File No. 33-24962

                                                 Investment Company No. 811-5186



     As filed with the Securities and Exchange Commission on December 24, 1996



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


             Registration Statement under The Securities Act of 1933


                         Post-Effective Amendment No. 20


         Registration Statement under The Investment Company Act of 1940



                                Amendment No. 22



                             AMERICAN SKANDIA TRUST

               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484

               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 926-1888
              (Registrant's Telephone Number, Including Area Code)

                       MARY ELLEN O'LEARY, ESQ., SECRETARY
                             AMERICAN SKANDIA TRUST
                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

                     (Name and Address of Agent for Service)

                                   Copies to:

                              JOHN T. BUCKLEY, ESQ.
                                WERNER & KENNEDY
               1633 BROADWAY, 46TH FLOOR, NEW YORK, NEW YORK 10019


 It is proposed that this filing will become effective (check appropriate space)


           _____ immediately upon filing pursuant to paragraph (b).
           [X}   on December 30, 1996 pursuant to paragraph (b) of rule 485.
           _____ 60 days after filing pursuant to paragraph (a)(1).
           _____ on _______ pursuant to paragraph (a)(1).
           _____ 75 days after filing pursuant to paragraph (a)(2).
           _____ on _______ pursuant to paragraph (a)(2) of rule 485.
           _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                Registrant has elected to maintain an indefinite registration of shares under Rule 24f-2. The Rule 24f-2 Notice for Registrant's fiscal period ended December 31, 1995 was filed on February 28, 1996.

                             AMERICAN SKANDIA TRUST


                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET


Form N-1A
Item Number

                                                                                        Prospectus
Part A                              Prospectus Caption                                  Page Number

      1.                            Cover Page                                          1
      2.                            *

      3.                            Financial Highlights                                5

      4.                            Investment Objectives and
                           Policies; Organization and
                                       Description of Shares of the Trust               14,108
      5.   (a)(b)(c)                Management of the Trust
           (d)                      Transfer and Shareholder Servicing
                               Agent and Custodian                                      111
           (e)                      Management of the Trust                             95

           (f)                      Financial Highlights                                5

           (g)                      Brokerage Allocation                                94
      6.   (a)                      Organization and Description of
                               Shares of the Trust                                      108
           (b)                      Other Information                                   112
           (c)                      Organization and Description of
                               Shares of the Trust                                      108
           (d)                      *
           (e)                      Cover Page; Other Information                       1,112
           (f) (g)                  Tax Matters                                         107

      7.   (a)                      *
           (b)                      Purchase and Redemption of Shares;
                                Net Asset Values                                        95,94
           (c)                      *
           (d)                      *
           (e)                      *
           (f)                      *
      8.                            Purchase and Redemption of Shares                   95
      9.                            *


                                                                                        Statement of
                                                                                        Additional
                                    Statement of Additional                             Information
Part B                              Information Caption                                 Page Number

      10.                           Cover Page                                          1
      11.                           Table of Contents                                   2
      12.                           *
      13.                           Investment Objectives and Policies;
                                       Investment Restrictions;                         3,147
                                       Portfolio Turnover; Allocation
                                       of Investments                                   181,187
      14.                           Management                                          182
      15.                           Other Information                                   190
      16.       (a) (b)             Management of the Trust                             184
                (c)                 *
                (d)                 Management of the Trust                             184
                (e)                 *
                (f)                 *
                (g)                 *
                (h)                 See Prospectus
                (i)                 *
      17.       (a)                 Brokerage Allocation                                186
                (b)                 *
                (c)                 Brokerage Allocation                                186
                (d)                 *
                (e)                 *

      18.                           See Prospectus
      19.       (a)                 Purchase and Redemption of Shares;                  188
                                    See also Prospectus
                (b)                 Computation of Net Asset Values                     187
                (c)                 *
      20.                           See Prospectus
      21.                           Underwriter                                         188
      22.                           Other Information                                   190
      23.                           Financial Statements                                190


Part C

           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.





* Not Applicable

PROSPECTUS                                                    DECEMBER 30, 1996


                           AMERICAN  SKANDIA TRUST
              One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing investment objectives of its Portfolios. The Portfolios as of the date of this Prospectus and their respective investment objectives are as follows:



     Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. JanCap Growth Portfolio seeks growth of capital in a manner consistent with preservation of capital. AST Janus Overseas Growth Portfolio seeks long-term growth of capital. AST Money Market Portfolio seeks high current income and maintenance of high levels of liquidity. Federated Utility Income Portfolio seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies. Federated High Yield Portfolio seeks high current income by investing primarily in a diversified portfolio of fixed income securities. T. Rowe Price Asset Allocation Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities. T. Rowe Price International Equity Portfolio seeks total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. T. Rowe Price Natural Resources Portfolio seeks long-term growth of capital through investments primarily in common stocks of companies which own or develop natural resources and other basic commodities. T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) seeks to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. T. Rowe Price Small Company Value Portfolio seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Founders Capital Appreciation Portfolio seeks capital appreciation. Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio) seeks capital appreciation. INVESCO Equity Income Portfolio seeks high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. PIMCO Total Return Bond Portfolio seeks to maximize total return, consistent with preservation of capital. PIMCO Limited Maturity Bond Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. Berger Capital Growth Portfolio seeks long-term capital appreciation. Robertson Stephens Value + Growth Portfolio seeks capital appreciation. Twentieth Century International Growth Portfolio seeks capital growth. Twentieth Century Strategic Balanced Portfolio seeks capital growth and current income. AST Putnam Value Growth & Income Portfolio seeks capital growth. Current income is a secondary objective. AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) seeks capital appreciation. AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) seeks a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.


Investments in American Skandia Trust are neither insured nor guaranteed by the United States Government. Such investments are not bank deposits, and are not insured by, guaranteed by, obligations of, or otherwise supported by, any bank. Although the AST Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.


This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Trust and should be retained for future reference. A Statement of Additional Information, dated December 30, 1996, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. That Statement is available without charge upon request to the Trust at the address listed above or by calling (203) 926-1888.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued on page 2)


Shares of the Trust are available, and are marketed as a pooled funding vehicle, for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust also may be offered directly to qualified pension and retirement plans, including, but not limited to, plans under sections 401, 403, 408 and 457 of the Internal Revenue Code of 1986, as amended ("Qualified Plans"). As of the date of this Prospectus, the only Participating Insurance Companies are American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company. From time to time, however, the Trust may enter into participation agreements with other Participating Insurance Companies. The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular variable annuity contract or variable life insurance policy or Qualified Plan. Please read the Prospectus of the variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for information regarding contract fees and expenses and any restrictions on purchases.

                                TABLE OF CONTENTS

Caption                                                                     Page



*Financial Highlights                                                       5
Investment Objectives and Policies                                         14
     Lord Abbett  Growth and Income  Portfolio                             14
     JanCap  Growth  Portfolio                                             15
     AST Janus Overseas  Growth  Portfolio                                 18
     AST Money Market  Portfolio                                           21
     Federated  Utility Income  Portfolio                                  23
     Federated  High  Yield  Portfolio                                     25
     T. Rowe  Price  Asset Allocation  Portfolio                           28
     T. Rowe Price International  Equity Portfolio                         31
     T. Rowe Price  Natural  Resources   Portfolio                         34
     T.  Rowe  Price  International  Bond Portfolio                        37
     T. Rowe Price Small  Company  Value  Portfolio                        40
     Founders  Capital Appreciation  Portfolio                             43
     Founders Passport  Portfolio                                          47
     INVESCO Equity Income Portfolio                                       52
     PIMCO Total Return Bond  Portfolio                                    54
     PIMCO Limited  Maturity Bond Portfolio                                58
     Berger Capital Growth Portfolio                                       63
     Robertson Stephens Value + Growth Portfolio                           65
     Twentieth  Century   International  Growth  Portfolio                 67
     Twentieth Century  Strategic  Balanced  Portfolio                     72
     AST Putnam Value Growth & Income Portfolio                            77
     AST Putnam  International  Equity  Portfolio                          79
     AST Putnam  Balanced Portfolio                                        82
Certain  Risk  Factors  and  Investment  Methods                           85
Regulatory  Matters                                                        92
Portfolio Turnover                                                         93
Brokerage Allocation                                                       94
Investment Restrictions                                                    94
Net Asset Values                                                           94
Purchase and Redemption of Shares                                          95
Management of the Trust                                                    95
Tax Matters                                                               107
Organization and Description of Shares of the Trust                       108
Portfolio Annual Expenses                                                 108
Performance                                                               110
Transfer and Shareholder Servicing Agent
    and Custodian                                                         111
Counsel and Auditors                                                      112
Other Information                                                         112

     FINANCIAL  HIGHLIGHTS  (Selected  Per  Share  Data  for  an  Average  Share
Outstanding and Ratios Throughout Each Period): The tables below contain unaudited financial information and financial information which has been audited in conjunction with the annual audits of the financial statements of American Skandia Trust by Deloitte & Touche LLP, Independent Auditors. Financial information for the years ended December 31, 1991 through December 31, 1995 has been audited. Audited Financial Statements for the year ended December 31, 1995, including the Independent Auditors' Report thereon, and Unaudited Financial Statements for the period ended June 30, 1996 are included in the Trust's Statement of Additional Information, which is available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling
(203) 926-1888. No financial information is included for the AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio or the AST Putnam Value Growth & Income Portfolio, which are first being offered as of the date of this Prospectus.

                                                       SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO*
                                -------------------------------------------------------------------------------------------------
                                 SIX MONTHS                                    FOR THE YEAR ENDED
                                    ENDED                                         DECEMBER 31,
                                JUNE 30, 1996  ----------------------------------------------------------------------------------
                                 (UNAUDITED)     1995         1994         1993        1992        1991        1990     1989(2)
                                -------------  --------     --------     --------     -------     -------     -------   -------
Net Asset Value at Beginning
  of Period....................    $  18.20    $  17.61     $  17.34     $  12.74     $ 13.90     $ 12.99     $ 13.76   $ 10.00
                                   --------    --------     --------      -------     -------     -------     -------   -------
Increase (Decrease) from
  Investment Operations
    Net Investment Income
      (Loss)...................        0.13        0.14         0.10         0.14       (0.17)       0.01        0.22      0.06
    Net Realized & Unrealized
      Gains (Losses) on
      Investments and Foreign
      Currency Transactions....        1.02        1.44         0.36         4.46       (0.99)       0.90       (0.63)     3.70
                                   --------    --------     --------      -------     -------     -------     -------   -------
        Total Increase
          (Decrease) From
          Investment
          Operations...........        1.15        1.58         0.46         4.60       (1.16)       0.91       (0.41)     3.76
                                   --------    --------     --------      -------     -------     -------     -------   -------
Less Dividends and
  Distributions
    Dividends from Net
      Investment Income........       (0.32)         --        (0.03)          --          --          --       (0.23)       --
    Distributions from Net
      Realized Capital Gains...       (0.37)      (0.99)       (0.16)          --          --          --       (0.13)       --
                                   --------    --------     --------      -------     -------     -------     -------   -------
        Total Dividends and
          Distributions........       (0.69)      (0.99)       (0.19)          --          --          --       (0.36)       --
                                   --------    --------     --------      -------     -------     -------     -------   -------
Net Asset Value at End of
  Period.......................    $  18.66    $  18.20     $  17.61     $  17.34     $ 12.74     $ 13.90     $ 12.99   $ 13.76
                                   ========    ========     ========      =======     =======     =======     =======   =======
Total Return...................        6.45%      10.00%        2.64%       36.11%      (8.35%)      7.01%      (2.97%)   37.60%
Ratios/Supplemental Data
    Net Assets at End of Period
      (in 000's)...............    $325,623    $268,056     $238,050     $150,646     $24,998     $15,892     $ 6,015   $ 1,299
Ratios of Expenses to Average
  Net Assets:
      After Advisory Fee Waiver
        and Expense
        Reimbursement..........        1.15%(1)     1.17%       1.22%        1.52%       2.50%       2.50%       2.38%     1.17%(1)
      Before Advisory Fee
        Waiver and Expense
        Reimbursement..........        1.26%(1)     1.27%       1.32%        1.52%       2.50%       2.82%       8.80%    67.51%(1)
Ratios of Net Investment Income
  (Loss) to Average Net Assets:
      After Advisory Fee Waiver
        and Expense
        Reimbursement..........        1.51%(1)     0.88%       0.55%        0.28%      (1.62%)      0.12%       1.67%     3.72%(1)
      Before Advisory Fee
        Waiver and Expense
        Reimbursement..........        1.40%(1)     0.78%       0.46%        0.28%      (1.62%)     (0.20%)     (4.75%)  (62.62%)(1)
Portfolio Turnover Rate........       24.71%      58.62%       48.69%       31.69%      54.56%      58.74%      76.10%    55.06%
Average Commission Rate
  Paid+........................    $ 0.0150          --           --           --          --          --          --          --

----------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC for the period beginning January 1, 1996.

(1) Annualized.

(2) Commenced operations on April 19, 1989.

 * Since October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam International Equity Portfolio. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolio.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              ------------------------------------------------------------
                                                                                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                       LORD ABBETT GROWTH AND INCOME
                                                         ----------------------------------------------------------
                                                          SIX MONTHS                 FOR THE YEAR ENDED
                                                             ENDED                      DECEMBER 31,
                                                         JUNE 30, 1996    -----------------------------------------
                                                          (UNAUDITED)       1995       1994       1993      1992(3)
                                                         -------------    --------    -------    -------    -------
Net Asset Value at Beginning of Period..................    $  14.98      $  12.00    $ 12.06    $ 10.70    $ 10.00
                                                            --------       -------    -------    -------    --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................        0.13          0.16       0.20       0.11       0.07
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................        0.85          3.22       0.06       1.35       0.63
                                                            --------       -------    -------    -------    --------
         Total Increase (Decrease) From
           Investment Operations........................        0.98          3.38       0.26       1.46       0.70
                                                            --------       -------    -------    -------    --------
Less Dividends and Distributions
    Dividends from Net Investment Income................       (0.17)        (0.20)     (0.12)     (0.04)        --
    Distributions from Net Realized
      Capital Gains.....................................       (0.35)        (0.20)     (0.20)     (0.06)        --
                                                            --------       -------    -------    -------    --------
         Total Dividends and Distributions..............       (0.52)        (0.40)     (0.32)     (0.10)        --
                                                            --------       -------    -------    -------    --------
Net Asset Value at End of Period........................    $  15.44      $  14.98    $ 12.00    $ 12.06    $ 10.70
                                                            ========       =======    =======    =======    ========
Total Return............................................        6.61%        28.91%      2.22%     13.69%      7.00%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............    $372,133      $288,749    $92,050    $48,385    $10,159
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................        0.96%(1)      0.99%      1.06%      1.22%      0.99%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................        0.96%(1)      0.99%      1.06%      1.33%      1.75%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................        2.04%(1)      2.50%      2.45%      2.05%      2.49%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................        2.04%(1)      2.50%      2.45%      1.94%      1.73%(1)
Portfolio Turnover Rate.................................       21.36%        50.28%     60.47%     56.70%     34.29%
Average Commission Rate Paid+...........................    $ 0.0663            --         --         --         --

---------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC for the period beginning January 1, 1996.
(1) Annualized.
(3) Commenced operations on May 1, 1992.
(4) Commenced operations on November 6, 1992.
(5) Commenced operations on November 10, 1992.

See Notes to Financial Statements.

                                                         ------------------------------------------------------------------
                                                                                      PORTFOLIO
                                                         ------------------------------------------------------------------
                                                                                    JANCAP GROWTH
                                                         ------------------------------------------------------------------
                                                            SIX MONTHS                     FOR THE YEAR ENDED
                                                               ENDED                          DECEMBER 31,
                                                           JUNE 30, 1996     ----------------------------------------------
                                                            (UNAUDITED)        1995         1994         1993       1992(4)
                                                           -------------     --------     --------     --------     -------
Net Asset Value at Beginning of Period..................      $  15.40       $  11.22     $  11.78     $  10.53     $ 10.00
                                                              --------        -------      -------      -------     -------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................          0.01           0.06         0.06         0.03       (0.01)
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................          2.35           4.18        (0.59)        1.22        0.54
                                                              --------        -------      -------      -------     -------
         Total Increase (Decrease) From
           Investment Operations........................          2.36           4.24        (0.53)        1.25        0.53
                                                              --------        -------      -------      -------     -------
Less Dividends and Distributions
    Dividends from Net Investment Income................         (0.02)         (0.06)       (0.03)          --          --
    Distributions from Net Realized
      Capital Gains.....................................         (0.80)            --           --           --          --
                                                              --------        -------      -------      -------     -------
         Total Dividends and Distributions..............         (0.82)         (0.06)       (0.03)          --          --
                                                              --------        -------      -------      -------     -------
Net Asset Value at End of Period........................      $  16.94       $  15.40     $  11.22     $  11.78     $ 10.53
                                                              ========        =======      =======      =======     =======
Total Return............................................         15.72%         37.98%       (4.51%)      11.87%       5.30%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............      $611,024       $431,321     $245,645     $157,852     $15,218
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................          1.10%(1)       1.12%        1.18%        1.22%       1.33%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................          1.10%(1)       1.12%        1.18%        1.22%       2.21%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................          0.25%(1)       0.51%        0.62%        0.35%      (0.90%)(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................          0.25%(1)       0.51%        0.62%        0.35%      (1.78%)(1)
Portfolio Turnover Rate.................................         65.51%        113.32%       93.92%       92.16%       1.52%
Average Commission Rate Paid+...........................      $ 0.0630             --           --           --          --




                                                            ------------------------------------------------------------------
                                                                                       PORTFOLIO
                                                            ------------------------------------------------------------------
                                                                                   AST MONEY MARKET
                                                            ------------------------------------------------------------------
                                                              SIX MONTHS                     FOR THE YEAR ENDED
                                                                 ENDED                           DECEMBER 31,
                                                             JUNE 30, 1996     ------------------------------------------------
                                                              (UNAUDITED)        1995         1994         1993        1992(5)
                                                             -------------     --------     --------     --------      --------
Net Asset Value at Beginning of Period..................        $   1.00       $   1.00     $   1.00     $   1.00      $   1.00
                                                                --------       --------     --------     --------      --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................          0.0243         0.0494       0.0369       0.0252        0.0032
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................          0.0005             --           --           --            --
                                                                --------       --------     --------     --------      --------
         Total Increase (Decrease) From
           Investment Operations........................          0.0248         0.0494       0.0369       0.0252        0.0032
                                                                --------       --------     --------     --------      --------
Less Dividends and Distributions
    Dividends from Net Investment Income................         (0.0243)       (0.0494)     (0.0367)     (0.0252       (0.0032)
    Distributions from Net Realized
      Capital Gains.....................................         (0.0005)            --      (0.0002)          --            --
                                                                 --------       --------     --------     --------      --------
         Total Dividends and Distributions..............         (0.0248)       (0.0494)     (0.0369)     (0.0252)      (0.0032)
                                                                 --------       --------     --------     --------      --------
Net Asset Value at End of Period........................         $   1.00       $   1.00     $   1.00     $   1.00      $   1.00
                                                                 ========       ========     ========     ========      ========
Total Return............................................              N/A            N/A          N/A          N/A           N/A
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............         $571,218       $344,225     $288,588     $114,074      $  4,294
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................             0.60%(1)       0.60%        0.64%        0.65          0.65%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................             0.72%(1)       0.72%        0.76%        0.84          1.15%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................             4.88%(1)      5.38%        3.90%        2.53          2.43%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................             4.76%(1)      5.26%        3.78%        2.34          1.93%(1)
Portfolio Turnover Rate.................................             N/A            N/A          N/A          N/A           N/A
Average Commission Rate Paid+...........................             N/A             --           --           --            --


AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                ---------------------------------------------------------
                                                                                   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                            FEDERATED UTILITY INCOME
                                                            --------------------------------------------------------
                                                             SIX MONTHS                  FOR THE YEAR ENDED
                                                                ENDED                       DECEMBER 31,
                                                            JUNE 30, 1996       ------------------------------------
                                                             (UNAUDITED)          1995          1994         1993(6)
                                                            -------------       --------       -------       -------
Net Asset Value at Beginning of Period....................    $  11.94         $   9.87       $ 10.79       $ 10.00
                                                               -------         --------       -------       --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)..........................        0.15             0.40          0.46          0.17
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions...............................        0.35             2.09         (1.20)         0.62
                                                               -------         --------       -------       --------
         Total Increase (Decrease) From
           Investment Operations..........................        0.50             2.49         (0.74)         0.79
                                                               -------         --------       -------       --------
Less Dividends and Distributions
    Dividends from Net Investment Income..................       (0.44)           (0.42)        (0.16)           --
    Distributions from Net Realized
      Capital Gains.......................................          --               --         (0.02)           --
                                                               -------         --------       -------       --------
         Total Dividends and Distributions................       (0.44)           (0.42)        (0.18)           --
                                                               -------         --------       -------       --------
Net Asset Value at End of Period..........................    $  12.00         $  11.94       $  9.87       $ 10.79
                                                               =======         ========       =======       ========
Total Return..............................................        4.31%           26.13%        (6.95%)        7.90%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)................    $121,778         $107,399       $71,205       $57,643
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................        0.92%(1)         0.93%         0.99%         1.18%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................        0.92%(1)         0.93%         0.99%         1.18%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................        3.07%(1)         4.58%         5.11%         5.09%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................        3.07%(1)         4.58%         5.11%         5.09%(1)
Portfolio Turnover Rate...................................       41.42%           70.94%        54.26%         5.30%
Average Commission Rate Paid+.............................    $ 0.0488               --            --            --

-------------------------------------------------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC for the period beginning January 1, 1996.
(1) Annualized.
(6) Commenced operations on May 4, 1993.
(7) Commenced operations on January 4, 1994.
 * Since October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam Balanced Portfolio. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolio.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                FEDERATED
                                                                       AST PHOENIX BALANCED ASSET*              HIGH YIELD
                                                              ---------------------------------------------    -------------
                                                               SIX MONTHS           FOR THE YEAR ENDED           SIX MONTHS
                                                                  ENDED                DECEMBER 31,                ENDED
                                                              JUNE 30, 1996   -----------------------------    JUNE 30, 1996
                                                               (UNAUDITED)      1995       1994     1993(6)     (UNAUDITED)
                                                              -------------   --------   --------   -------    -------------
Net Asset Value at Beginning of Period....................    $  12.53        $ 10.49    $ 10.57    $ 10.00     $   11.14
                                                              --------        -------    -------    -------      --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)..........................        0.16           0.26       0.27       0.08          0.31
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions...............................        0.26           2.06      (0.26)      0.49          0.05

         Total Increase (Decrease) From
           Investment Operations..........................        0.42           2.32       0.01       0.57          0.36
                                                              --------        -------    -------    -------      --------
Less Dividends and Distributions
    Dividends from Net Investment Income..................       (0.25)         (0.28)     (0.07)        --         (0.47)
    Distributions from Net Realized
      Capital Gains.......................................       (0.43)            --      (0.02)        --            --
                                                              --------        -------    -------    -------      --------
         Total Dividends and Distributions................       (0.68)         (0.28)     (0.09)        --         (0.47)
                                                              --------        -------    -------    -------      --------
Net Asset Value at End of Period..........................   $   12.27       $  12.53   $  10.49    $ 10.57     $   11.03
                                                              ========        =======    =======    =======      ========
Total Return..............................................        3.47%         22.60%      0.09%      5.70%         3.28%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)................   $ 264,258       $255,206   $145,624    $91,591     $ 122,673
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................        0.91%(1)       0.94%      0.99%      1.13%(1)      1.01%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................        0.91%(1)       0.94%      0.99%      1.13%(1)      1.01%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................        2.71%(1)       3.28%      3.08%      2.53%(1)      8.27%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................        2.71%(1)       3.28%      3.08%      2.53%(1)      8.27%(1)
Portfolio Turnover Rate...................................       91.99%        160.94%     86.50%     46.35%        25.94%
Average Commission Rate Paid+.............................   $  0.0609             --         --         --           N/A


----------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                                                             T. ROWE PRICE ASSET
                                                              FEDERATED HIGH YIELD                ALLOCATION
                                                              --------------------    -------------------------------------
                                                              FOR THE YEAR ENDED       SIX MONTHS       FOR THE YEAR ENDED
                                                                 DECEMBER 31,             ENDED             DECEMBER 31,
                                                              --------------------    JUNE 30, 1996     -------------------
                                                               1995       1994(7)      (UNAUDITED)       1995       1994(7)
                                                              -------     -------     -------------     -------     -------
Net Asset Value at Beginning of Period....................    $  9.69     $ 10.00        $ 12.01        $  9.94     $ 10.00
                                                              --------    --------      --------        --------    --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)..........................       0.38        0.55           0.15           0.26        0.21
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions...............................       1.46       (0.86)          0.36           2.02       (0.27)
                                                              --------    --------      --------        --------    --------
         Total Increase (Decrease) From
           Investment Operations..........................       1.84       (0.31)          0.51           2.28       (0.06)
                                                              --------    --------      --------        --------    --------
Less Dividends and Distributions
    Dividends from Net Investment Income..................      (0.39)         --          (0.25)         (0.21)         --
    Distributions from Net Realized
      Capital Gains.......................................         --          --          (0.04)            --          --
                                                              --------    --------      --------        --------    --------
         Total Dividends and Distributions................      (0.39)         --          (0.29)         (0.21)         --
                                                              --------    --------      --------        --------    --------
Net Asset Value at End of Period..........................    $ 11.14     $  9.69        $ 12.23        $ 12.01     $  9.94

                                                              ========    ========      ========        ========    ========
Total Return..............................................      19.57%      (3.10%)         4.27%         23.36%      (0.60%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)................    $83,692     $21,308        $86,302        $59,399     $23,463
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................       1.11%       1.15%(1)       1.16%(1)       1.25%       1.25%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................       1.11%       1.34%(1)       1.16%(1)       1.29%       1.47%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................       8.72%       9.06%(1)       3.21%(1)       3.53%       3.64%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................       8.72%       8.87%(1)       3.21%(1)       3.49%       3.42%(1)
Portfolio Turnover Rate...................................      29.64%      40.55%         27.64%         17.62%      31.62%
Average Commission Rate Paid+.............................         --          --        $0.0359             --          --

----------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          ----------------------------------------------------------------------------
                                                                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                PIMCO TOTAL RETURN BOND                  INVESCO EQUITY INCOME
                                          ------------------------------------    ------------------------------------
                                           SIX MONTHS      FOR THE YEAR ENDED      SIX MONTHS      FOR THE YEAR ENDED
                                              ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                          JUNE 30, 1996    -------------------    JUNE 30, 1996    -------------------
                                           (UNAUDITED)       1995      1994(7)     (UNAUDITED)       1995      1994(7)
                                          -------------    --------    -------    -------------    --------    -------
Net Asset Value at Beginning of Period...   $   11.34      $   9.75    $ 10.00      $   12.50      $   9.75    $ 10.00
                                             --------      --------    -------       --------      --------    -------
Increase (Decrease) from Investment
  Operations
    Net Investment Income (Loss).........        0.21          0.25       0.26           0.15          0.25       0.16
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..............       (0.44)         1.55      (0.51)          0.71          2.65      (0.41)
                                             --------      --------    -------       --------      --------    -------
         Total Increase (Decrease) From
           Investment Operations.........       (0.23)         1.80      (0.25)          0.86          2.90      (0.25)
                                             --------      --------    -------       --------      --------    -------
Less Dividends and Distributions
    Dividends from Net Investment
      Income.............................       (0.28)        (0.21)        --          (0.24)        (0.15)        --
    Distributions from Net Realized
      Capital Gains......................       (0.31)           --         --          (0.33)           --         --
                                             --------      --------    -------       --------      --------    -------
         Total Dividends and
           Distributions.................       (0.59)        (0.21)        --          (0.57)        (0.15)        --
                                             --------      --------    -------       --------      --------    -------
Net Asset Value at End of Period.........   $   10.52      $  11.34    $  9.75      $   12.79      $  12.50    $  9.75
                                             ========      ========    =======       ========      ========    =======
Total Return.............................       (2.07%)       18.78%     (2.50%)         7.04%        30.07%     (2.50%)
Ratios/Supplemental Data
    Net Assets at End of Period (in
      000's).............................   $ 287,645      $225,335    $46,493      $ 236,140      $176,716    $65,201
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........        0.88%(1)      0.89%      1.02%(1)        0.98%(1)     0.98%      1.14%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........        0.88%(1)      0.89%      1.02%(1)        0.98%(1)     0.98%      1.14%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........        5.25%(1)      5.95%      5.57%(1)        2.99%(1)     3.34%      3.41%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........        5.25%(1)      5.95%      5.57%(1)        2.99%(1)     3.34%      3.41%(1)
Portfolio Turnover Rate..................      318.44%       124.41%    139.25%         28.83%        89.48%     62.87%
Average Commission Rate Paid+............         N/A            --         --      $  0.0604            --         --

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC for the period beginning January 1, 1996.
(1) Annualized.
(7) Commenced operations on January 4, 1994.
(8) Commenced operations on May 3, 1994.
 * Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio (formerly, the AST Scudder International Bond Portfolio). As of May 1, 1996, Rowe Price-Fleming International, Inc. has served as Sub-advisor to the Portfolio. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolio.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
                                                           PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                                           T. ROWE PRICE
                                                  FOUNDERS CAPITAL APPRECIATION         INTERNATIONAL EQUITY
                                              -------------------------------------     ---------------------
                                               SIX MONTHS       FOR THE YEAR ENDED           SIX MONTHS
                                                  ENDED            DECEMBER 31,                 ENDED
                                              JUNE 30, 1996     -------------------         JUNE 30, 1996
                                               (UNAUDITED)       1995       1994(7)          (UNAUDITED)
                                              -------------     -------     -------         -------------
Net Asset Value at Beginning of Period...     $   14.25       $ 10.84     $ 10.00           $   10.65
                                              ---------       -------     -------           ---------
Increase (Decrease) from Investment
  Operations
    Net Investment Income (Loss).........          0.02         (0.04)       0.11                0.07
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..............          2.28          3.54        0.73                0.85
                                              ---------       -------     -------            --------
         Total Increase (Decrease) From
           Investment Operations.........          2.30          3.50        0.84                0.92
                                              ---------       -------     -------            --------
Less Dividends and Distributions
    Dividends from Net Investment
      Income.............................         (0.09)        (0.09)         --               (0.08)
    Distributions from Net Realized
      Capital Gains......................         (0.18)           --          --                  --
                                              ---------       -------     -------            --------
         Total Dividends and
           Distributions.................         (0.27)        (0.09)         --               (0.08)
                                              ---------       -------     -------            --------
Net Asset Value at End of Period.........     $   16.28       $ 14.25     $ 10.84           $   11.49
                                              =========       =======     =======           =========
Total Return.............................         16.33%        32.56%       8.40%               8.68%
Ratios/Supplemental Data
    Net Assets at End of Period (in
      000's).............................     $ 147,916       $90,460     $28,559           $ 306,150
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........          1.15%(1)      1.22%       1.30%(1)            1.29%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........          1.15%(1)      1.22%       1.55%(1)            1.29%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........         (0.25%)(1)    (0.28%)      2.59%(1)            1.68%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........         (0.25%)(1)    (0.28%)      2.34%(1)            1.68%(1)
Portfolio Turnover Rate..................         46.57%        68.32%     197.93%               6.99%
Average Commission Rate Paid+............     $  0.0554            --          --           $  0.0232


------------------------------------------------------------------------------------------------------------------------
                                                           PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                 T. ROWE PRICE                    T. ROWE PRICE
                                             INTERNATIONAL EQUITY              INTERNATIONAL BOND*
                                            ---------------------     -------------------------------------
                                             FOR THE YEAR ENDED        SIX MONTHS       FOR THE YEAR ENDED
                                                DECEMBER 31,              ENDED            DECEMBER 31,
                                            ---------------------     JUNE 30, 1996     -------------------
                                              1995       1994(7)       (UNAUDITED)       1995       1994(8)
                                            --------     --------     -------------     -------     -------
Net Asset Value at Beginning of Period...   $   9.62     $  10.00        $ 10.60        $  9.68     $ 10.00
                                            --------     --------        -------        -------     -------
Increase (Decrease) from Investment
  Operations
    Net Investment Income (Loss).........       0.07         0.02           0.09           0.31        0.27
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..............       0.99        (0.40)         (0.17)          0.75       (0.59)
                                            --------     --------        -------        -------     -------
         Total Increase (Decrease) From
           Investment Operations.........       1.06        (0.38)         (0.08)          1.06       (0.32)
                                            --------     --------        -------        -------     -------
Less Dividends and Distributions
    Dividends from Net Investment
      Income.............................      (0.01)          --          (0.14)         (0.14)         --
    Distributions from Net Realized
      Capital Gains......................      (0.02)          --          (0.17)            --          --
                                            --------     --------        -------        -------     -------
         Total Dividends and
           Distributions.................      (0.03)          --          (0.31)         (0.14)         --
                                            --------     --------        -------        -------     -------
Net Asset Value at End of Period.........   $  10.65     $   9.62        $ 10.21        $ 10.60     $  9.68
                                            ========     ========        =======        =======     =======
Total Return.............................      11.09%       (3.80%)        (0.73%)        11.10%      (3.20%)
Ratios/Supplemental Data
    Net Assets at End of Period (in
      000's).............................   $195,667     $108,751        $68,925        $45,602     $15,218
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........       1.33%        1.75%(1)       1.29%(1)       1.53%       1.68%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........       1.33%        1.77%(1)       1.29%(1)       1.53%       1.68%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........       1.03%        0.45%(1)       5.25%(1)       6.17%       7.03%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........       1.03%        0.43%(1)       5.25%(1)       6.17%       7.03%(1)
Portfolio Turnover Rate..................      17.11%       15.70%        120.27%        325.00%     163.27%
Average Commission Rate Paid+............         --           --            N/A             --          --

------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         --------------------------------------------
                                                                                        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                                                                      BERGER CAPITAL
                                                                                          GROWTH
                                                                        ------------------------------------------
                                                                         SIX MONTHS           FOR THE YEAR ENDED
                                                                            ENDED                DECEMBER 31,
                                                                        JUNE 30, 1996       ----------------------
                                                                         (UNAUDITED)         1995         1994(9)
                                                                        -------------       -------       --------
Net Asset Value at Beginning of Period................................     $ 12.40          $  9.97        $10.00
                                                                          --------          --------      -------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)......................................          --             0.04          0.01
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions...........................................        1.55             2.40         (0.04)
                                                                          --------          --------      -------
         Total Increase (Decrease) From
           Investment Operations......................................        1.55             2.44         (0.03)
                                                                          --------          --------      -------
Less Dividends and Distributions
    Dividends from Net Investment Income..............................       (0.03)           (0.01)           --
    Distributions from Net Realized
      Capital Gains...................................................          --               --            --
                                                                          --------          --------      -------
         Total Dividends and Distributions............................       (0.03)           (0.01)           --
                                                                          --------          --------      -------
Net Asset Value at End of Period......................................     $ 13.92          $ 12.40        $ 9.97
                                                                          ========          ========      =======
Total Return..........................................................       12.54%           24.42%        (0.30%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)............................     $84,683          $45,979        $3,030
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................        1.00%(1)         1.17%         1.25%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................        1.00%(1)         1.17%         1.70%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................        0.14%(1)         0.70%         1.41%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................        0.14%(1)         0.70%         0.97%(1)
Portfolio Turnover Rate...............................................       58.88%           84.21%         5.36%
Average Commission Rate Paid+.........................................     $0.0590               --            --

--------------------------------------------------------------------------------

  + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC for the period beginning January 1, 1996.
 (1) Annualized.
 (9) Commenced operations on October 20, 1994.
(10) Commenced operations on May 2, 1995.
(11) Commenced operations on May 2, 1996.
  * Since October 15, 1996, Founders Asset Management, Inc. has served as Sub-advisor to the Portfolio, now named the Founders Passport Portfolio. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolio.

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                          SELIGMAN HENDERSON                       T. ROWE PRICE
                                                       INTERNATIONAL SMALL CAP*                  NATURAL RESOURCES
                                                  ----------------------------------     ----------------------------------
                                                   SIX MONTHS                             SIX MONTHS
                                                      ENDED       FOR THE YEAR ENDED         ENDED       FOR THE YEAR ENDED
                                                  JUNE 30, 1996      DECEMBER 31,        JUNE 30, 1996      DECEMBER 31,
                                                   (UNAUDITED)         1995(10)           (UNAUDITED)         1995(10)
                                                  -------------   ------------------     -------------   ------------------
Net Asset Value at Beginning of Period.......            $ 10.33           $  10.00             $ 11.11            $10.00
                                                         -------            -------             -------            ------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss).............               0.08               0.03                0.03              0.04
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..................               1.43               0.30                1.72              1.07
                                                         -------            -------             -------            ------
         Total Increase (Decrease) From
           Investment Operations.............               1.51               0.33                1.75              1.11
                                                         -------            -------             -------            ------
Less Dividends and Distributions
    Dividends from Net Investment Income.....              (0.03)                --               (0.02)               --
    Distributions from Net Realized
      Capital Gains..........................                 --                 --               (0.02)               --
                                                         -------            -------             -------            ------
         Total Dividends and Distributions...              (0.03)                --               (0.04)               --
                                                         -------            -------             -------            ------
Net Asset Value at End of Period.............            $ 11.81           $  10.33             $ 12.82            $11.11
                                                         =======            =======             =======            ======
Total Return.................................              14.66%              3.30%              15.83%            11.10%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)...            $81,758           $ 28,455             $32,322            $9,262
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...............               1.32%(1)           1.46%(1)            1.35%(1)          1.35%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...............               1.32%(1)           1.46%(1)            1.38%(1)          1.80%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...............               2.19%(1)           0.94%(1)            1.15%(1)          1.28%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...............               2.19%(1)           0.94%(1)            1.12%(1)          0.83%(1)
Portfolio Turnover Rate......................               8.58%              3.52%              28.78%             2.32%
Average Commission Rate Paid+................            $0.0219                 --             $0.0171                --
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                    PIMCO LIMITED                  ROBERTSON STEPHENS
                                                                    MATURITY BOND                    VALUE + GROWTH
                                                          ----------------------------------  ---------------------------
                                                           SIX MONTHS
                                                              ENDED       FOR THE YEAR ENDED          PERIOD ENDED
                                                          JUNE 30, 1996      DECEMBER 31,           JUNE 30, 1996(11)
                                                           (UNAUDITED)         1995(10)               (UNAUDITED)
                                                          -------------   ------------------  ---------------------------
Net Asset Value at Beginning of Period......               $   10.47       $  10.00                   $ 10.00
                                                           ---------       --------                   -------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)............                    0.27           0.05                        --
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.................                   (0.26)          0.42                     (0.27)
                                                           ---------       --------                   -------
         Total Increase (Decrease) From
           Investment Operations............                    0.01           0.47                     (0.27)
                                                           ---------       --------                   -------
Less Dividends and Distributions
    Dividends from Net Investment Income....                   (0.05)            --                        --
    Distributions from Net Realized
      Capital Gains.........................                   (0.02)            --                        --
                                                           ---------       --------                   -------
         Total Dividends and Distributions..                   (0.07)            --                        --
                                                           ---------       --------                   -------
Net Asset Value at End of Period............               $   10.41       $  10.47                   $  9.73
                                                           =========       ========                   =======

Total Return................................                    0.05%          4.70%                   (2.70%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..               $ 195,372       $161,940                  $ 5,699
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..............                    0.87%(1)       0.89%(1)                 1.33%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..............                    0.87%(1)       0.89%(1)                 1.33%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..............                    5.81%(1)       4.87%(1)               (0.41%)(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..............                    5.81%(1)       4.87%(1)               (0.41%)(1)
Portfolio Turnover Rate.....................                  158.19%        204.85%                   3.42%
Average Commission Rate Paid+...............                     N/A             --                 $0.0510
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES: The investment objective and policies for each of the Portfolios are described below, and should be considered separately. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and returns in each Portfolio may differ. The investment objective of each Portfolio which is specifically identified as "fundamental" may not be changed without approval of the shareholders of the affected Portfolio. Each Portfolio's investment objective or investment policies, unless otherwise specified, is not a fundamental policy and may be changed without shareholder approval. There can be no assurance that any Portfolio's investment objective will be achieved. Risk factors in relation to various securities and instruments in which the Portfolios may invest are described in the sections of this Prospectus and the Trust's Statement of Additional Information entitled "Certain Risk Factors and Investment Methods." Additional information about the investment objectives and policies of each Portfolio may be found in the Trust's Statement of Additional Information under "Investment Objectives and Policies."



     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord Abbett Growth and Income Portfolio: Lord, Abbett & Co.; (b) JanCap Growth Portfolio: Janus Capital Corporation; (c) AST Janus Overseas Growth Portfolio: Janus Capital Corporation; (d) AST Money Market
Portfolio: J.P. Morgan Investment Management, Inc.; (e) Federated Utility Income
Portfolio:  Federated Investment Counseling; (f) Federated High Yield Portfolio:
Federated Investment  Counseling;  (g) T. Rowe Price Asset Allocation Portfolio:
T.  Rowe  Price  Associates,  Inc.;  (h)  T.  Rowe  Price  International  Equity
Portfolio: Rowe Price-Fleming International, Inc.; (i) T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc.; (j) T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc. (formerly, the AST Scudder International Bond Portfolio when the Sub-advisor was Scudder, Stevens & Clark, Inc.); (k) T. Rowe Price Small Company Value Portfolio: T. Rowe Price Associates, Inc.; (l) Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (m) Founders Passport Portfolio: Founders Asset Management, Inc. (formerly, the Seligman Henderson International Small Cap Portfolio when the Sub-advisor was Seligman Henderson Co.); (n) INVESCO Equity Income Portfolio: INVESCO Trust Company; (o) PIMCO Total Return Bond Portfolio:
Pacific  Investment   Management  Company;   (p)  PIMCO  Limited  Maturity  Bond
Portfolio:  Pacific  Investment  Management  Company;  (q) Berger Capital Growth
Portfolio:  Berger  Associates,  Inc.;  (r)  Robertson  Stephens  Value + Growth
Portfolio: Robertson, Stephens & Company Investment Management, L.P.; (s) Twentieth Century International Growth Portfolio: Investors Research Corporation (name changed to "American Century Investment Management, Inc." as of January 1,
1997); (t) Twentieth Century Strategic Balanced Portfolio: Investors Research Corporation (name changed to "American Century Investment Management, Inc." as of January 1, 1997); (u) AST Putnam Value Growth & Income Portfolio: Putnam Investment Management, Inc.; (v) AST Putnam International Equity Portfolio:
Putnam Investment Management, Inc. (formerly, the Seligman Henderson International Equity Portfolio when the Sub-advisor was Seligman Henderson Co.); and (w) AST Putnam Balanced Portfolio: Putnam Investment Management, Inc. (formerly, the AST Phoenix Balanced Asset Portfolio when the Sub-advisor was Phoenix Investment Counsel, Inc.).



     Subject to approval of the Board of Trustees of the Trust, the Trust may add one or more portfolios and may cease to offer one or more portfolios, any such cessation to be subject to obtaining required regulatory approvals.

     Each Portfolio may be subject to state regulatory requirements which may be more restrictive than the stated investment policies, in which case, the Sub-advisors will adhere to the more restrictive standard.



Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This is a fundamental objective of the Portfolio.

Investment Policies:

     The Sub-advisor will try to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value. To do so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they carry excessive risk. The Sub-advisor will try to anticipate major changes in the economy and select stocks for the Portfolio which it believes will benefit most from these changes.

     The Portfolio normally will invest in common stocks (including securities convertible into common stocks) of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks held over long periods of time have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

     The Sub-advisor will be constantly balancing the opportunity for profit against the risk of loss for the Portfolio. In the past, very few industries have continuously provided the best investment opportunities. The Sub-advisor will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell securities that the Sub-advisor judges to be overpriced and reinvest the proceeds in other securities which the Sub-advisor believes offer better values.

     At such times that the Sub-advisor deems appropriate and consistent with this Portfolio's investment objective, the Portfolio may: (a) write covered call options which are traded on a national securities exchange with respect to securities in the Portfolio; (b) invest up to 10% of the Portfolio's net assets (at the time of investment) in foreign securities; and (c) invest in straight bonds and other debt securities, including lower-rated high-yield bonds. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. The Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower-rated (BB/Ba or lower) high-yield bonds. For a discussion of the risks involved in options transactions and in investing in lower-rated high-yield debt securities or foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For an additional description of covered options, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in short-term debt and other high quality fixed-income securities.

     Lending Portfolio Securities. The Portfolio may engage in the lending of its securities. It is expected that no more that 5% of the Portfolio's gross assets may be committed to securities lending. For a discussion of the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. Lower-rated debt obligations are generally considered to be high risk investments. The Portfolio does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. For a description of these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933. For a discussion of these instruments and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental objective of the Portfolio.

Investment Policies:

     The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. For a discussion of risks involved in lower-rated securities, mortgage- and asset-backed securities and zero coupon bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, Portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.

     Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio.

     The  Portfolio  may invest in  "special  situations"  from time to time.  A
"special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

     Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currency and not publicly traded in the United States. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Futures, Options and Other Derivative Instruments. Subject to certain limitations, the Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions, against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return. The Portfolio will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.


     Risks of Futures and Options Transactions. There are risks involved in futures and options transactions. For a discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements, which involve the purchase of a security by the Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. The Portfolio's repurchase agreements will at all times be fully collateralized. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also invest up to 15% of its total assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Lending Portfolio Securities. Subject to the Portfolio's restrictions on lending, the Portfolio may borrow money from or lend money to other Portfolios of the Trust or other funds that permit such transactions and are managed by the Investment Manager or are advised by the Sub-advisor if the Trust seeks, on behalf of the Portfolio, permission to do so from the Securities and Exchange Commission. There is no assurance that such permission will be sought or granted. For a discussion of the risks involved in lending, see the Prospectus under "Certain Risk Factors and Investment Methods."

     Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. Lower-rated debt obligations are generally considered to be high risk investments. The Portfolio does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. Subject to the Portfolio's restrictions on borrowing, the Portfolio may also borrow money from banks. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."



AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital. This is a fundamental objective of the Portfolio.


Investment Policies:

     The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

     The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

     The Portfolio invests primarily in common stocks of foreign issuers selected for their growth potential. The Portfolio may invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 35% of net assets in high-yield/high-risk securities); government securities; mortgage- and asset-backed securities (not to exceed 25% of assets); zero coupon bonds (not to exceed 10% of assets); indexed/structured securities; high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Portfolio may also invest in short-term debt securities, including money market funds managed by the Sub-advisor, as a means of receiving a return on idle cash.

     When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the Sub-advisor has committed available assets to desirable investment opportunities. When the Portfolio's cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

     The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

     The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

     Foreign Securities. The Portfolio may invest without limit in foreign securities. The Portfolio may invest substantially all of its assets in common stocks of foreign issuers to the extent the Sub-advisor believes that the relevant market environment favors profitable investing in those securities. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large regardless of country of organization or place of principal business activity. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objective. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Futures, Options and Other Derivative Instruments. The Portfolio may use options, futures and other types of derivatives for hedging purposes or as a means of enhancing return. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return.

     Although the Sub-advisor believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Sub-advisor's judgment proves incorrect.


     When the Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     The Portfolio may also use futures, options and other derivative instruments to protect the portfolio from movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.


     Risks of Futures and Options Transactions. There are risks involved in futures and options transactions. For a discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

     When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Portfolio sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by the Sub-advisor. An illiquid investment is a security or other position that is deemed as such because of the absence of a readily available market or due to legal or contractual restrictions. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Sub-advisor may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (for example, Rule 144A securities) are liquid. The Sub-advisor will follow guidelines established by the Trustees of the Trust in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing or Lending Portfolio Securities. Subject to the Portfolio's restrictions on lending and borrowing, the Portfolio may borrow money and lend securities or other assets, as follows. The Portfolio may borrow money for temporary or emergency purposes in amounts up to 33 1/3% of its total assets. The Portfolio may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets. The Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties. The Sub-advisor intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and for which the Sub-advisor serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

     Lower-Rated High-Yield Bonds. The Portfolio may invest up to 35% of its net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Services, Inc. ("Moody's") (commonly referred to as "junk bonds")).

     The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the 35% limit of the Portfolio unless the Sub-advisor deems such securities to be the equivalent of investment grade securities. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Portfolio whenever the Sub-advisor believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

     To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Portfolio's ability to engage in short-term trading if the security has been held for less than three months.


AST Money Market Portfolio:

     Investment Objective: The investment objective of the AST Money Market Portfolio is to seek high current income and maintain high levels of liquidity. This is a fundamental objective of the Portfolio.

Investment Policies:

     The Portfolio attempts to accomplish its objectives by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in the types of high quality U.S. dollar-denominated securities described below which have effective maturities of not more than 397 days. The Portfolio will invest in one or more of the types of investments described below.

     United  States  Government   Obligations.   The  Portfolio  may  invest  in
obligations of the U.S. Government and its agencies ("U.S. Government Obligations") and instrumentalities ("U.S. Government Instrumentalities") maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition. U.S. Government Obligations, for purposes of this Portfolio, include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress, such as, but not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Intermediate Credit Banks, Federal Land Banks, and Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bureau. U.S. Government Instrumentalities are government agencies organized by Congress under a Federal Charter and supervised and regulated by the U.S. Government, such as the Federal National Mortgage Association and the Student Loan Mortgage Association. Some of these U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Mortgage Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to the U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under United States federal or state law, (ii) foreign branches of these banks or foreign banks of equivalent size (Euros), and (iii) United States branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

     Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax. For more information about foreign investments, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Asset-Backed Securities. As may be permitted by current laws and regulations and if expressly permitted by the Board of Trustees, the Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. For more information about these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Quality Information. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Trustees, present minimal credit risks. In addition, the Portfolio will not purchase any security (other than a United States Government security) unless: (i) if rated by only one nationally recognized rating organization (such as Moody's and Standard & Poor's), then such organization has rated it with the highest rating assigned to short-term debt securities; (ii) if rated by more than one nationally recognized rating organization, then at least two such rating organizations have rated it with the highest rating assigned to short-term debt securities; or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Trustees. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest. For more information on ratings assigned to debt securities, see the Appendix to the Trust's Statement of Additional Information.

     When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. The Portfolio maintains with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio is permitted to enter into repurchase agreements. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods.


     Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Lending Portfolio Securities. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods," and for more information on restrictions on lending, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in Borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

Federated Utility Income Portfolio:

     Investment Objective: The investment objective of the Federated Utility Income Portfolio is to achieve high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies. This is a fundamental objective of the Portfolio.

Investment Policies:

     The Portfolio will pursue its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. The Portfolio will invest at least 65% of its total assets in securities of utility companies, and such investment policy may be changed by a vote of the Board of Trustees. The
Portfolio invests primarily in the common stocks of utility companies. The Sub-advisor will select common stocks on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and the risk and volatility of the company's industry as well as other factors such as product position, market share or profitability. The Portfolio may invest in preferred stocks, corporate bonds, notes and warrants of these companies and in cash, U.S. government securities and money market instruments in proportions determined by the Sub-advisor. The Portfolio may also invest in one or more of the types of investments described below.

     Special Risks. There are certain risks associated with the utility industry. These include difficulty in earning adequate returns on investment despite frequent rate increases, restrictions on operations and increased costs and delays due to governmental regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices. The Investment Manager and Sub-advisor believe that the risks of investing in utility securities can be reduced. The professional portfolio management techniques used by the Portfolio to attempt to reduce these risks include credit research. The Sub-advisor will perform its own credit analysis in addition to using recognized ratings agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage, and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

     Foreign Securities. The Portfolio may invest in securities of foreign issuers, whether traded on United States or foreign securities exchanges, in United States or foreign over-the-counter markets, or in the form of depositary receipts. The Portfolio will not invest more than 15% of total assets in securities of foreign issuers not listed on recognized exchanges. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability or other national or international restrictions. As a matter of practice, the Portfolio will not invest in the securities of a foreign issuer if any such risk appears to the Sub-advisor to be substantial. For a discussion of depositary receipts and the risks involved in foreign investments, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are considered to be illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Illiquid securities include non-negotiable time deposits, repurchase agreements providing for settlement more than seven days after notice and restricted securities which are determined by the Board of Trustees to be illiquid.


     The Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2)"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


     Temporary Investments. When the Sub-advisor believes that market conditions warrant a temporary defensive position, the Portfolio may also invest all or a part of its assets in cash, cash items and short-term instruments, such as commercial paper, notes, certificates of deposit, obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities and repurchase agreements. The Portfolio's investment in repurchase agreements will be limited to those with banks and other financial institutions, such as broker-dealers, which are determined by the Sub-advisor to be creditworthy pursuant to guidelines promulgated by the Board of Trustees. Repurchase agreements are arrangements in which banks, broker-dealers, and other financial institutions sell U.S. government securities or other securities to the Portfolio and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Portfolio's custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio will only enter into repurchase agreements with banks or other recognized financial institutions, such as broker-dealers, which are found by the Sub-advisor to be creditworthy.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. When effecting reverse repurchase agreements, assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Portfolio's records at the trade date and are maintained until the transaction is settled. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Lending Portfolio Securities. The Portfolio may lend its securities to brokers, dealers, banks or other institutional borrowers of securities in an amount not to exceed 33% of the Portfolio's total assets. The Portfolio will only enter into loan arrangements with brokers, dealers, banks and other institutions which the Sub-advisor has determined to be creditworthy pursuant to guidelines promulgated by the Board of Trustees. The Portfolio will receive collateral at least equal to 100% of the value of the securities loaned. For an additional discussion of the restrictions on the Portfolio's lending, see the Trust's Statement of Additional Information under "Investment Objectives and Policies," and for a discussion of the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     When-Issued and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will not enter into when-issued commitments exceeding in the aggregate 10% of the market value of the Portfolio's total assets. For more information, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

     Put and Call Options. The Portfolio may purchase put options on all or a portion of the Portfolio's securities for the purpose of hedging against decreases in the value of the Portfolio's securities. The Portfolio will only purchase puts on Portfolio securities which are traded on a recognized exchange. The Portfolio may also write call options on all or a portion of the Portfolio's securities to generate income. The Portfolio will write call options on either Portfolio securities or securities which the Portfolio has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Portfolio writes must be listed on a recognized options exchange. Although the Portfolio reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Board of Trustees.

     Risks of Options Transactions. For a discussion of put and call options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Futures Transactions and Related Options. The Portfolio may purchase and sell financial futures contracts for the purpose of hedging all or a portion of its long-term debt securities against changes in interest rates. The Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect Portfolio securities against decreases in value. The Portfolio will not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. When the Portfolio purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Portfolio's custodian (or broker if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged. Futures transactions and related options may not be used for leveraging purposes.

     Risks of Futures Transactions. For a discussion of futures transactions and related options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

Federated High Yield Portfolio:

Investment Objective: The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations. This is a fundamental objective of the Portfolio. Lower-rated debt obligations are generally considered to be high risk investments.

Investment Policies:


     The Portfolio will invest at least 65% of its assets in lower-rated fixed income bonds. Under normal circumstances, the Portfolio will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Portfolio may invest include, but are not limited to: preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates.


     The Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower rated. Permitted investments currently include, but are not limited to, the following: corporate debt obligations having fixed or floating rates of interest which are rated BBB or lower by recognized rating agencies; commercial paper; obligations of the United States; notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration; time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Portfolio cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

     The corporate debt obligations in which the Portfolio may invest are generally rated BBB or lower by Standard & Poor's Corporation ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Sub-advisor to be of comparable quality. A description of the rating categories is contained in the Appendix to the Trust's Statement of Additional Information. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest.

     Special Risks of Lower-Rated Debt Obligations or "Junk Bonds." The corporate debt obligations in which the Portfolio invests are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category. A description of the rating categories is contained in the Appendix to the Trust's Statement of Additional Information.

     The Sub-advisor believes that lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

     As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities. An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Trust may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

     The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Portfolio.

     For  an  additional   discussion  of  the  risks  involved  in  lower-rated
securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire securities which are subject to legal or contractual delays, restrictions and costs on resale. As a matter of investment policy which can be changed without shareholder approval, the Portfolio will not invest more than 15% of its net assets in illiquid securities, which include certain private placements not determined to be liquid under criteria established by the Board of Trustees and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For an additional discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     When-Issued and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Portfolio to miss a price or yield considered to be advantageous. For an additional discussion of these transactions and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

     Temporary Investments. The Portfolio may also invest all or a part of its assets temporarily in cash or cash items during time of unusual market conditions for defensive purposes or to maintain liquidity. Cash items may include, but are not limited to: certificates of deposit; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and repurchase agreements.

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements and certain securities in which the Portfolio invests may be purchased pursuant to repurchase agreements. For an additional discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Portfolio will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. For an additional discussion of limitations on lending and the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. While the Sub-advisor does not intend to do substantial short-term trading, from time-to-time it may sell Portfolio securities without considering how long they have been held. The Portfolio would do this: to take advantage of short-term differentials in yields or market values; to take advantage of new investment opportunities; to respond to changes in creditworthiness of an issuer; or to try to preserve gains or limit losses. Any such trading would increase the Portfolio's turnover rate and its transaction costs. However, the Sub-advisor will not attempt to set or meet an arbitrary turnover rate since turnover is incidental to transactions considered necessary to achieve the Portfolio investment objective.

     Zero Coupon Bonds. The Portfolio may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and paid-in-kind securities be reported as income to the Trust even though the Trust received no cash interest until the maturity or payment date of such securities.

     Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Portfolio owns a bond which is called, the Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Portfolio.

     For an additional discussion of zero coupon bonds, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest up to 5% of its total assets in foreign securities which are not publicly traded in the United States. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Reducing Risks of Lower-Rated Securities. The Sub-advisor believes that the risks of investing in lower-rated securities may be reduced. There can, however, be no assurances that such risks will actually be reduced by the following methods. The professional portfolio management techniques used by the Sub-advisor to attempt to reduce these risks include:

     Credit Research. The Sub-advisor will perform its own credit analysis in addition to using nationally recognized rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.




T. Rowe Price Asset Allocation Portfolio:


     Investment Objective: The investment objective of the T. Rowe Price Asset Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. This is a fundamental objective of the Portfolio.


Investment Policies:

     The Portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the Portfolio expects to allocate its assets so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities. This mix may vary over shorter time periods within the ranges set forth below:

                                                              Range

                       Fixed Income Securities                30-50%
                       Equity Securities                      50-70%

     The primary consideration in varying from the 60-40 allocation will be the Sub-advisor's outlook for the different markets in which the Portfolio invests. Shifts between bonds and stocks will normally be done gradually and the Sub-advisor will not attempt to precisely "time" the market. There is, of course, no guarantee that even the Sub-advisor's gradual approach to allocating the Portfolio's assets will be successful in achieving the Portfolio's objective. The Portfolio will also maintain cash reserves to facilitate the Portfolio's cash flow needs (redemptions, expenses and purchases of Portfolio securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

     Assets allocated to the fixed income portion of the Portfolio primarily will be invested in U.S. and foreign investment grade bonds and high-yield bonds, and cash reserves.

     Assets allocated to the equity portion of the Portfolio primarily will be invested in the common stocks of a diversified group of U.S. and foreign large and small companies.

     The Portfolio's price share will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives.

     Fixed Income Securities. The Portfolio's fixed income securities will be allocated among investment grade, high-yield and non-dollar debt securities generally within the ranges indicated below:

                                                              Range

                                    Investment Grade 50-100%
                                    High Yield                0-30%
                                    Non-dollar                0-30%
                                    Cash Reserves             0-20%

     Investment Grade. Long, intermediate and short-term investment grade debt securities (e.g., AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or if not rated, of equivalent investment quality as determined by Sub-advisor). The weighted average maturity for this portion of the Portfolio is generally expected to be intermediate, although it may vary significantly.

     Non-Dollar. Non-dollar denominated, high-quality (e.g., AAA and AA by S&P, or if not rated, of equivalent investment quality as determined by the Sub-advisor) government and corporate debt securities of at least three countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in foreign investing.

     High-Yield, Lower-Rated Securities. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities. Bonds may be purchased without regard to maturity, however, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Portfolio may also purchase bonds in default if, in the opinion of the Sub-advisor, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in investing in high-yield, lower-rated debt securities.

     Cash Reserves. Liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by the Sub-advisor.

     Equity Securities. The Portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities within the ranges indicated below:

                                                              Range

                                    Large Cap                 45-100%
                                    Small Cap                 0-30%
                                    International             0-35%

     Large-Cap.   Generally,   stocks   of   well-established   companies   with
capitalization over $1 billion which can produce increasing dividend income.

     Non-Dollar. Common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. The Sub-advisor intends to diversify this portion of the Portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks in international investing under "Certain Risk Factors and Investment Methods."

     Risks of Small-Cap Investing. Common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     The Portfolio's investments include, but are not limited to, equity and fixed income securities of any type, as well as the investments described below.

     Asset-Backed Securities. The Portfolio may invest in asset-backed securities. There are risks involved in asset-backed securities. For a discussion of asset-backed securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Cash Reserves. While the Portfolio will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities ) or for temporary, defensive purposes. The Portfolio's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

     Collateralized Mortgage Obligations (CMOs). There are risks involved in CMOs. The Portfolio may also invest in CMOs. For a discussion of CMOs and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and principal only payments (PO's).

     IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result.

     For an additional discussion of stripped mortgage securities and the risks involved therein, see this Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     Risks of Foreign Currency Fluctuations. Foreign securities of the Portfolio are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Portfolio will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency transactions will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest up to 35% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in foreign securities investment in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's portfolio securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

     Risks of Options and Futures Transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

     Hybrid Instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

     Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. For an additional discussion on limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. There are risks involved in mortgage-backed securities. For an additional discussion of mortgage-backed securities, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). Because an active trading market does not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Portfolio Turnover. The Portfolio will not generally trade in securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.


     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


T. Rowe Price International Equity Portfolio:

Investment Objective: The T. Rowe Price International Equity Portfolio seeks a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries.

         In seeking its objective, the Portfolio will invest primarily in common stocks of established foreign companies which have the potential for growth of capital or income or both. However, the Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. Under normal market conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

         The Portfolio may also invest its reserves in domestic as well as foreign money market instruments. Also, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.


         In addition to the investments described below, the Portfolio's investments may include, but are not limited to, American Depositary Receipts
(ADRs), bonds, notes, other debt securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies).


         Cash Reserves. While the Portfolio will remain primarily invested in common stocks, it may, for temporary defensive measures, invest in cash reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. The Portfolio's reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

         Risks of Currency Fluctuations. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

         For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The aggregate market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Risks of Options and Futures Transactions. There are risks involved in options and futures transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

         Hybrid Investments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion of limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio   Turnover.   The  Portfolio  will  not  generally  trade  in
securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.


     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


T. Rowe Price Natural Resources Portfolio:

Investment Objective: The T. Rowe Price Natural Resources Portfolio's objective is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies:

         The Portfolio will invest primarily (at least 65% of its total assets) in common stocks of companies which own or develop natural resources and other basic commodities. However, it may also purchase other types of securities, such as selected, non-resource growth companies, foreign securities, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

         Some of the most important factors evaluated by the Sub-advisor in selecting natural resource companies are the capability for expanded production, superior exploration programs and production facilities, and the potential to accumulate new resources. The Portfolio expects to invest in those natural resource companies which own or develop energy sources (such as oil, gas, coal and uranium), precious metals, forest products, real estate, nonferrous metals, diversified resources, and other basic commodities which, in the opinion of the Sub-advisor, can be produced and marketed profitably during periods of rising labor costs and prices. However, the percentage of the Portfolio's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.

         In the opinion of the Sub-advisor, inflation represents one of the major economic problems investors will face over the long term. From the early 1970's through the late 1980's, the inflation rate was considerably above the average historic levels. Although inflation was slowed in recent years, the Sub-advisor believes the strenuous efforts required on the part of government, business, labor, and consumers to control inflation are difficult to maintain for extended periods - particularly during recessions. Political pressure to counteract these economic slowdowns often leads to governmental policies which in turn renew inflationary forces. The investment policies of the Portfolio have been developed in light of these considerations.

         The Portfolio invests in a diversified group of companies whose earnings and/or value of tangible assets the Sub-advisor expects to grow faster than the rate of inflation over the long term. The Sub-advisor believes the most attractive opportunities which satisfy the Portfolio's objective are in companies which own or develop natural resources and in companies where management has the flexibility to adjust prices or the ability to control operating costs.

         Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     Convertible Securities and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. For a discussion of these instruments, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in foreign securities investments in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

         For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest fall and falling when interest rise.

         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and principal only payments (PO's). The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets.

         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result.

         For an additional discussion of stripped mortgage securities and the risks involved therein, see this Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Investing. The Portfolio will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. The total return and yield of lower quality (high-yield/high risk) bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Junk bonds are regarded as predominantly speculative and high risk with respect to the issuer's continuing ability to meet principal and interest payments. See this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" for a discussion of the risks involved in investing in high-yield lower-rated debt securities.

         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Private Placements (Restricted Securities). These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio will not invest more than 15% of its net assets in illiquid securities, but not more than 10% of its total assets in restricted securities (other than Rule 144A securities). For a discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Cash Position. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.



     Borrowing. The Portfolio can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objectives and policies. Such borrowings may be collateralized with Portfolio assets, subject to restrictions. For a discussion of limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."



         Futures and Options. The Portfolio may buy and sell futures contracts (and options on such contracts) to manage its exposure to certain markets. The Portfolio may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net asset value. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The total market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets in premium when purchasing call or put options.

         Risks of Options and Futures Transactions. There are risks involved in options and futures transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion on limitations in lending and the risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio   Turnover.   The  Portfolio  will  not  generally  trade  in
securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

T. Rowe Price International Bond Portfolio:

Investment Objective: The Portfolio seeks to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. This is a fundamental objective of the Portfolio.

         Special Risk Considerations. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return consists of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

         Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

         The Sub-advisor's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Sub-advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Portfolio invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments-again providing both opportunity and risk.

         Because of the Portfolio's long-term investment objectives, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

         Investments in foreign securities involve special considerations. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

Investment Policies:

         To achieve its objectives, the Portfolio will invest at least 65% of its assets in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

         Although  the  Portfolio  expects to maintain an  intermediate  to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Portfolio does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. The Sub-advisor attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

         The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and the Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. For a discussion of the risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     The Portfolio's investments may include:

         Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities; other debt securities, including those convertible into common stock.

         The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distribution of interest. For a discussion of zero coupon securities, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. For a discussion of the risks involved with restricted securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers in one or more countries and intends to have investments in securities of issuers from a minimum of three different countries. The Portfolio may invest 15% of its net assets in illiquid securities and securities of unseasoned issuers. For temporary defensive or emergency purposes, however, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.

         Short-Term Investments. To protect against adverse movements of interest rates and for liquidity, the Portfolio may also purchase short-term obligations denominated in U.S. and foreign currencies (including the ECU) such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.


     Nondiversified Investment Company. The Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) the Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians. In addition, the Portfolio intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. Such qualification requires the Portfolio to limit its investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.


         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons. The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with well-established securities dealers or a bank that is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. For an additional discussion of when-issued securities and the risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.


         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of the Portfolio with a view to protecting the Portfolio from adverse currency movements, based on the Sub-advisor's outlook, and the Portfolio might be expected to enter into such contracts under the following circumstances:

     Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

                  Cross Hedge. If a particular currency is expected to decrease against another currency, the Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

                  Proxy Hedge. The Sub-advisor might choose to use a proxy hedge, where the Portfolio, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         For an additional discussion of foreign currency exchange contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Costs of Hedging. When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio's net asset value per share.


         Futures and Options. The Portfolio may buy and sell futures and options contracts for any number of reasons including: to manage their exposure to changes in interest rates, securities prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

         The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Portfolio's net asset value. The total market value of securities against which the Portfolio has written call or put options may not exceed 25% of its total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Risks in Futures and Options Transactions. There are risks involved in futures and options transactions. For a discussion of such transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."



T. Rowe Price Small Company Value Portfolio:

     Investment Objective: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. This is a fundamental objective of the Portfolio.

Investment Policies:

         Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Portfolio will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios.

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

         In managing the Portfolio, the Sub-advisor will apply a value investment approach. Value investors seek to buy a stock (or other security) when its price is low relative to its perceived worth. They hope to identify companies whose stocks are currently out of favor or are not followed closely by stock analysts. Often these stocks have above-average yields and offer the potential for capital appreciation as other investors recognize their intrinsic value and drive up their prices. Some of the principal measures used to identify such stocks are:

                  (i) Price/Earnings Ratio. Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

                  (ii) Price/Book Value Ratio. This ratio, calculated by dividing a stock's price by its book value per share, indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

                  (iii) Dividend Yield. Value investors look for undervalued assets. A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

                  (iv) Price/Cash Flow. Dividing a stock's price by the company's cash flow per share, rather than its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

                  (v) Undervalued Assets. This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

                  (vi) Restructuring Opportunities. The market can react favorably to the announcement or the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

         Risks of a Value Approach to Small-Cap Investing. Small companies--those with a capitalization (market value) of $1 billion or less--may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Small-capitalization stocks are less actively followed by stock analysts than are larger-capitalization stocks, and less information is available to evaluate small-cap stock prices. As a result, compared with larger-capitalization stocks, there may be greater variations between the current stock price and the estimated underlying value, which could represent greater opportunity for appreciation.

         Investing in small companies involves greater risk as well as greater opportunity than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. In addition, a value approach to investing includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.


     Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.


         Convertible Securities and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

         Foreign Securities. The Portfolio may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in foreign securities investments in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Risks of Foreign Currency Fluctuations. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the Portfolio's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the Portfolio's total return could be reduced.


         Fixed Income Securities. The Portfolio may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


     High-Yield/High-Risk Investing. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities. The total return and yield of lower-quality (high-yield/high-risk) bonds commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For a discussion of the risks involved in investing in high-yield lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. For a discussion of hybrid investments, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Private Placements (Restricted Securities). These securities are sold directly to a small number of investors usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio will not invest more than 15% of its net assets in illiquid securities, but not more than 10% of its total assets in restricted securities (other than Rule 144A securities). For a discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Cash Position. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

     Borrowing. The Portfolio can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program. Such borrowings may be collateralized with Portfolio assets, subject to restrictions. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Futures and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

         Risks of Options and Futures Transactions. For a discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies and Certain Risk Factors."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion on limitations in lending and the risks in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Portfolio   Turnover.   The  Portfolio  will  not  generally  trade  in
securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.


Founders Capital Appreciation Portfolio:

     Investment Objective: The investment objective of the Founders Capital Appreciation Portfolio is capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio will normally invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. Market capitalization is a measure of the size of a company and is based upon the total market value of a company's outstanding equity securities. Ordinarily, the common stocks of the U.S. companies selected for this Portfolio will not be listed on a national securities exchange but will be traded in the over-the-counter market.


         Companies selected for investment generally will be small corporations still in the developing stages of their life cycles that are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development; provide efficient services; and possess pricing flexibility.


         Risks of Small Cap Investing. Investments in such companies may involve greater risk than is associated with more established companies. Smaller companies often have limited product lines, markets or financial resources, and may be dependent upon one-person management. Securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic movements in prices than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio may fluctuate more widely than the popular market averages.


         Fixed Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. Bonds, debentures, and corporate obligations other than convertible securities and preferred stock purchased by the Portfolio will be rated at or above investment grade at the time of purchase (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P")). Bonds in the lowest investment grade category (Baa or BBB) may have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Portfolio have more than 5% of its assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. For a description of ratings of securities, see the Appendix to the Trust's Statement of Additional Information. For a discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.


         Foreign Securities. The Portfolio may invest in dollar-denominated American Depositary Receipts which are traded on exchanges or over-the-counter in the United States without limit, and in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Sub-advisor have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States.


         Foreign investments may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Examples of such countries include, but are not limited to: Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. Since the Portfolio will pay dividends in dollars, it may incur currency conversion costs. The Portfolio will not invest more than 25% of its total assets in any one foreign country.

         Foreign Securities Risks. Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. Since a portion of the Portfolio's assets may be invested in foreign securities and some of its revenue received in foreign currencies, the Portfolio's net asset value may be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

         In addition, the Portfolio may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into forward contracts to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the its securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.


         The Portfolio generally will not enter into forward contracts with a term greater than one year, or enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts and any securities placed in a segregated account in an amount at least equal to the value of the total assets of the Portfolio committed to the consummation of a forward contract are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."



     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933), which may or may not be deemed to be readily marketable. Factors which may be considered by Sub-advisor in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly.



         For an additional discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Options and Policies."

         Borrowing. The Portfolio may borrow money from banks for extraordinary or emergency purposes in amounts up to 10% of its net assets. While any borrowings are outstanding, no purchases of securities will be made. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.


         Temporary Investments. The Portfolio may invest up to 100% of its assets for temporary defensive purposes in U.S. government obligations, commercial paper, bank obligations, repurchase agreements relating to each of these securities, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that the Portfolio will be able to achieve its investment objective; however, while it is in a defensive position, the opportunity to achieve capital growth will be limited; moreover, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, may also be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may enter into repurchase agreements with banks or well-established securities dealers meeting the criteria established by the Sub-advisor. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%. Such portfolio turnover rates, which are considered to be high, often may be greater than those of other investment companies seeking capital appreciation. Such turnover rates would cause the Portfolio to incur greater brokerage commissions than would otherwise be the case. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control.



Founders Passport Portfolio:

     Investment Objective: The investment objective of the Founders Passport Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation.

         Risks of Investments in Small and Medium-Sized Companies. The Portfolio normally will invest a significant proportion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility. The Portfolio tries to avoid investing in companies where operating results may be affected adversely by excessive competition, severe governmental regulation, or unsatisfactory productivity.

         Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio's shares may fluctuate more widely than the popular market averages.

         Fixed-Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

         The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. For a description of ratings of securities, see the Appendix to the Trust's Statement of Additional Information. At no time will the Portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. For a discussion of the special risks involved in investing in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.

         Foreign Securities. The Portfolio may invest without limit in American Depositary Receipts and may invest in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of the Sub-advisor, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. For a discussion of American Depositary Receipts, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

         Foreign Securities Risks. Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. Since the Portfolio's assets will be invested primarily in foreign securities and since substantially all of the Portfolio's revenues will be received in foreign currencies, the Portfolio's net asset value will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. For a discussion of foreign currency transactions, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The current investment policy for the Portfolio provides that the Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

         In addition, the Portfolio is permitted to enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio is permitted to enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year. In addition, the Portfolio generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts and any securities placed in a segregated account in an amount at least equal to the value of the total assets of the Portfolio committed to the consummation of a forward contract are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. Securities which are not readily marketable are those which, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Restricted securities are securities which cannot be resold or distributed to the public without an effective registration statement under the Securities Act of 1933.

         The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities are restricted securities which may or may not be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly. Readily marketable Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A. The liquidity of the Portfolio's investments in Rule 144A securities could be impaired if institutional investors become disinterested in purchasing such securities. For an additional discussion of Rule 144A securities and illiquid or restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Borrowing. The Portfolio may borrow money from banks in amounts up to 33 1/3% of the Portfolio's total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. The Portfolio will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Portfolio's total assets. For an additional discussion of the Portfolio's limitations on borrowing and the risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.


         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.




     Risks of Futures Contracts and Options. There are risks involved in futures contracts and options. For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."


         Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements relating to each of these securities, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that the Portfolio will be able to achieve its investment objective. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (GNMA) pass-through securities; and issues of United States agencies, authorities and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association (SLMA), the International Bank for Reconstruction and Development (IBRD or "World Bank"), and the U.S. Small
Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

         The Portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Board of Trustees of the Trust. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with banks or well-established securities dealers. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%. Such portfolio turnover rates, which are considered to be high, often may be greater than those of other investment companies seeking capital appreciation. Such turnover rates would cause the Portfolio to incur greater brokerage commissions than would otherwise be the case. A 100% portfolio turnover rate would occur if all the securities of the Portfolio were replaced during the period. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control.


INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. This is a fundamental objective of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. In periods of uncertain market and economic conditions, as determined by the Board of Trustees, the Portfolio may depart from the basic investment objective and assume a defensive position with up to 50% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

         The Portfolio's investments in common stocks may, of course, decline in value. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign industrial issuers which are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation ("Standard & Poor's) or Moody's Investors Services, Inc. ("Moody's") and unrated debt
securities,   other  than  Government  National  Mortgage  Association  modified pass-through certificates. For an additional discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in debt securities rated below AAA, AA, A or BBB by Standard & Poor's, or Aaa, Aa, A or Baa by Moody's, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. Lower rated bonds by Moody's
(categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For more information on debt securities, see the Appendix to the Trust's Statement of Additional Information.

         While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security.

     Risks Involved in Lower-Rated High-Yield Bonds. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, it is anticipated that the Portfolio's annual portfolio turnover rate may be in excess of 100%, and may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. Increased portfolio turnover would cause the Portfolio to incur greater brokerage costs than would otherwise be the case.


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a means of investing moneys for a short period. In a repurchase agreement, the Portfolio acquires a debt instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Trust's Board of Trustees. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's total net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolio has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

         Lending Portfolio Securities. The Portfolio also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Portfolio to earn income, which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies, equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Sub-advisor monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Portfolio's total net assets (taken at market value). For an additional discussion on lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. The Portfolio may invest in countries considered to be developing which may involve special risks. For a discussion of these risks and the risks of foreign investing in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Trustees or the Investment Manager, acting pursuant to authority delegated by the Board of Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation. For a discussion of restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the risks involved with and the limitations on borrowing and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

PIMCO Total Return Bond Portfolio:

Investment Objective: The investment objective of the PIMCO Total Return Bond Portfolio is to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor will utilize economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.


         The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration from three to six years. The duration of the Portfolio will vary within the three- to six-year time frame based upon the Sub-advisor's forecast for interest rates. The Sub-advisor bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's Investors
Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio will maintain an overall dollar-weighted average quality of at least A (as rated by Moody's or S&P). Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. The Sub-advisor will seek to reduce the risks associated with investing in such securities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. For a discussion of the risks involved in lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Sub-advisor believes to be relatively undervalued.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may engage in foreign currency transactions. Foreign currency exchange transactions may be entered into the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         The Portfolio may enter into swap agreements for the purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued and delayed delivery basis and enter into forward commitments to purchase securities; lend its securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes. See the Appendix to the Trust's Statement of Additional Information for a description of Moody's and S&P's ratings applicable to fixed income securities.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities, and use of futures and options or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return of the Portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the market risk and volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in the market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not achieve as high a level of return as longer duration portfolios (assuming that long-term interest rates are higher than short-term interest rates, which is commonly the case). With respect to any fixed-income portfolio, the longer the duration of the portfolio, the greater the potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than U.S. dollars also may be affected by movements in foreign currency exchange rates.

         The Portfolio's investments include, but are not limited to, the following:

     U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. The Portfolio may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investment in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-related and other asset-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. These investments involve special risks. For a description of these securities and the special risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. For the purpose of achieving income, the Portfolio may enter into repurchase agreements, subject to guidelines promulgated by the Board of Trustees of the Trust. The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements and Other Borrowings. The Portfolio may enter into reverse repurchase agreements. For a discussion of reverse repurchase agreements, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. The Portfolio may also borrow money for investment purposes. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so.

         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Portfolio may at any time call the loan and obtain the return of securities loaned, (3) the Portfolio will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date, in a segregated account, cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the security, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a delayed delivery basis.

         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Options on Securities, Securities Indexes and Currencies. The Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency, exchange rates or securities prices or as part of its overall investment strategy.

         The Portfolio may purchase options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may write a call or put option only if it is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option on of the same series.

         Risks of Options. The Portfolio may invest in foreign-denominated securities and may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Swaps. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of a swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.

         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's ability to predict correctly whether certain types of investment are likely to produce greater returns than other investments. Because they are two-party contracts and because they have terms of greater than seven days, swap agreements may be considered illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is relatively new and is largely unregulated. It is possible that developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use financial futures contracts and related options only for "bona fide" hedging purposes, as such term is defined in the applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposit plus premiums paid by it for the open futures options position, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets.

         Risks of Futures Contracts and Related Options. There are risks involved in futures and options contracts. For a discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Other Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

PIMCO Limited Maturity Bond Portfolio:

Investment Objective: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. This is a fundamental objective of the Portfolio.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

         The Portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments.

         The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The Portfolio will make use of use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit its investments accordingly. In determining the Portfolio's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Sub-advisor's view of their comparability to rated securities. The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). The percentage of a the Portfolio's assets invested in securities in a particular rating category will vary.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may invest in securities denominated in foreign currencies also may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The Portfolio may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued or delayed-delivery basis, sell securities short, and enter into forward commitments to purchase securities; lend their securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings applicable to fixed income securities.

         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

         The Portfolio's investments include, but are not limited to, the following:

         U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Investments in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Moody's also describes securities rated Baa as having speculative characteristics. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly.

         Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

         A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. In addition, the Portfolio may invest in other asset-backed securities that have been offered to investors.

         Risks of Mortgage-related and Other Asset-Backed Securities. For a discussion of the risks involved in mortgage-related and other asset-backed securities, see this Prospectus and the Trust's Statement of Additional information under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, for the purpose of achieving income, the Portfolio may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements and Other Borrowings. A reverse repurchase agreement is a form of leverage that involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. The Portfolio also may borrow money for investment purposes, subject to requirements imposed by the 1940 Act that the Portfolio maintain a continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio's portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so.

         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a delayed-delivery basis.

         Short Sales. The Portfolio may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Portfolio engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of cash, U.S. Government securities or high grade debt obligations in a segregated account. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries, "NICs", such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options on Securities, Securities Indexes, and Currencies. The Portfolio may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Portfolio may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if the option is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         Risks of Options. The purchase and writing of options involves certain risks. The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of segregated assets consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.

         Risks of Futures and Related Options. There are risks involved in futures and options contracts. For a discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Other Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

Berger Capital Growth Portfolio:

Investment Objective: The investment objective of the Berger Capital Growth Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of established companies which the Sub-advisor believes offer favorable growth prospects. Current income is not an investment objective of the Portfolio, and any income produced will be a by-product of the effort to achieve the Portfolio's objective.

Investment Policies:

         In general, investment decisions for the Portfolio are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the Sub-advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in the Sub-advisor's opinion are more likely to have predictable, above average earnings growth, regardless of the company's size and geographic location. The Sub-advisor also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.

         In selecting its portfolio securities, the Portfolio places primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the Portfolio's investment holdings, but the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Sub-advisor to achieve the objective of the Portfolio. The Portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if its Sub-advisor believes these are likely to be the best suited at that time to achieve the Portfolio's objective. The Portfolio's policy of investing in securities believed to have a potential for capital growth means that a Portfolio share may be subject to greater fluctuations in value than if the Portfolio invested in other securities.

         Short-Term. The Portfolio may increase its investment in government securities and other short-term interest-bearing securities without limit when the Sub-advisor believes market conditions warrant a temporary defensive position, during which period it may be more difficult for the Portfolio to achieve its investment objective.

         Put and Call Options. The Portfolio may purchase put and call options on stock indices for the purpose of hedging, which includes establishing a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge the Portfolio to cushion against a decline in value, the Portfolio may buy puts on stock indices; to hedge against increases in prices of equities, pending investments in equities, the Portfolio may buy calls on stock indices. No more than 1% of the market value of the Portfolio's net assets at the time of purchase may be invested in put and call options. For a discussion of the risks associated with options, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Foreign Securities. The Portfolio may invest in both domestic and foreign securities. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers. For a discussion of risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risk of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Portfolio may purchase securities which are convertible into common stock when the Sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Portfolio may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Portfolio or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. The Portfolio has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Portfolio will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. For a more detailed discussion of the risks associated with these securities and their ratings, see the Appendix to the Trust's Statement of Additional Information.

         Zero Coupon Bonds. The Portfolio may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupons after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. The Portfolio will not invest in mortgage-backed or other asset-backed securities.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Securities eligible for resale under Rule 144A of the Securities Act of 1933 could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

Robertson Stephens Value + Growth Portfolio:

     Investment Objective: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will invest primarily in growth companies believed by the Sub-advisor to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

     In selecting investments for the Portfolio, the Sub-advisor's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Sub-advisor may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. The Sub-advisor also may use similar factors to identify stocks which it believes to be overvalued, and may engage in short sales of such securities.

         The Portfolio may also engage in the following investment practices, each of which involves certain special risks.

         Investments in Smaller Companies. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

         Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Sub-advisor would otherwise have sold the security. It is possible that the Sub-advisor or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio. The Portfolio will not invest, in the aggregate, more than 10% of its net assets in illiquid securities. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. When the Sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. All short sales must be fully collateralized, and the Portfolio will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Portfolio exceeds 25% of its total assets. The Portfolio limits short sales of any one issuer's securities to 2% of the Portfolio's total assets and to 2% of any one class of the issuer's securities.

         Foreign Securities. The Portfolio may invest up to 35% of its net assets in securities principally traded in foreign markets. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

         The Portfolio may also at times invest a substantial portion of its assets in securities of issuers in developing countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, the Portfolio may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of their counterparties in trading those investments. For a discussion of the risks involved in investing in developing countries and investing in foreign securities, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Debt Securities. The Portfolio may invest in debt securities from time to time, if the Sub-advisor believes that such investments might help achieve the Portfolio's investment objective. The Sub-advisor expects that under normal circumstances the Portfolio will not likely invest a substantial portion of its assets in debt securities.

         The Portfolio will invest only in securities rated "investment grade" or considered by the Sub-advisor to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's) or BBB or higher by Standard & Poor's Corporation ("S&P"). Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. For a description of Moody's and S&P's rating categories, see the Appendix to the Trust's Statement of Additional Information.

         The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

         Zero-Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may also invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

         Options and Futures. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

         The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above.

         The Portfolio expects that its options and futures transactions generally will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

         The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

                  Index Futures and Options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also buy and sell index futures and options to increase its investment return.

                  LEAPs and BOUNDs. The Portfolio may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Portfolio will not purchase these options with respect to more than 25% of the value of its net assets and will limit the premiums paid for such options in accordance with the most restrictive applicable state securities laws.

                  Risks of Options and Futures Transactions. There are risks involved in options and futures transactions. For a discussion of options and futures and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Sector Concentration. At times, the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Sub-advisor were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

         Lending Portfolio Securities. The Portfolio may lend it securities to broker-dealers. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Defensive Strategies. At times, the Sub-advisor may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Sub-advisor believes to be consistent with the Portfolio's best interests.


Twentieth Century International Growth Portfolio:

     Investment Objective: The investment objective of the Twentieth Century International Growth Portfolio is to seek capital growth. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the Sub-advisor, potential for appreciation. The Portfolio will invest primarily in issuers in developed markets. The Portfolio will invest primarily in equity securities (defined to include equity equivalents) of such issuers. The Portfolio will attempt to stay fully invested in such securities, regardless of the movement of stock prices generally.

         Although the primary investment of the Portfolio will be equity securities, the Portfolio may also invest in other types of securities consistent with the accomplishment of the Portfolio's objectives. When the Sub-advisor believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the Portfolio may invest up to 35% in such other securities.

         The other securities the Portfolio may invest in are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations. For long-term debt obligations this includes securities that are rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or that are not rated but considered by the Sub-advisor to be of equivalent quality. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances than is the case with higher quality debt securities. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may make foreign investments either directly in foreign securities, or indirectly by purchasing depositary receipts or depositary shares or similar instruments ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. The Portfolio may also purchase securities of such issuers in foreign markets, either on foreign securities exchanges or in the over-the-counter markets.

         The Portfolio may also invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Portfolio to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Portfolio to benefit from the growth over time in the equity of an issuer. Examples of other equity securities and equity equivalents are preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of one type of derivative security in which the Portfolio might invest is a depositary receipt.

         In addition to other factors that will affect their value, the value of the Portfolio's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of the Portfolio, impact the net asset value of the Portfolio's shares.

         Under normal conditions, the Portfolio will invest at least 65% of its assets in equity and equity equivalent securities of issuers from at least three countries outside of the United States. While securities of U.S. issuers may be included in the Portfolio from time to time, it is the primary intent of the Sub-advisor to diversify investments across a broad range of foreign issuers. The Sub-advisor defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside the United States, and/or whose principal trading market is outside the United States.

         In order to achieve maximum investment flexibility, the Portfolio has not established geographic limits on asset distribution, on either a country-by-country or region-by-region basis. The Sub-advisor expects to invest both in issuers in developed markets (such as Germany, the United Kingdom and Japan) and in issuers in emerging market countries. The Sub-advisor considers "emerging market countries" to include all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (commonly referred to as the World Bank) and the International Finance Corporation (IFC), as well as countries that are classified by the United Nations as developing. Currently, the countries not included in this category are the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Italy, Ireland, Spain, Belgium, the Netherlands, Switzerland, Sweden, Finland, Norway, Denmark, Australia, and New Zealand. In addition, as used with respect to this Portfolio, "securities of issuers in emerging market countries" means (i) securities of issuers the principal securities trading market for which is an emerging market country,
(ii) securities, regardless of where traded, of issuers that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries, or (iii) securities of issuers having their principal place of business or principal office in emerging market countries.

         The principal criteria for inclusion of a security in the Portfolio is its ability to meet the fundamental and technical standards of selection and, in the opinion of the Sub-advisor, to achieve better-than-average appreciation. If, in the opinion of the Sub-advisor, a particular security satisfies these principal criteria, the security may be included in the Portfolio, regardless of the location of the issuer or the percentage of the Portfolio's investments in the issuer's country or region. At the same time, however, the Sub-advisor recognizes that both the selection of the Portfolio's individual securities and the allocation of the Portfolio's assets across different countries and regions are important factors in managing an international portfolio. For this reason, the Sub-advisor will also consider a number of other factors in making investment selections including: the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations.

         Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies. As with any investment in securities, the value of an investment in the Portfolio can decrease as well as increase, depending upon a variety of factors which may affect the values and income generated by the portfolio securities. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to clearance and settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Investments in the Portfolio should not be considered a complete investment program and may not be appropriate for an individual with limited investment resources or who is unable to tolerate fluctuations in the value of the investment. For a discussion of certain risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Emerging Markets. The Portfolio may invest in securities of issuers in emerging market countries. Investing in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature and political systems that can be expected to be less stable than those of developed countries.

         The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and greater volatility in the price of securities traded on those markets. For an additional discussion of the special risks involved in investing in developing countries or "emerging markets," see this Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Currency Exchange Contracts. Some of the securities held by the Portfolio will be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent upon the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Portfolio will be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be an important factor in the overall performance of the Portfolio.


     To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date at a specific price. The Portfolio may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Portfolio's positions generally. By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Portfolio can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Portfolio may enter into transaction hedging contracts with respect to all or a substantial portion of its trades.


         When the Sub-advisor believes that a particular currency may decline in value compared to the dollar, the Portfolio may enter into a foreign currency exchange contract to sell an amount of foreign currency equal to the value of some or all of the portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Portfolio may not enter into a portfolio hedging transaction where the Portfolio would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency. The Portfolio will make use of portfolio hedging to the extent deemed appropriate by the Sub-advisor. However, it is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         If the Portfolio enters into a forward contract, the Portfolio, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Portfolio's commitment. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar. For an additional discussion of foreign currency exchange contracts and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Indirect Foreign Investments. Subject to certain restrictions contained in the Investment Company Act, the Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies authorized to invest in those countries. If the Portfolio invests in investment companies, the Portfolio will bear its proportionate shares of the costs incurred by such companies, including investment advisory fees, if any.

         Sovereign Debt Obligations. The Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio Turnover. Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Portfolio's objectives. The rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

         The portfolio turnover may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Portfolio pays directly. It may also affect the character of capital gains, if any, realized and distributed by the Portfolio since short-term capital gains are taxable as ordinary income. For an additional discussion of portfolio turnover, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" for the Twentieth Century International Growth Portfolio.

         Temporary Investments. Notwithstanding the Portfolio's investment objective of capital growth, under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). To the extent the Portfolio assumes a defensive position, it will not be pursuing its investment objective of capital growth.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

         The Portfolio will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those commercial banks and broker-dealers who are deemed creditworthy pursuant to criteria adopted by the Trust's Board of Trustees. The Portfolio will not invest more than 15% of its assets in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     When-Issued Transactions. The Portfolio may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the Sub-advisor, such purchases will further the investment objectives of the Portfolio. For a discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         The Portfolio may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

         Rule 144A Securities. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

         With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Trust is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Sub-advisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity. The Portfolio may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Portfolio shares). For an additional discussion of Rule 144A securities and illiquid or restricted securities, and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."



Twentieth Century Strategic Balanced Portfolio:

     Investment Objective: The investment objective of the Twentieth Century Strategic Balanced Portfolio is to seek capital growth and current income. This is a fundamental objective of the Portfolio.


Investment Policies:

         It is the Sub-advisor's intention to maintain approximately 60% of the Portfolio's assets in common stocks that are considered by the Sub-advisor to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities.

         Equity Investments. With the equity portion of the Portfolio, the Sub-advisor seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the Sub-advisor, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the Sub-advisor intends to keep the equity portion of the Portfolio fully invested in these securities regardless of the movement of stock prices generally. The Portfolio may purchase securities only of companies that have a record of at least three years continuous operation.

         The Sub-advisor selects, for the equity portion of the Portfolio, securities of companies whose earnings and revenue trends meet Sub-advisor's standards of selection. The size of the companies in which the Portfolio invests tends to give it its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that the volatility of the Portfolio will be impacted by the size of companies in which it invests.


     Fixed Income Investments. The Sub-advisor intends to maintain approximately 40% of the Portfolio's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate from time to time and may be higher or lower depending on the mix the Sub-advisor believes will provide the most favorable outlook for achieving the Portfolio's objectives. Of the approximately 40% of the Portfolio's assets invested in fixed income securities, a minimum of 25% of the Portfolio's assets will be invested in fixed income senior securities.


         The fixed income portion of the Portfolio will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The Portfolio may also invest in mortgage-related and other asset-backed securities. As with the equity portion of the Portfolio, the bond portion of the Portfolio will be diversified among the various types of fixed income investment categories described above. The Sub-advisor's strategy is to actively manage the portfolio by investing the Portfolio's assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

         The value of fixed income securities fluctuates based on changes in interest rates, currency values and the credit quality of the issuer. The Sub-advisor will actively manage the Portfolio, adjusting the weighted average portfolio maturity as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of the Portfolio may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the Portfolio's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.

         Debt securities that comprise part of the Portfolio's fixed income portfolio will primarily be limited to "investment grade" obligations. However, the Portfolio may invest up to 10% of its fixed income assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances. "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information.

         There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Portfolio are analyzed by the Sub-advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Portfolio. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Under  normal  market   conditions,   the  maturities  of  fixed-income
securities in which the Portfolio invests will range from 2 to 30 years.

         In determining the allocation of assets among U.S. and foreign capital markets, the Sub-advisor considers the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. In selecting securities in foreign currencies, the Sub-advisor considers, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The Sub-advisor may seek to hedge all or a part of the Portfolio's foreign currency exposure through the use of forward foreign currency contracts or options thereon.

     Foreign Securities. The Portfolio may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies primarily from developed markets, when these securities meet its standards of selection. The Portfolio may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

         The Portfolio may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by the Portfolio are also applicable to its foreign securities investments. For a discussion of certain risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Forward Currency Exchange Contracts. Some of the foreign securities held by the Portfolio may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the Portfolio.


     To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts. A forward currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date at a specific price. An option is a contractual right to acquire a financial asset, such as a security, the securities of a market index, a foreign currency or a foreign currency exchange contract, at a specific price at the end of a specified term.


         The Portfolio may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Portfolio's positions generally. By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Portfolio can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Portfolio may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

         When the Sub-advisor believes that a particular currency may decline in value compared to the U.S. dollar, the Portfolio may enter into forward currency exchange contracts to sell the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Portfolio may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency. The Portfolio will make use of the portfolio hedging to the extent deemed appropriate by the Sub-advisor. However, it is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         If the Portfolio enters into a forward contract, the Portfolio, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Portfolio's commitment. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the Portfolio against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar. For an additional discussion of foreign currency exchange contracts and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may purchase mortgage-related and other asset-backed securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government in the case of securities guaranteed by the Government National Mortgage Association (GNMA), or guaranteed by agencies or instrumentalities of the U.S. government in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

         Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

         The Portfolio may also invest in  collateralized  mortgage  obligations
(CMOs). CMOs are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. The Portfolio may buy CMOs that meet the following criteria: (i) are collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government; (ii) are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; and (iii) are securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of certain risks involved in mortgage related and other asset-back securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Portfolio's objectives. The rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.


         The portfolio turnover of the Portfolio may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Portfolio pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the Portfolio since short-term capital gains are taxable as ordinary income. For an additional discussion of portfolio turnover, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" for the Twentieth Century Strategic Balanced Portfolio.


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

         The  Portfolio  will  limit   repurchase   agreement   transactions  to
securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trust's Board of Trustees. The Portfolio will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Securities. To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

         The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the Portfolio may not invest in oil and gas leases or futures. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.


     There are a range of risks associated with derivative investments, including: the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates; the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment; and the risk that the counterparty will fail to perform its obligations.


         Risks of Futures and Options Contracts. For a discussion of certain risks involved in futures and options contracts, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Portfolio Securities Lending. In order to realize additional income, the Portfolio may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Portfolio must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. Such loans may not exceed one-third of the Portfolio's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the Portfolio (without offset for realized capital gains).

     When-Issued Tranactions. The Portfolio may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the Sub-advisor, such purchases will further the investment objectives of the Portfolio. For a discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         The Portfolio may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

         Rule 144A Securities. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

         With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Trust is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

         Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Sub-advisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity. The Portfolio may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Portfolio shares). For an additional discussion of Rule 144A securities and illiquid or restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

AST Putnam Value Growth & Income Portfolio:

     Investment Objective: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth. Current income is a
secondary  investment  objective.   These  are  fundamental  objectives  of  the
Portfolio.

Investment Policies:

         The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if the Sub-advisor determines that their purchase would help further the Portfolio's investment objectives. The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objectives, changes in interest rates, and economic and other factors. When selecting securities for the Portfolio that have the potential for capital growth, the Sub-advisor will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The Portfolio may also hold a portion of its assets in cash or money market instruments.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities or preferred stocks, or invest in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currency. The Portfolio may also purchase Eurodollar certificates of deposit, without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." For a discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may buy or sell foreign currencies, foreign currency futures contracts and foreign currency forward contracts for hedging purposes in connection with its foreign investments. For a discussion of foreign currency transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Lower-Rated Fixed-Income Securities. The Portfolio may invest a portion of its assets in fixed-income securities, including lower-rated fixed-income securities, which are commonly known as "junk bonds," without limitation as to credit rating. The values of lower-rated fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. Securities in the lower rating categories may, depending on their rating, have large uncertainties or major exposure to adverse conditions, and may be of poor standing and predominantly speculative. Certain lower-rated securities may be in default. Securities rated Baa or BBB, while considered investment grade, are more vulnerable to adverse economic conditions than securities in the higher-rated categories and have speculative elements. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Zero Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may invest in zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. For an additional discussion of zero coupon bonds and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Stock Index Futures and Options. The Portfolio may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures transaction, the Portfolio realizes a gain or loss. The Portfolio may buy and sell call and put options on index futures or on stock indices in addition to or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income.

         Risks of Index Futures and Related Options. The use of index futures and related options involves certain special risks. For an additional discussion of index futures and related options and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

         When the Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio may also buy and sell put and call options for hedging purposes. From time to time, the Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of Portfolio assets. The use of these strategies may be limited by applicable law.

         Risks of Options Transactions. The use of options transactions involves certain special risks. For an additional discussion of options transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."


     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities.

AST Putnam International Equity Portfolio:

     Investment   Objective:   The  investment   objective  of  the  AST  Putnam
International Equity Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

         The Portfolio will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks then in investing in developed markets. See "Risks of Foreign Investments" below.

         The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

         The Sub-advisor believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, the Sub-advisor attempts to reduce the risks associated with being invested in the economy of only one country. The countries which the Sub-advisor believes offer attractive opportunities for investment may change from time to time.

         The Portfolio may seek investment opportunities among securities of large, widely-traded companies as well as securities of smaller, less well known companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the international securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of portfolio assets. In implementing these defensive strategies, the Portfolio may invest without limit in cash and money market instruments, securities primarily traded in the U.S. markets, or in any other securities the Sub-advisor considers consistent with such defensive strategies.

         Risks of Foreign Investments. Since foreign securities are normally denominated and traded in foreign currencies, the values of portfolio assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of portfolio assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

         The risks described above are typically greater in less developed nations, sometimes referred to as "emerging markets." For instance, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in such countries less liquid and more volatile than investments in more developed countries. Investments in emerging markets are regarded as speculative. For an additional discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options and Futures Transactions. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. The Portfolio may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's return if the option expires unexercised or is closed out at a net profit. The Portfolio may also buy and sell put and call options on such securities for hedging purposes. When the Portfolio writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

         The Portfolio may buy and sell index futures contracts for hedging purposes. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index future transaction, the Portfolio realizes a gain or loss. The Portfolio may also purchase and sell call and put options on index futures or on indices in addition or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         Risks  of  Options  and  Futures  Transactions.   Options  and  futures
transactions involve costs and may result in losses. Options and futures transactions involve certain special risks, including the risks that the Portfolio may be unable at times to close out such positions, that transactions may not accomplish their purposes because of imperfect market correlations, or that the Sub-advisor may not forecast market movements correctly.

         The effective use of options and futures strategies depends on the Portfolio's ability to terminate options and futures positions at times when the Sub-advisor deems it desirable to do so. Although the Portfolio will enter into an option or futures contract position only if the Sub-advisor believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         The Portfolio generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Portfolio may purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio.

         The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities, securities index or foreign currency, or in the prices of the securities or currency that are the subject of a hedge. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge. The successful use of these strategies further depends on the ability of the Sub-advisor to forecast market movements correctly.

         Because the markets for certain options and futures contracts in which the Portfolio will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Portfolio's ability to engage in transactions using such investments may be limited. The Portfolio's ability to engage in hedging transactions may be limited by certain regulatory requirements and tax considerations. The
Portfolio's hedging transactions may affect the character or amount of the Portfolio's distributions. For an additional discussion of options and futures transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Transactions. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, for transaction hedging purposes the Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Portfolio may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contacts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolio may also purchase or sell foreign currency on a spot basis.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The decision as to whether and to what extent the Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.

         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."


     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other
transaction   costs  on  the  sale  of  securities  and  reinvestment  in  other securities.

AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. This is a fundamental objective of the Portfolio.

Investment Policies:

         In seeking its objective the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The portion of the Portfolio's assets invested in equity securities and fixed income securities will vary from time to time in light of the Portfolio's investment objective, changes in interest rates and economic and other factors. However, under normal market conditions, it is expected that at least 25% of the Portfolio's total assets will be invested in fixed income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed income characteristics of those securities.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may concentrate its investments in debt securities, preferred stocks, cash or money market instruments or invest in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currency. The Portfolio may also purchase
Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." For a discussion of the special risks involved in investing in developing countries and certain risks involved in foreign investing, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Risks of Currency Fluctuations. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion of the risks of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. For a discussion of foreign currency transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Fixed-Income Securities. The Portfolio may invest in both higher-rated and lower-rated fixed-income securities. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income securities will generally decline. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from such securities, but will affect the Portfolio's net asset value. The values of lower-rated securities generally fluctuate more than those of higher-rated securities.

         The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's ("S&P"), or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. Securities rated lower than Baa by Moody's or BBB by S&P and unrated securities of comparable quality are sometimes referred to as "junk bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information. The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

         The Sub-advisor seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         At times, a substantial portion of portfolio assets may be invested in securities as to which the Portfolio, by itself or together with other funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default of these securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Zero Coupon Bonds. The Portfolio may invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. The Portfolio is required to accrue and distribute income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus the Portfolio may have to sell other investments to obtain cash needed to make income distributions. For an additional discussion of zero coupon bonds and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Financial Futures, Index Futures and Options. The Portfolio may buy and sell financial futures contracts on stock indexes, U.S. government securities, fixed income securities and currencies. A futures contract is a contract to buy or sell units of a particular stock index, or a certain amount of a U.S. government security, foreign fixed income security or foreign currency, at an agreed price on a specified future date. Depending on the change in value of the index, security or currency between the time a fund enters into and terminates a futures contract, that fund realizes a gain or loss. The Portfolio may purchase and sell futures contracts for hedging purposes and for non-hedging purposes, such as to adjust its exposure to the relevant stock or bond markets. For example, when the Sub-advisor wants to increase the Portfolio's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index. Similarly, when the Sub-advisor wants to increase the Portfolio's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury securities.

         The Portfolio may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts or to earn additional income.

         Risks of Options and Futures Transactions. The effective use of options and futures strategies depends on the Portfolio's ability to terminate options and futures positions at times when the Sub-advisor deems it desirable to do so. Although the Portfolio will enter into an option or futures contract position only if the Sub-advisor believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the Portfolio may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Portfolio will enter into such option contracts with particular securities dealers who make markets in these options. The Portfolio's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Portfolio. For an additional discussion of options and futures transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

         When the Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio may also buy and sell put and call options for hedging purposes. From time to time, the Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of portfolio assets. The use of these strategies may be limited by applicable law.

         Risks of Options Transactions. The use of options transactions involves certain special risks. For an additional discussion of option transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."


     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities.


CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Portfolios are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section of the Trust's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Portfolios which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios. The methods described only apply to those Portfolios which may use such methods.

Derivative Instruments:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts. A Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. A Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. A Portfolio may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         Derivative instruments may consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and does not include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. If the Sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss.

         A Portfolio might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If a Sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments; the fact that, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments; and the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Portfolio to close out or to liquidate its derivatives positions.

Asset-Backed Securities:

         Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

Mortgage Pass-Through Securities:

         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security will generally decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs):

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

Stripped Agency Mortgage-Backed Securities:

         Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Options:

         Call Options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Portfolio purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Portfolio, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Portfolio assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of Portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

         During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to a Portfolio's ability to close out options it has written.

         A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         Put Options. A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         A Portfolio may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

Futures Contracts and Related Options:

         A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Portfolio's securities from a decrease in value. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Futures contracts and options can be highly volatile and could result in reduction of a Portfolio's total return, and a Portfolio's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Portfolio is unable to close out its position due to distortions in the market or lack of liquidity.

         The use of futures, options and forward contracts involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Portfolio, such Portfolio could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Sub-advisor to correctly forecast interest rate movements and general stock market price movements.

Foreign Securities:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

         Investments by a Portfolio in foreign companies may require such Portfolio to hold securities and funds denominated in a foreign currency. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Thus, such a Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders of such a Portfolio. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.

         Developing Countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"):

         ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Currency Fluctuations:

         Investments in foreign securities may be denominated in foreign currencies. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Portfolio's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets and in some cases, exchange controls. For an additional discussion, see "Foreign Securities" above.

Forward Foreign Currency Exchange Contracts:


     A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date the contract is agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Portfolios may enter into these contracts for the purposes of hedging against foreign exchange risk arising from such Portfolio's investment or anticipated investment in securities denominated in or exposed to foreign currencies. Although a Sub-advisor may, from time to time, seek to protect a Portfolio by using forward contracts, anticipated currency movements may not be accurately predicted and the Portfolio may incur a gain or a loss on a forward contract. A forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.


Lower-Rated High-Yield Bonds:

         In general the market for lower-rated high-yield-bonds (commonly known as "junk bonds") is more limited than the market for higher-rated bonds, and because their markets may be thinner and less active, the market prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated high-yield bonds include their relative insensitivity to interest rate changes; the exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds; and legislation, from time to time, may adversely affect their market. Since the risk of default is higher among lower-rated high-yield bonds, a Sub-advisor's research and analysis are an important ingredient in the selection of lower-rated high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk may be reduced, although there is no assurance that losses will not occur.

Illiquid or Restricted Securities:

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities. Illiquid securities are deemed as such because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale may make it difficult for a Portfolio to dispose of such securities at the time considered most advantageous by its Sub-advisor, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. A Portfolio that may purchase restricted securities may qualify for and trade restricted securities in the "institutional trading market" pursuant to Rule 144A of the Securities Act of 1933. Trading in the institutional trading market may enable a Sub-advisor to dispose of restricted securities at a time the Sub-advisor considers advantageous and/or at a more favorable price than would be available if such securities were not traded in such market. However, the institutional trading market is relatively new and liquidity of a Portfolio's investments in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, a Portfolio might obtain a less favorable price than prevailing when it decided to sell.

Repurchase Agreements:

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of a Portfolio's custodian maintained in a central depository or book-entry system or by physical delivery of the securities to a Portfolio's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

         A Portfolio which enters into a repurchase agreement bears a risk of loss in the event that the other party to such an agreement defaults on its obligation and such Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period such Portfolio seeks to assert these rights, as well as the risk of incurring expenses in asserting these rights and the risk of losing all or part of the income from such an agreement. If the seller institution defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Reverse Repurchase Agreements:

         In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a broker-dealer or financial institution in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future such Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated on such Portfolio's records at the trade date and are maintained until the transaction is settled. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

Borrowing:

         Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, such Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, such Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of such Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Portfolio could decrease faster than if there had been no borrowings.

Convertible Securities and Warrants:

         Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying such warrants. The value of a warrant detached from its underlying security will expire without value if the rights under such warrant are not exercised prior to its expiration date.

Lending:

         With respect to the lending of securities, there is the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

REGULATORY MATTERS:

         In connection with its proposed futures and options transactions, the Trust filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act for the Portfolios. The Trust represents in its notice of eligibility that:


         (i) the Trust will not purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and


         (ii) a Portfolio will not enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         Currently, the Trust either has or will make a commitment regarding each Portfolio to the State of California Department of Insurance to limit its borrowings to 10% of the Portfolio's net asset value when borrowing for any general purpose and to an additional 15% (for a total of 25%) when borrowing as a temporary measure to facilitate redemptions. For purposes of the foregoing commitment, net asset value is the market value of all investments or assets owned by a Portfolio, less its outstanding liabilities, at the time that any new or additional borrowing is undertaken.

         Additionally, the Trust either has made or will make a commitment regarding each Portfolio to the State of California Department of Insurance with respect to diversification of its foreign investments. Such commitment generally requires that a Portfolio: (i) (consistent with the Portfolio's investment policies) invest in a minimum of five different foreign countries; except that this minimum may be reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value, to three when less than 60% of such assets, to two when less than 40% of such assets, or to one when less than 20% of such assets; and (ii) have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country; except that, a Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany. (Investments in U.S. issuers are not subject to any of the foregoing.)

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies or participants of Qualified Plans (see page 2) arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies and participants of Qualified Plans may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies or Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PORTFOLIO TURNOVER:


         Each Portfolio may generally change its investments at any time in accordance with its Sub-advisor's appraisal of factors affecting any particular issuer or the market or economy in general. The frequency of the Portfolio's transactions -- the Portfolio's turnover rate -- will vary from year to year depending upon market conditions. High turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains or losses. The anticipated annual rate of turnover for each Portfolio of the Trust is as follows:




     Lord Abbett Growth and Income Portfolio: not to exceed 100%.

     JanCap Growth Portfolio: not to exceed 200% under normal market conditions.



     AST Janus Overseas Growth Portfolio: not to exceed 200% under normal market conditions.



     AST Money Market Portfolio: The policy of this Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

     Federated Utility Income Portfolio: not to exceed 75% under normal market conditions.

     Federated High Yield Portfolio: not to exceed 100% under normal market conditions.



     T. Rowe Price Asset Allocation Portfolio: not to exceed 100% under normal market conditions.

     T. Rowe Price International Equity Portfolio: not to exceed 100% under normal market conditions.

     T. Rowe Price Natural Resources Portfolio: not to exceed 100% under normal market conditions

     T. Rowe Price International Bond Portfolio: not to exceed 350%.


     T. Rowe Price Small Company Value Portfolio: not to exceed 100% under normal market conditions.


     Founders Capital Appreciation Portfolio: not to exceed 200% under normal market conditions.


     Founders Passport Portfolio: not to exceed 150% under normal market conditions.


     INVESCO Equity Income Portfolio: not to exceed 200% under normal market conditions.

     PIMCO Total Return Bond Portfolio: not to exceed 150% under normal market conditions.

     PIMCO Limited Maturity Bond Portfolio: not to exceed 150% under normal market conditions.

     Berger Capital Growth Portfolio: not to exceed 100% under normal market conditions.


     Robertson Stephens Value + Growth Portfolio: not to exceed 250% under normal market conditions.

     Twentieth Century International Growth Portfolio: not to exceed 150% under normal market conditions.

     Twentieth Century Strategic Balanced Portfolio: not to exceed 150% under normal market conditions.


     AST Putnam Value Growth & Income Portfolio: not to exceed 100% under normal market conditions.

     AST Putnam International Equity Portfolio: not to exceed 100% under normal market conditions.

     AST Putnam Balanced Portfolio: not to exceed 200% under normal market conditions.


     For further details regarding the portfolio turnover rates, see "Portfolio Turnover" in the Trust's Statement of Additional Information.

     BROKERAGE ALLOCATION:

         Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Trust's brokerage allocation policy may permit a Portfolio to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. In addition, each Portfolio's Sub-advisor may consider the use of broker-dealers which might be deemed to be their affiliates, and may consider sale of shares of the Portfolio, as well as the recommendations of the
Investment Manager, as a factor in selection of broker-dealers to execute transactions, subject to the requirements of best net price and most favorable execution. For a complete discussion of portfolio transactions and brokerage allocation, see "Brokerage Allocation" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS:

         For each Portfolio the Trust has adopted a number of investment restrictions which are fundamental policies and may not be changed without the approval of the holders of a majority of the affected Portfolio's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Statement of Additional Information describes all the restrictions on each Portfolio's investment activities.

NET ASSET VALUES:

         The net asset value per share of each Portfolio, other than the AST Money Market Portfolio, is determined by dividing the market value of that Portfolio's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding in that Portfolio. Each Portfolio will determine the net asset value of its shares on each "business" day, which is each day that the New York Stock Exchange (the "NYSE") is open for business, exclusive of national holidays. The Trust's Board of Trustees has established procedures for valuing the Portfolios' securities. In general, these valuations are based on market value with special provisions for: securities not listed on an exchange or securities market; securities for which recent market quotations are not readily available; short-term obligations; and open short positions and options written on securities. In addition, the AST Money Market Portfolio values all securities by the amortized cost method. This method attempts to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. See "Computation of Net Asset Values" in the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies or by Qualified Plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before 4:00 P.M. Eastern time, purchases and redemptions of the shares of the Trust are effected at the net asset values per share determined as of 4:00 P.M. Eastern time on that same day. Orders received after 4:00 P.M. Eastern time, are effected at the next calculated net asset values. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.


         As of the date of this Prospectus, American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. In the future, shares of the Trust may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by other affiliated and unaffiliated Participating Insurance Companies and also directly to Qualified Plans. While it is not anticipated, should any conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies and participants in Qualified Plans which would require that a substantial amount of net assets be withdrawn from the Trust, orderly Portfolio management could be disrupted to the potential detriment of such holders (see "Other Information" for more details).


MANAGEMENT OF THE TRUST:


         As of the date of this Prospectus, twenty-three Portfolios are available. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.


         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting the form of Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.


     The Trustees are David E.A. Carson, Julian A. Lerner, Thomas M. O'Brien, F. Don Schwartz, Jan R. Carendi and Gordon C. Boronow. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the section "Management."



     Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Securities and Exchange Commission, as well as with the securities commissions of thirty-eight state jurisdictions. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.


         The only Participating Insurance Companies as of the date of this Prospectus are American Skandia Life Assurance Corporation, which is also a wholly-owned subsidiary of American Skandia Investment Holding Corporation, and Kemper Investors Life Insurance Company. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI,
American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia Investment Holding Corporation.


Sub-advisors:




         Lord Abbett Growth and Income Portfolio: Lord Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, which acts as the Sub-advisor for the Lord Abbett Growth and Income Portfolio, has been an investment manager for over 65 years. As of June 30, 1996, Lord Abbett managed approximately $19 billion in a family of mutual funds and other advisory accounts.

     The portfolio manager responsible for management of the Portfolio is W. Thomas Hudson, Jr., Executive Vice President. Mr. Hudson has served in this capacity since the Portfolio's inception and has held a certain position in the equity research department of Lord Abbett since 1982.


     JanCap Growth Portfolio and AST Janus Overseas Growth Portfolio: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, acts as the Sub-advisor for the JanCap Growth Portfolio and the AST Janus Overseas Growth Portfolio. Janus serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1996, Janus managed assets worth over $39 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.


     The portfolio manager responsible for management of the JanCap Growth Portfolio is Thomas F. Marsico. Mr. Marsico has managed Janus Growth and Income Fund since its inception in May 1991 and Janus Twenty Fund since April 1985.


     The portfolio manager responsible for management of the AST Janus Overseas Growth Portfolio is Helen Young Hayes, Executive Vice President and portfolio manager of the Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus in 1987. She has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inception. Ms. Hayes holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

     AST Money Market Portfolio: J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York, 10036, acts as the Sub-advisor for the AST Money Market Portfolio, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including other investment companies. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, which, as of June 30, 1996, managed approximately $151 billion in assets. As of the date of this Prospectus, J.P. Morgan was also engaged to manage a portion of the assets of a separate account of American Skandia Life Assurance Corporation, an affiliate of the Investment Manager and, as of the date of this Prospectus, one of two Participating Insurance Companies.



         Federated  Utility Income Portfolio and Federated High Yield Portfolio:
Federated Investment Counseling ("Federated Investment"), Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, acts as the Sub-advisor for the Federated Utility Income Portfolio and Federated High Yield Portfolio. Federated Investment, organized as a Delaware business trust in 1989, is a registered investment advisor under the Investment Advisers Act of 1940. It is a wholly owned subsidiary of Federated Investors. Federated Investment and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by these and other subsidiaries of Federated Investors as of June 30, 1996, was approximately $87 billion.

     The Co-portfolio managers responsible for management of the Federated Utility Income Portfolio are Christopher H. Wiles, a Vice President of Federated Research Corp., and Linda A. Duessel. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of an affiliate of the Sub-advisor since 1992. Mr. Wiles served as Assistant Vice President of an affiliate of the Sub-advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University. Linda A. Duessel joined Federated Investors in 1991 and has been a Vice President of an affiliate of the Sub-advisor since 1995. Ms. Duessel was an Assistant Vice President of an affiliate of the Sub-advisor from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

     The portfolio manager responsible for management of the Federated High Yield Portfolio is Mark E. Durbiano. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of the Sub-advisor since January, 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of the Sub-advisor. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

     T. Rowe Price Asset Allocation Portfolio, T. Rowe Price Natural Resources Portfolio and T. Rowe Price Small Company Value Portfolio: T. Rowe Price Associates, Inc., ("T. Rowe Price") was founded in 1937 by the late Thomas Rowe Price, Jr. As of June 30, 1996, the firm and its affiliates managed approximately $85 billion for approximately four million individual and institutional accounts.

     The T. Rowe Price Asset Allocations Portfolio is managed by an Investment Advisory Committee composed of the following members: Edmund M. Notzon, Chairman, Heather R. Landon, James M. McDonald, Jerome Clark, Peter Van Dyke, M. David Testa and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Notzon joined
T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

     The T. Rowe Price Natural Resources Portfolio is managed by an Investment Advisory Committee composed of the following members: George A. Roche, Co-Chairman, Charles M. Ober, Co-Chairman, Stephen W. Boesel, Hugh M. Evans, Richard P. Howard, James A.C. Kennedy and David J. Wallack. The Committee Co-Chairmen have day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio's investment program. Mr. Roche joined T. Rowe Price in 1968 and has been managing investments since 1979. Mr. Ober joined T. Rowe Price in 1980 as an investment analyst, and has served as an Investment Advisory Committee member for the past six years.

     The T. Rowe Price Small Company Value Portfolio is managed by an Investment Advisory Committee composed of the following members: Preston G. Athey, Chairman, Hugh M. Evans III and Gregory A. McCrickard. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Athey joined T. Rowe Price in 1978 and has been managing investments since 1982.

     T. Rowe Price International Equity Portfolio and T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $25 billion under management as of June 30, 1996 in its offices in Baltimore, London, Tokyo and Hong Kong. The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

         The advisory group for the T. Rowe Price International Equity Portfolio consists of Martin G. Wade, Christopher Alderson, Peter Askew, Richard J. Bruce, Mark J.T. Edwards, John R. Ford, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management, including assignments in the Far East and the United States. Christopher Alderson joined Price-Fleming in 1988, and has 9 years of experience with the Fleming Group in research and portfolio management, including an assignment in Hong Kong. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multicurrency fixed income portfolios. Richard J. Bruce joined Price-Fleming in 1991 and has 7 years of experience in investment management with the Fleming Group in Tokyo. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis, including 4 years in Fleming European research. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management, including assignments in the Far East and the United States. Robert C. Howe joined Price-Fleming in 1986 and has 16 years of experience in economic research in Japan. James B.M. Seddon joined Price-Fleming in 1987 and has 9 years of experience in investment management. Benedict R.F. Thomas joined Price-Fleming in 1988 and has 7 years of portfolio management experience, including assignments in London and Baltimore. David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management, including an assignment in Japan.

         The advisory group for the T. Rowe Price International Bond Portfolio consists of Peter Askew, Christopher Rothery and Michael Conelius. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed-income portfolios. Christopher Rothery joined Price-Fleming in 1994 and has 8 years of experience managing multi-currency fixed-income portfolios. Prior to joining Price-Fleming, he worked with Fleming International Fixed Income Management Limited. Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.

         Founders   Capital   Appreciation   Portfolio  and  Founders   Passport
Portfolio: Founders Asset Management, Inc. ("Founders"), Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, has acted as an investment advisor since 1938 and serves as investment advisor to Founders Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $4 billion as of June 30, 1996.

         The portfolio manager responsible for management of the Founders Capital Appreciation Portfolio is Michael K. Haines, a Senior Vice President of investments of Founders. Mr. Haines has been associated with Founders since 1985, serving as assistant portfolio manager and as a lead portfolio manager.

     The portfolio manager responsible for management of the Founders Passport Portfolio is Michael W. Gerding, a Vice President of Investments of Founders. Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department since 1990. Prior to joining Founders, Mr. Gerding served as a portfolio manager and research analyst with NCNB Texas for several years.


         INVESCO Equity Income Portfolio: INVESCO Trust Company, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, which was established in 1932. INVESCO Trust Company serves as sub-advisor to INVESCO Growth Fund, Inc., INVESCO
Dynamics Fund, Inc.; INVESCO Money Market Funds, Inc.; INVESCO Income Funds, Inc.; INVESCO Tax-Free Income Funds, Inc.; INVESCO Strategic Portfolios, Inc.; INVESCO Emerging Opportunity Funds, Inc.; INVESCO Industrial Income Fund, Inc.; INVESCO Multiple Asset Funds, Inc.; INVESCO Specialty Funds, Inc.; and INVESCO Variable Investment Funds, Inc. INVESCO Funds Group, Inc. and INVESCO Trust Company are part of a global financial services firm that managed approximately $90 billion of assets as of June 30, 1996. The parent company, INVESCO PLC, was organized in 1935 and is based in London, with money managers located in Europe, North America and the Far East.



         INVESCO PLC has recently announced its agreement to merge with AIM Management Group, a large United States mutual fund manager. This merger is expected to be completed in February 1997, subject to certain conditions including approval by the shareholders of both INVESCO and AIM as well as INVESCO and AIM institutional clients and the holders of INVESCO and AIM mutual funds. It is not currently anticipated that the merger would result in any change in the operations of INVESCO PLC or INVESCO Trust Company. Nonetheless, the merger may result in an "assignment," as defined in the 1940 Act, of the sub-advisory agreement between INVESCO Trust Company and the Investment Manager with respect to the INVESCO Equity Income Portfolio, which, in turn, would result in the automatic termination of the sub-advisory agreement and require the approval of a new sub-advisory agreement by the shareholders of the Portfolio.


     The portfolio managers responsible for management of the INVESCO Equity Income Portfolio are Charles P. Mayer, Portfolio Co-Manager; and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1993 and also has served as Portfolio Manager and Senior Vice President of INVESCO Trust Company since 1993. Mr. Paul has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1994 and has served as Senior Vice President (1994 to present) of INVESCO Trust Company.


         PIMCO Total  Return Bond  Portfolio  and PIMCO  Limited  Maturity  Bond
Portfolio: Pacific Investment Management Company ("PIMCO") serves as Sub-advisor to the PIMCO Total Return Bond Portfolio and PIMCO Limited Maturity Bond Portfolio. It is an investment counseling firm founded in 1971 and, as of June 30, 1996, has over $79 billion of assets under management. PIMCO is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a registered investment advisor with the Securities and Exchange Commission and a commodity trader advisor with the CFTC.


     The portfolio manager responsible for management of the PIMCO Total Return Bond Portfolio and the PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO Investment Management Company and has been associated with the firm for 24 years.



     Berger Capital Growth Portfolio: Berger Associates, Inc. ("Berger Associates"), 210 University Blvd., Suite 900, Denver, Colorado, 80206, has acted as an investment advisor since 1973. Berger Associates serves as the investment advisor to the Berger Capital Growth Portfolio and other mutual funds, as well as for retirement plans and institutional and private investors. As of June 30, 1996, Berger Associates managed assets worth approximately $3.6 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 84% of the outstanding voting stock of Berger Associates, most of which it acquired in 1994. KCSI is a publicly-traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses.


         The portfolio manager responsible for the management of the Portfolio is Rodney L. Linafelter. Mr. Linafelter, owner of approximately 8% of the outstanding voting stock of Berger Associates, is Vice President, Chief Investment Officer and a Director of Berger Associates. Mr. Linafelter joined Berger Associates in January 1990, where he has served as portfolio manager of the Berger One Hundred Fund and the Berger Growth and Income Fund, as well as for retirement plans and institutional and private investors. From April 1986 to December 1989, Mr. Linafelter was employed as a Financial Consultant (registered representative) with Merrill Lynch, Pierce, Fenner & Smith, Inc., providing investment advice to institutions and individuals.


         Robertson Stephens Value + Growth Portfolio: Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), 555 California Street, San Francisco, CA 94104, serves as Sub-advisor to the Portfolio. Robertson Stephens, a California limited partnership, was formed in 1993 and is registered as an investment advisor with the Securities and Exchange Commission. The sole limited partner of Robertson Stephens is Robertson, Stephens & Company, L.L.C., a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company, L.L.C. has managed underwritten public offerings for over $15.23 billion of securities of emerging growth companies. As of June 30, 1996, Robertson Stephens and its affiliates have in excess of $3.3 billion under management in public and private investment funds. Robertson, Stephens & Company, L.L.C., its parent, Robertson, Stephens & Company Group, L.L.C. and Sanford R. Robertson may be deemed to be control persons of Robertson Stephens.

     The portfolio manager responsible for management of the Portfolio is Mr. Ronald E. Elijah. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, L.P. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. Mr. Elijah joined Robertson Stephens as a portfolio manager in 1992.


     Twentieth Century International Growth Portfolio and Twentieth Century Strategic Balanced Portfolio: Investors Research Corporation ("Investors Research") (name changed to "American Century Investment Management, Inc." as of January 1, 1997), Twentieth Century Tower, 4500 Main Street, Kansas City,
Missouri 64111, serves as Sub-advisor to the Twentieth Century International Growth Portfolio and the Twentieth Century Strategic Balanced Portfolio. Investors Research has been providing investment advisory services to investment companies and institutional clients since 1958. In June 1995, Twentieth Century Companies, Inc. ("TCC"), the parent of Investors Research, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to The Benham Group of mutual funds, became a wholly owned subsidiary of TCC. Certain employees of BMC will be providing investment management services to Twentieth Century funds, while certain Twentieth Century employees will be providing investment management services to Benham funds. As of June 30, 1996, Investors Research and its affiliates managed assets totaling approximately $51 billion.


         Investors Research utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Portfolio. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Portfolio as they deem appropriate in pursuit of the Portfolio's investment objectives. Individual portfolio managers may also adjust portfolio holdings of the Portfolio as necessary between meetings.

         The portfolio manager members of the portfolio team responsible for management of the Twentieth Century International Growth Portfolio are Theodore Tyson and Henrik Strabo. Theodore Tyson joined Investors Research in 1988 and has been a member of the International Equity and Twentieth Century International Small Cap Fund team since its inception in 1991. Henrik Strabo joined Investors Research in 1993 as an investment analyst member of the Twentieth Century International Equity and International Small Company Fund team and has been a portfolio manager member of the team since 1994. Prior to joining Investors Research, Mr. Strabo was Vice President, International Equity Sales with Barclays de Zoete Wedd (1991 to 1993) and obtained international equity sales experience at Cresvale International (1990 to 1991).


     The portfolio manager members of the portfolio team responsible for management of the Twentieth Century Strategic Balanced Portfolio are Casey
Colton, Norman E. Hoops, Brian Howell, Jeffrey L. Houston, David Schroeder and Jeffrey R. Tyler. Casey Colton joined BMC in 1990 as a Municipal Analyst and has co-managed the Benham GNMA Income Fund since January, 1994, and the Treasury Note Fund, the Long-Term Fund and the Target Maturities Trust's Funds since January, 1996. Norman Hoops joined Investors Research in November 1989 as Vice President and Portfolio Manager and became Senior Vice President and Fixed
Income Portfolio Manager in April 1993. Brian Howell has been primarily responsible for the management of the Capital Preservation Fund and the Agency Fund since May, 1995. He joined BMC in 1987 as a research analyst and was promoted to his current position in January 1994. Jeffrey Houston has worked for Investors Research as a Portfolio Manager since November, 1990. David Schroeder joined BMC in 1990 and has been primarily responsible for the day-to-day operations of the Treasury Note Fund since January, 1992, the Long-Term Fund since September, 1992 and Benham Target Maturities Trust since July, 1990, and has co-managed the Benham GNMA Income Fund since January, 1996. Jeffrey Tyler, Senior Vice President and Portfolio Manager, joined BMC in January, 1988 as a Portfolio Manager. Mr. Tyler supervises the team of other portfolio managers who assist in the management of the various investment categories of the funds, co-manages the Benham GNMA Income Fund, has primary responsibility for the day-to-day operations of the Benham Capital Manager Fund and oversees the portfolio manager's operation of the Benham European Government Bond Fund.

     AST Putnam Value Growth & Income Portfolio, AST Putnam International Equity Portfolio and AST Putnam Balanced Portfolio: Putnam Investment Management, Inc. ("Putnam Management"), One Post Office Square, Boston, Massachusetts 02109, acts as Sub-advisor to the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio, and the AST Putnam Balanced Portfolio. Putnam Management is a subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam Management is one of America's oldest and largest money management firms, managing mutual funds since 1937. As of June 30, 1996, Putnam Management and its affiliates managed over $146 billion in assets.


         Anthony I. Kreisel, Managing Director of Putnam Management, has primary responsibility for the day-to-day management of the AST Putnam Value Growth & Income Portfolio. Mr. Kreisel has been employed as an investment professional by Putnam Management since 1986.


     Justin Scott, Managing Director of Putnam Management, and Omid Kamshad, Senior Vice President of Putnam Management, have primary responsibility for the day-to-day management of the AST Putnam International Equity Portfolio. Mr. Scott has been employed as an investment professional by Putnam Management since 1988. Mr. Kamshad has been employed as an investment professional by Putnam Management since January, 1996. Prior to January, 1996, Mr. Kamshad was Director of Investments at Lombard Odier International. Prior to April, 1995, he was Director at Baring Asset Management Company. Prior to December, 1991, Mr. Kamshad was Senior Portfolio Manager at Enskilda Asset Management.


     Putnam Management's Global Asset Allocation Committee has primary responsibility for the day-to-day management of the AST Putnam Balanced Portfolio. No person is primarily responsible for making recommendations to the Committee in respect of the Portfolio.


Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements") which provide that the Investment Manager will furnish each applicable Portfolio with investment advice and investment management and administrative services with respect to the applicable Portfolio subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted above to conduct the investment programs of each Portfolio, including the purchase, retention, disposition and lending of securities. Such Sub-advisors are required to provide research and statistical analysis and to keep books and records of securities transactions. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on the activities of the Sub-advisors to the Trustees. The Investment Manager must also provide or obtain for the Trust, and thereafter supervise, such executive, administrative, accounting, custody, transfer agent and shareholder servicing services as are deemed advisable by the Board of Trustees.

         Under the terms of the Management Agreements, each Portfolio pays all of its expenses, including, but not limited to, the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, Portfolio pricing, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         The Investment Manager receives a fee, payable each month, for the performance of its services. The Investment Manager pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services. The Investment Management fee payable may differ from Portfolio to Portfolio, reflecting the objective, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Portfolio's fee is accrued daily for the purposes of determining the offering and redemption price of the Portfolio's shares. The fees payable to the Investment Manager are as follows:



         Lord Abbett Growth and Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $1,059,567.

         JanCap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $2,977,217.


     AST Janus Overseas Growth Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.


     AST Money Market Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio. The Investment Manager has also voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio. The Investment Manager may terminate this voluntary agreement at any time. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $1,503,661.

         Federated Utility Income Portfolio: An annual rate equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $601,598.


         Federated High Yield Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $346,448.


     T. Rowe Price Asset Allocation Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $314,161.

     T. Rowe Price International Equity Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $1,412,350.

     T. Rowe Price Natural Resources Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $20,950.

     T. Rowe Price International Bond Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio. Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. as Sub-advisor for the Portfolio (formerly, the AST Scudder International Bond Portfolio), for a total Investment Management fee of 1.00% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $276,299.

     T. Rowe Price Small Company Value Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     Founders Capital Appreciation Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $486,749.

         Founders Passport Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a total Investment Management fee of 1.0% of the average daily nets assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $76,285.

         INVESCO Equity Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $821,220.

         PIMCO Total Return Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $652,311.

         PIMCO Limited Maturity Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $100,949.

         Berger Capital Growth Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $160,794.

     Robertson Stephens Value + Growth Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.

     Twentieth Century International Growth Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.


     Twentieth Century Strategic Balanced Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.


     AST Putnam Value Growth & Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Putnam International Equity Portfolio: 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a total Investment Management fee of 1.0% of the average daily nets assets of the Portfolio. The Investment Manager had also voluntarily agreed to waive a portion of its fee equal to .15% on assets in excess of $75 million. Such agreement was terminated as of the opening of business on October 15, 1996. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $2,198,484.

         AST Putnam Balanced Portfolio: .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million. For the year ended December 31, 1995, the amount of the fee paid by the Trust to the Investment Manager was $1,107,736.


     The Investment Manager has agreed, by the terms of the Management Agreements for certain Portfolios of the Trust, and voluntarily for the other Portfolios of the Trust, to reimburse the Portfolio for certain operating expenses so that total expenses of the Portfolio do not exceed a specified percentage of the Portfolio's average daily net assets. Such specified percentage may differ between the Portfolios, reflecting the objective, policies and restrictions of each Portfolio and the expenses involved in conducting an investment program for each Portfolio. For an additional discussion of Portfolio expense limitations, see "Management of the Trust: Investment Management Agreements" in the Trust's Statement of Additional Information.



Sub-Advisory Agreements: The Investment Manager pays each Sub-advisor for the performance of sub-advisory services. The fee to Sub-advisors may differ from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:



         Lord, Abbett & Co. for the Lord Abbett Growth and Income Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $705,288.


         Janus Capital Corporation for the JanCap Growth Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing September 4, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $1,869,411.


     Janus Capital Corporation for the AST Janus Overseas Growth Portfolio: An annual rate of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .60 of 1% of the portion of the net assets over $100 million but not in excess of $500 million; and .50 of 1% of the portion of the net assets over $500 million.



     J.P. Morgan Investment Management, Inc. for the AST Money Market Portfolio:
An annual rate of .25% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .20% of the portion over $100 million but not in excess of $200 million; plus .15% of the portion over $200 million but not in excess of $1 billion; and .10% of the portion in excess of $1 billion. Commencing December 30, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the portion of the Portfolio's average daily net assets not in excess of $100 million; and .05% of the portion of the Portfolio's average daily net assets over $100 million but not in excess of $200 million; and .06% of the portion of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .04% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $501,220.



         Federated  Investment  Counseling  for  the  Federated  Utility  Income
Portfolio: An annual rate of 0.50% of the portion of the average daily net assets of the Portfolio not in excess $25 million; plus 0.35% of the portion in excess of $25 million but not in excess of $50 million; plus 0.25% of the portion in excess of $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $306,916.

         Federated Investment Counseling for the Federated High Yield Portfolio:
An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio under $30 million; plus .40 of 1% of the portion of the net assets equal to or in excess of $30 million but under $50 million; plus .30 of 1% of the portion equal to or in excess of $50 million but under $75 million; and .25 of 1% of the portion equal to or in excess of $75 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $210,529.



     T. Rowe  Price  Associates,  Inc.  for the T. Rowe Price  Asset  Allocation
Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .35 of 1% of the portion in excess of $25 million but not in excess of $50 million; and .25 of 1% of the portion in excess of $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $166,105.

         Rowe   Price-Fleming   International,   Inc.  for  the  T.  Rowe  Price
International Equity Portfolio: An annual rate of .75 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60 of 1% of the portion of the net assets over $20 million but not in excess of $50 million; and .50 of 1% of the portion in excess of $50 million. Commencing May 1, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .25 of 1% of the portion of the Portfolio's average daily net assets not in excess of $20 million and .10 of 1% of the portion of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the Portfolio equal or exceed $200 million. The Sub-advisor may terminate this voluntary agreement at any time. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $786,175.


         T. Rowe Price Associates,  Inc. for the T. Rowe Price Natural Resources
Portfolio: An annual rate of .60 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50 of 1% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50 of 1% of the average daily net assets of the Portfolio. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $13,967.


     Rowe Price-Fleming International, Inc. for the T. Rowe Price International Bond Portfolio: An annual rate of .40 of 1% of the average daily net assets of the Portfolio. Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. (the "Former Sub-advisor") as Sub-advisor for the
Portfolio (formerly, the AST Scudder International Bond Portfolio), for a Sub-advisory fee of .60 of 1% of the average daily net assets of the Portfolio. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Former Sub-advisor was $165,779.


     T. Rowe Price  Associates,  Inc. for the T. Rowe Price Small  Company Value
Portfolio: An annual rate of .60 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50 of 1% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50 of 1% of the average daily net assets of the Portfolio.


         Founders Asset Management,  Inc. for the Founders Capital  Appreciation
Portfolio: An annual rate of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60 of 1% of the portion of the net assets over $75 million but not in excess of $150 million; and .55 of 1% of the net assets in excess of $150 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $350,949.



     Founders Asset Management, Inc. for the Founders Passport Portfolio: An annual rate of .60 of 1% of the portion of the average net assets of the Portfolio not in excess of $100 million; plus .50 of 1% of the portion of the average net assets of the Portfolio in excess of $100 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. (the "Former Sub-advisor") as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a Sub-advisory fee of .60 of 1% of the average daily net assets of the Portfolio not in excess of $100 million; plus
 .50 of 1% of the average daily net assets of the Portfolio in excess of $100 million. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Former Sub-advisor was $45,904.



         INVESCO Trust Company for the INVESCO Equity Income Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .45 of 1% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40 of 1% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35 of 1% of the portion of the net assets over $100 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $482,833.

         Pacific  Investment  Management Company for the PIMCO Total Return Bond
Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $299,969.

         Pacific Investment Management Company for the PIMCO Limited Maturity Bond Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million. For the period May 2, 1995 (commencement of operations) to December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $47,155.

         Berger Associates, Inc. for the Berger Capital Growth Portfolio: An annual rate of .55% of the average daily net assets of the Portfolio not in excess of $25 million; plus .50% of the portion of average daily net assets over $25 million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $116,002.

         Robertson, Stephens & Company Investment Management, L.P. for the Robertson Stephens Value + Growth Portfolio: An annual rate of .60 of 1% of the average daily net assets of the Portfolio not in excess of $200 million; and .50 of 1% of the portion of the net assets over $200 million.


         Investors Research Corporation for the Twentieth Century International Growth Portfolio: An annual rate of .70 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .60 of 1% of the portion of the net assets over $100 million.


     Investors Research Corporation for the Twentieth Century Strategic Balanced
Portfolio: An annual rate of .50 of 1% of the portion of the of the average daily net assets of the Portfolio not in excess of $50 million; plus .45 of 1% of the portion of the net assets over $50 million.


         Putnam Investment Management, Inc. for the AST Putnam Value Growth & Income Portfolio: An annual rate of .45 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40 of 1% of the portion of the net assets over $150 million but not in excess of $300 million; plus .35 of 1% of the portion of the net assets over $300 million.


     Putnam Investment Management,  Inc. for the AST Putnam International Equity
Portfolio: An annual of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .55 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .45 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. (the "Former Sub-advisor") as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a Sub-advisory fee of 1.0% of the average daily nets assets of the Portfolio not in excess of $100 million; plus .75 of 1% of the portion of the average daily net assets of the Portfolio over $100 million. The Former Sub-advisor had also voluntarily agreed to waive a portion of its fee equal to .25% on assets not in excess of $50 million; plus .35% on assets over $50 million but not in excess of $75 million; plus .50% on assets over $75 million but not in excess of $100 million; plus .25% on assets over $100 million. Such agreement was terminated as of the opening of business on October 15, 1996. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Former Sub-advisor was $1,389,549.

     Putnam Investment  Management,  Inc. for the AST Putnam Balanced Portfolio:
An annual rate of .45 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .35 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. (the "Former Sub-advisor") as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Sub-advisory fee of .50 of 1% of the average daily net assets of the Portfolio not in excess of $25 million; plus .40 of 1% of the portion of the average daily net assets of the Portfolio over $25 million but not in excess of $75 million; plus .30 of 1% of the portion of the average daily net assets of the Portfolio in excess of $75 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Former Sub-advisor was $576,648.


         The Annual Report of the Trust for the year ended December 31, 1995 contains a discussion by the Trust's management of the performance of each Portfolio. The Annual Report is available free of charge upon request.

Administrator: PFPC Inc., a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp. and has its principal offices at 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust (the "Administrator"). The Administrator provides administrative services to investment companies and other accounts.

The Administration Agreement: The Trust has entered into a Fund Accounting and Administration Agreement with the Administrator (the "Administration Agreement") dated May 1, 1992, under which the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust's books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Trust's investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust's annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust's registration statement, and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust's custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.



     As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator its out-of pocket expenses plus the greater of certain maximum percentages of the average daily net assets of the Trust or certain specified minimums calculated for each Portfolio. The maximum percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.075% of the next $200 million; (c) 0.050% of the next $200 million; and (d) 0.03% of average daily net assets over $600 million. The initial year of this Administration
Agreement commenced on May 1, 1992. The minimum amount for the fifth year of this Administration Agreement is $75,000 for each of the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the AST Money Market Portfolio, the Federated High Yield Portfolio, the Federated Utility Income Portfolio, the AST Putnam Balanced Portfolio, the T. Rowe Price Asset Allocation Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio and the Berger Capital Growth Portfolio. The minimum for the fifth year of this Administration Agreement is $100,000 for the T. Rowe Price International Bond Portfolio, the T. Rowe Price International Equity Portfolio and the AST Putnam International Equity Portfolio. The minimum amount for each of the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio is $75,000 per year. The minimum amount for the Founders Passport Portfolio is $90,000 per year. The minimum amount for the Robertson Stephens Value + Growth Portfolio is $34,375 per year. The minimum amounts for the AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio are $36,667, $34,375, $36,667, $34,375 and $34,375,
respectively, per year. For a description of the "out-of-pocket" expenses the Trust is to pay the Administrator, see "The Administration and Accounting Services Agreement" in the Trust's Statement of Additional Information.


     Sale of Shares: Shares are sold at net asset value to Participating Insurance Companies and Qualified Plans. Owners of variable annuity contracts and variable insurance policies and plan participants will receive annual and semi-annual reports including the financial statement of the Portfolios that they have authorized for investment. The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company ("Kemper"), respectively. Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and will pay Kemper 0.1%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement. The Trust may enter into Sales Agreements with other Participating Insurance Companies or certain Qualified Plans in the future.


TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating Insurance Companies, Qualified Plans and plan participants in certain types of Qualified Plans since the separate accounts of the Participating Insurance Companies, the Qualified Plans and plan participants in certain Qualified Plans will be the shareholders of the Trust. Holders of variable annuity contracts or variable life insurance policies must consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants must consult with any applicable plan documents for information on the federal income tax consequences to such holders. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Trust that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax advisor as to the tax consequences of investments in the Trust, including the application of state and local taxes which may differ from the federal income tax consequences described above.

ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST: The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated. The Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.



     PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets): Unless otherwise indicated, the expenses shown on the following page are for the year ending December 31, 1995. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable.

* Because shares of the Portfolios may be purchased through variable insurance contacts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The table on the following page does not reflect any such charges.



Maximum Sales Load Imposed on Purchases (as a percentage of offering price) NONE* Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price) NONE* Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable) NONE* Redemption Fees (as a percentage of amount redeemed, if applicable) NONE* Exchange Fee NONE*

                          Annual Fund Operating Expenses (as a percentage of average net assets)


                                                                                               Total        Total
                                                                                               Annual       Annual
                                    Management   Management     Other           Other          Expenses     Expenses
                                    Fee          Fee            Expenses        Expenses       after any    without any
                                    after any    without any    after any       without any    applicable   applicable
Portfolio:                          voluntary    voluntary      any applicable  applicable     waiver or    waiver or
                                    waiver       waiver         reimbursement   reimbursement  reimbursementreimbursement
---------------------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income         N/A         0.75%            0.24%          0.24%           0.99%        0.99%
JanCap Growth                         N/A         0.90%            0.22%          0.22%           1.12%        1.12%
AST Janus Overseas Growth(1)          N/A         1.00%            0.42%          0.42%           1.42%        1.42%
AST Money Market                    0.45%         0.50%            0.15%          0.22%           0.60%        0.72%
Federated Utility Income              N/A         0.69%            0.24%          0.24%           0.93%        0.93%
Federated High Yield                  N/A         0.75%            0.36%          0.36%           1.11%        1.11%
T. Rowe Price Asset Allocation        N/A         0.85%            0.40%          0.44%           1.25%        1.29%
T. Rowe Price Int'l Equity            N/A         1.00%            0.33%          0.33%           1.33%        1.33%
T. Rowe Price Natural Resources(2)    N/A         0.90%            0.45%          0.90%           1.35%        1.80%
T. Rowe Price Int'l Bond(3)           N/A         0.80%            0.53%          0.53%           1.33%        1.33%
T. Rowe Price Small Company(1)        N/A         0.90%            0.37%          0.37%           1.27%        1.27%
Founders Capital Appreciation         N/A         0.90%            0.32%          0.32%           1.22%        1.22%
Founders Passport(2)(4)               N/A         1.00%            0.46%          0.46%           1.46%        1.46%
INVESCO Equity Income                 N/A         0.75%            0.23%          0.23%           0.98%        0.98%
PIMCO Total Return Bond               N/A         0.65%            0.24%          0.24%           0.89%        0.89%
PIMCO Limited Maturity Bond(2)        N/A         0.65%            0.24%          0.24%           0.89%        0.89%
Berger Capital Growth                 N/A         0.75%            0.42%          0.42%           1.17%        1.17%
Robertson Stephens Value + Growth(5)  N/A         1.00%            0.45%          0.61%           1.45%        1.61%
Twentieth Century Int'l Growth(1)     N/A         1.00%            0.42%          0.42%           1.42%        1.42%
Twentieth Century
Strategic Balanced(1)                 N/A         0.85%            0.33%          0.33%           1.18%        1.18%
AST Putnam Value Growth & Income(1)   N/A         0.75%            0.33%          0.33%           1.08%        1.08%
AST Putnam Int'l Equity(6)            N/A         0.90%            0.27%          0.27%           1.17%        1.17%
AST Putnam Balanced(7)                N/A         0.75%            0.24%          0.24%           0.99%        0.99%


     (1) These Portfolios are first being offered as of the date of this Prospectus. Expenses shown are estimated and annualized.

     (2) These Portfolios commenced operation in May, 1995. Expenses shown are annualized.


     (3) Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. as Sub-advisor for the Portfolio (formerly, the AST Scudder International Bond Portfolio), for a total Investment Management fee payable at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of May 1, 1996, the Investment Manager has engaged Rowe Price-Fleming International, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .80% of the average daily net assets of the Portfolio. The Management Fee in the above chart has been stated to reflect the current Investment Management fee payable to the Investment Manager.

     (4) Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a total Investment Management fee payable at the annual rate of 1.0% of the average daily nets assets of the Portfolio. As of October 15, 1996, the Investment Manager has engaged Founders Asset Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily net assets of the Portfolio. The Management Fee in the above chart has been stated to reflect the current Investment Management fee payable to the Investment Manager.

     (5) This Portfolio commenced operation in May, 1996. Expenses shown are estimated and annualized.

     (6) Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a total Investment Management fee payable at the annual rate of 1.0% of the average daily nets assets of the Portfolio. The Investment Manager had also voluntarily agreed to waive a portion of its fee equal to .15% on assets in excess of $75 million. As of October 15, 1996, the Investment Manager has engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. The Management Fee in the above chart has been stated to reflect the current Investment Management fee payable to the Investment Manager.

     (7) Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million. As of October 15, 1996, the Investment Manager has engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus
 .70% of the Portfolio's average daily net assets in excess of $300 million. The Management Fee in the above chart has been stated to reflect the current Investment Management fee payable to the Investment Manager.

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s).


EXPENSE EXAMPLES:  The examples reflect expenses of the Portfolio.

The examples shown assume that the total annual expenses for the Portfolios throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement.

THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




You would pay the following  expenses  rounded to the nearest  dollar on a $1,000  investment  assuming 5% annual return at the end of each time period.
                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------



Lord Abbett Growth and Income                        10                32               55                121
JanCap Growth                                        11                35               61                135
AST Janus Overseas Growth                            15                46               N/A               N/A
AST Money Market                                     6                 19               33                75
Federated Utility Income                             10                30               52                116
Federated High Yield                                 11                35               61                135
T. Rowe Price Asset Allocation                       13                40               69                152
T. Rowe Price International Equity                   14                43               74                161
T. Rowe Price Natural Resources                      14                43               74                162
T. Rowe Price International Bond                     14                43               74                161
T. Rowe Price Small Company                          13                40               N/A               N/A
Founders Capital Appreciation                        13                39               67                148
Founders Passport                                    15                46               80                175
INVESCO Equity Income                                10                31               54                120
PIMCO Total Return Bond                              9                 28               49                110
PIMCO Limited Maturity Bond                          9                 28               49                110
Berger Capital Growth                                12                37               64                142
Robertson Stephens Value + Growth                    15                46               N/A               N/A
Twentieth Century International Growth               15                46               N/A               N/A
Twentieth Century Strategic Balanced                 12                38               N/A               N/A
AST Putnam Value Growth & Income                     11                34               N/A               N/A
AST Putnam International Equity                      12                37               64                142
AST Putnam Balanced                                  10                32               55                121



PERFORMANCE: The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. Each Portfolio's total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Portfolio. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses.

         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate yield, the Portfolio takes the interest and dividend income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of Portfolio shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Portfolio's net asset value at the end of the 30-day period. For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (in particular, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.



     From time to time in advertisements or sales material, the Portfolios (or Participating Insurance Companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Each of the AST Janus Overseas Growth Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Founders Passport Portfolio, Twentieth Century International Growth Portfolio and AST Putnam International Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

     TRANSFER AND SHAREHOLDER SERVICING AGENT AND CUSTODIAN: The custodian for all cash and securities of the AST Janus Overseas Growth Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Founders Passport Portfolio, Twentieth Century International Growth Portfolio and AST Putnam International Equity Portfolio is Morgan Stanley Trust Company, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities of the other Portfolios is PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these Portfolios, Morgan Stanley Trust Company will serve as co-custodian with respect to foreign securities. The Trust's transfer and shareholder servicing agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.



COUNSEL AND AUDITORS: The firm of Werner & Kennedy, 1633 Broadway, 46th Floor, New York, New York 10019, is counsel for the Trust. Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been appointed independent auditor for the Trust.


OTHER INFORMATION: This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herefrom, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Trust's office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.


         Shareholder inquiries should be made by telephone to (203) 926-1888 or, if in writing, to the Trust's office at One Corporate Drive, Shelton, Connecticut 06484. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating
Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. If applicable, each plan participant will receive from the Qualified Plan trustees, or directly from the Trust, unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

STATEMENT OF ADDITIONAL INFORMATION                            DECEMBER 30, 1996

                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484

--------------------------------------------------------------------------------



     American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing objectives of its Portfolios. Currently, these Portfolios include the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the AST Janus Overseas Growth Portfolio, the AST Money Market Portfolio, the Federated Utility Income
Portfolio, the Federated High Yield Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio, the T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio), the T. Rowe Price Small Company Value Portfolio, the Founders Capital Appreciation Portfolio, the Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio, the PIMCO Limited Maturity Bond Portfolio, the Berger Capital Growth Portfolio, the Robertson Stephens Value + Growth Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) and the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio).

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord Abbett Growth and Income Portfolio: Lord, Abbett & Co.; (b) JanCap Growth Portfolio: Janus Capital Corporation; (c) AST Janus Overseas Growth Portfolio: Janus Capital Corporation; (d) AST Money Market
Portfolio: J.P. Morgan Investment Management, Inc.; (e) Federated Utility Income
Portfolio:  Federated Investment Counseling; (f) Federated High Yield Portfolio:
Federated Investment  Counseling;  (g) T. Rowe Price Asset Allocation Portfolio:
T.  Rowe  Price  Associates,  Inc.;  (h)  T.  Rowe  Price  International  Equity
Portfolio: Rowe Price-Fleming International, Inc.; (i) T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc.; (j) T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc. (formerly, the AST Scudder International Bond Portfolio when the Sub-advisor was Scudder, Stevens & Clark, Inc.); (k) T. Rowe Price Small Company Value Portfolio: T. Rowe Price Associates, Inc.; (l) Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (m) Founders Passport Portfolio: Founders Asset Management, Inc. (formerly, the Seligman Henderson International Small Cap Portfolio when the Sub-advisor was Seligman Henderson Co.; (n) INVESCO Equity Income Portfolio: INVESCO Trust Company; (o) PIMCO Total Return Bond Portfolio:
Pacific  Investment   Management  Company;   (p)  PIMCO  Limited  Maturity  Bond
Portfolio:  Pacific  Investment  Management  Company;  (q) Berger Capital Growth
Portfolio:  Berger  Associates,  Inc.;  (r)  Robertson  Stephens  Value + Growth
Portfolio: Robertson, Stephens & Company Investment Management, L.P.; (s) Twentieth Century International Growth Portfolio: Investors Research Corporation (name changed to "American Century Investment Management, Inc." as of January 1,
1997); (t) Twentieth Century Strategic Balanced Portfolio: Investors Research Corporation (name changed to "American Century Investment Management, Inc." as of January 1, 1997); (u) AST Putnam Value Growth & Income Portfolio: Putnam Investment Management, Inc.; (v) AST Putnam International Equity Portfolio:
Putnam Investment Management, Inc. (formerly, the Seligman Henderson International Equity Portfolio when the Sub-advisor was Seligman Henderson Co.); and (w) AST Putnam Balanced Portfolio: Putnam Investment Management, Inc. (formerly, the AST Phoenix Balanced Asset Portfolio when the Sub-advisor was Phoenix Investment Counsel, Inc.).



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's current Prospectus, a copy of which may be obtained by writing the Trust's administrative office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.




This Statement relates to the Trust's Prospectus dated December 30, 1996

                                TABLE OF CONTENTS

Caption                                                                                                        Page


General Information and History....................................................................................3
Investment Objectives and Policies.................................................................................3
     Lord Abbett Growth and Income Portfolio.......................................................................3
     JanCap Growth Portfolio.......................................................................................4
     AST Janus Overseas Growth Portfolio...........................................................................7
     AST Money Market Portfolio....................................................................................10
     Federated Utility Income Portfolio............................................................................11
     Federated High Yield Portfolio................................................................................12
     T. Rowe Price Asset Allocation Portfolio......................................................................14
     T. Rowe Price International Equity Portfolio..................................................................24
     T. Rowe Price Natural Resources Portfolio.....................................................................33
     T. Rowe Price International Bond Portfolio....................................................................44
     T. Rowe Price Small Company Value Portfolio...................................................................53
     Founders Capital Appreciation Portfolio.......................................................................64
     Founders Passport Portfolio...................................................................................71
     INVESCO Equity Income Portfolio...............................................................................79
     PIMCO Total Return Bond Portfolio.............................................................................80
     PIMCO Limited Maturity Bond Portfolio.........................................................................91
     Berger Capital Growth Portfolio...............................................................................101
     Robertson Stephens Value + Growth Portfolio...................................................................103
     Twentieth Century International Growth Portfolio..............................................................111
     Twentieth Century Strategic Balanced Portfolio................................................................113
     AST Putnam Value Growth & Income Portfolio....................................................................120
     AST Putnam International Equity Portfolio.....................................................................129
     AST Putnam Balanced Portfolio.................................................................................137
Investment Restrictions............................................................................................147
Certain Risk Factors and Investment Methods........................................................................165
Portfolio Turnover.................................................................................................181
Management.........................................................................................................182
Management of the Trust............................................................................................184
Brokerage Allocation...............................................................................................186
Allocation of Investments..........................................................................................187
Regulatory Matters.................................................................................................187
Computation of Net Asset Values....................................................................................187
Purchase and Redemption of Shares..................................................................................188
Tax Matters........................................................................................................188
Underwriter........................................................................................................188
Performance........................................................................................................189
Other Information..................................................................................................190
Financial Statements...............................................................................................190
Appendix...........................................................................................................342

GENERAL INFORMATION AND HISTORY:



     Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This Portfolio is now known as the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio). The Lord Abbett Growth and Income Portfolio was first offered as of May 1, 1992. The JanCap Growth Portfolio and the AST Money Market Portfolio were first offered as of November 4, 1992. The Federated Utility Income Portfolio and the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The Federated High Yield Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio and the PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The T. Rowe Price Interinational Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The Berger Capital Growth Portfolio was first offered as of October 19, 1994. The Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The Robertson Stephens Value + Growth Portfolio was first offered as of May 2, 1996. The AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio are first being offered as of the date of this Statement.



INVESTMENT OBJECTIVES AND POLICIES:

         The following information supplements, and should be read in conjunction with, the section in the Trust's Prospectus entitled "Investment Objectives and Policies." The investment objective and supplemental information regarding the policies for each of the Portfolios are described below and should be considered separately. Each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and return in each Portfolio may differ. There can be no assurance that any Portfolio's investment objective will be achieved. Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


     The objective for each Portfolio, if it is specifically noted as its "investment objective," and the restrictions specifically noted as "investment restrictions" described in the section of this Statement entitled "Investment Restrictions" are "fundamental" policies, and may not be changed without approval of the shareholders of the affected Portfolio. Investment policies not noted as "investment objectives" or "investment restrictions" are not "fundamental" policies. As indicated in the "Investment Restrictions" section of this Statement, certain investment restrictions apply to all Portfolios, while others only apply to a specific Portfolio. The Trust has the right to modify without shareholder approval the investment policies of any Portfolio that are not specifically identified in the Trust's Prospectus or this Statement as "fundamental."


         Each portfolio may be subject to state regulatory requirements which may be more restrictive than the stated investment policies, in which case, the sub-advisor will adhere to the more restrictive standard.


Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value.

Investment Policies:

         Covered Call Options. The Portfolio may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Portfolio forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Portfolio is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Portfolio write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus of the Trust. For an additional discussion of call options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 10% of Portfolio net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Trustees. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid or restricted securities and certain risks involved therein see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         The Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the Investment Company Act of 1940, or other such relief as may be necessary under the then governing rules and regulations of the Investment Company Act of 1940, regarding investments in such investment companies.


     Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. Please refer to the description of these strategies and these instruments, as well as certain risks entailed with the use of such strategies and instruments, in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio (i.e., no leveraging).

         The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so.

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as a speculative investment. See the section in this
Statement entitled "Certain Risk Factors and Investment Methods" for a description of these strategies. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following are investment policies applicable to the JanCap Growth Portfolio. These are not "fundamental" investment restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. The Portfolio will not invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

         4. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         5. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         6. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         7. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

         8. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

         9. The Portfolio will not purchase a security (other than those issued by U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years continuous operation, including that of predecessors) if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.


AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital.


Investment Policies:

         The portfolio pursues its objective by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States. The Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the Investment Company Act of 1940, or other such relief as may be necessary under the then governing rules and regulations of the Investment Company Act of 1940, regarding investments in such investment companies.

     Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. Please refer to the description of these strategies and these instruments, as well as certain risks entailed with the use of such strategies and instruments, in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio (i.e., no leveraging).

         The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so.


         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Portfolio. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.


         Illiquid Investments. The Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Portfolio securities, including Rule 144A Securities, commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, the Sub-advisor will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Portfolio may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. For an additional discussion of pass-through securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

Otherncome-Producing Securities. Other types of income producing securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.
The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

         Repurchase and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Sub-advisor to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Sub-advisor. The Portfolio may also enter into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that Sub-advisor deems creditworthy. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May be Changed Without Shareholder Approval. The following restrictions, applicable only to the AST Janus Overseas Growth Portfolio, are not "fundamental" restrictions and may be changed without shareholder approval:


         1. The Portfolio's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value for the purpose of monitoring this policy.

         2. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         3. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         4. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.


     5. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases.


     6. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         7. The Portfolio does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.


     8. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Investment Manager acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.


         9. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Money Market Portfolio:

Investment Objective: The investment objective of the AST Money Market Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

Bank Obligations. The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. Subject to the limitations described in the Trust's Prospectus under "Investment Objectives and Policies," the asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The repurchase agreements into which the Portfolio may enter will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and the certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio invests the proceeds of borrowings under reverse repurchase agreements. The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Portfolio will consider all facts and circumstances surrounding the making of the loan, including the creditworthiness of the borrowing financial institution. The Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, employee or Trustee of the Trust, the Investment Manager, any Sub-advisor of the Trust, or the Administrator unless otherwise permitted by applicable law.

Federated Utility Income Portfolio:

Investment Objective: The investment objective of the Federated Utility Income Portfolio is high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

Investment Policies:

U.S. Government Securities. The Portfolio may invest in U.S. government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. Examples of instrumentalities and agencies which may not always receive support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

         When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities purchased are segregated on the Portfolio's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled. For a discussion of when-issued securities and certain risks involved therein see this Statement under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the Borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote the securities on loan, but would terminate the loan and regain the right to vote if that were considered important by the Investment Manager with respect to the investment.

         Reverse Repurchase Agreements. The use of reverse repurchase agreements may allow the Portfolio to avoid selling Portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into a reverse repurchase agreement does not ensure that the Portfolio will be able to avoid selling Portfolio instruments at a disadvantageous time. For a discussion of reverse repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policy Which May Be Changed Without Shareholder Approval. The following investment policy is not a "fundamental" restriction and may be changed by the Trustees without shareholder approval. It is applicable only to the Federated Utility Income Portfolio.

         The Portfolio will not write call options on securities unless the securities are held in the Portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Portfolio will not purchase options on securities unless the securities are held in the Portfolio.

Federated High Yield Portfolio:

Investment Objective: The Federated High Yield Portfolio's investment objective is to seek high current income.

Investment Policies:

         Corporate Debt Securities. Corporate debt obligations in which the Portfolio invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). The Portfolio invests primarily in fixed rate corporate debt securities. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower-rated. There are special risks associated with lower-rated securities. See the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods" for a discussion of these risk factors.

U.S. Government Obligations. The types of U.S. government obligations in which the Trust may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S.. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. Government Obligations in which the Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase fixed-income securities on a when-issued or delayed delivery basis. The Portfolio may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio believes that under the regular procedures normally in effect for custody of the Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities. The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Board of Trustees. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Portfolio will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy under guidelines established by the Trustees. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio.
During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. A high portfolio turnover rate will result in increased transaction costs to the Portfolio. The Portfolio will not attempt to set or meet a portfolio turnover rate since any turnover rate would be incidental to transactions undertaken in an attempt to achieve the Trust's investment objective.

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which has disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations over the past three years. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Portfolio cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

         Investment Risks. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
 Methods."

         Investment Restrictions Which May Be Changed Without Shareholder Approval. The following restrictions are not "fundamental" and may be changed by the Trustees without shareholder approval. They are applicable only to the Federated High Yield Portfolio.

         1. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years and in equity securities of any issuer that are not readily marketable.

         2. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.


T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the T. Rowe  Price  Asset
Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed-income and equity securities.

Investment Policies: The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives.

Fixed-Income Securities. Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies. For a discussion of options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase American or European style put options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing Call Options. The Portfolio may purchase American or European call options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions   in  Futures.   The  Portfolio  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

         Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio's portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

         In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

                  Risks of Transactions in Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds for which T. Rowe Price Associates, Inc. or Rowe Price-Fleming International, Inc. serve as sub-advisor. Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner.

         Risks of Transactions in Options on Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to enter into foreign futures and options transactions. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in foreign futures and options.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         The Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. (collectively, "Price Portfolios"). The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities. The Portfolio may from time to time purchase securities on a "when-issued" basis. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The
Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."

      Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the T. Rowe Price Asset Allocation Portfolio. As a matter of operating policy, which can be changed without shareholder approval, the Portfolio may not:

         1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

         2. Invest in companies for the purpose of exercising management or control;

         3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Portfolio will not invest more than 10% of its total assets in restricted securities and not more than 5% of its total assets in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation.

         4. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

         5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         6. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

         7. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Prospectus and this Statement;

         8. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         9. Purchase a security (other than obligations issued or guaranteed by the U.S., and foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); provided, however, that this restriction does not apply to securities of pooled investment vehicles or mortgage- or asset-backed securities;

         10. Invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

         11. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, those officers and directors of the Trust, and of the Investment Manager, who each own beneficially more then 0.5% of the outstanding securities of any issuer, together beneficially own more than 5% of such securities;

         12. Effect short sales of securities;

         13. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the Investment Company Act of 1940 (the "1940 Act"), or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

T. Rowe Price International Equity Portfolio:

Investment Objective: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

          Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

          The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Portfolio is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Portfolio cannot guarantee it will achieve its objective.

Investment Policies: It is the present intention of Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as Sub-advisor may determine from time to time.

          In determining the appropriate distribution of investments among various countries and geographic regions, Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

          In analyzing companies for investment, Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

          It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

          Today, more investment opportunities may exist abroad than in the U.S. In 1970, more than one-half of the world's equity capitalization (the total market value of the world's equity securities traded on stock exchanges) was attributable to U.S. securities. Now practically the opposite is true. And over the last ten years, the EAFE Index, a widely accepted index of European, Australian and Far Eastern equity securities, has outperformed the Standard & Poor's 500 Index. Although the EAFE Index may not be representative of the Portfolio, Sub-advisor believes it may be a useful indicator of the opportunities in foreign equity investing.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanged located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe. The Portfolio will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Portfolio will be required to include such securities within its 15% restriction on investing in illiquid securities.

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by Price-Fleming International, Inc. or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.


          Risks of Transactions in Options on Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.


          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal  Tax  Treatment  of  Options,  Futures  Contracts  and Forward
Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

          Illiquid Securities. The Portfolio may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

          Notwithstanding the above, the Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

          The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc. (collectively, "Price Portfolios"). The Portfolio has no current intention of engaging in these practices at this time.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price International Equity Portfolio. As a matter of operating policy which can be changed without shareholder approval, the Portfolio may not:

         1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

         2. Invest in companies for the purpose of exercising management or control;

         3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Portfolio will not invest more than 10% of its total assets in restricted securities and not more than 5% of its total assets in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;

         4. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

         5. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, other mineral exploration or development programs;

         6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Prospectus and this Statement;

         7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of Portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts and other permissible investments;

         8. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         9. Purchase a security (other than obligations issued or guaranteed by the U.S., and foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); provided, however, that this restriction does not apply to the purchase of securities of pooled investment vehicles or mortgage- or asset-backed securities;

         10. Effect short sales of securities;

         11. Invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

         12. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, those officers and directors of the Trust and of the Investment Manager, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         13. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the Investment Company Act of 1940 (the "1940 Act"), or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

          In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

T. Rowe Price Natural Resources Portfolio:

Investment Policies: The Portfolio will normally have primarily all of its assets in equity securities (e.g., common stocks). This portion of the Portfolio's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk.

         Fixed-Income Securities. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.

         U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

         Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

         Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

         Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

         The   Portfolio   may  also  invest  in  the   securities   of  certain
supranational entities, such as the International Development Bank.

         Debt Obligations Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Portfolio obtain a waiver of its application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of its application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other
T. Rowe Price Portfolios. Such aggregated orders would be allocated among the Portfolio and the other T. Rowe Price Portfolios in a fair and non-discriminatory manner.


         Risks of Transactions in Options on Future Contracts. See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.


         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following:

         First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid or Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants. The Portfolio may acquire warrants. For a discussion of risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc.(collectively, "Price Portfolio"). The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price Natural Resources Portfolio. As a matter of operating policy, which can be changed without shareholder approval, the Portfolio may not:

         1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2. Invest in companies for the purpose of exercising management or control;

         3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

         4. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Portfolio will not invest more than 10% of its total assets in restricted securities and not more than 5% of its total assets in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;

         5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

         6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

         9. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;

         10. Purchase or retain the securities of any issuer if those officers and directors of the Portfolio, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         11. Effect short sales of securities;

         12. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage- or asset-backed securities; or

         13. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Portfolio would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

T. Rowe Price International Bond Portfolio:

Investment Objective: The T. Rowe Price International Bond Portfolio's objective is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States.

Investment Policies: The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating.

          Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Portfolio is subject to risks unique to international investing.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanged located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries. The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by Price-Fleming International, Inc. or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.

          Risks of Transactions in Options on Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Illiquid or Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities, including restricted securities and repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating. See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities.

         For an additional discussion of certain risks involved in investing in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero-Coupon Securities. The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of Zero-Coupon Securities and the risks associated therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc. (collectively, "Price Portfolios"). The Portfolio has no current intention of engaging in these practices at this time.

     Investment Restrictions Which May Be Changed Without Shareholder Approval. The following investment restrictions are not "fundamental" and apply only to the T. Rowe Price International Bond Portfolio. As a matter of non-fundamental policy which may be changed without shareholder approval, the Portfolio may not:

1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

2. Purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

4. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Portfolio in all such issues to exceed 5% of the total assets of the Portfolio taken at market value;

5. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

6. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Portfolio and the premiums paid for options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

7. Invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

8. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Portfolio's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on a recognized foreign exchange (for this purpose, warrants attached to securities will be deemed to have no value);

9. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

10.      Purchase or sell real estate limited partnership interests.

11. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

12. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

13. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

14. Invest in companies for the purpose of exercising management or control;

15. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

16. Purchase or retain the securities of any issuer if those officers and directors of the Portfolio, and of the Sub-advisor, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

17.      Effect short sales of securities.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

T. Rowe Price Small Company Value Portfolio:

Investment Objective: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Fixed-Income Securities. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.

         U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

         Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

         Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

         Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

         The   Portfolio   may  also  invest  in  the   securities   of  certain
supranational entities, such as the International Development Bank.

         Debt Obligations Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Portfolio obtain a waiver of its application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of its application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other
T. Rowe Price Portfolios. Such aggregated orders would be allocated among the Portfolio and the other T. Rowe Price Portfolios in a fair and non-discriminatory manner.

         Risks of Transactions in Options on Future Contracts. See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following:

         First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid or Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants. The Portfolio may acquire warrants. For a discussion of risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc.(collectively, "Price Portfolio"). The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price Small Company Value Portfolio. As a matter of operating policy, which can be changed without shareholder approval, the Portfolio may not:

         1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2. Invest in companies for the purpose of exercising management or control;

         3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

         4. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Portfolio will not invest more than 10% of its total assets in restricted securities and not more than 5% of its total assets in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;

         5. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

         6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

         9. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;

         10. Purchase or retain the securities of any issuer if those officers and directors of the Portfolio, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         11. Effect short sales of securities;

         12. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage- or asset-backed securities; or

         13. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Portfolio would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

Founders Capital Appreciation Portfolio:

Investment Policies:


         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the Portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and its portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.


         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.


         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance.


         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge its portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."


         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.


         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of the risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Forward Contracts For Purchase or Sale of Foreign Currencies. The Portfolio generally will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.


         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar the Portfolio may each enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of those Portfolio securities denominated in such foreign currency. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.




         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which are not readily marketable are illiquid securities. Illiquid securities are securities which may be subject to resale restrictions or which, due to their market or the nature of the security, have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.


         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in illiquid securities, securities that are not readily marketable, or securities which do not have readily available market quotations. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).


         Low-Rated and Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its assets in convertible securities and preferred stocks which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. Investment in lower-rated or unrated securities is generally considered to be high risk investment. These debt securities are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.


         Because investment in medium and lower-rated securities involves both greater credit risk and market risk, achievement of the Portfolio's investment objectives may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield, high risk debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to Portfolio highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.


         Repurchase Agreements. As discussed in the Prospectus, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.

         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the Founders Capital Appreciation Portfolio. As a matter of operating policy, which may be changed by the Trustees without shareholder approval, the Portfolio will not:

         1. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although the Portfolio may invest in the securities of issuers which invest in or sponsor such programs or leases;



     2. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;



         3. Participate in any joint trading account;

         4. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer;

         5. Invest more than 5% of the market value of its assets in securities of companies which with their predecessors have a continuous operating record of less than three years;


         6.  Purchase  securities  of  other  investment   companies  except  in
compliance with the Investment Company Act of 1940, as amended, and applicable state law. Duplicate fees may result from such purchases;


         7. Acquire or retain the securities of any issuer if any officer or director of the Sub-advisor owns beneficially more than one-half of 1% of the issuer's outstanding securities and the aggregate owned by such persons exceeds 5% of such securities;

         8. Invest in companies for the purpose of exercising control or management;


         9. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Portfolio's net assets taken at the lower of cost or market value at the time of such borrowings;

         10. Purchase warrants, valued at the lower of cost or market, in excess of 5% of total assets, except that the purchase of warrants not listed on the New York or American Stock Exchanges is limited to 2% of total net assets; or

         11. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.


         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.


Founders Passport Portfolio:

Investment  Objective:   The  investment  objective  of  the  Founders  Passport
Portfolio is to seek capital appreciation.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the Portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-Advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Portfolio generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which are not readily marketable are illiquid securities. Illiquid securities are securities which may be subject to resale restrictions or which, due to their market or the nature of the security, have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in illiquid securities, securities that are not readily marketable, or securities which do not have readily available market quotations. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

         Lower-Rated or Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its assets in convertible securities and preferred stocks which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves both greater credit risk and market risk, achievement of the Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Repurchase Agreements. As discussed in the Prospectus, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.

         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the Founders Passport Portfolio. As a matter of non-fundamental policy, which may be changed without shareholder approval, the Portfolio will not:

         1. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although the Portfolio may invest in the securities of issuers which invest in or sponsor such programs or leases;

         2. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;


         3. Participate in any joint trading account;


         4. Invest more than 5% of the market value of its total assets in securities of companies which with their predecessors have a continuous operating record of less than three years;

         5.  Purchase  securities  of  other  investment   companies  except  in
compliance with the Investment Company Act of 1940, as amended, and applicable state law. Duplicate fees may result from such purchases;

         6. Invest in companies for the purpose of exercising control or management;

         7. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Portfolio's net assets taken at the lower of cost or market value at the time of such borrowings;

         8. Purchase warrants, valued at the lower of cost or market, in excess of 5% of total assets, except that the purchase of warrants not listed on the New York or American Stock Exchanges is limited to 2% of total net assets. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value unless such warrants are separately transferable and current market prices are available, or unless otherwise determined by the Board of Trustees of the Trust;

         9. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; or

         10. Sell securities short.

     In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.


         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

INVESCO Equity Income Portfolio:

Investment Objective: The INVESCO Equity Income Portfolio seeks high current income while following sound investment practices. The Portfolio will pursue this objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is a secondary factor in the selection of portfolio securities. The Portfolio invests in common stocks, as well as convertible bonds and preferred stocks.


Investment Policies: In pursuing its investment objective, the Portfolio will endeavor to select and purchase securities providing reasonably secure dividend or interest income. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the Portfolio does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.


         As discussed in the section of the Trust's Prospectus entitled "Investment Objective and Policies," the debt securities in which the Portfolio invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Portfolio may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Portfolio's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such Portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities.

         For an additional discussion of certain risks involved in lower-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         As discussed in the Trust's Prospectus, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Portfolio's Custodian Bank until repurchased.

         Another  practice  in which  the  Portfolio  may  engage is to lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the Securities and Exchange Commission thereunder.

PIMCO Total Return Bond Portfolio:

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary purposes in an amount not exceeding five percent of the value of its total assets. The Portfolio also may borrow for investment purposes. Such a practice will result in leveraging of the Portfolio's assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical, " the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         Dollar roll transactions involve the risk that the market value of the securities sold may decline below the repurchase price of those securities. The securities that are repurchased will be collateralized with different pools of mortgages with different prepayment histories, and as a result, the borrower is subject to a greater degree of prepayment related uncertainty.

         The Portfolio's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralized its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940 will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For an additional discussion of certain risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Mortgage   Pass-Through   Securities.   The  Portfolio  may  invest  in
mortgage-backed securities. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.


         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments ( including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods." Consistent with the Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include Newly Industrialized Countries ("NICs") such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, open positions in forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in several countries, including in Argentina, Bulgaria, Costa Rica, the Dominican Republic, Jordan, Mexico, Nigeria, the Philippines, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. Ecuador has reached an agreement with its lending banks, but the full consummation of Ecuador's Brady Plan is still pending. It is expected that other countries will undertake a Brady Plan in the future, including Panama, Peru, and Poland.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolios invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other an overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligation of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies ( limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative Instruments. In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise ice of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for a option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified for the Portfolio in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "market to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolios intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, the Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements. The Portfolios may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterpart. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Foreign Currency Exchange-Related Securities. The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. The Portfolio will not invest more than 5% of its net assets, valued at the lower cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that rare not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the PIMCO Total Return Bond Portfolio. The following investment policies may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         2. The Portfolio will not invest in a security if, as a result of such investment more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation.

         3. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         4. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

PIMCO Limited Maturity Bond Portfolio:

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary purposes in an amount not exceeding five percent of the value of its total assets. The Portfolio also may borrow for investment purposes. Such a practice will result in leveraging of the Portfolio's assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its Custodian consisting of cash, U.S. Government securities or high quality debt securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the Investment Company Act of 1940 will not apply.

         The Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         Dollar roll transactions involve the risk that the market value of the securities sold may decline below the repurchase price of those securities. The securities that are repurchased will be collateralized with different pools of mortgages with different prepayment histories, and as a result, the borrower is subject to a greater degree of prepayment related uncertainty.

         The Portfolio's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940 will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P), are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Mortgage   Pass-Through   Securities.   The  Portfolio  may  invest  in
mortgage-backed securities. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fixed-Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include Newly Industrialized Countries ("NICs") such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Bank Obligations. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or high grade debt obligations in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolio will engage in short selling to the extent permitted by the Investment Company Act of 1940 and rules and interpretations thereunder.

         Derivative Instruments. In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, the Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Risks in Futures Contracts and Related Options. For a discussion of the risks involved in futures contracts and related options, see the Trust's Prospectus and this Statement under "Certain Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio' repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Foreign Currency Exchange Related Securities. The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         The Portfolio will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the PIMCO Limited Maturity Bond Portfolio. The following investment policies may be changed by the Trustees without shareholder approval. The Portfolio may not:

         1. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities", illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         2. Invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation.

         3. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

Berger Capital Growth Portfolio:

Investment Policies:

         Index Options. An option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index on which the option is based is less than (in the case of a put) or a greater than (in the case of a call) the exercise price of the options. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the purchase price (the "premium") paid to him, to make delivery of this amount. Options are traded on a number of different indices.

         Hedging. The Portfolio will purchase put and call options on stock indices for the purpose of hedging and not for speculation. Hedging may be employed to cushion the Portfolio against possible declines in the market value of its securities, or to establish a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge a Portfolio against a decline in value, the Portfolio may buy a put on a stock index. To protect the Portfolio against an increase in the price of equities at a time when the Portfolio has a substantial cash equivalent position, the Portfolio may buy a call on a stock index pending investment in equities.

         When the Sub-advisor believes the trend of stock prices may be downward, particularly over a short period of time, the Portfolio may hedge through the purchase of a put on a stock index to cushion the anticipated decline in value of the Portfolio's holdings. This is an alternative to the sale and possible subsequent repurchase of stocks, which might involve significant transaction costs. Conversely, the purchase of a call option on a stock index may allow the Portfolio to quickly obtain exposure to common stock equivalents in a rising market, thus permitting the Portfolio to purchase stocks gradually over the option period in a manner designed to minimize adverse price movements, and with more thorough evaluation of investment alternatives. The purpose of purchasing put and call options on stock indices is therefore not to generate gains, but to hedge. Successful hedging activities are not designed to produce a net gain to a Portfolio. Any gain in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio and any gain in the price of a call option is likely to be offset by the higher prices the Portfolio must pay in rising markets as it increases its holdings of common stocks.

         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Investment Policies Which May Be Changed Without Shareholder Approval. Set forth below are "non-fundamental" investment restrictions applicable only to the Berger Capital Growth Portfolio, which may be changed without shareholder approval:

         1. The Portfolio may purchase put and call options on stock indexes for the purpose of hedging, but no more than 1% of the Portfolio's total net assets at the time of purchase of such an option may be invested in put and call options.

         2. The Portfolio may not purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or mineral leases.

         3. The Portfolio's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange.

         4. The Portfolio does not currently intend to purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio taken at market value at the time of purchase would be invested in such securities.

Robertson Stephens Value + Growth Portfolio:

         Investment  Objective:   The  investment  objective  of  the  Robertson
Stephens Value + Growth Portfolio is to seek capital appreciation.

Investment Policies:

         Options. The Portfolio may purchase and sell put and call options on its securities to enhance performance and to protect against changes in market prices.

                  Covered Call Options. The Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         The Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

                  Covered Put Options. The Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

                  Purchasing Put and Call Options. The Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         The Portfolio may also purchase put and call options to attempt to enhance its current return.

                  Options on Foreign Securities. The Portfolio may purchase and sell options on foreign securities if the Sub-advisor believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

                  Risks Associated with Options. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options transactions.

         Special Expiration Price Options. The Portfolio may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Portfolio in effect may create a custom index relating to a particular industry or sector that the Sub-advisor believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Portfolio's profits if the special expiration price options are exercised. The Portfolio will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

         LEAPs and BOUNDs. The Portfolio may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Portfolio will not purchase these options with respect to more than 25% of the value of its net assets, and will limit the premiums paid for purchasing such options in accordance with the most restrictive applicable state securities laws.

         LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

         BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

         The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

         Futures Contracts.

                  Index Futures Contracts and Options. The Portfolio may buy and sell futures contracts and related options for hedging purposes or to attempt to increase investment return. The Portfolio currently expects that it will only purchase and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         The Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge its investments successfully using futures contracts and related options, the Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Portfolio may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

         The Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

                  Margin Payments. When the Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Portfolio sells a futures contract and the price of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When the Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

         Special Risks of Transactions in Futures Contracts and Related Options. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in transactions in futures contracts and related options.

         Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers which the Sub-advisor deems to be creditworthy, pursuant to guidelines established by the Trust's Board of Trustees, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For a discussion of repurchase agreements and the risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Portfolio Securities Lending. The Portfolio may lend its securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned;
(3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trust's Board of Trustees may establish) of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Portfolio enters into a loan, the Sub-advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

         Short Sales. The Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

         The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale.

         Foreign Investments. The Portfolio may invest in foreign securities, securities denominated in or indexed to foreign currencies, and certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks. For a discussion of the risks involved in foreign currency fluctuations and investing in foreign securities, in general, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The considerations associated with foreign investments generally are intensified for investments in developing countries. For a discussion of the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Portfolio may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Portfolio the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Portfolio expects to purchase. In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to the Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         The Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Zero-Coupon Debt Securities and Pay-in-Kind Securities. The Portfolio may invest in zero-coupon securities. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following investment restrictions, applicable only to the Robertson Stephens Value + Growth Portfolio, are not "fundamental" restrictions and may be changed without shareholder approval. The Portfolio may not:

         1. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio's net assets, provided that not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

         2. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

         3. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in such securities, or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

         4. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

         5. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

         6.       Invest in real estate limited partnerships;

         7. Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

         8. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

         9.  Make   investments  for  the  purpose  of  exercising   control  or
management;

         10. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

         11. Acquire more than 10% of the voting securities of any issuer;

         12. Invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

         13. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

         In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Twentieth Century International Growth Portfolio:

Investment  Objective:   The  investment  objective  of  the  Twentieth  Century
International Growth Portfolio is to seek capital growth.


Investment Policies:


         In general, within the restrictions outlined herein, the Portfolio has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the Sub-advisor's intention that the Portfolio will generally consist of common stocks. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale the collateral account will be maintained by the Portfolio's custodian. While the short sale is open the Portfolio will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         The Portfolio may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to  purchase a given  security  whenever  the
Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Portfolio may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Twentieth Century International Growth Portfolio. As a matter of non-fundamental policy, which may be changed without shareholder approval, the Portfolio will not:

         1. Invest more than 15% of its assets in illiquid investments;

         2. Invest in the securities of companies that, including predecessors, have a record of less than three years of continuous operation;

         3. Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

         5. Invest in oil, gas or other mineral leases, or in warrants, except that the Portfolio may purchase securities with warrants attached; or


         6. Invest for control or for management.



Twentieth Century Strategic Balanced Portfolio:


Investment  Objective:   The  investment  objective  of  the  Twentieth  Century
Strategic Balanced Portfolio is to seek capital growth and current income.


Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Portfolio's investment objectives.

         The Sub-advisor will invest approximately 60% of the Portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Portfolio may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio 's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Portfolio's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. As described in the Prospectus, the Portfolio may enter into futures contracts. Unlike when the Portfolio purchases securities, no purchase price for the underlying securities is paid by the Portfolio at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the Portfolio's custodian for the benefit of the FCM in the event of any default by the Portfolio in the payment of any future obligations.

         The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

         The Portfolio maintains from time to time a percentage of its assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the Portfolio's investment objectives. The Portfolio may enter into index futures contracts as an efficient means to expose the Portfolio's cash position to the domestic equity market. The Sub-advisor believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

         The Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. To do so, the aggregate initial margin required to establish such positions may not exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

         The principal risks generally associated with the use of futures include: (i) the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk); (ii) the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk); (iii) the risk that the securities to which the futures contract relates may go down in value (market risk); and (iv) adverse price movements in the underlying securities can result in losses substantially greater than the value of the Portfolio's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the Portfolio may not purchase leveraged futures, so there is no leverage risk involved in the Portfolio's use of futures.

         A liquid secondary market is necessary to close out a contract. The Portfolio may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

         Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

         The Portfolio manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to the return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Sub-advisor will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the Portfolio does business.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by the Portfolio's custodian. While the short sale is open, the Portfolio will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         The Portfolio may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Interest Rate Futures Contracts and Related Options. The Portfolio may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

         The Portfolio will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that the Sub-advisor anticipates it may wish to include in the Portfolio. The Portfolio may sell a future or write a call or purchase a put on a future if the Sub-advisor anticipates that a general market or market sector decline may adversely affect the market value of any or all of the Portfolio's holdings. The Portfolio may buy a future or purchase a call or sell a put on a future if the Sub-advisor anticipates a significant market advance in the type of securities it intends to purchase for the Portfolio at a time when the Portfolio is not invested in debt securities to the extent permitted by its investment policies. The Portfolio may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

         The "sale" of a debt future means the acquisition by the Portfolio of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the Portfolio of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the Portfolio of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the Portfolio of an obligation to take delivery of such an amount of cash.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the future, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the Portfolio and the Portfolio realizes a loss or a gain.

         When the Portfolio writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Portfolio has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the Portfolio purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

         If the Portfolio writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

         For options sold, the Portfolio will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

         The Portfolio will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

         Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. Initial margin payments will be deposited in the Portfolio's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

         Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The Sub-advisor does not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the Sub-advisor intends to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position.
Similar market liquidity risks occur with respect to options.

         The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that the Portfolio might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The Portfolio must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC
Rule) adopted by the Commodity Futures Trading Commission (CFTC) under the Commodity Exchange Act (CEA) to be eligible for the exclusion provided by the CFTC Rule from registration by the Portfolio with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions the Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and losses on options the Portfolio has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) Under the restrictions, the Portfolio also must, as to short positions, use futures contracts and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to its long positions that are used as part of the Portfolio's strategy and are incidental to the Portfolio's activities in the underlying cash market, the "underlying commodity value" (see below) of the Portfolio's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.

         There are described above the segregated accounts that the Portfolio must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission (SEC) requirements. The Portfolio will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements. The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

         Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Portfolio invests without the large cash investments required for dealing in such markets, they may subject the Portfolio to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the Portfolio and the Portfolio's inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Sub-advisor will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Sub-advisor may still not result in a successful transaction. The Sub-advisor may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

         The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, the Portfolio may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where the Portfolio has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.

         Where bond index futures are purchased to hedge against a possible increase in the price of bonds before the Portfolio is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when the Portfolio writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Twentieth Century Strategic Balanced Portfolio. As a matter of non-fundamental policy, which may be changed without shareholder approval, the Portfolio will not:


         1. Invest more than 15% of its assets in illiquid investments;

         2. Invest in the securities of companies that, including predecessors, have a record of less than three years of continuous operation;

         3. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio's funds may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases; or

         5. Invest for control or for management.


AST Putnam Value Growth & Income Portfolio:

Investment Objective: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth. Current income is a secondary investment objective.

Investment Policies:

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

         Zero Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may invest without limit in zero coupon and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currency. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam Value Growth & Income Portfolio. As a matter of non-fundamental policy, which may be changed without shareholder approval, the Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Trust's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

         2. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets; provided that not more than 2% of the Trust's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

         3. Buy or sell oil, gas or other mineral leases, rights or royalty contracts;


     4. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;


         5. Make short sales of securities or maintain a short position for the account of the Trust unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short; or

         6. Invest in securities of any issuer, if, to the knowledge of the Portfolio, officers and Trustees of the Trust and officers and directors of the Investment Manager and the Sub-advisor who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


AST Putnam International Equity Portfolio:

Investment Objective: The investment objective of the AST Putnam International Equity Portfolio is to seek capital appreciation.

Investment Policies:

         The Portfolio is designed for investors seeking capital appreciation through a diversified portfolio of equity securities of companies located in a country other than the United States.

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

         Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the
Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Index Warrants. The Portfolio may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Portfolio were not to exercise an index warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.

         The Portfolio will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Portfolio will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolio's ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.

         Foreign Securities. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam International Equity Portfolio. As a matter of non-fundamental policy, which may be changed without shareholder approval, the Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

         2. Invest in securities of any issuer if the party responsible for payment, together with any predecessors, has been in operation for less than three consecutive years and, as a result of the investment, the aggregate of such investments would exceed 5% of the value of the Portfolio's net assets; provided, however, that this restriction shall not apply to any obligation of the United States or its agencies or instrumentalities;

         3. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets; provided that not more than 2% of the Portfolio's net assets may be invested in warrants not listed on any principal foreign or domestic exchange;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances.);

         5. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and options;

         6. Make short sales of securities or maintain a short sale position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short;

     7. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

         8. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby;

         9. Make investments for the purpose of gaining control of a company's management; or

         10. Invest in securities of any issuer if, to the knowledge of the Portfolio, officers and Trustees of the Trust and officers and directors of the Investment Manager and the Sub-advisor who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%.


         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

Investment Policies:

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories

         Zero Coupon Bonds. The Portfolio may invest without limit in zero coupon bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

         Successful use of U.S. Treasury security futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Portfolio has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held by the Portfolio, and the prices of the Portfolio's securities increase instead as a result of a decline in interest rates, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so. There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currency. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the AST Putnam Balanced Portfolio. As a matter of non-fundamental policy, which may be changed without shareholder approval, the Portfolio will not:

         1. Invest for the purpose of exercising control or management;

         2. Buy or sell oil, gas, or other mineral leases, rights or royalty contracts;

         3. Engage in puts, calls, straddles, spreads or any combination thereof, except that the Portfolio may buy and sell put and call options (and any combination thereof) on securities, on financial futures contracts, and on securities indices;

     4. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

         5. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

         6. Invest in warrants if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets; provided that not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

         7. Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the Portfolio's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S. government or its instrumentalities or agencies;

         8. Invest in securities of any issuer, if, to the knowledge of the Portfolio, officers and Trustees of the Trust and officers and directors of the Investment Manager and the Sub-advisor who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities;

         9. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options;

         10. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings; or

         11. Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled "Investment Restrictions." Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The investment restrictions set forth below are "fundamental" policies. See the subsection of this Statement entitled "Investment Objectives and Policies" for further discussion of "fundamental" policies of the Trust and the requirements for changing such "fundamental" policies.

         Certain investment restrictions apply to all Portfolios of the Trust. Such investment restrictions are described below. Investment restrictions that apply to each of these Portfolios separately are also described below. Investment restrictions that are not "fundamental" may be found in the general description of the Investment Policies of each Portfolio, as described in the section of the Trust's Prospectus entitled "Investment Objectives and Policies" and in the section of this Statement entitled "Investment Objectives and Policies."



     Investment Restrictions Applicable to All of the Portfolios Except the AST Janus Overseas Growth Portfolio, T. Rowe Price Asset Allocation Portfolio, the
T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio, the T. Rowe Price International Bond Portfolio, the T. Rowe Price Small Company Value Portfolio, the Founders Passport Portfolio, the Robertson Stephens Value + Growth Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio and the AST Putnam Balanced Portfolio.



1. A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

         2. A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

         3. A Portfolio will not invest in companies for the purpose of exercising control or management.

         4. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

         5. A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         6. A Portfolio will not issue senior securities.


Investment  Restrictions  Applicable  Only to the Lord Abbett  Growth and Income
Portfolio:


     1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.


2. The Portfolio will not lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities the Portfolio has purchased, and through lending Portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Portfolio complies with regulatory requirements and the Sub-advisor deems such loans not to expose the Portfolio to significant risk or adversely affect the Portfolio's qualification for pass-through tax treatment under the Internal Revenue Code (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 10% of Portfolio net assets).

3. The Portfolio will not pledge, mortgage, or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4. The Portfolio will not purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

7. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

8. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

Investment Restrictions Applicable Only to the JanCap Growth Portfolio:


1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6. The Portfolio will not lend any security or make any other loan, if as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).




     Investment  Restrictions  Applicable  Only to the AST Janus Overseas Growth
Portfolio:



1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities.

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Portfolio will not lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.



Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

5. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6. The Portfolio will not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

7. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.


Investment   Restrictions  Applicable  Only  to  the  Federated  Utility  Income
Portfolio:

1. The Portfolio will invest at least 25% of its total assets in securities of utility companies.

2. The Portfolio will not purchase or sell commodities. However, the Portfolio may purchase options on Portfolio securities and on financial futures contracts for hedging purposes only.

3. The Portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

4. The Portfolio will not purchase any securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

5. The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the current value of the Portfolio's net assets is held as collateral for such sales at any one time.

6. The Portfolio will not issue senior securities, except that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

7. The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any such borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

8. The Portfolio may lend Portfolio securities, as long as the value of the loaned securities does not exceed one-third of the value of the Portfolio's total assets. This shall not prevent the holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's Investment Objective and Policies.

9. The Portfolio will not invest more than 10% of its total assets in restricted securities.

10. The Portfolio will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase securities of issuers which engage in whole or in part in such activities.

11. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

12. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by the securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes, all common stock and preferred stock of an issuer, taken together, will be deemed to be a single class, regardless of priorities, series, designations, or other differences.

13. The Portfolio will not invest more than 5% of its net assets in warrants, not more than 2% of which may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Investment Restrictions Applicable Only to the Federated High Yield Portfolio:

1. The Portfolio will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

2. The Portfolio will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

4. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

5. The Portfolio will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States.

6. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

7. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8. The Portfolio will not make loans, except through the purchase or holding of securities in accordance with its investment objective, policies, and limitations and through repurchase agreements. The Portfolio may invest up to 5% of its total assets in repurchase agreements which mature more than seven days from the time they are entered into. The Portfolio may lend portfolio securities if the borrower provides 100% cash collateral in the form of cash or U.S. government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral. The Portfolio retains the right to any dividends, interest, or other distribution paid on the securities and any increase in their market value. Loans will be subject to termination at the option of the Portfolio or the borrower.

9. The Portfolio will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities laws.

10. The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

11. The Portfolio will not make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

12. The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Portfolio. From time to time, the Portfolio, together with other investment companies advised by subsidiaries or affiliates of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, Directors, agents, employees, officers, or others affiliated with or acting for the Portfolio, its Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

     13. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.


Investment  Restrictions  Only Applicable to the T. Rowe Price Asset  Allocation
Portfolio:

         The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


         Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.


         With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Only Applicable to the T. Rowe Price International Equity Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


         Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.


         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment  Restrictions  Applicable Only to the T. Rowe Price Natural Resources
Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:


1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;


2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other Price Portfolio provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

         6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

         7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

         8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

         9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


         Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.


         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment  Restrictions Applicable Only to the T. Rowe Price International Bond
Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5. Issue senior securities except in compliance with the Investment Company Act of 1940; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Investment Restrictions Applicable Only to the T. Rowe Price Small Company Value
Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, and other funds or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment  Restrictions  Applicable Only to the Founders  Capital  Appreciation
Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

2. Sell securities short.

3. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by the Portfolio. The Portfolio may also enter into repurchase agreements by purchasing U.S. Government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

4. Underwrite the securities of other issuers.

5. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that the Portfolio may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate.

6. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7. Issue any senior securities.

8. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Portfolio's net assets computed at the lesser of cost or value.


         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)


Investment Restrictions Applicable Only to the Founders Passport Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3. Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6. Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

Investment Restrictions Applicable Only to the INVESCO Equity Income Portfolio:

         The Portfolio has adopted certain fundamental investment restrictions. Under these restrictions, the Portfolio may not:

1. Issue preference shares or create any funded debt;

2. Sell short;

3. Borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

4. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

6. Purchase securities if the purchase would cause the Portfolio, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

7. Make loans to any person, except through the purchase of debt securities in accordance with the Portfolio's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Portfolio's total net assets (taken at current value); or

8. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment   Restrictions  Applicable  Only  to  the  PIMCO  Total  Return  Bond
Portfolio:

         The following are fundamental investment restrictions.

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, and (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

Investment  Restrictions  Applicable  Only to the PIMCO  Limited  Maturity  Bond
Portfolio:

         The Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees; or

8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the Berger Capital Growth Portfolio:

         The following fundamental restrictions apply to the Berger Capital Growth Portfolio. The Portfolio may not:

1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the value of the Portfolio's total assets.

3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

4. Purchase securities on margin from a broker or dealer or make short sales of securities.

5. Make loans, except that the Portfolio may enter into repurchase agreements in accordance with the Trust's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

6. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Portfolio's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes).

7. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts.

8. Participate on a joint or joint and several basis in any securities trading account.

Investment Restrictions Applicable Only to the Robertson Stephens Value + Growth
Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

2. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

4. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

5. As to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry;

6. Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-advisor, as the case may be, owns more than (OMEGA) of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than (OMEGA) of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

7. Make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Investment Restrictions Applicable Only to the Twentieth Century International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act of 1940, as amended (the "Investment Company Act"). No such rules and regulations have been issued, but it is Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Portfolio must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market;

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4. Issue any senior security  except in compliance  with the Investment  Company
Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

         In determining industry groups for purposes of the above restriction regarding investments in a single industry, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. The Sub-advisor monitors industry concentration using a more restrictive list of industry groups than that recommended by the Securities and Exchange Commission. The Sub-advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the Portfolio to forego investment possibilities which may otherwise be available to it under the Investment Company Act. (This note is not a fundamental policy.)



Investment Restrictions Applicable Only to the Twentieth Century Strategic Balanced Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

1. Lend its securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act of 1940, as amended (the "Investment Company Act"). No such rules and regulations have been promulgated, but it is the Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Sub-advisor must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market.

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4. Issue any senior security  except in compliance  with the Investment  Company
Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.


Investment  Restrictions Applicable Only to the AST Putnam Value Growth & Income
Portfolio:


         As a matter of fundamental policy, the Portfolio will not:

1. Borrow money in excess of 33 1/3% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options;

5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry; or

9. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Investment  Restrictions  Applicable Only to the AST Putnam International Equity
Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so;

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and related options;

5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any one industry; or

9. Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Investment Restrictions Applicable Only to the AST Putnam Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry;

5. Invest in commodities or commodity contracts except that it may purchase or sell financial futures contracts and options thereon;

6. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

7. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities; or

9. Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section in the Trust's Prospectus and in the "Investment Objectives and Policies" section of this Statement. The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.


         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.


         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation. A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio's asset value and a Portfolio's ability to dispose of particular securities, when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

         Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium Received from Writing Call or Put Options. A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing Call Options. Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing Put Options. A Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          If a Portfolio purchases put options at a time when the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options: During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs. If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio, can close out its position by effecting a closing transaction. If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Portfolio's securities does not. If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


     Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio's open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.


         Margin is the amount of funds that must be deposited by the Portfolio with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Portfolio's open positions in futures contracts. A margin deposit is intended to ensure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolio expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on  financial   futures   contracts  and  related  options
transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, Portfolios received from customers for foreign futures or foreign options transactions may not be provided the same protections as Portfolios received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Foreign Currency Futures Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


          Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


          Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Purchase and Sale of Currency Futures Contracts and Related Options. As noted above, a currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Foreign Currency Exchange-Related Securities:

         Certain   Portfolios  may  invest  in  foreign  currency  warrants  and performance indexed paper.

         Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

         Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Zero-Coupon Securities:


     Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.


     The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.


When-Issued Securities:


         The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.


Mortgage-Backed Securities:

         Principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to Portfolio the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency. Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens). The value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in these countries, Sub-advisor does not believe that any current repatriation restrictions would affect its decision to invest in these countries.

          Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs. Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.   With  respect  to  certain  foreign   countries,   especially
developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, a number of Latin American countries are also among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.



     PORTFOLIO TURNOVER: High turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains or losses. For the years ended December 31, 1994 and 1995, the Lord Abbett Growth and Income Portfolio's rates of turnover were 60.47% and 50.28%, respectively. The turnover rate for the JanCap Growth Portfolio for the years ended December 31, 1994 and 1995 were 93.92% and 113.32%, respectively. The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate. The turnover rate for the Federated Utility Income Portfolio for the years ended December 31, 1994 and 1995 were 54.26% and 70.94%, respectively. The turnover rate for the Federated High Yield Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 40.55% and for the year ended December 31, 1995 was 29.64%. The turnover rate for the T. Rowe Price Asset Allocation Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 31.62% and for the year ended December 31, 1995 was 17.62%. The turnover rate for the T. Rowe Price International Equity Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 15.70% and for the year ended December 31, 1995 was 17.11%. The turnover rate for the T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) from May 1, 1994 (commencement of operations) to December 31, 1994 was 163.27% and for the year ended December 31, 1995 was 325.00%. Such turnover rates represent that of the Portfolio as sub-advised by the former Sub-advisor, Scudder, Stevens & Clark, Inc. As of May 1, 1996, the Portfolio has been sub-advised by Rowe Price-Fleming International, Inc., with an anticipated annual rate of turnover not to exceed 350%. The turnover rate for the Founders Capital Appreciation Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 197.93% and for the year ended December 31, 1995 was 68.32%. The turnover rate for the INVESCO Equity Income Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 62.87% and for the year ended December 31, 1995 was 89.48%. The turnover rate for the PIMCO Total Return Bond Portfolio from January 3, 1994 (commencement of operations) to December 31, 1994 was 139.25% and for the year ended December 31, 1995 was 124.41%. The turnover rate for the Berger Capital Growth Portfolio from October 19, 1994 (commencement of operations) to December 31, 1994 was 5.36% and for the year ended December 31, 1995 was 84.21%. The turnover rates from May 2, 1995 (commencement of operations) to December 31, 1995 for the Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio were 3.52%, 2.32% and 204.85%, respectively. Such turnover rate for the Founders Passport Portfolio represents that of the Portfolio as sub-advised by the former Sub-advisor, Seligman Henderson Co. As of October 15, 1996, the Portfolio has been sub-advised by Founders Asset Management, Inc., with an anticipated annual rate of turnover not to exceed 150%. The turnover rate for the AST Putnam International Equity Portfolio's (formerly, the Seligman Henderson International Equity Portfolio) for the years ended December 31, 1994 and 1995 were 48.69% and 58.62%, respectively. Such turnover rates represent that of the Portfolio as sub-advised by the former Sub-advisor, Seligman Henderson Co. As of October 15, 1996, the Portfolio has been sub-advised by Putnam Investment Management, Inc., with an anticipated annual rate of turnover not to exceed 100%. The turnover rate for the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) for the years ended December 31, 1994 and 1995 were 86.50% and 160.94%, respectively. Such turnover rates represent that of the Portfolio as sub-advised by the former Sub-advisor, Phoenix Investment Counsel, Inc. As of October 15, 1996, the Portfolio has been sub-advised by Putnam Investment
Management, Inc., with an anticipated annual rate of turnover not to exceed 200%. The annual rate of turnover for the Robertson Stephens Value + Growth Portfolio, which commenced operations as of May 2, 1996, is not anticipated to exceed 250% under normal market conditions. The annual rates of turnover for the AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio, all of which are first being offered as of the date of this Statement, are not anticipated to exceed 200%, 100%, 150%, 150% and 100%, respectively, under normal market conditions.


MANAGEMENT: The overall management of the business and affairs of the Trust is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust's agreements with the Trust's Investment Manager and the agreements between the Investment Manager and each Sub-advisor, Administrator, Custodian and Transfer and Shareholder Servicing Agent. The day-to-day operations of the Trust are delegated to the Trust's officers subject always to the investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Name, Office and Age                                                     Principal Occupation

Gordon C. Boronow*+                                                      President and Chief Operating Officer:
    Vice President and Trustee (43)                                      American Skandia Life Assurance Corporation

Jan R. Carendi*+                                                         Senior Executive Vice President and
    President, Principal Executive Officer                               Member of Corporate Management Group:
    and Trustee (51)                                                     Skandia Insurance Company Ltd.

David E. A. Carson                                                       President, Chairman and Chief Executive Officer:
    Trustee (62)                                                         People's Bank
                                                                         850 Main Street
                                                                         Bridgeport, Connecticut 06604

Richard G. Davy, Jr.*+                                                   Controller:
    Controller (48)                                                      American Skandia Investment
                                                                         Services, Incorporated


Julian A. Lerner                                                         Semi-retired since 1995; Senior Vice President
     Trustee (72)                                                        and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, TX 75230


Thomas M. Mazzaferro*+                                                   Executive Vice President and
    Treasurer (43)                                                       Chief Financial Officer:
                                                                         American Skandia Life Assurance Corporation


Thomas M. O'Brien                                                        President and Chief Executive Officer:
    Trustee (46)                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001


Mary Ellen O'Leary*                                                      Corporate Counsel:
    Secretary (36)                                                       American Skandia Life Assurance Corporation

M. Priscilla Pannell*+                                                   Assistant Corporate Secretary:
    Assistant Corporate Secretary (62)                                   American Skandia Life Assurance Corporation

F. Don Schwartz                                                          Management Consultant:
    Trustee (61)                                                         1101 Penn Grant Road
                                                                         Lancaster, PA 17602

* Interested person as defined in the Investment Company Act of 1940.


     + Individuals are officers and/or directors of one or more of the following companies: American Skandia Investment Services, Incorporated (the Investment Manager), American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and the immediate parent of each these companies, American Skandia Investment Holding Corporation.


         The  interested  Trustees  and  officers  of the  Trust do not  receive compensation directly from the Trust for serving in such capacities. However, those officers and Trustees of the Trust who are affiliated with the Investment Manager or the Trust's Transfer and Shareholder Servicing Agent and Administrator may receive remuneration indirectly, as such entities will receive fees from the Trust for the services they provide. Each of the other Trustees receives an annual fee paid by the Trust plus expenses for each meeting of the Board and of shareholders which he or she attends. For the year ended December 31, 1995, the Trust paid to its disinterested Trustees fees and expenses for all meetings of the Board and any committee meetings attended in the aggregate amount of $69,958.

         Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

MANAGEMENT OF THE TRUST:

         Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements"). The Investment Manager furnishes each Portfolio with investment advice and certain administrative services with respect to the applicable Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted below to conduct the investment programs of each Portfolio. Under the terms of the Management Agreements, the Investment Manager furnishes, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between the Investment Manager and each Sub-advisor. Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio and Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management Agreements, the Investment Manager is permitted to render services to others. The Management Agreements provide that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.




     The Investment Manager has agreed by the terms of the Management Agreements for certain Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:




         Lord Abbett Growth and Income Portfolio:  1.25%


         JanCap Growth Portfolio: 1.35%. Commencing September 4, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.33% for the JanCap Growth Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.





         AST Money Market Portfolio: .65%. The Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of .60% for the AST Money Market Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.


         Federated Utility Income Portfolio:  1.25%

         Federated High Yield Portfolio:  1.15%


         T. Rowe Price Asset Allocation Portfolio:  1.25%

         T. Rowe Price International Equity Portfolio: 1.75%. Commencing May 1, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.71% for the T. Rowe Price International Equity Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         T. Rowe Price Natural Resources Portfolio:  1.35%

         T. Rowe Price International Bond Portfolio:  1.75%


         Founders Capital Appreciation Portfolio:  1.30%


         Founders Passport Portfolio:  1.75%


         INVESCO Equity Income Portfolio:  1.20%

         PIMCO Total Return Bond Portfolio:  1.05%

         PIMCO Limited Maturity Bond Portfolio:  1.05%

         Berger Capital Growth Portfolio:  1.25%

         Robertson Stephens Value + Growth Portfolio:  1.45%




         AST Putnam International Equity Portfolio: Under the terms of the Management Agreement for the AST Putnam International Equity Portfolio, if for any fiscal year the total of all ordinary business expenses of the Portfolio, excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation ("Portfolio Expenses"), exceed (i) 1.75% on the first $100 million of the Portfolio's average daily net assets, and (ii) 1.50% with respect to the Portfolio's average daily net assets over $100 million, the Investment Manager agrees, if required to do so pursuant to applicable statute or regulatory authority, to pay the Portfolio such excess expenses no later than the last day of the first month of the next succeeding fiscal year; provided that, in the event the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Portfolio are offered for sale is at any time established at a limit higher than 1.75% or no limit at all, with respect to the Portfolio's average daily net assets over $100 million, the Investment Manager agrees to reimburse the Portfolio, from that point forward, for Portfolio Expenses in excess of 1.75% on all of the average daily net assets of the Portfolio. Currently, the most restrictive of such expense limitations would require the Investment Manager to reimburse the Portfolio for Portfolio Expenses in excess of 2.5% of the first $30 million of the Portfolio's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Portfolio's average daily net assets over $100 million.

         AST Putnam Balanced Portfolio: 1.25%



     The Investment Manager has also voluntarily agreed to reimburse the other Portfolios of the Trust for an fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:


          AST Janus Overseas Growth Portfolio:  1.75%


          T. Rowe Price Small Company Value Portfolio:  1.30%

          Twentieth Century International Growth Portfolio:  1.75%


          Twentieth Century Strategic Balanced Portfolio:  1.25%


          AST Putnam Value Growth & Income Portfolio:  1.25%

     The Investment Manager may terminate the above voluntary agreements at any time. Voluntary payments of Portfolio expenses by the Investment Manager may be subject to reimbursement by the Portfolio within the two year period following such payment to the extent permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.



         Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by the Investment Manager, or by holders of a majority of the applicable Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         The Administrator and Transfer and Shareholder Servicing Agent: PFPC Inc., a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., 103 Bellevue Parkway, Wilmington, Delaware 19809, currently serves as the Trust's Administrator and as the Trust's Transfer and Shareholder Servicing Agent.

         The Administration and Accounting Services Agreement: Under a Trust Accounting and Administration Agreement (the "Administration Agreement") dated May 1, 1992, PFPC Inc. (the "Administrator") provides certain fund accounting and administrative services to the Trust, as described in the Prospectus.

         Pursuant to the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator's duties hereunder) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner employee or agent or one under the control or direction of the Administrator even though paid by them.

         Compensation for the services and facilities provided by the Administrator under the Administration Agreement includes the Administrator's out-of pocket expenses. "Out-of-pocket" expenses of the Administrator include, but are not limited to: postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust).


         For the period from January 1, 1995 to December 31, 1995, the Trust paid its current Administrator $2,080,598. For the period from January 1, 1994 to December 31, 1994, the Trust paid its current Administrator $1,192,633. For the period from January 1, 1993 to December 31, 1993, the Trust paid its current Administrator $310,660 for administrative services rendered.


         The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days' notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under this Agreement.


     BROKERAGE ALLOCATION: Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Portfolio, as well as the recommendations of the Investment Manager, as factors in the selection of brokers to execute portfolio transactions for a Portfolio, subject to the requirements of best net price and most favorable execution.


         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.


         In  selecting a broker to execute  each  particular  transaction,  each
Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to a Portfolio. For the years ended December 31, 1993, 1994 and 1995, aggregate brokerage commissions of $928,123, $2,244,147, and $3,220,077, respectively, were paid in relation to brokerage transactions for the Trust. Less than 1% of the Trust's aggregate brokerage commissions were paid to affiliates of Sub-advisors for the year ended December 31, 1995.


ALLOCATION OF INVESTMENTS: The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust's Portfolios. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust
Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

REGULATORY MATTERS: The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

         (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts);

         (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise;

         (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

         (iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

         Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.


     COMPUTATION OF NET ASSET VALUES: The Trust determines the net asset values of a Portfolio's shares at the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time, on each day that the Exchange is open for business and on such other days as there is sufficient trading in such Portfolio's securities to affect materially its net asset value per share except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


         All  Portfolios  with the exception of the AST Money Market  Portfolio:
The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by the Board of Trustees. Short-term obligations with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis on the value on such date unless the Trustees determine that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         For purposes of determining the net asset value per share of each Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio: For the AST Money Market Portfolio, all securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or realizing gains or losses.

PURCHASE AND REDEMPTION OF SHARES: A complete description of the manner by which the Trust's shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

TAX MATTERS: A description of some of the tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. The discussion in the Prospectus is not intended as a substitute for careful tax planning.



     UNDERWRITER: The Trust is presently used for funding variable annuities, and may also be used for funding variable life insurance. Pursuant to an exemptive order of the Securities and Exchange Commission, the Trust may also sell its shares directly to qualified plans. If the Trust does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation. As of the date of this Statement, ASM, Inc. has not received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.





PERFORMANCE: The Prospectus contains a brief description of how performance is calculated. Quotations of average annual return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The total return of each Portfolio, computed as of June 30, 1996, is shown in the table below:


Total Return
                                              Date Available      One Year        Three Years     Five Years    Since
                                              for Sale                                                          Inception
--------------------------------------------- ------------------- --------------- --------------- ------------- ------------
Seligman Henderson Int'l Equity Portfolio(1)  05/17/89            17.56%          12.26%          10.00%        11.14%
Seligman Henderson Int'l Small Cap
Portfolio(2)                                  05/02/95            16.46%          N/A             N/A           15.61%
Lord Abbett Growth and Income Portfolio       05/01/92            17.43%          14.25%          N/A           13.71%
JanCap Growth Portfolio                       11/06/92            31.33%          16.60%          N/A           17.39%
Federated Utility Income Portfolio            05/04/93            18.62%           8.44%          N/A            9.20%
Federated High Yield Portfolio                01/04/94            11.06%          N/A             N/A            7.48%
AST Phoenix Balanced Asset Portfolio(3)       05/04/93            16.17%           9.76%          N/A            9.75%
T. Rowe Price Asset Allocation Portfolio      01/04/94            12.52%          N/A             N/A           10.37%
T. Rowe Price International Equity Portfolio  01/04/94            15.98%          N/A             N/A            6.19%
T. Rowe Price Natural Resources Portfolio     05/02/95            27.54%          N/A             N/A           24.12%
T. Rowe Price International Bond Portfolio(4) 05/03/94             3.98%          N/A             N/A            3.07%
Founders Capital Appreciation Portfolio       01/04/94            30.63%          N/A             N/A           22.91%
INVESCO Equity Income Portfolio               01/04/94            20.22%          N/A             N/A           13.06%
PIMCO Total Return Bond Portfolio             01/04/94             5.36%          N/A             N/A            5.18%
PIMCO Limited Maturity Bond Portfolio         05/02/95             4.23%          N/A             N/A            4.06%
Berger Capital Growth Portfolio               10/20/94            26.74%          N/A             N/A           21.70%


     (1) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam International Equity Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

     (2) As of October 15, 1996, Founders Asset Management, Inc. has served as Sub-advisor to the Portfolio, now named the Founders Passport Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Seligman Henderson Co., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

     (3) As of October 15, 1996, Putnam Investment Management, Inc. has served as Sub-advisor to the Portfolio, now named the AST Putnam Balanced Portfolio. The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor, Phoenix Investment Counsel, Inc., computed as of June 30, 1996. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

     (4) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio (formerly, the AST Scudder International Bond Portfolio). As of May 1, 1996, Rowe Price-Fleming International, Inc. has served as Sub-advisor to the Portfolio. The performance information provided in the above chart, computed for the period May 3, 1994 (commencement of operations) to May 1, 1996, reflects that of the Portfolio as sub-advised by Scudder, Stevens & Clark, Inc. Such performance information is historical and is not intended to indicate future performance of the Portfolio.


         Quotations of a Portfolio's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum net asset value per share on the last day of the period

         The AST Money Market Portfolio yield refers to the income generated by an investment in the Portfolio over a seven-day period expressed as an annual percentage rate. Such Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. The effective yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.


         The current yield and effective yield calculations for shares of the AST Money Market Portfolio are illustrated for the seven-day period ended June 30, 1996:




            Current Yield              Effective Yield
               4.84%                          4.96%


         Such Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio assuming dividend distributions are reinvested. A cumulative total return reflects the hypothetical annual compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's performance, investors should recognize that they are not the same as actual year-by-year results.

OTHER INFORMATION:


     Principal Holders: As of December 1, 1996, the amount of shares of the Trust owned by the ten persons who were officers and directors at that time,and are expected to be officers and directors as of the date of this Statement, and who are shown as such in the section of this Statement entitled "Management," was less than one percent of the shares.


         The Participating Insurance Companies and Qualified Plans are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.


         Reports to Holders: Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies and Qualified Plans for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies or Qualified Plans, as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Participants in Qualified Plans will receive from trustees of the Qualified Plans, or directly from the Trust as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

     FINANCIAL STATEMENTS: Included in this Statement of Additional Information are Audited Financial Statements for the Trust for the year ended December 31, 1995 and Unaudited Financial Statements for the Trust for the period ended June 30, 1996. To the extent and only to the extent that any statement in a document incorporated by reference into this Statement is modified or superseded by a statement in this Statement or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement.


        You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is
(203) 926-1888.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
American Skandia Trust:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Henderson International Equity Portfolio (formerly Henderson International Equity Portfolio) of American Skandia Trust (the "Trust") as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. We also have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Phoenix Balanced Asset Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, AST Scudder International Bond Portfolio, Berger Capital Growth Portfolio, Seligman Henderson International Small Cap Portfolio,
T. Rowe Price Natural Resources Portfolio, and PIMCO Limited Maturity Bond Portfolio of the Trust as of December 31, 1995, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. We also have audited the accompanying statements of assets and liabilities of AST Phoenix Capital Growth Portfolio and Eagle Growth Equity Portfolio of the Trust as of December 31, 1995, the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Seligman Henderson International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Phoenix Balanced Asset Portfolio, Federated High Yield Portfolio, AST Phoenix Capital Growth Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, Eagle Growth Equity Portfolio, AST Scudder International Bond Portfolio, Berger Capital Growth Portfolio, Seligman Henderson International Small Cap Portfolio,
T. Rowe Price Natural Resources Portfolio, and PIMCO Limited Maturity Bond Portfolio of American Skandia Trust as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 1996 (April 16, 1996 with respect to Note 7)

 AMERICAN SKANDIA TRUST

SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------   -------------
FOREIGN STOCKS -- 89.0%
AUSTRALIA -- 3.0%
    Broken Hill Proprietary Co.
      LTD. .........................   292,705   $   4,137,635
    MIM Holdings LTD. .............. 1,177,791       1,629,857
    News Corp. .....................   400,901       2,141,559
                                                  ------------
                                                     7,909,051
                                                  ------------
DENMARK -- 1.2%
    Teledanmark Cl-B................    60,264       3,288,133
                                                  ------------
FRANCE -- 9.6%
    AXA SA..........................    55,766       3,757,586
    Carrefour Supermarch SA.........     5,410       3,281,901
    Cie Generale des Eaux...........    39,156       3,908,804
    Lafarge -- Coppee SA............    54,934       3,538,882
    Roussel Uclaf...................    22,299       3,779,106
    Societe Generale................    33,372       4,122,524
    Societe Nationale Elf
      Aquitaine.....................    47,046       3,465,890
                                                  ------------
                                                    25,854,693
                                                  ------------
GERMANY -- 5.5%
    Adidas..........................    36,823       1,943,593
    Bayer AG........................    13,551       3,597,979
    Deutsche Bank AG................    64,218       3,049,258
    Karstadt AG.....................     6,630       2,718,198
    Lufthansa.......................    24,218       3,351,885
                                                  ------------
                                                    14,660,913
                                                  ------------
HONG KONG -- 2.7%
    Hong Kong Telecommunications
      LTD........................... 1,877,600       3,350,949
    Swire Pacific LTD. Cl-A.........   505,000       3,918,576
                                                  ------------
                                                     7,269,525
                                                  ------------
INDONESIA -- 1.1%
    Gadjah Tungal................... 5,073,000       2,828,192
                                                  ------------
ITALY -- 2.2%
    Assicurazione Generali..........   146,373       3,542,991
    Olivetti & Co. SPA Cl-C......... 2,851,074       2,284,808
                                                  ------------
                                                     5,827,799
                                                  ------------
JAPAN -- 27.0%
    Aoyama Trading Co. LTD. ........    37,500       1,197,735
    CSK Corp. ......................   117,000       3,657,666
    Denny's Japan Co. LTD. .........    38,000       1,268,873
    East Japan Railway Co. .........     1,416       6,879,907
    Joshin Demki....................    88,000       1,149,826
    Kao Corp. ......................   169,000       2,093,690
    Mitsui Marine & Fire
      Insurance.....................   542,000       3,860,937
    Mitsui O.S.K. Lines*............ 1,234,000       3,953,291
    Mitsubishi Materials Corp. .....   716,000       3,707,511
    Nippon Telegraph & Telephone
      Corp. ........................       855       6,909,843
    Nippon TV Network...............     8,410       2,246,574

                                      SHARES         VALUE
                                     ---------   -------------
    Nomura Securities Co. LTD. .....   186,000   $   4,050,523
    Pioneer Electronic Corp. .......   426,000       7,792,683
    Sumitomo Metal Industries*...... 1,183,000       3,583,808
    Sumitomo Sitix Corp. ...........    63,000       1,146,341
    Sumitomo Trust & Banking........   266,000       3,758,808
    Tokyo Steel Manufacturing.......    51,000         937,863
    Toshiba Corp. ..................   959,000       7,509,011
    Toyo Ink Manufacturing..........   194,000         957,607
    Tsutsumi Jewelry Co. LTD. ......    21,000       1,050,813
    Yamaha Corp. ...................   255,000       4,590,592
                                                  ------------
                                                    72,303,902
                                                  ------------
MALAYSIA -- 1.5%
    Malayan Banking BHD.............   246,500       2,077,302
    Proton Perusahaan Otomobil......   550,000       1,938,450
                                                  ------------
                                                     4,015,752
                                                  ------------
MEXICO -- 0.1%
    Grupo Financiero Banamex Cl-B...   225,000         375,195
                                                  ------------
NETHERLANDS -- 2.8%
    Elsevier NV.....................   279,625       3,729,030
    ING Groep NV....................    57,857       3,865,065
                                                  ------------
                                                     7,594,095
                                                  ------------
NORWAY -- 1.7%
    Kvaerner AS Cl-B................    47,276       1,583,836
    Norsk Hydro AS..................    68,195       2,866,604
                                                  ------------
                                                     4,450,440
                                                  ------------
SINGAPORE -- 3.1%
    Jurong Shipyard.................   596,000       4,593,693
    United Overseas Bank LTD. ......   394,860       3,797,268
                                                  ------------
                                                     8,390,961
                                                  ------------
SPAIN -- 2.8%
    Banco de Santander SA...........    76,573       3,858,747
    Iberdrola SA....................   208,362       1,913,792
    Uralita SA......................   179,327       1,632,269
                                                  ------------
                                                     7,404,808
                                                  ------------
SWEDEN -- 2.5%
    Ericsson, (L.M.) Telephone Co.
      Cl-B..........................   182,390       3,568,470
    Stora Kopparbergs Bergslags
      Cl-B..........................   257,111       3,076,277
                                                  ------------
                                                     6,644,747
                                                  ------------
SWITZERLAND -- 5.6%
    Brown Boveri AG-Bearer..........     3,341       3,881,852
    Nestle SA.......................     3,270       3,617,896
    Roche Holding AG-Genussshein....       481       3,805,710
    Zuerich Versicherung-Bearer.....    12,501       3,707,051
                                                  ------------
                                                    15,012,509
                                                  ------------

AMERICAN SKANDIA TRUST

SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------   -------------
THAILAND -- 1.9%
    Siam Cement Co. LTD.............    52,000   $   2,881,778
    Siam Commercial Bank............   168,000       2,214,212
                                                  ------------
                                                     5,095,990
                                                  ------------
UNITED KINGDOM -- 14.7%
    BAT Industries PLC..............   410,000       3,613,078
    British Petroleum Co. PLC.......   333,500       2,791,337
    Caradon PLC.....................   620,000       1,882,201
    Central European Growth
      Fund***....................... 1,680,000       1,023,945
    Central European Growth Fund
      (Warrants)*...................   258,000          24,038
    Farnell Electronics PLC.........   240,000       2,679,586
    FKI Babcock PLC.................   962,500       2,466,109
    Granada Group PLC...............   362,000       3,625,734
    Rentikil Group PLC..............   381,800       1,986,133
    Reuters Holdings PLC............   343,600       3,147,986
    Royal Bank of Scotland PLC......   310,000       2,820,895
    Siebe PLC.......................   225,000       2,774,154
    Tesco PLC.......................   781,500       3,604,235
    Unilever PLC....................   178,000       3,656,853
    WPP Group Ord. PLC.............. 1,350,000       3,437,995
                                                  ------------
                                                    39,534,279
                                                  ------------
TOTAL FOREIGN STOCKS
  (COST $220,036,687)...............               238,460,984
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 1.1%
DIVERSIFIED -- 0.5%
    Grupo Carso SA*.................   110,000       1,221,000
                                                  ------------
MISCELLANEOUS -- 0.6%
    Sociedad Anoni..................    80,000       1,730,000
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $3,435,327).................                 2,951,000
                                                  ------------
GLOBAL DEPOSITORY RECEIPTS -- 1.9%
DIVERSIFIED -- 0.9%
    Hindalco Industries.............    75,000       2,540,250
                                                  ------------
ELECTRONICS -- 1.0%
    Samsung Electronics Co.*........    43,000       2,547,750
                                                  ------------
TOTAL GLOBAL DEPOSITORY RECEIPTS
  (COST $4,105,665).................                 5,088,000
                                                  ------------

                                          PAR
                              MATURITY   (000)       VALUE
                              ---------  ------   ------------
SOVEREIGN ISSUES -- 1.3%
ELECTRICAL-EQUIPMENT -- 0.6%
    Teco Electric & Machine
      Corp.
      2.75%.................  04/15/04   $2,000   $  1,567,500
INDUSTRIAL -- 0.7%
    Gujarat Ambuja Cement
      3.50%.................  06/30/99    1,450      1,950,250
TOTAL SOVEREIGN ISSUES
  (COST $3,582,659)....................              3,517,750
TOTAL INVESTMENTS
  (COST $231,160,338**) -- 93.3%.......            250,017,734
OTHER ASSETS LESS
  LIABILITIES -- 6.7%..................             18,038,094
NET ASSETS -- 100.0%...................           $268,055,828
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.................           $ 29,767,682
    Gross depreciation.................            (11,120,367)
    Net appreciation...................           $ 18,647,315

Foreign currency exchange contracts outstanding at December 31, 1995:

                   PRINCIPAL
                    AMOUNT
                    COVERED        EXPIRATION      UNREALIZED
TYPE              BY CONTRACT        MONTH        APPRECIATION
----------------------------------------------------------
Buy      ESP        64,462,119        01/96         $  1,755
Sell     JPN     3,330,855,000        02/96          543,751
                                                    --------
                                                    $545,506
                                                    ========
COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
ESP - Spain/Spanish Peseta
JPN - Japan/Japanese Yen

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

  * Non-income producing securities.
 ** Cost for Federal income tax purposes was $231,370,419.
*** Closed-end fund.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

LORD ABBETT GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 63.9%
AEROSPACE -- 1.3%
    Boeing Co. ....................     30,000    $  2,351,250
    Rockwell International
      Corp. .......................     25,000       1,321,875
                                                  ------------
                                                     3,673,125
                                                  ------------
AUTOMOBILES -- 1.6%
    General Motors Corp. ..........     90,000       4,758,750
                                                  ------------
BANKING -- 4.4%
    BankAmerica Corp. .............     70,000       4,532,500
    Chemical Banking Corp. ........     80,000       4,700,000
    Comerica, Inc. ................     90,000       3,611,250
                                                  ------------
                                                    12,843,750
                                                  ------------
BUSINESS SUPPLIES -- 1.1%
    Snap-On, Inc. .................     70,000       3,167,500
                                                  ------------
CHEMICALS -- 3.0%
    Dow Chemical Co. ..............     30,000       2,111,250
    James River Corp. .............    180,000       4,342,500
    M.A. Hanna Co. ................     80,000       2,240,000
                                                  ------------
                                                     8,693,750
                                                  ------------
COMMUNICATIONS -- 0.9%
    Harris Corp. ..................     50,000       2,731,250
                                                  ------------
COMPUTERS -- 0.9%
    EMC Corp.*.....................    170,000       2,613,750
                                                  ------------
DIVERSIFIED -- 1.4%
    Crane Co. .....................     35,000       1,290,625
    National Services Industries,
      Inc. ........................     90,000       2,913,750
                                                  ------------
                                                     4,204,375
                                                  ------------
DRUGS -- 0.9%
    Merck & Co., Inc. .............     40,000       2,630,000
                                                  ------------
ELECTRONICS -- 4.4%
    AMP, Inc. .....................    100,000       3,837,500
    Emerson Electric Co. ..........     60,000       4,905,000
    Hewlett-Packard Co. ...........     35,000       2,931,250
    Seagate Technology, Inc.*......     25,000       1,187,500
                                                  ------------
                                                    12,861,250
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Bank of Boston Corp. ..........     60,000       2,775,000
                                                  ------------
FINANCIAL SERVICES -- 1.9%
    H. F. Ahmanson Co. ............    100,000       2,650,000
    H&R Block, Inc. ...............     70,000       2,835,000
                                                  ------------
                                                     5,485,000
                                                  ------------
FOODS & BEVERAGES -- 4.8%
    Conagra, Inc. .................    100,000       4,125,000
    Dean Foods Co. ................     35,700         981,750

                                      SHARES         VALUE
                                     ---------    ------------
    Hershey Foods Corp. ...........     55,000    $  3,575,000
    Sara Lee Corp. ................     50,000       1,593,750
    Supervalu, Inc. ...............    110,000       3,465,000
                                                  ------------
                                                    13,740,500
                                                  ------------
FOOD PROCESSING -- 0.7%
    Pioneer Hi-Bred
      International................     35,000       1,946,875
                                                  ------------
FOREST PRODUCTS -- 0.8%
    Westvaco Corp. ................     80,000       2,220,000
                                                  ------------
HEALTHCARE -- 1.7%
    Malincrodt Group, Inc. ........    135,000       4,910,625
                                                  ------------
HOSPITAL MANAGEMENT -- 0.7%
    Baxter International, Inc. ....     45,000       1,884,375
                                                  ------------
INSURANCE -- 5.1%
    Aetna Life & Casualty Co. .....     70,000       4,847,500
    CHUBB Corp. ...................     45,000       4,353,750
    Lincoln National Corp. ........     30,000       1,612,500
    Transamerica Corp. ............     55,000       4,008,125
                                                  ------------
                                                    14,821,875
                                                  ------------
MACHINERY & HEAVY EQUIPMENT -- 0.8%
    Goulds Pumps, Inc. ............     90,000       2,250,000
                                                  ------------
NATURAL GAS -- 1.3%
    Sonat, Inc. ...................    105,000       3,740,625
                                                  ------------
OFFICE EQUIPMENT -- 0.8%
    Moore Corp. LTD. ..............    125,000       2,328,125
                                                  ------------
OIL & GAS -- 2.3%
    Chevron Corp. .................     70,000       3,675,000
    Coastal Corp. .................     80,000       2,980,000
                                                  ------------
                                                     6,655,000
                                                  ------------
OIL & GAS-EQUIPMENT & SERVICES -- 0.3%
    Schlumberger LTD. .............     13,700         948,725
                                                  ------------
PAPER & PAPER PRODUCTS -- 1.0%
    Kimberly-Clark Corp. ..........     35,100       2,904,525
                                                  ------------
PHARMACEUTICALS -- 1.2%
    Warner Lambert Co. ............     35,000       3,399,375
                                                  ------------
PHOTOGRAPHY -- 0.5%
    Perkin Elmer Corp. ............     35,000       1,321,250
                                                  ------------
PRINTING & PUBLISHING -- 1.5%
    Deluxe Corp. ..................     80,000       2,320,000
    R.R. Donnelley & Sons Co. .....     50,000       1,968,750
                                                  ------------
                                                     4,288,750
                                                  ------------
RESTAURANTS -- 0.9%
    Brinker International, Inc.*...    180,000       2,722,500
                                                  ------------

AMERICAN SKANDIA TRUST

LORD ABBETT GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
RETAIL-MERCHANDISING -- 2.1%
    May Department Stores Co. .....     70,000    $  2,957,500
    Sears Roebuck & Co. ...........     80,000       3,120,000
                                                  ------------
                                                     6,077,500
                                                  ------------
RUBBER & PLASTIC -- 0.2%
    Standard Products Co. .........     34,100         601,013
                                                  ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.2%
    Great Western Financial
      Corp. .......................    140,000       3,570,000
                                                  ------------
TELECOMMUNICATIONS -- 3.0%
    AT&T Corp. ....................     80,000       5,180,000
    MCI Communications Corp. ......    130,000       3,396,250
                                                  ------------
                                                     8,576,250
                                                  ------------
TEXTILES -- 1.3%
    VF Corp. ......................     45,000       2,373,750
    Warnaco Group, Inc. Cl-A.......     50,000       1,250,000
                                                  ------------
                                                     3,623,750
                                                  ------------
UTILITIES-ELECTRIC -- 3.1%
    Detroit Edison Co. ............    100,000       3,450,000
    Ohio Edison Co. ...............    170,000       3,995,000
    Public Service Co. of
      Colorado.....................     45,000       1,591,875
                                                  ------------
                                                     9,036,875
                                                  ------------
UTILITIES-GAS -- 3.0%
    Cinergy Corp. .................    160,000       4,900,000
    Consolidated Natural Gas
      Co. .........................     80,000       3,630,000
                                                  ------------
                                                     8,530,000
                                                  ------------
WASTE MANAGEMENT -- 2.8%
    Browning-Ferris Industries,
      Inc. ........................    150,000       4,425,000
    WMX Technologies, Inc. ........    120,000       3,585,000
                                                  ------------
                                                     8,010,000
                                                  ------------
TOTAL COMMON STOCK
  (COST $162,644,061)..............                184,546,013
                                                  ------------
PREFERRED STOCK -- 4.4%
FINANCE -- 1.2%
    St. Paul's Capital,
      Convertible Cl-C
      6.00%........................     60,000       3,375,000
                                                  ------------
METALS & MINING -- 0.5%
    Cyprus Amax Minerals,
      Convertible $4.00............     25,000       1,484,375
                                                  ------------
OIL & GAS -- 0.8%
    Atlantic Richfield Co. $2.23...    105,000       2,467,500
                                                  ------------

                                      SHARES         VALUE
                                     ---------    ------------
PACKAGING & PAPER PRODUCTS -- 1.9%
    International Paper Co.,
      Convertible
      5.25%........................     55,000    $  2,512,125
    Sonoco Products Co.,
      Convertible $2.25............     50,000       2,856,250
                                                  ------------
                                                     5,368,375
                                                  ------------
TOTAL PREFERRED STOCK
  (COST $12,777,635)...............                 12,695,250
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 3.3%
AIRLINES -- 0.8%
    British Airways PLC............     30,000       2,182,500
                                                  ------------
HEALTH -- 1.2%
    Smithkline Beecham PLC
      (Unit).......................     65,000       3,607,500
                                                  ------------
OIL -- 1.3%
    Total Petroleum................    110,000       3,740,000
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $7,338,946)................                  9,530,000
                                                  ------------
SHORT TERM INVESTMENTS -- 5.8%
    Temporary Investment
      Cash Fund....................  8,382,244       8,382,244
    Temporary Investment Fund......  8,382,244       8,382,244
                                                  ------------
      (COST $16,764,488)...........                 16,764,488
                                                  ------------
TOTAL INVESTMENTS
  (COST $199,525,130**) -- 77.4%...                223,535,751
OTHER ASSETS LESS
  LIABILITIES -- 22.6%.............                 65,213,522
                                                  ------------
NET ASSETS -- 100.0%...............               $288,749,273
                                                  ============
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation........................     $26,543,215
    Gross depreciation........................      (2,559,577)
                                                    ----------
    Net appreciation..........................     $23,983,638
                                                    ----------
                                                    ----------

--------------------------------------------------------------------------------

 * Non-income producing securities.
** Cost for Federal income tax purposes was $199,552,113.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

JANCAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
COMMON STOCK -- 84.8%
AEROSPACE-DEFENSE -- 2.4%
    Lockheed Martin Corp. ...........    112,550  $  8,891,450
    McDonnell Douglas Corp. .........     16,250     1,495,000
                                                  ------------
                                                    10,386,450
                                                  ------------
BANKING -- 10.3%
    Chemical Banking Corp. ..........    281,450    16,535,188
    Citicorp.........................    231,545    15,571,401
    First Bank System, Inc. .........     82,375     4,087,859
    First Chicago NBD Corp. .........     46,075     1,819,963
    First Interstate Bancorp.........     45,275     6,180,038
                                                  ------------
                                                    44,194,449
                                                  ------------
BEVERAGES & BOTTLING -- 6.1%
    Coca-Cola Co. ...................    148,600    11,033,550
    Coca-Cola Enterprises, Inc. .....    151,850     4,061,988
    Pepsico, Inc. ...................    204,475    11,425,041
                                                  ------------
                                                    26,520,579
                                                  ------------
BIOPHARMACEUTICALS -- 3.1%
    Amgen, Inc. .....................    225,025    13,360,859
                                                  ------------
BROADCASTING -- 0.1%
    Infinity Broadcasting Corp.
      Cl-A*..........................     11,475       427,444
                                                  ------------
CHEMICALS -- 4.2%
    Cytec Industries, Inc. ..........     88,525     5,521,747
    Hercules, Inc. ..................     67,700     3,816,588
    Monsanto Co. ....................     70,200     8,599,500
                                                  ------------
                                                    17,937,835
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 5.8%
    Cisco Systems, Inc.*.............    170,125    12,695,578
    First Data Corp. ................    182,500    12,204,688
                                                  ------------
                                                    24,900,266
                                                  ------------
COMPUTERS -- 4.1%
    Sun Microsystems, Inc.*..........    384,600    17,547,375
                                                  ------------
CONSUMER GOODS & SERVICES -- 2.6%
    Coleman Co., Inc.*...............     75,875     2,665,109
    CUC International, Inc. .........    135,450     4,622,231
    Lowe's Companies, Inc. ..........    114,625     3,839,938
                                                  ------------
                                                    11,127,278
                                                  ------------
CONSUMER PRODUCTS -- 0.5%
    General Electric Co. ............     28,700     2,066,400
                                                  ------------
ELECTRICAL EQUIPMENT -- 0.8%
    Duracell International, Inc. ....     69,000     3,570,750
                                                  ------------
ELECTRONICS -- 4.8%
    Altera Corp. ....................    163,825     8,150,294
    Diebold, Inc. ...................     49,100     2,718,913
    Lexmark International Group, Inc.
      Cl-A...........................    400,000     7,300,000
    National Semiconductor Corp.*....    118,725     2,641,631
                                                  ------------
                                                    20,810,838
                                                  ------------

                                        SHARES       VALUE
                                      ----------  ------------
ENTERTAINMENT -- 2.4%
    Walt Disney Co. .................    177,725  $ 10,485,775
                                                  ------------
FINANCIAL SERVICES -- 8.5%
    Charles Schwab Corp. (New).......    182,700     3,676,838
    Federal Home Loan Mortgage
      Association....................     10,175       849,613
    Federal National Mortgage
      Association....................     90,215    11,197,937
    Merrill Lynch & Co., Inc. .......    316,875    16,160,625
    Morgan Stanley Group, Inc. ......     58,225     4,694,391
                                                  ------------
                                                    36,579,404
                                                  ------------
FOOD PROCESSING -- 0.3%
    Pioneer Hi-Bred International....     23,000     1,279,375
                                                  ------------
FOREST PRODUCTS -- 0.8%
    Georgia Pacific Corp. ...........     11,750       806,344
    Willamette Industries, Inc. .....     50,300     2,829,375
                                                  ------------
                                                     3,635,719
                                                  ------------
HOME BUILDER -- 0.3%
    D.R. Horton, Inc.*...............    107,625     1,264,594
                                                  ------------
HOTELS & MOTELS -- 1.2%
    Hospitality Franchise Systems,
      Inc. ..........................     65,625     5,364,844
                                                  ------------
MACHINERY & HEAVY EQUIPMENT -- 0.6%
    Caterpillar, Inc. ...............     46,525     2,733,344
                                                  ------------
MEDICAL & MEDICAL SERVICES -- 1.2%
    Medtronic, Inc. .................     36,450     2,036,644
    Oxford Health Plans, Inc. .......     39,100     2,888,513
                                                  ------------
                                                     4,925,157
                                                  ------------
METALS & STEELS -- 1.7%
    Phelps Dodge Corp. ..............    118,900     7,401,525
                                                  ------------
PHARMACEUTICALS -- 7.2%
    Bristol-Meyers Squibb Co. .......     49,700     4,267,988
    Merck & Co., Inc. ...............    168,275    11,064,081
    Pfizer, Inc. ....................    180,750    11,387,250
    Warner Lambert Co. ..............     46,175     4,484,747
                                                  ------------
                                                    31,204,066
                                                  ------------
PRINTING & PUBLISHING -- 1.1%
    Gartner Group, Inc. Cl-A.........    100,000     4,787,500
                                                  ------------
RESTAURANTS -- 3.8%
    Boston Chicken, Inc. ............    122,175     3,924,872
    McDonald's Corp. ................    274,625    12,392,453
                                                  ------------
                                                    16,317,325
                                                  ------------
RETAIL-SPECIALTY -- 0.7%
    Nike, Inc. ......................     44,100     3,070,463
                                                  ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.4%
    Fidelity Federal Bank FSB........  2,682,439     5,869,177
                                                  ------------

AMERICAN SKANDIA TRUST

JANCAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
TELECOMMUNICATIONS -- 5.1%
    Ascend Communications, Inc.*.....    102,350  $  8,303,144
    Premisys Communications, Inc. ...     20,000     1,120,000
    Sprint Corp. ....................    103,700     4,135,038
    Tele-Communications
      International, Inc.*...........     78,600     1,788,150
    US Robotics, Inc. ...............     75,975     6,666,806
                                                  ------------
                                                    22,013,138
                                                  ------------
TRANSPORTATION -- 3.7%
    AMR Corp. .......................    134,100     9,956,925
    Delta Air Lines, Inc. ...........     48,525     3,584,784
    UAL Corp. .......................     13,550     2,418,675
                                                  ------------
                                                    15,960,384
                                                  ------------
TOTAL COMMON STOCK
  (COST $301,903,995)................              365,742,313
                                                  ------------
PREFERRED STOCK -- 0.7%
FINANCIAL SERVICES
    American Express Convertible
      6.25%
        (COST $2,780,360)............     56,000     3,108,000
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 2.4%
FINANCIAL SERVICES -- 0.3%
    Reuters Holdings PLC.............     22,725     1,252,716
                                                  ------------
HEALTH -- 0.5%
    Smithkline Beecham PLC (Unit)....     43,300     2,403,150
                                                  ------------
RETAIL -- 1.6%
    Fila Holding SPA.................    148,075     6,737,413
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $8,536,059)..................               10,393,279
                                                  ------------
FOREIGN STOCKS -- 6.8%
COMPUTERS -- 2.8%
    Sap AG Vorzug -- (DEM)...........     77,810    11,816,352
                                                  ------------
PHARMACEUTICALS -- 4.0%
    Roche Holding AG-
      Genussshein -- (SW)............      2,187    17,303,711
                                                  ------------
TOTAL FOREIGN STOCKS
  (COST $22,958,932).................               29,120,063
                                                  ------------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 0.0%
    Temporary Investment Cash Fund...      9,686         9,686
    Temporary Investment Fund........      9,685         9,685
                                                  ------------
      (COST $19,371).................                   19,371
                                                  ------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 6.0%
    Ford Motor Credit Co.
      5.75%................  01/02/96   $15,800   $ 15,797,476
    General Electric
      Capital Corp.
      5.95%................  01/04/96    10,000      9,995,042
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $25,792,518).......                         25,792,518
                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
    Federal Home Loan Bank
      5.66%
      (COST $9,976,417)....  01/16/96    10,000      9,976,417
                                                   -----------
TOTAL INVESTMENTS
  (COST $371,967,652**) -- 103.0%.....             444,151,961
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.0%)..............             (12,831,188)
                                                   -----------
NET ASSETS -- 100.0%..................            $431,320,773
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation................             $75,256,541
    Gross depreciation................              (3,077,801)
                                                    ----------
    Net appreciation..................             $72,178,740
                                                    ----------
                                                    ----------
Foreign currency exchange contracts outstanding at December
  31, 1995:

                  PRINCIPAL
                   AMOUNT                         UNREALIZED
                   COVERED       EXPIRATION      APPRECIATION
TYPE             BY CONTRACT       MONTH        (DEPRECIATION)

 -----------------------------------------------------------
Sell     DEM      9,127,000         02/96          $145,741
Sell     DEM      6,000,000         04/96            36,562
                                                    182,303
Buy      FIM     13,500,000         02/96           (23,719)
Sell     FIM     13,500,000         02/96           121,478
                                                     97,759
                                                   $280,062

        COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
DEM - Germany/German Deutschemark
FIM - Finland/Finnish Markka
SW - Switzerland/Swiss Franc

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Cost for Federal income tax purposes was $371,973,221.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

AST MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 19.6%
BANKING -- 4.3%
    Bank of New York
      5.83%................. 01/18/96   $15,000   $ 14,958,704
FINANCIAL -- 14.2%
    Bayerische Vereinsbank
      Caymen
      6.50%................. 01/02/96    18,000     17,996,750
    CIT Group Holdings, Inc.
      5.60%................. 03/08/96    15,000     14,843,667
    General Electric Capital
      Corp.
      5.79%................. 01/30/96    16,000     15,925,373
                                                    48,765,790
PHARMACEUTICALS -- 1.1%
    Pfizer, Inc.
      5.65%................. 02/05/96     3,763      3,742,330
TOTAL COMMERCIAL PAPER
  (COST $67,466,824)........                        67,466,824
CERTIFICATES OF DEPOSIT -- 50.3%
DOMESTIC -- 29.6%
    Bank of Nova Scotia
      5.75%................. 02/06/96     5,000      5,000,000
    Canada Imperial Bank of
      Commerce Toronto
      5.80%................. 01/18/96    16,000     16,000,000
    Dai Ichi Kangyo
      Bank LTD.
      6.26%................. 02/02/96    10,000     10,000,907
    Fuji Bank
      6.12%................. 01/17/96    16,000     16,000,000
    Harris Trust Bank
      5.65%................. 01/25/96    15,000     15,000,000
    Industrial Bank of Japan
      6.03%................. 02/23/96    17,000     17,004,011
    National Westminster
      Bank New York
      5.72%................. 02/16/96    18,000     18,002,533
    Sumitomo Bank New York
      6.09%................. 01/16/96     5,000      5,000,000
                                                   102,007,451
EURO DOLLAR -- 4.4%
    Sanwa London
      6.01%................. 01/16/96    15,000     15,000,062

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
YANKEE DOLLAR -- 16.3%
    Banque National de Paris
      5.79%................. 01/26/96   $10,000   $ 10,000,000
      5.74%................. 03/25/96     5,000      5,000,000
    National Bank of
      Australia
      5.75%................. 10/02/96     5,000      4,995,315
    NBD Bank NA
      5.95%................. 05/30/96     8,000      8,009,560
    Societe Generale
      5.65%................. 02/08/96    15,000     15,000,000
      6.60%................. 04/12/96     3,000      3,000,972
    Sumitomo Bank New York
      5.99%................. 01/16/96    10,000     10,000,163
                                                    56,006,010
TOTAL CERTIFICATES OF
  DEPOSIT
  (COST $173,013,523).......                       173,013,523
U.S. TREASURY BILLS -- 0.2%
    5.29%................... 03/21/96       400        395,302
    5.29%................... 03/21/96       442        436,804
TOTAL U.S. TREASURY BILLS
  (COST $832,106)...........                           832,106
MEDIUM TERM NOTES -- 9.9%
BANKING -- 1.4%
    Comerica Bank of
      Detroit, Michigan
      5.70%................. 09/03/96     5,000      4,997,731
FINANCIAL -- 4.4%
    Xerox Credit Corp.
      17.00%................ 02/09/96    15,000     15,168,654
U.S. GOVERNMENT
  AGENCIES -- 4.1%
    Federal National
      Mortgage Association
      5.30%................. 12/26/96    14,000     13,970,800
TOTAL MEDIUM TERM NOTES
  (COST $34,137,185)........                        34,137,185
VARIABLE RATE DISCOUNT NOTES -- 1.5%
U.S. GOVERNMENT AGENCIES
    Federal National
      Mortgage Association
      5.75%
        (COST $4,995,774)... 10/11/96     5,000      4,995,774

AMERICAN SKANDIA TRUST

AST MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.2%
FEDERAL FARM CREDIT BANK -- 2.9%
    6.07%................... 06/03/96   $10,000   $  9,995,958
FEDERAL HOME LOAN BANK -- 6.6%
    5.46%................... 01/22/96    22,815     22,742,334
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 3.2%
    5.47%................... 01/19/96     9,093      9,068,131
    6.06%................... 03/21/96     2,000      1,973,067
                                                    11,041,198
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 5.5%
    5.60%................... 11/01/96     6,000      5,991,850
    5.50%................... 01/31/96    13,050     12,990,188
                                                    18,982,038
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $62,761,528)..................              62,761,528
TOTAL INVESTMENTS
  (COST $343,206,940*) - 99.7%........             343,206,940
OTHER ASSETS LESS
  LIABILITIES -- 0.3%.................               1,018,232
NET ASSETS -- 100.0%..................            $344,225,172

--------------------------------------------------------------------------------

* Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FEDERATED UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
COMMON STOCK -- 76.0%
BANKING -- 0.3%
    PNC Financial Corp. .............   10,800    $   348,300
                                                  -----------
ENERGY -- 2.5%
    Sonat, Inc. .....................   58,500      2,084,063
    Westcoast Energy, Inc. ..........   38,400        561,600
                                                  -----------
                                                    2,645,663
                                                  -----------
FINANCIAL SERVICES -- 0.1%
    First USA, Inc. .................    2,700        106,650
                                                  -----------
FOOD & TOBACCO -- 1.1%
    Philip Morris Companies, Inc. ...   13,000      1,176,500
                                                  -----------
HEALTHCARE -- 1.9%
    Meditrust SBI....................   58,500      2,040,187
                                                  -----------
NATURAL GAS -- 5.5%
    MCN Corp. .......................   81,800      1,901,850
    Pacific Enterprises, Inc. .......   70,700      1,997,275
    Panhandle Eastern Corp. .........   23,700        660,638
    Williams Companies, Inc. ........   30,300      1,329,413
                                                  -----------
                                                    5,889,176
                                                  -----------
OIL & GAS -- 1.5%
    Exxon Corp. .....................   19,500      1,562,437
                                                  -----------
TELECOMMUNICATIONS -- 21.7%
    Ameritech Corp. .................   55,700      3,286,300
    AT&T Corp. ......................   70,900      4,590,775
    BellSouth Corp. .................   93,700      4,075,950
    GTE Corp. .......................   85,800      3,775,200
    MCI Communications Corp. ........  157,000      4,101,625
    SBC Communications Corp. ........   59,900      3,444,250
                                                  -----------
                                                   23,274,100
                                                  -----------
UTILITIES-COMBINATION -- 2.6%
    CMS Energy Corp. ................   92,700      2,769,412
                                                  -----------
UTILITIES-ELECTRIC -- 36.2%
    Baltimore Gas & Electric Co. ....   47,100      1,342,350
    Cinergy Corp. ...................   45,700      1,399,562
    DPL, Inc. .......................  107,200      2,653,200
    DQE, Inc. .......................   83,550      2,569,162
    Duke Power Co. ..................   71,900      3,406,262
    Florida Progress Corp. ..........   44,600      1,577,725
    FPL Group, Inc. .................   90,700      4,206,213
    General Public Utilities
      Corp. .........................   49,200      1,672,800
    Illinova Corp. ..................   77,800      2,334,000
    NIPSCO Industries, Inc. .........   58,000      2,218,500
    Ohio Edison Co. .................   30,300        712,050
    Pacificorp.......................   75,600      1,606,500
    PECO Energy Co. .................   52,900      1,593,613
    Pinnacle West Capital Co. .......   93,600      2,691,000

                                       SHARES        VALUE
                                       -------    -----------
    Southern Co. ....................   85,800    $ 2,112,825
    Texas Utilities Co. .............   60,000      2,467,500
    Unicom Corp. ....................   20,000        655,000
    Utilicorp United, Inc. ..........   66,700      1,959,313
    Western Resources, Inc. .........   54,400      1,815,600
                                                  -----------
                                                   38,993,175
                                                  -----------
UTILITIES-GAS -- 2.6%
    Enron Corp. .....................   54,300      2,070,187
    Enron Global Power & Pipeline....   30,600        761,175
                                                  -----------
                                                    2,831,362
                                                  -----------
TOTAL COMMON STOCK
  (COST $70,730,913).................              81,636,962
                                                  -----------
PREFERRED STOCK -- 13.4%
AUTOMOBILES -- 1.0%
    General Motors Corp., Convertible
      Cl-C $3.25.....................   15,100      1,106,075
                                                  -----------
BEVERAGES & TOBACCO -- 4.0%
    RJR Nabisco Holdings Corp.,
      Convertible Cl-C $0.60.........  674,200      4,298,025
                                                  -----------
FINANCE -- 3.8%
    Merrill Lynch & Co., Inc.,
      Convertible $3.12..............   28,100      1,457,687
    SunAmerica, Inc., Convertible
      Cl-E $3.10.....................   15,000        982,500
    SunAmerica, Inc., Convertible
      Cl-D $2.78.....................   33,500      1,603,813
                                                  -----------
                                                    4,044,000
                                                  -----------
FOREST PRODUCTS -- 1.0%
    James River Corp., Convertible
      9.00%..........................   44,500      1,040,187
                                                  -----------
HOME FURNISHINGS & HOUSEWARES -- 0.6%
    Kaufman & Broad, Convertible Cl-B
      $1.52..........................   42,600        633,675
                                                  -----------
METALS & MINING -- 1.6%
    Reynolds Metals Co., Convertible
      $3.31..........................   33,700      1,706,063
                                                  -----------
NATURAL GAS -- 1.0%
    Williams Companies, Inc.,
      Convertible $3.50..............   14,300      1,058,200
                                                  -----------
PAPER & PAPER PRODUCTS -- 0.4%
    International Paper Co.,
      Convertible $5.25..............   11,000        502,425
                                                  -----------
TOTAL PREFERRED STOCK
  (COST $13,683,523).................              14,388,650
                                                  -----------

AMERICAN SKANDIA TRUST

FEDERATED UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
AMERICAN DEPOSITORY RECEIPTS -- 6.3%
ELECTRIC POWER -- 0.6%
    National Power PLC...............   70,200    $   649,350
                                                  -----------
ELECTRONIC-SYSTEMS -- 1.0%
    Nokia Corp. C1-A.................   27,700      1,076,837
                                                  -----------
TELECOMMUNICATIONS -- 4.7%
    Cable & Wireless PLC.............   10,600        223,925
    Cointel Prides...................   43,900      2,546,200
    Compania de Telefonos de Chile...    7,100        588,413
    Telcomunicacoes Brasileras.......   12,800        606,400
    Telefonica de Espana.............   26,200      1,097,125
                                                  -----------
                                                    5,062,063
                                                  -----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $7,356,442)..................               6,788,250
                                                  -----------

                                         PAR
                            MATURITY    (000)
                            --------   -------
CORPORATE BONDS -- 2.5%
INDUSTRIAL -- 0.6%
    Analog Devices, Inc.,
      Convertible
      3.50%...............  12/01/00   $   330         358,050
    National Semiconductor
      Corp., Convertible
      6.50%...............  10/01/02       280         262,500
                                                  ------------
                                                       620,550
                                                  ------------
INSURANCE -- 0.9%
    Equitable Companies,
      Inc., Convertible
      Subordinate
      Debentures
      6.13%...............  12/15/24       825         945,656
                                                  ------------
RETAIL -- 0.3%
    Federated Department
      Stores, Inc.,
      Convertible
      5.00%...............  10/01/03       370         372,313
                                                  ------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
TECHNOLOGY -- 0.7%
    3Com Corp.,
      Convertible
      10.25%..............  11/01/01   $   320    $    492,000
    VLSI Technology, Inc.
      8.25%...............  10/01/05       280         260,400
                                                  ------------
                                                       752,400
                                                  ------------
TOTAL CORPORATE BONDS
  (COST $2,612,272).......                           2,690,919
                                                  ------------
REPURCHASE AGREEMENT -- 1.0%
    HSBC Securities, Inc.
      5.50%, dated
      12/29/95 matures on
      01/02/96, repurchase
      price $1,000,611
      (Collateralized by
      U.S. Treasury Notes,
      par value
      $1,025,000, market
      value $1,023,078,
      due on 04/30/96)
        (COST
          $1,000,000).....  01/02/96     1,000       1,000,000
                                                  ------------
TOTAL INVESTMENTS
  (COST $95,383,150*) -- 99.2%......               106,504,781
OTHER ASSETS LESS
  LIABILITIES -- 0.8%...............                   894,233
                                                  ------------
NET ASSETS -- 100.0%................              $107,399,014
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation........................     $11,993,758
    Gross depreciation........................      (1,020,210)
                                                    ----------
    Net appreciation..........................     $10,973,548
                                                    ----------
                                                    ----------

--------------------------------------------------------------------------------

* Cost for Federal income tax purposes was $95,531,233.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
COMMON STOCK -- 33.5%
AEROSPACE- 1.7%
    Boeing Co. ......................    30,000   $  2,351,250
    Lockheed Martin Corp. ...........    25,000      1,975,000
                                                  ------------
                                                     4,326,250
                                                  ------------
BANKING -- 2.1%
    Bankers Trust New York Corp. ....    25,000      1,662,500
    Citicorp.........................    25,000      1,681,250
    Great Western Financial Corp. ...    57,000      1,453,500
    Integra Financial Corp. .........    10,500        661,500
                                                  ------------
                                                     5,458,750
                                                  ------------
BROADCASTING & PUBLISHING -- 2.1%
    Capital Cities ABC, Inc. ........    15,000      1,850,625
    Scholastic Corp.*................    25,000      1,943,750
    Tele-Communications Liberty
      Media, Inc. Cl-A*..............    15,000        403,125
    Tele-Communications Group
      Cl-A*..........................    60,000      1,192,500
                                                  ------------
                                                     5,390,000
                                                  ------------
CHEMICALS -- 1.3%
    IMC Global, Inc. ................    30,000      1,226,250
    Monsanto Co. ....................     7,500        918,750
    Potash Corp. of Saskatchewan.....    15,000      1,063,125
                                                  ------------
                                                     3,208,125
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Bay Networks, Inc. ..............    20,000        822,500
    Cisco Systems, Inc.*.............    20,000      1,492,500
    Informix Corp.*..................    25,000        750,000
    Oracle Systems Corp.*............    20,000        847,500
                                                  ------------
                                                     3,912,500
                                                  ------------
COMPUTERS -- 1.6%
    Digital Equipment Corp.*.........    30,000      1,923,750
    Silicon Graphics, Inc.*..........    20,000        550,000
    Sun Microsystems, Inc.*..........    15,000        684,375
    3Com Corp.*......................    22,000      1,025,750
                                                  ------------
                                                     4,183,875
                                                  ------------
CONGLOMERATES -- 0.8%
    Thermo Electron Corp.*...........    39,000      2,028,000
                                                  ------------
CONSUMER-CYCLICAL -- 0.2%
    Newell Co. ......................    20,000        517,500
                                                  ------------
CONSUMER GOODS & SERVICES -- 0.8%
    General Electric Co. ............    28,000      2,016,000
                                                  ------------
COSMETICS-TOILETRY -- 0.2%
    Gillette Co. ....................    10,000        521,250
                                                  ------------

                                       SHARES        VALUE
                                      ---------   ------------
DRUGS -- 2.0%
    Amgen, Inc.*.....................    30,000   $  1,781,250
    Genzyme Corp.*...................    10,000        623,750
    Merck & Co., Inc. ...............    30,000      1,972,500
    Watson Pharmaceuticals, Inc.*....    15,000        735,000
                                                  ------------
                                                     5,112,500
                                                  ------------
ELECTRICAL-EQUIPMENT -- 0.8%
    Honeywell, Inc. .................    40,000      1,945,000
                                                  ------------
ELECTRONICS -- 0.6%
    Hewlett-Packard Co. .............     5,000        418,750
    LSI Logic Corp.*.................     8,000        262,000
    S3, Inc.*........................    44,000        775,500
                                                  ------------
                                                     1,456,250
                                                  ------------
ENGINEERING & CONSTRUCTION -- 0.9%
    Fluor Corp. .....................    33,000      2,178,000
                                                  ------------
FINANCIAL SERVICES -- 2.3%
    Bank of Boston Corp. ............    29,000      1,341,250
    Donaldson Lufkin & Jenrette,
      Inc. ..........................    11,200        350,000
    Equifax, Inc. ...................    80,000      1,710,000
    Morgan Stanley Group, Inc. ......    11,000        886,875
    Travelers Group, Inc. ...........    25,000      1,571,875
                                                  ------------
                                                     5,860,000
                                                  ------------
FOOD & TOBACCO -- 1.4%
    Nabisco Holdings Corp. ..........    50,000      1,631,250
    Philip Morris Companies, Inc. ...    20,000      1,810,000
                                                  ------------
                                                     3,441,250
                                                  ------------
HEALTHCARE -- 0.5%
    American Home Products Corp. ....    13,000      1,261,000
                                                  ------------
HOSPITAL-INFORMATION SYSTEM -- 0.5%
    HBO & Co. .......................    17,000      1,302,625
                                                  ------------
HOSPITAL SUPPLIES & HOSPITAL
  MANAGEMENT -- 0.3%
    Manor Care, Inc. ................    25,000        875,000
                                                  ------------
INSURANCE -- 1.5%
    Allstate Corp. ..................    25,000      1,028,125
    American International Group,
      Inc. ..........................    18,000      1,665,000
    Cigna Corp. .....................    10,000      1,032,500
                                                  ------------
                                                     3,725,625
                                                  ------------
MEDICAL PRODUCTS -- 1.2%
    Johnson & Johnson................    15,000      1,284,375
    Medtronic, Inc. .................    30,000      1,676,250
                                                  ------------
                                                     2,960,625
                                                  ------------

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
OIL -- 1.6%
    Chevron Corp. ...................    25,000   $  1,312,500
    Mobil Corp. .....................    10,000      1,120,000
    Texaco, Inc. ....................    21,000      1,648,500
                                                  ------------
                                                     4,081,000
                                                  ------------
OIL & GAS-EQUIPMENT &
  SERVICES -- 0.1%
    Enron Oil & Gas..................    15,000        360,000
                                                  ------------
OIL-EQUIPMENT & SERVICES -- 3.1%
    Baker Hughes, Inc. ..............    50,000      1,218,750
    Ensco International, Inc.*.......    50,000      1,150,000
    Halliburton Co. .................    35,000      1,771,875
    Schlumberger LTD. ...............    27,800      1,925,150
    Sonat Offshore Drilling, Inc. ...    39,000      1,745,250
                                                  ------------
                                                     7,811,025
                                                  ------------
PERSONAL ITEMS -- 0.3%
    Procter & Gamble Co. ............    10,000        830,000
                                                  ------------
RETAIL-SPECIALTY -- 0.2%
    Officemax, Inc.*.................    20,000        447,500
                                                  ------------
TECHNOLOGY -- 0.1%
    Texas Instruments, Inc. .........     7,000        362,250
                                                  ------------
TELECOMMUNICATIONS -- 3.2%
    AT&T Corp. ......................    30,000      1,942,500
    Bell Atlantic Corp. .............    25,000      1,671,875
    BellSouth Corp. .................    50,000      2,175,000
    GTE Corp. .......................    35,000      1,540,000
    Qualcomm, Inc.*..................    20,000        860,000
                                                  ------------
                                                     8,189,375
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.6%
    Ascend Communications, Inc.*.....    20,000      1,622,500
                                                  ------------
TOTAL COMMON STOCK
  (COST $71,350,226).................               85,383,775
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 1.1%
OIL
    British Petroleum Co. PLC........    10,000      1,021,250
    Royal Dutch Petroleum Co. .......    13,500      1,905,187
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $2,342,401)..................                2,926,437
                                                  ------------

                                          PAR
                             MATURITY    (000)
                             ---------  -------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
    CS First Boston
      Mortgage Securities
      Corp.
      7.182%...............  11/25/27   $   450        454,641
    Donaldson Lufkin &
      Jenrette, Inc.
      6.955%...............  11/01/23     1,200      1,173,750
    LB Commercial Conduit
      Mortgage Trust Cl-B
      7.184%...............  01/01/10   $   350   $    365,531

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
    Merrill Lynch Mortgage
      Investors Cl-B
      7.53%................  06/15/21   $   248   $    256,219
    Resolution Trust
      Corp. Cl-A5
      6.02%................  02/25/27       452        450,208
    Resolution Trust Corp.
      Cl-B
      8.75%................  05/25/24       350        365,641
      6.80%................  02/01/27       990        987,624
      6.90%................  02/25/27       425        428,719
    Resolution Trust
      Corp. Cl-M1
      7.15%................  05/25/29       436        439,442
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $4,868,110)........                          4,921,775
                                                  ------------
CORPORATE BONDS -- 0.4%
TELECOMMUNICATIONS
    Continental Cablevision
      8.30%
        (COST $987,534)....  05/15/06       990        996,187
                                                  ------------
SOVEREIGN ISSUES -- 1.4%
ARGENTINA -- 0.2%
    Argentina Registered
      FRB
      7.31%................  03/31/05       650        462,719
                                                  ------------
BRAZIL -- 0.2%
    Brazil Capitalization
      Bond
      8.00%................  04/15/14       796        455,155
                                                  ------------
COLUMBIA -- 0.3%
    Financiera Energy
      Nacional
      9.00%................  11/08/99       390        406,575
    Republic of Columbia
      7.25%................  02/23/04       425        414,906
                                                  ------------
                                                       821,481
                                                  ------------
MEXICO -- 0.2%
    Banco Nacional de
      Commerce Global
      7.25%................  02/02/04       500        385,625
                                                  ------------
PHILIPPINES -- 0.2%
    Philippines Bond
      6.81%................  01/05/05       450        405,563
                                                  ------------

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
POLAND -- 0.3%
    Republic of Poland
      Global Registered Par
      Eu Variable Rate
      2.75%................  10/27/24   $   900   $    424,305
    Republic of Poland
      Government PDI
      Variable Rate
      3.75%................  10/27/14       650        420,875
                                                  ------------
                                                       845,180
                                                  ------------
TOTAL SOVEREIGN ISSUES
  (COST $3,239,953)........                          3,375,723
                                                  ------------
MUNICIPAL BONDS -- 2.4%
    De Kalb County Water &
      Sewer Revenue
      5.25%................  10/01/23       350        344,750
    Florida State Board of
      Education
      5.25%................  06/01/23       405        396,393
    Florida State Turnpike
      Revenue Authority
      Ref-Dept of
      Transportation-A
      5.00%................  07/01/19       240        231,900
    Intermountain Power
      Agency Utah Power
      Supply Revenue
      5.00%................  07/01/23       365        340,818
    Kergen County CA
      Pension Obligation
      7.26%................  08/15/14       370        387,575
    LA County Transit
      Authority
      5.25%................  07/01/23       400        390,500
    Long Beach Pension
      Obligation
      6.87%................  09/01/06       200        206,500
    Massachusetts Bay
      Transportation
      Authority Cl-B
      5.38%................  03/01/25       400        393,500
    Miami Beach Tax
      Obligation
      8.60%................  09/01/21       780        887,250
    Michigan Public Power
      Agency Revenue, Ref.
      Belle River Project
      Cl-A
      5.25%................  01/01/18       400        388,500
    New York State Power
      Authority Revenue and
      General Purpose Cl-C
      5.25%................  01/01/18       185        181,763

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
    Northern California
      Power Agency,
      Adjustable Rate
      Refunding Revenue
      Bonds Hydroelectric
      Project Number One
      5.50%................  07/01/24   $   370   $    370,925
    Puerto Rico
      Commonwealth
      5.38%................  07/01/22       280        279,650
    San Bernardino County
      Pension Obligation
      Revenue
      6.87%................  08/01/08       100        103,125
      6.94%................  08/01/09       270        279,450
    Seattle WA Drain &
      Wastewater Utility
      Revenue
      5.25%................  12/01/25       240        233,400
    South Carolina State
      Public Service
      Authority Revenue
      5.125%...............  01/01/21       150        140,625
      5.00%................  01/01/25..     305        289,750
    Ventura County Pension
      Obligation
      6.54%................  11/01/05       235        237,938
                                                  ------------
TOTAL MUNICIPAL BONDS
  (COST $5,884,614)........                          6,084,312
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION
      7.50%................  08/15/23       302        310,534
      6.50%................  11/15/23       628        623,840
      6.50%................  12/15/23     1,715      1,703,722
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $2,547,482)........                          2,638,096
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 16.9%
U.S. TREASURY BONDS -- 2.2%
    6.25%..................  08/15/23     5,500      5,661,259
                                                  ------------
U.S. TREASURY
  NOTES -- 14.7%
    4.75%..................  02/15/97     4,000      3,980,440
    5.75%..................  09/30/97    10,000     10,092,899
    5.13%..................  04/30/98     2,500      2,495,750
    5.13%..................  12/31/98     4,000      3,988,440
    5.50%..................  04/15/00     2,350      2,370,280
    6.25%..................  02/15/03     3,200      3,341,472
    7.25%..................  05/15/04     5,200      5,777,563
    6.50%..................  08/15/05     5,000      5,330,750
                                                  ------------
                                                    37,377,594
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $41,865,757)..................              43,038,853
                                                  ------------

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 14.8%
    Abbott Laboratories
      5.64%................  01/05/96   $ 2,845   $  2,843,217
    Ameritech Capital
      Funding Corp.
      5.65%................  02/16/96     2,000      1,985,647
    Amoco Corp.
      5.75%................  01/10/96     2,500      2,496,406
    Dupont (E.I.) de
      Nemours & Co.
      5.75%................  01/10/96     1,400      1,397,988
      5.75%................  01/19/96     1,200      1,196,550
    First Deposit
      Funding Trust
      5.80%................  01/16/96     2,065      2,060,010
      5.70%................  02/26/96     3,765      3,731,667
    General Electric
      Capital Corp.
      5.79%................  01/12/96     3,697      3,697,000
    Kimberly-Clark Corp.
      5.65%................  01/30/96     2,225      2,214,873
      5.53%................  02/01/96       705        701,643
    Mobil Corp.
      5.80%................  01/02/96     3,395      3,394,453

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
    Private Export
      Funding Corp.
      5.68%................  01/12/96   $ 5,100   $  5,091,149
    Shell Oil Co.
      5.60%................  01/24/96     3,840      3,826,261
    TDK Corp.
      5.75%................  01/22/96     1,765      1,759,080
    Wisconsin Electric
      Power Co.
      5.80%................  01/30/96     1,480      1,473,085
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $37,868,893)..................              37,869,029
                                                  ------------
TOTAL INVESTMENTS
  (COST $170,954,970**) -- 73.4%......             187,234,187
OTHER ASSETS LESS
  LIABILITIES -- 26.6%................              67,971,856
                                                  ------------
NET ASSETS -- 100.0%..................            $255,206,043
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.........................    $17,370,891
    Gross depreciation.........................     (1,098,662)
                                                    ----------
    Net appreciation...........................    $16,272,229
                                                    ----------
                                                    ----------

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Cost for Federal income tax purposes was $170,961,958.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
CORPORATE BONDS -- 82.8%
AEROSPACE -- 0.9%
    Howmet Corp., Senior
      Subordinate Notes
      10.00%.................. 12/01/03   $  100   $   104,250
    Tracor, Senior Subordinate
      Notes
      10.88%.................. 08/15/01      650       678,438
                                                    ----------
                                                       782,688
                                                    ----------
AUTOMOTIVE PARTS-EQUIPMENT -- 2.1%
    Aftermarket Technology
      Co., Senior Subordinate
      Notes
      12.00%.................. 08/01/04      750       795,000
    JPS Automotive Products
      Corp., Senior Notes
      11.13%.................. 06/15/01      250       251,250
    Lear Seating Corp.,
      Subordinate Notes
      8.25%................... 02/01/02      550       542,438
    Motor Wheel Corp., Senior
      Notes
      11.50%.................. 03/01/00      250       218,750
                                                    ----------
                                                     1,807,438
                                                    ----------
BANKING -- 1.0%
    First Nationwide Holdings,
      Senior Notes
      12.25%.................. 05/15/01      750       843,750
                                                    ----------
BEVERAGES -- 0.5%
    Cott Corp., Senior Notes
      9.38%................... 07/01/05      450       450,000
                                                    ----------
BROADCASTING -- 6.4%
    Ackerly Communications,
      Inc., Senior Secured
      Notes
      10.75%.................. 10/01/03      125       134,063
    ACT III Broadcasting,
      Senior Secured Notes
      10.25%.................. 12/15/05      450       461,250
    Argyle Television, Senior
      Subordinate Notes
      9.75%................... 11/01/05      750       750,938
    Australis Media (Unit)
      8.62%................... 05/15/03      500       363,750
    A3 Holdings (Unit)
      13.25%.................. 12/15/06      150       150,375
    Chancellor Broadcasting
      Co., Senior Subordinate
      Notes
      12.50%.................. 10/01/04      500       537,500
    Granite Broadcasting
      Corp., Senior
      Subordinate Notes
      10.38%.................. 05/15/05      500       515,625
    Pegasus Media (Unit)
      12.50%.................. 07/01/05      300       300,000

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
    Sinclair Broadcasting
      Group, Senior
      Subordinate Notes
      10.00%.................. 12/15/03   $  500   $   513,750
      10.00%.................. 09/30/05      500       513,750
    Videotron Group LTD.
      10.63%.................. 02/15/05      500       538,750
    Young Broadcasting, Senior
      Subordinate Notes
      11.75%.................. 11/15/04      250       280,938
      10.13%.................. 02/15/05      250       264,688
                                                    ----------
                                                     5,325,377
                                                    ----------
BUSINESS EQUIPMENT -- 1.0%
    Monarch Acquisition,
      Senior Notes
      12.50%.................. 07/01/03      375       397,500
    United Stationers, Senior
      Subordinate Notes
      12.75%.................. 05/01/05      400       439,000
                                                    ----------
                                                       836,500
                                                    ----------
CABLE TELEVISION -- 4.3%
    Bell Cablemedia PLC,
      Senior Discount Notes
      4.95%................... 07/15/04      250       178,125
    Cablevision Systems,
      Senior Subordinate Notes
      9.25%................... 11/01/05      500       520,625
    CF Cable TV, Inc., Senior
      Notes
      11.625%................. 02/15/05      500       551,250
    Diamond Cable Co.
      5.79%................... 12/15/05      500       295,625
    International Cabletel,
      Inc., Senior Deferred
      Notes
      5.99%................... 10/15/03      500       350,000
      5.29%................... 04/15/05      250       159,375
    Rogers Cable Systems,
      Senior Notes
      10.00%.................. 03/15/05      300       323,625
      11.00%.................. 12/01/15      750       808,125
    Wireless One, Inc. (Unit)
      13.00%.................. 10/15/03      375       397,500
                                                    ----------
                                                     3,584,250
                                                    ----------
CHEMICALS -- 2.6%
    Arcadian Partners LP,
      Senior Notes Cl-B
      10.75%.................. 05/01/05      550       607,750
    Crain Industries, Inc.,
      Senior Subordinate Notes
      13.50%.................. 08/15/05      400       406,000
    Laroche Industries, Senior
      Subordinate Notes
      13.00%.................. 08/15/04      200       213,500

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
CHEMICALS (CONT'D)
    Polymer Group, Inc.
      12.25%.................. 07/15/02   $  700   $   724,500
    RBX Corp., Senior
      Subordinate Notes
      11.25%.................. 10/15/05      200       197,000
                                                    ----------
                                                     2,148,750
                                                    ----------
CONSUMER GOODS &
  SERVICES -- 1.0%
    American Safety Razor
      9.88%................... 08/01/05      500       510,000
    Hosiery Corp. of America,
      Inc., Senior Subordinate
      Notes
      13.75%.................. 08/01/02      350       378,875
                                                    ----------
                                                       888,875
                                                    ----------
CONTAINERS & GLASS PRODUCTS -- 4.8%
    Container Corp. of
      America, Senior Notes
      9.75%................... 04/01/03      250       244,375
      11.25%.................. 05/01/04      250       258,125
    Owens Illinois, Inc.,
      Senior Subordinate Notes
      10.50%.................. 06/15/02      300       322,125
      9.95%................... 10/15/04    1,750     1,863,750
    Sea Containers LTD.,
      Senior Notes
      9.50%................... 07/01/03      375       373,125
    Sea Containers LTD.,
      Senior Subordinate
      Debenture Notes Cl-B
      12.50%.................. 12/01/04      125       134,375
    Silgan Corp., Senior
      Subordinate Notes
      11.75%.................. 06/15/02      170       182,750
    Trans Ocean Container
      Corp., Senior
      Subordinate Notes
      12.25%.................. 07/01/04      350       365,750
    U.S. Can Co., Senior
      Subordinate Notes
      13.50%.................. 01/15/02      250       275,000
                                                    ----------
                                                     4,019,375
                                                    ----------
CONSUMER PRODUCTS -- 0.7%
    Revlon Consumer Products
      Corp., Senior
      Subordinate Notes
      9.38%................... 04/01/01      500       507,500
      10.50%.................. 02/15/03      100       102,500
                                                    ----------
                                                       610,000
                                                    ----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
ECOLOGICAL SERVICES &
  EQUIPMENT -- 1.5%
    Allied Waste Industries,
      Inc., Senior Subordinate
      Notes
      12.00%.................. 02/01/04   $  500   $   543,750
    Mid-American Waste
      Systems, Inc., Senior
      Subordinate Notes
      12.25%.................. 02/15/03      750       682,500
                                                    ----------
                                                     1,226,250
                                                    ----------
ENTERTAINMENT &
  LEISURE -- 1.0%
    Alliance Entertainment
      11.25%.................. 07/15/05      600       606,000
    Premier Parks Inc., Senior
      Notes
      12.00%.................. 08/15/03      250       258,125
                                                    ----------
                                                       864,125
                                                    ----------
FARMING & AGRICULTURE -- 0.3%
    Spreckels Industries,
      Inc., Senior Secured
      Notes
      11.50%.................. 09/01/00      250       247,500
                                                    ----------
FINANCIAL SERVICES -- 0.7%
    Trizec Financial, Senior
      Notes
      10.88%.................. 10/15/05      525       544,688
                                                    ----------
FOOD & DRUG RETAILERS -- 1.1%
    Carr-Gottstein Foods,
      Senior Subordinate Notes
      12.00%.................. 11/15/05      400       404,000
    Pathmark Stores, Senior
      Subordinate Notes
      9.63%................... 05/01/03      500       487,500
                                                    ----------
                                                       891,500
                                                    ----------
FOOD PRODUCTS -- 1.6%
    Doskocil Companies, Senior
      Subordinate Notes
      9.75%................... 07/15/00      250       240,000
    Specialty Foods Corp.,
      Senior Subordinate Notes
      11.13%.................. 10/01/02      400       382,000
      11.25%.................. 08/15/03      500       447,500
    Van de Kamp's, Inc.,
      Senior Subordinate Notes
      12.00%.................. 09/15/05      300       312,000
                                                    ----------
                                                     1,381,500
                                                    ----------
FOOD SERVICES -- 2.6%
    Curtice-Burns Foods, Inc.,
      Senior Subordinate Notes
      12.25%.................. 02/01/05      725       750,375

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
FOOD SERVICES (CONT'D)
    Flagstar Corp., Senior
      Notes
      10.75%.................. 09/15/01   $  375   $   344,063
      10.88%.................. 12/01/02      275       250,250
      11.25%.................. 11/01/04      125        89,375
    PMI Acquisition Corp.,
      Senior Subordinate Notes
      10.25%.................. 09/01/03      750       772,500
                                                    ----------
                                                     2,206,563
                                                    ----------
HEALTHCARE -- 3.4%
    Amerisource Corp., Senior
      Debenture Notes
      11.25%.................. 07/15/05      384       423,896
    Genesis Health Ventures,
      Senior Subordinate Notes
      9.75%................... 06/15/05      350       371,000
    Tenet Healthcare Corp.
      10.13%.................. 03/01/05    1,350     1,501,875
    Icon Health & Fitness,
      Senior Subordinate Notes
      13.00%.................. 07/15/02      530       575,050
                                                    ----------
                                                     2,871,821
                                                    ----------
HOME VIDEOS -- 0.9%
    Triangle Pacific, Senior
      Notes
      10.50%.................. 08/01/03      700       745,500
                                                    ----------
HOTELS/RESTAURANTS -- 0.4%
    Motels of America, Inc.,
      Senior Subordinate Notes
      12.00%.................. 04/15/04      350       348,688
                                                    ----------
INDUSTRIAL -- 5.5%
    Cabot Safety Acquisition,
      Senior Subordinate Notes
      12.50%.................. 07/15/05      500       535,000
    Coinmach Corp., Senior
      Notes
      11.75%.................. 11/15/05      556       565,730
    Insight Communications
      Co., Senior Subordinate
      Notes
      8.25%................... 03/01/00      850       864,875
    Portola Packaging, Inc.,
      Senior Notes
      10.75%.................. 10/01/05      675       696,938
    S.D. Warren Co.
      12.00%.................. 12/15/04      500       550,000
    Sherritt Gordon LTD.,
      Senior Notes
      9.75%................... 04/01/03      775       825,375
    Sherritt, Inc., Debentures
      10.50%.................. 03/31/14      500       548,125
                                                    ----------
                                                     4,586,043
                                                    ----------
LEISURE TIME -- 0.7%
    Affinity Group, Inc.,
      Senior Subordinated
      Notes
      11.50%.................. 10/15/03      550       561,000
                                                    ----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
MACHINERY & HEAVY
  EQUIPMENT -- 1.8%
    Pace Industries, Inc.,
      Delaware Senior Notes
      Cl-B
      10.63%.................. 12/01/02   $  500   $   442,500
    Primeco, Inc., Senior
      Subordinate Notes
      12.75%.................. 03/01/05      500       525,000
    Waters Corp., Senior
      Subordinate Notes
      12.75%.................. 09/30/04      500       565,000
                                                    ----------
                                                     1,532,500
                                                    ----------
MANUFACTURING -- 1.5%
    American Standard, Senior
      Debenture Notes
      11.38%.................. 05/15/04      250       276,875
      3.40%................... 06/01/05      750       646,875
    Fairfield Manufacturing
      Co., Senior Subordinate
      Notes
      11.38%.................. 07/01/01      300       294,750
                                                    ----------
                                                     1,218,500
                                                    ----------
MEDIA -- 3.7%
    Allbritton Communications
      Co., Senior Subordinate
      Notes
      11.50%.................. 08/15/04      500       530,000
    Continental Cablevision,
      Senior Debenture Notes
      9.50%................... 08/01/13    1,250     1,328,125
    New World Television,
      Inc., Senior Secured
      Notes
      11.00%.................. 06/30/05    1,150     1,227,625
                                                    ----------
                                                     3,085,750
                                                    ----------
MISCELLANEOUS -- 0.9%
    Envirosource, Inc., Senior
      Notes
      9.75%................... 06/15/03      500       440,000
    Pronet, Inc., Senior
      Subordinate Notes
      11.88%.................. 06/15/05      250       276,563
                                                    ----------
                                                       716,563
                                                    ----------
OIL & GAS -- 3.3%
    Clark USA, Inc., Senior
      Notes
      10.88%.................. 12/01/05      600       626,250

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
OIL & GAS (CONT'D)
    Falcon Drilling Co., Inc.,
      Senior Notes
      9.75%................... 01/15/01   $  350   $   358,750
      12.50%.................. 03/15/05      300       330,000
    Giant Industries Co.,
      Senior Subordinate Notes
      9.75%................... 11/15/03      550       558,938
    HS Resources, Inc., Senior
      Subordinate Notes
      9.88%................... 12/01/03      250       246,563
    United Meridian Corp.,
      Senior Subordinate Notes
      11.00%.................. 10/15/05      600       634,500
                                                    ----------
                                                     2,755,001
                                                    ----------
OTHER INDUSTRIAL
  MATERIALS -- 2.4%
    Exide Corp., Senior Notes
      10.00%.................. 04/15/05      975     1,060,313
    Foamex LP, Senior Notes
      11.25%.................. 10/01/02      550       541,750
    ICF Kaiser International
      (Units)
      12.00%.................. 12/31/03      250       235,000
    ICF Kaiser International,
      Senior Subordinate Notes
      12.00%.................. 12/31/03      150       141,750
                                                    ----------
                                                     1,978,813
                                                    ----------
PACKAGING & PAPER
PRODUCTS -- 0.4%
    Riverwood International
      Corp.
      11.25%.................. 06/15/02      300       327,000
                                                    ----------
PAPER & FOREST
  PRODUCTS -- 1.5%
    Domtar, Inc., Notes
      11.25%.................. 09/15/17      250       266,563
    Repap New Brunswick,
      Senior Notes
      9.88%................... 07/15/00      250       252,500
      10.63%.................. 04/15/05      250       245,000
    Stone Container Corp.,
      Senior Notes
      9.88%................... 02/01/01      250       243,750
      11.50%.................. 10/01/04      250       251,563
                                                    ----------
                                                     1,259,376
                                                    ----------
PERSONAL ITEMS -- 0.8%
    Playtex Family Products
      9.00%................... 12/15/03      750       667,500
                                                    ----------
PRINTING & PUBLISHING -- 0.4%
    Webcraft Technologies,
      Inc., Senior Subordinate
      Notes
      9.38%................... 02/15/02      300       294,000
                                                    ----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
RETAILING -- 1.2%
    Brylane Capital Corp.
      10.00%.................. 09/01/03   $  500   $   445,000
    Herff Jones, Inc., Senior
      Subordinate Notes Cl-B
      11.00%.................. 08/15/05      550       591,250
                                                    ----------
                                                     1,036,250
                                                    ----------
RETAIL FOOD CHAINS -- 1.4%
    Penn Traffic Co., Senior
      Subordinate Notes
      9.63%................... 04/15/05      250       195,938
    Ralph's Grocery Co.,
      Senior Notes
      10.45%.................. 06/15/04      650       661,375
      11.00%.................. 06/15/05      325       322,563
                                                    ----------
                                                     1,179,876
                                                    ----------
SPECIALTY CHEMICALS -- 1.4%
    Harris Chemical, Inc.
      1.76%................... 07/15/01      750       731,250
    Uniroyal Technology (Unit)
      11.75%.................. 06/01/03      425       410,125
                                                    ----------
                                                     1,141,375
                                                    ----------
STEEL -- 1.7%
    Bayou Steel Corp., First
      Mortgage Notes
      10.25%.................. 03/01/01      500       445,000
    Geneva Steel, Senior Notes
      9.50%................... 01/15/04      125        97,813
    GS Technologies Operating
      Co., Inc., Senior Notes
      12.00%.................. 09/01/04      725       721,375
    Northwestern Steel & Wire
      Co., Senior Notes
      9.50%................... 06/15/01      250       246,250
                                                    ----------
                                                     1,510,438
                                                    ----------
SURFACE TRANSPORTATION -- 0.7%
    Trism, Inc., Senior
      Subordinate Notes
      10.75%.................. 12/15/00      575       563,500
                                                    ----------
TELECOMMUNICATIONS -- 7.6%
    Cablevision Industries,
      Debentures Cl-B
      9.25%................... 04/01/08      250       266,875
    CAI Wireless Systems,
      Senior Notes
      12.25%.................. 09/15/02      250       268,125
    Fonorola, Senior Secured
      Notes
      12.50%.................. 08/15/02      150       158,250

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
TELECOMMUNICATIONS (CONT'D)
    IXC Communications, Inc.,
      Senior Notes
      12.50%.................. 10/01/05   $  700   $   750,750
    Metrocall, Inc., Senior
      Subordinate Notes
      10.38%.................. 10/01/07      250       267,500
    Mobilemedia Corp., Senior
      Subordinate Notes
      9.38%................... 11/01/07      300       309,000
    Nextel Communications,
      Senior Discount Notes
      11.53%.................. 08/15/04      725       398,750
    Paging Network, Inc.,
      Senior Subordinate Notes
      10.13%.................. 08/01/07      500       546,250
    Panamsat LP, Senior
      Subordinate Discount
      Notes
      4.94%................... 08/01/03    1,150       943,000
    Peoples Telephone Co.,
      Senior Notes
      12.25%.................. 07/15/02      250       202,500
    Telewest PLC
      4.56%................... 10/01/07    2,375     1,439,844
    USA Mobile Communications
      Corp.
      9.50%................... 02/01/04      800       796,000
                                                    ----------
                                                     6,346,844
                                                    ----------
TEXTILES -- 2.6%
    Dan River, Inc., Senior
      Subordinate Notes
      10.13%.................. 12/15/03      750       695,625
    Westpoint Stevens, Inc.,
      Senior Subordinate
      Debenture Notes
      9.38%................... 12/15/05    1,500     1,488,750
                                                    ----------
                                                     2,184,375
                                                    ----------
TRANSPORTATION -- 2.8%
    Ameritruck Distribution,
      Senior Subordinate Notes
      12.25%.................. 11/15/05      350       347,375
    Gearbulk Holdings LTD.
      11.25%.................. 12/01/04      850       918,000
    Great Dane Holding, Senior
      Subordinate Debenture
      12.75%.................. 08/01/01      450       412,875
    Stena AB, Senior Notes
      10.50%.................. 12/15/05      600       619,500
                                                    ----------
                                                     2,297,750
                                                    ----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
UTILITIES-ELECTRIC -- 1.7%
    California Energy,
      Discount Notes
      9.87%................... 01/15/04   $1,200   $ 1,134,000
    California Energy, Senior
      Secured Notes
      9.88%................... 06/30/03      250       261,875
                                                    ----------
                                                     1,395,875
                                                    ----------
TOTAL CORPORATE BONDS
  (COST $67,272,177)..........                      69,263,467
                                                    ----------
ZERO COUPON BONDS -- 6.1%
BEVERAGES -- 0.4%
    Dr. Pepper Bottling
      Holding Co., Senior
      Discount Notes
      3.02%................... 02/15/03      400       328,000
                                                    ----------
BROADCASTING -- 0.2%
    NWCG Holding Corp., Senior
      Discount Notes
      13.20%.................. 06/15/99      300       208,500
                                                    ----------
CABLE TELEVISION -- 0.8%
    Diamond Cable Co., Senior
      Discount Notes
      5.84%................... 09/30/04      250       176,250
    Peoples Choice T.V. (Unit)
      7.09%................... 06/01/04      900       528,750
                                                    ----------
                                                       705,000
                                                    ----------
CHEMICALS -- 1.4%
    G-I Holdings Corp.
      11.20%.................. 10/01/98    1,475     1,139,438
                                                    ----------
METALS & STEELS -- 0.3%
    Acme Metals Inc., Senior
      Discount Notes
      13.50%.................. 08/01/04      350       282,188
                                                    ----------
PRINTING & PUBLISHING -- 1.1%
    Affiliated Newspaper
      Investments
      5.31%................... 07/01/06    1,400       885,500
                                                    ----------
RECREATION -- 1.5%
    Six Flags Theme Parks,
      Senior Subordinate
      Discount Note
      3.06%................... 06/15/05    1,550     1,220,625
                                                    ----------

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
TELECOMMUNICATIONS -- 0.4%
    Cellular Communications
      International, Inc.
      13.25%.................. 08/15/00   $  600   $   372,000
                                                    ----------
TOTAL ZERO COUPON BONDS
  (COST $4,862,565)...........                       5,141,251
                                                    ----------
U.S. TREASURY NOTES -- 2.5%
    6.38%
      (COST $2,011,459)....... 08/15/02    2,000     2,099,448
                                                    ----------
REPURCHASE AGREEMENT -- 5.7%
    HSBC Securities, Inc.
      5.50% dated 12/29/95
      matures on 01/02/96,
      repurchase price
      $4,772,915
      (Collateralized by U.S.
      Treasury Note, par value
      $4,860,000, market value
      $4,891,250 due 04/30/98)
        (COST $4,770,000)..... 01/02/96    4,770     4,770,000
                                                    ----------

                                          SHARES
                                          ------
COMMON STOCK -- 0.1%
CHEMICALS -- 0.0%
    Uniroyal (Warrants)*......             2,500         6,250
                                                   -----------
CONSUMER PRODUCTS -- 0.0%
    Hosiery Corp. of America,
      Inc.*...................               250             0
                                                   -----------
HEALTHCARE -- 0.0%
    Icon Health & Fitness
      (Warrants)*.............               250         6,250
                                                   -----------

                                          SHARES      VALUE
                                          ------   -----------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper
      Investments, Inc. ......             1,000   $    25,000
                                                   -----------
RETAIL FOOD CHAINS -- 0.1%
    Grand Union Co. ..........             7,069        53,018
                                                   -----------
TELECOMMUNICATIONS -- 0.0%
    Pegasus Media &
      Communications, Inc. ...                30         9,000
                                                   -----------
TOTAL COMMON STOCK
  (COST $412,029).............                          99,518
                                                   -----------
PREFERRED STOCK -- 0.5%
TELECOMMUNICATIONS
    K-111 Communications Corp.
      PIK Cl-B
      11.63%..................             2,573       257,265
    Panamsat Corp.
      12.75%..................               132       148,590
                                                   -----------
TOTAL PREFERRED STOCK
  (COST $362,500).............                         405,855
                                                   -----------
TOTAL INVESTMENTS
  (COST $79,690,730**) -- 97.7%.........            81,779,539
OTHER ASSETS LESS LIABILITIES -- 2.3%...             1,912,481
                                                   -----------
NET ASSETS -- 100.0%....................           $83,692,020
                                                    ==========
NOTES TO SCHEDULE OF
  INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..................           $ 3,123,771
    Gross depreciation..................            (1,039,186)
                                                   -----------
    Net appreciation....................           $ 2,084,585
                                                    ==========

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Cost for Federal income tax purposes was $79,694,954.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
COMMON STOCK -- 39.6%
AEROSPACE -- 0.7%
    Boeing Co. .........................   3,000  $   235,125
    Northrop Corp. .....................   2,700      172,800
                                                     --------
                                                      407,925
                                                     --------
AUTOMOBILES -- 0.1%
    General Motors Corp. ...............   1,400       74,025
                                                     --------
AUTOMOTIVE PARTS-EQUIPMENT -- 0.7%
    Echlen, Inc. .......................   5,000      182,500
    Gentex Corp.*.......................     600       13,200
    Genuine Parts Co. ..................   1,000       41,000
    Superior Industries International,
      Inc. .............................     600       15,825
    TRW, Inc. ..........................   2,200      170,500
                                                     --------
                                                      423,025
                                                     --------
BEVERAGES & BOTTLING -- 1.5%
    Anheuser-Busch Companies, Inc. .....   3,700      247,438
    Coca-Cola Co. ......................   4,800      356,400
    Pepsico, Inc. ......................   4,700      262,613
                                                     --------
                                                      866,451
                                                     --------
BUILDING & REAL ESTATE -- 0.3%
    Clayton Homes, Inc. ................   1,000       21,375
    Masco Corp. ........................   4,200      131,775
    Oakwood Homes Corp. ................     600       23,025
                                                     --------
                                                      176,175
                                                     --------
BUSINESS SERVICES -- 0.3%
    Browning-Ferris Industries, Inc. ...   1,500       44,250
    GATX Corp. .........................   1,400       68,075
    Sanifill, Inc.*.....................   2,000       66,750
                                                     --------
                                                      179,075
                                                     --------
CHEMICALS -- 1.8%
    Dupont (E.I.) de Nemours & Co. .....   1,700      118,788
    Geon Co. ...........................     700       17,063
    Great Lakes Chemical Corp. .........   2,700      194,400
    Loctite Corp. ......................   1,100       52,250
    Lyondell Petrochemical Co. .........     800       18,300
    Minnesota Mining & Manufacturing
      Co. ..............................   1,200       79,500
    Monsanto Co. .......................   1,200      147,000
    Morton International, Inc. .........   5,300      190,138
    Olin Corp. .........................     900       66,825
    Pall Corp. .........................   1,200       32,250
    Rohm & Haas Co. ....................   2,400      154,500
    Wellman, Inc. ......................     400        9,100
                                                     --------
                                                    1,080,114
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Autodesk, Inc. .....................   1,700  $    58,225
    Automatic Data Processing, Inc. ....     700       51,975
    Computer Associates International...   1,050       59,719
    General Motors Corp. Cl-E...........     400       20,800
    Parametric Technology Corp.*........     500       33,250
    Reynolds & Reynolds Co. Cl-A........   2,300       89,413
                                                     --------
                                                      313,382
                                                     --------
CONSUMER DURABLES -- 0.7%
    Black & Decker Corp. ...............   3,300      116,325
    Corning, Inc. ......................   1,700       54,400
    Eastman Kodak Co. ..................   1,900      127,300
    Legget & Platt, Inc. ...............     600       14,550
    Tandy Corp. ........................   1,000       41,500
    York International Corp. ...........   1,300       61,100
                                                     --------
                                                      415,175
                                                     --------
CONSUMER PRODUCTS -- 1.8%
    Brunswick Corp. ....................   2,000       48,000
    Colgate-Palmolive Co. ..............   3,400      238,850
    Jones Apparel Group*................   2,100       82,688
    Philip Morris Companies, Inc. ......   1,400      126,700
    Procter & Gamble Co. ...............   3,000      249,000
    Service Corp. International.........   3,700      162,800
    Springs Industries, Inc. ...........   3,200      132,400
                                                     --------
                                                    1,040,438
                                                     --------
COSMETICS-TOILETRY -- 0.0%
    International Flavors & Fragrances,
      Inc. .............................     400       19,200
                                                     --------
ELECTRICAL EQUIPMENT -- 1.8%
    American Power Conversion Corp.*....   1,000        9,500
    Emerson Electric Co. ...............   3,500      286,125
    General Electric Co. ...............   7,200      518,400
    Hubbell, Inc. Cl-B..................   3,850      253,138
                                                     --------
                                                    1,067,163
                                                     --------
ELECTRONIC COMPONENTS -- 0.7%
    Advanced Micro Devices, Inc.*.......   3,900       64,350
    Analog Devices, Inc.*...............   1,900       67,212
    Cypress Semiconductor Corp.*........   4,400       56,100
    Intel Corp. ........................   1,600       90,800
    Motorola, Inc. .....................   1,000       57,000
    Xilinx, Inc.*.......................   2,400       73,200
                                                     --------
                                                      408,662
                                                     --------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
ELECTRONICS -- 1.1%
    Arrow Electronics, Inc.*............     700  $    30,188
    Hewlett-Packard Co. ................   1,800      150,750
    Honeywell, Inc. ....................   1,500       72,938
    KLA Instruments Corp.*..............   1,800       46,912
    LAM Research Corp.*.................   1,100       50,325
    Phillips Electronics NV.............   3,600      129,150
    Teradyne, Inc.*.....................   2,600       65,000
    Trimas Corp. .......................   2,900       54,738
    Varian Associates, Inc. ............     700       33,425
                                                     --------
                                                      633,426
                                                     --------
ENERGY SERVICES -- 0.5%
    Halliburton Co. ....................     800       40,500
    Helmerich & Payne, Inc. ............   2,000       59,500
    Schlumberger LTD. ..................   2,000      138,500
    Smith International, Inc.*..........   4,500      105,750
                                                     --------
                                                      344,250
                                                     --------
ENTERTAINMENT & LEISURE -- 0.6%
    Brinker International, Inc.*........   3,800       57,475
    Cracker Barrel Old Country Store,
      Inc. .............................   1,800       31,050
    Del Webb Corp. .....................     900       18,113
    Mirage Resorts, Inc.*...............   2,600       89,700
    President Riverboat Casino
      (Warrants)*.......................     883          883
    Viacom, Inc. Cl-A*..................     400       18,350
    Viacom, Inc. Cl-B*..................   1,200       56,850
    Walt Disney Co. ....................   2,000      118,000
                                                     --------
                                                      390,421
                                                     --------
FINANCIAL-BANK & TRUST -- 2.7%
    Baybanks, Inc. .....................     600       58,950
    Chase Manhattan Corp. ..............   1,400       84,875
    Chemical Banking Corp. .............   1,900      111,625
    CoreStates Financial Corp. .........   2,000       75,750
    Crestar Financial Corp. ............     500       29,562
    First American Corp.*...............     400       18,950
    First Bank System, Inc. ............   1,000       49,625
    First Union Corp. ..................   2,200      122,375
    J.P. Morgan & Co., Inc. ............   2,100      168,525
    Keycorp.............................   4,900      177,625
    Mellon Bank Corp. ..................   1,500       80,625
    Midlantic Corp., Inc. ..............     400       26,250
    NationsBank Corp. ..................   3,000      208,875
    Norwest Corp. ......................   4,500      148,500
    Southern National Corp. ............   1,740       45,675
    Southtrust Corp. ...................   1,200       30,750
    U.S. Bancorp........................   2,352       79,085
    UJB Financial Corp. ................   1,700       60,775
                                                     --------
                                                    1,578,397
                                                     --------
FINANCIAL SERVICES -- 1.8%
    AMBAC, Inc. ........................   1,600       75,000
    American Express Co. ...............   3,600      148,950

                                         SHARES      VALUE
                                         -------  -----------
    Countrywide Credit Industries,
      Inc. .............................   8,700  $   189,225
    Federal National Mortgage
      Association.......................   1,200      148,950
    Franklin Resources, Inc. ...........   1,300       65,487
    H&R Block, Inc. ....................   2,800      113,400
    Household International, Inc. ......   2,600      153,720
    Salomon, Inc. ......................     400       14,200
    Travelers Group, Inc. ..............   2,500      157,187
                                                     --------
                                                    1,066,119
                                                     --------
FOOD PROCESSING -- 1.5%
    Archer-Daniels Midland Co. .........   3,150       56,700
    Conagra, Inc. ......................   3,800      156,750
    CPC International, Inc. ............     500       34,312
    Dole Food, Inc. ....................   1,500       52,500
    General Mills, Inc. ................     900       51,975
    H.J. Heinz Co. .....................   4,650      154,031
    Hershey Foods Corp. ................     800       52,000
    Ralston-Purina Group................   2,100      130,987
    Sara Lee Corp. .....................   3,800      121,125
    Tyson Foods, Inc. ..................   2,000       52,250
                                                     --------
                                                      862,630
                                                     --------
HEALTHCARE -- 0.1%
    Foxmeyer Health Corp. ..............   1,500       40,125
    Healthsource, Inc.*.................     800       28,800
                                                     --------
                                                       68,925
                                                     --------
HOSPITAL SUPPLIES & HOSPITAL
  MANAGEMENT -- 1.0%
    Abbott Laboratories.................   2,800      116,900
    Becton Dickinson & Co. .............     500       37,500
    Columbia Healthcare Corp. ..........   2,464      125,047
    Pacificare Health Systems, Inc.*....     400       34,800
    Sunrise Medical, Inc.*..............     700       12,950
    U.S. Healthcare, Inc. ..............     600       27,900
    United Healthcare Corp. ............   3,500      229,250
    Wellpoint Health Cl-A*..............     300        9,637
                                                     --------
                                                      593,984
                                                     --------
INFORMATION PROCESSING -- 0.9%
    Compaq Computer Corp.*..............   5,000      240,000
    International Business Machines,
      Inc. .............................   1,100      100,513
    Komag, Inc.*........................   2,000       92,250
    Sun Microsystems, Inc.*.............   2,600      118,625
                                                     --------
                                                      551,388
                                                     --------
INSURANCE -- 1.6%
    American General....................   3,000      104,625
    American International Group,
      Inc. .............................   3,000      277,500
    American Re Corp. ..................   1,300       53,137
    Hartford Steam Boiler Inspection &
      Insurance Co. ....................   1,400       70,000
    MGIC Investment Corp. ..............   1,200       65,100
    National Re Corp. ..................     800       30,400

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
INSURANCE (CONT'D)
    Security Connecticut Corp. .........   1,200  $    32,550
    Selective Insurance Group, Inc. ....   1,000       35,500
    Torchmark Corp. ....................   2,600      117,650
    Transport Holdings Cl-A*............      10          407
    UNUM Corp. .........................   2,500      137,500
                                                     --------
                                                      924,369
                                                     --------
MACHINERY -- 0.2%
    FMC Corp.*..........................     900       60,862
    Watts Industries, Inc. .............   2,900       67,425
                                                     --------
                                                      128,287
                                                     --------
MANUFACTURING -- 0.2%
    Allied-Signal, Inc. ................   2,600      123,500
                                                     --------
MEDIA & COMMUNICATIONS -- 1.2%
    Capital Cities ABC, Inc. ...........   1,300      160,387
    Comcast Corp. Special Cl-A..........   1,700       30,918
    Dun & Bradstreet Corp. .............     800       51,800
    Gannett, Inc. ......................     700       42,962
    Infinity Broadcasting Corp. Cl-A*...     600       22,350
    McGraw Hill Co., Inc. ..............   2,200      191,675
    Time Warner, Inc. ..................   4,400      166,650
    U.S. West Media Group...............   1,600       30,400
                                                     --------
                                                      697,142
                                                     --------
METALS & MINING -- 0.3%
    Alumax, Inc.*.......................   1,600       49,000
    Aluminum Co. of America.............   2,600      137,475
    Coeur D'alene Mines Corp. ..........     800       13,700
                                                     --------
                                                      200,175
                                                     --------
MISCELLANEOUS -- 1.2%
    Standard & Poor's 400 Mid-Cap
      Depository Receipts...............  16,000      695,250
                                                     --------
OFFICE EQUIPMENT -- 0.1%
    Ceridian Corp.*.....................   1,100       45,375
                                                     --------
OIL & GAS -- 2.5%
    Amerada Hess Corp. .................   2,700      143,100
    Atlantic Richfield Co. .............   1,900      210,425
    Exxon Corp. ........................   3,300      264,412
    Mobil Corp. ........................   3,200      358,400
    Phillips Petroleum Co. .............   1,800       61,425
    Questar Corp. ......................     400       13,400
    Sonat, Inc. ........................   2,800       99,750
    Texaco, Inc. .......................   1,600      125,600
    Union Texas Petroleum Holdings,
      Inc. .............................   3,300       63,937
    USX Marathon Group..................   8,200      159,900
                                                     --------
                                                    1,500,349
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
PAPER & FOREST PRODUCTS -- 0.7%
    Bowater, Inc. ......................     700  $    24,850
    Georgia Pacific Corp. ..............   1,900      130,388
    International Paper Co. ............   2,000       75,750
    Jefferson Smurfit Corp.*............   9,000       85,500
    Kimberly-Clark Corp. ...............     700       57,925
    Schweitzer Manduit International,
      Inc. .............................      70        1,619
    Weyerhaeuser Co. ...................     500       21,625
                                                     --------
                                                      397,657
                                                     --------
PHARMACEUTICALS -- 2.4%
    American Home Products Corp. .......   2,500      242,500
    Amgen, Inc.*........................   4,200      249,375
    Bristol-Meyers Squibb Co. ..........   4,200      360,675
    Liposome Co., Inc.*.................   1,100       22,000
    Merck & Co., Inc. ..................   3,600      236,700
    Perrigo Co.*........................   5,000       59,375
    Pfizer, Inc. .......................   4,200      264,600
                                                     --------
                                                    1,435,225
                                                     --------
RAILROADS -- 0.4%
    Burlington Northern Santa Fe
      Corp. ............................     500       39,000
    Consolidated Rail Corp. ............     400       28,000
    CSX Corp. ..........................   1,000       45,625
    Union Pacific Corp. ................   2,200      145,200
                                                     --------
                                                      257,825
                                                     --------
REAL ESTATE -- 0.0%
    Castle & Cooke, Inc. ...............     500        8,375
                                                     --------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. ...........     900       10,687
    Lone Star Steakhouse & Saloon*......   1,900       72,912
    McDonald's Corp. ...................   2,000       90,250
    Sbarro, Inc. .......................   4,950      106,425
                                                     --------
                                                      280,274
                                                     --------
RETAIL & MERCHANDISING -- 2.3%
    Albertson's, Inc. ..................   2,000      194,250
    Ben Franklin Retail Stores, Inc.*...     250          687
    Circuit City Stores, Inc. ..........   4,300      118,787
    Dayton-Hudson Corp. ................   1,800      135,000
    Eckerd (Jack) Corp.*................   1,100       49,087
    Gap, Inc. ..........................   3,500      147,000
    Heilig-Meyers Co. ..................   2,000       36,750
    J.C. Penney Co., Inc. ..............   1,000       47,625
    Kroger Corp.*.......................   3,700      138,750
    May Department Stores Co. ..........   4,200      177,450
    Petrie Stores Corp. ................   2,700        7,425
    Price Costco, Inc.*.................   3,000       45,750
    Toys 'R' Us, Inc.*..................   3,920       85,260
    TJX Companies, Inc. ................   4,600       86,825

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
RETAIL & MERCHANDISING (CONT'D)
    Waban, Inc.*........................     600  $    11,250
    Wal-Mart Stores, Inc. ..............   4,000       89,500
                                                     --------
                                                    1,371,396
                                                     --------
STEEL -- 0.2%
    Nucor...............................   2,000      114,250
                                                     --------
TELECOMMUNICATIONS -- 2.9%
    Ameritech Corp. ....................   2,700      159,300
    Aspect Telecommunications Corp.*....     600       20,100
    AT&T Corp. .........................   6,100      394,975
    Bell Atlantic Corp. ................     900       60,188
    BellSouth Corp. ....................   4,000      174,000
    Glenayre Technologies, Inc.*........   1,050       65,361
    GTE Corp. ..........................   4,800      211,200
    Novell, Inc.*.......................   1,200       17,100
    Pacific Telesis Group...............   4,000      134,500
    SBC Communications, Inc. ...........   4,700      270,250
    Southern New England
      Telecommunications Corp. .........   1,400       55,650
    Tellabs, Inc.*......................   1,000       37,000
    U.S. West, Inc. ....................   1,600       57,200
    3Com Corp.*.........................     848       39,538
                                                     --------
                                                    1,696,362
                                                     --------
TRANSPORTATION SERVICES -- 0.3%
    PHH Corp. ..........................   2,100       98,175
    TNT Freightways Corp. ..............     600       12,075
    WMX Technologies, Inc. .............   2,700       80,663
                                                     --------
                                                      190,913
                                                     --------
UTILITIES-ELECTRIC -- 1.4%
    Centerior Energy Corp. .............  17,200      152,650
    Duke Power Co. .....................   3,100      146,862
    Entergy Corp. ......................   2,600       76,050
    FPL Group, Inc. ....................     800       37,100
    Niagara Mohawk Power Corp. .........  11,600      111,650
    Public Service Co. of New Mexico*...   2,800       49,350
    SCEcorp.............................   6,900      122,475
    Texas Utilities Co. ................   1,400       57,575
    Unicom Corp. .......................   1,900       62,225
                                                     --------
                                                      815,937
                                                     --------
UTILITIES-GAS -- 0.1%
    Atlanta Gas Light Co. ..............   3,800       75,050
                                                     --------
TOTAL COMMON STOCK
  (COST $20,016,957)....................           23,518,061
                                                     --------
PREFERRED STOCK -- 0.0%
INDUSTRIAL
    Teledyne, Inc. Cl-E
      (COST $513).......................      72        1,035
                                                     --------
AMERICAN DEPOSITORY RECEIPTS -- 3.9%
AUTOMOBILES -- 0.1%
    Honda Motor Co. LTD. ...............   1,600       67,200
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
CHEMICALS -- 0.1%
    AKZO Nobel NV.......................   1,000  $    58,000
                                                     --------
CONSUMER GOODS & SERVICES -- 0.1%
    Hanson PLC..........................   2,700       41,175
    U.S. Industries, Inc.*..............     135        2,481
                                                     --------
                                                       43,656
                                                     --------
FOOD PROCESSING -- 0.4%
    Cadbury Schweppes PLC...............   3,473      115,477
    Unilever PLC........................   1,300      109,850
                                                     --------
                                                      225,327
                                                     --------
INFORMATION PROCESSING -- 0.4%
    Hitachi LTD. .......................   2,400      241,200
                                                     --------
INTEGRATED PETROLEUM -- 0.1%
    Shell Transport & Trading-NY........   1,000       81,375
                                                     --------
OIL & GAS -- 1.1%
    British Petroleum Co. PLC...........     800       81,700
    Repsol SA...........................   3,000       98,625
    Royal Dutch Petroleum Co. ..........   3,100      437,488
    Societe National Elf Aquitaine......   2,000       73,500
                                                     --------
                                                      691,313
                                                     --------
PHARMACEUTICALS -- 0.4%
    Smithkline Beecham PLC (Unit).......   4,600      255,300
                                                     --------
RETAIL FOOD CHAINS -- 0.1%
    Ito-Yokado Co., LTD. ...............     200       49,225
                                                     --------
TELECOMMUNICATIONS -- 0.9%
    British Telecommunications PLC......   2,000      113,000
    Ericsson, (L.M.) Telephone Co. .....   4,800       93,600
    Hong Kong Telecommunications
      LTD. .............................   9,000      159,750
    Telefonica de Espana................   1,600       67,000
    Telefonos de Mexico SA..............     600       19,125
    Vodafone Group PLC..................   2,000       70,500
                                                     --------
                                                      522,975
                                                     --------
UTILITIES-ELECTRIC -- 0.2%
    Empresa Nacional de Electridad......   1,900      108,775
                                                     --------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $2,078,757).....................            2,344,346
                                                     --------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
AMERICAN DEPOSITORY SECURITIES -- 0.0%
FINANCIAL SERVICES
    Grupo Financiero Bancomer*
      (COST $36,750)....................   1,400  $     8,470
                                                     --------
FOREIGN STOCKS -- 10.1%
AEROSPACE -- 0.2%
    Mitsubishi Heavy
      Industry -- (JPN).................  17,000      135,414
                                                     --------
AUTOMOBILES -- 0.7%
    Man AG -- (DEM).....................   1,000      271,929
    Schweizerischer
      Bankverein -- (SW)*...............     300      122,518
                                                     --------
                                                      394,447
                                                     --------
BEVERAGES -- 0.2%
    Louis Vuitton Moet
      Hennessy -- (FRF).................     660      137,458
                                                     --------
BUILDING & REAL ESTATE -- 0.2%
    DBS Land -- (SNG)...................  25,000       84,500
    Hopewell Holding -- (HK)............  59,463       34,221
                                                     --------
                                                      118,721
                                                     --------
BUSINESS SERVICES -- 0.1%
    Generale Des Eaux -- (FRF)..........     480       47,917
                                                     --------
CHEMICALS -- 0.2%
    Bayer AG -- (DEM)...................     320       84,964
    L'air Liquide -- (FRF)..............     300       49,678
                                                     --------
                                                      134,642
                                                     --------
CONGLOMERATES -- 0.3%
    BTR PLC -- (UK).....................  27,000      137,939
    Lonrho PLC -- (UK)..................  22,000       60,126
                                                     --------
                                                      198,065
                                                     --------
COSMETICS-TOILETRY -- 0.2%
    Kao Corp. -- (JPN)..................  11,000      136,276
                                                     --------
DIVERSIFIED -- 0.2%
    Sime Darby -- (MALA)................  50,000      132,905
                                                     --------
ELECTRICAL EQUIPMENT -- 0.5%
    BBC Brown Boveri
      AG-Bearer -- (SW).................      80       92,951
    Getronics Geneue
      Electric -- (NETH)................   1,800       84,128
    Mitsubishi Electric
      Corp. -- (JPN)....................  17,000      122,251
                                                     --------
                                                      299,330
                                                     --------
ELECTRONICS -- 0.3%
    Sharp Corp. -- (JPN)................   9,000      143,728
                                                     --------
ENTERTAINMENT -- 0.5%
    Hutchison Whampoa LTD. -- (HK)......  48,000      292,380
                                                     --------
FINANCIAL-BANK & TRUST -- 1.6%
    Bank of Scotland -- (UK)............  20,208       88,177
    Bankgesellschaft Berlin
      AG -- (DEM).......................     545      139,081
    Deutsche Bank AG -- (DEM)...........   1,600       75,973
    ING Groep -- (NETH).................   4,000      267,215
    Mediobanca -- (ITL).................   7,000       48,451
    Societe Generale -- (FRF)...........   1,212      149,721
    Toronto Dominion Bank -- (CAN)......   4,100       72,265
    Union Bank of Switzerland -- (SW)...     100      108,385
                                                     --------
                                                      949,268
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
FINANCIAL SERVICES -- 0.1%
    Gemina SPA -- (ITL).................  50,000  $    21,467
    Pearson PLC -- (UK).................   5,600       54,263
                                                     --------
                                                       75,730
                                                     --------
FOOD PROCESSING -- 0.4%
    Eridania Beghin-Say -- (FRF)........     400       68,606
    Nestle SA -- (SW)...................     150      165,959
                                                     --------
                                                      234,565
                                                     --------
GENERAL MERCHANDISERS -- 0.4%
    Carrefour Supermarch SA -- (FRF)....     150       90,995
    Tesco PLC -- (UK)...................  25,174      116,101
                                                     --------
                                                      207,096
                                                     --------
MACHINERY -- 0.2%
    Sig Schweiz
      Industries-Bearer -- (SW).........      70      146,276
                                                     --------
OFFICE EQUIPMENT -- 0.2%
    Ricoh Corp. -- (JPN)................  13,000      142,180
                                                     --------
OIL & GAS -- 0.3%
    Lion Nathan LTD. -- (NZD)...........  50,000      119,227
    Societe National Elf
      Aquitaine -- (FRF)................   1,100       81,037
                                                     --------
                                                      200,264
                                                     --------
PAPER & FOREST PRODUCTS -- 0.1%
    Kimberly-Clark de Mexico SA --
      (MEX).............................   2,000       30,234
                                                     --------
PHARMACEUTICALS -- 0.7%
    Astra AB Cl-B -- (SW)...............   5,500      217,699
    Ciba Geigy AG Bearer -- (SW)........     150      131,362
    Gehe AG (New) -- (DEM)*.............      25       12,472
    Gehe AG -- (DEM)*...................     100       51,248
                                                     --------
                                                      412,781
                                                     --------
PRINTING & PUBLISHING -- 0.2%
    Dai Nippon -- (JPN).................   8,000      135,501
                                                     --------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
PUBLISHING -- 0.3%
    Elsevier NV --(NETH)................  12,000  $   160,030
                                                     --------
RETAIL GROCERY -- 0.1%
    Ito-Yokado Co., LTD. -- (JPN).......   1,000       61,556
                                                     --------
SPECIALTY CHEMICALS -- 0.3%
    BASF AG Ord. (New) -- (DEM).........     400       90,085
    Technip SA -- (FRF).................   1,000       68,811
                                                     --------
                                                      158,896
                                                     --------
TELEPHONES -- 0.8%
    Telecom Italia Mobile -- (ITL)*.....  75,000      131,964
    Telecom Italia SPA -- (ITL).........  75,000      116,619
    Telecom Corp. of New Zealand LTD. --
      (NZD).............................  22,000       94,859
    Telekom Malaysia Berhad -- (MALA)...  16,000      124,754
                                                     --------
                                                      468,196
                                                     --------
TIRE & RUBBER -- 0.2%
    Bridgestone Corp. -- (JPN)..........   8,000      126,984
                                                     --------
TRANSPORTATION -- 0.2%
    KLM Royal Dutch Airlines NV --
      (NETH)............................   3,000      105,440
                                                     --------
TRANSPORTATION EQUIPMENT -- 0.2%
    Swire Pacific LTD. Cl-A -- (HK).....  14,000      108,634
                                                     --------
UTILITIES-ELECTRIC -- 0.2%
    Veba AG -- (DEM)....................   2,500      107,028
                                                     --------
TOTAL FOREIGN STOCKS
  (COST $5,611,127).....................            6,001,942
                                                     --------

                                           PAR
                                MATURITY  (000)
                                --------- ------
CORPORATE BONDS -- 19.2%
AEROSPACE -- 0.2%
    Boeing Co.
      6.35%.................... 06/15/03  $  120       123,300
                                                   -----------
AUTOMOBILES -- 0.1%
    Daimler-Benz Auto
      Grantor Trust
      3.90%.................... 10/15/98      63        62,167
                                                   -----------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
AUTOMOTIVE PARTS-
  EQUIPMENT -- 0.7%
    Exide Corp.
      10.75%................... 12/15/02  $  125   $   135,313
    Pep Boys Manny Moe & Jack
      8.88%.................... 04/15/96     250       252,188
                                                   -----------
                                                       387,501
                                                   -----------
BANKING -- 0.4%
    Banesto, Inc.
      8.25%.................... 07/28/02      50        51,750
    Bank of Nova Scotia
      6.25%.................... 09/15/08      50        49,375
    NationsBank Texas
      6.75%.................... 08/15/00     150       155,625
                                                   -----------
                                                       256,750
                                                   -----------
BEVERAGES & BOTTLING -- 0.5%
    Coca-Cola Bottling Group
      9.00%.................... 11/15/03     100       100,500
    Dr. Pepper Bottling Holding
      Co., Senior Discount
      Notes
      11.63%................... 02/15/03     140       111,125
    Texas Bottling Group
      9.00%.................... 11/15/03     100        99,750
                                                   -----------
                                                       311,375
                                                   -----------
BROADCASTING -- 0.4%
    Sinclair Broadcasting Group
      10.00%................... 09/30/05     100       102,500
    Young Broadcasting, Senior
      Subordinate Notes
      10.13%................... 02/15/05     100       106,000
                                                   -----------
                                                       208,500
                                                   -----------
BUILDING & REAL ESTATE -- 0.4%
    B.F. Saul REIT Senior Notes
      11.63%................... 04/01/02     100       103,750
    The Rouse Co., Notes
      8.50%.................... 01/15/03     120       132,750
                                                   -----------
                                                       236,500
                                                   -----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
CABLE TELEVISION -- 0.6%
    Continental Cablevision
      9.00%.................... 09/01/08  $  100   $   105,000
    Fundy Cable LTD.
      11.00%................... 11/15/05     125       130,625
    Rogers Cablesystems, Senior
      Notes
      10.00%................... 03/15/05     125       134,688
                                                   -----------
                                                       370,313
                                                   -----------
CHEMICALS -- 0.2%
    Arcadian Partners LP,
      Senior Notes Cl-B
      10.75%................... 05/01/05     100       110,000
                                                   -----------
CONGLOMERATES -- 0.5%
    Alpine Group, Inc.
      12.25%................... 07/15/03     100        98,000
    Tenneco, Inc.
      8.00%.................... 11/15/99      55        58,644
      7.88%.................... 10/01/02     150       162,938
                                                   -----------
                                                       319,582
                                                   -----------
CONSUMER NON-DURABLES -- 0.2%
    Herff Jones, Inc., Senior
      Subordinate Notes Cl-B
      11.00%................... 08/15/05     100       107,250
                                                   -----------
CONTAINERS -- 0.4%
    Owens Illinois, Inc.
      11.00%................... 12/01/03     125       141,563
    Riverwood International
      Corp.
      11.25%................... 06/15/02     100       108,750
                                                   -----------
                                                       250,313
                                                   -----------
ELECTRIC POWER -- 0.4%
    Potomac Capital
      6.19%.................... 04/28/97     250       250,650
                                                   -----------
ENERGY -- 0.5%
    Ferrellgas LP Financial
      Corp.
      10.00%................... 08/01/01     100       107,000
    Gulf Canada Resources LTD.
      9.63%.................... 07/01/05     100       105,000
    Petroleum Heat & Power
      10.13%................... 04/01/03     100        95,375
                                                   -----------
                                                       307,375
                                                   -----------
ENTERTAINMENT & LEISURE -- 0.7%
    TCI Communications, Inc.
      8.65%.................... 09/15/04     200       221,750

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
    Time Warner Entertainment
      Debenture
      7.25%.................... 09/01/08  $  100   $   101,125
    United Artists Theatre
      9.30%.................... 07/01/15     100       100,500
                                                   -----------
                                                       423,375
                                                   -----------
FINANCE & CREDIT -- 2.4%
    Advanta Corp.
      7.07%.................... 09/15/97     235       239,994
    Aristar, Inc.
      8.88%.................... 08/15/98     200       214,000
      7.88%.................... 02/15/99     200       212,000
    Associates Corp. of North
      America
      8.63%.................... 06/15/97      10        10,438
    Chrysler Financial Corp.
      8.46%.................... 01/19/00     200       217,000
    Commercial Credit Notes
      8.13%.................... 03/01/97       5         5,156
    CoreStates Home Loan Equity
      6.65%.................... 05/15/09      84        84,985
    Ford Motor Credit Co.
      9.45%.................... 05/20/97      50        52,625
    General Motors Acceptance
      Corp.
      7.75%.................... 04/15/97      50        51,375
      8.38%.................... 05/01/97      10        10,363
    General Motors Acceptance
      Corp., Grantor Trust
      6.30%.................... 06/15/99      44        44,221
    Household Finance Corp.
      6.96%.................... 04/27/98     300       308,625
                                                   -----------
                                                     1,450,782
                                                   -----------
FINANCIAL-BANK & TRUST -- 0.4%
    Ciesco LP
      7.38%.................... 04/19/00     250       263,438
                                                   -----------
FINANCIAL SERVICES -- 0.5%
    Lehman Brothers Holdings,
      Inc.
      7.63%.................... 06/15/97      65        66,706
    Smith Barney Holdings
      6.63%.................... 06/01/00     200       204,500
                                                   -----------
                                                       271,206
                                                   -----------
FOOD & TOBACCO -- 0.2%
    Consolidated Cigar, Senior
      Subordinate Notes
      10.50%................... 03/01/03     100       102,500
                                                   -----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
FOREIGN GOVERNMENT -- 0.1%
    Export-Import Korea Notes
      6.50%.................... 05/15/00  $   40   $    40,900
                                                   -----------
HEALTHCARE -- 0.2%
    Tenet Healthcare Corp.
      8.63%.................... 12/01/03      90        94,613
                                                   -----------
HOTEL/GAMING -- 0.7%
    Bally Park Place Funding
      9.25%.................... 03/15/04     100       101,250
    Grand Casino
      10.13%................... 12/01/03     125       130,625
    President Riverboat Casino
      13.00%................... 09/15/01     100        84,000
    Trump Taj Mahal
      11.35%................... 11/15/99     100        96,250
                                                   -----------
                                                       412,125
                                                   -----------
INDUSTRIAL -- 1.1%
    Coinmach Corp., Senior
      Notes
      11.75%................... 11/15/05     100       101,250
    Raytheon Co.
      6.50%.................... 07/15/05     350       360,938
    Westinghouse Electric Corp.
      8.88%.................... 06/01/01     200       208,250
                                                   -----------
                                                       670,438
                                                   -----------
INSURANCE -- 0.1%
    New York Life Insurance
      7.50%.................... 12/15/23     100       101,625
                                                   -----------
MANUFACTURING -- 0.8%
    American Standard, Senior
      Debenture Notes
      11.38%................... 05/15/04      75        83,063
      9.25%.................... 12/01/16      25        26,125
    Ametek, Inc.
      9.75%.................... 03/15/04     100       106,250
    Coltec Industries
      10.25%................... 04/01/02     125       129,375
    IMO Industries, Senior
      Subordinate Debentures
      12.00%................... 11/01/01     100       102,250
                                                   -----------
                                                       447,063
                                                   -----------
NATURAL RESOURCES -- 0.0%
    Gulf Canada Resources LTD.
      9.25%.................... 01/15/04      25        25,469
                                                   -----------
OTHER INDUSTRIAL
  MATERIALS -- 0.2%
    HMC Acquisition Properties
      9.00%.................... 12/15/07     100       101,000
                                                   -----------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
PACKAGING -- 0.5%
    Container Corp. of America,
      Senior Notes
      11.25%................... 05/01/04  $  100   $   104,125
    Portola Packaging, Inc.,
      Senior Notes
      10.75%................... 10/01/05     100       103,250
    Stone Container Corp.,
      Senior Notes
      9.88%.................... 02/01/01     100        97,875
                                                   -----------
                                                       305,250
                                                   -----------
PAPER & PAPER PRODUCTS -- 0.2%
    Repap Wisconsin, Inc.
      9.25%.................... 02/01/02     100        95,500
                                                   -----------
RESTAURANTS -- 0.2%
    McDonald's Corp.
      6.63%.................... 09/01/05     100       103,750
                                                   -----------
RETAIL -- 0.1%
    Southland Corp.
      5.00%.................... 12/15/03     100        83,875
                                                   -----------
RETAIL GROCERY -- 0.1%
    Ralph's Grocery Co., Senior
      Note
      10.45%................... 06/15/04      50        50,875
                                                   -----------
RETAIL MERCHANDISING -- 0.5%
    Federated Department
      Stores, Inc.
      8.13%.................... 10/15/02     125       125,781
    Kmart Corp., Medium Term
      Notes
      8.50%.................... 05/09/97     100        98,250
    Wal-Mart Stores, Inc.
      7.25%.................... 06/01/13      85        90,950
                                                   -----------
                                                       314,981
                                                   -----------
SAVINGS & LOAN ASSOCIATIONS -- 0.2%
    H.F. Ahmanson & Co.
      9.88%.................... 11/15/99     100       112,625
                                                   -----------
SERVICE -- 0.2%
    Alliance Entertainment
      11.25%................... 07/15/05     100       101,000
                                                   -----------
SPECIALTY CHEMICALS -- 0.5%
    Agricultural Minerals, Inc.
      10.75%................... 09/30/03     100       110,250
    IMC Fertilizer Group
      9.45%.................... 12/15/11     100       106,875
    Scott Co.
      9.88%.................... 08/01/04     100       107,250
                                                   -----------
                                                       324,375
                                                   -----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
TELECOMMUNICATIONS -- 0.9%
    Mobilemedia Corp.
      9.38%.................... 11/01/07  $  125   $   129,375
    Paging Network, Inc.,
      Senior Subordinate Notes
      8.88%.................... 02/01/06     125       128,438
    United Telecommunications
      Debentures
      9.75%.................... 04/01/00     250       284,375
                                                   -----------
                                                       542,188
                                                   -----------
TEXTILES -- 0.2%
    Dan River, Inc., Senior
      Subordinate Notes
      10.13%................... 12/15/03     100        92,500
                                                   -----------
TRANSPORTATION -- 0.3%
    Federal Express
      6.25%.................... 04/15/98      70        70,788
    Sea Containers LTD.
      12.50%................... 11/15/04     100       108,000
    Southwest Airlines Co.
      9.25%.................... 02/15/98      25        26,625
                                                   -----------
                                                       205,413
                                                   -----------
UTILITIES-ELECTRIC -- 2.3%
    Commonwealth Edison
      7.00%.................... 02/15/97      50        50,625
    Consumers Power Co.
      6.00%.................... 07/01/97      65        65,163
      6.63%.................... 10/01/98      50        50,313
    Florida Power & Light
      5.70%.................... 03/05/98     200       201,250
    Gulf States Utilities
      5.38%.................... 02/01/97     128       127,840
    Monongahela Power
      8.50%.................... 06/01/22     150       159,938
    Pacific Gas & Electric
      Corp.
      6.75%.................... 12/01/00     200       202,500
    Public Service Electric &
      Gas First Mortgage
      7.00%.................... 09/01/24     300       295,125
    Southern California Edison
      Notes
      6.50%.................... 06/01/01     100       102,500
    Wisconsin Electric Power
      Co.
      5.88%.................... 10/01/97     100       100,625
                                                   -----------
                                                     1,355,879
                                                   -----------
TOTAL CORPORATE BONDS
  (COST $11,013,689)...........                     11,394,321
                                                   -----------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
MEDIUM TERM NOTES -- 0.7%
BANKING -- 0.2%
    U.S. Bancorp
      6.72%.................... 06/01/98  $  100   $   102,750
FINANCE & CREDIT -- 0.1%
    Associates Corp. of North
      America
      7.70%.................... 03/15/00      50        53,250
UTILITIES-ELECTRIC -- 0.4%
    Commonwealth Edison
      9.00%.................... 10/15/99     250       271,875
                                                   -----------
TOTAL MEDIUM TERM NOTES
  (COST $419,951)..............                        427,875
                                                   -----------
ZERO COUPON BONDS -- 0.2%
FINANCIAL-BANK & TRUST -- 0.1%
    Coleman Holdings
      9.18%.................... 05/27/98     100        81,000
                                                   -----------
RETAIL FOOD CHAINS -- 0.1%
    Pathmark Stores
      6.18%.................... 11/01/03     100        61,000
                                                   -----------
TOTAL ZERO COUPON BONDS
  (COST $142,664)..............                        142,000
                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.6%
FEDERAL HOME LOAN BANK
  CONSOLIDATED DISCOUNT NOTES -- 6.1%
    5.53%...................... 01/16/96   3,621     3,612,657
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 6.4%
    9.50%...................... 10/15/09      29        31,675
    10.00%..................... 11/15/09      38        42,032
    11.50%..................... 06/15/10      52        59,187
    12.00%..................... 09/15/13       1         1,637
    12.00%..................... 01/15/14       7         8,402
    10.50%..................... 08/15/15      15        16,490
    11.50%..................... 09/15/15     160       180,865
    11.50%..................... 11/15/15      59        66,721
    8.00%...................... 05/15/16      33        34,340
    8.50%...................... 06/15/16      44        46,431
    9.00%...................... 07/15/16      18        19,051
    8.00%...................... 12/15/16      59        61,032
    9.00%...................... 12/15/16       3         2,839
    8.00%...................... 02/15/17     115       119,438
    8.00%...................... 05/15/17      64        66,992
    9.00%...................... 05/15/17     110       116,610
    8.00%...................... 06/15/17      30        31,209
    9.50%...................... 11/15/18       5         5,675
    9.50%...................... 03/15/19      17        18,454
    9.50%...................... 01/15/20      11        11,965

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (CONT'D)
    9.50%...................... 06/15/20  $   14   $    15,251
    8.00%...................... 06/15/22     182       189,674
    8.00%...................... 09/15/22      35        36,989
    8.00%...................... 07/15/23      90        93,521
    7.00%...................... 09/15/23     394       398,481
    6.50%...................... 02/15/24     726       720,704
    6.50%...................... 04/15/24      91        90,278
    6.50%...................... 05/15/24     900       893,083
    7.50%...................... 06/15/24      93        95,664
    7.00%...................... 12/15/25     294       297,768
                                                   -----------
                                                     3,772,458
                                                   -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.0%
    5.47%...................... 01/22/96   2,391     2,383,371
    7.50%...................... 07/15/20      15        15,353
                                                   -----------
                                                     2,398,724
                                                   -----------
TENNESSEE VALLEY AUTHORITY NOTES -- 0.1%
    7.75%...................... 12/15/22      10        10,450
    7.25%...................... 07/15/43      20        20,850
    6.88%...................... 12/15/43      40        40,100
                                                   -----------
                                                        71,400
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (COST $9,746,084)....................            9,855,239
                                                   -----------
U.S. TREASURY OBLIGATIONS -- 8.5%
U.S. TREASURY BONDS -- 1.9%
    11.63%..................... 11/15/02     100       134,771
    7.13%...................... 02/15/23     240       274,502
    7.63%...................... 02/15/25     300       366,690
    6.83%...................... 08/15/25     300       338,397
                                                   -----------
                                                     1,114,360
                                                   -----------
U.S. TREASURY NOTES -- 6.6%
    6.50%...................... 09/30/96      80        80,700
    7.25%...................... 11/30/96     240       244,219
    6.13%...................... 05/31/97     450       455,697
    6.13%...................... 05/15/98     100       102,052
    5.13%...................... 12/31/98      50        49,856
    6.75%...................... 05/31/99     460       480,695
    6.88%...................... 03/31/00     250       264,382
    6.25%...................... 05/31/00     100       103,451
    6.13%...................... 09/30/00     150       154,610
    5.63%...................... 11/30/00     275       277,739
    5.75%...................... 08/15/03     965       977,979
    7.50%...................... 02/15/05     250       283,537
    5.88%...................... 11/15/05     425       434,707
                                                   -----------
                                                     3,909,624
                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $4,688,436)............                      5,023,984
                                                   -----------

                                        PRINCIPAL
                                         IN LOCAL
                                       CURRENCY***
                             MATURITY     (000)        VALUE
                             --------- ------------  ----------
FOREIGN BONDS -- 2.8%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%...............   08/15/03          20    $   16,081
                                                     ----------
BELGIUM -- 0.1%
    Belgium Kingdom
      Government
      7.25%...............   04/29/04       1,550        55,013
                                                     ----------
CANADA -- 0.2%
    Canadian Government
      6.50%...............   06/01/04         110        77,857
      9.75%...............   06/01/21          10         9,106
                                                     ----------
                                                         86,963
                                                     ----------
DENMARK -- 0.1%
    Denmark Government
      7.00%...............   12/15/04         275        49,322
                                                     ----------
FRANCE -- 0.2%
    France O.A.T.
      8.25%...............   02/27/04         264        59,791
      8.50%...............   04/25/23          50        11,542
    French Treasury Bills
      8.50%...............   03/12/97          75        15,914
                                                     ----------
                                                         87,247
                                                     ----------
GERMANY -- 0.6%
    German Government
      8.50%...............   08/21/00         375       298,651
      6.50%...............   07/15/03         110        79,888
                                                     ----------
                                                        378,539
                                                     ----------
ITALY -- 0.3%
    Italian Government
      11.50%..............   03/01/03     275,000       180,650
      8.50%...............   08/01/04      45,000        24,976
                                                     ----------
                                                        205,626
                                                     ----------
JAPAN -- 0.9%
    International Bank
      Recovery &
      Development
      6.75%...............   03/15/00      14,000       162,432
    Japan Government
      4.50%...............   06/20/03      33,500       358,410
                                                     ----------
                                                        520,842
                                                     ----------
NETHERLANDS -- 0.1%
    Netherland Government
      5.75%...............   01/15/04         115        71,234
                                                     ----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        PRINCIPAL
                                         IN LOCAL
                                       CURRENCY***
                             MATURITY     (000)        VALUE
                             --------- ------------  ----------
SPAIN -- 0.1%
    Spanish Government
      8.00%...............   05/30/04       6,400    $   48,007
                                                     ----------
UNITED KINGDOM -- 0.2%
    United Kingdom Gilt
      9.00%...............   03/03/00          85       142,634
                                                     ----------
TOTAL FOREIGN BONDS
  (COST $1,477,645).......                            1,661,508
                                                     ----------

                                           PAR
                                          (000)
                                         -------
COMMERCIAL PAPER -- 2.1%
    Coca-Cola Co. Bottling
      Co.
      6.00%................   01/12/96   $   400       399,267
    Dupont (E.I.) de
      Nemours & Co.
      5.75%................   01/17/96       500       498,722
    Tampa Electric Co.
      6.00%................   01/08/96       339       338,605
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $1,236,594)........                          1,236,594
                                                   -----------
TOTAL INVESTMENTS
  (COST $56,469,167**) -- 103.7%.......             61,615,375
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.7%)...............             (2,216,244)
                                                   -----------
NET ASSETS -- 100.0%...................            $59,399,131
                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.................             $5,733,908
    Gross depreciation.................               (587,700)
                                                     ---------
    Net appreciation...................             $5,146,208
                                                     ---------
                                                     ---------

Foreign currency exchange contracts outstanding at December 31, 1995.

                  PRINCIPAL
                   AMOUNT
                   COVERED       EXPIRATION      UNREALIZED
TYPE             BY CONTRACT       MONTH        DEPRECIATION
----------------------------------------------------------
Buy       UK        28,940          01/96        $     (241)

               COUNTRY/CURRENCY ABBREVIATIONS
------------------------------------------------------------
CAN - Canada/Canadian Dollar   NZD - New Zealand/
DEM - Germany/German                 New Zealand Dollar
      Deutschemark             MALA - Malaysia/Malaysian
FRF - France/French Franc              Ringgit
HK - Hong Kong/Hong Kong       MEX - Mexico/Mexican Peso
    Dollar                     SNG - Singapore/Singapore
ITL - Italy/Italian Lira             Dollar
JPN - Japan/Japanese Yen       SW - Switzerland/Swiss Franc
NETH - Netherlands/            UK - United Kingdom/British
Netherland Guilder                 Pound

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

  * Non-income producing securities.
 ** Also cost for Federal income tax purposes.
*** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST
PIMCO TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
CORPORATE BONDS -- 8.3%
AIRLINES -- 1.5%
    American Air Equipment
      10.19%................  05/26/15   $   250   $   308,780
    AMR Corp.
      10.45%................  11/15/11       100       124,250
    United Air Lines, Inc.
      10.67%................  05/01/04       500       606,875
      10.02%................  03/22/14     2,000     2,393,755
                                                   -----------
                                                     3,433,660
                                                   -----------
ELECTRIC POWER -- 1.5%
    Cleveland Electric
      9.11%.................  07/22/96       250       253,125
      8.75%.................  11/15/05       100        99,500
    CMS Energy Corp.
      9.50%.................  10/01/97       150       157,688
    Commonwealth Edison
      Corp.
      6.50%.................  07/15/97       750       757,500
    Illinois Power Co.
      5.85%.................  10/01/96     2,000     2,000,000
                                                   -----------
                                                     3,267,813
                                                   -----------
FINANCIAL -- 0.4%
    Ohio Edison First Mortgage
      8.50%.................  05/01/96     1,000     1,008,750
                                                   -----------
INDUSTRIAL -- 0.3%
    Arkla, Inc.
      9.20%.................  12/18/97       500       528,750
                                                   -----------
OIL -- 0.7%
    Occidental Petroleum Corp.
      9.63%.................  07/01/99       500       510,625
      11.75%................  03/15/11     1,000     1,058,750
                                                   -----------
                                                     1,569,375
                                                   -----------
PUBLISHING -- 1.7%
    Time Warner, Inc.
      7.45%.................  02/01/98     2,000     2,062,500
      6.84%.................  08/15/00       437       437,000
      7.98%.................  08/15/04       262       277,720
      8.11%.................  08/15/06       525       565,031
      8.18%.................  08/15/07       525       570,281
                                                   -----------
                                                     3,912,532
                                                   -----------
REAL ESTATE -- 2.2%
    Spieker Properties
      6.95%.................  12/15/02     5,000     5,018,750
                                                   -----------
TOTAL CORPORATE BONDS
  (COST $17,842,452)........                        18,739,630
                                                   -----------

                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
SOVEREIGN ISSUES -- 1.9%
    Republic of Argentina
      FRB
      6.81%.................  03/31/05   $ 3,000   $ 2,124,375
    United Mexican States
      Cl-B
      6.25%.................  12/31/19     1,500       984,375
    United Mexican States
      Cl-C
      6.97%.................  12/31/19     1,000       722,500
    United Mexican States
      Cl-D
      6.55%.................  12/31/19       500       361,250
    United Mexican States
      (Rights)*.............               3,807             0
                                                   -----------
TOTAL SOVEREIGN ISSUES
  (COST $4,251,622).........                         4,192,500
                                                   -----------
MORTGAGE BACKED SECURITIES -- 1.7%
    Countrywide Adjustable
      Rate Mortgage
      6.70%.................  03/25/24     1,476     1,514,874
      7.66%.................  11/25/24     1,529     1,568,524
    Guardian Adjustable Rate
      Mortgage
      7.14%.................  12/25/19       100        71,116
    Saxon Adjustable Rate
      Mortgage
      7.79%.................  05/25/24       742       765,223
                                                   -----------
TOTAL MORTGAGE BACKED SECURITIES
  (COST $3,859,629).........                         3,919,737
                                                   -----------
COLLATERALIZED MORTGAGE SECURITIES -- 5.6%
    Citicorp Mortgage
      Securities, Inc.
      7.73%.................  10/25/22       875       878,543
    Collateralized Mortgage
      Security Corp.
      7.99%.................  05/01/17       495       509,976
    Mortgage Capital Trust
      VI
      9.50%.................  02/01/18     1,327     1,363,293
    Prudential Securities
      CMO Trust
      7.50%.................  03/25/19       292       291,076
    Prudential-Bache CMO
      Trust
      8.40%.................  03/20/21     2,977     3,169,690
    Resolution Trust Corp.
      8.00%.................  09/25/21       712       721,516
    Rothschild L.F. Mortgage
      Trust
      9.95%.................  08/01/17     3,390     3,689,666
    Ryland Mortgage
      Securities Corp.
      7.91%.................  09/25/23     1,929     1,958,277
                                                   -----------
TOTAL COLLATERALIZED MORTGAGE SECURITIES
  (COST $12,154,765)........                        12,582,037
                                                   -----------

AMERICAN SKANDIA TRUST
PIMCO TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
MEDIUM TERM NOTES -- 1.8%
FINANCE
    General Motors
      Acceptance Corp.
      6.70%.................  05/20/96   $ 2,000   $ 2,008,160
      7.75%.................  07/18/96     2,000     2,022,420
                                                   -----------
        (COST $4,002,777)...                         4,030,580
                                                   -----------

                                         PRINCIPAL
                                          IN LOCAL
                                        CURRENCY****
                                           (000)
                                        ------------
FOREIGN BONDS -- 4.7%
CANADA -- 1.3%
    Canadian Government
      8.75%.................  12/01/05     3,500     2,865,011
                                                   -----------
GERMANY -- 3.4%
    German Government
      6.25%.................  01/04/24    11,900     7,732,834
                                                   -----------
TOTAL FOREIGN BONDS
  (COST $10,194,113)........                        10,597,845
                                                   -----------
                                           PAR
                                          (000)
                                         -------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 18.1%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 4.0%
    8.25%...................  08/01/17   $   761       791,936
    7.00%***................  04/25/19       625        68,339
    6.09%...................  02/01/24     3,917     4,005,508
    8.00%...................  01/16/26     4,000     4,145,625
                                                   -----------
                                                     9,011,408
                                                   -----------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 3.0%
    5.55%...................  02/13/96     1,000       993,272
    9.40%...................  07/25/03       426       447,547
    6.25%***................  05/25/08       236        76,812
    6.50%***................  06/25/14     3,000       262,734
    8.50%...................  11/25/18     2,066     2,063,741
    6.90%...................  05/25/23       179       160,475
    7.29%...................  01/01/24       670       688,985
    7.00%...................  04/25/24       562       523,762
    6.23%...................  04/01/25     1,560     1,628,675
                                                   -----------
                                                     6,846,003
                                                   -----------
GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION -- 11.1%
    7.00%...................  06/20/22     3,046     3,104,598
    7.38%...................  04/20/23     3,938     3,997,391
    6.50%...................  10/20/23       846       860,037
    7.50%...................  12/20/23       482       492,285
    7.25%...................  09/20/24     1,791     1,835,079
                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
    6.50%...................  10/20/24   $ 4,677   $ 4,776,027
    6.50%...................  01/22/26    10,000     9,918,750
                                                   -----------
                                                    24,984,167
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $40,350,525)........                        40,841,578
                                                   -----------
U.S. TREASURY OBLIGATIONS -- 30.9%
U.S. TREASURY BILLS -- 0.5%
    5.22%#..................  02/08/96        55        54,682
    5.27%#..................  02/08/96       105       104,393
    5.29%#..................  02/08/96        55        54,682
    5.34%#..................  02/08/96       105       104,393
    5.35%#..................  02/08/96        40        39,769
    5.39%#..................  02/08/96        40        39,769
    5.45%#..................  02/08/96        95        94,451
    5.27%...................  02/15/96       150       149,011
    5.28%...................  02/15/96       100        99,340
    5.31%#..................  02/22/96       330       327,640
                                                   -----------
                                                     1,068,130
                                                   -----------
U.S. TREASURY NOTES -- 30.4%
    4.38%...................  08/15/96    10,000     9,948,599
    6.50%...................  09/30/96    40,000    40,350,000
    6.38%...................  08/15/02    17,400    18,273,130
                                                   -----------
                                                    68,571,729
                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $69,158,328)........                        69,639,859
                                                   -----------
COMMERCIAL PAPER -- 11.4%
    Abbott Laboratories
      5.62%.................  01/09/96     4,100     4,094,880
    BellSouth Telecomm, Inc.
      5.75%.................  01/12/96       700       698,770
      5.75%.................  01/09/96     2,500     2,496,806
    Canadian Wheat Board
      5.49%.................  03/05/96       700       692,809
    General Electric Capital Corp.
      5.65%.................  01/31/96     4,100     4,080,696
    Hewlett-Packard Co.
      5.67%.................  01/09/96       700       699,092
      5.55%.................  03/05/96     2,800     2,771,234
      5.53%.................  03/12/96     3,500     3,460,287
    Mexico Treasury Bills
      16.59%................  01/18/96       600       597,642
    National Rural Utility
      5.55%.................  03/18/96     1,500     1,481,700
    Pitney Bowes Credit,
      Inc.
      5.66%.................  01/26/96     1,200     1,195,283
    Procter & Gamble Co.
      5.67%.................  01/24/96     3,500     3,486,996
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $25,757,788)........                        25,756,195
                                                   -----------

AMERICAN SKANDIA TRUST
PIMCO TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         ------   -----------
OPTIONS -- 0.0%
    CME Put Option on Eurodollar
      Futures, Strike Price $90.75,
      Expire 06/17/96..................  $  750   $         0
    CME Put Option on Eurodollar
      Futures, Strike Price $91.00,
      Expire 06/17/96..................   1,500         1,500
    Written CME Put Option on
      Eurodollar Futures, Strike Price
      $94.00,
      Expire 03/18/96..................   2,000        (2,000)
                                                  -----------
TOTAL OPTIONS
  (COST ($29,962)).....................                  (500)
                                                  -----------

                                      SHARES
                                      -------
SHORT TERM INVESTMENTS -- 1.3%
    Temporary Investment Cash
      Fund..........................  1,451,819     1,451,819
    Temporary Investment Fund.......  1,451,818     1,451,818
                                                  -----------
      (COST $2,903,637).............                2,903,637
                                                  -----------
TOTAL INVESTMENTS (COST
  $190,445,674**) -- 85.7%..........              193,203,098
OTHER ASSETS LESS
  LIABILITIES -- 14.3%..............               32,132,331
                                                  -----------
NET ASSETS -- 100.0%................             $225,335,429
                                                 ============
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..............               $3,026,754
    Gross depreciation..............                 (299,974)
                                                    ---------
    Net appreciation................               $2,726,780
                                                    ---------
                                                    ---------

Foreign currency exchange contracts outstanding at December 31, 1995:

                  PRINCIPAL
                   AMOUNT                         UNREALIZED
                   COVERED       EXPIRATION     APPRECIATION/
TYPE             BY CONTRACT       MONTH        (DEPRECIATION)
----------------------------------------------------------
Sell      CAN       153,125         01/96          $     16
Sell      DEM     7,106,000         01/96             2,078
Sell      DEM     4,524,850         12/96           (28,308)
                                                   --------
                                                   $(26,214)
                                                   ========

# Securities with an aggregate market value of $819,779, which have been segregated with the custodian to cover margin requirements for the following open futures contracts at December, 31, 1995:

                                                        UNREALIZED
                TYPE                     CONTRACTS     APPRECIATION
----------------------------------------------------------
U.S. Treasury 5 Year Note (03/96)           350          $301,172
U.S. Treasury 10 Year Note (03/96)          196           211,500
U.S. Treasury 30 Year Note (03/96)          104           143,000
German Treasury 10 Year Note (03/96)         60            88,435
                                                         --------
                                                         $744,107
                                                         ========

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
CAN - Canada/Canadian Dollar
DEM - Germany/German Deutschemark

--------------------------------------------------------------------------------

   * Non-income producing securities.
  ** Cost for Federal income tax purposes was $190,476,318.
 *** Interest Only Securities.
**** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                       -------   ------------
COMMON STOCK -- 64.5%
AEROSPACE -- 2.0%
    Boeing Co........................   20,000   $  1,567,500
    Lockheed Martin Corp.............   25,000      1,975,000
                                                   ----------
                                                    3,542,500
                                                   ----------
AIRLINES -- 0.6%
    KLM Royal Dutch Airlines.........   30,000      1,057,500
                                                   ----------
AUTOMOBILES -- 1.4%
    Chrysler Corp. ..................   10,000        553,750
    Ford Motor Co. ..................   30,000        870,000
    General Motors Corp. Cl-H........   20,000        982,500
                                                   ----------
                                                    2,406,250
                                                   ----------
AUTOMOTIVE PARTS-EQUIPMENT -- 1.3%
    Borg Warner Automotive Corp. ....   40,000      1,280,000
    Eaton Corp. .....................   20,000      1,072,500
                                                   ----------
                                                    2,352,500
                                                   ----------
BANKING -- 0.7%
    BankAmerica Corp. ...............   20,000      1,295,000
                                                   ----------
BEVERAGES -- 1.0%
    Seagram Co. LTD. ................   50,000      1,731,250
                                                   ----------
BREWERIES & DISTILLERS -- 1.6%
    Anheuser-Busch Companies,
      Inc. ..........................   25,000      1,671,875
    Coors (Adolph) Co. Cl-B..........   50,000      1,106,250
                                                   ----------
                                                    2,778,125
                                                   ----------
BROADCASTING -- 1.2%
    Comcast Corp. Special Cl-A.......   35,000        636,563
    U.S. West Media Group............   80,000      1,520,000
                                                   ----------
                                                    2,156,563
                                                   ----------
BUILDING & BUILDING SUPPLIES -- 0.5%
    Masco Corp.......................   30,000        941,250
                                                   ----------
CHEMICALS -- 6.2%
    Agrium, Inc. ....................   70,000      3,150,000
    Arco Chemical Co. ...............   20,000        972,500
    Lawter International, Inc. ......  100,000      1,162,500
    Olin Corp. ......................   35,000      2,598,750
    Vigoro Corp. ....................   50,000      3,087,500
                                                   ----------
                                                   10,971,250
                                                   ----------
COMPUTERS -- 1.8%
    Honeywell, Inc. .................   30,000      1,458,750
    International Business Machines
      Corp. .........................   18,000      1,651,500
                                                   ----------
                                                    3,110,250
                                                   ----------
CONGLOMERATES -- 0.8%
    Tenneco, Inc. ...................   30,000      1,488,750
                                                   ----------
ELECTRICAL EQUIPMENT -- 1.1%
    General Electric Co. ............   27,000      1,944,000
                                                   ----------

                                       SHARES       VALUE
                                       -------   ------------
ELECTRONICS -- 1.2%
    Hewlett-Packard Co. .............   15,000   $  1,256,250
    Intel Corp. .....................   15,000        851,250
                                                   ----------
                                                    2,107,500
                                                   ----------
ENGINEERING & CONSTRUCTION -- 2.0%
    Fluor Corp. .....................   14,000        924,000
    Foster Wheeler Corp. ............   60,000      2,550,000
                                                   ----------
                                                    3,474,000
                                                   ----------
ENTERTAINMENT -- 1.5%
    Time Warner, Inc. ...............   25,000        946,875
    Walt Disney Co. .................   30,000      1,770,000
                                                   ----------
                                                    2,716,875
                                                   ----------
FINANCIAL-BANK & TRUST -- 3.9%
    Bank of New York Co., Inc. ......   20,000        975,000
    Chase Manhattan Corp. ...........   30,000      1,818,750
    Citicorp.........................   15,000      1,008,750
    Mellon Bank Corp. ...............   30,000      1,612,500
    NDB Bancorp, Inc. ...............   36,200      1,429,900
                                                   ----------
                                                    6,844,900
                                                   ----------
FINANCIAL SERVICES -- 2.2%
    American Express Co. ............   20,000        827,500
    Beneficial Corp. ................   15,000        699,375
    H&R Block, Inc. .................   60,000      2,430,000
                                                   ----------
                                                    3,956,875
                                                   ----------
FOODS -- 2.6%
    General Mills, Inc. .............   25,000      1,443,750
    Heinz, H.J. Co. .................   33,000      1,093,125
    Philip Morris Companies, Inc. ...   15,000      1,357,500
    Quaker Oats Co. .................   20,000        690,000
                                                   ----------
                                                    4,584,375
                                                   ----------
HOTELS & MOTELS -- 0.8%
    Hilton Hotels Corp. .............   23,000      1,414,500
                                                   ----------
INSURANCE -- 2.1%
    Allmerica Property & Casualty,
      Inc. ..........................   80,000      2,160,000
    Ohio Casualty Corp. .............   40,000      1,550,000
                                                   ----------
                                                    3,710,000
                                                   ----------
MANUFACTURING -- 2.3%
    Allied-Signal, Inc. .............   25,000      1,187,500
    Eastman Kodak Co. ...............   25,000      1,675,000
    Whitman Corp. ...................   50,000      1,162,500
                                                   ----------
                                                    4,025,000
                                                   ----------
MEDICAL -- 0.6%
    Baxter International, Inc. ......   25,000      1,046,875
                                                   ----------
MEDICAL PRODUCTS -- 1.3%
    Becton Dickinson & Co. ..........   30,000      2,250,000
                                                   ----------

AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                       -------   ------------
METALS & MINING -- 0.8%
    ASARCO, Inc. ....................   25,000   $    800,000
    Newmont Mining Corp. ............   12,994        587,979
                                                   ----------
                                                    1,387,979
                                                   ----------
MISCELLANEOUS -- 0.8%
    Service Corp. International......   32,000      1,408,000
                                                   ----------
OIL -- 3.0%
    Amoco Corp. .....................   14,000      1,006,250
    Atlantic Richfield Co. ..........    8,000        886,000
    Chevron Corp. ...................   20,000      1,050,000
    Exxon Corp. .....................   12,000        961,500
    Mobil Corp. .....................   12,000      1,344,000
                                                   ----------
                                                    5,247,750
                                                   ----------
OIL & GAS -- 0.5%
    Sonat, Inc. .....................   25,000        890,625
                                                   ----------
OIL EQUIPMENT & SERVICES -- 3.8%
    Dresser Industries, Inc. ........   70,000      1,706,250
    Halliburton Co. .................   35,000      1,771,875
    Schlumberger LTD. ...............   11,000        761,750
    Union Pacific Resources Group....  100,000      2,537,500
                                                   ----------
                                                    6,777,375
                                                   ----------
PAPER & FOREST PRODUCTS -- 0.5%
    Champion International Corp. ....   20,000        840,000
                                                   ----------
PHARMACEUTICALS -- 2.6%
    Abbott Laboratories..............   20,000        835,000
    American Home Products Corp. ....   15,000      1,455,000
    Pharmacia & Upjohn, Inc. ........   58,000      2,247,500
                                                   ----------
                                                    4,537,500
                                                   ----------
PUBLISHING -- 0.7%
    R.R. Donnelley & Sons Co. .......   30,000      1,181,250
                                                   ----------
RAILROADS -- 2.8%
    Canadian National Railways*......   35,550        533,250
    Illinois Central Corp. ..........   25,000        959,375
    Kansas City Southern Industries,
      Inc. ..........................   40,000      1,830,000
    Union Pacific Corp. .............   25,000      1,650,000
                                                   ----------
                                                    4,972,625
                                                   ----------
REAL ESTATE -- 1.2%
    Patriot American Hospitality.....   80,000      2,060,000
                                                   ----------
RETAIL FOOD CHAINS -- 0.5%
    Albertson's, Inc. ...............   30,000        986,250
                                                   ----------
RETAIL-SPECIALTY -- 1.5%
    Jostens, Inc. ...................   30,000        727,500
    Limited, Inc. ...................   60,000      1,042,500
    Melville Corp. ..................   30,000        922,500
                                                   ----------
                                                    2,692,500
                                                   ----------
TELECOMMUNICATIONS -- 4.9%
    AT&T Corp. ......................   40,000      2,590,000
    Bell Atlantic Corp. .............   15,000      1,003,125
    GTE Corp. .......................   20,000        880,000
    NYNEX Corp. .....................   25,000      1,350,000
    U.S. West, Inc. .................   80,000      2,860,000
                                                   ----------
                                                    8,683,125
                                                   ----------

                                       SHARES       VALUE
                                       -------   ------------
TRANSPORTATION -- 0.2%
    Overseas Shipholding Group,
      Inc. ..........................   17,000   $    323,000
                                                   ----------
TOTAL COMMON STOCK
  (COST $97,722,347).................             113,894,067
                                                   ----------
PREFERRED STOCK -- 0.6%
GOLD MINING
    Amax Gold, Inc. $3.75 Cl-B
      (COST $996,575)................   20,000      1,090,000
                                                   ----------
AMERICAN DEPOSITORY RECEIPTS -- 0.8%
ELECTRONICS -- 0.4%
    Nokia Corp. C1-A ................   20,000        777,500
                                                   ----------
TELECOMMUNICATIONS -- 0.4%
    Cable & Wireless PLC.............   30,000        633,750
                                                   ----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $1,830,404)..................               1,411,250
                                                   ----------

                                           PAR
                               MATURITY   (000)
                               --------   ------
CORPORATE BONDS -- 12.8%
AIRLINES -- 0.3%
    Delta Air Lines, Inc.
      9.30%................... 01/02/11   $  500        592,125
                                                   ------------
BROADCASTING -- 1.8%
    Allbritton Communications
      Co., Senior Subordinate
      Notes
      11.50%.................. 08/15/04    1,000      1,055,000
    Benedek Broadcast Corp.,
      Senior Secured Notes
      11.88%.................. 03/01/05      500        525,000
    Granite Broadcasting
      Corp., Senior
      Subordinate Notes
      10.38%.................. 05/15/05    1,000      1,030,000
    Outlet Broadcasting, Inc.
      10.88%.................. 07/15/03      500        560,000
                                                   ------------
                                                      3,170,000
                                                   ------------
CABLE TELEVISION -- 2.2%
    Cablevision Industries,
      Debentures Cl-B
      9.25%................... 04/01/08    1,000      1,070,000

AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------   ------   ------------
CABLE TELEVISION (CONT'D)
    Century Communications
      11.88%.................. 10/15/03   $1,000   $  1,076,250
    Diamond Cable Co.
      5.75%................... 12/15/05    2,000      1,165,000
    Marcus Cable Co.
      5.24%................... 12/15/05      900        612,000
                                                   ------------
                                                      3,923,250
                                                   ------------
CAPITAL GOODS -- 0.2%
    Jones Intercable, Senior
      Subordinate Debentures
      10.50%.................. 03/01/08      250        273,750
                                                   ------------
CHEMICALS -- 0.6%
    Rexene Corp.
      11.75%.................. 12/01/04      500        528,750
    Sifto Canada, Inc.
      8.50%................... 07/15/00      500        482,500
                                                   ------------
                                                      1,011,250
                                                   ------------
ENTERTAINMENT -- 0.9%
    Viacom, Inc., Subordinate
      Debentures
      8.00%................... 07/07/06    1,500      1,533,750
                                                   ------------
FINANCE -- 1.2%
    Associates Corp. of North
      America
      8.55%................... 07/15/09      425        510,531
    Empress River Casino
      10.75%.................. 04/01/02      500        516,250
    General Motors Acceptance
      Corp.
      7.13%................... 06/01/99      500        520,625
    Tembec Finance
      9.88%................... 09/30/05      500        495,000
                                                   ------------
                                                      2,042,406
                                                   ------------
HEALTHCARE -- 0.6%
    Tenet Healthcare Corp.
      9.63%................... 09/01/02      500        551,250
      8.63%................... 12/01/03      500        525,625
                                                   ------------
                                                      1,076,875
                                                   ------------
INDUSTRIAL -- 0.8%
    Crown Paper Co.
      11.00%.................. 09/01/05      500        438,750
    Lenfest Communications,
      Inc., Senior Notes
      8.38%................... 11/01/05    1,000      1,006,250
                                                   ------------
                                                      1,445,000
                                                   ------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------   ------   ------------
OIL & GAS -- 0.3%
    Transtexas Gas
      11.50%.................. 06/15/02   $  500   $    515,000
                                                   ------------
PAPER & PAPER PRODUCTS -- 0.3%
    Repap New Brunswick
      10.63%.................. 04/15/05      500        491,875
                                                   ------------
PUBLISHING -- 0.8%
    News America Holdings
      8.50%................... 02/15/05    1,000      1,128,750
      8.50%................... 02/23/25      250        289,375
                                                   ------------
                                                      1,418,125
                                                   ------------
RAILROADS -- 0.6%
    Southern Pacific Railroad,
      Senior Notes
      9.38%................... 08/15/05    1,000      1,091,250
                                                   ------------
RECREATIONAL -- 0.1%
    United Artists Theatre
      11.50%.................. 05/01/02      175        187,688
                                                   ------------
RETAIL DRUGS -- 0.4%
    Revco D.S., Inc.
      9.13%................... 01/15/00      650        699,563
                                                   ------------
TELECOMMUNICATIONS -- 0.5%
    Centennial Cellular,
      Senior Notes
      8.88%................... 11/01/01    1,000        980,000
                                                   ------------
TRANSPORTATION -- 0.6%
    Overseas Shipholding
      Group, Inc.
      8.00%................... 12/01/03    1,000      1,033,521
                                                   ------------
UTILITIES -- 0.6%
    Commonwealth Edison Corp.
      8.38%................... 10/15/06    1,000      1,132,500
                                                   ------------
TOTAL CORPORATE BONDS
  (COST $22,023,553)..........                       22,617,928
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.9%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 4.9%
    6.50%..................... 06/01/10      949        955,734
    7.50%..................... 07/01/09      889        915,498
    6.50%..................... 10/01/10    1,948      1,960,956
    6.50%..................... 11/01/10    1,954      1,967,223
    7.00%..................... 04/01/24      968        977,949
    7.00%..................... 07/01/24      873        882,215
    8.00%..................... 12/01/24      930        964,500
                                                   ------------
                                                      8,624,075
                                                   ------------

AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------   ------   ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 1.0%
    7.50%..................... 10/15/23   $1,797   $  1,849,890
                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $9,990,980)...........                       10,473,965
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 9.9%
U.S. TREASURY BONDS -- 2.8%
    7.63%..................... 02/15/25    4,000      4,889,200
                                                   ------------
U.S. TREASURY NOTES -- 7.1%
    5.38%..................... 11/30/97    3,000      3,010,350
    5.88%..................... 06/30/00    1,000      1,021,520
    6.50%..................... 05/15/05    8,000      8,518,639
                                                   ------------
                                                     12,550,509
                                                   ------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $16,864,826)..........                       17,439,709
                                                   ------------
COMMERCIAL PAPER -- 2.0%
    General Electric Capital
      Corp.
      5.91%
        (COST $3,500,000)..... 01/04/96    3,500      3,500,000
                                                   ------------

                                       SHARES        VALUE
                                     ----------   ------------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 2.4%
    Temporary Investment Cash
      Fund.........................   2,157,381   $  2,157,381
    Temporary Investment Fund......   2,157,381      2,157,381
                                                  ------------
      (COST $4,314,762)............                  4,314,762
                                                  ------------
TOTAL INVESTMENTS
  (COST $157,243,447**) -- 98.9%...                174,741,681
OTHER ASSETS LESS
  LIABILITIES -- 1.1%..............                  1,974,186
                                                  ------------
NET ASSETS -- 100.0%...............               $176,715,867
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is
as follows:
    Gross appreciation.........................    $18,956,413
    Gross depreciation.........................     (1,458,179)
                                                    ----------
    Net appreciation...........................    $17,498,234
                                                    ----------
                                                    ----------

--------------------------------------------------------------------------------

 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
COMMON STOCK -- 82.5%
AUTOMOTIVE PARTS-EQUIPMENT -- 0.3%
    Top Source Technologies,
      Inc.*.........................    46,000    $   322,000
                                                  -----------
BROADCASTING -- 1.2%
    Comcast U.K. Cable Partners*....    45,000        562,500
    SFX Broadcasting Cl-A*..........    18,700        565,675
                                                  -----------
                                                    1,128,175
                                                  -----------
BUILDING & BUILDING SUPPLIES -- 1.6%
    Harsco Corp.....................    25,000      1,453,125
                                                  -----------
BUSINESS SERVICES -- 0.5%
    Norrell Corp....................    17,000        499,375
                                                  -----------
COMMERCIAL SERVICES -- 2.1%
    Medaphis Corp.*.................    32,000      1,184,000
    Meta Group, Inc.................    22,875        700,547
                                                  -----------
                                                    1,884,547
                                                  -----------
COMMUNICATION EQUIPMENT -- 0.6%
    Anadigics, Inc.*................    26,000        552,500
                                                  -----------
COMPUTER SERVICES &
  SOFTWARE -- 17.6%
    Adobe Systems, Inc..............    13,000        806,000
    Astea International, Inc.*......    29,800        681,675
    Avant Corp......................    39,450        759,413
    Broadway & Seymour, Inc.*.......    18,175        295,344
    Computron Software, Inc.*.......    41,300        743,400
    Dendrite International, Inc.*...    62,075      1,117,350
    Dialogic Corp...................    12,000        462,000
    Eagle Point Software Corp.*.....    32,200        692,300
    Geoworks........................    49,100        932,900
    GT Interactive Software.........    43,750        612,500
    HCIA, Inc.*.....................    27,500      1,285,625
    Informix Corp.*.................    19,500        585,000
    Madge NV........................    25,000      1,118,750
    Manugistics Group, Inc..........    10,425        153,769
    Network General Corp.*..........    23,000        767,625
    Parametric Technology Corp.*....    14,000        931,000
    Platinum Technology.............    25,500        468,563
    PRI Automation, Inc.*...........    22,750        799,094
    Scopus Technology, Inc..........    18,125        457,656
    7th Level, Inc..................    18,000        252,000
    Symantec Corp...................    23,000        534,750
    Sync Research, Inc..............     8,650        391,413
    Triple P NV.....................    46,700        467,000
    Wonderware Corp.................    34,700        594,238
                                                  -----------
                                                   15,909,365
                                                  -----------
COMPUTERS -- 6.3%
    Alantec Corp.*..................    28,000      1,631,000
    Computervision Corp.............    55,000        845,625
    Gandalf Technologies, Inc.*.....    31,000        527,000
    Mylex Corp......................    40,250        769,781
    Printronix, Inc.*...............    21,850        305,900

                                       SHARES        VALUE
                                       -------    -----------
    Radisys Corp....................    46,900    $   551,075
    Stormedia, Inc.*................    27,800      1,014,700
                                                  -----------
                                                    5,645,081
                                                  -----------
CONSUMER GOODS & SERVICES -- 0.9%
    Quicksilver, Inc.*..............    25,000        854,688
                                                  -----------
ELECTRICAL EQUIPMENT -- 2.2%
    Microchip Technology, Inc.*.....    23,050        841,325
    Sanmina Holdings*...............    22,325      1,158,109
                                                  -----------
                                                    1,999,434
                                                  -----------
ELECTRICAL MACHINERY -- 0.5%
    Tegal Corp......................    40,525        415,381
                                                  -----------
ELECTRONICS -- 7.4%
    Altera Corp.*...................     7,000        348,250
    DSP Group, Inc.*................    54,700        629,050
    LAM Research Corp.*.............    10,000        457,500
    LSI Logic Corp.*................    15,000        491,250
    Maxim Integrated Products,
      Inc.*.........................    33,000      1,270,500
    Orbit Semiconductor, Inc.*......    43,175        420,956
    Speedfam International, Inc.....    65,250        734,063
    Tencor Instruments..............    19,075        464,953
    Teradyne, Inc.*.................    25,000        625,000
    Tylan General, Inc..............    69,000        845,250
    Vitesse Semiconductor, Inc......    31,000        395,250
                                                  -----------
                                                    6,682,022
                                                  -----------
ENTERTAINMENT -- 1.1%
    Anchor Gaming*..................    16,275        370,256
    Movie Gallery, Inc.*............    11,900        362,950
    WMS Industries, Inc.*...........    16,000        262,000
                                                  -----------
                                                      995,206
                                                  -----------
ENVIRONMENTAL CONTROL -- 0.8%
    United Waste Systems............    20,000        745,000
                                                  -----------
FINANCIAL SERVICES -- 2.1%
    Banco Latinoamericano de
      Exportaciones SA..............    24,000      1,116,000
    Credit Acceptance Corp..........    20,075        416,556
    Mercury Finance Co..............    30,000        397,500
                                                  -----------
                                                    1,930,056
                                                  -----------
FOOD PRODUCTS -- 0.3%
    General Nutrition
      Companies, Inc.*..............    10,000        230,000
                                                  -----------
FUNERAL SERVICES -- 0.6%
    Loewen Group, Inc...............    22,125        560,039
                                                  -----------
HEALTHCARE -- 0.8%
    Healthsource, Inc.*.............    20,000        720,000
                                                  -----------
HOME FURNISHINGS &
  HOUSEWARES -- 0.1%
    Catalina Lighting, Inc.*........    18,025         87,872
                                                  -----------
HOTELS & GAMING -- 1.5%
    Trump Hotels & Casino Resort*...    61,700      1,326,550
                                                  -----------

AMERICAN SKANDIA TRUST
FOUNDERS CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
INSURANCE -- 0.7%
    HCC Insurance Holdings, Inc.*...    18,000    $   666,000
                                                  -----------
INSURANCE-LIFE -- 1.0%
    Reliastar Financial Corp........    20,000        887,500
                                                  -----------
LEISURE TIME -- 0.2%
    Golf Enterprises, Inc...........    30,000        217,500
                                                  -----------
MANUFACTURING -- 4.1%
    Asyst Technologies, Inc.*.......    45,900      1,617,975
    Authentic Fitness Corp..........    40,000        830,000
    Plantronics, Inc.*..............    14,000        505,750
    Wolverine World Wide, Inc.......    22,500        708,750
                                                  -----------
                                                    3,662,475
                                                  -----------
MEDICAL & MEDICAL SERVICES -- 4.6%
    Gulf South Medical Supply*......    30,000        907,500
    Horizon Healthcare Corp.*.......    29,725        750,556
    Multicare Companies, Inc.*......    36,000        864,000
    Orthodontic Centers of America,
      Inc.*.........................    16,000        772,000
    Sola International, Inc.........    33,000        833,250
                                                  -----------
                                                    4,127,306
                                                  -----------
OIL & GAS -- 1.3%
    Seitel, Inc.*...................    32,300      1,142,613
                                                  -----------
OIL & GAS-EQUIPMENT &
  SERVICES -- 1.0%
    Falcon Drilling Co., Inc.*......    60,000        900,000
                                                  -----------
PHARMACEUTICALS -- 1.9%
    Pharmaceutical Resources,
      Inc.*.........................    35,900        269,250
    Watson Pharmaceuticals, Inc.*...    30,000      1,470,000
                                                  -----------
                                                    1,739,250
                                                  -----------
PUBLISHING -- 0.2%
    Desktop Data, Inc.*.............     9,500        232,750
                                                  -----------
RESTAURANTS -- 0.6%
    Doubletree Corp.*...............    21,400        561,750
                                                  -----------
RETAIL -- 7.2%
    Creative Computers Corp.*.......    64,350      1,174,388
    Henry Schein, Inc...............    31,200        920,400
    Insight Enterprises, Inc........    43,000        537,500
    Maxim Group.....................    26,475        357,413
    Officemax, Inc.*................    21,840        488,670
    Proffitt's, Inc.*...............    26,975        708,094
    The Sports Authority, Inc.*.....    19,200        391,200
    Tiffany & Co. (New).............     9,000        454,500
    Trend-Lines, Inc. Cl-A*.........    55,000        550,000
    U.S. Office Products Co.*.......    41,500        944,125
                                                  -----------
                                                    6,526,290
                                                  -----------
TELECOMMUNICATIONS -- 3.9%
    Arch Communications
      Group, Inc....................    20,000        480,000
    Frontier Corp...................    32,000        960,000

                                       SHARES        VALUE
                                       -------    -----------
    Intermedia Communications of
      Florida, Inc.*................    32,000    $   560,000
    LCI International, Inc.*........    48,250        989,125
    Worldcom, Inc.*.................    15,000        528,750
                                                  -----------
                                                    3,517,875
                                                  -----------
TELECOMMUNICATIONS-EQUIPMENT -- 1.9%
    Inter-Tel, Inc. Cl-A............    55,125        847,547
    Periphonics Corp................    30,000        832,500
                                                  -----------
                                                    1,680,047
                                                  -----------
TEXTILES -- 3.1%
    Nautica Enterprises, Inc.*......    30,000      1,312,500
    Supreme International Corp......    42,000        672,000
    Warnaco Group, Inc. Cl-A........    31,000        775,000
                                                  -----------
                                                    2,759,500
                                                  -----------
TRANSPORTATION -- 2.0%
    Mark VII, Inc.*.................    30,000        474,375
    Western Pacific Airlines,
      Inc...........................    23,150        387,763
    Wisconsin Central Transport
      Corp.*........................    14,775        971,456
                                                  -----------
                                                    1,833,594
                                                  -----------
TRUCKING -- 0.3%
    Celadon Group, Inc.*............    28,000        252,000
                                                  -----------
TOTAL COMMON STOCK
  (COST $62,330,368)................               74,646,866
                                                  -----------
AMERICAN DEPOSITORY RECEIPTS -- 0.7%
DRUGS
    Teva Pharmaceutical
      Industries LTD.
        (COST $304,524).............    13,000        602,875
                                                  -----------
FOREIGN STOCKS -- 4.7%
BROADCASTING -- 0.9%
    Flextech PLC -- (UK)*...........   107,000        784,248
                                                  -----------
GLASS-PRODUCTS -- 0.9%
    Hoya Corp. -- (JPN).............    25,000        858,982
                                                  -----------
MANUFACTURING -- 0.7%
    Hunter Douglas -- (NETH)........    13,356        619,235
                                                  -----------
RESTAURANTS -- 0.7%
    J.D. Wetherspoon -- (UK)........    60,000        598,155
                                                  -----------
RETAIL-MERCHANDISING -- 0.8%
    Next PLC Ord. -- (UK)...........   100,000        708,097
                                                  -----------
TRANSPORTATION-EQUIPMENT -- 0.7%
    IHC Caland -- (NETH)............    20,000        673,023
                                                  -----------
TOTAL FOREIGN STOCKS
  (COST $3,501,612).................                4,241,740
                                                  -----------

AMERICAN SKANDIA TRUST
FOUNDERS CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)        VALUE
                              --------    ------    -----------
COMMERCIAL PAPER -- 10.5%
    Allergan, Inc.
      5.82%................   01/02/96    $  440    $   439,929
    American General
      Finance Corp.
      5.63%................   01/02/96       955        954,851
    Ciesco, LP
      5.75%................   01/04/96     1,365      1,364,346
    Ford Motor Credit Co.
      5.77%................   01/11/96       985        983,421
    General Electric
      Capital Corp.
      5.80%................   01/03/96       935        934,699
    Pacific Bell
      5.80%................   01/08/96     1,000        998,867
    PHH Corp.
      5.85%................   01/10/96     1,540      1,537,748

                                           PAR
                              MATURITY    (000)        VALUE
                              --------    ------    -----------
    Raytheon Co.
      5.65%................   01/05/96    $1,115    $ 1,114,300
    Texaco, Inc.
      5.80%................   01/09/96     1,200      1,198,453
                                                    -----------
TOTAL COMMERCIAL PAPER
  (COST $9,526,614)........                           9,526,614
                                                    -----------
TOTAL INVESTMENTS
  (COST $75,663,118 **) -- 98.4%......               89,018,095
OTHER ASSETS LESS
  LIABILITIES -- 1.6%.................                1,441,611
                                                    -----------
NET ASSETS -- 100.0%..................              $90,459,706
                                                    ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..........................    $17,000,989
    Gross depreciation..........................     (3,646,012)
                                                    -----------
    Net appreciation............................    $13,354,977
                                                    ===========
COUNTRY ABBREVIATIONS
----------------------------------------------------------
JPN - Japan
NETH - Netherlands
UK - United Kingdom

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
FOREIGN STOCKS -- 84.9%
ARGENTINA -- 0.1%
    Compania Naviera Perez Compac
      S.A.C.F.I.M.F.A...............    35,014    $    185,574
    Sociedad Comercial del Plata*...    14,380          38,107
    Telecom Argentina Stet-Fran Tel
      SA Cl-B.......................    10,450          49,324
                                                   -----------
                                                       273,005
                                                   -----------
AUSTRALIA -- 1.7%
    Amcor LTD. .....................    21,000         148,426
    Australian Gas Light Co. .......   104,321         391,951
    Broken Hill Proprietary Co.
      LTD. .........................    32,747         462,907
    Burns Philip & Co. LTD. ........    78,783         176,428
    Coca-Cola Amatil LTD. ..........    22,251         177,631
    Fletcher Challenge Forest
      Division LTD. ................     1,702           2,406
    Lend Lease Corp. ...............    19,486         282,700
    News Corp. .....................    45,228         241,602
    Publishing & Broadcasting.......    49,300         172,024
    Sydney Harbour Casino
      Holdings*.....................    88,000         111,301
    Tab Corp. ......................    71,000         200,729
    TNT LTD., Convertible
      PFD. Cl-A.....................   150,000         213,154
    Westpac Banking Corp. ..........    71,000         314,828
    WMC LTD. .......................    34,377         220,979
    Woodside Petroleum LTD. ........    52,000         266,171
                                                   -----------
                                                     3,383,237
                                                   -----------
AUSTRIA -- 0.2%
    Creditanstalt-Bankverein
      PFD. .........................     1,600          82,222
    Energie Versorgung Nieder.......       520          71,448
    Flughafen Wien AG...............     1,581         105,086
    Oesterreichsche Elektrizitats...     1,800         108,214
                                                   -----------
                                                       366,970
                                                   -----------
BELGIUM -- 1.0%
    Generale de Banque SA...........     1,330         470,647
    Kredietbank NV..................     3,370         920,859
    Societe Generale de Belgique....       220          18,184
    U.C.B. NPV......................       474         630,310
                                                   -----------
                                                     2,040,000
                                                   -----------
BRAZIL -- 0.3%
    Brazil Fund, Inc.***............    29,290         618,751
                                                   -----------
CANADA -- 0.3%
    Alcan Aluminum LTD. ............    13,510         418,724
    Macmillan Bloedel LTD. .........     8,290         102,471
    Royal Bank of Canada............     5,140         119,069
                                                   -----------
                                                       640,264
                                                   -----------
CHILE -- 0.5%
    Five Arrows Chile Investment
      Trust***......................   118,730         351,440
    Genesis Chile Fund***...........     9,350         378,675
    The Chile Fund***...............     9,294         241,644
                                                   -----------
                                                       971,759
                                                   -----------

                                      SHARES         VALUE
                                     ---------    ------------
DENMARK -- 0.2%
    Den Danske Bank AB..............     3,630    $    250,354
    Teledanmark Cl-B................     1,180          64,383
    Unidanmark......................     3,310         163,912
                                                   -----------
                                                       478,649
                                                   -----------
FINLAND -- 0.1%
    Nokia Series PFD. Cl-A..........     7,004         275,446
                                                   -----------
FRANCE -- 7.0%
    Accor...........................     4,480         579,953
    Assurances Generales de
      France........................     6,123         205,038
    Carrefour Supermarch SA.........     2,035       1,234,504
    Castorama Duois Investisse......     1,996         326,859
    Charguers SA....................     2,344         466,646
    Cie des Gaz Petrole.............     2,392         189,992
    Cie des Gaz Petrole
      (Warrants)*...................       217           1,850
    Credit Local Ord. ..............     1,928         154,319
    Ecco Ste Ord. ..................     3,904         590,682
    Generale des Eaux...............    17,980       1,794,879
    GTM Entrepose SA................     2,500         175,345
    Guilbert SA.....................     1,480         173,762
    Hermes International............       152          28,553
    L'Oreal.........................       870         232,888
    LaFarge-Coppee SA...............     6,641         427,817
    Lapeyre.........................     5,525         275,263
    Legrand.........................     2,600         401,348
    Louis Vuitton Moet Hennessy.....     4,430         922,634
    Pinault Printemps Redoute.......     3,763         750,679
    Poliet-Ex Lambert Freres........     4,950         402,064
    Rexel...........................     1,175         198,412
    Sanofi SA.......................     2,527         161,965
    Societe Generale................     1,470         181,593
    Societe Nationale Elf
      Aquitaine.....................     7,780         573,154
    Sodexho SA......................     1,150         338,132
    St. Gobain*.....................     8,260         914,124
    Television Francais.............    10,240       1,097,703
    Total Cl-B......................     8,910         601,277
    Valeo...........................     7,504         347,505
                                                   -----------
                                                    13,748,940
                                                   -----------
GERMANY -- 4.1%
    Allianz Holdings Reg'd. ........       581       1,140,773
    Altana AG.......................       362         210,759
    Ava Allgemeine Handels
      Der Verbrau...................       130          43,962

AMERICAN SKANDIA TRUST
T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
GERMANY (CONT'D)
    Bayer AG........................     2,878    $    764,149
    Bilfinger & Berger Bau AG.......       630         239,402
    Buderus AG......................       407         158,918
    Deutsche Bank AG................    10,210         484,801
    Fielmann AG PFD. ...............     1,348          69,740
    Gehe AG*........................     1,664         852,768
    Gehe AG (New)*..................       406         202,547
    Hoechst AG......................       742         201,771
    Hornbach Baumarkt AG............     1,300          55,927
    Hornbach Holding AG PFD. .......     3,350         284,500
    Krones AG PFD. .................       456         184,409
    Mannesmann AG...................     1,748         556,381
    Praktiker Bau Und Heimwerker
      Market*.......................     3,779         108,559
    Rhoen-Klinicum AG...............     5,760         572,305
    Schering AG.....................     6,473         430,119
    Siemens AG......................       326         179,116
    Veba AG.........................    18,060         773,173
    Veba AG (Warrants)*.............     1,220         194,373
    Volkswagen AG...................     1,095         367,240
    Volkswagen International Finance
      (Warrants)*...................       370          31,216
                                                   -----------
                                                     8,106,908
                                                   -----------
HONG KONG -- 4.0%
    Dao Heng Bank Group.............   117,000         420,646
    First Pacific Co. ..............   638,845         710,525
    Guangdong Investment LTD. ......   589,000         354,204
    Guangzhou Investment Co.
      LTD. ......................... 1,828,000         349,884
    Guoco Group LTD. ...............   150,000         723,579
    Hong Kong Land Holdings.........   595,831       1,102,287
    Hutchison Whampoa LTD. .........   260,000       1,583,726
    Maanshan Iron and Steel.........   710,000          99,167
    Shanghai Petrochemical Co.
      LTD. ......................... 1,060,000         305,015
    Swire Pacific LTD. Cl-A.........    92,000         713,879
    Wharf Holdings..................   383,000       1,275,445
    Yizheng Chemical Fibre Co. .....   822,000         184,972
                                                   -----------
                                                     7,823,329
                                                   -----------
ITALY -- 1.8%
    Assicurazioni Generali..........    30,756         744,456
    Banca Fideuram SPA..............   126,770         146,442
    Danieli & Co. ..................    14,954          40,480
    Danieli & Co. (Warrants)*.......       875             457
    Ente Nazionale
      Idrocarburi (ENI)*............    49,000         171,199
    Instituto Mobiliare Italiano....    13,000          81,838
    Instituto National
      Assicurazioni.................    57,480          76,170
    Italgas Ord. ...................    61,936         188,323
    Mondadori (Arnoldo)
      Editore SPA...................    13,399         116,066
    Ras Ord. .......................     2,410          27,377
    Rinascente......................    22,800         137,934

                                      SHARES         VALUE
                                     ---------    ------------
    Sasib di Risp...................    47,260    $    115,435
    Sasib SPA.......................    13,598          59,922
    SME (Meridionale di
      Finanziara)...................    36,752          75,077
    Stet di Risp....................    73,220         149,344
    Stet Ord. ......................   156,480         442,301
    Stet (Warrants)*................     1,000          14,920
    Telecom Italia Mobile*..........   199,773         351,505
    Telecom Italia SPA..............   268,453         417,425
    Telecom Italia SPA di Risp......   100,718         123,131
    Union Cem March Emil SPA*.......     8,642          46,515
                                                   -----------
                                                     3,526,317
                                                   -----------
JAPAN -- 21.8%
    Advantest Co. LTD. .............     4,000         205,188
    Alps Electric Co. LTD. .........    31,000         357,046
    Amada Co. ......................    65,000         641,696
    Canon, Inc. ....................    72,000       1,303,136
    Citizen Watch Co. ..............    34,000         259,969
    Dai Ichi Seiyaku................    59,000         839,431
    Dai Nippon Screen
      Manufacturing.................    57,000         499,826
    Daifuku Co. LTD. ...............    14,000         197,832
    Daiwa House Industry Co. .......    69,000       1,135,308
    DDI Corp. ......................        45         348,432
    East Japan Railway Co. .........       185         898,858
    Fanuc Co. ......................    16,000         692,218
    Hitachi LTD. ...................   100,000       1,006,581
    Hitachi Zosen Corp. ............    96,000         497,096
    Honda Motor Co. LTD. ...........    23,000         474,158
    Inax............................    32,000         303,523
    Ishihara Sangyo Kaisha LTD.*....    36,000         116,725
    Ito-Yokado Co. LTD. ............    21,000       1,292,683
    Kokuyo Co. LTD. ................    28,000         650,407
    Komatsu LTD. ...................    77,000         633,469
    Komori Corp. ...................    22,000         553,620
    Kumagai Gumi Co. ...............    60,000         240,999
    Kuraray Co. LTD. ...............    59,000         645,277
    Kyocera.........................    22,000       1,633,178
    Makita Electric Corp. ..........    43,000         686,702
    Matsushita Electric Industrial
      Co. ..........................    65,000       1,056,911
    Mauri Co. ......................    49,000       1,019,648
    Mitsubishi Corp. ...............    42,000         516,260
    Mitsubishi Heavy Industry.......   183,000       1,457,695
    Mitsubishi Paper Mills LTD. ....    44,000         264,460
    Mitsui Fudosan..................    95,000       1,167,731
    Mitsui Petrochemical
      Industries....................    29,000         237,176
    Murata Manufacturing Co. .......    18,000         662,021
    National House Industrial
      Co. ..........................    18,000         329,268
    NEC Corp. ......................   104,000       1,268,293
    Nippon Hodo.....................    17,000         287,940
    Nippon Steel Corp. .............   350,000       1,199,187
    Nippon Telegraph & Telephone
      Corp. ........................        84         678,862

AMERICAN SKANDIA TRUST
T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
JAPAN (CONT'D)
    Nippondenso Co. LTD. ...........    71,000    $  1,326,268
    Nomura Securities Co. LTD. .....    67,000       1,459,059
    Pioneer Electronic Corp. .......    33,000         603,659
    Sangetsu Co. ...................    11,000         276,810
    Sankyo Pharmaceuticals..........    41,000         920,635
    Sega Enterprises................     6,700         369,628
    Sekisui Chemical Co. LTD. ......    74,000       1,088,657
    Sekisui House...................    53,000         677,120
    Seven Eleven Japan Co. LTD. ....     7,000         493,225
    Sharp Corp. ....................    70,000       1,117,886
    Shin-Etsu Chemical Co. .........    23,000         476,384
    Sony Corp. .....................    18,400       1,102,362
    Sumitomo Corp. .................   108,000       1,097,561
    Sumitomo Electric Industries....   102,000       1,224,158
    Sumitomo Forestry Co. LTD. .....    38,000         581,107
    TDK Corp. ......................    17,000         867,112
    Teijin LTD. ....................   105,000         536,585
    Tokio Marine & Fire
      Insurance Co. ................    31,000         405,052
    Tokyo Electron LTD. ............    12,000         464,576
    Tokyo Steel Manufacturing.......    30,000         551,684
    Toppan Printing Co. LTD. .......    22,000         289,586
    Yurtec Corp. ...................    21,750         381,025
                                                   -----------
                                                    42,568,949
                                                   -----------
KOREA -- 1.3%
    Choung Bank Co. ................    20,000         255,588
    Hanil Bank......................    11,000         126,533
    Hanil Securities Co. ...........    10,060         120,036
    Kookmin Bank*...................    10,739         209,356
    Korea Electric Power Corp. .....    12,600         554,256
    Pohang Iron & Steel Co. ........     6,030         436,631
    Samsung Co. LTD. (New)*.........        60          10,906
    Samsung Electronics Co.*........     1,940         355,155
    Samsung Electronics Co.
      (New)*........................       205          37,263
    Seoul Bank......................    16,000         139,808
    Yukong..........................     5,471         190,370
    Yukong LTD. (1st New)*..........       284           9,845
                                                   -----------
                                                     2,445,747
                                                   -----------
MALAYSIA -- 2.8%
    Affin Holdings Berhad...........   463,000         893,400
    Affin Holdings (Warrants)*......    72,600          47,744
    Berjaya Sports Toto.............   158,000         367,095
    Commerce Asset Holdings Berhad
      (Warrants)*...................    74,000         190,872
    MBF Capital Berhad..............   251,000         254,025
    Multi-Purpose Holdings BHD......   383,000         561,062
    Renong Berhad...................   329,000         487,139

                                      SHARES         VALUE
                                     ---------    ------------
    Technology Resources
      Industry*.....................   408,000    $  1,205,009
    United Engineers................   231,000       1,473,655
                                                   -----------
                                                     5,480,001
                                                   -----------
MEXICO -- 0.6%
    Cemex SA Cl-B...................    39,999         143,633
    Fomento Ecenomico Mexicano SA...    58,849         136,041
    Gruma SA de CV BCP*.............    22,333          63,809
    Grupo Embotellador de Mexico
      Cl-B NPV*.....................    10,080           4,385
    Grupo Embotellador de Mexico SA
      de CV Cl-B/D/L*...............   148,677         249,082
    Grupo Financiero Banamex Cl-B...    90,270         150,528
    Grupo Financiero Banamex Cl-L...       736           1,082
    Grupo Financiero
      Bancomer Cl-L*................     1,725             444
    Grupo Industrial Maseca SA de CV
      Cl-B..........................   156,955          95,804
    Grupo Modelo Cl-C...............    12,116          56,489
    Grupo Sidek SA de CV*...........    36,774          15,760
    Kimberly-Clark de Mexico SA.....    12,254         185,242
                                                   -----------
                                                     1,102,299
                                                   -----------
NETHERLANDS -- 8.9%
    ABN AMRO Holdings NV............    11,880         541,178
    Ahold NV........................     9,340         381,236
    AKZO Nobel NV...................     1,902         219,986
    CSM NV..........................    19,284         841,204
    Elsevier NV.....................   246,049       3,281,267
    Fortis Amev NV..................     7,927         531,035
    Hagemeyer NV....................     4,242         221,524
    ING Groep NV....................    18,540       1,238,542
    Koninklijke Nederland...........    13,138         477,314
    Nutricia Verenigde Bedrijven....     3,480         281,488
    Polygram NV.....................    19,217       1,020,308
    Royal Dutch Petroleum Co. ......    20,836       2,911,093
    Unilever PLC....................     7,150       1,004,752
    Wolters Kluwer..................    47,754       4,517,391
                                                   -----------
                                                    17,468,318
                                                   -----------
NEW ZEALAND -- 0.6%
    Air New Zealand LTD. ...........    57,000         193,638
    Carter Holt Harvey LTD. ........    78,000         168,159
    Fernz Corp. ....................    43,100         113,755
    Fletcher Challenge LTD. ........    49,000         113,001
    Fletcher Challenge
      Forest Division...............   121,952         173,683
    Telecom Corp. of New Zealand
      LTD. .........................    78,000         336,319
                                                   -----------
                                                     1,098,555
                                                   -----------

AMERICAN SKANDIA TRUST
T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
NORWAY -- 1.4%
    Bergesen Cl-A Ord. .............     5,170    $    102,942
    Kvaerner AS.....................     6,050         214,159
    Norsk Hydro AS..................    30,390       1,277,456
    Orkla Cl-A......................    19,470         969,192
    Saga Petroleum..................     8,260         103,119
                                                   -----------
                                                     2,666,868
                                                   -----------
PERU -- 0.0%
    Telefonica de Peru..............    26,690          56,563
                                                   -----------
PORTUGAL -- 0.3%
    Jeronimo Martins................    11,070         614,589
                                                   -----------
SINGAPORE -- 2.5%
    DBS Land........................   101,000         341,380
    Development Bank Singapore
      (Foreign).....................    30,000         373,356
    Far East-Levingston Shipbuilding
      LTD. .........................    30,000         141,069
    Jurong Shipyard.................    33,000         254,349
    Keppel Corp. ...................    20,000         178,193
    Neptune Orient Lines............    76,000          85,448
    Overseas Union Bank
      LTD. (Foreign)................    81,000         558,443
    Overseas Union Enterprises......    50,000         252,793
    Sembawang Shipyard..............    47,000         260,890
    Singapore International
      Airlines......................    28,000         261,349
    Singapore Land..................   106,000         685,829
    Singapore Press Holdings
      (Foreign).....................    21,000         371,235
    Total Access Communications*....    12,000          78,000
    United Industrial Corp. ........   174,000         171,022
    United Overseas Bank LTD. ......    74,400         715,486
    United Overseas Bank LTD.
      (Warrants)*...................    27,092         109,196
                                                   -----------
                                                     4,838,038
                                                   -----------
SPAIN -- 2.2%
    Banco de Santander SA...........    11,626         585,870
    Banco Popular Espanol...........     1,600         296,169
    Centros Comerciales Pryca
      Ord. .........................    20,089         423,058
    Empresa Nacional de
      Electridad....................    18,678       1,061,794
    Fomentos de Construcciones
      y Contra......................     2,730         210,087
    Gas Natural SDG.................     3,088         482,939
    Iberdrola SA....................    46,483         426,944
    Repsol SA.......................    17,044         560,612
    Sevillana de Electricidad.......    28,475         221,957
                                                   -----------
                                                     4,269,430
                                                   -----------
SWEDEN -- 2.0%
    AGA AB Cl-B.....................     2,500          31,432
    ASEA AB Cl-A....................     3,790         367,906
    Astra AB Cl-B...................    40,300       1,595,139

                                      SHARES         VALUE
                                     ---------    ------------
    Atlas Copco AB Cl-B.............    21,740    $    327,188
    Electrolux Co. .................    13,060         535,608
    Esselte.........................     5,800          86,854
    Hennes & Mauritz AB Cl-B........     4,870         271,187
    Sandvik AB Cl-A.................     3,610          63,295
    Sandvik AB Cl-B.................    22,210         389,415
    Scribona Cl-B...................     5,500          58,770
    Stora Kopparbergs Cl-B..........    16,600         198,615
                                                   -----------
                                                     3,925,409
                                                   -----------
SWITZERLAND -- 3.9%
    BBC Brown Boveri AG-Bearer......     1,079       1,253,672
    Ciba Geigy AG...................       570         501,647
    CS Holdings.....................     3,860         395,773
    Nestle SA.......................     1,478       1,635,245
    Roche Holding AG-Genussshein....       215       1,701,097
    Sandoz AG.......................       997         912,886
    Swiss Bank Corp. ...............     1,560         637,094
    Union Bank of Switzerland.......       530         574,439
                                                   -----------
                                                     7,611,853
                                                   -----------
THAILAND -- 0.9%
    Advanced Information Services
      (Foreign).....................    10,400         182,485
    Advanced Information Services
      (Local).......................     8,000         141,644
    Bangkok Bank PLC................    32,500         394,800
    Bank of Ayudhya LTD. ...........    31,600         176,880
    Land and House Public Co. ......     4,400          72,314
    Siam Cement Co. LTD. ...........     3,000         166,256
    Siam Commercial Bank............    22,900         301,818
    Thai Farmer Bank (Foreign)......    24,200         244,017
                                                   -----------
                                                     1,680,214
                                                   -----------
UNITED KINGDOM -- 14.4%
    Abbey National PLC..............   138,000       1,362,899
    Argos PLC.......................    85,160         788,151
    Argyll Group PLC................   121,660         642,324
    Asda Group PLC..................   377,450         647,663
    British Airports Authorities
      PLC...........................    20,440         153,940
    British Gas PLC.................    86,210         340,031
    British Petroleum Co. PLC.......    53,840         450,631
    Cable & Wireless PLC............   138,000         985,745
    Cadbury Schweppes PLC...........   117,456         970,319
    Caradon PLC.....................   181,700         551,606
    Coats Viyella PLC...............    74,270         201,827
    Compass Group PLC...............    56,000         425,665
    East Midlands Electricity PLC...    54,385         563,291
    Electrocomponents PLC...........    35,000         195,658
    GKN PLC.........................    13,000         157,256
    Glaxo Wellcome PLC..............    85,000       1,207,724
    Grand Metropolitan Ord. PLC.....   155,300       1,118,966
    Guinness Ord. ..................   124,640         917,410

AMERICAN SKANDIA TRUST
T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
UNITED KINGDOM (CONT'D)
    Heywood Williams Group Ord. ....    32,010    $    122,278
    Hillsdown Holdings PLC..........    55,160         144,757
    Kingfisher PLC..................   127,950       1,076,880
    Ladbroke Group PLC..............   103,000         234,316
    Laing (John) PLC Cl-A NV........    70,000         301,096
    London Electricity Ord. PLC.....    64,770         577,316
    National Grid PLC*..............    94,011         291,239
    National Westminster Ord. PLC...   228,670       2,304,525
    Rank Organisation PLC Reg'd. ...   113,120         818,565
    Reed International PLC..........   137,370       2,094,744
    Rolls-Royce PLC.................    60,140         176,503
    RTZ Corp. Ord. PLC Reg'd. ......    60,600         880,798
    Sears Holdings PLC..............    44,490          71,849
    Shell Transport & Trading Co.
      Ord. PLC......................   116,000       1,534,706
    Smith David Holdings PLC........    97,900         431,746
    Smithkline Beecham (Units)......   220,220       2,400,609
    Spring Ram Corp. PLC............    12,000           5,031
    T & N Corp. PLC.................   133,680         336,286
    Tesco PLC.......................   102,000         470,418
    Tomkins Ord. PLC................   283,220       1,240,225
    United News and Media PLC.......   105,470         908,975
                                                   -----------
                                                    28,103,968
                                                   -----------
TOTAL FOREIGN STOCKS
  (COST $153,238,339)...............               166,184,376
                                                   -----------
AMERICAN DEPOSITORY RECEIPTS -- 2.8%
    A.F.P. Provida SA...............     1,152          31,824
    Banco de Galicia
      Buenos Aires SA...............     6,207         128,019
    Buenos Aires Embotelladora......     1,535          31,659
    Cemex SA*.......................    50,068         338,741
    Cervecerias Unidas (CCU)........     3,628          84,351
    Cesp-Cia Energetica
      de Sao Paolo*.................     5,020          43,835
    Chilectra Metropolitana SA......     3,196         154,450
    Chilgener SA....................     4,371         109,275
    Cifra SA de CV NPV*.............   432,174         454,215
    Companhia Energetica de Minas
      Geras.........................     6,068         134,230
    Compania de Telefonos
      de Chile SA...................     2,020         167,408
    Electrobras-Centrais Eletr
      Bras..........................    16,358         221,324

                                      SHARES         VALUE
                                     ---------    ------------
    Empresa National
      de Electridad SA..............    14,096    $    320,684
    Enersis SA......................     5,314         151,449
    Enron Global Power & Pipeline...     1,356          33,731
    Huaneng Power
      International, Inc.*..........    35,000         503,125
    Panamerica Beverages, Inc. .....     7,120         227,840
    Repsol SA.......................       110           3,616
    Sociedad Comercial del Plata*...     1,640          43,468
    Telebras........................    23,784       1,126,767
    Telecome Argentina Cl-B.........       941          44,815
    Telecomunicacoes Brasileiras
      SA............................       217          10,449
    Telefonica de Argentina.........    14,780         402,755
    Telekomunikasi Indonesia*.......    16,000         404,000
    Uniao Siderurgicas de Minas
      Gerais SA.....................    23,370         189,951
                                                   -----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $6,564,517).................                 5,361,981
                                                   -----------
AMERICAN DEPOSITORY SECURITIES -- 0.6%
    Banco Frances del Rio de la
      Plata.........................     2,643          71,031
    Sociedad Anoni..................    13,600         294,100
    Telefonos de Mexico SA..........    22,584         719,865
    Transportadora de Gas del Sur...     2,632          33,887
    Usinas Siderurgicas de Minas
      Gerais SA.....................    11,100          90,221
                                                   -----------
TOTAL AMERICAN DEPOSITORY SECURITIES
  (COST $1,196,437).................                 1,209,104
                                                   -----------
GLOBAL DEPOSITORY RECEIPTS -- 0.4%
    Grupo Televisia.................    12,639         284,378
    Samsung Electronics def
      del (New)*....................        92           8,878
    Samsung Electronics def del*....        62           5,983
    Samsung Electronics N/V*........     6,000         360,000
    Samsung Electronics Rfd.*.......       593          35,580
    Samsung Electronics
      Rfd. (New)*...................        11           1,062
                                                   -----------
TOTAL GLOBAL DEPOSITORY RECEIPTS
  (COST $837,943)...................                   695,881
                                                   -----------
GLOBAL DEPOSITORY SECURITIES -- 0.0%
    Grupo Financiero Bancomer C1-B
      (COST $62,422)................     2,330          13,980
                                                   -----------

AMERICAN SKANDIA TRUST
T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       IN LOCAL
                                     CURRENCY****
                          MATURITY      (000)         VALUE
                          ---------  ------------  ------------
FOREIGN BONDS -- 0.0%
BELGIUM -- 0.0%
    Kredietbank NV
      5.75%.............. 11/30/03         900     $     32,749
                                                   ------------
ITALY -- 0.0%
    Danieli & Co.
      7.25%.............. 01/01/00       5,250            2,935
                                                   ------------
TOTAL FOREIGN BONDS
  (COST $29,798)...................                      35,684
                                                   ------------
TOTAL INVESTMENTS
  (COST $161,929,456**) -- 88.7%...                 173,501,006
OTHER ASSETS LESS
  LIABILITIES -- 11.3%.............                  22,166,287
                                                   ------------
NET ASSETS -- 100.0%...............                $195,667,293
                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation...........................   $19,515,366
    Gross depreciation...........................    (8,309,983)
                                                     ----------
    Net appreciation.............................   $11,205,383
                                                     ----------
                                                     ----------

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

   * Non-income producing securities.
  ** Cost for Federal income tax purposes was $162,295,623.
 *** Closed-end funds.
**** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST
AST SCUDDER INTERNATIONAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                       CURRENCY**
                            MATURITY     (000)         VALUE
                            ---------  ----------   -----------
FOREIGN BONDS -- 87.6%
ARGENTINA -- 0.6%
    Republic of Argentina
      FRB Cl-L
      6.81%...............   03/31/05         375   $   265,547
                                                    -----------
AUSTRALIA -- 7.4%
    Australian Government
      10.00%..............   10/15/07       1,100       920,936
    New South Wales
      Treasury Corp.
      6.50%...............   05/01/06       2,100     1,354,391
    Queensland Treasury
      Corp.
      8.00%...............   08/14/01       1,485     1,106,408
                                                    -----------
                                                      3,381,735
                                                    -----------
BRAZIL -- 0.6%
    Brazil DCB
      7.31%...............   04/15/12         500       286,250
                                                    -----------
CANADA -- 2.2%
    Canadian Government
      8.50%...............   03/01/00         580       456,042
      8.75%...............   12/01/05         525       429,752
    Province of Ontario
      9.00%...............   09/15/04         140       113,886
                                                    -----------
                                                        999,680
                                                    -----------
DENMARK -- 4.3%
    Denmark Government
      9.00%...............   11/15/00       4,400       879,081
      8.00%...............   05/15/03       4,675       892,352
      7.00%...............   12/15/04       1,000       178,795
                                                    -----------
                                                      1,950,228
                                                    -----------
EUROPEAN CURRENCY UNIT -- 2.0%
    Council of Europe
      9.00%...............   11/14/01         625       890,100
                                                    -----------
FRANCE -- 6.9%
    Credit Local de France
      8.88%...............   06/10/02       2,200       505,921
    France O.A.T.
      5.50%...............   04/25/04       3,200       610,924
      7.25%...............   04/25/06       3,400       723,868
    Republic of Portugal
      7.70%...............   06/07/05       2,500       537,583
    Societe Nationale
      de Chemins XW
      7.75%...............   03/01/02       3,600       784,686
                                                    -----------
                                                      3,162,982
                                                    -----------
GERMANY -- 14.8%
    Bundesobligation
      7.00%...............   01/13/00       1,400     1,058,249
    Deutsche Finance BV
      6.00%...............   11/11/03         450       318,156
    General Electric
      Capital Corp.
      7.25%...............   02/03/00       1,580     1,165,556

                                       PRINCIPAL
                                        IN LOCAL
                                       CURRENCY**
                            MATURITY     (000)         VALUE
                            ---------  ----------   -----------
    German Government
      6.50%...............   07/15/03       1,200   $   870,674
    Inter-America
      Development Bank
      7.00%...............   06/08/05       1,100       806,132
    Republic of Austria
      8.00%...............   06/17/02       2,000     1,553,479
    Republic of Finland
      5.50%...............   02/09/01       1,400       983,963
                                                      _________
                                                      6,756,209
                                                      ---------
ITALY -- 9.7%
    Eurofima
      11.13%..............   02/02/00   1,950,000     1,264,400
    European Bank
      Reconstruction &
      Development
      9.75%...............   07/28/00     800,000       496,695
    European Investment
      Bank
      10.15%..............   07/06/98   1,700,000     1,075,543
    Italian Government
      10.50%..............   04/15/98     150,000        95,071
      8.50%...............   01/01/99     865,000       524,391
      8.50%...............   01/01/04   1,720,000       963,785
                                                    -----------
                                                      4,419,885
                                                    -----------
JAPAN -- 12.5%
    Asian Development Bank
      3.13%...............   06/29/05      85,000       822,687
    Export-Import Bank of
      Japan
      4.38%...............   10/01/03     136,000     1,446,283
    Japan Development Bank
      6.50%...............   09/20/01     120,000     1,417,683
    Republic of Austria
      6.25%...............   10/16/03      65,000       777,741
    World Bank Notes
      5.25%...............   03/20/02     110,000     1,236,994
                                                      5,701,388
NETHERLANDS -- 3.3%
    Netherland Government
      7.75%...............   01/15/00         700       480,931
      6.50%...............   04/15/03       1,600     1,045,429
                                                    -----------
                                                      1,526,360
                                                    -----------
NEW ZEALAND -- 4.7%
    Electric Corp. of
      New Zealand
      10.00%..............   10/15/01         900       649,832
    New Zealand Government
      8.00%...............   11/15/06       2,155     1,490,454
                                                    -----------
                                                      2,140,286
                                                    -----------

AMERICAN SKANDIA TRUST
AST SCUDDER INTERNATIONAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                       CURRENCY**
                            MATURITY     (000)         VALUE
                            ---------  ----------   -----------
POLAND -- 1.9%
    Republic of Poland
      Discount FRN
      7.13%...............   10/27/24         150   $   113,250
    Republic of Poland PDI
      Variable Rate
      3.75%...............   10/27/14       1,150       744,625
                                                    -----------
                                                        857,875
                                                    -----------
SOUTH AFRICA -- 1.0%
    Republic of South
      Africa
      12.00%..............   02/28/05       1,790       435,582
                                                    -----------
SWEDEN -- 7.0%
    Kingdom of Sweden
      Bonds
      6.00%...............   02/09/05       4,400       559,726
    Swedish Government
      11.00%..............   01/21/99       4,000       647,242
      10.25%..............   05/05/00       1,700       274,400
      10.25%..............   05/05/03      10,500     1,732,512
                                                    -----------
                                                      3,213,880
                                                    -----------
UNITED KINGDOM -- 8.7%
    Abbey National
      Treasury
      6.00%...............   08/10/99         995     1,495,830
    Barclays Bank PLC
      6.50%...............   02/16/04         925     1,323,265
    European Investment
      Bank
      9.50%...............   12/09/09         150       265,300
    Government of United
      Kingdom
      9.50%...............   01/15/99         345       579,594
    International Bank
      Reconstructive &
      Development
      9.25%...............   07/20/07         100       171,486
    United Kingdom
      Treasury
      6.75%...............   11/26/04          90       133,816
                                                    -----------
                                                      3,969,291
                                                    -----------
TOTAL FOREIGN BONDS
  (COST $39,064,161)......                           39,957,278
                                                    -----------

                                          PAR
                                         (000)
                                       ----------
SOVEREIGN ISSUES -- 0.8%
Mexican States Cl-A
6.77%
(COST $358,228)...........   12/31/19    $    500       360,938
                                                    -----------
                                         SHARES
                                       ----------
FOREIGN STOCKS -- 0.0%
MEXICO
    Mexican Value Recovery
      Cl-A (Rights)*
        (COST $0).........                769,000             0
                                                    -----------
                                                       VALUE
                                                    -----------
OPTIONS -- 0.0%
    Written Call Option on British
      Pounds, Strike Price GBP 1.54,
      Expire 01/04/96................               $   (14,418)
    Written Call Option on German
      Deutschemark, Strike Price DEM
      1.33, Expire 01/26/96..........                         0
    Written Call Option on Italian
      Lira, Strike Price ITL 1590.75,
      Expire 01/18/96................                    (1,087)
    Written Call Option on Swedish
      Krona, Strike Price SEK 6.64,
      Expire 01/09/96................                    (5,716)
    Written Call Option on Swedish
      Krona, Strike Price SEK 6.68,
      Expire 01/08/96................                      (452)
    Put Option on Australian Dollar,
      Strike Price AUD .72, Expire
      02/01/96.......................                     1,147
    Put Option on German
      Deutschemark, Strike Price DEM
      1.45, Expire 01/26/96..........                    11,163
    Put Option on French Francs,
      Strike Price FRF 5.00, Expire
      02/01/96.......................                     2,048
    Put Option on French Francs,
      Strike Price FRF 5.05, Expire
      03/01/96.......................                     4,480
    Put Option on French Francs,
      Strike Price FRF 5.22, Expire
      01/12/96.......................                       100
    Put Option on Japanese Yen,
      Strike Price JPY 103.80, Expire
      01/29/96.......................                    12,503
    Written Put Option on Japanese
      Yen, Strike Price JPY 107.00,
      Expire 01/29/96................                    (2,482)
    Put Option on New Zealand Dollar,
      Strike Price NZD .64, Expire
      02/01/96.......................                       769
                                                    -----------
TOTAL OPTIONS (COST $36,393).........                     8,055
                                                    -----------
TOTAL INVESTMENTS
  (COST $39,458,782*) -- 88.4%.......                40,326,271
OTHER ASSETS LESS
  LIABILITIES -- 11.6%...............                 5,275,704
                                                    -----------
NET ASSETS -- 100.0%.................               $45,601,975
                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation...........................    $1,164,210
    Gross depreciation...........................      (297,905)
                                                      ---------
    Net appreciation.............................     $ 866,305
                                                      ---------
                                                      ---------

AMERICAN SKANDIA TRUST
AST SCUDDER INTERNATIONAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1995:

                                 PRINCIPAL
                                  AMOUNT                         UNREALIZED
                                  COVERED       EXPIRATION     APPRECIATION/
TYPE                            BY CONTRACT       MONTH        (DEPRECIATION)
----------------------------------------------------------
(Dollar Based)
Buy              AUD             1,541,039       01/96            $ 10,255
Sell             AUD             3,853,826       01/96              10,943
Buy              DEM               428,986       01/96                (391)
Buy              DEM               608,326       02/96                 143
Sell             DEM               428,986       01/96               5,877
Sell             DEM               608,326       02/96               1,678
Buy              ECU               247,601       02/96              (6,122)
Sell             ECU               247,601       02/96               4,215
Buy              FRF             5,340,866       01/96                (731)
Sell             FRF             5,340,866       01/96               4,807
Buy              JPN            142,153,246      02/96             (17,778)
Sell             JPN            87,630,868       02/96              12,252
Buy               UK               216,353       01/96                 103
Sell              UK               216,353       01/96               2,073
Buy              ZAR             1,647,162       01/96               4,552

                                                                 UNREALIZED
                                                EXPIRATION     APPRECIATION/
BUY                     SELL                      MONTH        (DEPRECIATION)
----------------------------------------------------------
DEM        1,555,476    ECU        856,152       01/96            $ (9,710)
DEM        1,621,588    UK         736,453       01/96             (11,879)
ECU          856,152    DEM      1,567,372       01/96               1,405
ECU          383,500    JPN     49,072,660       01/96              14,721
JPN      112,313,159    ECU        855,467       01/96              (5,020)
JPN       76,375,863    FRF      3,732,571       01/96             (21,697)
JPN      119,012,704    UK         749,674       01/96              (9,727)
UK           744,752    DEM      1,656,844       01/96                 156
                                                               --------------
                                                                  $ (9,875)
                                                               =============

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------

AUD - Australia/Australian     JPN - Japan/Japanese Yen
      Dollar                   UK - United Kingdom/British
DEM - Germany/German               Pound
      Deutschemark             ZAR - South Africa/South
ECU - European Currency Unit         African Rand
FRF - France/French Franc

--------------------------------------------------------------------------------

 * Cost for Federal income tax purposes was $39,459,966.
** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

BERGER CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      --------    -----------
COMMON STOCK -- 82.3%
AEROSPACE -- 1.5%
    Boeing Co. ....................      9,000    $   705,375
                                                  -----------
AUTOMOBILES -- 1.5%
    Chrysler Corp. ................     12,000        664,500
                                                  -----------
AUTOMOTIVE PARTS-EQUIPMENT -- 0.6%
    Lear Seating Corp.*............     10,000        290,000
                                                  -----------
BIOPHARMACEUTICALS -- 2.9%
    Amgen, Inc.*...................     14,000        831,250
    Curative Technology, Inc.*.....     35,000        498,750
                                                  -----------
                                                    1,330,000
                                                  -----------
BUSINESS SERVICES -- 0.8%
    Paging Network, Inc.*..........     15,000        365,625
                                                  -----------
COMMUNICATIONS -- 2.8%
    GTECH Holdings Group*..........     12,000        312,000
    Micro Warehouse, Inc.*.........     11,000        475,750
    Western Atlas, Inc.*...........     10,000        505,000
                                                  -----------
                                                    1,292,750
                                                  -----------
COMPUTER SERVICES &
  SOFTWARE -- 4.2%
    American Online, Inc. .........     10,000        375,000
    Bay Networks, Inc. ............     13,500        555,187
    First Data Corp. ..............      5,550        371,156
    Oracle Systems Corp.*..........     10,000        423,750
    Parametric Technology Corp.*...      3,000        199,500
                                                  -----------
                                                    1,924,593
                                                  -----------
COMPUTERS -- 2.4%
    Cisco Systems, Inc.*...........      7,500        559,688
    EMC Corp.*.....................     35,000        538,125
                                                  -----------
                                                    1,097,813
                                                  -----------
DRUGS -- 2.9%
    Merck & Co., Inc. .............     10,000        657,500
    Watson Pharmaceuticals,
      Inc.*........................     14,000        686,000
                                                  -----------
                                                    1,343,500
                                                  -----------
ELECTRICAL EQUIPMENT -- 0.7%
    Sanmina Holdings*..............      6,500        337,188
                                                  -----------
ELECTRONIC COMPONENTS -- 4.0%
    Elsag Bailey Process NV*.......     20,000        537,500
    Intel Corp. ...................      9,000        510,750
    Solectron Corp.*...............     18,000        794,250
                                                  -----------
                                                    1,842,500
                                                  -----------
ELECTRONICS -- 2.9%
    Dovatron International,
      Inc.*........................      8,000        270,000
    Input Output, Inc.*............     10,000        577,500
    Motorola, Inc. ................      3,000        171,000
    SCI Systems, Inc.*.............      9,000        279,000
                                                  -----------
                                                    1,297,500
                                                  -----------

                                       SHARES        VALUE
                                      --------    -----------
ENVIRONMENTAL INSTRUMENTS -- 1.4%
    Thermo Electron Corp.*.........     12,000    $   624,000
                                                  -----------
FINANCIAL -- 0.5%
    First USA, Inc. ...............      5,000        221,875
                                                  -----------
FINANCIAL SERVICES -- 1.8%
    H&R Block, Inc. ...............     13,000        526,500
    Waterhouse Investment
      Services, Inc. ..............     12,500        309,375
                                                  -----------
                                                      835,875
                                                  -----------
HEALTHCARE -- 7.7%
    Health Management Association,
      Inc. C1-A....................     22,500        587,812
    Healthsouth Rehabilitation
      Corp.*.......................     20,000        582,500
    Horizon Healthcare Corp.*......     25,000        631,250
    Oxford Health Plans, Inc. .....      7,500        554,063
    Total Renal Care Holdings*.....     18,000        531,000
    United Healthcare Corp.........     10,000        655,000
                                                  -----------
                                                    3,541,625
                                                  -----------
HOSPITAL-INFORMATION SYSTEM -- 1.3%
    HBO & Co. .....................      8,000        613,000
                                                  -----------
INSURANCE -- 3.6%
    Conseco, Inc. .................     10,000        626,250
    Tidewater, Inc. ...............     18,000        567,000
    USF&G Corp. ...................     28,000        472,500
                                                  -----------
                                                    1,665,750
                                                  -----------
MACHINERY-MINING -- 1.0%
    Case Corp. ....................     10,000        457,500
                                                  -----------
MANUFACTURING -- 2.4%
    Black & Decker Corp. ..........     15,000        528,750
    Eastman Kodak Co. .............      8,500        569,500
                                                  -----------
                                                    1,098,250
                                                  -----------
MEDIA -- 0.8%
    New World Communications, Inc.
      Cl-A*........................     22,000        385,000
                                                  -----------
MEDICAL & MEDICAL SERVICES -- 6.4%
    Apria Healthcare Group,
      Inc. ........................     20,000        565,000
    Columbia Healthcare Corp. .....     12,000        609,000
    Conmed Corp. ..................     21,000        525,000
    IDEXX Laboratories, Inc. ......     15,000        705,000
    Lincare Holdings, Inc.*........     22,000        550,000
                                                  -----------
                                                    2,954,000
                                                  -----------
MEDICAL PRODUCTS -- 4.0%
    Boston Scientific Corp.*.......      9,000        441,000
    Guidant........................     17,000        718,250
    Lunar Corp. ...................     24,000        660,000
                                                  -----------
                                                    1,819,250
                                                  -----------

AMERICAN SKANDIA TRUST

BERGER CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      --------    -----------
OFFICE EQUIPMENT -- 2.2%
    Officemax, Inc.*...............     14,000    $   313,250
    Staples, Inc.*.................     13,000        316,875
    Viking Office Products,
      Inc.*........................      8,000        372,000
                                                  -----------
                                                    1,002,125
                                                  -----------
OIL & GAS-EQUIPMENT & SERVICES -- 7.9%
    Baker Hughes, Inc. ............     25,000        609,375
    BJ Services Co.*...............     25,000        725,000
    Dresser Industries, Inc. ......     20,000        487,500
    Halliburton Co. ...............     12,000        607,500
    Schlumberger LTD. .............      8,000        554,000
    Sonat Offshore Drilling,
      Inc. ........................     15,000        671,250
                                                  -----------
                                                    3,654,625
                                                  -----------
PHARMACEUTICALS -- 3.1%
    Biochem Pharmaceutical,
      Inc.*........................     20,000        802,500
    Pfizer, Inc. ..................     10,000        630,000
                                                  -----------
                                                    1,432,500
                                                  -----------
PUBLISHING -- 0.7%
    Time Warner, Inc. .............      8,000        303,000
                                                  -----------
RECREATIONAL -- 0.5%
    Mirage Resorts, Inc.*..........      7,000        241,500
                                                  -----------
RETAIL -- 2.9%
    Federated Department Stores,
      Inc.*........................     15,000        412,500
    General Nutrition Companies,
      Inc.*........................     20,000        460,000
    Nine West Group, Inc. .........     12,000        450,000
                                                  -----------
                                                    1,322,500
                                                  -----------
RETAIL MAIL ORDER -- 1.5%
    CUC International, Inc. .......     20,000        682,500
                                                  -----------
TELECOMMUNICATIONS -- 3.3%
    ECI Telecom LTD. ..............     25,000        570,312
    Intelcom Group, Inc.*..........     20,000        247,500
    Worldcom, Inc.*................     20,000        705,000
                                                  -----------
                                                    1,522,812
                                                  -----------
TEXTILES -- 1.2%
    Tommy Hilfiger Corp.*..........     13,000        550,875
                                                  -----------
TRANSPORTATION -- 0.9%
    Western Pacific Airlines,
      Inc.*........................     25,000        418,750
                                                  -----------
TOTAL COMMON STOCK
  (COST $33,195,213)...............                37,838,656
                                                  -----------

                                       SHARES        VALUE
                                      --------    -----------
AMERICAN DEPOSITORY RECEIPTS -- 5.8%
ELECTRONICS -- 1.3%
    Nokia Corp. C1-A ..............     16,000    $   622,000
                                                  -----------
MANUFACTURING -- 1.3%
    Luxottica Group SPA............     10,000        585,000
                                                  -----------
OIL & GAS -- 0.6%
    Petroleum Geo Services*........     12,000        300,000
                                                  -----------
PHARMACEUTICALS -- 0.8%
    Elan Corp. PLC*................      7,500        364,687
                                                  -----------
PUBLISHING -- 0.6%
    News Corp. LTD. ...............     12,500        267,188
                                                  -----------
RETAIL -- 1.2%
    Fila Holding SPA...............     12,000        546,000
                                                  -----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $2,432,529)................                 2,684,875
                                                  -----------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 4.2%
    Temporary Investment Cash
      Fund.........................    963,888        963,888
    Temporary Investment Fund......    963,887        963,887
                                                  -----------
      (COST $1,927,775)............                 1,927,775
                                                  -----------

                                         PAR
                          MATURITY      (000)
                          --------   -----------
U.S. TREASURY BILLS -- 8.2%
    5.28%
      (COST
        $3,779,491).....  01/11/96   $     3,785     3,779,491
                                                   -----------
TOTAL INVESTMENTS
  (COST
  $41,335,008**) -- 100.5%........                  46,230,797
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.5)%..........                    (252,037)
                                                   -----------
NET ASSETS -- 100.0%..............                 $45,978,760
                                                    ==========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..........................    $5,560,455
    Gross depreciation..........................      (664,666)
                                                     ---------
    Net appreciation............................    $4,895,789
                                                     ---------
                                                     ---------

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
FOREIGN STOCKS -- 85.3%
AUSTRALIA -- 1.1%
    Futuris Corp. LTD. ..............  170,000    $   166,952
    Skilled Engineering Pty LTD. ....   55,000        139,945
                                                      -------
                                                      306,897
                                                      -------
AUSTRIA -- 1.5%
    Bau Holding AG...................    2,200        118,730
    Bau Holding AG -- Vorzug.........    8,350        313,953
                                                      -------
                                                      432,683
                                                      -------
BELGIUM -- 1.6%
    D'ieteren Trading NV.............    5,550        468,152
                                                      -------
DENMARK -- 1.7%
    Danske Traelast..................    7,390        499,028
                                                      -------
FINLAND -- 2.9%
    Lassila & Tikanoja Oy............    6,800        254,922
    Nokian Renkaat Oy................   56,250        569,227
                                                      -------
                                                      824,149
                                                      -------
FRANCE -- 5.8%
    Christian Dalloz*................      120         24,992
    Montupet.........................    4,433        488,784
    Sylea............................    7,255        524,404
    Technip SA.......................    8,900        612,414
                                                      -------
                                                    1,650,594
                                                      -------
GERMANY -- 5.8%
    APCOA Parking AG*................    7,090        465,185
    Hornbach Baumarkt AG.............   13,000        559,266
    Jean Pascale AG..................    8,080        247,887
    Jean Pascale AG (Rights)*........    2,020         59,155
    Kiekert AG*......................    5,200        309,999
                                                      -------
                                                    1,641,492
                                                      -------
HONG KONG -- 2.3%
    Jardine International Motor
      Holdings.......................  144,000        163,882
    Manhattan Card Co. LTD. .........  399,500        170,497
    New Asia Realty & Trust Co.
      Cl-A...........................   84,000        160,778
    Yue Yuen Industrial Holding......  582,000        154,299
                                                      -------
                                                      649,456
                                                      -------
INDONESIA -- 1.2%
    PT Darya Varia Lab*..............   38,000         69,163
    PT Mulia Industrindo.............   67,000        187,128
    Sorini Corp. ....................   16,000         80,805
                                                      -------
                                                      337,096
                                                      -------
ITALY -- 0.7%
    Stayer SPA*......................  123,200        201,649
                                                      -------
JAPAN -- 21.9%
    Aiya Co. LTD. ...................   16,000        201,316
    Asahi Diamond Industry Co.,
      LTD. ..........................   16,000        224,545
    Asatsu, Inc. ....................    4,100        172,222
    Danto Corp. .....................   16,000        198,219

                                       SHARES        VALUE
                                       -------    -----------
    Danto Rfd. Corp. ................    1,800    $    22,300
    Enplas Corp. ....................    5,000         93,399
    Fujitsu Business Systems.........    7,000        184,282
    Glory LTD. ......................    6,000        220,674
    Higashi Nihon House..............   15,000        246,806
    Hitachi Medical Corp. ...........   14,000        200,542
    Hokushin.........................   17,000        202,381
    Horiba Instruments...............   15,000        194,541
    Ichiyoshi Securities.............   32,000        216,802
    Iino Kaiun*......................   31,000        176,423
    Kentucky Fried Chicken...........   14,000        230,352
    Mitsui Home Co. LTD. ............   14,000        223,577
    Nakayama Steel Works Ord. .......   50,000        274,874
    Namura Shipbuilding..............   39,000        215,157
    Nichicon.........................   13,000        191,250
    Nippon Seiki.....................   14,000        168,022
    Nittetsu Mining..................   20,000        199,381
    Rengo Co. LTD. ..................   39,000        260,453
    Sagami Chain Co. LTD. ...........   12,000        198,606
    Sanyo Special Steel Co. .........   66,000        286,179
    Sodick*..........................   21,000        197,154
    Sumitomo Sitix Corp. ............    6,000        109,175
    Tokai Senko K.K.*................    8,000         31,823
    Toyo Ink Manufacturing...........   50,000        246,806
    Tsubakimoto Precision Products...   15,000        207,607
    Tsudakoma........................   35,000        220,190
    Tsutsumi Jewelry Co. LTD. .......    4,000        200,155
    Xebio Co. LTD. ..................    6,000        211,963
                                                      -------
                                                    6,227,176
                                                      -------
MALAYSIA -- 0.6%
    Asas Dunia Berhad................   15,000         42,530
    Chemical Co. of Malaysia
      Berhad.........................   25,000         49,716
    Sistem Televisyen Malaysia.......   26,000         93,684
                                                      -------
                                                      185,930
                                                      -------
NETHERLANDS -- 1.7%
    Otra NV..........................   28,080        498,710
                                                      -------
NORWAY -- 3.5%
    Ekornes AS*......................   42,000        457,965
    Fokus Bank AS*...................  100,000        540,455
                                                      -------
                                                      998,420
                                                      -------
SINGAPORE -- 1.6%
    Bukit Sembawang Estates LTD. ....    7,500        164,404
    Comfort Group LTD. ..............  168,000        142,554
    Courts LTD. .....................   95,000        145,100
                                                      -------
                                                      452,058
                                                      -------
SWEDEN -- 9.5%
    BT Industries AB.................   45,000        494,394
    Cardo AB*........................   16,400        304,824

AMERICAN SKANDIA TRUST
SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
SWEDEN (CONT'D)
    Finnveden AB-B*..................   29,000    $   296,787
    Forsheda Cl-B....................   24,185        382,185
    Iro AB...........................   44,600        503,424
    Kalmar Industries................   27,775        459,816
    Rottneros AB.....................  246,200        259,372
                                                      -------
                                                    2,700,802
                                                      -------
SWITZERLAND -- 3.3%
    Foto Laboratory SA...............    1,210        482,615
    Lem Holding......................      203         71,639
    Sig Schweiz Industries...........      366        371,300
                                                      -------
                                                      925,554
                                                      -------
THAILAND -- 0.6%
    Loxley Co. LTD. .................    9,000        167,924
                                                      -------
UNITED KINGDOM -- 18.0%
    Ashtead Group PLC................  108,000        290,133
    Capital Radio PLC................   45,000        372,449
    David Brown Group PLC............  102,657        314,038
    Domnick Hunter Group PLC.........   60,000        303,736
    Frost Group PLC..................   73,833        223,570
    Hamleys PLC......................   55,000        298,068
    Hodder Headline PLC..............   48,730        190,689
    IBC Group PLC....................   60,000        266,468
    ISA International PLC............  150,000        356,378
    Pet City Holdings PLC*...........   48,000        284,729
    Pizzaexpress PLC.................   96,100        323,825
    Polypipe PLC.....................  113,300        307,890
    Ruberoid PLC.....................  104,000        230,939
    Stoves PLC*......................   65,000        262,431
    Tilbury Douglas PLC..............   32,000        221,125

                                       SHARES        VALUE
                                       -------    -----------
    Trifast PLC......................   50,000    $   292,711
    Wace Group PLC...................   95,000        361,424
    Wellington Holdings PLC..........   55,000        211,808
                                                      -------
                                                    5,112,411
                                                      -------
TOTAL INVESTMENTS
  (COST $24,295,226**) -- 85.3%......              24,280,181
OTHER ASSETS LESS
  LIABILITIES -- 14.7%...............               4,175,022
                                                      -------
NET ASSETS -- 100.0%.................             $28,455,203
                                                      =======
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation...............             $ 1,278,860
    Gross depreciation...............              (1,293,905)
                                                   ----------
    Net depreciation.................              $  (15,045)
                                                   ----------
                                                   ----------

Foreign currency exchange contracts outstanding at December 31, 1995:

                  PRINCIPAL
                   AMOUNT                         UNREALIZED
                   COVERED       EXPIRATION     APPRECIATION/
TYPE             BY CONTRACT       MONTH        (DEPRECIATION)
----------------------------------------------------------
Buy      FIM        410,018       01/96            $     88
Buy      HK         104,173       01/96                  (3)
Buy      THB      1,032,192       01/96                 (65)
Buy      UK          70,770       01/96                (214)
Sell     JPN     191,776,500      02/96              31,307
                                                   $ 31,113

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
FIM - Finland/Finnish Markka
HK - Hong Kong/Hong Kong Dollar
JPN - Japan/Japanese Yen
THB - Thailand/Thai Baht
UK - United Kingdom/British Pound

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        -------    ----------
COMMON STOCK -- 63.9%
CHEMICALS -- 3.8%
    Dupont (E.I.) de Nemours & Co. ....   3,200    $  223,600
    Petrolite Corp. ...................   4,400       125,400
                                                   ----------
                                                      349,000
                                                   ----------
FOREST PRODUCTS -- 4.3%
    Georgia Pacific Corp. .............   2,900       199,012
    International Paper Co. ...........   5,300       200,737
                                                   ----------
                                                      399,749
                                                   ----------
MANUFACTURING -- 0.5%
    Oakley, Inc.*......................   1,300        44,200
                                                   ----------
METALS & MINING -- 13.3%
    Applied Extrusion Technologies,
      Inc. ............................   7,100        88,750
    Barrick Gold Corp..................   4,700       123,963
    Cambior, Inc. .....................  12,000       130,500
    Freeport McMoran Copper Co.,
      Inc. ............................   2,900        81,200
    Greenstone Resources LTD.*.........  20,200        57,444
    Newmont Mining Corp. ..............   4,600       208,150
    Pegasus Gold, Inc.*................   8,700       120,713
    Santa Fe Pacific Gold Corp. .......  13,600       164,900
    TVX Gold, Inc.*....................  36,100       257,213
                                                   ----------
                                                    1,232,833
                                                   ----------
OIL & GAS -- 26.4%
    Amerada Hess Corp. ................   3,400       180,200
    Atlantic Richfield Co. ............   3,700       409,775
    Cross Timbers Oil Co. .............   3,500        61,687
    HS Resources, Inc.*................   8,000       103,000
    Mobil Corp. .......................   2,900       324,800
    Noble Affiliates, Inc. ............   7,300       218,087
    Oryx Energy Co.*...................   6,400        85,600
    Sun, Inc. .........................   4,000       109,500
    Tejas Power Corp.*.................   9,000        82,125
    Ultramar Corp. ....................   4,000       103,000
    Union Texas Petroleum Holdings,
      Inc. ............................  15,100       292,563
    United Meridian Corp.*.............   9,600       166,800
    USX Marathon Group.................  13,300       259,350
    Wainoco Oil Corp.*.................  15,400        50,050
                                                   ----------
                                                    2,446,537
                                                   ----------
OIL & GAS-EQUIPMENT & SERVICES -- 8.8%
    Camco International, Inc. .........   4,500       126,000
    Cooper Cameron Corp.*..............   3,900       138,450
    Halliburton Co. ...................   2,500       126,562
    Nowsco Well Service................   7,300        93,987
    Oceaneering International, Inc.*...  10,300       132,613
    Schlumberger LTD. .................   2,800       193,900
    Weatherford Enterra, Inc. .........     253         7,305
                                                   ----------
                                                      818,817
                                                   ----------

                                        SHARES       VALUE
                                        -------    ----------
PACKAGING & PAPER PRODUCTS -- 2.3%
    Jefferson Smurfit Corp.*...........  22,700    $  215,650
                                                   ----------
PAPER & FOREST PRODUCTS -- 1.3%
    Kimberly-Clark Corp. ..............   1,400       115,850
    Schweitzer Manduit
      International, Inc.*.............     140         3,238
                                                   ----------
                                                      119,088
                                                   ----------
RAILROADS -- 1.7%
    Canadian National Railways*........  10,500       157,500
                                                   ----------
STEEL -- 1.5%
    Nucor Corp. .......................   2,400       137,100
                                                   ----------
TOTAL COMMON STOCK
  (COST $5,630,748)....................             5,920,474
                                                   ----------
AMERICAN DEPOSITORY RECEIPTS -- 11.3%
OIL & GAS -- 9.8%
    Repsol SA..........................  11,300       371,488
    Royal Dutch Petroleum Co. .........   3,800       536,275
                                                   ----------
                                                      907,763
                                                   ----------
OIL & GAS-EQUIPMENT & SERVICES -- 1.5%
    Coflexip...........................   7,400       139,675
                                                   ----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $957,901)......................             1,047,438
                                                   ----------
FOREIGN STOCKS -- 5.7%
METALS & MINING
    Anglo American Plantinum
      Corp. -- (ZAR)...................  14,500        82,533
    Bougainville Copper
      LTD. -- (AUD)*...................  50,000        22,320
    Dayton Mining Corp. -- (CAN)*......  17,900        74,572
    Golden Shamrock Mines
      LTD. -- (AUD)*................... 117,600        72,620
    Golden Shamrock Mines
      LTD. -- (CAN)*...................  15,700         9,775
    Greenstone Resources
      LTD. -- (CAN)*...................   8,000        23,029
    Loki Gold Corp.
      (Warrants) -- (CAN)*.............  61,000        94,503
    Lonrho PLC -- (UK).................  17,600        48,101
    Potgietersrust Platinums
      LTD. -- (ZAR)....................  16,900       101,989
                                                   ----------
TOTAL FOREIGN STOCKS
  (COST $525,578)......................               529,442
                                                   ----------

AMERICAN SKANDIA TRUST
T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        -------    ----------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 1.4%
    Temporary Investment Cash Fund.....  65,353    $   65,353
    Temporary Investment Fund..........  65,352        65,352
                                                   ----------
    (COST $130,705)....................               130,705
                                                   ----------

                                            PAR
                                MATURITY   (000)
                                --------   ------
COMMERCIAL PAPER -- 15.9%
    Dun & Bradstreet Corp.
      5.80%...................  01/02/96   $  227      226,963
    Federal Home Loan
      Mortgage Corp.
      5.50%...................  01/05/96    1,250    1,249,236
                                                    ----------
TOTAL COMMERCIAL PAPER
  (COST $1,476,199)...........                       1,476,199
                                                    ----------
TOTAL INVESTMENTS
  (COST $8,721,131**) -- 98.3%..........             9,104,258
OTHER ASSETS LESS LIABILITIES -- 1.7%...               157,335
                                                    ----------
NET ASSETS -- 100.0%....................            $9,261,593
                                                    ==========

NOTES TO SCHEDULE OF
  INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is
as follows:
    Gross appreciation...........................   $  526,841
    Gross depreciation...........................     (145,958)
                                                      --------
    Net appreciation.............................   $  380,883
                                                    ==========

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
AUD - Australia/Australian Dollar
CAN - Canada/Canadian Dollar
UK - United Kingdom/British Pound
ZAR - South Africa/South African Rand

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Cost for Federal income tax purposes was $8,723,375.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

PIMCO LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)        VALUE
                             --------   -------    ------------
CORPORATE BONDS -- 1.6%
ELECTRIC POWER
  CMS Energy Corp.
    9.50%................... 10/01/97   $ 1,000    $  1,051,250
  Texas Utilities Co.
    6.38%................... 05/01/99     1,500       1,499,856
                                                    -----------
TOTAL CORPORATE BONDS
  (COST $2,499,976)..................                 2,551,106
                                                    -----------
COLLATERALIZED MORTGAGE SECURITIES -- 1.0%
  Merrill Lynch Mortgage
    Investors C1-B
    7.67% (COST
      $1,513,304)........... 06/15/21     1,491       1,543,139
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.0%
FEDERAL HOME LOAN BANK -- 0.4%
  5.70%..................... 01/02/96       700         699,889
                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.2%
  8.00%..................... 01/16/26     5,000       5,182,031
                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.3%
  5.37%..................... 03/12/96     1,000         989,064
  6.38%..................... 01/01/25       924         936,685
  5.88%..................... 05/01/25     2,028       2,069,013
  6.36%..................... 01/24/26    12,500      12,640,600
                                                    -----------
                                                     16,635,362
                                                    -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 7.1%
  7.25%..................... 07/20/17       404         413,865
  7.25%..................... 08/20/17       494         505,617
  7.25%..................... 09/20/17       418         429,091
  7.00%..................... 01/15/24        56          56,771
  7.00%..................... 02/15/24        62          62,589
  7.00%..................... 04/15/24       440         445,611
  7.38%..................... 05/20/24     4,402       4,495,266
  7.00%..................... 06/15/24        63          63,552
  7.25%..................... 07/20/24       540         553,013
  7.00%..................... 07/15/25       458         464,347
  7.00%..................... 08/15/25     1,930       1,954,280
  7.00%..................... 01/22/26     2,000       2,022,500
                                                    -----------
                                                     11,466,502
                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $33,729,071).................                33,983,784
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 12.4%
U.S. TREASURY BILLS -- 0.0%
  5.27%#.................... 02/08/96   $    10    $      9,942
  5.30%#.................... 02/08/96        60          59,653
  5.00%#.................... 02/15/96        15          14,901
  5.35%#.................... 02/15/96        10           9,934
                                                    -----------
                                                         94,430
                                                    -----------

                                          PAR
                             MATURITY    (000)        VALUE
                             --------   -------    ------------
U.S. TREASURY NOTES -- 12.4%
  4.38%..................... 08/15/96     5,000       4,974,300
  6.50%..................... 09/30/96    15,000      15,131,250
                                                    -----------
                                                     20,105,550
                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $20,168,250).................                20,199,980
                                                    -----------
COMMERCIAL PAPER -- 10.8%
  Abbott Laboratories
    5.62%................... 01/09/96     2,000       1,997,502
  BellSouth Telecomm, Inc.
    5.75%................... 01/09/96     1,000         998,722
  Canadian Wheat Board
    5.58%................... 03/01/96     1,000         990,305
    5.49%................... 03/05/96     1,300       1,286,644
  Commonwealth Bank of
    Australia
    5.54%................... 03/13/96     2,500       2,471,250
  Hewlett-Packard Co.
    5.53%................... 03/12/96     2,000       1,977,307
  General Electric Capital
    Corp.
    5.84%................... 01/26/96       300         298,783
    5.65%................... 01/31/96       900         895,762
  KFW International Finance
    Corp.
    5.53%................... 03/06/96       800         791,659
  National Rural Utility
    5.55%................... 03/06/96       800         791,659
    5.63%................... 03/08/96       500         494,633
    5.55%................... 03/18/96     2,000       1,975,600
  Pitney Bowes Credit, Inc.
    5.66%................... 01/26/96       100          99,607
  Shell Oil Co.
    5.65%................... 01/26/96     2,500       2,490,191
                                                    -----------
TOTAL COMMERCIAL PAPER
  (COST $17,564,082).................                17,559,624
                                                    -----------

AMERICAN SKANDIA TRUST

PIMCO LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        -------    ------------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 0.4%
    Temporary Investment Cash Fund...   289,707    $    289,707
    Temporary Investment Fund........   289,706         289,706
                                                    -----------
      (COST $579,413)................                   579,413
                                                    -----------
TOTAL INVESTMENTS
  (COST $76,054,096*) -- 47.2%.......                76,417,046
OTHER ASSETS LESS
  LIABILITIES -- 52.8%...............                85,523,348
                                                    -----------
NET ASSETS -- 100.0%.................              $161,940,394
                                                    ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is
as follows:
    Gross appreciation.........................        $368,223
    Gross depreciation.........................          (5,273)
                                                        -------
    Net appreciation...........................        $362,950
                                                       ========

# Securities with an aggregate market value of $94,430, which have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1995:

                                                      UNREALIZED
               TYPE                    CONTRACTS     APPRECIATION
   ----------------------------------------------------------
U.S. Treasury 5 Year Note (03/96)          90          $ 92,813
U.S. Treasury 10 Year Note (03/96)         20            32,500
                                                     ------------
                                                       $125,313
                                                     ============

--------------------------------------------------------------------------------
* Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

--------------------------------------------------------------------------------

                       SELIGMAN                                                               AST                         AST
                       HENDERSON      LORD ABBETT                    AST       FEDERATED    PHOENIX                     PHOENIX
                     INTERNATIONAL    GROWTH AND      JANCAP        MONEY       UTILITY     BALANCED    FEDERATED       CAPITAL
                        EQUITY          INCOME        GROWTH       MARKET       INCOME       ASSET      HIGH YIELD      GROWTH
                       PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO(1)
                     -------------    -----------    ---------    ---------    ---------    --------    ----------    -----------
ASSETS
   Investments in
     securities at
     value (A)
     (Note 1).....     $ 250,018       $ 223,536     $444,152     $343,207     $106,505     $187,234     $ 81,780       $    --
   Cash in bank,
     including
     foreign
     currency
     holdings.....        17,183              --           --            2            4           1            --        19,240
   Receivable for
     securities
     sold.........            93              --          246           --           --          --            --            --
   Receivable for
     dividends and
     interest.....           769             505          224        2,776          374       1,136         1,775            11
   Receivable for
     fund shares
     sold.........         2,671          66,117        2,282           --          735      69,718         1,478            --
   Deferred
     organization
     costs (Note
     1)...........            17              --           --           --           --          --            --            --
   Other assets...            16              --           --           --           --          --            --            --
   Unrealized
     appreciation
     on foreign
     currency
     exchange
     contracts and
     futures (Note
     1)...........           546              --          280           --           --          --            --            --
                        --------        --------     --------     --------      -------     --------      -------       -------
       TOTAL
         ASSETS...       271,313         290,158      447,184      345,985      107,618     258,089        85,033        19,251
                        --------        --------     --------     --------      -------     --------      -------       -------
LIABILITIES
   Cash
     overdraft....            --              --           --           --           --          --            --            --
   Payable for
     securities
     purchased....         2,975           1,228       15,450           --          143       2,729         1,275            --
   Payable for
     fund shares
     redeemed.....            --              --           --           --           --          --            --        19,228
   Unrealized
     depreciation
     on foreign
     currency
     exchange
     contracts and
     futures (Note
     1)...........            --              --           --           --           --          --            --            --
   Advisory fee
     payable (Note
     2)...........           197             136          327           98           59         107            49             9
   Shareholder
     servicing fee
     payable (Note
     2)...........            22              18           36           30            9          15             7             2
   Accrued
     expenses.....            63              27           50           58            8          32            10            12
   Dividends
     payable (Note
     1)...........            --              --           --        1,574           --          --            --            --
                        --------        --------     --------     --------      -------     --------      -------       -------
       TOTAL
    LIABILITIES...         3,257           1,409       15,863        1,760          219       2,883         1,341        19,251
                        --------        --------     --------     --------      -------     --------      -------       -------
NET ASSETS........     $ 268,056       $ 288,749     $431,321     $344,225     $107,399     $255,206     $ 83,692       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======
COMPONENTS OF NET
 ASSETS
Common stock
 (unlimited number
 of shares
 authorized, $.001
 par value per
 share)...........     $      15       $      19     $     28     $    344     $      9     $    20      $      8       $    --
Additional paid-in
 capital..........       239,727         254,072      334,097      343,732       95,017     224,886        77,593            --
Undistributed net
 investment income
 (loss)...........         2,901           3,534        1,412           --        4,023       5,212         4,026            --
Accumulated net
 realized gain
 (loss) on
 investments and
 foreign currency
 transactions.....         6,014           7,113       23,307          149       (2,772 )     8,809           (24)           --
Accumulated net
 unrealized
 appreciation on
 investments,
 foreign currency
 transactions, and
 forward currency
 contracts........        19,399          24,011       72,477           --       11,122      16,279         2,089            --
                        --------        --------     --------     --------      -------     --------      -------       -------
NET ASSETS........     $ 268,056       $ 288,749     $431,321     $344,225     $107,399     $255,206     $ 83,692       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======
Shares of common
 stock
 outstanding......        14,726          19,278       28,014      344,076        8,997      20,363         7,511            --
Net asset value,
 offering and
 redemption price
 per share (Note
 1)...............     $   18.20       $   14.98     $  15.40     $   1.00     $  11.94     $ 12.53      $  11.14       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======
(A) Investments at
 cost.............     $ 231,160       $ 199,525     $371,968     $343,207     $ 95,383     $170,955     $ 79,691       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======

--------------------------------------------------------------------------------
(1) See Note 6.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

     T. ROWE         PIMCO
      PRICE          TOTAL       INVESCO        FOUNDERS       T. ROWE PRICE        EAGLE        AST SCUDDER      BERGER
      ASSET         RETURN        EQUITY        CAPITAL        INTERNATIONAL       GROWTH        INTERNATIONAL    CAPITAL
    ALLOCATION       BOND         INCOME      APPRECIATION        EQUITY           EQUITY           BOND          GROWTH
    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO         PORTFOLIO       PORTFOLIO(1)     PORTFOLIO      PORTFOLIO
    ----------     ---------     --------     ------------     -------------     -----------     -----------     ---------
     $ 61,615      $193,203      $174,742       $ 89,018         $ 173,501         $    --         $40,326        $46,231
           --           452            1              85            21,226           5,263           4,140             --
           --            --           --              --                46              --              --             --
          453         2,784        1,062              18               548               6           1,483             23
          367        42,734        1,066           2,780               617              --             167            137
           --            --           --              --                --              --              --             --
           --            --           --              --                --              --              --             --
           --           182           --              --                --              --              --             --
      -------      --------      -------         -------          --------          ------         -------        -------
       62,435       239,355      176,871          91,901           195,938           5,269          46,116         46,391
      -------      --------      -------         -------          --------          ------         -------        -------
          344            --           --              --                --              --              --             --
        2,621        13,864           --           1,351                12              --             449            371
           --            --           --              --                --           5,255              --             --
           --            26           --              --                --              --              10             --
           38            95          109              64               158               2              36             27
            5            15           14               7                16              --               4              4
           28            20           32              19                85              12              15             10
           --            --           --              --                --              --              --             --
      -------      --------      -------         -------          --------          ------         -------        -------
        3,036        14,020          155           1,441               271           5,269             514            412
      -------      --------      -------         -------          --------          ------         -------        -------
     $ 59,399      $225,335      $176,716       $ 90,460         $ 195,667         $    --         $45,602        $45,979
      =======      ========      =======         =======          ========          ======         =======        =======
     $      5      $     20      $    14        $      6         $      18         $    --         $     4        $     4
       52,646       209,801      150,532          75,443           183,647              --          43,117         41,133
        1,269         5,951        3,658            (141)            1,601              --           1,865            150
          331         6,094        5,013           1,797            (1,173)             --            (241)          (204)
        5,148         3,469       17,499          13,355            11,574              --             857          4,896
      -------      --------      -------         -------          --------          ------         -------        -------
     $ 59,399      $225,335      $176,716       $ 90,460         $ 195,667         $    --         $45,602        $45,979
      =======      ========      =======         =======          ========          ======         =======        =======
        4,944        19,865       14,133           6,350            18,365              --           4,301          3,707
     $  12.01      $  11.34      $ 12.50        $  14.25         $   10.65         $    --         $ 10.60        $ 12.40
      =======      ========      =======         =======          ========          ======         =======        =======
     $ 56,469      $190,446      $157,243       $ 75,663         $ 161,929         $    --         $39,459        $41,335
      =======      ========      =======         =======          ========          ======         =======        =======

        SELIGMAN         T. ROWE        PIMCO
        HENDERSON         PRICE        LIMITED
      INTERNATIONAL      NATURAL      MATURITY
        SMALL CAP       RESOURCES       BOND
        PORTFOLIO       PORTFOLIO     PORTFOLIO
      -------------     ---------     ---------
         $24,280         $ 9,104      $ 76,417
           3,983              --            --
              --              --         1,034
              46               4           454
             625             716       104,848
              --              --            --
              --              --            --
              31              --            24
         -------          ------      --------
          28,965           9,824       182,777
         -------          ------      --------
              --              --            --
             469             548        20,793
              --              --            --
              --              --            --
              22               4            28
               2               1             4
              17               9            12
              --              --            --
         -------          ------      --------
             510             562        20,837
         -------          ------      --------
         $28,455         $ 9,262      $161,940
         =======          ======      ========
         $     3         $     1      $     15
          28,356           8,817       160,498
              72              30           765
               8              31           174
              16             383           488
         -------          ------      --------
         $28,455         $ 9,262      $161,940
         =======          ======      ========
           2,756             834        15,465
         $ 10.33         $ 11.11      $  10.47
         =======          ======      ========
         $24,295         $ 8,721      $ 76,054
         =======          ======      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                         SELIGMAN                                                               AST                        AST
                         HENDERSON      LORD ABBETT                    AST       FEDERATED    PHOENIX                    PHOENIX
                       INTERNATIONAL    GROWTH AND      JANCAP        MONEY       UTILITY     BALANCED    FEDERATED      CAPITAL
                          EQUITY          INCOME        GROWTH       MARKET       INCOME       ASSET      HIGH YIELD     GROWTH
                         PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO
                       -------------    -----------    ---------    ---------    ---------    --------    ----------    ---------
INVESTMENT INCOME
 (NOTE 1)
   Interest.........      $   847         $   729       $ 2,275      $19,996      $   476     $ 5,318       $4,538       $   146
   Dividends........        4,186           4,197         3,110           --        4,366       1,380           --           182
                         --------        --------       -------       ------      -------     -------       ------        ------
       Total
         Investment
         Income.....        5,033           4,926         5,385       19,996        4,842       6,698        4,538           328
                         --------        --------       -------       ------      -------     -------       ------        ------
EXPENSES
   Investment
     advisory fees
     (Note 2).......        2,454           1,060         2,977        1,674          601       1,108          347           144
   Shareholder
     servicing fees
     (Note 2).......          245             141           331          335           88         159           46            19
   Administration
     and accounting
     fees...........          227             141           278          280           87         159           75            75
   Custodian fees...          153              30            70           95           25          40           17            24
   Professional
     fees...........           38              20            47           47           13          23            6             2
   Registration
     fees...........          (30)            (15)          (33)         (57)          (6)        (18 )         (7)           (5)
   Trustees' fees
     and expenses
     (Note 2).......           10               5            12           12            4           6            1             1
   Insurance fees...            7               3             8           11            2           4            1             1
   Amortization of
     organization
     costs (Note
     1).............            1              --             2            2           --           1           --            --
   Miscellaneous
     expenses.......           18               7             7            7            5           6           26             3
                         --------        --------       -------       ------      -------     -------       ------        ------
       Total
         Expenses...        3,123           1,392         3,699        2,406          819       1,488          512           264
       Less:
         Advisory
         fee waivers
         and expense
      reimbursements
         (Note 2)...         (255)             --            --         (402)          --          --           --           (43)
                         --------        --------       -------       ------      -------     -------       ------        ------
       Net
         Expenses...        2,868           1,392         3,699        2,004          819       1,488          512           221
                         --------        --------       -------       ------      -------     -------       ------        ------
Net Investment
 Income (Loss)......        2,165           3,534         1,686       17,992        4,023       5,210        4,026           107
REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS (NOTE
 1)
   Net realized gain
     (loss) on
     investments and
     foreign
     currency
     transactions...        8,916           7,136        38,435          156          358       9,100          124         5,417
   Net unrealized
     appreciation
     (depreciation)
     on investments,
     foreign
     currency
     transactions,
     and forward
     currency
     contracts......       13,385          23,471        58,329           --       16,069      18,547        3,479          (136)
                         --------        --------       -------       ------      -------     -------       ------        ------
   Net Increase in
     Net Assets
     resulting from
     Operations.....      $24,466         $34,141       $98,450      $18,148      $20,450     $32,857       $7,629       $ 5,388
                         ========        ========       =======       ======      =======     =======       ======        ======

--------------------------------------------------------------------------------
(1) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                      PIMCO
      T. ROWE         TOTAL       INVESCO       FOUNDERS       T. ROWE PRICE       EAGLE       AST SCUDDER      BERGER
    PRICE ASSET      RETURN       EQUITY        CAPITAL        INTERNATIONAL      GROWTH       INTERNATIONAL    CAPITAL
    ALLOCATION        BOND        INCOME      APPRECIATION        EQUITY          EQUITY          BOND          GROWTH
     PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
    -----------     ---------     -------     ------------     -------------     ---------     -----------     ---------
      $ 1,368        $ 6,857      $2,789        $    419          $   632         $    28        $ 2,127        $   329
          400             --       1,943              88            2,694              84             --             72
       ------        -------      -------        -------          -------           -----         ------         ------
        1,768          6,857       4,732             507            3,326             112          2,127            401
       ------        -------      -------        -------          -------           -----         ------         ------
          314            652         821             487            1,412              46            276            161
           37            100         109              54              141               6             28             21
           75            105         110              76              141              72             83             53
           35             24          25              35              140              12             30             10
            5             13          14               7               18               1              3              3
           (8)           (16)        (23 )            (9)             (38)             (1)            (5)            (1)
            1              3           3               2                5              --              1              1
            1              3           3               1                5              --              1             --
           --             --           1              --               --              --             --             --
           18              7          11               5               48               5              5              3
       ------        -------      -------        -------          -------           -----         ------         ------
          478            891       1,074             658            1,872             141            422            251
          (16)            --          --              --               --             (69)            --             --
       ------        -------      -------        -------          -------           -----         ------         ------
          462            891       1,074             658            1,872              72            422            251
       ------        -------      -------        -------          -------           -----         ------         ------
        1,306          5,966       3,658            (151)           1,454              40          1,705            150
          483          6,557       5,268           2,836             (908)          1,216             13           (195)
        5,440          4,574      19,246          10,589           15,141              21          1,290          4,860
       ------        -------      -------        -------          -------           -----         ------         ------
      $ 7,229        $17,097      $28,172       $ 13,274          $15,687         $ 1,277        $ 3,008        $ 4,815
       ======        =======      =======        =======          =======           =====         ======         ======

        SELIGMAN         T. ROWE          PIMCO
        HENDERSON         PRICE          LIMITED
      INTERNATIONAL      NATURAL        MATURITY
        SMALL CAP       RESOURCES         BOND
      PORTFOLIO (1)     PORTFOLIO(1)   PORTFOLIO(1)
      -------------     ----------     -----------
          $ 110            $ 30          $   906
             73              31               --
           ----             ---            -----
            183              61              906
           ----             ---            -----
             76              21              101
              8               2               16
             14              13               16
             10               3                3
              1              --                3
             --              --               --
             --              --               --
             --              --               --
             --              --               --
              2               3                2
           ----             ---            -----
            111              42              141
             --             (11)              --
           ----             ---            -----
            111              31              141
           ----             ---            -----
             72              30              765
              8              31              174
             16             383              488
           ----             ---            -----
          $  96            $444          $ 1,427
           ====             ===            =====

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                                            SELIGMAN HENDERSON
                                           INTERNATIONAL EQUITY          LORD ABBETT GROWTH AND
                                                PORTFOLIO                   INCOME PORTFOLIO           JANCAP GROWTH PORTFOLIO
                                       ----------------------------   ----------------------------   ----------------------------
                                           1995            1994           1995            1994           1995            1994
                                       -------------   ------------   -------------   ------------   -------------   ------------
FROM OPERATIONS
    Net investment income (loss).....    $   2,165      $    1,164      $   3,534       $  1,700       $   1,686       $  1,245
    Net realized gain (loss) on
      investments and foreign
      currency transactions..........        8,916          10,789          7,136          1,699          38,435        (15,037)
    Net unrealized appreciation
      (depreciation) on investments,
      foreign currency transactions,
      and forward currency
      contracts......................       13,385         (11,302)        23,471         (1,797)         58,329          4,596
                                          --------       ---------       --------        -------        --------       --------
      Net Increase (Decrease) in Net
        Assets from Operations.......       24,466             651         34,141          1,602          98,450         (9,196)
                                          --------       ---------       --------        -------        --------       --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends to shareholders from
      net investment income..........           --            (309)        (1,700)          (559)         (1,363)          (447)
    Distributions to shareholders
      from capital gains.............      (12,667)         (1,751)        (1,699)          (922)             --             --
                                          --------       ---------       --------        -------        --------       --------
        Total Dividends and
          Distributions to
          Shareholders...............      (12,667)         (2,060)        (3,399)        (1,481)         (1,363)          (447)
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold........      105,273         199,458        170,735         43,721         135,311        117,459
    Net asset value of shares issued
      in reinvestment of dividends
      and distributions..............       12,667           2,060          3,399          1,481           1,363            447
    Cost of shares redeemed..........      (99,733)       (112,705)        (8,177)        (1,658)        (48,085)       (20,470)
                                          --------       ---------       --------        -------        --------       --------
      Increase (Decrease) in Net
        Assets from Capital Share
        Transactions.................       18,207          88,813        165,957         43,544          88,589         97,436
                                          --------       ---------       --------        -------        --------       --------
        Total Increase (Decrease) in
          Net Assets.................       30,006          87,404        196,699         43,665         185,676         87,793
                                          --------       ---------       --------        -------        --------       --------
NET ASSETS
    Beginning of Period..............      238,050         150,646         92,050         48,385         245,645        157,852
                                          --------       ---------       --------        -------        --------       --------
    End of Period....................    $ 268,056      $  238,050      $ 288,749       $ 92,050       $ 431,321       $245,645
                                          ========       =========       ========        =======        ========       ========
SHARES ISSUED AND REDEEMED
    Shares sold......................        6,250          11,116         11,930          3,682           9,644         10,265
    Shares issued in reinvestment of
      dividends and distributions....          823             117            276            118             119             37
    Shares redeemed..................       (5,865)         (6,401)          (600)          (139)         (3,650)        (1,801)
                                          --------       ---------       --------        -------        --------       --------
      Net Increase (Decrease) in
        Shares Outstanding...........        1,208           4,832         11,606          3,661           6,113          8,501
                                          ========       =========       ========        =======        ========       ========

--------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          FEDERATED UTILITY INCOME          AST PHOENIX BALANCED ASSET
      AST MONEY MARKET PORTFOLIO                 PORTFOLIO                          PORTFOLIO
    ------------------------------     ------------------------------     ------------------------------
        1995              1994             1995              1994             1995              1994
    -------------     ------------     -------------     ------------     -------------     ------------
      $  17,992        $    9,697        $   4,023         $  3,376         $   5,210         $  3,869
            156                (7)             358           (3,130)            9,100             (291)
             --                --           16,069           (4,810)           18,547           (3,287)
      ---------         ---------         --------         --------          --------         --------
         18,148             9,690           20,450           (4,564)           32,857              291
      ---------         ---------         --------         --------          --------         --------
        (17,992)           (9,697)          (3,376)            (884)           (3,867)            (724)
             --               (19)              --             (109)               --             (180)
      ---------         ---------         --------         --------          --------         --------
        (17,992)           (9,716)          (3,376)            (993)           (3,867)            (904)
        674,956           510,604           43,009           33,886            92,940           63,156
         17,896             8,496            3,376              993             3,867              904
       (637,371)         (344,560)         (27,265)         (15,760)          (16,215)          (9,414)
      ---------         ---------         --------         --------          --------         --------
         55,481           174,540           19,120           19,119            80,592           54,646
      ---------         ---------         --------         --------          --------         --------
         55,637           174,514           36,194           13,562           109,582           54,033
      ---------         ---------         --------         --------          --------         --------
        288,588           114,074           71,205           57,643           145,624           91,591
      ---------         ---------         --------         --------          --------         --------
      $ 344,225        $  288,588        $ 107,399         $ 71,205         $ 255,206         $145,624
      =========         =========         ========         ========          ========         ========
        674,956           510,604            4,009            3,338             7,580            6,038
         17,896             8,496              344               96               367               86
       (637,371)         (344,560)          (2,569)          (1,562)           (1,473)            (904)
      ---------         ---------         --------         --------          --------         --------
         55,481           174,540            1,784            1,872             6,474            5,220
      =========         =========         ========         ========          ========         ========


       FEDERATED HIGH YIELD
             PORTFOLIO
    -----------------------------
        1995            1994(1)
    -------------    ------------
      $   4,026          $  1,210
            124              (147)
          3,479            (1,390)
       --------          --------
          7,629              (327)
       --------          --------
         (1,210)               --
             --                --
       --------          --------
         (1,210)               --
         75,531            32,507
          1,210              --
        (20,776)          (10,872)
       --------          --------
         55,965            21,635
       --------          --------
         62,384            21,308
       --------          --------
         21,308                --
       --------          --------
      $  83,692          $ 21,308
       ========          ========
          7,197             3,302
            124                --
         (2,008)           (1,104)
       --------          --------
          5,313             2,198
       ========          ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                                        AST PHOENIX CAPITAL GROWTH        T. ROWE PRICE ASSET          PIMCO TOTAL RETURN BOND
                                                PORTFOLIO*                ALLOCATION PORTFOLIO                PORTFOLIO
                                       ----------------------------   ----------------------------   ----------------------------
                                           1995          1994(1)          1995          1994(1)          1995          1994(1)
                                       -------------   ------------   -------------   ------------   -------------   ------------
FROM OPERATIONS
    Net investment income (loss).....    $     107       $    116        $ 1,306        $    489       $   5,966       $  1,256
    Net realized gain (loss) on
      investments
      and foreign currency
      transactions...................        5,417           (705)           483            (152)          6,557           (463)
    Net unrealized appreciation
      (depreciation) on investments,
      foreign currency transactions,
      and forward currency
      contracts......................         (136)           136          5,440            (292)          4,574         (1,104)
                                          --------        -------        -------         -------         -------        -------
      Net Increase (Decrease) in Net
        Assets from Operations.......        5,388           (453)         7,229              45          17,097           (311)
                                          --------        -------        -------         -------         -------        -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends to shareholders from
      net investment income..........         (116)            --           (525)             --          (1,271)            --
    Distributions to shareholders
      from
      capital gains..................           --             --             --              --              --             --
                                          --------        -------        -------         -------         -------        -------
        Total Dividends and
          Distributions to
          Shareholders...............         (116)            --           (525)             --          (1,271)            --
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold........        6,536         16,685         31,289          24,603         199,583         49,723
    Net asset value of shares issued
      in reinvestment of dividends
      and distributions..............          116             --            525              --           1,271             --
    Cost of shares redeemed..........      (26,769)        (1,387)        (2,582)         (1,185)        (37,838)        (2,919)
                                          --------        -------        -------         -------         -------        -------
      Increase (Decrease) in Net
        Assets from
        Capital Share Transactions...      (20,117)        15,298         29,232          23,418         163,016         46,804
                                          --------        -------        -------         -------         -------        -------
        Total Increase (Decrease) in
          Net Assets.................      (14,845)        14,845         35,936          23,463         178,842         46,493
                                          --------        -------        -------         -------         -------        -------
NET ASSETS
    Beginning of Period..............       14,845             --         23,463              --          46,493             --
                                          --------        -------        -------         -------         -------        -------
    End of Period....................    $      --       $ 14,845        $59,399        $ 23,463       $ 225,335       $ 46,493
                                          ========        =======        =======         =======         =======        =======
SHARES ISSUED AND REDEEMED
    Shares sold......................          633          1,735          2,775           2,481          18,460          5,067
    Shares issued in reinvestment of
      dividends and distributions....           12             --             52              --             128             --
    Shares redeemed..................       (2,234)          (146)          (244)           (120)         (3,491)          (299)
                                          --------        -------        -------         -------         -------        -------
      Net Increase (Decrease) in
        Shares Outstanding...........       (1,589)         1,589          2,583           2,361          15,097          4,768
                                          ========        =======        =======         =======         =======        =======

--------------------------------------------------------------------------------

*  See Note 6.
(1) Commenced operations on January 4, 1994.
(2) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       FOUNDERS CAPITAL APPRECIATION       T. ROWE PRICE INTERNATIONAL
        INVESCO EQUITY INCOME
              PORTFOLIO                          PORTFOLIO                       EQUITY PORTFOLIO
    ------------------------------     ------------------------------     ------------------------------
        1995            1994(1)            1995            1994(1)            1995            1994(1)
    -------------     ------------     -------------     ------------     -------------     ------------
      $   3,658         $  1,056         $    (151)        $    290         $   1,454         $    268
          5,268             (255)            2,836           (1,039)             (908)             (16)
         19,246           (1,748)           10,589            2,767            15,141           (3,567)
       --------          -------          --------          -------          --------         --------
         28,172             (947)           13,274            2,018            15,687           (3,315)
       --------          -------          --------          -------          --------         --------
         (1,056)              --              (280)              --              (121)              --
             --               --                --               --              (249)              --
       --------          -------          --------          -------          --------         --------
         (1,056)              --              (280)              --              (370)              --
         93,257           66,925            62,848           29,373           101,284          122,535
          1,056               --               280               --               370               --
         (9,914)            (777)          (14,221)          (2,832)          (30,055)         (10,469)
       --------          -------          --------          -------          --------         --------
         84,399           66,148            48,907           26,541            71,599          112,066
       --------          -------          --------          -------          --------         --------
        111,515           65,201            61,901           28,559            86,916          108,751
       --------          -------          --------          -------          --------         --------
         65,201               --            28,559               --           108,751               --
       --------          -------          --------          -------          --------         --------
      $ 176,716         $ 65,201         $  90,460         $ 28,559         $ 195,667         $108,751
       ========          =======          ========          =======          ========         ========
          8,188            6,769             4,764            2,908            10,012           12,383
            105               --                26               --                41               --
           (850)             (79)           (1,074)            (274)           (2,997)          (1,074)
       --------          -------          --------          -------          --------         --------
          7,443            6,690             3,716            2,634             7,056           11,309
       ========          =======          ========          =======          ========         ========


          EAGLE GROWTH EQUITY             AST SCUDDER INTERNATIONAL
              PORTFOLIO*                       BOND PORTFOLIO
    -------------------------------     ------------------------------
        1995              1994(2)            1995            1994(2)
    -------------      ------------     -------------     ------------
      $      40           $   10           $ 1,705         $    421
          1,216              (42)              13              (254)
             21              (21)            1,290             (432)
       --------           ------           -------          -------
          1,277              (53)            3,008             (265)
       --------           ------           -------          -------
            (10)              --              (263)              --
             --               --                --               --
       --------           ------           -------          -------
            (10)              --              (263)              --
          5,636            3,841            30,340           16,273
             10               --               263               --
        (10,392)            (309)           (2,964)            (790)
       --------           ------           -------          -------
         (4,746)           3,532            27,639           15,483
       --------           ------           -------          -------
         (3,479)           3,479            30,384           15,218
       --------           ------           -------          -------
          3,479               --            15,218               --
       --------           ------           -------          -------
      $      --           $3,479           $45,602         $ 15,218
       ========           ======           =======          =======
            516              381             2,996            1,654
              1               --                27               --
           (867)             (31)             (295)             (81)
       --------           ------           -------          -------
           (350)             350             2,728            1,573
       ========           ======           =======          =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                                      SELIGMAN
                                                                                      HENDERSON     T. ROWE PRICE
                                                                                    INTERNATIONAL      NATURAL      PIMCO LIMITED
                                                        BERGER CAPITAL GROWTH         SMALL CAP       RESOURCES     MATURITY BOND
                                                              PORTFOLIO               PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ----------------------------   -------------   -------------   -------------
                                                         1995          1994(3)         1995(4)         1995(4)         1995(4)
                                                     -------------   ------------   -------------   -------------   -------------
FROM OPERATIONS
    Net investment income (loss)...................     $   150         $    3         $    72         $    30        $     765
    Net realized gain (loss) on investments and
      foreign
      currency transactions........................        (195)            (9)              8              31              174
    Net unrealized appreciation (depreciation) on
      investments, foreign currency transactions,
      and forward currency contracts...............       4,860             36              16             383              488
                                                        -------         ------         -------          ------         --------
      Net Increase (Decrease) in Net Assets
        from Operations............................       4,815             30              96             444            1,427
                                                        -------         ------         -------          ------         --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.......................................          (3)            --              --              --               --
    Distributions to shareholders from capital
      gains........................................          --             --              --              --               --
                                                        -------         ------         -------          ------         --------
        Total Dividends and Distributions to
          Shareholders.............................          (3)            --              --              --               --
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold......................      42,283          3,077          29,685           9,686          166,622
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions................................           3             --              --              --               --
    Cost of shares redeemed........................      (4,149)           (77)         (1,326)           (868)          (6,109)
                                                        -------         ------         -------          ------         --------
      Increase (Decrease) in Net Assets from
        Capital Share Transactions.................      38,137          3,000          28,359           8,818          160,513
                                                        -------         ------         -------          ------         --------
        Total Increase (Decrease) in Net Assets....      42,949          3,030          28,455           9,262          161,940
                                                        -------         ------         -------          ------         --------
NET ASSETS
    Beginning of Period............................       3,030             --              --              --               --
                                                        -------         ------         -------          ------         --------
    End of Period..................................     $45,979         $3,030         $28,455         $ 9,262        $ 161,940
                                                        =======         ======         =======          ======         ========
SHARES ISSUED AND REDEEMED
    Shares sold....................................       3,773            312           2,884             918           16,062
    Shares issued in reinvestment of dividends and
      distributions................................          --             --              --              --               --
    Shares redeemed................................        (370)            (8)           (128)            (84)            (597)
                                                        -------         ------         -------          ------         --------
      Net Increase (Decrease) in Shares
        Outstanding................................       3,403            304           2,756             834           15,465
                                                        =======         ======         =======          ======         ========

--------------------------------------------------------------------------------
(3) Commenced operations on October 20, 1994.
(4) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                               SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
                                                             ------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------
                                                               1995        1994        1993       1992       1991
                                                             --------    --------    --------    -------    -------
Net Asset Value at Beginning of Period...................... $  17.61    $  17.34    $  12.74    $ 13.90    $ 12.99
                                                             --------    --------    --------    -------    -------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss)............................     0.14        0.10        0.14      (0.17)      0.01
    Net Realized & Unrealized Gains (Losses) on Investments
      and Foreign Currency Transactions.....................     1.44        0.36        4.46      (0.99)      0.90
                                                             --------    --------    --------    -------    -------
         Total Increase (Decrease) From Investment
           Operations.......................................     1.58        0.46        4.60      (1.16)      0.91
                                                             --------    --------    --------    -------    -------
Less Dividends and Distributions
    Dividends from Net Investment Income....................       --       (0.03)         --         --         --
    Distributions from Net Realized Capital Gains...........    (0.99)      (0.16)         --         --         --
                                                             --------    --------    --------    -------    -------
         Total Dividends and Distributions..................    (0.99)      (0.19)         --         --         --
                                                             --------    --------    --------    -------    -------
Net Asset Value at End of Period............................ $  18.20    $  17.61    $  17.34    $ 12.74    $ 13.90
                                                             --------    --------    --------    -------    -------
Total Return................................................    10.00%       2.64%      36.11%     (8.35%)     7.01%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's).................. $268,056    $238,050    $150,646    $24,998    $15,892
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     1.17%       1.22%       1.52%      2.50%      2.50%
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     1.27%       1.32%       1.52%      2.50%      2.82%
Ratios of Net Investment Income (Loss)
  to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     0.88%       0.55%       0.28%     (1.62%)     0.12%
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     0.78%       0.46%       0.28%     (1.62%)    (0.20%)
Portfolio Turnover Rate.....................................    58.62%      48.69%      31.69%     54.56%     58.74%

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                                         LORD ABBETT GROWTH AND INCOME PORTFOLIO
                                                                        -----------------------------------------
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          1995       1994       1993      1992(2)
                                                                        --------    -------    -------    -------
Net Asset Value at Beginning of Period................................. $  12.00    $ 12.06    $ 10.70    $ 10.00
                                                                        --------    -------    -------    -------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss).......................................     0.16       0.20       0.11       0.07
    Net Realized & Unrealized Gains (Losses) on Investments and Foreign
      Currency Transactions............................................     3.22       0.06       1.35       0.63
                                                                        --------    -------    -------    -------
         Total Increase (Decrease) From Investment Operations..........     3.38       0.26       1.46       0.70
                                                                        --------    -------    -------    -------
Less Dividends and Distributions
    Dividends from Net Investment Income...............................    (0.20)     (0.12)     (0.04)        --
    Distributions from Net Realized Capital Gains......................    (0.20)     (0.20)     (0.06)        --
                                                                        --------    -------    -------    -------
         Total Dividends and Distributions.............................    (0.40)     (0.32)     (0.10)        --
                                                                        --------    -------    -------    -------
Net Asset Value at End of Period....................................... $  14.98    $ 12.00    $ 12.06    $ 10.70
                                                                        --------    -------    -------    -------
Total Return...........................................................    28.91%      2.22%     13.69%      7.00%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)............................. $288,749    $92,050    $48,385    $10,159
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement..............     0.99%      1.06%      1.22%      0.99%(1)
      Before Advisory Fee Waiver and Expense Reimbursement.............     0.99%      1.06%      1.33%      1.75%(1)
Ratios of Net Investment Income (Loss)
  to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement..............     2.50%      2.45%      2.05%      2.49%(1)
      Before Advisory Fee Waiver and Expense Reimbursement.............     2.50%      2.45%      1.94%      1.73%(1)
Portfolio Turnover Rate................................................    50.28%     60.47%     56.70%     34.29%

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 1, 1992.
(3) Commenced operations on November 6, 1992.
(4) Commenced operations on November 10, 1992.
(5) Commenced operations on May 4, 1993.

See Notes to Financial Statements.

--------------------------------------------------------------------------------


               JANCAP GROWTH PORTFOLIO                           AST MONEY MARKET PORTFOLIO
    ----------------------------------------------     -----------------------------------------------

           FOR THE YEAR ENDED DECEMBER 31,                     FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------     -----------------------------------------------
      1995         1994         1993       1992(3)       1995         1994         1993       1992(4)
    --------     --------     --------     -------     --------     --------     --------     --------
    $  11.22     $  11.78     $  10.53     $ 10.00     $   1.00     $   1.00     $   1.00     $   1.00
    --------     --------     --------     -------     --------     --------      -------      -------
        0.06         0.06         0.03       (0.01)      0.0494       0.0369       0.0252       0.0032
        4.18        (0.59)        1.22        0.54           --           --           --           --
    --------     --------     --------     -------     --------     --------      -------      -------
        4.24        (0.53)        1.25        0.53       0.0494       0.0369       0.0252       0.0032
    --------     --------     --------     -------     --------     --------      -------      -------
       (0.06)       (0.03)          --          --      (0.0494)     (0.0367)     (0.0252)     (0.0032)
          --           --           --          --           --      (0.0002)          --           --
    --------     --------     --------     -------     --------     --------      -------      -------
       (0.06)       (0.03)          --          --      (0.0494)     (0.0369)     (0.0252)     (0.0032)
    --------     --------     --------     -------     --------     --------      -------      -------
    $  15.40     $  11.22     $  11.78     $ 10.53     $   1.00     $   1.00     $   1.00     $   1.00
    --------     --------     --------     -------     --------     --------      -------      -------
       37.98%       (4.51%)      11.87%       5.30%         N/A          N/A          N/A          N/A
    $431,321     $245,645     $157,852     $15,218     $344,225     $288,588     $114,074     $  4,294
        1.12%        1.18%        1.22%       1.33%(1)     0.60%        0.64%        0.65%        0.65%(1)
        1.12%        1.18%        1.22%       2.21%(1)     0.72%        0.76%        0.84%        1.15%(1)
        0.51%        0.62%        0.35%      (0.90%)(1)     5.38%       3.90%        2.53%        2.43%(1)
        0.51%        0.62%        0.35%      (1.78%)(1)     5.26%       3.78%        2.34%        1.93%(1)
      113.32%       93.92%       92.16%       1.52%         N/A          N/A          N/A          N/A


         FEDERATED UTILITY
          INCOME PORTFOLIO
----------------------------------

         FOR THE YEAR ENDED
            DECEMBER 31,
----------------------------------
  1995        1994         1993(5)
--------     -------       -------
$   9.87     $ 10.79       $ 10.00
--------     -------       -------
    0.40        0.46          0.17
    2.09       (1.20)         0.62
--------     -------       -------
    2.49       (0.74)         0.79
--------     -------       -------
   (0.42)      (0.16)           --
      --       (0.02)           --
--------     -------       -------
   (0.42)      (0.18)           --
--------     -------       -------
$  11.94     $  9.87       $ 10.79
--------     -------       -------
   26.13%      (6.95%)        7.90%
$107,399     $71,205       $57,643
    0.93%       0.99%         1.18%(1)
    0.93%       0.99%         1.18%(1)
    4.58%       5.11%         5.09%(1)
    4.58%       5.11%         5.09%(1)
   70.94%      54.26%         5.30%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                                                                  FEDERATED HIGH
                                                                       AST PHOENIX               YIELD PORTFOLIO
                                                                BALANCED ASSET PORTFOLIO        ------------------
                                                             -------------------------------
                                                                                                FOR THE YEAR ENDED
                                                             FOR THE YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                             -------------------------------    ------------------
                                                               1995        1994      1993(5)     1995      1994(6)
                                                             --------    --------    -------    -------    -------
Net Asset Value at Beginning of Period...................... $  10.49    $  10.57    $ 10.00    $  9.69    $ 10.00
                                                              -------     -------    -------    -------    -------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss)............................     0.26        0.27       0.08       0.38       0.55
    Net Realized & Unrealized Gains (Losses) on Investments
      and Foreign Currency Transactions.....................     2.06       (0.26)      0.49       1.46      (0.86)
                                                              -------     -------    -------    -------    -------
         Total Increase (Decrease) From Investment
           Operations.......................................     2.32        0.01       0.57       1.84      (0.31)
                                                              -------     -------    -------    -------    -------
Less Dividends and Distributions
    Dividends from Net Investment Income....................    (0.28)      (0.07)        --      (0.39)        --
    Distributions from Net Realized Capital Gains...........       --       (0.02)        --         --         --
                                                              -------     -------    -------    -------    -------
         Total Dividends and Distributions..................    (0.28)      (0.09)        --      (0.39)        --
                                                              -------     -------    -------    -------    -------
Net Asset Value of Final Redemptions on December 29, 1995...
Net Asset Value at End of Period............................ $  12.53    $  10.49    $ 10.57    $ 11.14    $  9.69
                                                              -------     -------    -------    -------    -------
Total Return................................................    22.60%       0.09%      5.70%     19.57%     (3.10%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's).................. $255,206    $145,624    $91,591    $83,692    $21,308
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     0.94%       0.99%      1.13%(1)    1.11%     1.15%(1)
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     0.94%       0.99%      1.13%(1)    1.11%     1.34%(1)
Ratios of Net Investment Income (Loss) to Average Net
  Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     3.28%       3.08%      2.53%(1)    8.72%     9.06%(1)
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     3.28%       3.08%      2.53%(1)    8.72%     8.87%(1)
Portfolio Turnover Rate.....................................   160.94%      86.50%     46.35%     29.64%     40.55%

--------------------------------------------------------------------------------
(1) Annualized.
(5) Commenced operations on May 4, 1993.
(6) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                            T. ROWE PRICE ASSET
    AST PHOENIX CAPITAL         ALLOCATION           PIMCO TOTAL RETURN         INVESCO EQUITY
     GROWTH PORTFOLIO            PORTFOLIO             BOND PORTFOLIO          INCOME PORTFOLIO
    -------------------     -------------------     --------------------     --------------------
    FOR THE YEAR ENDED      FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
       DECEMBER 31,            DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
    -------------------     -------------------     --------------------     --------------------
     1995       1994(6)      1995       1994(6)       1995       1994(6)       1995       1994(6)
    -------     -------     -------     -------     --------     -------     --------     -------
    $  9.34     $ 10.00     $  9.94     $ 10.00     $   9.75     $ 10.00     $   9.75     $ 10.00
    -------     -------     -------     -------     --------     -------     --------     -------
       0.06        0.07        0.26        0.21         0.25        0.26         0.25        0.16
       2.92       (0.73)       2.02       (0.27)        1.55       (0.51)        2.65       (0.41)
    -------     -------     -------     -------     --------     -------     --------     -------
       2.98       (0.66)       2.28       (0.06)        1.80       (0.25)        2.90       (0.25)
    -------     -------     -------     -------     --------     -------     --------     -------
      (0.07)         --       (0.21)         --        (0.21)         --        (0.15)         --
         --          --          --          --           --          --           --          --
    -------     -------     -------     -------     --------     -------     --------     -------
      (0.07)         --       (0.21)         --        (0.21)         --        (0.15)         --
    -------     -------     -------     -------     --------     -------     --------     -------
    $ 12.25
         --     $  9.34     $ 12.01     $  9.94     $  11.34     $  9.75     $  12.50     $  9.75
    -------     -------     -------     -------     --------     -------     --------     -------
      32.10%      (6.60%)     23.36%      (0.60%)      18.78%      (2.50%)      30.07%      (2.50%)
    $    --     $14,845     $59,399     $23,463     $225,335     $46,493     $176,716     $65,201
       1.15%       1.15%(1)    1.25%       1.25%(1)     0.89%       1.02%(1)     0.98%       1.14%(1)
       1.37%       1.59%(1)    1.29%       1.47%(1)     0.89%       1.02%(1)     0.98%       1.14%(1)
       0.55%       1.47%(1)    3.53%       3.64%(1)     5.95%       5.57%(1)     3.34%       3.41%(1)
       0.33%       1.03%(1)    3.49%       3.42%(1)     5.95%       5.57%(1)     3.34%       3.41%(1)
     290.38%     216.86%      17.62%      31.62%      124.41%     139.25%       89.48%      62.87%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                                        FOUNDERS CAPITAL        T. ROWE PRICE
                                                                          APPRECIATION          INTERNATIONAL
                                                                           PORTFOLIO           EQUITY PORTFOLIO
                                                                       ------------------    --------------------
                                                                       FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                                          DECEMBER 31,           DECEMBER 31,
                                                                       ------------------    --------------------
                                                                        1995      1994(6)      1995      1994(6)
                                                                       -------    -------    --------    --------
Net Asset Value at Beginning of Period................................ $ 10.84    $ 10.00    $   9.62    $  10.00
                                                                       -------    -------    --------    --------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss)......................................   (0.04)      0.11        0.07        0.02
    Net Realized & Unrealized Gains (Losses) on Investments and
      Foreign Currency Transactions...................................    3.54       0.73        0.99       (0.40)
                                                                       -------    -------    --------    --------
         Total Increase (Decrease) From Investment Operations.........    3.50       0.84        1.06       (0.38)
                                                                       -------    -------    --------    --------
Less Dividends and Distributions
    Dividends from Net Investment Income..............................   (0.09)        --       (0.01)         --
    Distributions from Net Realized Capital Gains.....................      --         --       (0.02)         --
                                                                       -------    -------    --------    --------
         Total Dividends and Distributions............................   (0.09)        --       (0.03)         --
                                                                       -------    -------    --------    --------
Net Asset Value of Final Redemptions on December 29, 1995.............
Net Asset Value at End of Period...................................... $ 14.25    $ 10.84    $  10.65    $   9.62
                                                                       -------    -------    --------    --------
Total Return..........................................................   32.56%      8.40%      11.09%      (3.80%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)............................ $90,460    $28,559    $195,667    $108,751
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................    1.22%      1.30%(1)     1.33%      1.75%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................    1.22%      1.55%(1)     1.33%      1.77%(1)
Ratios of Net Investment Income (Loss) to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................   (0.28%)     2.59%(1)     1.03%      0.45%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................   (0.28%)     2.34%(1)     1.03%      0.43%(1)
Portfolio Turnover Rate...............................................   68.32%    197.93%      17.11%      15.70%

--------------------------------------------------------------------------------
(1) Annualized.
(6) Commenced operations on January 4, 1994.
(7) Commenced operations on May 3, 1994.
(8) Commenced operations on October 20, 1994.
(9) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                            SELIGMAN         T. ROWE           PIMCO
                                                                           HENDERSON          PRICE           LIMITED
                               AST SCUDDER                                INTERNATIONAL      NATURAL          MATURITY
       EAGLE GROWTH           INTERNATIONAL          BERGER CAPITAL        SMALL CAP        RESOURCES           BOND
     EQUITY PORTFOLIO        BOND PORTFOLIO         GROWTH PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
    ------------------     -------------------     ------------------     ------------     ------------     ------------
                                                                            FOR THE          FOR THE          FOR THE
    FOR THE YEAR ENDED     FOR THE YEAR ENDED      FOR THE YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
       DECEMBER 31,           DECEMBER 31,            DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
    ------------------     -------------------     ------------------     ------------     ------------     ------------
     1995       1994(7)     1995       1994(7)      1995       1994(8)      1995(9)          1995(9)          1995(9)
    -------     ------     -------     -------     -------     ------     ------------     ------------     ------------
    $  9.95     $10.00     $  9.68     $ 10.00     $  9.97     $10.00       $  10.00          $10.00          $  10.00
    -------     ------     -------     -------     -------     ------        -------          ------          --------
       0.09       0.03        0.31        0.27        0.04       0.01           0.03            0.04              0.05
       2.30      (0.08)       0.75       (0.59)       2.40      (0.04)          0.30            1.07              0.42
    -------     ------     -------     -------     -------     ------        -------          ------          --------
       2.39      (0.05)       1.06       (0.32)       2.44      (0.03)          0.33            1.11              0.47
    -------     ------     -------     -------     -------     ------        -------          ------          --------
      (0.02)        --       (0.14)         --       (0.01)        --             --              --                --
         --         --          --          --          --         --             --              --                --
    -------     ------     -------     -------     -------     ------        -------          ------          --------
      (0.02)        --       (0.14)         --       (0.01)        --             --              --                --
    -------     ------     -------     -------     -------     ------        -------          ------          --------
    $ 12.32
         --     $ 9.95     $ 10.60     $  9.68     $ 12.40     $ 9.97       $  10.33          $11.11          $  10.47
    -------     ------     -------     -------     -------     ------        -------          ------          --------
      24.11%     (0.50%)     11.10%      (3.20%)     24.42%     (0.30%)         3.30%          11.10%             4.70%
    $    --     $3,479     $45,602     $15,218     $45,979     $3,030       $ 28,455          $9,262          $161,940
       1.25%      1.25%(1)    1.53%       1.68%(1)    1.17%      1.25%(1)       1.46%(1)        1.35%(1)          0.89%(1)
       2.44%      2.63%(1)    1.53%       1.68%(1)    1.17%      1.70%(1)       1.46%(1)        1.80%(1)          0.89%(1)
       0.69%      0.80%(1)    6.17%       7.03%(1)    0.70%      1.41%(1)       0.94%(1)        1.28%(1)          4.87%(1)
      (0.50%)    (0.56%)(1)    6.17%      7.03%(1)    0.70%      0.97%(1)       0.94%(1)        0.83%(1)          4.87%(1)
     107.63%     11.39%     325.00%     163.27%      84.21%      5.36%          3.52%           2.32%           204.85%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     American Skandia Trust (the "Trust"), was organized under the laws of the Commonwealth of Massachusetts on October 31, 1988, as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust operates as a series company, issuing nineteen classes of shares of beneficial interest during 1995: Seligman Henderson International Equity Portfolio ("Henderson"), Lord Abbett Growth and Income Portfolio ("Lord Abbett"), JanCap Growth Portfolio ("JanCap"), AST Money Market Portfolio ("Money Market"), Federated Utility Income Portfolio ("Federated"), AST Phoenix Balanced Asset Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), AST Phoenix Capital Growth Portfolio ("Growth"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("PIMCO"), INVESCO Equity Income Portfolio ("INVESCO"), Founders Capital Appreciation Portfolio ("Founders"), T. Rowe Price International Equity Portfolio ("T. Rowe"), Eagle Growth Equity Portfolio ("Eagle"), AST Scudder International Bond Portfolio ("Scudder"), Berger Capital Growth Portfolio ("Berger"), Seligman Henderson International Small Cap Portfolio ("Small Cap"), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), and PIMCO Limited Maturity Bond Portfolio ("Limited Maturity") (collectively "the Portfolios").

The following is a summary of the Trust's significant accounting policies:

Security Valuation

     All Portfolios, other than Money Market: Securities are valued at the close of regular trading on each business day the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities on which there were no transactions, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     Short-term obligations with less than sixty days remaining to maturity are valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and thereafter are valued on an amortized cost basis based on the value on such date.

     Money Market: Securities are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Foreign Currency Translation and Foreign Currency Exchange Contracts

     The Trust's investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates determined prior to the close of the NYSE. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions.

     A foreign currency exchange contract (FCEC) is a commitment to purchase or sell a specified amount of foreign currency at the settlement date at a specified rate. FCECs are used to hedge against foreign exchange rate risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. Risks may arise upon entering into FCECs from the potential inability of counterparties to meet the terms of their contracts. Also, when utilizing FCECs a Portfolio

--------------------------------------------------------------------------------

     gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. FCECs are marked-to-market daily at the applicable exchange rates and any gains or losses are recorded as unrealized until the contract settlement date.

Futures and Options

     Certain Portfolios, as permitted by the Trust's prospectus, may enter into futures contracts and purchase and write both put and call options. Futures contracts provide for the future sale by one party and purchase by another of a specified amount of a financial instrument at an agreed upon price and date. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security or currency at a specified price on a certain date. For both futures and options, risks arise from possible illiquidity and from movements in security values, interest rates or currency values.

     Futures and purchased options are valued based on their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Fluctuations in the value of futures and options are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Investment Transactions and Investment Income

     Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are recognized on the FIFO cost basis. Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Gains or losses on premiums from expired options are recognized on the date of expiration.

Dividends and Distributions to Shareholders

     All Portfolios other than Money Market: Dividends and distributions arising from net investment income and net short-term and long-term capital gains, if any, are declared and paid annually.

     Money Market: Dividends from net investment income are declared daily and paid monthly, and capital gains, if any, are declared and paid annually.

Organizations Costs

     The Trust bears all costs in connection with its organization, including the initial fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from May 1, 1992.

Tax Matters

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to distribute all of its taxable income, as well as any net realized gains to its shareholders. Therefore, no federal income tax provision has been made. Foreign taxes have been provided for dividend and interest income earned on foreign investments in accordance with the applicable country's tax rates and, to the extent unrecoverable, are recorded as a reduction of investment income.

2.  INVESTMENT MANAGEMENT AGREEMENTS,
    INVESTMENT SUB-ADVISORY
    AGREEMENTS AND TRANSACTIONS
    WITH AFFILIATES

     The Portfolios have entered into Investment Management Agreements with American Skandia Investment Services, Inc., formerly American Skandia Life Investment Management, Inc., ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following entities as sub-advisors for their respective Portfolios:
Seligman Henderson Co., a joint venture between J&W Seligman & Co. Incorporated and Henderson International, Inc. for Henderson and Small Cap, Lord Abbett & Co. for Lord Abbett, Janus Capital Corporation for JanCap,

--------------------------------------------------------------------------------

     J. P. Morgan Investment Management, Inc. for Money Market, Federated Investment Counseling for Federated and High Yield, Phoenix Investment Counsel, Inc. for Balanced and Growth, T. Rowe Price Associates, Inc. for Asset Allocation and Natural Resources, Pacific Investment Management Co. for PIMCO and Limited Maturity, INVESCO Trust Co. for INVESCO, Founders Asset Management Inc. for Founders, Rowe Price-Fleming International, a United Kingdom corporation, for T. Rowe, Eagle Asset Management for Eagle, Scudder, Stevens, and Clark for Scudder, and Berger Associates, Inc. for Berger. The Investment Manager receives a fee computed daily and paid monthly based on an annual rate of 1.00%, .75%, .90%, .50%, .75%, .75%, .75%, .75%, .85%, .65%, .75%, .90%,
1.00%,  .80%, 1.00%, .75%, 1.00%, .90%, and .65% of the average daily net assets of the Henderson, Lord Abbett, JanCap, Money Market, Federated, Balanced, High Yield, Growth, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, Eagle, Scudder, Berger, Small Cap, Natural Resources, and Limited Maturity Portfolios, respectively. The fees for Federated are at the rate of .60% for average daily net assets in excess of $50,000,000 and for Balanced are at the rate of .65% for average daily net assets in excess of $75,000,000. The Investment Manager is currently voluntarily waiving .15% of its fee for Henderson on average daily net assets in excess of $75,000,000, and .05% of its fee for Money Market.

     The Investment Manager pays each sub-advisor a fee computed daily and payable monthly based on an annual rate of 1.00%, .50%, .60%, .25%, .50%, .50%,
 .50%, .50%, .50%, .30%, .50%, .65%, .75%, .50%, .60%, .55%, .60%, .60%, and .30%
of the average daily net assets of the Henderson, Lord Abbett, JanCap, Money Market, Federated, Balanced, High Yield, Growth, Asset Allocation, PIMCO,
INVESCO,   Founders,  T.  Rowe,  Eagle,  Scudder,  Berger,  Small  Cap,  Natural
Resources, and Limited Maturity Portfolios, respectively. The sub-advisors for Henderson and Money Market are currently voluntarily waiving portions of the fees payable to them by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the sub-advisors of all Portfolios, other than Eagle and Scudder, are reduced for Portfolio net assets in excess of specified levels.

     The Investment Manager has agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses (after fee waivers and expense reimbursements) of the Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. The Investment Management Agreement with each Portfolio also provides that the Investment Manager will reimburse the Portfolio to prevent its expenses from exceeding a specific percentage limit. During the year ended December 31, 1995, the Investment Manager reimbursed Money Market, Growth, Asset Allocation, Eagle and Natural Resources for expenses pursuant to those provisions.

     The Trust has entered into an agreement for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.1% of each Portfolio's average daily net assets.

     Certain officers and/or Trustees of the Trust are also officers and/or directors of the Investment Manager. During the year ended December 31, 1995, the Trust made no direct payments to its officers or interested Trustees.

3.  PURCHASES AND SALES OF SECURITIES

     The cost of security purchases and proceeds from the sales of securities, excluding short-term obligations, during the year ended December 31, 1995 were ($ in thousands): $139,949 and $135,018 for Henderson, $161,248 and $67,797 for
Lord  Abbett,  $481,042  and  $338,056  for  JanCap,  $79,463  and  $60,002  for
Federated, $231,131 and $201,726 for Balanced, $65,672 and $12,996 for High Yield, $44,632 and $61,254 for Growth, $37,318 and $5,889 for Asset Allocation,

--------------------------------------------------------------------------------

     $229,857 and $87,401 for PIMCO,  $175,237 and $93,917 for INVESCO,  $77,534
and $32,394 for Founders, $90,390 and $22,238 for T. Rowe, $4,887 and $9,040 for
Eagle, $106,962 and $80,393 for Scudder, $54,444 and $15,457 for Berger, $24,497
and $359 for Small Cap, $7,314 and $271 for Natural Resources, and $100,645 and $44,050 for Limited Maturity.

     4. FINANCIAL INSTRUMENTS Certain Portfolios, as permitted by the Trust's prospectus, may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as changes in interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

     The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

5.  CAPITAL LOSS CARRYOVERS

     At December 31, 1995, for Federal income tax purposes, capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of utilization or expiration in 2002 were ($ in thousands): $2,704 for Federated, $26 for High Yield and $9 for Berger. Capital loss carryovers that expire in 2003 were ($ in thousands): $418 for T. Rowe, $195 for Berger and $14 for Small Cap.

6.  FUND SUBSTITUTION

     On December 29, 1995, pursuant to an exemptive order granted by the Securities and Exchange Commission, ASLAC effected a substitution involving various Portfolios and other unaffiliated mutual funds offered as investment options in its annuity contracts. As a result of that substitution, on December 29, 1995, the separate accounts of ASLAC redeemed all of the then-outstanding shares of Growth and Eagle, and effected purchases of the shares of various Portfolios of the Trust, as follows ($ in thousands unaudited):

                               VALUE OF FUND SHARES:
          PORTFOLIO            PURCHASED   REDEEMED
-----------------------------  ----------  ---------
Henderson....................    $  2,154
Lord Abbett..................      66,471
JanCap.......................         623
Balanced.....................      69,746
PIMCO........................      44,198
Limited Maturity.............     101,712
Growth.......................                $19,220
Eagle........................                  5,255

7.  SUBSEQUENT EVENT

     On April 12, 1996 the shareholders of the AST Scudder International Bond Portfolio approved a proposal to enter into a new Investment Management Agreement with the Investment Manager, effective May 1, 1996, which provides for a reduction in the Investment Manager's fee to an annual rate of .80% of the Portfolio's average daily net assets. Also on April 12, 1996, the Portfolio's shareholders approved a proposal to enter into a new Sub-Advisory Agreement under which Rowe Price-Fleming International will become sub-advisor to the Portfolio, effective May 1, 1996, and the annual fee rate paid by the Investment Manager to the sub-advisor will be .40% of the Portfolio's average daily net assets. In conjunction with the adoption of these new agreements, the name of the Portfolio will change to the "T. Rowe Price International Bond Portfolio," effective May 1, 1996.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                           JUNE 30, 1996 (UNAUDITED)


               SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
                    LORD ABBETT GROWTH AND INCOME PORTFOLIO
                            JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                       FEDERATED UTILITY INCOME PORTFOLIO
                      AST PHOENIX BALANCED ASSET PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                    T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                       PIMCO TOTAL RETURN BOND PORTFOLIO
                        INVESCO EQUITY INCOME PORTFOLIO
                    FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                  T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                   T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                        BERGER CAPITAL GROWTH PORTFOLIO
              SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO
                   T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     PIMCO LIMITED MATURITY BOND PORTFOLIO
                  ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                      ----------  -------------
FOREIGN STOCKS -- 95.6%
ARGENTINA -- 0.6%
    YPF SA [ADR].....................     80,000  $   1,800,000
                                                   ------------
AUSTRALIA -- 3.3%
    Broken Hill Proprietary Co.
      Ltd. ..........................    181,270      2,503,273
    News Corp. Ltd. .................    500,794      2,837,951
    Western Mining Corp. Ltd. .......    370,000      2,646,388
    Westpac Banking Corp. Ltd. ......    590,000      2,610,784
                                                   ------------
                                                     10,598,396
                                                   ------------
FRANCE -- 9.9%
    Accor SA.........................     29,441      4,122,347
    AXA SA...........................     79,994      4,380,761
    Carrefour Supermarch SA..........      5,967      3,346,654
    Carrefour Supermarch Rights*.....      5,967      1,650,118
    Cie Generale des Eaux............     45,716      5,112,055
    Roussel-Uclaf....................     19,414      4,662,743
    Societe Generale.................     39,696      4,369,409
    Societe Nationale Elf
      Aquitaine SA...................     62,755      4,620,494
                                                   ------------
                                                     32,264,581
                                                   ------------
GERMANY -- 6.3%
    Adidas AG........................     35,712      2,976,783
    Bayer AG.........................    140,400      4,944,377
    Deutsche Bank AG.................     92,485      4,385,222
    Lufthansa AG.....................     27,212      3,856,495
    Siemens AG.......................     82,700      4,436,845
                                                   ------------
                                                     20,599,722
                                                   ------------
HONG KONG -- 4.7%
    Citic Pacific Ltd. ..............    850,000      3,437,117
    Guangdong Investment Ltd. .......  5,300,000      3,355,080
    HSBC Holdings PLC................    202,000      3,053,291
    Sun Hung Kai Properties Ltd. ....    330,000      3,336,025
    Swire Pacific Ltd. Cl-A..........    265,000      2,268,103
                                                   ------------
                                                     15,449,616
                                                   ------------
INDIA -- 1.6%
    Gujarat Ambuja Cement [GDR]*.....    210,001      2,467,512
    Hindalco Industries Ltd.
      [GDR]*.........................     75,000      2,840,625
                                                   ------------
                                                      5,308,137
                                                   ------------
INDONESIA -- 0.8%
    PT Telekomunikasi Indonesia......      7,000         10,606
    PT Telekomunikasi
      Indonesia [ADR]................     90,000      2,677,500
                                                   ------------
                                                      2,688,106
                                                   ------------
ITALY -- 2.0%
    Istituto Nazionale Delle
      Assicurazioni..................  3,209,396      4,788,736
    Olivetti & Co. SPA Cl-C*.........  2,993,742      1,616,707
                                                   ------------
                                                      6,405,443
                                                   ------------
JAPAN -- 26.0%
    Alps Electric Co. Ltd. ..........    181,000      2,201,061
    Aoyama Trading Co. Ltd. .........     46,700      1,225,464
    CSK Corp. .......................    145,000      4,322,026
    Denny's Japan Co. Ltd. ..........     38,000      1,351,559

                                        SHARES        VALUE
                                      ----------  -------------
    East Japan Railway Co. ..........      1,092  $   5,741,062
    Hokkai Can Ltd. .................    152,000      1,202,158
    Joshin Denki.....................    107,000      1,545,762
    Kao Corp. .......................    202,000      2,733,474
    Mitsubishi Materials Corp. ......    838,000      4,566,590
    Mitsui Marine & Fire Insurance...    554,000      4,411,941
    Mitsui O.S.K. Lines Ltd.*........  1,343,000      4,641,620
    Nippon Oil Co. Ltd. .............    203,000      1,379,071
    Nippon Telegraph & Telephone
      Corp. .........................      1,105      8,203,895
    Nippon TV Network................      8,410      2,614,428
    Nomura Securities Co. Ltd. ......    117,000      2,289,293
    Pioneer Electronic Corp. ........    387,000      9,235,348
    Sankyo Co. Ltd. .................     26,000        998,446
    Sumitomo Metal Industries........  1,364,000      4,190,400
    Sumitomo Sitix Corp. ............     36,000        796,562
    Sumitomo Trust & Banking.........    323,000      4,429,917
    Tokyo Steel Manufacturing........     67,000      1,317,089
    Toshiba Corp. ...................  1,086,000      7,745,085
    Toyo Ink Manufacturing...........    243,000      1,395,300
    Tsubaki Nakashima Co. Ltd. ......    102,000      1,268,355
    Tsutsumi Jewelry Co. Ltd. .......     21,000      1,017,647
    Yamaha Corp. ....................    235,000      3,889,092
                                                   ------------
                                                     84,712,645
                                                   ------------
KOREA -- 0.7%
    Samsung Electronics Co. [GDR]....     13,347        334,141
    Samsung Electronics Co. [GDS]....     72,290      1,787,862
                                                   ------------
                                                      2,122,003
                                                   ------------
MALAYSIA -- 2.1%
    Malayan Banking BHD..............    226,500      2,178,758
    Proton Perusahaan Otomobil BHD...    453,000      2,469,258
    United Engineers Ltd. ...........    322,000      2,232,705
                                                   ------------
                                                      6,880,721
                                                   ------------
MEXICO -- 0.5%
    Grupo Carso SA [ADR]*............    110,000      1,558,590
                                                   ------------
NETHERLANDS -- 4.2%
    DSM NV...........................     38,222      3,800,451
    Elsevier NV......................    316,849      4,813,978
    ING Groep NV.....................    174,235      5,202,418
                                                   ------------
                                                     13,816,847
                                                   ------------
NORWAY -- 1.3%
    Norsk Hydro AS...................     88,719      4,347,027
                                                   ------------
PHILIPPINES -- 0.7%
    SM Prime Holdings, Inc. .........  8,940,000      2,321,191
                                                   ------------
SINGAPORE -- 2.3%
    DBS Land Ltd. ...................    830,000      2,847,059
    United Industrial Corp. Ltd. ....  2,170,000      2,214,599
    United Overseas Bank Ltd. .......    240,860      2,304,472
                                                   ------------
                                                      7,366,130
                                                   ------------
SPAIN -- 2.7%
    Banco Santander SA...............     92,591      4,326,750
    Iberdrola SA.....................    440,135      4,522,759
                                                   ------------
                                                      8,849,509
                                                   ------------

SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                      ----------  -------------
SWEDEN -- 2.7%
    Ericsson, (L.M.) Telephone
      Co. Cl-B.......................    218,752  $   4,723,952
    Stora Kopparbergs Cl-B...........    301,899      3,989,212
                                                   ------------
                                                      8,713,164
                                                   ------------
SWITZERLAND -- 7.1%
    ABB AG...........................      3,867      4,788,127
    CS Holding AG....................     20,905      1,989,837
    Nestle SA........................      4,000      4,572,068
    Sandoz AG........................      4,226      4,837,151
    SMH Neuenberg AG.................     16,985      2,656,029
    Zurich Versicherungs.............     15,943      4,348,555
                                                   ------------
                                                     23,191,767
                                                   ------------
TAIWAN -- 1.1%
    Taiwan Fund, Inc.**..............    300,000      3,412,500
                                                   ------------
THAILAND -- 1.2%
    Land and House PLC...............    150,000      1,891,626
    Siam Commercial Bank Co. Ltd. ...    135,000      1,957,832
                                                   ------------
                                                      3,849,458
                                                   ------------
UNITED KINGDOM -- 13.8%
    B.A.T. Industries PLC............    470,000      3,657,332
    British Airports Authorities
      PLC............................    350,000      2,544,150
    British Petroleum Co. PLC........    333,500      2,924,075
    Caradon PLC......................    680,000      2,281,348
    Central European Growth Fund
      PLC**..........................  1,680,000      1,689,576
    Central European Growth Fund PLC
      Warrants*......................    258,000         54,098
    FKI Babcock PLC..................    962,500      2,541,432
    Granada Group PLC................    307,000      4,110,309
                                        SHARES        VALUE
                                      ----------  -------------
    Matthew Clark PLC................    210,000  $   2,508,271
    Rentokil Group PLC...............    515,800      3,276,676
    Reuters Holdings PLC.............    220,000      2,661,883
    Rolls-Royce PLC..................    705,000      2,452,821
    Royal Bank of Scotland PLC.......    370,000      2,833,201
    Siebe PLC........................    295,000      4,187,907
    Tesco PLC........................    781,500      3,568,659
    WPP Group PLC....................  1,100,000      3,673,330
                                                  -------------
                                                     44,965,068
                                                  -------------
TOTAL INVESTMENTS
  (COST $281,031,242) -- 95.6%.......               311,220,621
OTHER ASSETS LESS
  LIABILITIES -- 4.4%................                14,402,823
                                                  -------------
NET ASSETS -- 100.0%.................             $ 325,623,444
                                                  =============

Foreign currency exchange contracts outstanding at June 30, 1996:

                  PRINCIPAL
                    AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED         EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT         RATE          MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Sell     DEM     $ 6,800,000         1.5194         08/96         $   (9,683)
Sell     FRF      10,500,000         5.1502         08/96            (35,820)
Buy      JPN         485,477       109.3700         07/96              2,274
Buy      JPN      10,000,000       107.7000         08/96            (85,260)
Sell     JPN         487,260       109.2700         07/96                232
Sell     JPN      26,000,000       103.3300         08/96          1,268,822
Sell     MEX          22,248         7.6300         07/96               (145)
Sell     UK          547,172         0.6485         07/96             (3,950)
                                                                  ----------
                                                                  $1,136,470
                                                                  ==========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Closed-end funds.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 89.2%
AEROSPACE -- 0.7%
    Boeing Co. ....................     30,000    $  2,613,750
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.8%
    General Motors Corp. ..........    125,000       6,546,875
                                                  ------------
CHEMICALS -- 2.4%
    Dow Chemical Co. ..............     75,000       5,700,000
    Hanna, (M.A.) Co. .............    150,000       3,131,250
                                                  ------------
                                                     8,831,250
                                                  ------------
CLOTHING & APPAREL -- 1.0%
    V.F. Corp. ....................     60,000       3,577,500
                                                  ------------
COMPUTER HARDWARE -- 4.2%
    EMC Corp.*.....................    225,000       4,190,625
    International Business Machines
      Corp. .......................     48,600       4,811,400
    Seagate Technology, Inc.*......    150,000       6,750,000
                                                  ------------
                                                    15,752,025
                                                  ------------
CONSUMER PRODUCTS &
  SERVICES -- 4.3%
    American Brands, Inc. .........    150,000       6,806,250
    Tambrands, Inc. ...............     75,400       3,081,975
    Whirlpool Corp. ...............    123,400       6,123,725
                                                  ------------
                                                    16,011,950
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.7%
    AMP, Inc. .....................     75,000       3,009,375
    Emerson Electric Co. ..........    120,000      10,845,000
    Hewlett-Packard Co. ...........     50,000       4,981,250
    National Service Industries,
      Inc. ........................    120,000       4,695,000
    Texas Instruments, Inc. .......     30,000       1,496,250
                                                  ------------
                                                    25,026,875
                                                  ------------
ENVIRONMENTAL SERVICES -- 2.5%
    Browning-Ferris Industries,
      Inc. ........................    150,000       4,350,000
    WMX Technologies, Inc. ........    150,000       4,912,500
                                                  ------------
                                                     9,262,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 7.3%
    Bank of Boston Corp. ..........    110,000       5,445,000
    BankAmerica Corp. .............     60,000       4,545,000
    Chase Manhattan Corp. .........    120,000       8,475,000
    Comerica, Inc. ................     90,000       4,016,250
    Great Western Financial
      Corp. .......................    200,000       4,775,000
                                                  ------------
                                                    27,256,250
                                                  ------------
FOOD -- 6.8%
    Conagra, Inc. .................    180,000       8,167,500
    CPC International, Inc. .......      7,100         511,200
    Hershey Foods Corp. ...........     45,000       3,301,875
    Pioneer Hi-Bred International,
      Inc. ........................     90,000       4,758,750
    Sara Lee Corp. ................     90,000       2,913,750
    Supervalu, Inc. ...............    180,000       5,670,000
                                                  ------------
                                                    25,323,075
                                                  ------------

                                      SHARES         VALUE
                                     ---------    ------------
INDUSTRIAL PRODUCTS -- 3.0%
    Cooper Tire & Rubber Co. ......     81,900    $  1,822,275
    Corning, Inc. .................    135,900       5,215,162
    Snap-On, Inc. .................     90,000       4,263,750
                                                  ------------
                                                    11,301,187
                                                  ------------
INSURANCE -- 7.6%
    Aetna Life & Casualty Co. .....    110,000       7,865,000
    CHUBB Corp. ...................    160,000       7,980,000
    Cigna Corp. ...................     30,000       3,536,250
    Lincoln National Corp. ........     90,000       4,162,500
    Transamerica Corp. ............     60,000       4,860,000
                                                  ------------
                                                    28,403,750
                                                  ------------
MACHINERY & EQUIPMENT -- 2.4%
    Deere & Co. ...................    150,000       6,000,000
    Goulds Pumps, Inc. ............    120,000       3,075,000
                                                  ------------
                                                     9,075,000
                                                  ------------
MEDICAL SUPPLIES &
  EQUIPMENT -- 1.9%
    Malincrodt Group, Inc. ........    180,000       6,997,500
                                                  ------------
OFFICE EQUIPMENT -- 2.4%
    Harris Corp. ..................     90,000       5,490,000
    Moore Corp. Ltd. ..............    180,000       3,397,500
                                                  ------------
                                                     8,887,500
                                                  ------------
OIL & GAS -- 9.9%
    Chevron Corp. .................     75,000       4,425,000
    Coastal Corp. .................     77,800       3,248,150
    Consolidated Natural Gas
      Co. .........................    115,000       6,008,750
    Mobil Corp. ...................     60,000       6,727,500
    Schlumberger Ltd. .............     45,000       3,791,250
    Sonat, Inc. ...................    150,000       6,750,000
    Total SA [ADR].................    160,000       5,940,000
                                                  ------------
                                                    36,890,650
                                                  ------------
PAPER & FOREST PRODUCTS -- 4.9%
    International Paper Co. .......    120,000       4,425,000
    James River Corp. of
      Virginia.....................    240,000       6,330,000
    Kimberly-Clark Corp. ..........     50,000       3,862,500
    Westvaco Corp. ................    120,000       3,585,000
                                                  ------------
                                                    18,202,500
                                                  ------------
PHARMACEUTICALS -- 4.5%
    Merck & Co., Inc. .............     30,000       1,938,750
    Smithkline Beecham PLC [ADR]...    120,000       6,525,000
    Warner-Lambert Co. ............    150,000       8,250,000
                                                  ------------
                                                    16,713,750
                                                  ------------
PRINTING & PUBLISHING -- 1.1%
    Deluxe Corp. ..................    120,000       4,260,000
                                                  ------------
RESTAURANTS -- 1.2%
    Brinker International, Inc.*...    300,000       4,500,000
                                                  ------------

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
RETAIL & MERCHANDISING -- 4.1%
    May Department Stores Co. .....     90,000    $  3,937,500
    Payless Shoesource, Inc.*......    150,000       4,762,500
    Sears Roebuck & Co. ...........     60,000       2,917,500
    Toys 'R' Us, Inc.*.............    120,000       3,420,000
                                                  ------------
                                                    15,037,500
                                                  ------------
TELECOMMUNICATIONS -- 4.0%
    AT&T Corp. ....................     90,000       5,580,000
    Lucent Technologies, Inc. .....     40,000       1,515,000
    MCI Communications Corp. ......    300,000       7,687,500
                                                  ------------
                                                    14,782,500
                                                  ------------
UTILITIES -- 4.5%
    Central & South West Corp. ....    180,000       5,220,000
    Cinergy Corp. .................    210,000       6,720,000
    Ohio Edison Co. ...............    225,000       4,921,875
                                                  ------------
                                                    16,861,875
                                                  ------------
TOTAL COMMON STOCK
  (COST $299,705,451)..............                332,115,762
                                                  ------------
PREFERRED STOCK -- 2.4%
INDUSTRIAL PRODUCTS -- 1.2%
    Sonoco Products Co.
      $2.25 [CVT]..................     75,000       4,518,750
                                                  ------------
                                      SHARES         VALUE
                                     ---------    ------------
OIL & GAS -- 1.2%
    Atlantic Richfield Co. 9.01%
      [CVT]........................    180,000    $  4,387,500
                                                  ------------
TOTAL PREFERRED STOCK
  (COST $8,591,249)................                  8,906,250
                                                  ------------
SHORT TERM INVESTMENTS -- 7.4%
    Temporary Investment
      Cash Fund....................  13,766,124     13,766,124
    Temporary Investment Fund......  13,766,124     13,766,124
                                                  ------------
      (COST $27,532,248)...........                 27,532,248
                                                  ------------

                                          PAR
                              MATURITY   (000)
                              ---------  ------
U.S. TREASURY OBLIGATIONS
  -- 2.2%
    U.S. Treasury Bonds
      7.875%
      (COST $8,267,658).....  02/15/21   $7,500      8,219,527
TOTAL INVESTMENTS -- 101.2%
  (COST $344,096,606)..................            376,773,787
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.2%)...............             (4,640,901)
NET ASSETS -- 100.0%...................           $372,132,886

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
COMMON STOCK -- 92.6%
AEROSPACE -- 5.5%
    Boeing Co. ......................   275,800   $ 24,029,075
    McDonnell Douglas Corp. .........   107,100      5,194,350
    Textron, Inc. ...................    56,850      4,540,894
                                                  ------------
                                                    33,764,319
                                                  ------------
AIRLINES -- 2.5%
    AMR Corp.*.......................    57,825      5,262,075
    Trans World Airlines, Inc.*......   482,700      6,878,475
    UAL Corp.*.......................    54,200      2,913,250
                                                  ------------
                                                    15,053,800
                                                  ------------
BEVERAGES -- 5.4%
    Coca-Cola Co. ...................   297,200     14,525,650
    Coca-Cola Enterprises, Inc. .....   151,850      5,257,806
    Pepsico, Inc. ...................   370,700     13,113,512
                                                  ------------
                                                    32,896,968
                                                  ------------
CHEMICALS -- 7.3%
    Cytec Industries, Inc.*..........   212,525     18,170,887
    Monsanto Co. ....................   537,125     17,456,563
    Praxair, Inc. ...................   206,900      8,741,525
                                                  ------------
                                                    44,368,975
                                                  ------------
CLOTHING & APPAREL -- 2.2%
    Designer Holdings Ltd.*..........    49,350      1,313,944
    Gucci Group NV...................   185,950     11,993,775
    St. John Knits, Inc. ............     7,375        329,109
                                                  ------------
                                                    13,636,828
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 11.6%
    Cisco Systems, Inc.*.............   283,950     16,078,669
    Edify Corp.*.....................    13,875        367,688
    First Data Corp. ................   252,500     20,105,313
    Microsoft Corp.*.................   195,225     23,451,403
    Oracle Systems Corp. ............    36,750      1,449,328
    Parametric Technology Corp. .....    71,025      3,080,709
    Remedy Corp.*....................    29,150      2,127,950
    Sapient Corp.*...................    80,300      3,392,675
    Shiva Corp.*.....................     6,800        544,000
                                                  ------------
                                                    70,597,735
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT
  -- 2.7%
    Diebold, Inc. ...................    73,650      3,553,613
    General Electric Co. ............   151,225     13,080,963
                                                  ------------
                                                    16,634,576
                                                  ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Trump Hotels & Casino
      Resorts, Inc.*.................   164,000      4,674,000
                                                  ------------
FINANCIAL-BANK & TRUST -- 12.9%
    Bank Plus Corp.*.................   670,609      5,867,829
    Chase Manhattan Corp. ...........   281,450     19,877,406
    Citicorp.........................   253,445     20,940,893
    Wells Fargo & Co. ...............   134,083     32,029,077
                                                  ------------
                                                    78,715,205
                                                  ------------

                                       SHARES        VALUE
                                      ---------   ------------
FINANCIAL SERVICES -- 9.8%
    Associates First Capital
      Corp.*.........................   176,200   $  6,629,525
    Charles Schwab Corp. ............   123,375      3,022,688
    Federal Home Loan Mtge. Corp. ...    10,175        869,963
    Federal National Mtge. Assoc. ...   360,860     12,088,810
    First USA Paymentech, Inc.*......    96,550      3,862,000
    Merrill Lynch & Co., Inc. .......   362,500     23,607,812
    Morgan Stanley Group, Inc. ......   105,500      5,182,688
    Reuters Holdings PLC [ADR].......    22,725      1,647,562
    Student Loan Marketing Assoc. ...    40,325      2,984,050
                                                  ------------
                                                    59,895,098
                                                  ------------
HEALTHCARE SERVICES -- 1.4%
    Oxford Health Plans, Inc. .......   207,075      8,515,959
                                                  ------------
HOTELS & MOTELS -- 1.5%
    HFS, Inc.*.......................   131,250      9,187,500
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Medtronic, Inc. .................    26,525      1,485,400
                                                  ------------
METALS & MINING -- 1.7%
    Potash Corp. of
      Saskatchewan, Inc. ............   154,175     10,214,094
                                                  ------------
MISCELLANEOUS -- 2.2%
    Flightsafety International,
      Inc. ..........................   248,325     13,471,631
                                                  ------------
OFFICE EQUIPMENT -- 1.9%
    Alco Standard Corp. .............    49,750      2,251,188
    Danka Business Systems PLC
      [ADR]..........................   322,725      9,439,706
                                                  ------------
                                                    11,690,894
                                                  ------------
PHARMACEUTICALS -- 9.8%
    Amgen, Inc.*.....................   225,025     12,151,350
    Centocor, Inc.*..................   277,525      8,291,059
    Lilly, (Eli) & Co. ..............   331,050     21,518,250
    Pfizer, Inc. ....................   249,975     17,841,966
                                                  ------------
                                                    59,802,625
                                                  ------------
PRINTING & PUBLISHING -- 1.7%
    Gartner Group, Inc. Cl-A*........   289,800     10,613,925
                                                  ------------
RESTAURANTS -- 0.5%
    Lone Star Steakhouse & Saloon*...     7,775        293,506
    Starbucks Corp.*.................   106,700      3,014,275
                                                  ------------
                                                     3,307,781
                                                  ------------
RETAIL & MERCHANDISING -- 5.4%
    Fila Holding SPA [ADR]...........   209,375     18,058,594
    Nike, Inc. Cl-B..................   146,450     15,047,737
                                                  ------------
                                                    33,106,331
                                                  ------------
TELECOMMUNICATIONS -- 5.1%
    Ascend Communications, Inc.*.....   303,525     17,073,281
    MFS Communications Co., Inc. ....    27,800      1,045,975
    U.S. Robotics Corp.*.............   146,925     12,562,086
    U.S. Satellite Broadcasting
      Co., Inc.*.....................    16,600        626,650
                                                  ------------
                                                    31,307,992
                                                  ------------

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
UTILITIES -- 0.5%
    PECO Energy Co. .................   107,800   $  2,802,800
                                                  ------------
TOTAL COMMON STOCK
  (COST $444,629,038)................              565,744,436
                                                  ------------
PREFERRED STOCK -- 0.6%
FINANCIAL SERVICES
    American Express 6.25% [CVT]
      (COST $2,780,360)..............    56,000      3,675,000
                                                  ------------
FOREIGN STOCK -- 1.3%
AUTOMOBILE MANUFACTURERS
    Porsche AG -- (DEM)*
      (COST $8,294,264)..............    13,419      8,048,223
                                                  ------------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund...    35,111         35,111
    Temporary Investment Fund........    35,111         35,111
                                                  ------------
      (COST $70,222).................                   70,222
                                                  ------------

                                         PAR
                            MATURITY    (000)
                            --------   -------
COMMERCIAL PAPER -- 7.0%
    American Express Co.
      5.32%...............  07/01/96   $10,000      10,000,000
    Federal Home Loan
      Mtge Corp.
      5.48%...............  07/01/96     5,000       5,000,000

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
    Ford Motor Credit Co.
      5.49%...............  07/01/96   $27,900    $ 27,900,000
TOTAL COMMERCIAL PAPER
  (COST $42,900,000)................                42,900,000
TOTAL INVESTMENTS -- 101.5%
  (COST $498,673,884)...............               620,437,881
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.5%)............                (9,413,656)
                                                  ------------
NET ASSETS -- 100.0%................              $611,024,225
                                                  ============

Foreign currency exchange contracts outstanding at June 30, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED        EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT        RATE          MONTH        (DEPRECIATION)
------------------------------------------------------------------------------
Buy      DEM     $7,142,391        1.4701          08/96         $ (215,068)
Sell     DEM     13,803,361        1.4436          08/96            655,976
                                                                 ----------
                                                                 $  440,908
                                                                 ==========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 35.2%
FEDERAL HOME LOAN BANK
  -- 6.1%
      5.52%...............  07/01/96   $34,795    $ 34,795,000
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 16.2%
      5.52%...............  07/01/96    12,660      12,660,000
      5.25%...............  07/15/96    20,000      19,959,166
      5.27%...............  07/22/96    15,000      14,953,887
      5.28%...............  07/22/96    15,000      14,953,800
      5.29%...............  07/25/96    10,000       9,964,733
      5.28%...............  07/31/96    10,000       9,956,000
      5.30%...............  08/12/96    10,000       9,938,167
                                                  ------------
                                                    92,385,753
                                                  ------------
FEDERAL NATIONAL MORTGAGE
  ASSOC. -- 12.9%
      5.25%...............  07/11/96     5,000       4,998,482
      5.26%...............  07/12/96     9,115       9,100,350
      5.22%...............  07/18/96    10,000       9,975,350
      5.30%...............  08/06/96     7,500       7,460,250
      5.30%...............  08/08/96     7,500       7,458,041
      5.60%...............  11/01/96     6,000       5,996,684
      5.45%...............  11/15/96     5,000       4,998,412
      5.30%...............  12/26/96    14,000      13,985,368
      5.55%...............  06/11/97    10,000       9,992,677
                                                  ------------
                                                    73,965,614
                                                  ------------
TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (COST $201,146,367)...............               201,146,367
                                                  ------------
U.S. TREASURY OBLIGATIONS
  -- 0.9%
U.S. TREASURY
  BILLS -- 0.0%
      4.85%...............  07/25/96        10           9,968
      4.95%...............  07/25/96       283         282,066
                                                  ------------
                                                       292,034
                                                  ------------
U.S. TREASURY
  NOTES -- 0.9%
      7.50%...............  01/31/97     5,000       5,067,215
                                                  ------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $5,359,249).................                 5,359,249
                                                  ------------
CERTIFICATES OF DEPOSIT
  -- 10.3%
    Bank National de Paris
      New York
      5.38%...............  08/07/96    10,000      10,000,000
    Bank of New York
      Co., Inc.
      5.55%...............  04/01/97     5,000       4,997,385
    Canadian Imperial Bank
      5.41%...............  08/26/96    10,000      10,000,000
    National Bank of
      Australia
      5.75%...............  10/02/96     5,000       4,998,416
    National Westminster
      Bank New York
      5.40%...............  08/20/96    10,000      10,000,138
    Royal Bank of Canada
      5.81%...............  05/13/97     4,000       3,999,668

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
    Societe Generale New
      York
      5.65%...............  04/01/97   $15,000    $ 15,002,956
                                                  ------------
TOTAL CERTIFICATES OF
  DEPOSIT
  (COST $58,998,563)................                58,998,563
                                                  ------------
COMMERCIAL PAPER -- 51.6%
BEVERAGES -- 7.8%
    Coca-Cola Co.
      5.35%...............  08/08/96    10,000       9,943,528
    Pepsico, Inc.
      5.35%...............  08/12/96    15,000      14,906,375
    Seagram, Joseph E. &
      Sons, Inc.
      5.40%...............  07/30/96    20,000      19,913,000
                                                  ------------
                                                    44,762,903
                                                  ------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 4.8%
    General Electric Co.
      5.31%...............  07/03/96     7,500       7,497,788
    Hewlett-Packard Co.
      5.25%...............  08/30/96    20,000      19,825,000
                                                  ------------
                                                    27,322,788
                                                  ------------
ENTERTAINMENT & LEISURE
  -- 3.0%
    Walt Disney Co.
      5.25%...............  07/08/96    12,000      11,987,750
      5.28%...............  08/05/96     5,000       4,974,333
                                                  ------------
                                                    16,962,083
                                                  ------------
FINANCIAL
  SERVICES -- 20.1%
    AIG Funding
      5.33%...............  07/16/96    10,000       9,977,792
    American Express Co.
      5.32%...............  07/24/96    10,000       9,966,011
    Cades Be
      5.35%...............  08/21/96    20,000      19,848,417
    Commerzbank
      5.28%...............  07/15/96    10,000       9,979,467
    Ford Motor Credit Co.
      5.34%...............  07/16/96    20,000      19,955,500
    General Electric
      Capital Corp.
      5.33%...............  07/09/96    10,000       9,988,156
    National Australia
      Funding, Inc.
      5.36%...............  07/25/96    10,000       9,964,267
    UBS Finance, Inc.
      5.55%...............  07/01/96    25,000      25,000,000
                                                  ------------
                                                   114,679,610
                                                  ------------
FINANCIAL-BANK & TRUST
  -- 6.5%
    Bayerische Landesbank
      [VR]
      5.29%...............  01/15/97     5,000       4,998,286
    Bayerische Vereinsbank
      5.31%...............  07/03/96    17,000      16,994,985

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
    Chase Manhattan Corp.
      5.40%...............  09/09/96   $10,000    $  9,895,000
    Comerica Bank of
      Detroit, Michigan
      5.70%...............  09/03/96     5,000       4,999,410
                                                  ------------
                                                    36,887,681
                                                  ------------
PHARMACEUTICALS -- 4.5%
    Glaxo Wellcome PLC
      5.30%...............  08/13/96    20,000      19,873,389
    Lilly, (Eli) & Co.
      5.35%...............  07/01/96     6,000       6,000,000
                                                  ------------
                                                    25,873,389
                                                  ------------
RETAIL & MERCHANDISING
  -- 1.4%
    Toys 'R' Us, Inc.
      5.30%...............  07/09/96     8,000       7,990,578
                                                  ------------
                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
UTILITIES -- 3.5%
    Southern Co.
      5.40%...............  07/02/96   $20,000    $ 19,997,000
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $294,476,032)...............               294,476,032
                                                  ------------
TIME DEPOSITS -- 2.1%
FINANCIAL-BANK & TRUST
    NationsBank Corp.
      4.90%
    (COST $11,996,525)....  02/05/97    12,000      11,996,525
                                                  ------------
TOTAL INVESTMENTS -- 100.1%
  (COST $571,976,736)...............               571,976,736
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1%)............                  (758,844)
                                                  ------------
NET ASSETS -- 100.0%................              $571,217,892
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 81.2%
AUTOMOBILE MANUFACTURERS -- 1.2%
    Ford Motor Co. ....................  46,200  $  1,495,725
                                                 ------------
COMPUTER SERVICES & SOFTWARE -- 0.7%
    Electronic Data Systems Corp. .....  15,931       856,291
                                                 ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Mellon Bank Corp. .................  21,100     1,202,700
                                                 ------------
FOOD -- 1.7%
    Philip Morris Companies, Inc. .....  20,400     2,121,600
                                                 ------------
OIL & GAS -- 4.0%
    Exxon Corp. .......................  28,200     2,449,875
    New Jersey Resources Corp. ........   8,300       238,625
    Panenergy Corp. ...................  28,500       936,938
    Williams Companies, Inc. ..........  25,000     1,237,500
                                                 ------------
                                                    4,862,938
                                                 ------------
REAL ESTATE -- 1.9%
    Meditrust Corp. [REIT].............  68,000     2,269,500
                                                 ------------
TELECOMMUNICATIONS -- 25.2%
    Ameritech Corp. ...................  71,800     4,263,125
    AT&T Corp. ........................  80,600     4,997,200
    BellSouth Corp. ................... 133,100     5,640,113
    Cia de Telecomunicaciones de Chile
      SA [ADR].........................  13,300     1,305,063
    GTE Corp. ......................... 113,700     5,088,075
    MCI Communications Corp. .......... 124,600     3,192,875
    Pacific Telesis Group..............  72,000     2,430,000
    SBC Communications, Inc. ..........  50,000     2,462,500
    Telcomunicacoes Brasileras [ADR]...  18,400     1,281,100
                                                 ------------
                                                   30,660,051
                                                 ------------
UTILITIES -- 0.4%
    American Water Works Co., Inc. ....  10,800       434,700
                                                 ------------
UTILITIES -- ELECTRIC -- 39.0%
    Cinergy Corp. .....................  43,400     1,388,800
    CMS Energy Corp. .................. 113,700     3,510,488
    DPL, Inc. ......................... 131,600     3,207,750
    DQE, Inc. .........................  92,750     2,550,625
    Duke Power Co. ....................  94,200     4,827,750
    FPL Group, Inc. ................... 109,600     5,041,600
    General Public Utilities Corp. ....  51,900     1,829,475
    Illinova Corp. .................... 102,600     2,949,750
    Korea Electric Power Corp. [ADR]...  53,000     1,285,250
    National Power PLC [ADR]...........  78,300     1,908,563
    NIPSCO Industries, Inc. ...........  67,200     2,704,800
    Pacificorp.........................  87,400     1,944,650
    PECO Energy Co. ...................  87,500     2,275,000
    Pinnacle West Capital Co. ......... 115,800     3,517,425
    Southern Co. ...................... 122,100     3,006,713
    Teco Energy, Inc. ................. 101,900     2,572,975
    Texas Utilities Co. ...............  69,800     2,983,950
                                                 ------------
                                                   47,505,564
                                                 ------------

                                        SHARES      VALUE
                                        -------  ------------
UTILITIES -- GAS -- 6.1%
    Enron Corp. .......................  61,900  $  2,530,163
    MCN Corp. ......................... 102,200     2,491,121
    Pacific Enterprises................  82,500     2,444,063
                                                 ------------
                                                    7,465,347
                                                 ------------
TOTAL COMMON STOCK
  (COST $88,053,245)...................            98,874,416
                                                 ------------
PREFERRED STOCK -- 10.3%
ENVIRONMENTAL SERVICES -- 1.2%
    Browning-Ferris Industries, Inc.
      7.25% [CVT]......................  44,700     1,419,225
                                                 ------------
FINANCIAL SERVICES -- 5.2%
    Merrill Lynch & Co., Inc. [CVT]
      6.00%............................  30,200       668,175
      7.25%............................  11,200       634,200
      $3.12............................  38,100     2,057,400
    Noram Financing 6.25% [CVT]........  15,000       813,750
    SunAmerica, Inc. $3.10 [CVT].......  29,500     2,205,125
                                                 ------------
                                                    6,378,650
                                                 ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Coeur d'Arlene Mines Corp. [CVT]
      7.00%............................  58,600     1,157,350
                                                 ------------
OIL & GAS -- 1.6%
    Sun Co., Inc. $1.80 [CVT]..........  15,900       469,050
    Wiliams Companies,
      Inc. $3.50 [CVT].................  19,500     1,547,813
                                                 ------------
                                                    2,016,863
                                                 ------------
PAPER & FOREST PRODUCTS -- 0.8%
    International Paper Co. 5.25% [CVT]
      144A.............................  10,000       445,540
    International Paper Co. 5.25%
      [CVT]............................  11,200       492,800
                                                 ------------
                                                      938,340
                                                 ------------
TELECOMMUNICATIONS -- 0.5%
    Salomon, Inc. 7.625% [CVT].........  21,800       594,050
                                                 ------------
TOTAL PREFERRED STOCK
  (COST $12,009,261)...................            12,504,478
                                                 ------------
                                            PAR
                              MATURITY     (000)
                              --------    -------
CORPORATE OBLIGATIONS -- 5.8%
COMPUTER HARDWARE -- 0.5%
    3Com Corp. [CVT] 144A
      10.25%................. 11/01/01    $  420      649,950
                                                  -----------

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 1.8%
    Altera Corp. [CVT] 144A
      5.75%.................. 06/15/02    $1,155  $  1,157,887
    Solectron Corp. [CVT]
      144A
      6.00%.................. 03/01/06     1,200     1,101,000
                                                  ------------
                                                     2,258,887
                                                  ------------
FINANCIAL SERVICES -- 1.1%
    New World Infrastructure
      [CVT] 144A
      5.00%.................. 07/15/01     1,350     1,296,000
                                                  ------------
PHARMACEUTICALS -- 1.0%
    Alza Corp. [CVT]
      5.00%.................. 05/01/06     1,200     1,167,000
                                                  ------------
RETAIL & MERCHANDISING
  -- 1.0%
    Federated Department
      Stores, Inc. [CVT]
      5.00%.................. 10/01/03     1,010     1,166,550
                                                  ------------
SEMI-CONDUCTORS -- 0.4%
    Analog Devices, Inc.
      [CVT]
      3.50%.................. 12/01/00       480       549,600
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
    (COST $7,283,595).................               7,087,987
                                                  ------------
                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
REPURCHASE AGREEMENT -- 4.4%
    HSBC Securities, Inc.
      5.30% dated 06/28/96,
      repurchase price
      $5,407,387
      (Collateralized by U.S.
      Treasury Note, par
      value $5,555,000,
      market value $5,559,453
      due 04/30/01) (COST
      $5,405,000)............ 07/01/96    $5,405  $  5,405,000
                                                  ------------
TOTAL INVESTMENTS -- 101.7%
    (COST $112,751,101)...............             123,871,881
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.7%)....................              (2,094,239)
                                                  ------------
NET ASSETS -- 100.0%..................            $121,777,642
                                                  ============

--------------------------------------------------------------------------------

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 3.8% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PHOENIX BALANCED ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 58.1%
AEROSPACE -- 2.2%
    Boeing Co. ........................  35,000  $  3,049,375
    United Technologies Corp. .........  25,000     2,875,000
                                                   ----------
                                                    5,924,375
                                                   ----------
AIRLINES -- 1.0%
    AMR Corp.*.........................  30,000     2,730,000
                                                   ----------
BEVERAGES -- 1.6%
    Pepsico, Inc. ..................... 119,500     4,227,313
                                                   ----------
BUSINESS SERVICES -- 1.5%
    Equifax, Inc. .....................  53,500     1,404,375
    Manpower, Inc. ....................  67,900     2,665,075
                                                   ----------
                                                    4,069,450
                                                   ----------
CHEMICALS -- 0.9%
    Monsanto Co. ......................  75,000     2,437,500
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 6.2%
    Cisco Systems, Inc.*...............  47,100     2,667,037
    Computer Associates
      International, Inc. .............  34,200     2,436,750
    First Data Corp. ..................  40,600     3,232,775
    HBO & Co. .........................  50,400     3,414,600
    Microsoft Corp.*...................  21,100     2,534,637
    Netscape Communications Corp.*.....  34,900     2,172,525
                                                   ----------
                                                   16,458,324
                                                   ----------
COMPUTER HARDWARE -- 1.1%
    Sun Microsystems, Inc.*............  48,200     2,837,775
                                                   ----------
CONGLOMERATES -- 1.1%
    Procter & Gamble Co. ..............  32,000     2,900,000
                                                   ----------
CONSTRUCTION -- 0.8%
    Fluor Corp. .......................  32,200     2,105,075
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 1.6%
    Corrections Corp. of America*......  21,200     1,484,000
    Gillette Co. ......................  44,400     2,769,450
                                                   ----------
                                                    4,253,450
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT
  -- 3.5%
    General Electric Co. ..............  20,000     1,730,000
    Hewlett-Packard Co. ...............  35,100     3,496,837
    Raychem Corp. .....................  20,000     1,437,500
    Waters Corp.*......................  76,600     2,527,800
                                                   ----------
                                                    9,192,137
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.5%
    Walt Disney Co. ...................  21,600     1,358,100
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.3%
    WMX Technologies, Inc. ............  25,000       818,750
                                                   ----------
FINANCIAL-BANK & TRUST -- 2.0%
    Citicorp...........................  34,000     2,809,250
    NationsBank Corp. .................  31,200     2,577,900
                                                   ----------
                                                    5,387,150
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
FINANCIAL SERVICES -- 1.7%
    Donaldson, Lufkin & Jenrette,
      Inc. ............................  16,700  $    517,700
    Green Tree Financial Corp. ........  41,200     1,287,500
    SunAmerica, Inc. ..................  44,900     2,536,850
                                                   ----------
                                                    4,342,050
                                                   ----------
FOOD -- 1.1%
    Philip Morris Companies, Inc. .....  28,500     2,964,000
                                                   ----------
HOTELS & MOTELS -- 2.1%
    HFS, Inc.*.........................  41,800     2,926,000
    Interstate Hotels Co.*.............  53,300     1,185,925
    Marriott International, Inc. ......  25,000     1,343,750
                                                   ----------
                                                    5,455,675
                                                   ----------
INSURANCE -- 2.0%
    American International
      Group, Inc. .....................  25,000     2,465,625
    Travelers Group, Inc. .............  61,850     2,821,906
                                                   ----------
                                                    5,287,531
                                                   ----------
MACHINERY & EQUIPMENT -- 0.9%
    Dover Corp. .......................  52,800     2,435,400
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
    Guidant Corp. .....................  54,800     2,698,900
    Manor Care, Inc. ..................  36,500     1,437,188
    Medtronic, Inc. ...................  58,100     3,253,600
                                                   ----------
                                                    7,389,688
                                                   ----------
OFFICE EQUIPMENT -- 1.1%
    Xerox Corp. .......................  54,300     2,905,050
                                                   ----------
OIL & GAS -- 6.5%
    Anadarko Petroleum Corp. ..........  24,000     1,392,000
    Apache Corp. ......................  41,700     1,370,888
    Baker Hughes, Inc. ................  73,000     2,399,875
    Consolidated Natural Gas Co. ......  20,400     1,065,900
    Enron Corp. .......................  69,800     2,203,075
    Ensco International, Inc.*.........  44,400     1,443,000
    Halliburton Co. ...................  50,500     2,802,750
    Louisiana Land & Exploration
      Co. .............................  15,000       864,375
    Schlumberger Ltd. .................  36,800     3,100,400
    Sonat, Inc. .......................  11,900       535,500
                                                   ----------
                                                   17,177,763
                                                   ----------
PHARMACEUTICALS -- 5.6%
    American Home Products Corp. ......  50,000     3,006,250
    Genzyme Corp.*.....................  20,000     1,005,000
    Johnson & Johnson..................  60,000     2,970,000
    Lilly, (Eli) & Co. ................  38,800     2,522,000
    Merck & Co., Inc. .................  40,000     2,585,000
    Pfizer, Inc. ......................  36,200     2,583,775
                                                   ----------
                                                   14,672,025
                                                   ----------
RETAIL & MERCHANDISING -- 5.6%
    Autozone, Inc.*....................  95,600     3,322,100
    Federated Department Stores,
      Inc.*............................  75,000     2,559,375

AST PHOENIX BALANCED ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    Melville Corp. ....................  30,000  $  1,215,000
    Nike, Inc. Cl-B....................  30,000     3,082,500
    Petsmart, Inc.*....................  34,000     1,623,500
    Staples, Inc.*.....................  60,000     1,170,000
    TJX Companies, Inc. ...............  50,000     1,687,500
                                                   ----------
                                                   14,659,975
                                                   ----------
SEMI-CONDUCTORS -- 0.7%
    Intel Corp. .......................  25,900     1,902,032
                                                   ----------
TELECOMMUNICATIONS -- 3.7%
    AT&T Corp. ........................  50,800     3,149,600
    McLeod, Inc. Cl-A*.................  77,000     1,848,000
    Newbridge Networks Corp.*..........  37,700     2,469,350
    U.S. Robotics, Inc.*...............  25,400     2,171,700
                                                   ----------
                                                    9,638,650
                                                   ----------
TOTAL COMMON STOCK
  (COST $141,844,129)..................           153,529,238
                                                   ----------

                                           PAR
                               MATURITY   (000)
                               --------- --------
CORPORATE OBLIGATIONS -- 0.2%
TELECOMMUNICATIONS -- 0.1%
    Rogers Communications,
      Inc. Sr. Notes
      9.125%..................  01/15/06 $    200       186,000
                                                  -------------
TRANSPORTATION -- 0.1%
    Teekay Shipping Corp.
      8.32%...................  02/01/08      330       310,200
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $529,275).......................                496,200
                                                  -------------
MUNICIPAL OBLIGATIONS -- 2.0%
    Kergen County, CA Pension
      Obligation
      7.26%...................  08/15/14      370       356,125
    Long Beach, CA Pension
      Obligation
      6.87%...................  09/01/06      200       194,500
    Miami Beach, FL Special
      Obligation (Pension
      Funding Project)
      8.60%...................  09/01/21      780       835,575
    Michigan Public Power
      Agency Revenue (Belle
      River Project)
      5.25%...................  01/01/18      400       362,000
    Newport News, VA General
      Obligation
      7.05%...................  01/15/25    1,000       922,500
    Orange County, CA Pension
      Obligation
      7.62%...................  09/01/08      950       958,312
    San Bernardino County, CA
      Pension Obligation
      6.87%...................  08/01/08      100        96,750
      6.94%...................  08/01/09      270       261,900

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    South Carolina State
      Public Service Authority
      Revenue
      5.00%...................  01/01/25 $    305 $     263,444
    University of Miami, FL
      Revenue [VR]
      7.65%...................  04/01/20      905       883,506
    Ventura County, CA Pension
      Obligation
      6.54%...................  11/01/05      235       226,188
                                                  -------------
TOTAL MUNICIPAL OBLIGATIONS
  (COST $5,542,274).....................              5,360,800
                                                  -------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 4.3%
FEDERAL HOME LOAN BANK -- 2.4%
      5.27%...................  07/29/96    6,425     6,398,665
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOC. -- 1.9%
      7.50%...................  08/15/23      272       268,052
      6.50%...................  10/15/23      737       686,873
      6.50%...................  11/15/23    1,833     1,707,737
      6.50%...................  12/15/23    2,331     2,171,043
      6.50%...................  02/15/24      236       219,803
                                                  -------------
                                                      5,053,508
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $11,682,213)....................             11,452,173
                                                  -------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 5.3%
    Airplanes Pass Through
      Trust
      10.875%.................  03/15/19      100       104,250
    CS First Boston Mtge.
      Securities Corp.
      7.182%..................  11/25/27      451       435,563
    Donaldson Lufkin &
      Jenrette Mtge.
      Acceptance Corp.
      7.58%...................  12/27/27      575       576,437
    GE Capital Mtge. Services,
      Inc.
      7.25%...................  05/01/26      999       932,460
    Green Tree Financial Corp.
      7.60%...................  04/15/27      750       737,983
      7.40%...................  06/15/27      860       853,012
    Lehman Brothers Commercial
      Conduit Mtge. Trust
      7.184%..................  01/25/05      350       340,594
    Merrill Lynch Mtge.
      Investors, Inc.
      7.148%..................  12/26/25      750       722,930
      7.42%...................  04/25/28    1,050     1,032,937
    Merrill Lynch Mtge.
      Investors, Inc. Cl-B
      7.645%..................  06/15/21      241       240,924
    Nationslink Funding Corp.
      7.69%...................  12/20/05      800       799,500

AST PHOENIX BALANCED ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Residential Funding Mtge.
      Securities Inc.
      7.10%...................  01/25/26 $  1,000 $     932,969
      7.25%...................  02/25/26      997       939,302
    Resolution Trust Corp.
      8.75%...................  05/25/24      350       358,258
      6.90%...................  02/25/27      425       405,742
      6.80%...................  05/25/27      970       925,536
      7.15%...................  05/25/29      404       397,097
    Securitized Asset Sales,
      Inc.
      6.807%..................  11/28/23      982       881,048
    Structured Asset
      Securities Corp.
      7.375%..................  09/25/24    1,500     1,451,250
      6.525%..................  02/25/28      860       818,075
                                                  -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $14,235,546)....................             13,885,867
                                                  -------------
U.S. TREASURY OBLIGATIONS
  -- 17.1%
U.S. TREASURY BONDS -- 1.1%
      6.25%...................  08/15/23    3,250     2,948,042
                                                  -------------
U.S. TREASURY NOTES -- 16.0%
      4.75%...................  02/15/97    4,000     3,977,800
      5.75%...................  09/30/97   10,000     9,982,300
      5.125%..................  04/30/98    2,500     2,461,099
      5.125%..................  12/31/98    3,300     3,218,985
      6.375%..................  05/15/99    4,450     4,460,502
      5.50%...................  04/15/00    2,350     2,282,626
      6.25%...................  02/15/03    3,200     3,147,072
      7.25%...................  05/15/04    5,200     5,391,463
      6.50%...................  08/15/05    2,100     2,071,461
      6.875%..................  05/15/06    4,040     4,084,197
      6.00%...................  02/15/26    1,375     1,219,556
                                                  -------------
                                                     42,297,061
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $45,868,819)....................             45,245,103
                                                  -------------
SOVEREIGN ISSUES -- 2.3%
ARGENTINA -- 0.5%
    Republic of Argentina
      Disc. [FRB, BRB]
      6.5625%.................  03/31/23      500       349,687
    Republic of Argentina
      [FRB, BRB]
      6.3125%.................  03/31/05      644       502,734
    Republic of Argentina Par
      [STEP, BRB]
      5.25%...................  03/31/23      750       411,563
                                                  -------------
                                                      1,263,984
                                                  -------------
BRAZIL -- 0.3%
    Republic of Brazil
      Capitalization [BRB]
      8.00%...................  04/15/14      379       234,414

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Republic of Brazil Disc.
      [FRB, BRB]
      6.50%...................  04/15/24 $    350 $     248,719
    Republic of Brazil Par
      Bond
      5.00%...................  04/15/24      500       277,500
                                                  -------------
                                                        760,633
                                                  -------------
COLUMBIA -- 0.4%
    Financiera Energy Nacional
      144A
      9.00%...................  11/08/99      390       399,750
    Republic of Columbia
      7.25%...................  02/15/03      250       235,937
      7.25%...................  02/23/04      425       395,250
                                                  -------------
                                                      1,030,937
                                                  -------------
MEXICO -- 0.3%
    United Mexican States Cl-A
      [BRB]
      6.25%...................  12/31/19    1,450       940,688
                                                  -------------
NETHERLANDS -- 0.2%
    Asia Pulp & Paper Co.
      11.75%..................  10/01/05      500       516,250
                                                  -------------
PANAMA -- 0.3%
    Republic of Panama
      Interest Reduction Bond
      3.50%...................  07/17/14      700       390,250
    Republic of Panama Past
      Due Interest Bond
      6.75%...................  07/17/16      650       397,313
                                                  -------------
                                                        787,563
                                                  -------------
PHILIPPINES -- 0.3%
    Philippines [BRB]
      6.8125%.................  01/05/05      450       432,984
      6.25%...................  12/01/17      500       398,750
                                                  -------------
                                                        831,734
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $5,937,158).....................              6,131,789
                                                  -------------
COMMERCIAL PAPER -- 10.4%
    Allied-Signal, Inc.
      5.40%...................  07/12/96    2,250     2,246,288
    Exxon Imperial U.S., Inc.
      5.35%...................  07/03/96    1,905     1,904,434
    Greenwich Funding Corp.
      5.38%...................  07/25/96    2,550     2,540,854
    GTE North
      5.35%...................  07/02/96    2,480     2,479,631
    Heinz, (H.J.) Co.
      5.34%...................  07/23/96    1,990     1,983,506
      5.38%...................  07/30/96    3,500     3,484,831
    Kimberly-Clark Corp.
      5.33%...................  07/19/96    2,470     2,463,417

AST PHOENIX BALANCED ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    McDonald's Corp.
      5.30%...................  07/01/96 $  6,000 $   6,000,000
    Receivables Capital Corp.
      5.40%...................  07/19/96    1,500     1,495,950
    Wal-Mart Stores, Inc.
      5.30%...................  07/08/96    2,785     2,782,130
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $27,381,041)....................             27,381,041
                                                  -------------
                                                      VALUE
                                                  -------------
TOTAL INVESTMENTS -- 99.7%
  (COST $253,020,455)...................          $ 263,482,211
OTHER ASSETS LESS LIABILITIES -- 0.3%...                776,002
                                                  -------------
NET ASSETS -- 100.0%....................          $ 264,258,213
                                                  =============

--------------------------------------------------------------------------------
* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
CORPORATE OBLIGATIONS
  -- 89.3%
AEROSPACE -- 0.6%
    Tracor, Inc. Sr. Sub.
      Notes
      10.875%..............  08/15/01  $   650    $    690,625
                                                  ------------
AUTOMOTIVE PARTS -- 3.3%
    Aftermarket Technology
      Sr. Sub. Notes
      12.00%...............  08/01/04    1,250       1,356,250
    Exide Corp. Sr. Notes
      10.00%...............  04/15/05      975         960,375
    Fairfield Manufacturing
      Co. Sr. Sub. Notes
      11.375%..............  07/01/01      500         507,500
    Great Dane Holdings Sr.
      Sub. Debs.
      12.75%...............  08/01/01      500         482,500
    JPS Automotive Products
      Corp. Sr. Notes
      11.125%..............  06/15/01      250         257,500
    Lear Seating Corp. Sub.
      Notes
      8.25%................  02/01/02      550         526,625
                                                  ------------
                                                     4,090,750
                                                  ------------
BEVERAGES -- 0.7%
    Dr. Pepper Bottling
      Holding Co. Sr. Notes
      [ZCB]
      2.68%................  02/15/03    1,000         825,000
                                                  ------------
BROADCASTING -- 7.2%
    Allbritton
      Communications Sr.
      Sub. Debs.
      11.50%...............  08/15/04      500         512,500
    Argyle Television, Inc.
      Sr. Sub. Notes
      9.75%................  11/01/05      500         467,500
    Australis Media Ltd.
      Yankee Unit [STEP]
      8.62%................  05/15/03      350         208,250
    Chancellor Broadcasting
      Sr. Sub. Notes
      12.50%...............  10/01/04      375         413,435
    Granite Broadcasting
      Corp. Sr. Sub. Notes
      10.375%..............  05/15/05    1,000         972,500
    Heritage Media Corp.
      Sr. Sub. Notes
      8.75%................  02/15/06    1,000         932,500
    Lenfest Communications
      Sr. Sub. Notes 144A
      10.50%...............  06/15/06      300         302,250
    NWCG Holding Corp. Sr.
      Disc. Notes [ZCB]
      13.20%...............  06/15/99      300         222,000

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    SCI Television, Inc.
      Sr. Notes
      11.00%...............  06/30/05  $ 1,150    $  1,200,310
    SFX Broadcasting Sr.
      Sub. Notes 144A
      10.75%...............  05/15/06      500         500,000
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%...............  12/15/03      650         622,370
      10.00%...............  09/30/05      750         718,125
    Sullivan Broadcasting
      Sr. Sub. Notes
      10.25%...............  12/15/05      600         576,000
      13.25%...............  12/15/06      150         129,750
    Young Broadcasting
      Corp. Sr. Sub. Notes
      11.75%...............  11/15/04      250         263,125
      10.125%..............  02/15/05      750         721,875
                                                  ------------
                                                     8,762,490
                                                  ------------
BUSINESS SERVICES -- 0.6%
    Monarch Marking Systems
      Sr. Notes
      12.50%...............  07/01/03      700         743,750
                                                  ------------
CHEMICALS -- 5.0%
    Arcadian Partners L.P.
      Sr. Notes Cl-B
      10.75%...............  05/01/05      800         872,000
    Crain Industries, Inc.
      Sr. Sub. Notes
      13.50%...............  08/15/05      700         745,500
    Foamex L.P. Sr. Notes
      11.25%...............  10/01/02      550         568,563
      11.875%..............  10/01/04      250         257,500
    G-I Holdings Sr. Notes
      [ZCB]
      11.20%...............  10/01/98      671         541,832
    Harris Chemical North
      America Sr. Notes
      [STEP]
      10.25%...............  07/15/01    1,000       1,005,000
    Polymer Group, Inc. Sr.
      Notes
      12.25%...............  07/15/02      600         645,000
    RBX Corp. Sr. Sub.
      Notes
      11.25%...............  10/15/05      800         760,000
    Texas Petrochemicals
      Corp. Sr. Sub. Notes
      144A
      11.125%..............  07/01/06      400         400,000
    Uniroyal Technology Sr.
      Notes
      11.75%...............  06/01/03      425         384,625
                                                  ------------
                                                     6,180,020
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
CLOTHING & APPAREL -- 2.8%
    Collins & Aikman
      Products Sr. Sub.
      Notes
      11.50%...............  04/15/06  $   850    $    865,938
    Dan River, Inc.
      Sr. Sub. Notes
      10.125%..............  12/15/03      900         874,125
    Westpoint Stevens, Inc.
      Sr. Sub. Debs.
      9.375%...............  12/15/05    1,750       1,706,250
                                                  ------------
                                                     3,446,313
                                                  ------------
COMPUTER SERVICES & SOFTWARE
  -- 0.9%
    Alvey Systems, Inc. Sr.
      Sub. Notes
      11.375%..............  01/31/03    1,025       1,050,625
                                                  ------------
CONSUMER PRODUCTS & SERVICES
  -- 4.0%
    Cabot Safety Corp. Sr.
      Sub. Notes
      12.50%...............  07/15/05      750         830,625
    Herff Jones, Inc.
      Sr. Sub. Notes
      11.00%...............  08/15/05      550         569,250
    Hosiery Corp. of
      America, Inc. Sr.
      Sub. Notes
      13.75%...............  08/01/02      500         540,000
    Playtex Family Products
      Corp. Sr. Sub. Notes
      9.00%................  12/15/03    1,250       1,176,563
    Revlon Consumer Products
      Corp. Sr. Notes
      9.375%...............  04/01/01      500         491,250
      10.50%...............  02/15/03      625         630,469
    Simmons Co. Sr. Sub.
      Notes 144A
      10.75%...............  04/15/06      500         497,500
    Twin Laboratories, Inc.
      Sr. Sub. Notes 144A
      10.25%...............  05/15/06      175         178,938
                                                  ------------
                                                     4,914,595
                                                  ------------
CONTAINERS & PACKAGING
  -- 4.9%
    Container Corp. of
      America Sr. Notes
      9.75%................  04/01/03      250         245,625
      11.25%...............  05/01/04      250         258,125
    Owens Illinois, Inc.
      Sr. Sub. Notes
      9.95%................  10/15/04    1,750       1,765,313
    Packaging Resources,
      Inc. Sr. Notes 144A
      11.625%..............  05/01/03      250         254,375
    Plastic Container Sr.
      Notes
      10.75%...............  04/01/01      850         852,125
    Portola Packaging, Inc.
      Sr. Notes
      10.75%...............  10/01/05      425         428,188
                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Riverwood International
      Co. Sr. Notes
      10.875%..............  04/01/08  $ 1,200    $  1,185,000
    Stone Container Co. Sr.
      Notes
      9.875%...............  02/01/01      200         195,500
      11.50%...............  10/01/04      500         508,125
    Trans Ocean Container
      Sr. Sub. Notes
      12.25%...............  07/01/04      350         362,250
                                                  ------------
                                                     6,054,626
                                                  ------------
ENTERTAINMENT & LEISURE
   -- 3.5%
    Affinity Group Sr.
      Sub. Notes
      11.50%...............  10/15/03      500         506,250
    AMF Group, Inc. Sr.
      Disc. Notes [STEP]
      144A
      6.02%................  03/15/06    1,250         693,750
    AMF Group, Inc. Sr.
      Sub. Notes 144A
      10.875%..............  03/15/06      400         396,000
    Cobblestone Golf Group
      Sr. Notes 144A
      11.50%...............  06/01/03      550         555,500
    Premier Parks Sr. Notes
      12.00%...............  08/15/03      600         639,000
    Six Flags Theme Parks
      Sr. Sub. Notes Cl-A
      [STEP]
      2.86%................  06/15/05    1,800       1,534,500
                                                  ------------
                                                     4,325,000
                                                  ------------
ENVIRONMENTAL SERVICES
  -- 2.1%
    Allied Waste Industries
      Sr. Sub. Notes
      12.00%...............  02/01/04      500         550,000
    Envirosource, Inc. Sr.
      Notes
      9.75%................  06/15/03    1,000         917,500
    ICF Kaiser
      International Sr.
      Sub. Notes
      13.00%...............  12/31/03      600         579,000
    Mid-American Waste
      Systems, Inc. Sr.
      Sub. Notes
      12.25%...............  02/15/03      900         585,000
                                                  ------------
                                                     2,631,500
                                                  ------------
EQUIPMENT SERVICES -- 1.3%
    Coinmach Corp. Sr.
      Notes
      11.75%...............  11/15/05      781         822,003
    Primeco, Inc. Sr. Sub.
      Notes
      12.75%...............  03/01/05      750         806,250
                                                  ------------
                                                     1,628,253
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
FARMING & AGRICULTURE
  -- 2.2%
    Dimon, Inc. Sr. Notes
      8.875%...............  06/01/06  $ 1,000    $  1,006,250
    Spreckels Industries,
      Inc. Sr. Notes
      11.50%...............  09/01/00      350         362,250
    Viridian, Inc. Notes
      9.75%................  04/01/03      775         788,563
      10.50%...............  03/31/14      500         520,000
                                                  ------------
                                                     2,677,063
                                                  ------------
FINANCIAL-BANK & TRUST
  -- 1.1%
    First Nationwide
      Holdings Sr. Notes
      12.25%...............  05/15/01      750         811,875
      12.50%...............  04/15/03      500         523,750
                                                  ------------
                                                     1,335,625
                                                  ------------
FINANCIAL SERVICES -- 0.9%
    Mesa Operating Co. Sr.
      Sub. Disc. Notes
      [STEP]
      5.68%................  07/01/06      600         352,500
    Mesa Operating Co. Sr.
      Sub. Notes
      10.625%..............  07/01/06      700         712,250
                                                  ------------
                                                     1,064,750
                                                  ------------
FOOD -- 5.5%
    Americold Corp. Sr.
      Sub. Notes
      12.875%..............  05/01/08      450         461,250
    Carr-Gottstein Foods
      Co. Sr. Sub. Notes
      12.00%...............  11/15/05      900         927,000
    Curtice-Burns Foods,
      Inc. Sr. Sub. Notes
      12.25%...............  02/01/05      800         786,000
    Flagstar Corp. Sr.
      Notes
      10.75%...............  09/15/01      375         329,063
      10.875%..............  12/01/02      775         672,313
      11.25%...............  11/01/04      125          83,125
    Keebler Corp. Sr. Sub.
      Notes 144A
      10.75%...............  07/01/06      350         361,375
    PMI Acquisition Sr.
      Sub. Notes
      10.25%...............  09/01/03      750         738,750
    Smith's Food & Drug Sr.
      Sub. Notes
      11.25%...............  05/15/07      800         812,000
    Specialty Foods Corp.
      Sr. Notes
      11.125%..............  10/01/02      400         381,000
      11.25%...............  08/15/03      600         519,000
                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Van de Kamps, Inc. Sr.
      Sub. Notes
      12.00%...............  09/15/05  $   650    $    693,875
                                                     6,764,751
HEALTHCARE SERVICES -- 2.1%
    Genesis Health Ventures
      Sr. Sub. Notes
      9.75%................  06/15/05      500         510,000
    Icon Health & Fitness
      Sr. Sub. Notes
      13.00%...............  07/15/02      530         591,613
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      10.125%..............  03/01/05    1,350       1,427,625
                                                  ------------
                                                     2,529,238
                                                  ------------
HOTELS & MOTELS -- 1.0%
    Courtyard By Mariott
      Sr. Notes
      10.75%...............  02/01/08      950         933,375
    Motels of America, Inc.
      Sr. Sub. Notes Cl-B
      12.00%...............  04/15/04      350         337,750
                                                  ------------
                                                     1,271,125
                                                  ------------
INDUSTRIAL PRODUCTS -- 2.7%
    American Safety Razor
      Co. Sr. Notes
      9.875%...............  08/01/05      750         761,250
    American Standard Debs.
      11.375%..............  05/15/04      250         270,938
    Bar Technologies, Inc.
      Units 144A
      13.50%...............  04/01/01      300         306,000
    Buckeye Cellulos Sr.
      Sub. Notes
      9.25%................  09/15/08    1,000         994,490
    Four M Corp. Sr. Notes
      144A
      12.00%...............  06/01/06      300         308,250
    Ryerson Tull, Inc.
      Notes
      9.125%...............  07/15/06      700         703,500
                                                  ------------
                                                     3,344,428
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT
  -- 0.4%
    Dade International,
      Inc. Sr. Sub. Notes
      144A
      11.125%..............  05/01/06      500         520,000
                                                  ------------
METALS & MINING -- 2.5%
    Acme Metals, Inc. Sr.
      Disc. Notes [STEP]
      7.37%................  08/01/04      700         637,875
    Armco, Inc. Sr. Notes
      9.375%...............  11/01/00      250         247,188
    Bayou Steel Corp. First
      Mtge.
      10.25%...............  03/01/01      500         471,250

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Geneva Steel Sr. Notes
      9.50%................  01/15/04  $   125    $     99,688
    GS Technologies
      Operating Corp. Sr.
      Notes
      12.00%...............  09/01/04      725         743,125
      12.25%...............  10/01/05      250         256,875
    Republic Engineered
      Steel First Mtge.
      9.875%...............  12/15/01      600         561,750
                                                  ------------
                                                     3,017,751
                                                  ------------
OFFICE EQUIPMENT -- 1.3%
    Knoll, Inc. Sr. Sub.
      Notes 144A
      10.875%..............  03/15/06      750         768,750
    United Stationer Supply
      Sr. Sub. Notes
      12.75%...............  05/01/05      750         808,125
                                                  ------------
                                                     1,576,875
                                                  ------------
OIL & GAS -- 2.9%
    Benton Oil & Gas Sr.
      Notes 144A
      11.625%..............  05/01/03      400         414,000
    Clark USA, Inc. Sr.
      Notes
      10.875%..............  12/01/05    1,000       1,026,250
    Falcon Drilling Co.,
      Inc. Sr. Notes
      9.75%................  01/15/01      350         355,688
      12.50%...............  03/15/05      300         334,875
    Giant Industries Sr.
      Sub. Notes
      9.75%................  11/15/03      550         541,750
    H.S. Resources Sr. Sub.
      Notes
      9.875%...............  12/01/03      250         242,500
    United Meridian Corp.
      Sr. Sub. Notes
      10.375%..............  10/15/05      600         616,500
                                                  ------------
                                                     3,531,563
                                                  ------------
PAPER & FOREST PRODUCTS
  -- 1.0%
    Repap New Brunswick Sr.
      Notes
      10.625%..............  04/15/05      500         475,000
    S.D. Warren Co. Sr.
      Sub. Notes
      12.00%...............  12/15/04      700         738,500
                                                  ------------
                                                     1,213,500
                                                  ------------
PRINTING & PUBLISHING
  -- 2.1%
    Adams Outdoor
      Advertising Sr. Notes
      144A
      10.75%...............  03/15/06      450         463,500

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Affiliated Newspaper
      Investments Sr. Disc.
      Notes [STEP]
      5.55%................  07/01/06  $ 1,400    $    973,000
    Garden State Newspapers
      Sr. Sub. Notes
      12.00%...............  07/01/04      200         211,500
    Hollinger International
      Publishing Co. Sr.
      Sub. Notes
      9.25%................  02/01/06    1,000         921,250
                                                  ------------
                                                     2,569,250
                                                  ------------
REAL ESTATE -- 0.8%
    Trizec Finance Ltd. Sr.
      Notes
      10.875%..............  10/15/05    1,025       1,037,813
                                                  ------------
RETAIL & MERCHANDISING
  -- 2.0%
    Brylane L.P. Sr. Sub.
      Notes Cl-B
      10.00%...............  09/01/03    1,000         965,000
    Pathmark Stores Sr.
      Sub. Notes
      9.625%...............  05/01/03      250         235,625
    Ralph's Grocery Co. Sr.
      Notes
      10.45%...............  06/15/04    1,000         957,500
      11.00%...............  06/15/05      325         299,813
                                                  ------------
                                                     2,457,938
                                                  ------------
TELECOMMUNICATIONS -- 18.5%
    Arch Communications
      Group Sr. Disc. Notes
      [STEP]
      4.47%................  03/15/08      525         273,000
    Bell Cablemedia PLC Sr.
      Disc. Notes [STEP]
      4.59%................  07/15/04      850         602,438
    Brooks Fiber Properties
      Sr. Disc. Notes
      [STEP] 144A
      5.25%................  03/01/06      500         267,500
    Cablevision Systems
      Corp. Sr. Sub. Notes
      9.25%................  11/01/05    1,250       1,168,750
      9.875%...............  05/15/06      300         291,375
    CAI Wireless Systems,
      Inc. Sr. Notes
      12.25%...............  09/15/02      500         525,000
    Cellular Communications
      International, Inc.
      [ZCB]
      12.17%...............  08/15/00    1,100         693,000
    CF Cable TV, Inc. Sr.
      Notes
      11.625%..............  02/15/05      500         549,375

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Comcast U.K. Cable
      Debs. [STEP]
      4.52%................  11/15/07  $ 2,150    $  1,252,375
    Continental Cablevision
      Sr. Debs.
      9.50%................  08/01/13      500         542,500
    CS Wireless Systems,
      Inc. Units [STEP]
      144A
      11.375%..............  03/01/06      500         260,000
    Diamond Cable
      Communications PLC
      Sr. Disc. Notes
      [STEP]
      5.84%................  09/30/04      250         178,125
      5.79%................  12/15/05      500         295,000
    Echostar Sr. Disc.
      Notes [STEP] 144A
      6.39%................  03/15/04      750         480,000
    Fonorola, Inc. Sr.
      Notes
      12.50%...............  08/15/02      150         161,438
    Insight Communications
      Co. Sr. Sub. Notes
      [STEP]
      11.25%...............  03/01/00      800         820,000
    Intermedia
      Communications of
      Florida, Inc. Sr.
      Disc. Notes [STEP]
      6.16%................  05/15/06      750         423,750
    International Cabletel,
      Inc. Sr. Notes [STEP]
      5.99%................  10/15/03      500         363,750
      4.57%................  04/15/05    1,050         675,938
    Millicom International
      Cellular Sr. Disc.
      Notes [STEP] 144A
      6.55%................  06/01/06    1,000         531,250
    Mobilemedia
      Communications Sr.
      Sub. Notes
      9.375%...............  11/01/07      300         268,500
    Nextel Communications
      Sr. Disc. Notes
      [STEP]
      5.16%................  09/01/03      300         205,500
      8.20%................  08/15/04      725         433,187
    Nextlink Communications
      Sr. Notes 144A
      12.50%...............  04/15/06      500         500,625
    Paging Network, Inc.
      Sr. Sub. Notes
      10.125%..............  08/01/07      500         493,750
    Panamsat L.P. Sr. Sub.
      Notes [STEP]
      4.94%................  08/01/03    1,400       1,225,000
    Pegasus Media Notes
      12.50%...............  07/01/05      600         645,000
    Peoples Choice T.V.
      Corp. Units [STEP]
      6.79%................  06/01/04    1,150         684,250
                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Pronet, Inc. Sr. Sub.
      Notes
      11.875%..............  06/15/05  $   500    $    497,500
      10.875%..............  09/15/06      500         482,500
    Rogers Cablesystems Sr.
      Notes
      10.00%...............  03/15/05      300         299,250
      10.00%...............  12/01/07      100          98,125
      11.00%...............  12/01/15      750         765,000
    Teleport Communications
      Sr. Disc. Notes
      [STEP]
      4.98%................  07/01/07    1,200         698,580
    Teleport Communications
      Sr. Notes
      9.875%...............  07/01/06      225         226,688
    Telewest PLC Yankee
      [STEP]
      4.56%................  10/01/07    2,375       1,413,125
    UIH Australia Pacific
      Sr. Disc. Notes
      [STEP] 144A
      6.81%................  05/15/06      850         461,125
    USA Mobile
      Communications Sr.
      Notes
      9.50%................  02/01/04      800         734,000
    Vanguard Cellular
      System Debs.
      9.375%...............  04/15/06    1,150       1,118,375
    Videotron Group Ltd.
      Sr. Notes
      10.625%..............  02/15/05      500         524,375
    Wireless One, Inc. Sr.
      Notes
      13.00%...............  10/15/03      500         527,500
                                                  ------------
                                                    22,656,519
                                                  ------------
TRANSPORTATION -- 4.0%
    Ameritruck Distribution
      Sr. Sub. Notes
      12.25%...............  11/15/05      650         640,250
    Gearbulk Holding Ltd.
      Sr. Notes
      11.25%...............  12/01/04    1,000       1,050,000
    Omi Corp. Sr. Notes
      10.25%...............  11/01/03      800         789,000
    Sea Containers Ltd. Sr.
      Notes
      9.50%................  07/01/03      625         625,000
      12.50%...............  12/01/04      125         138,125
    Stena AB Sr. Notes
      10.50%...............  12/15/05    1,100       1,097,250
    Trism, Inc. Sr. Sub.
      Notes
      10.75%...............  12/15/00      575         541,938
                                                  ------------
                                                     4,881,563
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
UTILITIES -- 1.4%
    California Energy Disc.
      Notes [STEP]
      2.15%................  01/15/04  $ 1,450    $  1,392,000
    El Paso Electric Co.
      First Mtge. Cl-E
      9.40%................  05/01/11      375         377,726
                                                  ------------
                                                     1,769,726
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $109,229,453)................              109,563,025
                                                  ------------
U.S. TREASURY OBLIGATIONS
  -- 2.0%
    U.S. Treasury Notes
      6.375%
      (COST $2,455,966)....  08/15/02    2,500       2,481,375
                                                  ------------
REPURCHASE AGREEMENT -- 5.4%
    HSBC Securities, Inc.
      5.30% dated 06/28/96,
      repurchase price
      $6,562,897
      (Collateralized by
      U.S. Treasury Note,
      par value $6,740,000,
      market value
      $6,747,692 due on
      04/30/01) (COST
      $6,560,000)..........  07/01/96    6,560       6,560,000
                                                  ------------
                                       SHARES
                                       -------
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Sullivan Broadcast Holdings
      Co. ...........................    2,400          24,600
                                                  ------------
CHEMICALS -- 0.0%
    Uniroyal Technology Corp.
      Warrants*......................    2,500           3,750
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.0%
    Hosiery Corp. of America,
      Inc. ..........................      400           2,000
                                                  ------------
ENVIRONMENTAL SERVICES -- 0.0%
    ICF Kaiser International, Inc.
      Warrants*......................    1,200             750
                                                  ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Warrants
      144A*..........................      250           6,250
                                                  ------------

                                       SHARES        VALUE
                                       -------    ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*..........................    1,000    $     25,000
RETAIL & MERCHANDISING -- 0.1%
    Grand Union Co.*.................    7,069          45,065
TELECOMMUNICATIONS -- 0.0%
    Pegasus Media & Communications,
      Inc. 144A......................       50          30,000
    Wireless One, Inc. Warrants*.....    1,500           9,000
                                                  ------------
                                                        39,000
                                                  ------------
TOTAL COMMON STOCK
  (COST $418,079)....................                  146,415
                                                  ------------
PREFERRED STOCK -- 3.1%
BROADCASTING -- 0.6%
    Chancellor Broadcasting Co.
      12.25% [PIK] 144A..............    7,500         768,750
                                                  ------------
PRINTING & PUBLISHING -- 1.1%
    K-III Communications Corp.
      10.00% Cl-C [CVT] 144A.........    5,000         460,000
    K-III Communications Corp.
      11.625% Cl-B [CVT, PIK]........    8,224         826,547
                                                  ------------
                                                     1,286,547
                                                  ------------
TELECOMMUNICATIONS -- 0.6%
    Panamsat Corp.
      12.75%.........................      205         233,283
    Park Communications, Inc. Sr.
      Notes
      13.75% [PIK] 144A..............    4,500         474,750
                                                  ------------
                                                       708,033
                                                  ------------
UTILITIES -- 0.8%
    El Paso Electric Co.
      11.40% [PIK]...................    9,500       1,002,250
                                                  ------------
TOTAL PREFERRED STOCK
  (COST $3,640,480)..................                3,765,580
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
    (COST $122,303,978)..............              122,516,395
OTHER ASSETS LESS
  LIABILITIES -- 0.1%................                  156,115
                                                  ------------
NET ASSETS -- 100.0%.................             $122,672,510
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 9.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------  -----------
COMMON STOCK -- 47.0%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. .................   1,000  $    46,500
                                                   -----------
AEROSPACE -- 0.8%
    Boeing Co. ..........................   2,500      217,813
    Lockheed Martin Corp. ...............   1,100       92,400
    McDonnell Douglas Corp. .............   1,200       58,200
    Northrop Grumman Corp. ..............     800       54,500
    Raytheon Co. ........................   1,400       72,275
    Rockwell International Corp. ........   1,600       91,600
    United Technologies Corp. ...........   1,200      138,000
                                                   -----------
                                                       724,788
                                                   -----------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*..............   2,700       73,913
    AMR Corp.*...........................   1,300      118,300
                                                   -----------
                                                       192,213
                                                   -----------
AUTOMOBILE MANUFACTURERS -- 0.6%
    Ford Motor Co. ......................   7,300      236,338
    General Motors Corp. ................   4,500      235,688
    Honda Motor Co. Ltd. [ADR]...........   1,600       81,600
                                                   -----------
                                                       553,626
                                                   -----------
AUTOMOTIVE PARTS -- 0.3%
    Arvin Industries, Inc. ..............   1,000       22,250
    Echlin, Inc. ........................   1,900       71,963
    Genuine Parts Co. ...................   1,900       86,925
    TRW, Inc. ...........................     900       80,888
                                                   -----------
                                                       262,026
                                                   -----------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies, Inc. ......   2,200      165,000
    Cadbury Schweppes PLC [ADR]..........   3,473      112,004
    Coca-Cola Co. .......................  13,500      659,813
    Pepsico, Inc. .......................   9,400      332,525
                                                   -----------
                                                     1,269,342
                                                   -----------
BROADCASTING -- 0.1%
    Comcast Corp. Special Cl-A...........   1,700       31,450
    TCA Cable T.V., Inc. ................   1,600       48,400
                                                   -----------
                                                        79,850
                                                   -----------
BUILDING MATERIALS -- 0.0%
    Calmat Co. ..........................   1,700       30,813
                                                   -----------
BUSINESS SERVICES -- 0.3%
    Equifax, Inc. .......................   3,900      102,375
    Olsten Corp. ........................   1,400       41,125
    Paychex, Inc. .......................   2,400      115,500
                                                   -----------
                                                       259,000
                                                   -----------
CHEMICALS -- 1.7%
    AKZO Nobel NV [ADR]..................   1,000       59,750
    Cabot Corp. .........................   1,800       44,100
    Dexter Corp. ........................   1,300       38,675
    Dow Chemical Co. ....................   1,600      121,600
    Dupont, (E.I.) de Nemours & Co. .....   3,200      253,200
    FMC Corp.*...........................     900       58,725
    Grace & Co., W.R. ...................   1,200       85,050
    Great Lakes Chemical Corp. ..........   1,000       62,250

                                           SHARES     VALUE
                                           ------  -----------
    Hanna, (M.A.) Co. ...................   2,100  $    43,838
    IMC Global, Inc. ....................   1,300       48,913
    Loctite Corp. .......................     800       37,200
    Lubrizol Corp. ......................   1,200       36,450
    Monsanto Co. ........................   5,000      162,500
    Morton International, Inc. ..........   1,900       70,775
    Olin Corp. ..........................     500       44,625
    PPG Industries, Inc. ................   2,100      102,375
    Rohm & Haas Co. .....................     900       56,475
    Witco Corp. .........................   3,400      116,875
                                                   -----------
                                                     1,443,376
                                                   -----------
CLOTHING & APPAREL -- 0.1%
    Jones Apparel Group, Inc.*...........   1,700       83,513
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 1.8%
    America Online, Inc.*................   1,600       70,000
    Autodesk, Inc. ......................     600       17,925
    Automatic Data Processing, Inc. .....   2,200       84,975
    BMC Software, Inc.*..................   1,700      101,575
    Cadence Design Systems, Inc.*........   1,550       52,313
    Ceridian Corp.*......................   1,500       75,750
    Cisco Systems, Inc.*.................   3,000      169,875
    Computer Associates International,
      Inc. ..............................   1,050       74,813
    First Data Corp. ....................   1,500      119,438
    Informix Corp.*......................   4,500      101,250
    Microsoft Corp. .....................   3,200      384,400
    Novell, Inc.*........................   1,200       16,650
    Oracle Systems Corp.*................   3,500      138,031
    Parametric Technology Corp.*.........   1,600       69,400
    Storage Technology Corp.*............     600       22,950
    Structural Dynamics Research
      Corp.*.............................   1,300       28,600
                                                   -----------
                                                     1,527,945
                                                   -----------
COMPUTER HARDWARE -- 1.0%
    Bay Networks*........................   1,900       48,925
    Compaq Computer Corp.*...............   1,700       83,725
    Dell Computer Corp.*.................   1,300       66,138
    Digital Equipment Corp.*.............     800       36,000
    International Business Machines
      Corp. .............................   3,100      306,900
    Seagate Technology, Inc.*............   1,800       81,000
    Stratus Computer, Inc.*..............   1,100       31,900
    Sun Microsystems, Inc.*..............   1,200       70,650
    3Com Corp.*..........................   2,148       98,271
                                                   -----------
                                                       823,509
                                                   -----------
CONGLOMERATES -- 0.4%
    Procter & Gamble Co. ................   4,000      362,500
                                                   -----------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. ..........     800       18,400
    Jacobs Engineering Group, Inc.*......   1,000       26,375
                                                   -----------
                                                        44,775
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    American Brands, Inc. ...............   1,500       68,063
    Colgate-Palmolive Co. ...............   1,700      144,075
    Cross, (A.T.) Co. Cl-A...............     800       14,200
    CUC International, Inc.*.............   1,200       42,600

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------  -----------
    Eastman Kodak Co. ...................   1,900  $   147,725
    Masco Corp. .........................   2,400       72,600
    Mattel, Inc. ........................   1,900       54,388
    National Presto Industries, Inc. ....     600       22,800
    Tambrands, Inc. .....................   1,500       61,313
                                                   -----------
                                                       627,764
                                                   -----------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. .....................   1,500       52,500
    Sealed Air Corp.*....................   2,700       90,788
                                                   -----------
                                                       143,288
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.7%
    Altera Corp.*........................   1,400       53,200
    Arrow Electronics, Inc.*.............     700       30,189
    Diebold, Inc. .......................   1,800       86,850
    Emerson Electric Co. ................   1,800      162,675
    General Electric Co. ................  10,100      873,597
    Hewlett-Packard Co. .................   3,100      308,839
    Hitachi Ltd. [ADR]...................   1,600      150,000
    Honeywell, Inc. .....................   1,200       65,400
    Hubbell, Inc. Cl-B...................   1,000       66,250
    Linear Technology Corp. .............   1,500       45,000
    Molex, Inc. .........................   2,800       88,900
    Philips Electronics NV...............   3,600      117,450
    Solectron Corp.*.....................   1,000       37,875
    Stratacom, Inc. .....................     700       39,375
    Sundstrand Corp. ....................   2,200       80,575
    Symbol Technologies, Inc.*...........     700       31,150
    Teleflex, Inc. ......................     600       28,650
    Varian Associates, Inc. .............     700       36,225
                                                   -----------
                                                     2,302,200
                                                   -----------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. .....................   2,000       40,000
    Callaway Golf Co. ...................   1,900       63,175
    Circus Circus Enterprises*...........   2,400       98,400
    Harley Davidson, Inc. ...............   1,000       41,125
    Mirage Resorts, Inc.*................   1,900      102,600
    President Riverboat Casinos
      Warrants*..........................     883          662
    Time Warner, Inc. ...................   2,900      113,825
    Walt Disney Co. .....................   4,264      268,099
                                                   -----------
                                                       727,886
                                                   -----------
ENVIRONMENTAL SERVICES -- 0.2%
    Browning-Ferris Industries, Inc. ....   1,500       43,500
    USA Waste Services, Inc.*............   1,700       50,363
    WMX Technologies, Inc. ..............   3,400      111,350
                                                   -----------
                                                       205,213
                                                   -----------
FINANCIAL-BANK & TRUST -- 3.4%
    Australia and New Zealand Banking
      Group Ltd. [ADR]...................   3,600       85,050
    Banc One Corp. ......................   2,800       95,200
    Banco Bilbao Vizcaya [ADR]...........   3,000      120,375
    Bancorp Hawaii, Inc. ................     800       28,800
    Chase Manhattan Corp. ...............   2,956      208,769
    Citicorp.............................   3,300      272,664
    City National Corp. .................   1,800       28,350
    CoreStates Financial Corp. ..........   2,000       77,000
                                           SHARES     VALUE
                                           ------  -----------
    Crestar Financial Corp. .............   1,300  $    69,388
    Fifth Third Bancorp..................     900       48,600
    First Bank System, Inc. .............   1,700       98,600
    First Chicago NBD Corp. .............   3,000      117,375
    First Security Corp. ................   3,150       75,600
    First Tennessee National Corp. ......   3,200       98,000
    First Union Corp. ...................   2,200      133,925
    Fleet Financial Group, Inc. .........   2,500      108,750
    J.P. Morgan & Co., Inc. .............   1,800      152,325
    Keycorp..............................   2,600      100,750
    Mellon Bank Corp. ...................   1,500       85,500
    Mercantile Bankshares Corp. .........   1,200       30,600
    NationsBank Corp. ...................   2,300      190,039
    Northern Trust Corp. ................   1,900      109,725
    Norwest Corp. .......................   3,500      122,064
    PNC Bank Corp. ......................   2,420       71,995
    Southtrust Corp. ....................   3,000       84,375
    State Street Boston Corp. ...........   1,500       76,500
    U.S. Bancorp.........................   2,352       84,966
    Wells Fargo & Co. ...................     600      143,325
                                                   -----------
                                                     2,918,610
                                                   -----------
FINANCIAL SERVICES -- 1.3%
    American Express Co. ................   3,000      133,875
    Bear Stearns Companies, Inc. ........   2,000       47,250
    Charles Schwab Corp. ................   2,900       71,050
    Comdicso, Inc. ......................   1,600       42,600
    Dean Witter Discover & Co. ..........     900       51,525
    Federal Home Loan Mtge. Corp. .......   1,500      128,250
    Federal National Mtge. Assoc. .......   6,000      201,000
    Franklin Resources, Inc. ............   1,900      115,900
    Green Tree Financial Corp. ..........     900       28,125
    Grupo Financiero Bancomer [ADR]
      144A*..............................   1,400       11,900
    H & R Block, Inc. ...................   1,500       48,938
    Household International, Inc. .......     800       60,800
    Merrill Lynch & Co., Inc. ...........   1,000       65,125
    Morgan Stanley Group, Inc. ..........     900       44,213
    Paine Webber Group, Inc. ............   1,200       28,500
    Salomon, Inc. .......................   1,400       61,600
                                                   -----------
                                                     1,140,651
                                                   -----------
FOOD -- 1.9%
    Archer-Daniels-Midland Co. ..........   3,150       60,244
    Conagra, Inc. .......................   2,100       95,288
    CPC International, Inc. .............   1,500      108,000
    Dole Food Co. .......................   1,000       43,000
    Earthgrains Co. .....................     148        4,847
    General Mills, Inc. .................   1,600       87,200
    Heinz, (H.J.) Co. ...................   3,250       98,719
    Hershey Foods Corp. .................     800       58,700
    IBP, Inc. ...........................   1,300       35,913
    Kellogg Co. .........................   1,200       87,900
    McCormick & Co., Inc. ...............   1,400       30,975
    Philip Morris Companies, Inc. .......   5,100      530,400
    Ralston-Purina Group.................   1,500       96,188
    Sara Lee Corp. ......................   3,800      123,025

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------  -----------
    Smucker, (J.M.) Co. .................     700  $    13,738
    Unilever PLC [ADR]...................     900      130,613
    Universal Foods Corp. ...............   1,300       47,938
                                                   -----------
                                                     1,652,688
                                                   -----------
HEALTHCARE SERVICES -- 0.7%
    Apria Healthcare Group, Inc.*........   2,000       62,750
    Columbia-HCA Healthcare Corp. .......   2,964      158,204
    Healthsouth Corp.*...................   2,500       90,000
    Pacificare Health Systems, Inc.
      Cl-A*..............................     400       26,400
    Pacificare Health Systems, Inc.
      Cl-B*..............................     900       60,975
    U.S. Healthcare, Inc. ...............     900       49,500
    United Healthcare Corp. .............   1,400       70,700
    Vencor, Inc.*........................   2,200       67,100
                                                   -----------
                                                       585,629
                                                   -----------
HOTELS & MOTELS -- 0.2%
    HFS, Inc.*...........................   2,200      154,000
    ITT Corp.*...........................     900       59,625
                                                   -----------
                                                       213,625
                                                   -----------
INDUSTRIAL PRODUCTS -- 0.8%
    Allied-Signal, Inc. .................   2,600      148,525
    Chris-Craft Industries, Inc.*........   1,300       57,200
    Cintas Corp. ........................   1,800       96,300
    Corning, Inc. .......................   2,100       80,588
    Danaher Corp. .......................   1,100       47,850
    Goodyear Tire & Rubber Co. ..........   1,200       57,900
    Harsco Corp. ........................     900       60,525
    Springs Industries, Inc. Cl-A........   1,500       75,750
    Tomkins PLC [ADR]....................   6,000       91,500
                                                   -----------
                                                       716,138
                                                   -----------
INSURANCE -- 1.5%
    Aetna Life & Casualty Co. ...........     800       57,200
    AFLAC, Inc. .........................     450       13,444
    American Financial Group, Inc. ......   1,200       36,150
    American General Corp. ..............   3,000      109,125
    American International Group,
      Inc. ..............................   3,000      295,875
    CHUBB Corp. .........................   1,300       64,838
    Cigna Corp. .........................     500       58,938
    General Re Corp. ....................     600       91,350
    Hartford Steam Boiler Inspection &
      Insurance Co. .....................     800       39,300
    Loews Corp. .........................   1,400      110,425
    Progressive Corp. ...................     800       37,000
    Selective Insurance Group............   1,000       32,500
    Torchmark Corp. .....................   1,400       61,250
    Transatlantic Holdings, Inc. ........     500       35,063
    Travelers Group, Inc. ...............   3,150      143,719
    UNUM Corp. ..........................   1,100       68,475
                                                   -----------
                                                     1,254,652
                                                   -----------
MACHINERY & EQUIPMENT -- 0.7%
    Black & Decker Corp. ................   1,300       50,213
    Caterpillar, Inc. ...................   1,200       81,300
    Deere & Co. .........................   2,700      108,000
    Duriron Co., Inc. ...................   2,900       69,600
    Illinois Tool Works, Inc. ...........     900       60,863
                                           SHARES     VALUE
                                           ------  -----------
    Sequa Corp. Cl-A*....................     700  $    30,188
    Tecumseh Products Co. Cl-A...........   1,400       75,250
    Thermo Electron Corp.*...............   4,050      168,581
                                                   -----------
                                                       643,995
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
    Baxter International, Inc............   1,600       75,600
    Becton Dickinson & Co. ..............     500       40,125
    Boston Scientific Corp.*.............   1,000       45,000
    Medtronic, Inc. .....................   2,000      112,000
    Stryker Corp. .......................   3,400       77,350
                                                   -----------
                                                       350,075
                                                   -----------
METALS & MINING -- 0.5%
    Aluminum Co. of America..............   2,300      131,963
    Barrick Gold Corp. ..................   3,300       89,513
    Carpenter Technology Corp. ..........   2,600       83,200
    Nucor Corp. .........................   1,200       60,750
    Placer Dome, Inc. ...................   2,500       59,688
                                                   -----------
                                                       425,114
                                                   -----------
MISCELLANEOUS -- 0.5%
    Federal Signal Corp. ................   1,400       32,900
    Flightsafety International, Inc. ....   1,600       86,800
    Gencorp, Inc. .......................   2,800       42,350
    Hanson PLC [ADR].....................   2,700       38,475
    Minnesota Mining & Manufacturing
      Co. ...............................   3,200      220,800
    Pall Corp. ..........................   1,200       28,950
    U.S. Industries, Inc. [ADR]*.........     135        3,257
                                                   -----------
                                                       453,532
                                                   -----------
OFFICE EQUIPMENT -- 0.5%
    Alco Standard Corp. .................   1,700       76,925
    Pitney Bowes, Inc. ..................   1,900       90,725
    Viking Office Products, Inc.*........   1,600       50,200
    Wallace Computer Service, Inc. ......   1,500       89,625
    Xerox Corp. .........................   1,800       96,300
                                                   -----------
                                                       403,775
                                                   -----------
OIL & GAS -- 5.1%
    Amerada Hess Corp. ..................   4,700      252,039
    Atlantic Richfield Co. ..............   1,200      142,200
    Banco Frances del Rio de la Plata SA
      [ADR]..............................   3,400       97,750
    BJ Services Co.*.....................   3,300      115,914
    British Petroleum Co. PLC [ADR]......     800       85,500
    Chevron Corp. .......................   4,200      247,800
    El Paso Natural Gas Co. .............     700       26,950
    Enron Corp. .........................   2,100       85,839
    Ensco International, Inc.*...........     800       26,000
    Exxon Corp. .........................   6,500      564,689
    Global Marine, Inc. .................   2,200       30,525
    Halliburton Co. .....................     800       44,400
    Helmerich & Payne, Inc. .............     900       32,963
    MCN Corp. ...........................   2,400       58,500
    Mobil Corp. .........................   2,500      280,313
    Murphy Oil Corp. ....................   1,000       45,375
    National Fuel Gas Co. ...............   1,600       57,600
    Noble Affiliates, Inc. ..............   2,600       98,150
    Occidental Petroleum Corp. ..........   3,700       91,575

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------  -----------
    Phillips Petroleum Co. ..............   1,800  $    75,375
    Repsol SA [ADR]......................   3,000      104,250
    Royal Dutch Petroleum Co. ...........   4,600      707,250
    Schlumberger Ltd. ...................   1,700      143,225
    Shell Transport & Trading Co.
      [ADR]..............................   1,000       88,000
    Societe National Elf Aquitaine
      SA [ADR]...........................   2,000       73,500
    Sonat, Inc. .........................   1,300       58,500
    Texaco, Inc. ........................   2,000      167,750
    Tidewater, Inc. .....................   3,100      136,014
    Tosco Corp. .........................     800       40,200
    Total SA [ADR].......................   3,000      111,375
    Unocal Corp. ........................   2,300       77,625
    USX Marathon Group...................   3,500       70,438
    Valero Energy Corp. .................   3,000       75,000
    Washington Gas Light Co. ............   2,200       48,400
                                                   -----------
                                                     4,360,984
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.5%
    Georgia Pacific Corp. ...............     900       63,900
    International Paper Co. .............   2,900      106,938
    Kimberly-Clark Corp. ................   2,300      177,675
    Wausau Paper Mills Co. ..............   1,900       37,525
    Weyerhaeuser Co. ....................   1,700       72,250
                                                   -----------
                                                       458,288
                                                   -----------
PERSONAL SERVICES -- 0.1%
    Service Corp. International..........   1,500       86,250
                                                   -----------
PHARMACEUTICALS -- 3.4%
    Abbott Laboratories..................   4,100      178,350
    American Home Products Corp. ........   4,000      240,500
    Amgen, Inc.*.........................   1,600       86,400
    Bristol-Meyers Squibb Co. ...........   3,300      297,000
    Cardinal Health, Inc. ...............   1,300       93,763
    Carter Wallace, Inc. ................   3,900       57,038
    Genzyme Corp.*.......................     600       30,150
    International Flavors & Fragrances,
      Inc. ..............................   1,300       61,913
    Ivax Corp. ..........................   2,200       34,925
    Johnson & Johnson....................   7,000      346,500
    Lilly, (Eli) & Co. ..................   2,900      188,500
    McKesson Corp. ......................     900       42,863
    Merck & Co., Inc. ...................   6,900      445,913
    Perrigo Co. .........................   3,000       33,750
    Pfizer, Inc. ........................   3,800      271,225
    Pharmacia & Upjohn, Inc. ............   3,500      155,313
    R.P. Scherer Corp.*..................   1,000       45,375
    Schering Plough Corp. ...............   1,900      119,225
    Warner-Lambert Co. ..................   2,100      115,500
    Watson Pharmaceuticals, Inc. ........   1,300       49,238
                                                   -----------
                                                     2,893,441
                                                   -----------
PRINTING & PUBLISHING -- 0.5%
    Banta Corp. .........................   2,900       73,225
    Belo, (A.H.) Corp. Cl-A..............   1,300       48,425
    Dun & Bradstreet Corp. ..............   1,500       93,750
    Gannett Co., Inc. ...................   1,600      113,200
    McGraw-Hill Co., Inc. ...............   2,400      109,800
                                                   -----------
                                                       438,400
                                                   -----------
                                           SHARES     VALUE
                                           ------  -----------
RAILROADS -- 0.5%
    Burlington Northern Santa Fe.........     800  $    64,700
    Conrail, Inc. .......................     400       26,550
    CSX Corp. ...........................   1,000       48,250
    Kansas City Southern Industries,
      Inc. ..............................   1,800       77,175
    Norfolk Southern Corp. ..............     700       59,325
    Union Pacific Corp. .................   1,600      111,800
                                                   -----------
                                                       387,800
                                                   -----------
RESTAURANTS -- 0.5%
    Brinker International, Inc.*.........   7,300      109,500
    Cracker Barrel Old Country Store,
      Inc. ..............................   1,800       43,650
    Darden Restaurants, Inc. ............     900        9,675
    McDonald's Corp. ....................   4,400      205,700
    Outback Steakhouse, Inc.*............   1,600       55,175
                                                   -----------
                                                       423,700
                                                   -----------
RETAIL & MERCHANDISING -- 2.4%
    Albertson's, Inc. ...................   3,000      124,125
    Bed, Bath & Beyond, Inc.*............   2,200       58,850
    Circuit City Stores, Inc. ...........     900       32,513
    Dayton-Hudson Corp. .................     800       82,500
    Fastenal Co. ........................     800       34,800
    Federated Department Stores, Inc.*...   1,400       47,775
    Gap, Inc. ...........................   2,200       70,675
    Home Depot, Inc. ....................   3,700      199,800
    J.C. Penney Co., Inc. ...............   2,300      120,750
    Kohls Corp.*.........................   2,800      102,550
    Kroger Co.*..........................   1,600       63,200
    Lands' End, Inc.*....................   1,800       44,550
    May Department Stores Co. ...........   2,300      100,625
    Meyer, (Fred), Inc.*.................   1,300       38,188
    Micro Warehouse, Inc.*...............     800       16,000
    Nike, Inc. Cl-B......................     800       82,200
    Payless Shoesource, Inc. ............     672       21,336
    Petrie Stores Corp. .................   2,700        7,425
    Price Costco., Inc.*.................   2,100       45,413
    Revco D.S., Inc.*....................   2,800       66,850
    Staples, Inc.*.......................   2,400       46,800
    Tandy Corp. .........................     600       28,425
    Tiffany & Co. .......................     600       43,800
    TJX Companies, Inc. .................     900       30,375
    Toys 'R' Us, Inc.*...................   2,420       68,970
    Vons Companies, Inc.*................   1,600       59,800
    Wal-Mart Stores, Inc. ...............  14,200      360,325
    Walgreen Co. ........................   1,700       56,950
                                                   -----------
                                                     2,055,570
                                                   -----------
SEMI-CONDUCTORS -- 1.1%
    Analog Devices, Inc.*................   5,250      133,875
    Applied Materials, Inc.*.............   1,100       33,550
    Atmel Corp.*.........................   1,800       54,225
    Intel Corp. .........................   4,500      330,469
    Maxim Integrated Products, Inc.*.....   1,300       35,506
    Motorola, Inc. ......................   4,000      251,500
    Xilinx, Inc.*........................   2,900       92,075
                                                   -----------
                                                       931,200
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------  -----------
TELECOMMUNICATIONS -- 4.5%
    ADC Telecommunications, Inc.*........   1,400  $    63,000
    Airtouch Communications, Inc.*.......   4,300      121,475
    Ameritech Corp. .....................   3,100      184,064
    AT&T Corp. ..........................   6,100      378,200
    Bell Atlantic Corp. .................   3,000      191,250
    BellSouth Corp. .....................   5,300      224,589
    British Telecommunications
      PLC [ADR]..........................   2,000      107,500
    Century Telephone Enterprises,
      Inc. ..............................   2,800       89,250
    GTE Corp. ...........................   6,200      277,450
    Hong Kong Telecommunications Ltd.
      [ADR]..............................   9,000      162,000
    MCI Communications Corp. ............   4,700      120,438
    Nextel Communications, Inc. Cl-A*....   1,800       34,314
    Nokia Corp. Cl-A [ADR]...............   1,800       66,600
    Northern Telecom Ltd. ...............   1,700       92,438
    NYNEX Corp. .........................   3,200      152,000
    Pacific Telesis Group................   3,300      111,375
    SBC Communications, Inc. ............   4,500      221,625
    Southern New England
      Telecommunications Corp. ..........   2,400      100,800
    Sprint Corp. ........................   2,400      100,800
    Telecomunicacoes Brasileiras SA
      Telbras [ADR]......................   2,000      139,250
    Telefonaktiebolaget LM
      Ericsson [ADR].....................   4,800      103,200
    Telefonica de Espana [ADR]...........   1,600       88,200
    Telefonos de Mexico SA [ADR].........   1,800       60,300
    Telephone & Data Systems, Inc. ......   2,000       90,000
    Tellabs, Inc.*.......................   1,000       66,875
    U.S. Robotics Corp.*.................   1,600      136,800
    U.S. West Media Group, Inc.*.........   5,300       96,725
    U.S. West, Inc. .....................   1,600       51,000
    Viacom, Inc. Cl-B*...................   3,400      132,175
    Vodafone Group PLC [ADR].............   2,000       73,750
    Worldcom, Inc. ......................   1,100       60,913
                                                   -----------
                                                     3,898,356
                                                   -----------
TRANSPORTATION -- 0.0%
    Alexander & Baldwin, Inc. ...........   1,800       43,425
                                                   -----------
UTILITIES -- 2.5%
    Allegheny Power System, Inc. ........   2,100       64,838
    Calenergy, Inc.*.....................   2,400       61,200
    CMS Energy Corp. ....................   2,500       77,188
    Duke Power Co. ......................   3,100      158,875
    Edison International.................   7,800      137,475
    Empresa Nacional de Electridad SA
      [ADR]..............................   1,900      118,988
    Entergy Corp. .......................   2,600       73,775
    Florida Progress Corp. ..............   1,300       45,175
    FPL Group, Inc. .....................   2,200      101,200
    Idaho Power Co. .....................   2,600       80,925
    Illinova Corp. ......................   2,300       66,125
    Ipalco Enterprises, Inc. ............   2,400       63,000
    Midamerican Energy Co. ..............   3,800       65,550
    New York State Electric & Gas
      Corp. .............................   3,400       82,875
    Niagara Mohawk Power Corp. ..........   4,600       35,650
                                           SHARES     VALUE
                                           ------  -----------
    NIPSCO Industries, Inc. .............   2,300  $    92,575
    Pacific Gas & Electric Co. ..........   4,700      109,275
    Portland General Corp. ..............   2,700       83,363
    Potomac Electric Power Co. ..........   1,800       47,700
    Scana Corp. .........................   2,700       75,938
    Southern Co. ........................   6,000      147,750
    Southwestern Public Service Co. .....   2,100       68,513
    Teco Energy, Inc. ...................   2,800       70,700
    Texas Utilities Co. .................   2,600      111,150
    Unicom Corp. ........................   3,500       97,563
                                                   -----------
                                                     2,137,366
                                                   -----------
TOTAL COMMON STOCK
  (COST $36,885,598).....................           40,583,391
                                                   -----------
PREFERRED STOCK -- 0.0%
INDUSTRIAL PRODUCTS
    Teledyne, Inc.
      $1.20 Cl-E
      (COST $513)........................      72        1,107
                                                   -----------
FOREIGN STOCK -- 10.8%
AEROSPACE -- 0.2%
    Mitsubishi Heavy Industries
      Ltd. -- (JPN)......................  17,000      148,130
                                                   -----------
AIRLINES -- 0.2%
    KLM Royal Dutch Airlines
      NV -- (NETH).......................   3,000       96,087
    Singapore Airlines Ltd. -- (SNG)*....  10,000      105,599
                                                   -----------
                                                       201,686
                                                   -----------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Man AG -- (DEM)......................   1,000      250,888
                                                   -----------
BEVERAGES -- 0.3%
    Lion Nathan Ltd. -- (NZD)............  50,000      130,748
    Louis Vuitton Moet
      Hennessy -- (FRF)..................     660      156,718
                                                   -----------
                                                       287,466
                                                   -----------
BUILDING MATERIALS -- 0.1%
    Malayan Cement BHD -- (MALA).........  41,000       98,597
                                                   -----------
CHEMICALS -- 0.4%
    AKZO Nobel -- (NETH).................     400       47,985
    BASF AG Ord. -- (DEM)................     400      114,034
    Bayer AG -- (DEM)....................   3,200      112,692
    L'air Liquide -- (FRF)...............     600      106,066
                                                   -----------
                                                       380,777
                                                   -----------
CLOTHING & APPAREL -- 0.3%
    Benetton Group SPA -- (ITL)..........   4,000       51,717
    Kuraray Co. Ltd. -- (JPN)............  16,000      179,940
                                                   -----------
                                                       231,657
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Getronics Geneue
      Electric -- (NETH).................   7,268      161,161
                                                   -----------
CONGLOMERATES -- 0.6%
    BTR PLC -- (UK)......................  27,000      106,309
    Hutchison Whampoa Ltd. -- (HK).......  48,000      301,996

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------  -----------
    Lonrho PLC -- (UK)...................  22,000  $    63,215
    Valmet Corp. -- (FIM)*...............   4,000       67,833
                                                   -----------
                                                       539,353
                                                   -----------
CONSTRUCTION -- 0.1%
    Societe Technip -- (FRF).............   1,000       92,180
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Kao Corp. -- (JPN)...................  11,000      148,853
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Mitsubishi Electric Corp. -- (JPN)...  17,000      118,753
    Sharp Corp. -- (JPN).................   9,000      157,996
                                                   -----------
                                                       276,749
                                                   -----------
FINANCIAL-BANK & TRUST -- 2.0%
    Banca Commerciale Italia -- (ITL)*...  30,000       60,337
    Bank of Scotland -- (UK).............  20,208       73,446
    Bankgesellschaft Berlin
      AG -- (DEM)........................     545      116,125
    Barclays PLC -- (UK).................  15,000      180,094
    Deutsche Bank AG -- (DEM)............   1,600       75,865
    Developmental Bank of Singapore
      Ltd. -- (SNG)......................   7,000       87,314
    Holderbank Financiere Glarus
      AG -- (SW).........................     200      159,974
    HSBC Holdings -- (UK)................  10,000      156,563
    ING Groep NV -- (NETH)...............  10,000      298,586
    Kredietbank NV -- (BEL)..............     200       59,891
    Oversea-Chinese Banking Corp.
      Ltd. -- (SNG)......................  10,000      116,938
    Oversea-Chinese Banking Corp. Ltd.
      Rights -- (SNG)*...................   1,000            0
    Schweizerischer Bankverein -- (SW)...     600      118,541
    Toronto Dominion Bank -- (CAN).......   4,100       71,637
    Union Bank of Switzerland -- (SW)....     100       97,984
    Westpac Banking Corp.
      Ltd. -- (AUD)......................  10,000       44,251
                                                   -----------
                                                     1,717,546
                                                   -----------
FINANCIAL SERVICES -- 0.2%
    Gemina SPA -- (ITL)..................  50,000       21,386
    Mediobanca -- (ITL)..................   7,000       44,498
    Societe Generale -- (FRF)............   1,212      133,407
                                                   -----------
                                                       199,291
                                                   -----------
FOOD -- 0.5%
    Danisco AS -- (DKK)..................   3,000      149,529
    Eridania Beghin-Say -- (FRF).........     400       62,698
    Huhtamaki -- (FIM)...................   1,500       50,227
    Nestle SA -- (SW)....................     150      171,453
                                                   -----------
                                                       433,907
                                                   -----------
INDUSTRIAL PRODUCTS -- 0.3%
    Bridgestone Corp. -- (JPN)...........   8,000      152,876
    Siemans AG -- (DEM)*.................   2,000      107,300
                                                   -----------
                                                       260,176
                                                   -----------
INSURANCE -- 0.2%
    AXA SA -- (FRF)......................   1,500       82,145
    Ckag Colonia Konzern AG -- (DEM)*....     150      119,854
                                                   -----------
                                                       201,999
                                                   -----------
                                           SHARES     VALUE
                                           ------  -----------
MACHINERY & EQUIPMENT -- 0.3%
    ABB AG -- (SW).......................      80  $    99,056
    Sig Schweiz
      Industries-Bearer -- (SW)..........      70      165,733
                                                   -----------
                                                       264,789
                                                   -----------
METALS & MINING -- 0.1%
    Cra Ltd. -- (AUD)....................   3,000       46,121
    Societe Generale de
      Belgique -- (BEL)..................   1,000       75,903
                                                   -----------
                                                       122,024
                                                   -----------
MISCELLANEOUS -- 0.3%
    Sime Darby BHD -- (MALA).............  50,000      138,277
    United Engineers Ltd. -- (MALA)......  15,000      104,008
                                                   -----------
                                                       242,285
                                                   -----------
OFFICE EQUIPMENT -- 0.2%
    Ricoh Corp. Ltd. -- (JPN)............  13,000      137,881
                                                   -----------
OIL & GAS -- 0.2%
    Societe Nationale Elf
      Aquitaine -- (FRF).................   1,100       80,990
    Veba AG -- (DEM).....................   2,500      133,007
                                                   -----------
                                                       213,997
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (SW).....................      60       86,626
    Kimberly-Clark de Mexico
      SA -- (MEX)........................   2,000       36,431
                                                   -----------
                                                       123,057
                                                   -----------
PHARMACEUTICALS -- 1.0%
    Astra AB Cl-B -- (SEK)...............   5,500      240,037
    Ciba Geigy AG Cl-B -- (SW)...........     150      182,131
    Gehe AG -- (DEM).....................     125       84,999
    Roussel-Uclaf -- (FRF)...............     500      120,087
    Takeda Chemical
      Industries -- (JPN)................  10,000      177,380
                                                   -----------
                                                       804,634
                                                   -----------
PRINTING & PUBLISHING -- 0.5%
    Dai Nippon Printing Co.
      Ltd. -- (JPN)......................   8,000      155,070
    Elsevier NV -- (NETH)................  12,000      182,319
    Pearson PLC -- (UK)..................   5,600       57,754
                                                   -----------
                                                       395,143
                                                   -----------
REAL ESTATE -- 0.3%
    Cheung Kong Holdings Ltd. -- (HK)....  22,000      158,452
    DBS Land Ltd. -- (SNG)...............  25,000       85,755
    Hopewell Holdings Ltd. -- (HK).......  59,463       32,265
                                                   -----------
                                                       276,472
                                                   -----------
RETAIL & MERCHANDISING -- 0.5%
    Carrefour Supermarch SA -- (FRF).....     150       84,129
    Carrefour Supermarch
      Rights -- (FRF)*...................     150       41,481
    Marui Co. Ltd. -- (JPN)..............   7,000      155,527
    Pinault-Printemps Redoute
      SA -- (FRF)........................      50       17,512
    Tesco PLC -- (UK)....................  25,174      114,955
                                                   -----------
                                                       413,604
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------  -----------
TELECOMMUNICATIONS -- 0.7%
    Telecom Italia Mobile -- (ITL).......  75,000  $   167,739
    Telecom Italia SPA -- (ITL)..........  75,000      161,372
    Telecomm Corp. of New Zealand
      Ltd. -- (NZD)......................  22,000       92,409
    Telekom Malaysia BHD -- (MALA).......  16,000      142,365
                                                   -----------
                                                       563,885
                                                   -----------
UTILITIES -- 0.2%
    Electrabel SA -- (BEL)...............     300       64,142
    Hong Kong Electric Holdings
      Ltd. -- (HK).......................  30,000       91,467
                                                   -----------
                                                       155,609
                                                   -----------
TOTAL FOREIGN STOCK
  (COST $8,437,257)......................            9,343,796
                                                   -----------

                                            PAR
                                 MATURITY  (000)
                                 --------  ------
CORPORATE OBLIGATIONS -- 15.9%
AEROSPACE -- 1.1%
    BE Aerospace Sr. Sub. Notes
      144A
      9.875%.................... 02/01/06  $  125      123,750
    Boeing Co. Notes
      6.35%..................... 06/15/03     120      116,850
    Coltec Industries Sr. Sub.
      Notes
      10.25%.................... 04/01/02     125      130,313
    K&F Industries, Inc. Sub.
      Debs.
      13.75%.................... 08/01/01     125      129,687
    Raytheon Co. Notes
      6.50%..................... 07/15/05     350      336,437
    UNC, Inc. Sr. Sub. Notes
      11.00%.................... 06/01/06     125      127,187
                                                   -----------
                                                       964,224
                                                   -----------
AIRLINES -- 0.0%
    Southwest Airlines Co. Debs.
      9.25%..................... 02/15/98      25       26,000
                                                   -----------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Daimler-Benz Auto Grantor
      Trust
      3.90%..................... 10/15/98      38       38,037
                                                   -----------
BEVERAGES -- 0.4%
    Coca-Cola Bottling Group Sr.
      Sub. Notes
      9.00%..................... 11/15/03     100       98,125
    Dr. Pepper Bottling Holding
      Co. Sr. Notes [ZCB]
      11.625%................... 02/15/03     140      116,725
    Texas Bottling Group, Inc.
      Sr. Sub. Notes
      9.00%..................... 11/15/03     100       98,625
                                                   -----------
                                                       313,475
                                                   -----------
BROADCASTING -- 0.4%
    Chancellor Broadcasting Sr.
      Sub. Notes
      9.375%.................... 10/01/04     125      118,438

                                            PAR
                                 MATURITY  (000)      VALUE
                                 --------  ------  -----------
    Sinclair Broadcasting Group
      Sr. Sub. Notes
      10.00%.................... 09/30/05  $  100  $    95,500
    Young Broadcasting Corp. Sr.
      Sub. Notes
      10.125%................... 02/15/05     100       96,750
                                                   -----------
                                                       310,688
                                                   -----------
CHEMICALS -- 0.6%
    Agricultural Minerals &
      Chemicals, Inc. Sr. Notes
      10.75%.................... 09/30/03     100      106,000
    Arcadian Partners L.P. Sr.
      Notes Cl-B
      10.75%.................... 05/01/05     150      162,750
    IMC Fertilizer Group
      Debentures
      9.45%..................... 12/15/11     100      102,250
    Scotts Co. Sr. Sub. Notes
      9.875%.................... 08/01/04     100      104,250
                                                       475,250
CLOTHING & APPAREL -- 0.6%
    Collins & Aikman Products
      Corp. Sr. Sub. Notes
      11.50%.................... 04/15/06     125      125,938
    Dan River, Inc. Sr. Sub.
      Notes
      10.125%................... 12/15/03     100       96,125
    Dominion Textile USA, Inc.
      Sr. Notes
      9.25%..................... 04/01/06     125      121,094
    Loehmann's Holdings Sr.
      Notes
      11.875%................... 05/15/03     125      129,219
                                                   -----------
                                                       472,376
                                                   -----------
COMPUTER HARDWARE -- 0.1%
    International Business
      Machines Corp. Notes
      6.375%.................... 11/01/97     100      100,125
                                                   -----------
CONGLOMERATES -- 0.1%
    Jordan Industries Sr. Notes
      10.375%................... 08/01/03     125      119,531
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Herff Jones, Inc. Sr. Sub.
      Notes Cl-B
      11.00%.................... 08/15/05     125      131,094
    Mafco, Inc. Sr. Sub. Notes
      11.875%................... 11/15/02     100      105,875
    Revlon Worldwide Corp. [ZCB]
      11.29%.................... 03/15/98     125      104,219
                                                   -----------
                                                       341,188
                                                   -----------
CONTAINERS & PACKAGING -- 0.5%
    Container Corp. of America
      Sr. Notes
      11.25%.................... 05/01/04     100      103,250
    Owens Illinois, Inc. Debs.
      11.00%.................... 12/01/03     125      134,375

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                 MATURITY  (000)      VALUE
                                 --------  ------  -----------
    Portola Packaging, Inc. Sr.
      Notes
      10.75%.................... 10/01/05  $  100  $   101,125
    Riverwood International Co.
      Sr. Notes
      10.25%.................... 04/01/06      75       74,719
                                                   -----------
                                                       413,469
                                                   -----------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 0.5%
    Alpine Group, Inc. Sr. Notes
      144A
      12.25%.................... 07/15/03     100      100,875
    Ametek, Inc. Sr. Notes
      9.75%..................... 03/15/04     100      104,625
    Westinghouse Electric Corp.
      Debs.
      8.875%.................... 06/01/01     200      205,500
                                                   -----------
                                                       411,000
                                                   -----------
ENTERTAINMENT & LEISURE -- 0.9%
    Bally Park Place Funding
      First Mtge.
      9.25%..................... 03/15/04     100      106,250
    GNF Corp. First Mtge.
      10.625%................... 04/01/03     125      136,406
    Grand Casinos, Inc. First
      Mtge.
      10.125%................... 12/01/03     125      128,906
    President Riverboat Casinos
      Sr. Notes
      13.00%.................... 09/15/01     100       82,000
    Six Flags Theme Parks Sr.
      Sub. Notes [STEP]
      1.81%..................... 06/15/05      50       42,562
    Time Warner Entertainment
      Debs.
      7.25%..................... 09/01/08     100       93,750
    Trump Atlantic City First
      Mtge.
      11.25%.................... 05/01/06     125      125,937
    United Artists Theatre Pass
      Through Trust 144A
      9.30%..................... 07/01/15     100       95,250
                                                   -----------
                                                       811,061
                                                   -----------
EQUIPMENT SERVICES -- 0.2%
    Coinmach Corp. Sr. Notes
      11.75%.................... 11/15/05     125      131,250
FINANCIAL-BANK & TRUST -- 1.4%
    Airplanes Pass Through Trust
      10.875%................... 03/15/19     125      130,312
    Aristar, Inc. Debs.
      8.875%.................... 08/15/98     200      208,000
      7.875%.................... 02/15/99     200      206,000
    Banesto Delaware Sub. Notes
      8.25%..................... 07/28/02      50       49,250
    Bank of Nova Scotia Yankee
      Sub. Notes
      6.25%..................... 09/15/08      50       45,562
    Coleman Holdings [ZCB]
      9.25%..................... 05/27/98     125      104,844
                                            PAR
                                 MATURITY  (000)      VALUE
                                 --------  ------  -----------
    CoreStates Home Equity Trust
      6.65%..................... 05/15/09  $   77  $    75,337
    Export-Import Korea Yankee
      Notes
      6.50%..................... 05/15/00      40       39,450
    First Federal Financial
      Notes
      11.75%.................... 10/01/04     125      121,563
    NationsBank Texas Sr. Notes
      6.75%..................... 08/15/00     150      149,625
    U.S. Bancorp Notes
      6.72%..................... 06/01/98     100      100,875
                                                     1,230,818
FINANCIAL SERVICES -- 1.9%
    Advanta Corp. Notes
      7.07%..................... 09/15/97     235      237,162
    Associates Corp. of North
      America Sr. Notes
      8.625%.................... 06/15/97      10       10,232
      7.70%..................... 03/15/00      50       51,625
    Chrysler Financial Corp.
      Notes
      8.46%..................... 01/19/00     200      210,500
    Ciesco L.P. Notes
      7.38%..................... 04/19/00     250      254,062
    Commercial Credit Debs.
      8.125%.................... 03/01/97       5        5,074
    Ford Motor Credit Co. Notes
      [VR]
      9.45%..................... 05/20/97      50       51,456
    General Motors Acceptance
      Corp. Grantor Trust
      6.30%..................... 06/15/99      31       30,960
    General Motors Acceptance
      Corp. Notes
      7.75%..................... 04/15/97      50       50,705
      8.375%.................... 05/01/97      10       10,196
    H.F. Ahmanson & Co. Debs.
      9.875%.................... 11/15/99     100      108,375
    Household Finance Corp.
      Notes
      6.96%..................... 04/27/98     300      303,000
    Lehman Brothers Holdings
      Notes
      7.625%.................... 06/15/97      65       65,867
    Smith Barney Holdings Notes
      6.625%.................... 06/01/00     200      199,000
                                                   -----------
                                                     1,588,214
                                                   -----------
HEALTHCARE SERVICES -- 0.4%
    Regency Health Services Sr.
      Sub. Notes
      9.875%.................... 10/15/02     125      120,625
    Tenet Healthcare Corp. Sr.
      Notes
      8.625%.................... 12/01/03      90       91,237
    Wright Medical Technology,
      Inc. Notes
      10.75%.................... 07/01/00     125      122,344
                                                   -----------
                                                       334,206
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                 MATURITY  (000)      VALUE
                                 --------  ------  -----------
INDUSTRIAL PRODUCTS -- 0.5%
    American Safety Razor Co.
      Sr. Notes
      9.875%.................... 08/01/05  $  150  $   152,250
    American Standard Debs.
      11.375%................... 05/15/04     125      135,625
      9.25%..................... 12/01/16      25       24,750
    Synthetic Industries Debs.
      12.75%.................... 12/01/02     125      132,344
                                                   -----------
                                                       444,969
                                                   -----------
INSURANCE -- 0.1%
    New York Life Insurance
      Notes
      7.50%..................... 12/15/23     100       93,250
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT
  -- 0.1%
    Dade International, Inc. Sr.
      Sub. Notes
      11.125%................... 05/01/06     100      104,000
METALS & MINING -- 0.2%
    Freeport-McMoran Resources
      Sr. Notes
      7.00%..................... 02/15/08     150      138,938
                                                   -----------
MISCELLANEOUS -- 0.3%
    Consolidated Cigar Sr. Sub.
      Notes
      10.50%.................... 03/01/03     125      130,313
    Doane Products Co. Sr. Notes
      10.625%................... 03/01/06     125      125,313
                                                   -----------
                                                       255,626
                                                   -----------
OIL & GAS -- 0.7%
    Dual Drilling Co. Sr. Sub.
      Notes
      9.875%.................... 01/15/04     125      130,938
    Gulf Canada Resources Ltd.
      Sub. Debs.
      9.625%.................... 07/01/05     100       99,500
    Gulf Canada Resources Ltd.
      Yankee Sr. Sub. Debs.
      9.25%..................... 01/15/04      25       24,406
    Petroleum Heat & Power Sub.
      Notes
      10.125%................... 04/01/03     100       93,750
    Tenneco, Inc. Notes
      8.00%..................... 11/15/99      55       56,856
      7.875%.................... 10/01/02     150      154,688
                                                   -----------
                                                       560,138
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.1%
    Repap Wisconsin, Inc. Sr.
      Notes
      9.25%..................... 02/01/02     100       94,000
                                                   -----------
PHARMACEUTICALS -- 0.1%
    Owens & Minor Sr. Sub. Notes
      10.875%................... 06/01/06     125      127,188
                                                   -----------
REAL ESTATE -- 0.2%
    B.F. Saul Sr. Notes
      11.625%................... 04/01/02     100      102,875
                                            PAR
                                 MATURITY  (000)      VALUE
                                 --------  ------  -----------
    HMC Acquisition Properties
      Sr.
      Notes 144A
      9.00%..................... 12/15/07  $  100  $    91,125
                                                       194,000
RESTAURANTS -- 0.1%
    McDonald's Corp. Notes
      6.625%.................... 09/01/05     100       96,375
RETAIL & MERCHANDISING -- 0.6%
    Federated Department Stores,
      Inc. Sr. Notes
      8.125%.................... 10/15/02     125      123,438
    Ferrellgas L.P. Financial
      Corp. Sr. Notes
      10.00%.................... 08/01/01     100      103,500
    Hills Stores Co. Sr. Notes
      12.50%.................... 07/01/03     100       98,250
    Michaels Stores Sr. Notes
      10.875%................... 06/15/06     125      128,750
    Wal-Mart Stores, Inc. Debs.
      7.25%..................... 06/01/13      85       83,406
                                                   -----------
                                                       537,344
                                                   -----------
TELECOMMUNICATIONS -- 1.0%
    Fundy Cable Ltd. Yankee Sr.
      Notes
      11.00%.................... 11/15/05     125      126,719
    Paging Network, Inc. Sr.
      Sub. Notes
      8.875%.................... 02/01/06     125      114,688
    Rogers Cablesystems Sr.
      Notes 144A
      10.00%.................... 03/15/05     125      124,688
    TCI Communications, Inc. Sr.
      Notes
      8.65%..................... 09/15/04     200      204,000
    United Telecommunications
      Debs.
      9.75%..................... 04/01/00     250      274,688
                                                   -----------
                                                       844,783
                                                   -----------
TRANSPORTATION -- 0.2%
    Federal Express Notes
      6.25%..................... 04/15/98      70       69,650
    Sea Containers Ltd. Sr. Sub.
      Notes
      12.50%.................... 12/01/04     125      138,906
                                                   -----------
                                                       208,556
                                                   -----------
UTILITIES -- 2.2%
    Commonwealth Edison Notes
      7.00%..................... 02/15/97      50       50,313
      9.00%..................... 10/15/99     250      262,188
    Consumers Power Co. First
      Mtge.
      6.00%..................... 07/01/97      65       64,675
      6.625%.................... 10/01/98      50       49,875
    El Paso Electric Co. First
      Mtge.
      8.90%..................... 02/01/06     100       99,375

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                 MATURITY  (000)      VALUE
                                 --------  ------  -----------
    Florida Power & Light Notes
      5.70%..................... 03/05/98  $  200  $   197,750
    Gulf States Utilities First
      Mtge.
      5.375%.................... 02/01/97     128      127,520
    Monongahela Power First
      Mtge.
      8.50%..................... 06/01/22     150      155,438
    Pacific Gas & Electric Co.
      First Mtge.
      6.75%..................... 12/01/00     200      198,750
    Potomac Capital Investment
      Corp. Notes
      6.19%..................... 04/28/97     250      249,410
    Public Service Electric &
      Gas First Mtge.
      7.00%..................... 09/01/24     300      266,250
    Southern California Edison
      Notes
      6.50%..................... 06/01/01     100       97,875
    Wisconsin Electric Power Co.
      First Mtge.
      5.875%.................... 10/01/97     100       99,625
                                                   -----------
                                                     1,919,044
                                                   -----------
    TOTAL CORPORATE OBLIGATIONS
      (COST $13,704,470).................           13,699,123
                                                   -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 6.9%
FEDERAL HOME LOAN MORTGAGE CORP.
  -- 0.0%
      7.50%..................... 07/15/20      15       15,176
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOC. -- 6.8%
      9.50%..................... 10/15/09      24       25,677
      10.00%.................... 11/15/09      33       36,387
      11.50%.................... 06/15/10      51       57,402
      12.00%.................... 09/15/13       1        1,622
      12.00%.................... 01/15/14       7        7,584
      10.50%.................... 08/15/15      13       14,826
      11.50%.................... 09/15/15      99      111,577
      11.50%.................... 11/15/15      37       41,996
      8.00%..................... 05/15/16      30       30,612
      8.50%..................... 06/15/16      35       36,272
      9.00%..................... 07/15/16      17       17,692
      8.00%..................... 12/15/16      52       52,612
      8.00%..................... 02/15/17     101      101,837
      8.00%..................... 05/15/17      64       64,101
      9.00%..................... 05/15/17      87       90,989
      8.00%..................... 06/15/17      28       28,471
      9.50%..................... 11/15/18       5        5,075
      9.50%..................... 03/15/19      17       18,264
      9.50%..................... 01/15/20       9        9,346
      9.50%..................... 06/15/20      14       15,109
      8.50%..................... 07/15/20     500      514,065
      8.00%..................... 06/15/22     159      160,974
      8.00%..................... 09/15/22      34       34,697
      8.00%..................... 07/15/23      83       84,202
      7.00%..................... 09/15/23     380      364,633
      6.50%..................... 02/15/24     718      668,617
      6.50%..................... 04/15/24      89       82,447
      6.50%..................... 05/15/24     888      827,396
      7.50%..................... 06/15/24      89       87,432
                                            PAR
                                 MATURITY  (000)      VALUE
                                 --------  ------  -----------
      7.00%..................... 12/15/25  $  293  $   280,737
      7.50%..................... 04/15/26     145      143,011
      7.50%..................... 05/15/26   1,092    1,076,632
      8.00%..................... 06/15/26     808      815,070
                                                     5,907,364
TENNESSEE VALLEY AUTHORITY NOTES
  -- 0.1%
      7.75%..................... 12/15/22      10        9,675
      7.25%..................... 07/15/43      20       18,650
      6.875%.................... 12/15/43      40       35,900
                                                   -----------
                                                        64,225
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $6,039,380)......................            5,986,765
                                                   -----------
U.S. TREASURY OBLIGATIONS
  -- 9.8%
U.S. TREASURY BONDS -- 1.2%
      11.625%................... 11/15/02     100      125,959
      7.125%.................... 02/15/23     240      242,700
      7.625%.................... 02/15/25     300      323,793
      6.875%.................... 08/15/25     300      297,171
      6.00%..................... 02/15/26     100       88,695
                                                   -----------
                                                     1,078,318
                                                   -----------
U.S. TREASURY NOTES -- 8.6%
      6.50%..................... 09/30/96      80       80,245
      7.25%..................... 11/30/96     240      241,714
      6.125%.................... 05/15/98     100      100,087
      6.00%..................... 05/31/98     450      449,167
      5.125%.................... 12/31/98      50       48,773
      6.375%.................... 05/15/99   1,950    1,954,602
      6.75%..................... 05/31/99     460      465,525
      6.875%.................... 03/31/00     250      253,952
      6.25%..................... 05/31/00     100       99,446
      6.125%.................... 09/30/00     150      148,359
      5.625%.................... 11/30/00     275      266,489
      5.625%.................... 02/28/01   1,300    1,257,295
      5.75%..................... 08/15/03     965      919,423
      7.50%..................... 02/15/05     250      263,077
      5.875%.................... 11/15/05     425      400,562
      5.625%.................... 02/15/06     500      463,955
                                                   -----------
                                                     7,412,671
                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $8,490,278)......................            8,490,989
                                                   -----------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                          (000)
                                         --------
FOREIGN BONDS -- 3.2%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%..................  08/15/03       20        16,320
                                                   -----------
BELGIUM -- 0.1%
    Belgium Kingdom
      Government
      7.25%..................  04/29/04    1,550        51,835
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY   (000)       VALUE
                               --------  --------  -----------
CANADA -- 0.2%
    Canadian Government
      8.50%..................  04/01/02      105   $    81,740
      6.50%..................  06/01/04      110        75,587
      9.75%..................  06/01/21       10         8,613
                                                   -----------
                                                       165,940
                                                   -----------
DENMARK -- 0.1%
    Kingdom of Denmark
      7.00%..................  12/15/04      275        46,448
FRANCE -- 0.4%
    France O.A.T.
      8.50%..................  11/25/02    1,146       252,262
      8.25%..................  02/27/04      264        57,230
      8.50%..................  04/25/23       50        11,077
    French Treasury Bill
      8.50%..................  03/12/97       75        15,025
                                                   -----------
                                                       335,594
                                                   -----------
GERMANY -- 0.7%
    Deutscheland Republic
      8.50%..................  08/21/00      375       274,554
      8.375%.................  05/21/01      330       242,194
      6.50%..................  07/15/03      110        73,360
                                                   -----------
                                                       590,108
                                                   -----------
ITALY -- 0.3%
    Italian Government
      11.50%.................  03/01/03  275,000       201,051
      8.50%..................  08/01/04   45,000        28,450
                                                   -----------
                                                       229,501
                                                   -----------
JAPAN -- 1.0%
    European Investment Bank
      4.625%.................  02/26/03   43,000       432,968
    International Bank
      Recovery & Development
      6.75%..................  03/15/00   14,000       149,287
    Japan Government
      4.50%..................  06/20/03   33,500       336,777
                                                   -----------
                                                       919,032
                                                   -----------
NETHERLANDS -- 0.1%
    Netherlands Government
      5.75%..................  01/15/04      115        65,841
                                                   -----------
                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY   (000)       VALUE
                               --------  --------  -----------
SPAIN -- 0.0%
    Spanish Government
      8.00%..................  05/30/04    6,400   $    47,611
                                                   -----------
UNITED KINGDOM -- 0.3%
    United Kingdom Gilt
      9.00%..................  03/03/00       85       140,068
    United Kingdom Treasury
      8.00%..................  06/10/03       75       118,966
                                                   -----------
                                                       259,034
                                                   -----------
TOTAL FOREIGN BONDS
  (COST $2,618,179)....................              2,727,264
                                                   -----------
                                           PAR
                                          (000)
                                         --------
COMMERCIAL PAPER -- 1.3%
    Corporate Asset Funding
      Co.
      5.40%..................  07/16/96  $   280       279,370
    Wal-Mart Stores, Inc.
      5.30%..................  07/01/96      808       808,000
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $1,087,370)....................              1,087,370
                                                   -----------
                                          SHARES
                                         --------
SHORT TERM INVESTMENTS -- 4.7%
    Temporary Investment Fund
      (COST $4,025,169)................  4,025,169   4,025,169
                                                   -----------
TOTAL INVESTMENTS -- 99.6%
  (COST $81,288,214)...................             85,944,974
OTHER ASSETS LESS
  LIABILITIES -- 0.4%..................                357,294
                                                   -----------
NET ASSETS -- 100.0%...................            $86,302,268
                                                   ===========

             PRINCIPAL
              AMOUNT        CONTRACTED
              COVERED        EXCHANGE      EXPIRATION      UNREALIZED
  TYPE      BY CONTRACT        RATE          MONTH        DEPRECIATION
--------------------------------------------------------------------------
Buy ITL       $62,313        1,530.50       07/96           $(69)

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.6% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
CORPORATE OBLIGATIONS
  -- 11.2%
AIRLINES -- 4.2%
    American Airlines
      Notes
      10.19%..............  05/26/15  $      250  $     294,200
    AMR Corp. Notes
      10.45%..............  11/15/11         100        120,875
    United Air Lines, Inc.
      Notes
      10.67%..............  05/01/04         500        581,250
      10.36%..............  11/13/12       6,925      8,114,092
      10.36%..............  11/27/12         500        581,193
      10.02%..............  03/22/14       2,000      2,267,460
                                                  -------------
                                                     11,959,070
                                                  -------------
ENTERTAINMENT & LEISURE
  -- 1.3%
    Time Warner, Inc.
      Notes
      7.45%...............  02/01/98       2,000      2,025,000
      6.46%...............  08/15/00         437        438,639
      7.975%..............  08/15/04         262        262,000
      8.11%...............  08/15/06         525        524,344
      8.18%...............  08/15/07         525        525,000
                                                  -------------
                                                      3,774,983
                                                  -------------
FINANCIAL SERVICES -- 0.7%
    General Motors
      Acceptance Corp.
      Notes
      7.75%...............  07/18/96       2,000      2,001,940
                                                  -------------
OIL & GAS -- 0.3%
    Arkla, Inc. Notes
      9.20%...............  12/18/97         500        516,250
    Occidental Petroleum
      Corp. Sr. Notes
      9.625%..............  07/01/99         500        500,000
                                                  -------------
                                                      1,016,250
                                                  -------------
REAL ESTATE -- 1.7%
    Spieker Properties
      Notes
      6.95%...............  12/15/02       5,000      4,787,500
                                                  -------------
TELECOMMUNICATIONS -- 1.9%
    Cablevision Industries
      Sr. Notes
      10.75%..............  01/30/02       5,000      5,337,500
                                                  -------------
UTILITIES -- 1.1%
    Cleveland Electric
      Illumination Co.
      Notes
      9.11%...............  07/22/96         250        250,312
      8.75%...............  11/15/05         100         97,750
    CMS Energy Corp. Notes
      9.50%...............  10/01/97         150        153,750
    Commonwealth Edison
      Notes
      6.50%...............  07/15/97         750        751,875

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
    Illinois Power Co.
      Notes
      5.85%...............  10/01/96  $    2,000  $   1,997,500
                                                  -------------
                                                      3,251,187
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $32,206,012)................                 32,128,430
                                                  -------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 57.4%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 3.3%
      5.30%...............  07/03/96       1,300      1,299,617
      8.25%...............  08/01/17         704        716,829
      7.00% [IO]..........  04/25/19         506         53,160
      7.551%..............  02/01/24       3,509      3,616,774
      6.50% [TBA].........  08/12/26       4,000      3,742,520
                                                      9,428,900
FEDERAL NATIONAL MORTGAGE
  ASSOC. -- 11.0%
      9.40%...............  07/25/03         366        383,669
      6.25% [IO]..........  05/25/08         236         79,136
      6.50% [IO]..........  06/25/14       2,643        184,378
      6.90%...............  05/25/23         185        150,502
      7.594%..............  01/01/24         536        554,494
      7.50%...............  04/01/24       4,238      4,184,848
      7.00%...............  04/25/24         582        486,460
      7.749%..............  04/01/25         928        964,335
      6.282%..............  07/24/26      25,000     24,812,500
                                                  -------------
                                                     31,800,322
                                                  -------------
GOVERNMENT NATIONAL
  MORTGAGE ASSOC. -- 43.1%
      7.00%...............  06/20/22       2,724      2,756,358
      7.375%..............  04/20/23       3,408      3,431,128
      7.00%...............  09/20/23       7,731      7,783,800
      7.00%...............  10/20/23         753        759,249
      7.50%...............  12/20/23         465        456,381
      7.25%...............  09/20/24       1,569      1,595,233
      7.00%...............  10/20/24       4,137      4,190,972
      6.50% [TBA].........  08/19/26      80,000     74,350,400
      7.00% [TBA].........  08/19/26      30,000     28,725,000
                                                  -------------
                                                    124,048,521
                                                  -------------
TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (COST $163,369,227)...............                165,277,743
                                                  -------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 4.6%
    Citicorp Mtge.
      Securities, Inc.
      7.49%...............  10/25/22         750        766,576
    Collateralized Mtge.
      Securities Corp.
      7.985%..............  05/01/17         515        509,652
    Countrywide Adjustable
      Rate Mtge.
      7.7433%.............  03/25/24       1,084      1,108,437
      7.87%...............  11/25/24       1,222      1,240,147
    Guardian Adjustable
      Rate Mtge.
      6.8575%.............  12/25/19          91         56,448

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
    Mortgage Capital Trust
      VI
      9.50%...............  02/01/18  $    1,085  $   1,105,783
    Prudential-Bache CMO
      Trust
      8.40%...............  03/20/21       3,104      3,183,515
    Resolution Trust Corp.
      8.00%...............  09/25/21         578        579,001
    Rothschild L.F. Mtge.
      Trust
      9.95%...............  08/01/17       3,047      3,244,984
    Ryland Mtge.
      Securities Corp.
      7.8123%.............  09/25/23       1,493      1,515,711
                                                  -------------
TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS
  (COST $13,048,392)................                 13,310,254
                                                  -------------
U.S. TREASURY OBLIGATIONS
  -- 55.6%
U.S. TREASURY BILLS -- 0.6%
      4.95%#..............  08/29/96         410        406,498
      4.97%#..............  08/29/96          75         74,359
      5.145%#.............  10/17/96         375        369,034
      5.115%#.............  10/24/96         160        157,315
      5.07%#..............  11/14/96          70         68,589
      5.08%#..............  11/14/96         215        210,667
      5.09%#..............  11/14/96         150        146,977
      5.11%#..............  11/14/96          75         73,488
      5.12%#..............  11/14/96          25         24,496
      5.135%#.............  11/14/96          30         29,395
      5.16%#..............  11/14/96          75         73,488
                                                  -------------
                                                      1,634,306
                                                  -------------
U.S. TREASURY NOTES
  -- 55.0%
      6.125%..............  05/31/97      50,000     50,166,495
      5.625%..............  06/30/97      30,000     29,963,997
      5.875%..............  07/31/97      78,000     78,039,772
                                                  -------------
                                                    158,170,264
                                                  -------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $159,677,278)...............                159,804,570
                                                  -------------
SOVEREIGN ISSUES -- 2.4%
ARGENTINA -- 1.6%
    Republic of Argentina
      [FRB, BRB]
      6.3125%.............  03/31/05       5,940      4,640,625
                                                  -------------
MEXICO -- 0.8%
    United Mexican States
      Cl-B [BRB]
      6.25%...............  12/31/19       1,500        973,125
    United Mexican States
      Cl-C [BRB]
      6.6093%.............  12/31/19       1,000        786,250
                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
    United Mexican States
      Cl-D [BRB]
      6.4531%.............  12/31/19  $      500  $     393,125
                                                  -------------
                                                      2,152,500
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $6,543,410).................                  6,793,125
                                                  -------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 1.0%
CANADA
    Canadian Government
      8.75%
      (COST $2,737,528)...  12/01/05       3,500      2,758,849
                                                  -------------
                                         PAR
                                        (000)
                                      ----------
COMMERCIAL PAPER -- 5.4%
    Caisse D'Amortissement
      5.35%...............  08/19/96  $    5,300      5,260,762
    Commonwealth Bank of
      Australia
      5.27%...............  07/23/96         500        497,531
    Dupont, (E.I.)
      DeNemours & Co.
      5.34%...............  07/24/96       1,400      1,395,224
    Emerson Electric Co.
      5.30%...............  07/02/96       2,100      2,099,691
    General Electric
      Capital Corp.
      5.29%...............  09/16/96         700        691,693
    Hewlett-Packard Co.
      5.24%...............  08/29/96         500        495,402
    Southwestern Public
      Utilities
      5.42%...............  07/22/96       3,600      3,588,618
    Unilever Capital Corp.
      5.25%...............  07/25/96       1,600      1,594,352
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $15,625,514)................                 15,623,273
                                                  -------------
OPTIONS -- (0.1%)
    Written CME Put Option
      on Eurodollar
      Futures,
      Strike Price $93.00,
      Expire 03/17/97...............      62,000        (15,500)
    Written CME Put Option
      on Eurodollar Futures,
      Strike Price $93.50,
      Expire 06/16/97...............     200,000       (185,000)

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                      ----------  -------------
    CME Put Option on
      Eurodollar Futures,
      Strike Price $91.75,
      Expire 12/16/96...............  $  100,000  $       2,500
                                                  -------------
TOTAL OPTIONS
  (COST ($238,031)).................                   (198,000)
                                                  -------------
                                        SHARES
                                      ----------
SHORT TERM INVESTMENTS -- 1.4%
    Temporary Investment
      Cash Fund.....................   1,966,010      1,966,010
    Temporary Investment Fund.......   1,966,009      1,966,009
                                                  -------------
      (COST $3,932,019).............                  3,932,019
                                                  -------------
TOTAL INVESTMENTS -- 138.9%
  (COST $396,901,349)...............                399,430,263
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (38.9%).................               (111,784,932)
                                                  -------------
NET ASSETS -- 100.0%................              $ 287,645,331
                                                  =============

Foreign currency exchange contracts outstanding at June 30, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                       UNREALIZED
                   COVERED        EXCHANGE       EXPIRATION      APPRECIATION
TYPE             BY CONTRACT        RATE            MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Sell     CAN     $2,196,193         1.3660          05/97          $ (16,115)
Buy      DEM        492,514         1.5021          12/96               (978)
Buy      DEM      2,521,014         1.5014          12/96             (5,011)
Buy      DEM      4,742,424         1.4984          01/97             (9,255)
Sell     DEM      2,656,735         1.4247          12/96            140,732
Sell     DEM        525,706         1.4073          12/96             34,171
Sell     DEM      4,966,105         1.4309          01/97            232,937
                                                                   ---------
                                                                   $ 376,481
                                                                   =========

# Securities with an aggregate market value of $1,634,306 have been segregated with the custodian to cover margin requirements for the following open future contracts at June 30, 1996:

                                                   UNREALIZED
                                                  APPRECIATION
               TYPE                 CONTRACTS    (DEPRECIATION)
----------------------------------------------------------------
U.S. Treasury 5 Year Note (09/96)       50          $ 15,625
U.S. Treasury 10 Year Note (09/96)     456           401,625
U.S. Treasury 30 Year Bond (09/96)     129            68,531
Eurodollar (03/97)                     200            (5,000)
                                                 --------------
                                                    $480,781
                                                 =============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 69.1%
AEROSPACE -- 3.1%
    Boeing Co. .......................    20,000  $  1,742,500
    General Motors Corp. Cl-H.........    20,000     1,202,500
    Lockheed Martin Corp. ............    20,000     1,680,000
    Northrop Grumman Corp. ...........    39,000     2,656,875
                                                  ------------
                                                     7,281,875
                                                  ------------
AIRLINES -- 0.4%
    KLM Royal Dutch Airlines..........    30,000       952,500
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Chrysler Corp. ...................    20,000     1,240,000
    Ford Motor Co. ...................    30,000       971,250
                                                  ------------
                                                     2,211,250
                                                  ------------
AUTOMOTIVE PARTS -- 1.3%
    Borg Warner Automotive, Inc. .....    50,000     1,975,000
    Eaton Corp. ......................    20,000     1,172,500
                                                  ------------
                                                     3,147,500
                                                  ------------
BEVERAGES -- 1.2%
    Anheuser-Busch Companies, Inc. ...    25,000     1,875,000
    Coors (Adolph) Co. Cl-B...........    50,000       893,750
                                                  ------------
                                                     2,768,750
                                                  ------------
CHEMICALS -- 4.8%
    Agrium, Inc. .....................   210,000     2,752,969
    Air Products & Chemicals, Inc. ...    25,000     1,443,750
    Arco Chemical Co. ................    20,000     1,040,000
    General Chemical Group, Inc. .....    60,000     1,215,000
    Lawter International, Inc. .......   100,000     1,250,000
    Olin Corp. .......................    40,000     3,570,000
                                                  ------------
                                                    11,271,719
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.8%
    Reynolds & Reynolds Co. Cl-A......    35,000     1,863,750
                                                  ------------
COMPUTER HARDWARE -- 0.8%
    International Business
      Machines Corp. .................    20,000     1,980,000
                                                  ------------
CONSTRUCTION -- 1.2%
    Fluor Corp. ......................    24,000     1,569,000
    Foster Wheeler Corp. .............    30,000     1,346,250
                                                  ------------
                                                     2,915,250
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.8%
    Jostens, Inc. ....................    30,000       592,500
    Whitman Corp. ....................    50,000     1,206,250
                                                  ------------
                                                     1,798,750
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Emerson Electric Co. .............    25,000     2,259,375
    General Electric Co. .............    37,000     3,200,500
    Honeywell, Inc. ..................    30,000     1,635,000
    Polaroid Corp. ...................    30,000     1,368,750
                                                  ------------
                                                     8,463,625
                                                  ------------
                                        SHARES       VALUE
                                       ---------  ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Time Warner, Inc. ................    25,000  $    981,250
    Walt Disney Co. ..................    20,000     1,257,500
                                                  ------------
                                                     2,238,750
                                                  ------------

FINANCIAL-BANK & TRUST -- 3.7%
    Bank of New York Co., Inc. .......    20,000     1,025,000
    BankAmerica Corp. ................    20,000     1,515,000
    Chase Manhattan Corp. ............    31,200     2,203,500
    First Chicago NBD Corp. ..........    56,200     2,198,825
    Mellon Bank Corp. ................    30,000     1,710,000
                                                  ------------
                                                     8,652,325
                                                  ------------
FINANCIAL SERVICES -- 3.6%
    American Express Co. .............    20,000       892,500
    Associates First Capital Corp.*...   100,000     3,762,500
    Beneficial Corp. .................    35,000     1,964,375
    H & R Block, Inc. ................    60,000     1,957,500
                                                  ------------
                                                     8,576,875
                                                  ------------
FOOD -- 2.2%
    General Mills, Inc. ..............    25,000     1,362,500
    Heinz, (H.J.) Co. ................    33,000     1,002,375
    Philip Morris Companies, Inc. ....    20,000     2,080,000
    Quaker Oats Co. ..................    20,000       682,500
                                                  ------------
                                                     5,127,375
                                                  ------------
HOTELS & MOTELS -- 1.3%
    Hilton Hotels Corp. ..............    28,000     3,150,000
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.7%
    Albany International Corp. Cl-A...    80,000     1,810,000
    Allied-Signal, Inc. ..............    40,000     2,285,000
                                                  ------------
                                                     4,095,000
                                                  ------------
INSURANCE -- 5.6%
    Allmerica Financial Corp. ........    60,000     1,785,000
    Allmerica Property & Casualty
      Companies, Inc. ................    80,000     2,160,000
    American States Financial
      Corp.*..........................   125,800     2,704,700
    Ohio Casualty Corp. ..............    50,000     1,737,500
    Travelers-Aetna Property Casualty
      Corp. Cl-A*.....................   167,500     4,752,812
                                                  ------------
                                                    13,140,012
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Becton Dickinson & Co.............    30,000     2,407,500
    Novo Industries AS [ADR]..........    20,000       715,000
                                                  ------------
                                                     3,122,500
                                                  ------------
METALS & MINING -- 0.4%
    Newmont Mining Corp. .............    20,994     1,036,579
                                                  ------------
OFFICE EQUIPMENT -- 1.0%
    Xerox Corp. ......................    45,000     2,407,500
                                                  ------------
OIL & GAS -- 10.1%
    Amoco Corp. ......................    15,000     1,085,625
    Atlantic Richfield Co. ...........     8,000       948,000

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
    Baker Hughes, Inc. ...............    52,500  $  1,725,938
    Burlington Resources, Inc. .......    60,000     2,572,500
    Chevron Corp. ....................    20,000     1,180,000
    Dresser Industries, Inc. .........    70,000     2,065,000
    Exxon Corp. ......................    12,000     1,042,500
    Halliburton Co. ..................    35,000     1,942,500
    Mobil Corp. ......................    12,000     1,345,500
    Parker & Parsley Petroleum Co. ...    20,000       555,000
    Schlumberger Ltd. ................    11,000       926,750
    Sonat, Inc. ......................    27,000     1,215,000
    Tenneco, Inc. ....................    32,500     1,661,562
    Union Pacific Resources Group,
      Inc. ...........................   100,000     2,675,000
    Unocal Corp. .....................    40,000     1,350,000
    USX Marathon Group................    80,000     1,610,000
                                                  ------------
                                                    23,900,875
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Champion International Corp. .....    20,000       835,000
                                                  ------------
PERSONAL SERVICES -- 0.8%
    Service Corp. ....................    32,000     1,840,000
                                                  ------------
PHARMACEUTICALS -- 3.1%
    American Home Products Corp. .....    30,000     1,803,750
    Glaxo Wellcome PLC [ADR]..........   100,000     2,675,000
    Pfizer, Inc. .....................    15,000     1,070,625
    Pharmacia & Upjohn, Inc. .........    40,000     1,775,000
                                                  ------------
                                                     7,324,375
                                                  ------------
PRINTING & PUBLISHING -- 1.0%
    Belo, (A.H.) Corp. Cl-A...........    25,000       931,250
    R.R. Donnelley & Sons Co. ........    40,000     1,395,000
                                                  ------------
                                                     2,326,250
                                                  ------------
RAILROADS -- 2.2%
    Conrail, Inc. ....................    25,000     1,659,375
    Kansas City Southern
      Industries, Inc. ...............    40,000     1,715,000
    Union Pacific Corp. ..............    25,000     1,746,875
                                                  ------------
                                                     5,121,250
                                                  ------------
REAL ESTATE -- 1.0%
    Patriot American Hospitality,
      Inc. ...........................    80,000     2,370,000
                                                  ------------
RETAIL & MERCHANDISING -- 2.9%
    Dayton-Hudson Corp. ..............    20,000     2,062,500
    J.C. Penney Co., Inc. ............    40,000     2,100,000
    May Department Stores Co. ........    35,000     1,531,250
    Nordstrom, Inc. ..................    20,000       890,000
    Payless Shoesource, Inc.*.........     5,600       177,800
                                                  ------------
                                                     6,761,550
                                                  ------------
SEMI-CONDUCTORS -- 0.6%
    Intel Corp. ......................    20,000     1,468,750
                                                  ------------
TELECOMMUNICATIONS -- 5.8%
    AT&T Corp. .......................    40,000     2,480,000
    Bell Atlantic Corp. ..............    15,000       956,250
    GTE Corp. ........................    30,000     1,342,500
    Lucent Technologies, Inc. ........   100,000     3,787,500
                                        SHARES       VALUE
                                       ---------  ------------
    NYNEX Corp. ......................    25,000  $  1,187,500
    SBC Communications, Inc. .........    30,000     1,477,500
    U.S. West, Inc. ..................    80,000     2,550,000
                                                  ------------
                                                    13,781,250
                                                  ------------
TRANSPORTATION -- 0.1%
    Overseas Shipholding Group,
      Inc. ...........................    17,000       308,125
                                                  ------------
UTILITIES -- 0.4%
    IES Industries, Inc. .............    30,000       896,250
                                                  ------------
TOTAL COMMON STOCK
  (COST $138,233,124).................             163,135,560
                                                  ------------
PREFERRED STOCK -- 0.4%
METALS & MINING
    Amax Gold, Inc. Cl-B*
    (COST $996,575)...................    20,000     1,025,000
                                                  ------------

                                           PAR
                               MATURITY   (000)
                               --------  -------
CORPORATE OBLIGATIONS -- 13.5%
AIRLINES -- 0.2%
    Delta Air Lines, Inc.
      9.30%..................  01/02/11  $   500       557,337
                                                  ------------
BROADCASTING -- 2.6%
    Allbritton Communications
      Co. Sr. Sub. Debs.
      11.50%.................  08/15/04    1,000     1,018,750
    Benedek Broadcast Corp.
      Sr. Notes
      11.875%................  03/01/05    1,000     1,058,750
    Granite Broadcasting
      Corp. Sr. Sub. Notes
      10.375%................  05/15/05    1,000       976,250
    Lenfest Communications
      Sr. Sub. Notes 144A
      10.50%.................  06/15/06    1,000     1,006,250
    SCI Television, Inc. Sr.
      Notes
      11.00%.................  06/30/05    1,000     1,045,000
    SFX Broadcasting Sr. Sub.
      Notes 144A
      10.75%.................  05/15/06    1,000       997,500
                                                  ------------
                                                     6,102,500
                                                  ------------
BUILDING MATERIALS -- 0.6%
    USG Corp. Debs.
      8.75%..................  03/01/17    1,517     1,460,113
                                                  ------------
CHEMICALS -- 0.2%
    Rexene Corp. Sr. Notes
      11.75%.................  12/01/04      500       520,625
                                                  ------------
ENTERTAINMENT & LEISURE
  -- 0.9%
    Trump Atlantic City First
      Mtge.
      11.25%.................  05/01/06    1,000     1,007,500

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
    United Artists Sr. Notes
      11.50%.................  05/01/02  $ 1,000  $  1,055,000
                                                  ------------
                                                     2,062,500
                                                  ------------
FINANCIAL SERVICES -- 0.8%
    Donaldson Lufkin &
      Jenrette, Inc.
      5.625%.................  02/15/16    1,000       951,250
    General Motors Acceptance
      Corp. Notes
      7.125%.................  06/01/99      500       506,250
    Tembec Finance Corp. Sr.
      Notes
      9.875%.................  09/30/05      500       465,000
                                                  ------------
                                                     1,922,500
                                                  ------------
HEALTHCARE SERVICES -- 0.4%
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      10.125%................  03/01/05      900       951,750
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.4%
    Noble Drilling Corp.
      9.125%.................  07/01/06    1,000     1,002,500
                                                  ------------
METALS & MINING -- 0.4%
    Freeport-McMoran Resource
      Sr. Sub. Notes
      8.75%..................  02/15/04    1,000     1,008,750
                                                  ------------
OIL & GAS -- 0.2%
    Transtexas Gas Corp. Sr.
      Notes
      11.50%.................  06/15/02      500       501,250
                                                  ------------
PAPER & FOREST PRODUCTS
  -- 0.7%
    Repap New Brunswick Sr.
      Notes
      10.625%................  04/15/05      500       468,750
    S.D. Warren Co. Sr. Sub.
      Notes
      12.00%.................  12/15/04    1,000     1,060,000
                                                  ------------
                                                     1,528,750
                                                  ------------
RETAIL & MERCHANDISING -- 0.4%
    Revco D.S., Inc. Sr.
      Notes
      9.125%.................  01/15/00      910       944,125
                                                  ------------
TELECOMMUNICATIONS -- 5.1%
    Arch Communications Group
      Sr. Disc. Notes [STEP]
      10.875%................  03/15/08    1,000       528,750
    Cablevision Industries
      Debs. Cl-B
      9.25%..................  04/01/08    1,500     1,518,750
    Centennial Cellular Sr.
      Notes
      8.875%.................  11/01/01    1,000       931,250
    Comcast U.K. Cable [STEP]
      4.59%..................  11/15/07    1,000       582,500
                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
    Continental Cablevision
      Sr. Sub. Debs.
      11.00%.................  06/01/07  $ 1,500  $  1,696,875
    International Cabletel,
      Inc. Sr. Notes [STEP]
      5.63%..................  02/01/06    2,000     1,122,500
    Jones Intercable Sr. Sub.
      Debs.
      10.50%.................  03/01/08      250       260,937
    Marcus Cable Co. Sr.
      Disc. Notes [STEP]
      5.24%..................  12/15/05      900       558,000
    MFS Communications Co.,
      Inc. Sr. Disc. Notes
      [STEP]
      4.28%..................  01/15/06    1,500       915,000
    Rogers Cantel, Inc. Debs.
      9.375%.................  06/01/08    1,000       981,250
    UIH Australia Pacific Sr.
      Disc. Notes [STEP] 144A
      6.88%..................  05/15/06    1,000       535,000
    Vanguard Cellular Systems
      Debs.
      9.375%.................  04/15/06    1,000       977,500
    Viacom, Inc. Sub. Debs.
      8.00%..................  07/07/06    1,500     1,383,750
                                                  ------------
                                                    11,992,062
                                                  ------------
TRANSPORTATION -- 0.2%
    Teekay Shipping Corp.
      First Mtge.
      8.32%..................  02/01/08      500       470,000
                                                  ------------
UTILITIES -- 0.4%
    Long Island
      Lighting Debs.
      9.00%..................  11/01/22    1,000       917,500
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $32,780,576)...................             31,942,262
                                                  ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 5.2%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 4.5%
      7.50%..................  07/01/09      718       722,205
      6.50%..................  06/01/10      892       863,463
      6.50%..................  10/01/10    1,879     1,818,623
      6.50%..................  11/01/10    1,901     1,840,154
      6.50%..................  04/01/11    2,980     2,884,737
      7.00%..................  04/01/24      946       911,081
      7.00%..................  07/01/24      841       810,256
      8.00%..................  12/01/24      825       832,552
                                                  ------------
                                                    10,683,071
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOC. -- 0.7%
      7.50%..................  10/15/23    1,689     1,665,332
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $12,331,509)...................             12,348,403
                                                  ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
U.S. TREASURY NOTES -- 5.4%
      5.375%.................  11/30/97  $ 3,000  $  2,977,140
      5.50%..................  12/31/00    2,000     1,929,060
      6.50%..................  05/15/05    8,000     7,898,639
                                                  ------------
TOTAL U.S. TREASURY NOTES
  (COST $13,245,741)...................             12,804,839
                                                  ------------
COMMERCIAL PAPER -- 5.6%
    American Express Credit
      Corp.
      5.4541%................  07/02/96    2,600     2,600,000
    Chevron Oil Finance Co.
      5.2576%................  07/01/96    2,487     2,487,000
    Ford Motor Credit Co.
      5.327%.................  07/05/96    3,831     3,831,000
    Hertz Corp.
      5.3571%................  07/03/96    4,330     4,330,000
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $13,248,000)...................             13,248,000
                                                  ------------

                                        SHARES       VALUE
                                       ---------  ------------
SHORT TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash Fund.... 1,068,560  $  1,068,560
    Temporary Investment Fund......... 1,068,560     1,068,560
                                                  ------------
      (COST $2,137,120)...............               2,137,120
                                                  ------------
TOTAL INVESTMENTS -- 100.2%
  (COST $212,972,645).................             236,641,184
LIABILITES IN EXCESS OF
  OTHER ASSETS -- (0.2%)..............                (501,652)
                                                  ------------
NET ASSETS -- 100.0%..................            $236,139,532
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 86.7%
AEROSPACE -- 0.7%
    Remec, Inc.*...................     60,800    $  1,079,200
                                                  ------------
BROADCASTING -- 0.5%
    SFX Broadcasting, Inc. Cl-A*...     18,700         729,300
                                                  ------------
BUSINESS SERVICES -- 1.4%
    Caribiner International,
      Inc.*........................     31,900       1,024,787
    Whittman-Hart, Inc.*...........     29,285       1,054,260
                                                  ------------
                                                     2,079,047
                                                  ------------
COMPUTER SERVICES &
  SOFTWARE -- 17.3%
    Avant Corp.*...................     70,300       1,634,475
    Broadvision, Inc.*.............     51,300         359,100
    Check Point Software
      Technologies Ltd.............      8,550         205,200
    Computervision Corp.*..........     87,000         870,000
    CSG Systems International,
      Inc.*........................     27,750         721,500
    Cybercash, Inc.*...............      9,150         500,962
    Dendrite International,
      Inc.*........................     60,300       2,080,350
    Farallon Communications*.......     31,050         457,987
    Geoworks*......................     39,150       1,389,825
    GT Interactive Software
      Corp.*.......................     15,350         257,112
    HCIA, Inc.*....................     34,500       2,173,500
    HPR, Inc.*.....................     76,525       1,626,156
    Integrated Systems, Inc.*......     26,055       1,043,828
    Network General Corp.*.........    121,000       2,601,500
    Parametric Technology Corp.*...     28,000       1,214,500
    PRI Automation, Inc.*..........     55,800       1,701,900
    Project Software & Development,
      Inc.*........................     33,175       1,555,078
    Ross Systems, Inc.*............    175,825       1,010,994
    Scopus Technology, Inc.*.......     68,200       1,057,100
    Siebel Systems, Inc. ..........      2,675          82,256
    Sterling Commerce, Inc.*.......     29,075       1,079,409
    Synopsys, Inc.*................     25,000         993,750
    Verity, Inc.*..................     26,425         759,719
    7th Level, Inc.*...............     18,000         231,750
                                                  ------------
                                                    25,607,951
                                                  ------------
COMPUTER HARDWARE -- 4.1%
    Filenet Corp.*.................     32,500       1,186,250
    Gandalf Technologies, Inc.*....    174,900       1,399,200
    Mylex Corp.*...................     53,725         953,619
    PC Docs Group International,
      Inc.*........................     45,000         894,375
    Radisys Corp.*.................     46,900       1,594,600
                                                  ------------
                                                     6,028,044
                                                  ------------
CONSUMER PRODUCTS &
  SERVICES -- 5.2%
    Authentic Fitness Corp. .......     40,000         745,000
    Empire of Carolina, Inc. ......     47,375         568,500
    Nautica Enterprises, Inc.*.....     60,000       1,725,000
    Protection One, Inc. ..........    120,750       1,977,281
    Quicksilver, Inc.*.............     31,000         930,000
    Warnaco Group, Inc. Cl-A.......     70,000       1,802,500
                                                  ------------
                                                     7,748,281
                                                  ------------

                                      SHARES         VALUE
                                     ---------    ------------
ELECTRONIC COMPONENTS & EQUIPMENT
   -- 4.7%
    Berg Electronics Corp.*........     48,250    $  1,145,937
    Fore Systems, Inc.*............     56,000       2,023,000
    Mentor Graphics Corp.*.........     49,500         804,375
    Plantronics, Inc.*.............      7,000         257,250
    Sanmina Corp.*.................     33,850         913,950
    Sawtek, Inc.*..................     51,925       1,791,413
                                                  ------------
                                                     6,935,925
                                                  ------------
ENTERTAINMENT & LEISURE -- 3.2%
    Anchor Gaming..................     40,900       2,464,225
    Golf Enterprises, Inc.*........     30,000         352,500
    Trump Hotels & Casino Resorts,
      Inc. ........................     65,725       1,873,163
                                                  ------------
                                                     4,689,888
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.7%
    United Waste Systems, Inc.*....     80,000       2,580,000
                                                  ------------
FINANCIAL-BANK & TRUST -- 0.9%
    Banco Latinoamericano de
      Exportaciones SA Cl-E........     24,000       1,350,000
                                                  ------------
FINANCIAL SERVICES -- 3.0%
    Credit Acceptance Corp.*.......     20,075         421,575
    First USA Paymentech, Inc. ....     22,900         916,000
    Jayhawk Acceptance Corp.*......     68,025         926,841
    Olympic Financial Ltd.*........     95,000       2,185,000
                                                  ------------
                                                     4,449,416
                                                  ------------
HEALTHCARE SERVICES -- 4.2%
    Multicare Companies, Inc.*.....     74,000       1,406,000
    Omnicare, Inc. ................     93,800       2,485,700
    Orthodontic Centers of America,
      Inc.*........................     52,000       1,378,000
    Sunrise Assisted Living,
      Inc.*........................     39,900         957,600
                                                  ------------
                                                     6,227,300
                                                  ------------
HOTELS & MOTELS -- 1.1%
    Doubletree Corp. ..............     45,000       1,597,500
                                                  ------------
INDUSTRIAL PRODUCTS -- 2.2%
    Harsco Corp. ..................     35,000       2,353,750
    Strategic Distribution,
      Inc.*........................    115,825         912,122
                                                  ------------
                                                     3,265,872
                                                  ------------
INSURANCE -- 1.2%
    Executive Risk, Inc. ..........     22,800         872,100
    Reliastar Financial Corp. .....     20,000         862,500
                                                  ------------
                                                     1,734,600
                                                  ------------
MACHINERY & EQUIPMENT -- 0.7%
    Asyst Technologies, Inc.*......     53,200         997,500
                                                  ------------
MEDICAL SUPPLIES &
  EQUIPMENT -- 5.1%
    Express Scripts, Inc. Cl-A*....     13,275         610,650
    Gulf South Medical Supply,
      Inc.*........................     45,000       1,755,000
    Heartport, Inc.*...............     21,225         642,056
    Henry Schein, Inc.*............     60,725       2,322,731
    Sano Corp.*....................     13,450         208,475
    Sola International, Inc.*......     33,000         948,750

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
    Ventritex, Inc.*...............     45,350    $    776,619
    Visible Genetics, Inc.*........     25,925         252,769
                                                  ------------
                                                     7,517,050
                                                  ------------
OFFICE EQUIPMENT -- 1.0%
    US Office Products Co. ........     33,500       1,407,000
                                                  ------------
OIL & GAS -- 1.3%
    Falcon Drilling Co., Inc.*.....     50,000       1,356,250
    Seitel, Inc.*..................     18,700         511,913
                                                  ------------
                                                     1,868,163
                                                  ------------
PERSONAL SERVICES -- 0.6%
    Sylvan Learning Systems,
      Inc.*........................     24,625         929,594
                                                  ------------
PHARMACEUTICALS -- 7.1%
    Cardinal Health, Inc. .........      5,925         427,341
    Genelabs Technologies, Inc.*...    271,000       1,761,500
    NeXstar Pharmaceuticals,
      Inc. ........................     25,250         561,813
    Paraxel International Corp.*...     36,400       1,756,300
    Pharmaceutical Product
      Development, Inc.*...........     16,200         542,700
    Pharmaceutical Resources,
      Inc.*........................     35,900         179,500
    Sequus Pharmaceuticals,
      Inc.*........................    102,450       2,037,795
    Watson Pharmaceuticals,
      Inc.*........................     85,000       3,219,375
                                                  ------------
                                                    10,486,324
                                                  ------------
PRINTING & PUBLISHING -- 0.7%
    World Color Press, Inc.*.......     41,900       1,063,213
                                                  ------------
RETAIL & MERCHANDISING -- 6.1%
    Consolidated Stores Corp.*.....     26,175         961,931
    Corporate Express, Inc.*.......     31,000       1,240,000
    Insight Enterprises, Inc. .....     43,000         999,750
    Kenneth Cole Productions,
      Inc. Cl-A*...................     65,100       1,285,725
    Officemax, Inc.*...............     21,840         521,430
    Proffitt's, Inc. ..............     37,975       1,348,113
    The Sports Authority, Inc.*....     19,200         628,800
    Williams-Sonoma, Inc.*.........     40,000         945,000
    Wolverine World Wide, Inc. ....     35,325       1,148,063
                                                  ------------
                                                     9,078,812
                                                  ------------
SEMI-CONDUCTORS -- 1.5%
    Speedfam International,
      Inc. ........................     65,250       1,060,313
    Vitesse Semiconductor, Inc.*...     46,900       1,125,600
                                                  ------------
                                                     2,185,913
                                                  ------------
TELECOMMUNICATIONS -- 10.3%
    Arch Communications Group,
      Inc.*........................     45,000         838,125
    Ascend Communications, Inc.*...     14,700         826,875
                                      SHARES         VALUE
                                     ---------    ------------
    Cellular Communications
      International, Inc.*.........     25,000    $    843,750
    Digital Microwave Corp.*.......    124,700       2,073,137
    Inter-Tel, Inc.*...............     55,125       1,443,586
    Intermedia Communications of
      Florida, Inc.*...............     39,950       1,288,387
    Intervoice, Inc.*..............     53,225       1,057,847
    LCI International, Inc. .......     30,875         968,703
    Omnipoint Corp.*...............     14,000         364,874
    P-Com, Inc.*...................     78,600       2,475,900
    Periphonics Corp.*.............     30,000       1,020,000
    Trescom International, Inc.*...     20,550         205,500
    Winstar Communications,
      Inc.*........................     70,925       1,768,692
                                                  ------------
                                                    15,175,376
                                                  ------------
TRANSPORTATION -- 0.9%
    Celadon Group, Inc.*...........     14,150         109,663
    Mark VII, Inc.*................     36,425         733,053
    Rural Metro Corp.*.............     14,800         506,900
                                                  ------------
                                                     1,349,616
                                                  ------------
TOTAL COMMON STOCK
  (COST $102,998,858)..............                128,160,885
                                                  ------------
FOREIGN STOCK -- 6.0%
BROADCASTING -- 1.0%
    Flextech PLC -- (UK)*..........    187,000       1,466,769
                                                  ------------
BUILDING MATERIALS -- 1.1%
    Hunter Douglas NV -- (NETH)....     23,356       1,596,160
                                                  ------------
CONTAINERS & PACKAGING -- 0.6%
    Hoya Corp. -- (JPN)............     25,000         809,180
                                                  ------------
RESTAURANTS -- 0.9%
    J.D. Wetherspoon PLC -- (UK)...     89,533       1,397,584
                                                  ------------
RETAIL & MERCHANDISING -- 1.1%
    Next PLC -- (UK)...............    190,000       1,661,464
                                                  ------------
TRANSPORTATION -- 1.3%
    IHC Caland NV -- (NETH)........     40,000       1,971,021
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $6,917,480)................                  8,902,178
                                                  ------------

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              ---------  ------   ------------
COMMERCIAL PAPER -- 11.6%
    Amoco Corp.
      5.30%.................  07/01/96   $5,756   $  5,756,000
    Bell South
      Telecommunications
      5.35%.................  07/03/96    1,363      1,362,595
    Ford Motor Credit Co.
      5.31%.................  07/01/96    5,000      5,000,000
    Lubrizol Corp.
      5.40%.................  07/02/96    5,105      5,104,234
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $17,222,829)...................             17,222,829
                                                  ------------

                                                     VALUE
                                                  ------------
TOTAL INVESTMENTS -- 104.3%
  (COST $127,139,167)..................           $154,285,892
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (4.3%)...............             (6,369,619)
                                                  ------------
NET ASSETS -- 100.0%...................           $147,916,273
                                                  ============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
FOREIGN STOCK -- 96.8%
ARGENTINA -- 0.6%
    Banco de Galicia Buenos Aires
      SA [ADR]......................     4,980   $    128,858
    Banco Frances del Rio de la
      Plata SA [ADR]................     4,243        121,986
    Buenos Aires Embotelladora
      SA [ADR]......................     1,535         20,339
    Compania Naviera Perez Companc
      S.A.C.F.I.M.F.A...............    49,186        325,857
    Enron Global Power & Pipelines
      LLC...........................     1,356         32,883
    Sociedad Comercial del Plata
      [ADR]*........................     1,640         52,283
    Sociedad Comercial del Plata
      SA*...........................    14,380         45,153
    Telecom Argentina Stet SA Cl-B
      [ADR].........................       941         44,109
    Telecom Argentina Stet-Fran Tel
      SA Cl-B.......................    10,450         49,220
    Telefonica de Argentina SA*.....     2,610         76,995
    Telefonica de Argentina SA Cl-B
      [ADR].........................    20,200        598,425
    Transportadora de Gas del Sur SA
      Cl-B [ADR]....................     2,632         32,242
    YPF SA*.........................     3,550         81,650
    YPF SA [ADR]....................    16,340        367,650
                                                 ------------
                                                    1,977,650
                                                 ------------
AUSTRALIA -- 1.7%
    Amcor Ltd.......................    45,000        305,942
    Australian Gas Light Co. Ltd....   124,945        519,499
    Broken Hill Proprietary Co.
      Ltd...........................    50,747        700,798
    Burns Philip & Co. Ltd..........    71,000        133,931
    Coca-Cola Amatil Ltd............    30,251        335,964
    Fletcher Challange Forest
      Ltd...........................     1,702          2,073
    Howard Smith Ltd................    50,929        316,230
    Lend Lease Corp. Ltd............    14,486        222,021
    National Australia Bank Ltd.....    34,000        313,998
    News Corp. Ltd..................    60,228        341,306
    Publishing & Broadcasting
      Ltd...........................    64,300        283,015
    Sydney Harbour Casino Holdings
      Ltd.*.........................   182,000        251,765
    Tabcorp Holdings Ltd............    86,000        388,666
    TNT Ltd.........................    99,000        111,271
    Westpac Banking Corp. Ltd.......    71,000        314,179
    WMC Ltd.........................    42,377        303,097
    Woodside Petroleum Ltd..........    63,000        378,307
                                                 ------------
                                                    5,222,062
                                                 ------------
AUSTRIA -- 0.1%
    Creditanstalt-Bankverein........     1,600         81,144
    Energie Versorgung
      Niederoesterreich AG..........       624         86,334
    Flughafen Wien AG...............     1,581        108,706
                                                 ------------
                                                      276,184
                                                 ------------

                                       SHARES       VALUE
                                      --------   ------------
BELGIUM -- 0.9%
    Generale de Banque SA...........     2,140   $    743,768
    Kredietbank NV..................     5,200      1,557,175
    U.C.B. SA.......................       306        573,078
                                                 ------------
                                                    2,874,021
                                                 ------------
BRAZIL -- 2.7%
    Brazil Fund, Inc.**.............    29,290        699,299
    Centrais Electrobras SA [ADR]...    44,628        617,830
    Cesp-Cia Energetica de
      Sao Paolo [ADS]*..............     5,020         50,009
    Companhia Energetica de Minas
      Geras [ADR]...................    44,868      1,273,578
    Lojas Americanas SA [ADR]*......    23,000        454,710
    Pao de Acucar [ADR]*............     5,160         84,283
    Telecomunicacoes Brasileiras
      SA [ADR]......................    55,389      3,856,459
    Telecomunicacoes Brasileiras
      SA [ADR] 144A.................       217         15,518
    Uniao Siderurgicas de Minas
      Gerais SA [ADS]...............    52,190        458,015
    Usinas Siderurgicas de Minas
      Gerais SA [ADR]*..............    44,000        586,224
    Usinas Siderurgicas de Minas
      Gerais SA [ADR] 144A..........    11,100        120,502
                                                 ------------
                                                    8,216,427
                                                 ------------
CANADA -- 0.3%
    Alcan Aluminum Ltd. ............    21,890        663,916
    Royal Bank of Canada............     7,140        170,785
                                                 ------------
                                                      834,701
                                                 ------------
CHILE -- 0.7%
    A.F.P. Provida SA [ADR].........     1,152         28,656
    Chilectra Metropolitana SA
      [ADR].........................     4,136        227,575
    Chilgener SA [ADR]..............     6,371        152,904
    Cia de Telecomunicaciones de
      Chile SA [ADR]................     2,390        234,519
    Compania Cervecerias Unidas SA
      [ADR].........................     3,628         85,258
    Empresa Nacional Electridad SA
      [ADR].........................    14,096        303,064
    Enersis SA [ADR]................     8,471        262,601
    Five Arrows Chile Fund Ltd.**...    89,390        261,019
    Five Arrows Chile Investment
      Trust**.......................    29,340         85,673
    Genesis Chile Fund**............     9,350        388,025
    The Chile Fund**................     9,294        227,703
                                                 ------------
                                                    2,256,997
                                                 ------------
CHINA -- 0.3%
    Huaneng Power International,
      Inc. [ADR]*...................    51,000        911,625
                                                 ------------
CZECH REPUBLIC -- 0.1%
    SPT Telecom AS*.................     1,360        166,107
                                                 ------------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
DENMARK -- 0.2%
    Den Danske Bank.................     4,350   $    291,812
    Teledanmark AS Cl-B.............     2,030        101,743
    Unidanmark AS Cl-A..............     4,250        197,324
                                                 ------------
                                                      590,879
                                                 ------------
FINLAND -- 0.1%
    Nokia AB Cl-A...................    10,224        377,685
                                                 ------------
FRANCE -- 8.4%
    Accor SA........................     4,320        604,889
    Alcatel Alsthom.................     2,720        237,506
    Assurances Generales de
      France........................     7,533        204,216
    AXA SA..........................     1,900        104,051
    Canal Plus*.....................     2,600        636,588
    Carrefour Supermarch Rights*....     2,565        709,327
    Carrefour Supermarch SA.........     3,265      1,831,209
    Castorama Duois Investisse......     2,446        482,341
    Charguers.......................     2,331        652,776
    Cie de Gaz Petrole Warrants*....       217          4,600
    Compagnie de Saint Gobain.......     9,730      1,303,742
    Compagnie Generale des Eaux.....    30,080      3,363,606
    Credit Local de France Ord. ....     3,660        298,232
    Credit Local de France
      Reg'd. .......................     1,928        157,289
    Ecco SA.........................     4,864      1,224,963
    Elf Aquitaine SA................    13,570        999,125
    GTM Entrepose SA................     4,510        292,943
    Guilbert SA.....................     3,243        473,007
    Havas SA*.......................     2,940        240,707
    Hermes International............       362         95,743
    L'Oreal.........................     1,070        355,619
    Lapeyre SA......................     8,105        475,226
    Legrand SA......................     1,275        228,117
    Louis Vuitton Moet Hennessy.....     8,250      1,958,976
    Pinault Printemps Redoute SA....     6,423      2,249,630
    Primagaz Cie....................     3,462        384,435
    Promodes........................       790        227,992
    Rexel SA........................     2,025        559,995
    Sanofi SA.......................     4,057        304,387
    Schneider SA*...................    12,240        642,695
    Societe Generale................     2,050        225,647
    Societe Television Francaise....    15,610      1,785,006
    Sodexho SA......................     2,430      1,079,349
    Total SA Cl-B...................    17,630      1,309,024
                                                 ------------
                                                   25,702,958
                                                 ------------
GERMANY -- 4.2%
    Allianz AG Holding..............       534        929,215
    Altana AG.......................       216        168,044
    Bayer AG........................    52,880      1,862,241
    Bilfinger & Berger Bau AG.......       880        370,959
    Buderus AG......................       527        222,154
    Deutsche Bank AG................    14,120        669,507
    Fielmann AG Pfd. ...............     5,723        274,746
    Gehe AG.........................     3,980      2,706,379
    Hoechst AG......................     9,020        304,898
    Hornbach Baumarkt AG............     1,300         58,562
    Hornbach Holdings AG Pfd.*......     3,920        337,709
    Krones AG Hermann Kronseder
      Maschinenfabrik Pfd. .........       456        173,931
                                       SHARES       VALUE
                                      --------   ------------
    Mannesmann AG...................     1,410   $    485,887
    Praktiker Bau Und
      Heimwerkemaerkte..............     3,779         98,166
    Rhoen-Klinicum AG...............     5,760        746,232
    SAP AG..........................     2,110        311,102
    Schering AG.....................     6,391        463,795
    Siemens AG......................     8,830        473,728
    Veba AG.........................    29,195      1,553,252
    Veba AG Warrants*...............     1,220        346,600
    Volkswagen AG...................       619        230,609
    Volkswagen AG Warrants*.........       370         41,609
                                                 ------------
                                                   12,829,325
                                                 ------------
HONG KONG -- 5.1%
    Cathay Pacific Air*.............   322,000        590,711
    Dao Heng Bank Group Ltd. .......   200,000        772,560
    First Pacific Co. Ltd. ......... 1,138,954      1,750,992
    Guangdong Investment Ltd. ......   863,000        546,308
    Guangzhou Investment Co.
      Ltd. ......................... 2,962,000       746,192
    Guoco Group Ltd. ...............   248,000      1,182,249
    Hong Kong Land Holdings Ltd. ...   936,582      2,107,310
    Hopewell Holdings Ltd. ......... 2,512,000      1,363,013
    Hutchison Whampoa Ltd. .........   269,000      1,692,436
    New World Developing Co.
      Ltd. .........................   315,141      1,461,606
    Shanghai Petrochemical Co.
      Ltd. Cl-H..................... 1,660,000        471,804
    Swire Pacific Ltd. Cl-A.........   154,000      1,318,067
    Wharf Holdings Ltd. ............   392,000      1,402,803
    Yizheng Chemical Fibre Co.
      Ltd. Cl-H.....................   986,000        217,823
                                                 ------------
                                                   15,623,874
                                                 ------------
ITALY -- 2.0%
    Assicurazioni Generali..........    39,224        905,425
    Banca Fideuram SPA..............   312,340        677,138
    Danieli & Co. Warrants*.........       875            686
    Ente Nazionale Idrocarburi
      SPA...........................    63,000        314,506
    Finanziaria Autogrill SPA*......    36,752         42,166
    Industrie Natuzzi SPA [ADR].....     5,660        290,075
    Istituto Mobiliare Italiano
      SPA...........................    29,000        242,393
    Istituto Nazionale Delle
      Assicurazioni.................   106,480        158,879
    Italgas Ord. ...................    78,936        295,095
    La Rinascente SPA...............    22,800        163,400
    La Rinascente SPA Warrants*.....     1,140            929
    Mediolanum SPA*.................    28,440        283,211
    Rinascente Rights*..............    22,800              0
    Riunione Adriatica di Sicurta
      SPA...........................     2,651         27,429
    Sasib SPA.......................    39,177         78,027
    Stet di Risp....................    94,220        247,640
    Stet Societa' Finanziaria
      Telefonica SPA................   233,480        789,752
    Stet Warrants*..................     1,000         20,243
    Telecom Italia Mobile SPA.......   498,848      1,017,136
    Telecom Italia SPA..............   202,673        436,076
    Unicem SPA*.....................     8,642         63,204
                                                 ------------
                                                    6,053,410
                                                 ------------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
JAPAN -- 24.7%
    Advantest Corp. ................     6,400   $    254,549
    Alps Electric Co. Ltd. .........    50,000        608,028
    Amada Co. Ltd. .................   109,000      1,176,008
    Canon, Inc. ....................   127,000      2,647,527
    Citizen Watch Co. Ltd. .........    68,000        567,651
    Daifuku Co. Ltd. ...............    18,000        276,493
    Daiichi Pharma Co. Ltd. ........    98,000      1,514,309
    Dai Nippon Screen Mfg. Co.
      Ltd. .........................    88,000        785,298
    Daiwa House Industry Co.
      Ltd. .........................   124,000      1,927,402
    DDI Corp. ......................       144      1,258,700
    East Japan Railway Co. .........       310      1,629,789
    Fanuc Co. ......................    26,000      1,036,482
    Hitachi Ltd. ...................   165,000      1,538,813
    Hitachi Zosen Corp. ............   141,000        800,594
    Honda Motor Co. ................    11,000        285,636
    Inax............................    46,000        458,444
    Ishihara Sangyo Kaisha Ltd.*....    56,000        223,242
    Ito-Yokado Co. Ltd. ............    35,000      2,115,294
    Kao Corp.*......................    22,000        297,705
    Kawada Industries...............    14,000        125,318
    Kokuyo..........................    50,000      1,385,206
    Komatsu Ltd. ...................   135,000      1,333,090
    Komori Corp. ...................    40,000      1,024,047
    Kumagai Gumi Co. Ltd. ..........    88,000        354,028
    Kuraray Co. Ltd. ...............   103,000      1,158,362
    Kyocera Corp. ..................    41,000      2,905,276
    Makita Corp. ...................    67,000      1,090,427
    Matsushita Electric Industrial
      Co. ..........................   111,000      2,070,403
    Mauri Co. Ltd. .................    76,000      1,688,580
    Mitsubishi Electric Corp. ......    65,000        855,811
    Mitsubishi Heavy Industries
      Ltd. .........................   329,000      2,866,755
    Mitsubishi Paper Mills Ltd. ....    64,000        400,841
    Mitsui Fudosan..................   171,000      2,313,980
    Mitsui Petrochemical
      Industries....................    43,000        345,982
    Murata Manufacturing Co.
      Ltd. .........................    42,000      1,593,673
    National House Industrial.......    26,000        406,510
    NEC Corp. ......................   213,000      2,317,546
    Nippon Hodo.....................    22,000        374,143
    Nippon Steel Co. ...............   530,000      1,822,072
    Nippon Telegraph & Telephone
      Corp. ........................       142      1,054,256
    Nippondenso Co. Ltd. ...........   110,000      2,393,709
    Nomura Securities Co. Ltd. .....   109,000      2,132,760
    Pioneer Electronic Corp. .......    54,000      1,288,653
    Sangetsu Co. Ltd. ..............    11,000        294,688
    Sankyo Co. Ltd. ................    80,000      2,077,352
    Sega Enterprises................    15,700        734,973
    Sekisui Chemical Co. Ltd. ......   115,000      1,408,979
    Sekisui House Ltd. .............    84,000        960,044
    Seven Eleven Japan..............    12,000        766,938
    Sharp Corp. ....................   106,000      1,860,839
    Shin-Etsu Chemical Co. .........    65,450      1,256,697
    Sony Corp. .....................    29,400      1,938,137
    Sumitomo Corp. .................   164,000      1,460,510
    Sumitomo Electric Industries....   159,000      2,282,436
    Sumitomo Forestry Co. ..........    58,000        864,405
    TDK Corp. ......................    30,000      1,793,911
    Teijin Ltd. ....................   209,000      1,137,012
                                       SHARES       VALUE
                                      --------   ------------
    Tokio Marine & Fire Insurance
      Co. ..........................    47,000   $    627,412
    Tokyo Electron Ltd. ............    17,000        495,840
    Tokyo Steel Manufacturing.......    48,000        943,586
    Toppan Printing Co. Ltd. .......    79,000      1,155,710
    UNY Co. Ltd.*...................    15,000        297,614
    Yurtec Corp. ...................    21,000        370,577
                                                 ------------
                                                   75,431,052
                                                 ------------
KOREA -- 1.0%
    Choung Bank Co. Ltd. ...........    21,300        266,686
    Hanil Bank......................    11,000        125,898
    Hanil Securities Co.*...........    14,060        176,230
    Kookmin Bank....................    14,003        307,586
    Korea Electric Power Corp. .....    17,700        713,448
    Pohang Iron & Steel Co. Ltd. ...     6,030        502,784
    Samsung Electronics Co.*........     4,252        354,950
    Samsung Electronics Co. [GDR]...     9,049        225,216
    Samsung Fire and Marine
      Insurance*....................        95         67,738
    Seoul Bank*.....................    16,000        119,732
    Shinhan Bank*...................     4,370        101,533
    Yukong Ltd. ....................     7,755        229,051
                                                 ------------
                                                    3,190,852
                                                 ------------
MALAYSIA -- 3.4%
    Affin Holdings BHD..............   765,000      1,793,687
    Affin Holdings Warrants*........    86,600         83,650
    Berjaya Sports Toto BHD.........   225,000        743,988
    Commerce Asset Holdings BHD*....    91,000        554,389
    MBF Capital BHD.................   450,000        620,441
    Multi-Purpose Holdings BHD......   673,000      1,084,353
    Renong BHD*.....................    79,000         29,764
    Renong BHD Iculs*...............   582,000        928,401
    Renong BHD Warrants*............    49,375         22,560
    Tanjong PLC*....................   204,000        768,577
    Technology Resources Industry
      BHD*..........................   600,000      2,092,184
    United Engineers Ltd. ..........   234,000      1,622,525
                                                 ------------
                                                   10,344,519
                                                 ------------
MEXICO -- 1.8%
    Cementos de Mexico SA
      de CV [ADS]...................    65,090        453,026
    Cemex SA [ADS]..................    50,068        348,473
    Cemex SA Cl-B...................    67,925        268,078
    Cifra SA de CV Cl-B [ADR]*......   566,468        817,413
    Fomento Economico Mexicano SA
      Cl-B..........................    46,409        132,930
    Gruma SA Cl-B...................    86,348        400,055
    Grupo Embotelladoras
      de Mexico SA..................    63,023        111,804
    Grupo Embotelladoras de Mexico
      SA Cl-B.......................    10,080          5,322
    Grupo Financiero Banamex
      SA Cl-B*......................   114,200        238,168
    Grupo Financiero Banamex
      SA Cl-L.......................     4,184          7,953
    Grupo Financiero Bancomer
      Cl-B [GDR]*...................     2,330         20,539

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
    Grupo Financiero Bancomer
      SA Cl-L*......................     1,725   $        572
    Grupo Industrial Maseca SA
      de CV Cl-B....................   218,095        226,846
    Grupo Modelo SA Cl-C............    48,506        228,572
    Grupo Televisia SA [GDR]*.......    13,570        417,278
    Kimberly-Clark de Mexico
      SA Cl-A.......................    15,464        281,683
    Panamerica Beverages, Inc.
      [ADR].........................    10,270        459,583
    Telefonos de Mexico SA
      Cl-L [ADS]....................    30,454      1,020,209
                                                 ------------
                                                    5,438,504
                                                 ------------
NETHERLANDS -- 9.5%
    ABN AMRO Holdings NV............    26,893      1,445,063
    AKZO Nobel......................     1,902        228,169
    CSM NV..........................    35,474      1,702,219
    Elsevier NV.....................   358,462      5,446,217
    Fortis Amev NV..................    34,793        998,051
    Hagemeyer NV....................     5,152        367,503
    ING Groep NV....................    77,962      2,327,838
    Koninklijke Ahold NV............    16,640        902,915
    Koninklijke Nederland...........    11,749        445,231
    Nutricia Verenigde Bedrijven
      NV............................     5,090        538,948
    Otra NV*........................     6,490        149,620
    Polygram NV.....................    34,567      2,043,969
    Royal Dutch Petroleum Co. ......    33,876      5,238,290
    Unilever NV.....................    10,900      1,579,339
    Wolters Kluwer NV...............    49,737      5,657,303
                                                 ------------
                                                   29,070,675
                                                 ------------
NEW ZEALAND -- 0.6%
    Air New Zealand Ltd. ...........    57,000        181,915
    Carter Holt Harvey Ltd. ........   101,000        230,837
    Fernz Corp. Ltd. ...............    51,100        152,563
    Fletcher Challenge Building*....    18,250         35,698
    Fletcher Challenge Energy*......    18,250         40,333
    Fletcher Challenge Forest.......   160,952        199,947
    Fletcher Challenge Paper*.......    36,500         70,645
    Telecom Corp. of
      New Zealand Ltd. .............   197,000        827,481
                                                 ------------
                                                    1,739,419
                                                 ------------
NORWAY -- 1.3%
    Bergesen D.Y. AS Cl-A...........     5,170        107,541
    Norsk Hydro AS..................    46,840      2,295,052
    Orkla AS Cl-A...................    30,000      1,580,869
    Saga Petroleum AS Cl-B..........     8,260        111,998
                                                 ------------
                                                    4,095,460
                                                 ------------
PERU -- 0.0%
    Telefonica de Peru SA Cl-B*.....    26,690         53,675
                                                 ------------
PORTUGAL -- 0.5%
    Estabelecimentos Jeronimo
      Martins & Filho...............    16,550      1,491,658
                                                 ------------
SINGAPORE -- 2.2%
    DBS Land Ltd. ..................   150,000        514,529
    Developmental Bank of Singapore
      Ltd. Cl-F.....................    41,000        511,410
                                       SHARES       VALUE
                                      --------   ------------
    Far East-Levingston
      Shipbuilding Ltd. ............    52,000   $    287,456
    Fraser & Neave Ltd. ............    23,000        237,987
    Jurong Shipyard Ltd. ...........    39,000        197,626
    Keppel Corp. Ltd. ..............    25,000        209,072
    Neptune Orient Lines Ltd. ......    69,000         72,374
    Overseas Union Bank Ltd. Cl-F...   161,000      1,106,804
    Sembawang Corp Ltd. ............    44,000        218,285
    Singapore Airlines Ltd. ........    10,000        105,599
    Singapore Land Ltd. ............   161,000      1,089,688
    Singapore Press Holdings
      Ltd. .........................    28,000        549,681
    Total Access Communication
      Ltd. .........................    12,000        102,000
    United Industrial Corp. Ltd. ...   219,000        223,501
    United Overseas Bank Ltd. ......   118,400      1,132,814
    United Overseas Bank Ltd.
      Warrants*.....................    27,092        107,523
                                                 ------------
                                                    6,666,349
                                                 ------------
SPAIN -- 2.6%
    Argentaria SA...................    10,124        442,238
    Banco Popular Espanol SA........     5,190        926,308
    Banco Santander SA..............    16,946        791,882
    Centros Comerciales
      Continente SA.................     6,360        151,085
    Centros Comerciales Pryca SA....    14,319        358,059
    Compania Sevillana de
      Electricidad..................    15,430        142,279
    Empresa Nacional de
      Electridad SA.................    31,068      1,939,777
    Fomentos de Construcciones y
      Contratas SA..................     1,297        107,433
    Gas Natural SDG.................     5,018      1,054,811
    General de Aguas de Barcelona
      SA............................     4,037        150,161
    Iberdrola SA....................    71,783        737,631
    Repsol SA.......................    36,188      1,259,807
    Repsol SA [ADR].................       110          3,823
                                                 ------------
                                                    8,065,294
                                                 ------------
SWEDEN -- 2.5%
    ABB AB Cl-A.....................     5,550        589,204
    Astra AB Cl-B...................    73,120      3,191,181
    Atlas Copco AB Cl-B.............    34,500        643,433
    Electrolux AB Cl-B..............    22,740      1,145,259
    Esselte.........................     5,800        118,682
    Hennes & Mauritz AB Cl-B........     8,710        808,929
    Sandvik AB Cl-A.................     6,140        140,938
    Sandvik AB Cl-B.................    36,000        831,785
    Scribona AB Cl-B................     5,500         57,725
    Stora Kopparbergs Bergslags
      Aktiebolag Cl-B...............    20,740        274,053
                                                 ------------
                                                    7,801,189
                                                 ------------
SWITZERLAND -- 3.9%
    ABB AG..........................     1,579      1,955,121
    Ciba Geigy AG...................     1,139      1,389,358
    CS Holding AG...................     5,630        535,890
    Nestle SA.......................     2,278      2,603,793
    Roche Holding AG................       365      2,786,694

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
    Sandoz AG.......................     1,517   $  1,736,384
    Swiss Bank Corp. ...............     5,020        991,793
                                                 ------------
                                                   11,999,033
                                                 ------------
THAILAND -- 0.8%
    Advanced Information
      Services PLC..................    18,200        269,683
    Bangkok Bank PLC................    69,800        946,254
    Bank of Ayudhya PLC.............    37,900        209,103
    Bank of Ayudhya PLC Rights*.....     9,475         28,005
    Land and House PLC..............     7,000         88,276
    Siam Cement Co. PLC.............     3,000        147,310
    Siam Commercial Bank PLC........    34,300        497,434
    Thai Farmer Bank PLC............    30,200        330,861
                                                 ------------
                                                    2,516,926
                                                 ------------
UNITED KINGDOM -- 14.6%
    Abbey National PLC..............   245,000      2,058,696
    Argos PLC.......................   137,749      1,596,085
    Argyll Group PLC................   215,660      1,162,326
    Asda Group PLC..................   632,450      1,144,408
    BAA PLC.........................    27,440        199,461
    British Gas PLC.................   126,210        352,854
    British Petroleum Co. PLC.......    95,840        840,310
    Cable & Wireless PLC............   232,000      1,535,064
    Cadbury Schweppes PLC...........   176,456      1,395,028
    Caradon PLC.....................   315,700      1,059,149
    Coats Viyella PLC...............    91,270        243,829
    Compass Group PLC...............    97,000        887,393
    East Midlands Electricity PLC...    48,385        391,541
    Electrocomponents PLC...........    45,000        266,996
    GKN PLC.........................    17,000        260,876
    Glaxo Wellcome PLC..............   152,000      2,045,695
    Grand Metropolitan PLC..........   275,300      1,825,841
    Guinness PLC....................   234,640      1,705,598
    Heywood Williams Group PLC......    32,010        118,329
    Hillsdown Holdings PLC..........    95,160        257,177
    Kingfisher PLC..................   208,950      2,099,788
    Ladbroke Group PLC..............   150,000        419,365
    Laing, (John) PLC NV Cl-A.......    70,000        314,213
    London Electricity PLC..........    85,517        831,487
    National Grid Group PLC.........    73,011        193,349
    National Westminster Bank PLC...   379,670      3,632,585
    Rank Organisation PLC...........   172,120      1,331,342
    Reed International PLC..........   199,370      3,335,065
    Rolls-Royce PLC.................    78,140        271,863
                                       SHARES       VALUE
                                      --------   ------------
    RTZ Corp. PLC...................   103,600   $  1,533,492
    Sears PLC.......................    75,490        116,079
    Shell Transport & Trading Co.
      PLC...........................   176,000      2,577,823
    Smith David Holdings PLC........   145,900        616,386
    Smithkline Beecham PLC..........   329,220      3,520,618
    Spring Ram Corp. PLC*...........    12,000          2,842
    T & N Corp. PLC.................   181,680        395,061
    Tesco PLC.......................   132,000        602,768
    Tomkins PLC.....................   436,220      1,643,032
    United News and Media PLC.......   166,470      1,802,176
                                                 ------------
                                                   44,585,990
                                                 ------------
TOTAL FOREIGN STOCK
  (COST $267,815,129)...............              296,404,500
                                                 ------------

                                      PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                           MATURITY    (000)
                           --------   --------
FOREIGN BONDS -- 0.0%
BELGIUM -- 0.0%
    Kredietbank NV
      5.75%..............  11/30/03       900           36,012
                                                  ------------
ITALY -- 0.0%
    Danieli & Co.
      7.25%..............  01/01/00     5,250            3,240
                                                  ------------
TOTAL FOREIGN BONDS
  (COST $29,683)...................                     39,252
                                                  ------------
TOTAL INVESTMENTS -- 96.8%
  (COST $267,844,812)..............                296,443,752
OTHER ASSETS LESS
  LIABILITIES -- 3.2%..............                  9,705,793
                                                  ------------
NET ASSETS -- 100.0%...............               $306,149,545
                                                  ============

Foreign currency exchange contracts outstanding at June 30, 1996:

             PRINCIPAL
              AMOUNT        CONTRACTED                      UNREALIZED
              COVERED        EXCHANGE      EXPIRATION      APPRECIATION
  TYPE      BY CONTRACT        RATE          MONTH        (DEPRECIATION)
--------------------------------------------------------------------------
Buy FRF      $ 101,048         5.1520         07/96            $205
Buy THB         24,261        25.3850         07/96              (1)
                                                              -----
                                                               $204
                                                              =====

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Closed-end funds.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.0% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
FOREIGN BONDS -- 82.3%
AUSTRALIA -- 2.4%
    New South Wales Treasury
      Corp.
      6.50%................... 05/01/06      2,500  $ 1,634,589
                                                    -----------
CANADA -- 2.2%
    Canadian Government
      7.50%................... 03/01/01      1,000      747,253
      7.00%................... 12/01/06      1,100      765,457
                                                    -----------
                                                      1,512,710
                                                    -----------
DENMARK -- 7.6%
    Kingdom of Denmark
      9.00%................... 11/15/00     14,000    2,646,627
      8.00%................... 03/15/06     14,750    2,618,462
                                                    -----------
                                                      5,265,089
                                                    -----------
FRANCE -- 1.8%
    French O.A.T.
      7.25%................... 04/25/06      6,000    1,230,081
                                                    -----------
GERMANY -- 13.9%
    Deutsche Pfandbriefe
      Hypobank
      5.00%................... 02/22/01      3,400    2,178,719
    Deutscheland Republic
      6.50%................... 07/15/03      1,200      800,289
      6.75%................... 07/15/04      1,200      806,129
      6.00%................... 02/16/06      1,530      971,785
    Federal National Mtge.
      Assoc. Global Bond
      5.00%................... 02/16/01      1,500      962,285
    Frankfurter Hypo Bank
      Central
      5.75%................... 03/05/03        950      607,678
    General Electric Capital
      Corp.
      7.25%................... 02/03/00      1,580    1,097,251
    Inter-America Development
      Bank
      7.00%................... 06/08/05      1,100      739,313
    Republic of Austria
      8.00%................... 06/17/02      2,000    1,436,275
                                                    -----------
                                                      9,599,724
                                                    -----------
IRELAND -- 2.9%
    Irish Government Treasury
      8.00%................... 10/18/00      1,180    1,967,860
                                                    -----------
ITALY -- 14.3%
    Eurofima
      11.125%................. 02/02/00    800,000      562,884
    European Bank
      Reconstruction &
      Development
      9.75%................... 07/28/00    800,000      547,212
    European Investment Bank
      10.15%.................. 07/06/98  1,700,000    1,149,642
    European Investment Bank
      Sr. Notes
      7.45%................... 02/04/99  1,000,000      644,835

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
    Italian Government
      8.50%................... 08/01/99  1,020,000  $   667,456
      9.50%................... 12/01/99  6,500,000    4,373,939
      9.50%................... 02/01/01  1,000,000      673,436
      10.50%.................. 09/01/05  1,720,000    1,208,290
                                                    -----------
                                                      9,827,694
                                                    -----------
JAPAN -- 14.3%
    Asian Development Bank
      3.125%.................. 06/29/05    288,000    2,613,514
    Belgium Kingdom
      6.875%.................. 07/09/01     60,000      662,430
    Export-Import Bank of
      Japan 4.375%............ 10/01/03    150,000    1,488,068
      2.875%.................. 07/28/05     50,000      444,592
    International Bank
      Reconstruction &
      Development Global Bond
      5.25%................... 03/20/02    210,000    2,187,700
      4.75%................... 12/20/04     50,000      513,452
    Japan Development Bank
      6.50%................... 09/20/01    180,000    1,967,747
                                                    -----------
                                                      9,877,503
                                                    -----------
NETHERLANDS -- 4.3%
    Netherlands Government
      7.75%................... 01/15/00      1,550      988,810
      9.00%................... 01/15/01      2,500    1,675,515
      8.25%................... 02/15/07        450      297,765
                                                    -----------
                                                      2,962,090
                                                    -----------
SPAIN -- 5.7%
    Spanish Government
      8.40%................... 04/30/01    150,000    1,181,908
      10.30%.................. 06/15/02    322,500    2,734,861
                                                    -----------
                                                      3,916,769
                                                    -----------
SWEDEN -- 4.5%
    Swedish Government
      10.25%.................. 05/05/00     15,100    2,515,846
      10.25%.................. 05/05/03      3,700      626,165
                                                    -----------
                                                      3,142,011
                                                    -----------
UNITED KINGDOM -- 8.4%
    Abbey National Treasury
      6.00%................... 08/10/99        995    1,494,246
    Barclays PLC
      6.50%................... 02/16/04        910    1,277,375
    Deutsche Siedlungs Bank
      Finance BV
      7.50%................... 12/27/00        400      622,447
    International Bank
      Reconstruction &
      Development Global Bond
      9.25%................... 07/20/07        100      165,491

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
    United Kingdom Treasury
      7.00%................... 11/06/01        400  $   610,992
      9.75%................... 08/27/02        400      687,876
      7.50%................... 12/07/06        600      905,713
                                                    -----------
                                                      5,764,140
                                                    -----------
TOTAL FOREIGN BONDS
  (COST $56,792,618)....................             56,700,260
                                                    -----------

                                            PAR
                                           (000)
                                         ---------
SOVEREIGN ISSUES -- 4.4%
ARGENTINA -- 1.4%
    Republic of Argentina
      Bocon [FRN, PIK]
      5.42%................... 01/04/01  $     530      604,200
    Republic of Argentina
      [FRB, BRB]
      6.3125%................. 03/31/05        119       93,406
    Republic of Argentina Par
      [STEP, BRB]
      5.25%................... 03/31/23        500      275,313
                                                    -----------
                                                        972,919
                                                    -----------
BRAZIL -- 0.8%
    Republic of Brazil
      Capitalization [BRB]
      4.50%................... 04/15/14        541      337,584
    Republic of Brazil-IDU
      [FRB, BRB]
      6.375%.................. 01/01/01        233      217,969
                                                    -----------
                                                        555,553
                                                    -----------
MEXICO -- 0.3%
    United Mexican States
      Cl-A [BRB]
      6.25%................... 12/31/19        270      176,006
                                                    -----------
PANAMA -- 0.4%
    Republic of Panama [FRN]
      6.6289%................. 05/10/02        277      259,616
                                                    -----------
PHILIPPINES -- 0.4%
    Ce Casecnan Water & Energy
      11.95%.................. 11/15/10         90       91,125
    Central Bank Philippines
      Cl-B [FRB]
      5.00%................... 06/01/08        225      202,500
                                                    -----------
                                                        293,625
                                                    -----------
POLAND -- 0.4%
    Republic of Poland Disc.
      [FRN, BRB]
      6.4375%................. 10/27/24        300      280,125
                                                    -----------

                                            PAR
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
RUSSIA -- 0.2%
    Russia Loan Participation
      [STEP]*
      2.56%................... 06/20/26  $     300  $   145,500
                                                    -----------
VENEZUELA -- 0.5%
    Republic of Venezuela
      [FRN, BRB]
      6.625%.................. 12/18/07        500      355,313
                                                    -----------
TOTAL SOVEREIGN ISSUES
  (COST $2,963,676).....................              3,038,657
                                                    -----------
TOTAL INVESTMENTS -- 86.7%
  (COST $59,756,294)....................             59,738,917
OTHER ASSETS LESS
  LIABILITIES -- 13.3%..................              9,185,831
                                                    -----------
NET ASSETS -- 100.0%....................            $68,924,748
                                                    ===========

Foreign currency exchange contracts outstanding at June 30, 1996:

                   PRINCIPAL
                    AMOUNT        CONTRACTED                UNREALIZED
                    COVERED        EXCHANGE   EXPIRATION   APPRECIATION
TYPE              BY CONTRACT        RATE       MONTH     (DEPRECIATION)
-------------------------------------------------------------------------
(Dollar Based)
Buy      AUD      $  789,100         1.2702      07/96      $   (2,505)
Buy      DEM         500,000         1.5170      07/96            (787)
Sell     ESP         713,664       128.4000      07/96          (1,660)
Sell     ESP         648,749       129.8600      07/96          (8,903)
Buy      ITL         400,000      1,535.2500     07/96             880
Buy      JPN         275,000       106.0000      07/96          (7,456)
Buy      JPN         500,000       109.0500      07/96             441
Buy      JPN       2,353,052       106.2450      07/96         (58,506)
Buy      JPN         250,000       107.0450      07/96          (4,380)
Sell     NETH        614,378         1.7144      07/96          (4,124)
Sell     SEK         822,988         6.7289      07/96         (12,863)
                                                          ------------
                                                            $  (99,863)
                                                          ============

          PRINCIPAL                  PRINCIPAL                   UNREALIZED
          IN LOCAL                    IN LOCAL     EXPIRATION   APPRECIATION
 BUY      CURRENCY       SELL         CURRENCY       MONTH     (DEPRECIATION)
-----------------------------------------------------------------------------
DEM          537,647     UK               230,059     07/96      $   (3,512)
DEM          705,780     UK               301,861     07/96          (4,390)
DEM          935,261     UK               397,400     08/96            (398)
DEM        1,014,377     IEP              419,034     07/96            (917)
DEM          896,832     SEK            3,974,579     07/96          (9,240)
JPN      220,514,410     DKK           12,196,594     07/96         (58,903)
JPN       99,719,850     ITL        1,444,940,627     07/96         (25,758)
JPN       25,000,000     ITL          359,625,000     07/96          (4,743)
JPN      126,067,333     ITL        1,804,565,627     07/96         (18,100)
JPN       46,020,021     SEK            2,792,901     07/96           1,057
NETH       1,053,290     SEK            4,159,338     07/96          (9,106)
                                                                  ---------
                                                                 $ (134,010)
                                                                  =========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  -----------
COMMON STOCK -- 87.2%
AEROSPACE -- 2.1%
    Boeing Co. .......................... 11,000  $   958,375
    General Motors Corp. Cl-H............ 13,000      781,625
                                                  ------------
                                                    1,740,000
                                                  ------------
AIRLINES -- 0.8%
    America West Airlines Cl-B*.......... 30,000      660,000
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.9%
    Chrysler Corp. ...................... 12,000      744,000
                                                  ------------
AUTOMOTIVE PARTS -- 0.8%
    Lear Corp.*.......................... 20,000      705,000
                                                  ------------
BUSINESS SERVICES -- 2.9%
    Accustaff, Inc.*..................... 32,000      872,000
    Apac Teleservices, Inc.*............. 20,000      720,000
    Robert Half International, Inc.*..... 30,000      836,250
                                                  ------------
                                                    2,428,250
                                                  ------------
CHEMICALS -- 1.2%
    Praxair, Inc. ....................... 25,000    1,056,250
                                                  ------------
CLOTHING & APPAREL -- 2.9%
    Gucci Group NV....................... 15,000      967,500
    Jones Apparel Group, Inc.*........... 16,000      786,000
    Tommy Hilfiger Corp.*................ 13,000      697,125
                                                  ------------
                                                    2,450,625
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 9.5%
    Cisco Systems, Inc.*................. 18,000    1,019,250
    Compuserve Corp.*.................... 25,000      528,125
    Electronic Data Systems Corp. ....... 20,000    1,075,000
    First Data Corp. .................... 8,999       716,545
    HBO & Co. ........................... 16,000    1,084,000
    HPR, Inc.*........................... 45,000      956,250
    Microsoft Corp.*..................... 10,000    1,201,250
    Sterling Commerce, Inc.*............. 25,000      928,125
    Transition Systems, Inc.*............ 20,000      570,000
                                                  ------------
                                                    8,078,545
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 2.0%
    CUC International, Inc.*............. 30,000    1,065,000
    Eastman Kodak Co. ................... 8,500       660,875
                                                  ------------
                                                    1,725,875
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.9%
    Input-Output, Inc.*.................. 26,000      841,750
    Sanmina Corp.*....................... 27,000      729,000
    Solectron Corp.*..................... 15,000      568,125
    Waters Corp. *....................... 35,000    1,155,000
                                                  ------------
                                                    3,293,875
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.8%
    Mirage Resorts, Inc.*................ 17,000      918,000
    Time Warner, Inc. ................... 15,000      588,750
    Trump Hotels & Casino
      Resorts, Inc.*..................... 30,000      855,000
                                                  ------------
                                                    2,361,750
                                                  ------------
                                          SHARES     VALUE
                                          ------  -----------
FINANCIAL SERVICES -- 0.5%
    First USA Paymentech, Inc.*.......... 10,000  $   400,000
                                                  ------------

HEALTHCARE SERVICES -- 3.7%
    Columbia-HCA Healthcare Corp. ....... 12,000      640,500
    Healthsouth Corp.*................... 15,000      540,000
    Omnicare, Inc. ...................... 44,000    1,166,000
    Quintiles Transnational Corp.*....... 12,500      821,875
                                                  ------------
                                                    3,168,375
                                                  ------------
HOTELS & MOTELS -- 2.1%
    HFS, Inc.*........................... 25,000    1,750,000
                                                  ------------
INSURANCE -- 0.9%
    Conseco, Inc. ....................... 20,000      800,000
                                                  ------------
MACHINERY & EQUIPMENT -- 2.0%
    Roper Industries, Inc. .............. 17,000      828,750
    Thermo Electron Corp.*............... 21,000      874,125
                                                  ------------
                                                    1,702,875
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 12.0%
    Amerisource Health Corp. Cl-A*....... 25,000      831,250
    Baxter International, Inc. .......... 25,000    1,181,250
    Boston Scientific Corp.*............. 20,000      900,000
    Conmed Corp.*........................ 30,000      798,750
    Guidant Corp. ....................... 20,000      985,000
    Health Management Associates, Inc.
      Cl-A*.............................. 30,000      607,500
    IDEXX Laboratories, Inc.*............ 20,000      785,000
    Luxottica Group SPA [ADR]............ 10,000      733,750
    Nellcor Puritan Bennett, Inc.*....... 15,000      727,500
    Phycor, Inc.*........................ 35,000    1,330,000
    Total Renal Care Holdings, Inc.*..... 30,000    1,267,500
                                                  ------------
                                                   10,147,500
                                                  ------------
OFFICE EQUIPMENT -- 1.2%
    Danka Business Systems PLC [ADR]..... 18,000      526,500
    Viking Office Products, Inc.*........ 16,000      502,000
                                                  ------------
                                                    1,028,500
                                                  ------------
OIL & GAS -- 11.8%
    Baker Hughes, Inc. .................. 25,000      821,875
    BJ Services Co.*..................... 25,000      878,125
    Dresser Industries, Inc. ............ 20,000      590,000
    Falcon Drilling Co., Inc.*........... 40,000    1,085,000
    Halliburton Co. ..................... 15,000      832,500
    Petroleum Geo Services [ADR]*........ 25,000      709,375
    Reading & Bates Corp.*............... 40,000      885,000
    Schlumberger Ltd. ................... 12,000    1,011,000
    Sonat Offshore Drilling Co. ......... 22,000    1,111,000
    Tidewater, Inc. ..................... 30,000    1,316,250
    Western Atlas, Inc.*................. 12,500      728,125
                                                  ------------
                                                    9,968,250
                                                  ------------
PHARMACEUTICALS -- 6.0%
    Astra AB [ADR]....................... 14,000      612,500
    Biochem Pharmaceuticals, Inc.*....... 15,000      562,500
    Cardinal Health, Inc. ............... 15,000    1,081,875
    Dura Pharmaceuticals, Inc.*.......... 20,000    1,120,000

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  -----------
    Elan Corp. PLC [ADR]*................  7,500  $   428,438
    Lilly, (Eli) & Co. .................. 20,000    1,300,000
                                                  ------------
                                                    5,105,313
                                                  ------------
RETAIL & MERCHANDISING -- 7.6%
    Autozone, Inc.*...................... 20,000      695,000
    Federated Department Stores, Inc.*... 20,000      682,500
    Fila Holding SPA [ADR]...............  7,000      603,750
    Gap, Inc. ........................... 28,000      899,500
    Home Depot, Inc. .................... 16,000      864,000
    Nine West Group, Inc.*............... 17,000      869,125
    Saks Holdings, Inc.*................. 35,000    1,194,375
    Sunglass Hut International, Inc.*.... 25,000      609,375
                                                  ------------
                                                    6,417,625
                                                  ------------
SEMI-CONDUCTORS -- 4.0%
    Adaptec, Inc.*....................... 12,000      568,500
    Intel Corp. ......................... 20,000    1,468,750
    MEMC Electronic Materials, Inc*...... 15,000      581,250
    Microchip Technology, Inc.*.......... 30,000      742,500
                                                  ------------
                                                    3,361,000
                                                  ------------
TELECOMMUNICATIONS -- 3.9%
    ECI Telecommunications Ltd. ......... 32,000      744,000
    Intelcom Group, Inc.*................ 20,000      500,000
    Panamsat Corp.*...................... 25,000      725,000
    Worldcom, Inc.*...................... 25,000    1,384,375
                                                  ------------
                                                    3,353,375
                                                  ------------
                                          SHARES     VALUE
                                          ------  -----------
TRANSPORTATION -- 1.7%
    Atlas Air, Inc.*..................... 25,000  $ 1,437,500
                                                  ------------
TOTAL COMMON STOCK
  (COST $63,230,880).....................          73,884,483
                                                  ------------
SHORT TERM INVESTMENTS -- 0.1%
    Temporary Investment
      Cash Fund.......................... 38,024       38,024
    Temporary Investment Fund............ 38,024       38,024
                                                  ------------
  (COST $76,048).........................              76,048
                                                  ------------

                                           PAR
                              MATURITY    (000)       VALUE
                              ---------   ------   -----------
U.S. TREASURY OBLIGATIONS
  -- 12.4%
    U.S. Treasury Bills
      4.88%..................  07/11/96   $2,500     2,496,611
      4.93%..................  07/11/96    8,000     7,989,045
                                                   -----------
  (COST $10,485,656)...................             10,485,656
                                                   -----------
TOTAL INVESTMENTS -- 99.7%
  (COST $73,792,584)...................             84,446,187
OTHER ASSETS LESS
  LIABILITIES -- 0.3%..................                236,502
                                                   -----------
NET ASSETS -- 100.0%...................            $84,682,689
                                                   ===========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
FOREIGN STOCK -- 98.0%
AUSTRALIA -- 1.5%
    Futuris Corp. Ltd.*..............  343,068    $   393,680
    QNI Ltd.*........................  202,000        450,900
    Skilled Engineering Pty Ltd.*....  144,000        401,792
                                                  -----------
                                                    1,246,372
                                                  -----------
AUSTRIA -- 1.2%
    Bau Holding AG...................    2,200        134,711
    Bau Holding AG -- Vorzug.........   16,350        833,014
                                                  -----------
                                                      967,725
                                                  -----------
BELGIUM -- 1.1%
    D'ieteren Trading NV*............    6,650        911,745
                                                  -----------
DENMARK -- 1.2%
    Danske Traelast Kompagni*........    7,390        543,679
    Danske Traelast Kompagni Rfd. ...    6,000        450,635
                                                  -----------
                                                      994,314
                                                  -----------
FINLAND -- 6.6%
    KCI Konecranes International.....   50,000      1,220,566
    Lassila & Tikanoja Oy*...........   23,800      1,439,620
    Nokian Renkaat Oy*...............   56,250        826,312
    Rauma Oy*........................   33,400        665,980
    Tamro AB.........................  210,800      1,265,984
                                                  -----------
                                                    5,418,462
                                                  -----------
FRANCE -- 7.2%
    Assystem*........................   11,600      1,353,533
    Europeene D'extincteurs..........   22,000      1,112,386
    Montupet*........................    4,463        585,855
    Societe Virbac SA................    9,000      1,265,436
    Sylea............................   14,208      1,580,478
                                                  -----------
                                                    5,897,688
                                                  -----------
GERMANY -- 7.7%
    Gerry Weber International AG
      Vorzug*........................    7,300        381,658
    Hornbach Baumarkt AG.............   26,000      1,171,248
    Jean Pascale AG*.................   28,900        571,120
    Kampa-Haus AG*...................   34,000      1,482,441
    Moebel Walther AG Vorzug.........   25,000      1,134,421
    Plettac AG*......................    6,503      1,526,747
                                                  -----------
                                                    6,267,635
                                                  -----------
HONG KONG -- 2.6%
    Jardine International
      Motor Holdings*................  468,000        574,381
    Manhattan Card Co. Ltd.*.........  931,500        445,262
    New Asia Realty & Trust
      Co. Cl-A*......................  182,000        587,817
    South China Morning Post*........  734,000        502,577
                                                  -----------
                                                    2,110,037
                                                  -----------
INDONESIA -- 1.2%
    Darya Varia......................  118,640        243,501
    Mulia Industrindo*...............  373,200        553,424
    Mulia Industrindo Rights*........   93,480         70,316
    Sorini Corp.*....................   16,000         87,342
                                                  -----------
                                                      954,583
                                                  -----------

                                       SHARES        VALUE
                                       -------    -----------
ITALY -- 1.2%
    Industria Machine Automatiche*...  140,000    $   987,332
                                                  -----------
JAPAN -- 25.7%
    Aiya Co. Ltd.....................   29,000        458,718
    Asahi Diamond Industry Co.
      Ltd. ..........................   51,930        678,979
    Asatsu, Inc. ....................   16,100        699,232
    Danto Corp. .....................   54,000        730,731
    Enplas Corp. ....................    5,000        105,605
    Fujitsu Business Systems.........   23,000        637,195
    Glory Ltd. ......................   22,000        730,182
    Higashi Nihon House..............   39,000        684,648
    Hitachi Information Systems......    1,000         14,721
    Hitachi Medical Corp. ...........   34,000        606,199
    Hokushin.........................   56,000        716,833
    Horiba Instruments...............   46,000        643,504
    Ichiyoshi Securities*............   93,000        602,880
    Iino Kaiun.......................  120,000        650,635
    Kentucky Fried Chicken...........   35,000        684,831
    Komatsu Seiren...................   27,000        320,929
    Lintec...........................   17,000        293,773
    Mitsubishi Cable Industries......   49,000        331,535
    Mitsui Home Co. Ltd. ............   45,000        732,376
    Nakayama Steel Works Ord.*.......  100,000        659,230
    Namura Shipbuilding*.............   43,000        243,760
    Nichicon.........................   50,000        726,890
    Nippon Seiki.....................   45,000        744,720
    Nissha Printing..................   25,000        363,445
    Nisshin Fire and Marine
      Insurance*.....................    2,000          9,875
    Nittetsu Mining..................   66,000        675,871
    Rengo Co. Ltd. ..................   92,000        647,710
    Ryoyo Electro Corp. .............   30,000        647,344
    Sagami Chain Co. Ltd. ...........   25,000        486,879
    Sanyo Special Steel Co. .........  151,000        640,614
    Sodick...........................   53,000        634,818
    Sumitomo Sitix Corp. ............    9,000        199,141
    Toei.............................   37,000        307,854
    Towa Pharmaceutical Co. Ltd. ....   10,000        316,357
    Toyo Ink Manufacturing...........  113,000        648,843
    Tsubakimoto Precision Products...   51,000        634,178
    Tsudakoma........................   95,000        673,174
    Tsutsumi Jewelry Co. Ltd. .......   16,000        775,350
    Xebio Co. Ltd. ..................   18,000        676,419
                                                  -----------
                                                   21,035,978
                                                  -----------
MALAYSIA -- 1.6%
    Asas Dunia BHD...................   59,000        234,108
    Chemical Co. of Malaysia BHD*....   72,000        230,862
    Chemical Co. of Malaysia BHD
      Warrants*......................   10,000          4,605
    Kentucky Fried Chicken BHD*......   56,000        303,006
    Malayan Cement BHD*..............  127,000        305,411
    Metacorp BHD*....................   88,000        253,948
                                                  -----------
                                                    1,331,940
                                                  -----------

SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
NETHERLANDS -- 2.6%
    Otra NV*.........................   39,880    $   919,390
    Samas Groep NV...................   33,300      1,230,656
                                                  -----------
                                                    2,150,046
                                                  -----------
NORWAY -- 2.9%
    Ekornes AS*......................   89,400      1,315,496
    Fokus Bank AS....................  200,000      1,090,892
                                                  -----------
                                                    2,406,388
                                                  -----------
SINGAPORE -- 1.7%
    Bukit Sembawang Estates Ltd......   17,500        455,174
    Comfort Group Ltd................  348,000        345,287
    Courts Ltd.......................  198,000        315,734
    Want Want........................   88,000        236,720
                                                  -----------
                                                    1,352,915
                                                  -----------
SWEDEN -- 10.7%
    BT Industries AB*................   77,900      1,199,928
    Cardo AB*........................   47,900      1,009,083
    Finnveden AB Cl-B*...............   45,350        588,970
    Forsheda Cl-B*...................   33,585        727,804
    Hoganas AB Cl-B*.................   22,000        770,776
    Iro AB*..........................  106,600      1,094,671
    Kalmar Industries*...............   39,775        840,922
    Munksjo AB*......................  120,000        942,328
    PLM AB*..........................   76,800      1,252,571
    Rottneros AB*....................  246,200        286,283
                                                  -----------
                                                    8,713,336
                                                  -----------
SWITZERLAND -- 2.6%
    Bobst SA*........................      550        794,073
    Foto Laboratory SA...............    1,210        502,312
    Lem Holding......................      203         59,429
    Sig Schweiz Industries*..........      666        772,436
                                                  -----------
                                                    2,128,250
                                                  -----------
THAILAND -- 0.8%
    Siam Makro Public Co. Ltd.*......   55,000        281,773
    Tipco Asphalt Co. Ltd.*..........   54,000        319,212
                                                  -----------
                                                      600,985
                                                  -----------
UNITED KINGDOM -- 17.9%
    Abacus Polar PLC*................  125,000        392,184
    Allied Leisure PLC...............  600,000        410,046
    Ashtead Group PLC*...............  247,000        652,191
    British Polythene Industries
      PLC*...........................   55,000        631,300
    BTG PLC..........................    5,000        123,868
    Capital Radio PLC*...............   84,500        858,348
    CMG PLC*.........................   86,800        887,104
                                       SHARES        VALUE
                                       -------    -----------
    Cobham PLC*......................   51,000    $   503,402
    David Brown Group PLC*...........  205,000        681,391
    Dawson Group PLC*................  100,000        296,662
    Domnick Hunter Group PLC*........  114,400        705,416
    Druck Holdings PLC*..............    3,300        177,499
    F.I. Group PLC...................   46,100        275,670
    Fairey Group PLC*................   45,000        459,904
    Frost Group PLC*.................   70,333        104,872
    GWR Group PLC....................  152,329        511,052
    Hamleys PLC*.....................   36,000        212,478
    IBC Group PLC*...................  140,000        682,789
    ISA International PLC*...........  215,000        591,072
    Parity PLC*......................  170,000        691,797
    Pet City Holdings PLC............   60,000        384,884
    Pizza Express PLC*...............  136,100        777,920
    Polypipe PLC*....................  201,300        634,700
    Stoves PLC*......................   87,900        349,508
    Tilbury Douglas PLC*.............   66,000        520,759
    Trifast PLC......................   65,400        399,208
    Trinity International
      Holdings PLC*..................   85,000        571,657
    Visual Action Holdings PLC.......  110,000        392,960
    Wace Group PLC*..................  187,600        501,176
    Wellington Holdings PLC*.........   55,000        231,505
                                                  -----------
                                                   14,613,322
                                                  -----------
TOTAL INVESTMENTS -- 98.0%
  (COST $73,694,354).................              80,089,053
OTHER ASSETS LESS
  LIABILITIES -- 2.0%................               1,668,455
                                                  -----------
NET ASSETS -- 100.0%.................             $81,757,508
                                                  ===========

Foreign currency exchange contracts outstanding at June 30, 1996:

             PRINCIPAL
              AMOUNT      CONTRACTED                 UNREALIZED
              COVERED      EXCHANGE    EXPIRATION   APPRECIATION
TYPE        BY CONTRACT      RATE        MONTH      (DEPRECIATION)
------------------------------------------------------------------
Sell  DEM   $1,000,000       1.5191       08/96       $  (1,424)
Sell  FRF      600,000       5.1502       08/96          (2,047)
Buy   FIM      333,561       4.6500       07/96           1,534
Buy   UK       120,222       0.6485       07/96             868
Buy   JPN      144,921     109.8200       07/96             681
Buy   JPN      400,000     107.7025       08/96          (3,410)
Sell  JPN    3,500,000     103.3275       08/96         170,803
Buy   MALA      96,559       2.4950       07/96             (13)
                                                       --------
                                                      $ 166,992
                                                       ========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          -------  -----------
COMMON STOCK -- 84.2%
CHEMICALS -- 4.3%
    Applied Extrusion Technologies,
      Inc.*..............................  30,600  $   390,150
    Dupont, (E.I.) de Nemours & Co. .....   3,200      253,200
    FMC Corp.*...........................   6,000      391,500
    Polymer Group, Inc.*.................  20,000      350,000
                                                   ------------
                                                     1,384,850
                                                   ------------
DIVERSIFIED METALS -- 4.4%
    Century Aluminum Co.*................  12,900      203,175
    Freeport-McMoran Copper & Gold, Inc.
      Cl-A...............................  11,100      331,612
    Nucor Corp. .........................  10,000      506,250
    Reynolds Metals Co. .................   7,100      370,088
                                                   ------------
                                                     1,411,125
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    General Electric Co. ................   2,000      173,000
                                                   ------------
ENERGY SERVICES -- 7.8%
    BJ Services Co.*.....................   7,000      245,875
    Petrolite Corp. .....................   8,200      257,787
    Camco International, Inc. ...........   4,800      162,600
    Coflexip SA [ADR]*...................  14,600      253,675
    Cooper Cameron Corp.*................   9,400      411,250
    Halliburton Co. .....................   5,800      321,900
    Schlumberger Ltd. ...................   3,000      252,750
    TPC Corp.*...........................  54,400      394,400
    Western Atlas, Inc.*.................   3,850      224,263
                                                   ------------
                                                     2,524,500
                                                   ------------
INTEGRATED PETROLEUM -- 25.4%
    Atlantic Richfield Co. ..............   4,500      533,250
    British Petroleum Co. PLC [ADR]......   9,000      961,875
    Mobil Corp. .........................  20,600    2,309,775
    Repsol SA [ADR]......................  29,600    1,028,600
    Royal Dutch Petroleum Co. ...........   5,500      845,625
    Sun Co., Inc. .......................  16,700      507,263
    Total SA [ADR].......................  25,000      928,125
    Ultramar Corp. ......................   9,200      266,800
    USX-Marathon Group...................  40,500      815,063
                                                   ------------
                                                     8,196,376
                                                   ------------
PAPER & FOREST PRODUCTS -- 11.4%
    Georgia Pacific Corp. ...............   8,500      603,500
    International Paper Co. .............  17,200      634,250
    James River Corp. of Virginia........  16,300      429,912
    Jefferson Smurfit Corp.*.............  72,600      789,525
    Kimberly-Clark Corp. ................  11,600      896,100
    Willamette Industries, Inc. .........   5,500      327,250
                                                   ------------
                                                     3,680,537
                                                   ------------
PETROLEUM EXPLORATION &
  PRODUCTION -- 12.2%
    Barrett Resources Corp.*.............  10,100      300,475
    Cross Timbers Oil Co. ...............   6,500      160,875
    Flores & Rucks, Inc.*................  12,500      431,250
    HS Resources, Inc.*..................  28,300      328,987
    Louisiana Land & Exploration Co. ....   6,000      345,750
    Noble Affiliates, Inc. ..............   7,900      298,225
    Rutherford-Moran Oil Corp.*..........  13,700      333,938

                                          SHARES      VALUE
                                          -------  -----------
    Union Texas Petroleum Holdings,
      Inc. ..............................  52,700  $ 1,027,650
    United Meridian Corp.*...............  19,800      712,800
                                                   ------------
                                                     3,939,950
                                                   ------------
PRECIOUS METALS -- 10.5%
    Cambior, Inc. .......................  35,400      473,475
    Durban Roodepoort Deep Ltd. [ADR]*...  45,640      411,034
    Golden Star Resources Ltd.*..........  26,000      377,000
    Newmont Mining Corp. ................   6,100      301,187
    Pegasus Gold, Inc.*..................  30,900      378,525
    Placer Dome, Inc. ...................  17,300      413,038
    Santa Fe Pacific Gold Corp. .........  33,800      477,425
    TVX Gold, Inc.*......................  80,900      586,525
                                                   ------------
                                                     3,418,209
                                                   ------------
RAILROADS -- 3.6%
    Burlington Northern Santa Fe.........   8,000      647,000
    Canadian National Railway Co. .......  10,500      192,937
    Conrail, Inc. .......................   4,900      325,237
                                                   ------------
                                                     1,165,174
                                                   ------------
REAL ESTATE -- 2.8%
    Apartment Investment & Management Co.
      Cl-A [REIT]........................  22,500      421,875
    Reckson Associates Realty Corp.
      [REIT].............................   5,000      165,000
    The Rouse Co. .......................  12,200      315,675
                                                   ------------
                                                       902,550
                                                   ------------
SEMI-CONDUCTORS -- 0.4%
    Intel Corp. .........................   1,700      124,844
                                                   ------------
TELECOMMUNICATIONS -- 0.9%
    Vodafone Group PLC [ADR].............   7,800      287,625
                                                   ------------
TOTAL COMMON STOCK
  (COST $25,489,247).....................           27,208,740
                                                   ------------
FOREIGN STOCK -- 9.6%
DIVERSIFIED METALS -- 1.6%
    Bougainville Copper Ltd. -- (AUD)*... 382,470      180,368
    Lonrho PLC -- (UK)................... 112,600      323,548
                                                   ------------
                                                       503,916
                                                   ------------
PRECIOUS METALS -- 8.0%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR)*.....................  39,400      246,250
    Banro Resources Corp. Special
      Warrants 144A -- (CAN)*............  83,300      488,205
    Barnato Exploration Ltd. -- (ZAR)*... 113,300      312,100
    Golden Shamrock Mines
      Ltd. -- (AUD)*..................... 137,200      122,933
    Golden Shamrock Mines
      Ltd. -- (CAN)*.....................  15,700       14,492
    Hartebeestfontein Gold Mining Co.
      Ltd. -- (ZAR)......................  61,000      206,157
    Highlands Gold Ltd. -- (AUD)......... 800,000      396,133
    HJ Joel Gold Mining Co.
      Ltd. -- (ZAR)...................... 271,268      244,895
    Potgietersrust Platinums
      Ltd. -- (ZAR)......................  66,869      336,667

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          -------  -----------
    War Eagle Mining Co.,
      Inc. -- (CAN)*..................... 118,000  $   231,678
    War Eagle Mining Co., Inc.
      Warrants -- (CAN)*.................  59,000            0
                                                   ------------
                                                     2,599,510
                                                   ------------
TOTAL FOREIGN STOCK
  (COST $3,135,862)......................            3,103,426
                                                   ------------
SHORT TERM INVESTMENTS -- 2.7%
    Temporary Investment Cash Fund
      (COST $895,774).................... 895,774      895,774
                                                   ------------

                                             PAR
                                   MATURITY  (000)
                                   --------- ----
COMMERCIAL PAPER -- 4.7%
    Bell Atlantic Financial
      Services, Inc.
      5.32%....................... 07/02/96  $500      499,926
    Corporate Asset Funding Co.
      5.60%....................... 07/01/96   611      611,000
    Ford Motor Credit Co.
      5.43%....................... 07/18/96   400      398,974
                                                   ------------
TOTAL COMMERCIAL PAPER
  (COST $1,509,900).........................         1,509,900
                                                   ------------

                                                      VALUE
                                                   -----------
TOTAL INVESTMENTS -- 101.2%
  (COST $31,030,783)........................       $32,717,840
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.2%)....................          (395,933)
                                                   ------------
NET ASSETS -- 100.0%........................       $32,321,907
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED
                   COVERED        EXCHANGE      EXPIRATION       UNREALIZED
TYPE             BY CONTRACT        RATE          MONTH         DEPRECIATION
-------------------------------------------------------------------------------
Sell     ZAR       $23,109        4.3500         07/96            $(160)

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
CORPORATE OBLIGATIONS -- 5.0%
CONSUMER PRODUCTS & SERVICES
  -- 3.7%
    First Brands Corp. Sr.
      Sub. Notes
      9.125%.................. 04/01/99  $ 7,000  $  7,166,250
                                                  ------------
UTILITIES -- 1.3%
    CMS Energy Corp.
      First Mtge.
      9.50%................... 10/01/97    1,000     1,025,000
    Texas Utilities Co.
      First Mtge.
      5.8593%................. 05/01/99    1,500     1,506,487
                                                  ------------
                                                     2,531,487
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $9,652,795).....................             9,697,737
                                                  ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 71.2%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 2.6%
      8.00% [TBA]............. 07/15/26    5,000     5,042,200
FEDERAL NATIONAL MORTGAGE
  ASSOC. -- 63.3%
      5.21%................... 07/24/96    3,750     3,737,407
      5.17%................... 07/30/96    5,400     5,377,268
      6.12%................... 09/01/16       48        47,208
      6.12%................... 10/01/16      806       799,543
      6.12%................... 11/01/16      353       350,218
      6.3729%................. 03/01/17    2,561     2,541,969
      6.12%................... 03/01/18      140       138,737
      6.133%.................. 03/01/18      468       463,892
      6.12%................... 05/01/18      424       420,249
      6.178%.................. 08/01/18      459       455,394
      6.091%.................. 10/01/18      418       414,418
      6.263%.................. 02/01/19      537       533,155
      6.203%.................. 03/01/19      317       314,554
      6.252%.................. 05/01/19      362       358,981
      6.263%.................. 05/01/19       95        94,135
      6.225%.................. 06/01/19      543       538,296
      6.228%.................. 07/01/20      633       627,833
      6.248%.................. 07/01/20      345       342,099
      6.25%................... 09/01/20      248       246,415
      6.194%.................. 04/01/21      255       253,056
      6.245%.................. 05/01/21      200       198,480
      7.50%................... 01/25/22    4,000     4,043,061
      7.50%................... 10/01/22   26,967    26,629,438
      6.154%.................. 04/01/24    1,000       992,236
      7.50%................... 05/01/24   47,091    46,545,717
      6.145%.................. 06/01/24      318       314,935
      6.142%.................. 08/01/24      147       145,914
      6.172%.................. 10/01/24       76        75,046
      6.244%.................. 11/01/24      119       117,739
      7.053%.................. 01/01/25      758       772,529
      6.302%.................. 05/01/25    1,690     1,690,717
      6.119%.................. 03/01/26      214       213,557
      6.185%.................. 03/01/26      727       724,665

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
      6.151%.................. 04/01/26  $   905  $    901,362
      6.282% [TBA]............ 07/24/26   12,500    12,406,250
      6.12%................... 11/01/26       27        26,759
      6.124%.................. 07/01/27      505       500,897
      6.124%.................. 10/01/27      883       875,750
      6.124%.................. 12/01/27    3,681     3,648,873
      6.124%.................. 03/01/28      625       619,739
      6.149%.................. 08/01/28      541       536,228
      6.113%.................. 02/01/31    3,380     3,349,992
      6.092%.................. 06/01/31      358       355,556
                                                  ------------
                                                   123,740,267
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOC. -- 5.3%
      7.25%................... 07/20/17      360       366,408
      7.25%................... 08/20/17      455       462,450
      7.25%................... 09/20/17      396       403,066
      7.00%................... 01/15/24       51        48,855
      7.00%................... 02/15/24       60        57,110
      7.00%................... 04/15/24      394       377,673
      7.375%.................. 05/20/24    3,890     3,940,735
      7.00%................... 06/15/24       61        58,630
      7.25%................... 07/20/24      475       482,796
      7.00%................... 07/15/25      456       437,830
      7.00%................... 08/15/25    1,920     1,842,171
      7.00% [TBA]............. 08/19/26    2,000     1,915,000
                                                  ------------
                                                    10,392,724
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $142,027,990)...................           139,175,191
                                                  ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 5.9%
    Merrill Lynch Mtge.
      Investors, Inc. Cl-B
      7.6457%................. 06/15/21    1,447     1,448,706
    Resolution Trust Corp.
      7.4168%................. 07/25/28   10,000    10,112,932
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $11,628,212)....................            11,561,638
U.S. TREASURY OBLIGATIONS
  -- 0.0%
    U.S. Treasury Bills
      4.985%#................. 08/29/96       25        24,786
      5.10%#.................. 11/14/96       15        14,698
      5.15%#.................. 11/14/96       10         9,798
      5.155%#................. 11/14/96       20        19,597
                                                  ------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $68,923)........................                68,879
                                                  ------------
SOVEREIGN ISSUES -- 2.0%
ARGENTINA
    Republic of Argentina
      [FRB, BRB]
      6.3125%
      (COST $3,774,667)....... 03/31/05    4,950     3,867,188
                                                  ------------

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                         -------  ------------
OPTIONS -- 0.0%
    Written CME Put Option on
      Eurodollar Futures,
      Strike Price $93.00,
      Expire 03/17/97
      (COST ($16,942)).................. $43,000  $    (10,750)
                                                  ------------
                               MATURITY
                               ---------
COMMERCIAL PAPER -- 14.5%
    AT&T Corp.
      5.28%................... 07/01/96    5,800     5,800,000
      5.25%................... 07/29/96    1,800     1,792,527
    Canadian Treasury Bills
      5.24%................... 07/23/96    3,400     3,388,931
      5.25%................... 10/17/96    2,000     1,965,158
    Commonwealth Bank of
      Australia
      5.28%................... 08/12/96    7,300     7,229,550
    Dupont, (E.I.) de Nemours
      & Co.
      5.34%................... 07/24/96    3,000     2,989,765
    Emerson Electric Co.
      5.32%................... 07/08/96    2,200     2,197,724
    Ford Motor Credit Co.
      5.32%................... 07/05/96      700       699,586
    General Electric Capital
      Corp.
      5.30%................... 08/06/96    1,200     1,193,489

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
    Southwestern Public
      Utilities
      5.42%................... 07/22/96  $ 1,000  $    996,836
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $28,282,848)....................            28,253,566
                                                  ------------
                                       SHARES
                                      ---------
SHORT TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash Fund.... 196,072        196,072
    Temporary Investment Fund......... 196,072        196,072
                                                 ------------
    (COST $392,144)...................                392,144
                                                 ------------
TOTAL INVESTMENTS -- 98.8%
  (COST $195,810,637).................            193,005,593
OTHER ASSETS LESS
  LIABILITIES -- 1.2%.................              2,366,044
                                                 ------------
NET ASSETS -- 100.0%..................           $195,371,637
                                                 ============

# Securities with an aggregate market value of $68,879 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1996:

                                                   UNREALIZED
               TYPE                  CONTRACTS    APPRECIATION
----------------------------------------------------------------
U.S. Treasury 10 Year Note (9/96)       20          $39,375

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          -------  ----------
COMMON STOCK -- 78.3%
AIRLINES -- 3.2%
    Alaska Air Group, Inc. ..............   1,400  $   38,325
    AMR Corp.* ..........................     300      27,300
    Continental Airlines Cl-B* ..........     400      24,700
    Delta Air Lines, Inc. ...............     700      58,100
    UAL Corp. ...........................     600      32,250
                                                   ----------
                                                      180,675
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 21.5%
    Cadence Design Systems, Inc.* .......   6,500     219,375
    Cisco Systems, Inc.* ................   5,400     305,775
    Compuware Corp.* ....................   1,100      43,450
    Microsoft Corp.* ....................   2,100     252,263
    Oracle Systems Corp.* ...............   5,500     216,905
    Parametric Technology Corp.* ........   4,300     186,513
                                                   ----------
                                                    1,224,281
                                                   ----------
COMPUTER HARDWARE -- 15.4%
    Cabletron Systems, Inc.* ............   2,700     185,288
    Compaq Computer Corp.* ..............   4,000     197,000
    Dell Computer Corp.* ................   3,800     193,324
    Gateway 2000, Inc.* .................   1,700      57,800
    3Com Corp.* .........................   5,400     247,050
                                                   ----------
                                                      880,462
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Hewlett-Packard Co. .................     200      19,925
                                                   ----------
ENTERTAINMENT & LEISURE -- 2.9%
    Mirage Resorts, Inc.* ...............   3,100     167,400
                                                   ----------
FINANCIAL-BANK & TRUST -- 4.1%
    BankAmerica Corp. ...................     600      45,450
    Citicorp ............................     500      41,312
    Mellon Bank Corp. ...................   1,400      79,800
    NationsBank Corp. ...................     500      41,313
    Wells Fargo & Co. ...................     100      23,887
                                                   ----------
                                                      231,762
                                                   ----------
FINANCIAL SERVICES -- 7.0%
    Household International, Inc. .......   3,000     228,000
    Merrill Lynch & Co., Inc. ...........   2,600     169,325
                                                   ----------
                                                      397,325
                                                   ----------

                                          SHARES     VALUE
                                          -------  ----------
HEALTHCARE SERVICES -- 0.8%
    Oxford Health Plans, Inc. ...........     600  $   24,675
    United Healthcare Corp. .............     400      20,200
                                                   ----------
                                                       44,875
                                                   ----------
RETAIL & MERCHANDISING -- 9.6%
    Comp USA, Inc. ......................   6,500     221,813
    Dayton-Hudson Corp. .................     400      41,250
    Gap, Inc. ...........................   2,400      77,100
    Nike, Inc. Cl-B .....................   1,800     184,950
    Pep Boys-Manny Moe & Jack ...........     700      23,800
                                                   ----------
                                                      548,913
                                                   ----------
SEMI-CONDUCTORS -- 13.3%
    Adaptec, Inc.* ......................   3,800     180,025
    Analog Devices, Inc.* ...............     500      12,750
    Applied Materials, Inc.* ............     500      15,250
    Atmel Corp.* ........................     500      15,063
    Intel Corp. .........................   3,200     235,000
    LSI Logic Corp.* ....................   4,800     124,800
    Xilinx, Inc.* .......................   5,500     174,625
                                                   ----------
                                                      757,513
                                                   ----------
TELECOMMUNICATIONS -- 0.2%
    Octel Communications Corp. ..........     500       9,875
                                                   ----------
TOTAL COMMON STOCK
  (COST $4,561,077) .....................           4,463,006
                                                   ----------
SHORT TERM INVESTMENTS -- 11.7%
    Temporary Investment
      Cash Fund.......................... 333,014     333,014
    Temporary Investment Fund............ 333,014     333,014
                                                   ----------
      (COST $666,028)....................             666,028
                                                   ----------
TOTAL INVESTMENTS -- 90.0%
  (COST $5,227,105)......................           5,129,034
OTHER ASSETS LESS LIABILITIES -- 10.0%...             570,305
                                                   ----------
NET ASSETS -- 100.0%.....................          $5,699,339
                                                   ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depository Receipt
ADS-American Depository Security
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depository Receipt
GDS-Global Depository Security
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Security
TBA-To be Announced Security
VR- Variable Rate Security (1)
ZCB- Zero Coupon Bond-Rate shown is the effective yield at purchase date.
(1)-Rates shown for variable and floating rate securities are the coupon rates as of June 30, 1996.

COUNTRIES/CURRENCIES:
-----------------------
AUD-Australia/Australian Dollar
BEL-Belgium/Belgium Franc
CAN-Canada/Canadian Dollar
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ESP-Spain/Spanish Peseta
FIM-Finland/Finnish Markka
FRF-France/French Franc
HK-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPN-Japan/Japanese Yen
MALA-Malaysia/Malaysian Ringgit
MEX-Mexico/Mexican Peso
NETH-Netherlands/Netherland Guilder
NZD-New Zealand/New Zealand Dollar
SEK-Sweden/Swedish Kroner
SNG-Singapore/Singapore Dollar
SW-Switzerland/Swiss Franc
THB-Thailand/Thai Baht
UK-United Kingdom/British Pound
ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1996 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                    ---------------------------------------------------------------------------------------------
                                                                        PORTFOLIO
   ------------------------------------------------------------------------------------------------------------------------------
                          SELIGMAN                                                             AST                      T. ROWE
                          HENDERSON      LORD ABBETT                  AST       FEDERATED    PHOENIX                     PRICE
                        INTERNATIONAL    GROWTH AND      JANCAP      MONEY       UTILITY     BALANCED    FEDERATED       ASSET
                           EQUITY          INCOME        GROWTH      MARKET      INCOME       ASSET      HIGH YIELD    ALLOCATION
                        -------------    -----------    --------    --------    ---------    --------    ----------    ----------
ASSETS
   Investments in
     securities at
     value (A).......     $ 311,221       $ 376,774     $620,438    $571,977    $123,872     $263,482     $122,516      $ 85,945
   Cash in bank,
     including
     foreign currency
     holdings........        10,916              --           --           1           1           5             6            31
   Receivable for
     securities
     sold............         4,603             286          496          --         417       1,103           851           767
   Receivable for
     dividends and
     interest........         1,713             931          231       1,392         328       1,224         2,352           659
   Receivable for
     fund shares
     sold............            --              --           --          --          --         460         2,278         1,390
   Deferred
     organization
     costs...........            13              --           --          --          --          --            --            --
   Other assets......             1               2            5           6           1           3             1             1
   Unrealized
     appreciation on
     foreign currency
     exchange
     contracts and
     futures.........         1,135              --          441          --          --          --            --            --
                           --------        --------     --------    --------    --------     -------       -------      --------
       TOTAL
         ASSETS......       329,602         377,993      621,611     573,376     124,619     266,277       128,004        88,793
                           --------        --------     --------    --------    --------     -------       -------      --------
LIABILITIES
   Payable for
     securities
     purchased.......         3,304           5,110        8,442          --       2,512       1,794         5,227         2,374
   Payable for fund
     shares
     redeemed........           382             438        1,545          --         233          --            --            --
   Unrealized
     depreciation on
     foreign currency
     exchange
     contracts and
     futures.........            --              --           --          --          --          --            --             2
   Advisory fee
     payable.........           233             226          464         174          64         145            71            57
   Shareholder
     servicing fee
     payable.........            26              30           52          39          10          21             9             7
   Accrued
     expenses........            34              56           84          72          22          59            24            51
   Dividends
     payable.........            --              --           --       1,873          --          --            --            --
                           --------        --------     --------    --------    --------     -------       -------      --------
       TOTAL
       LIABILITIES...         3,979           5,860       10,587       2,158       2,841       2,019         5,331         2,491
                           --------        --------     --------    --------    --------     -------       -------      --------
NET ASSETS...........     $ 325,623       $ 372,133     $611,024    $571,218    $121,778    $264,258      $122,673      $ 86,302
                           ========        ========     ========    ========    ========     =======       =======      ========
COMPONENTS OF NET
 ASSETS
Common stock
 (unlimited number of
 shares authorized,
 $.001 par value per
 share)..............     $      17       $      24     $     36    $    571    $     10     $    22      $     11      $      7
Additional paid-in
 capital.............       290,007         327,968      466,093     570,647     108,855     239,235       117,580        78,232
Undistributed net
 investment income
 (loss)..............           122           3,389        1,307          --       1,640       3,494         4,129         1,082
Accumulated net
 realized gain (loss)
 on investments and
 foreign currency
 transactions........         4,149           8,075       21,383          --         152      11,045           741         2,326
Accumulated net
 unrealized
 appreciation
 (depreciation) on
 investments, foreign
 currency
 transactions, and
 forward currency
 contracts...........        31,328          32,677      122,205          --      11,121      10,462           212         4,655
                           --------        --------     --------    --------    --------     -------       -------      --------
NET ASSETS...........     $ 325,623       $ 372,133     $611,024    $571,218    $121,778    $264,258      $122,673      $ 86,302
                           ========        ========     ========    ========    ========     =======       =======      ========
Shares of common
 stock outstanding...        17,448          24,100       36,061     571,218      10,152      21,544        11,122         7,059
Net asset value,
 offering and
 redemption price per
 share...............     $   18.66       $   15.44     $  16.94    $   1.00    $  12.00     $ 12.27      $  11.03      $  12.23
                           ========        ========     ========    ========    ========     =======       =======      ========
(A) Investments at
 cost................     $ 281,031       $ 344,097     $498,674    $571,977    $112,751    $253,020      $122,304      $ 81,288
                           ========        ========     ========    ========    ========     =======       =======      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
                                                          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
     PIMCO                                                                                       SELIGMAN         T. ROWE
     TOTAL       INVESCO        FOUNDERS       T. ROWE PRICE     T. ROWE PRICE     BERGER        HENDERSON         PRICE
     RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL     CAPITAL     INTERNATIONAL      NATURAL
      BOND        INCOME      APPRECIATION        EQUITY             BOND          GROWTH        SMALL CAP       RESOURCES
    --------     --------     ------------     -------------     -------------     -------     -------------     ---------
    $399,430     $236,641       $154,286         $ 296,444          $59,739        $84,446        $80,089         $32,718
          --           --            251             9,475            4,855             --          3,406              --
       3,989          375            600               242                3            940             --              23
       4,193        1,127             25             1,087            1,585             31            150              47
      13,041           --             --                --            3,875             84            720              48
          --           --             --                --               --             --             --              --
           6            2              1                 2               --             --             --              --
         940           --             --                --               --             --            165              --
    --------     --------       --------         ---------          -------        -------        -------         -------
     421,599      238,145        155,163           307,250           70,057         85,501         84,530          32,836
    --------     --------       --------         ---------          -------        -------        -------         -------
     133,750        1,502          6,960               687              818            737          2,669             479
          --          288            121                83               --             --             --              --
          --           --             --                 5              234             --             --              --
         141          123            111               242               41             53             61              22
          22           37             12                24                5              7              6               3
          41           55             43                59               34             21             36              10
          --           --             --                --               --             --             --              --
    --------     --------       --------         ---------          -------        -------        -------         -------
     133,954        2,005          7,247             1,100            1,132            818          2,772             514
    --------     --------       --------         ---------          -------        -------        -------         -------
    $287,645     $236,140       $147,916         $ 306,150          $68,925        $84,683        $81,758         $32,322
    ========     ========       ========         =========          =======        =======        =======         =======
    $     27     $     18       $      9         $      27          $     7        $     6        $     7         $     3
     289,812      205,070        119,408           274,937           68,309         73,287         74,676          29,459
       6,343        3,029           (826)            1,975            2,609             46            508             127
     (11,923)       4,355          2,178               617           (1,748)           691              6           1,046
       3,386       23,668         27,147            28,594             (252)        10,653          6,561           1,687
    --------     --------       --------         ---------          -------        -------        -------         -------
    $287,645     $236,140       $147,916         $ 306,150          $68,925        $84,683        $81,758         $32,322
    ========     ========       ========         =========          =======        =======        =======         =======
      27,331       18,464          9,086            26,635            6,751          6,085          6,924           2,521
    $  10.52     $  12.79       $  16.28         $   11.49          $ 10.21        $ 13.92        $ 11.81         $ 12.82
    ========     ========       ========         =========          =======        =======        =======         =======
    $396,901     $212,973       $127,139         $ 267,845          $59,756        $73,793        $73,694         $31,031
    ========     ========       ========         =========          =======        =======        =======         =======
--------------------------------------------------------------------------------------------------------------------------
------------------------------
           PORTFOLIO
------------------------------
      PIMCO       ROBERTSON
     LIMITED      STEPHENS
     MATURITY      VALUE +
       BOND        GROWTH
     --------     ---------
     $ 193,006      $ 5,129
            --        1,531
        14,852           20
         1,075            2
         5,636          254
            --           --
            --           --
            14           --
      --------      -------
       214,583        6,936
      --------      -------
        19,063        1,233
            --           --
            --           --
           100            3
            15           --
            33            1
            --           --
      --------      -------
        19,211        1,237
      --------      -------
     $ 195,372      $ 5,699
      ========      =======
      $     19      $     1
       194,879        5,808
         5,058           (2)
        (1,819)         (10)
        (2,765)         (98)
      --------      -------
     $ 195,372      $ 5,699
      ========      =======
        18,774          586
      $  10.41      $  9.73
      ========      =======
      $195,811      $ 5,227
      ========      =======
------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                               ----------------------------------------------------------------------------------
                                                                              PORTFOLIO
   ------------------------------------------------------------------------------------------------------------------------------
                                      SELIGMAN                                                               AST
                                      HENDERSON      LORD ABBETT                    AST       FEDERATED    PHOENIX
                                    INTERNATIONAL    GROWTH AND      JANCAP        MONEY       UTILITY     BALANCED    FEDERATED
                                       EQUITY          INCOME        GROWTH       MARKET       INCOME       ASSET      HIGH YIELD
                                    -------------    -----------    ---------    ---------    ---------    --------    ----------
INVESTMENT INCOME
   Interest......................      $   345         $   759       $   706      $10,679      $   158     $ 3,669      $  4,629
   Dividends.....................        3,631           4,229         2,853           --        2,074         996            14
                                       -------         -------       -------      -------       ------     -------       -------
       Total Investment Income...        3,976           4,988         3,559       10,679        2,232       4,665         4,643
                                       -------         -------       -------      -------       ------     -------       -------
EXPENSES
   Investment advisory fees......        1,495           1,244         2,376          975          373         877           375
   Shareholder servicing fees....          149             166           264          195           56         129            50
   Administration and accounting
     fees........................          129             139           183          153           56         117            50
   Custodian fees................           84              20            41           46           15          23            11
   Professional fees.............           13              14            23           17            5          11             4
   Trustees' fees and expenses...            4               5             8            6            2           4             1
   Insurance fees................            1               4             3           --           --           2             1
   Amortization of organization
     costs.......................           --              --             1           --           --          --            --
   Miscellaneous expenses........           16               7            12           10            5           8            16
                                       -------         -------       -------      -------       ------     -------       -------
       Total Expenses............        1,891           1,599         2,911        1,402          512       1,171           508
       Less: Advisory fee waivers
         and expense
         reimbursements..........         (168)             --            --         (233)          --          --            --
                                       -------         -------       -------      -------       ------     -------       -------
       Net Expenses..............        1,723           1,599         2,911        1,169          512       1,171           508
                                       -------         -------       -------      -------       ------     -------       -------
Net Investment Income (Loss).....        2,253           3,389           648        9,510        1,720       3,494         4,135
                                       -------         -------       -------      -------       ------     -------       -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
       Securities and foreign
         exchange transactions...        4,058           8,101        22,238           --        2,924      11,052           765
       Futures contracts.........           --              --            --           --           --          --            --
       Option contracts..........           --              --            --           --           --          --            --
                                       -------         -------       -------      -------       ------     -------       -------
   Net realized gain (loss) on
     investments and foreign
     currency transactions.......        4,058           8,101        22,238           --        2,924      11,052           765
   Net change in unrealized
     appreciation (depreciation)
     on investments, foreign
     currency transactions, and
     forward currency
     contracts...................       11,929           8,666        49,728           --           (1)     (5,817 )      (1,877)
                                       -------         -------       -------      -------       ------     -------       -------
   Net Increase (Decrease) in Net
     Assets resulting
     from Operations.............      $18,240         $20,156       $72,614      $ 9,510      $ 4,643     $ 8,729      $  3,023
                                       =======         =======       =======      =======       ======     =======       =======

--------------------------------------------------------------------------------
(1) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

 ---------------------------------------------------------------------------------------------------------------------------
                                                          PORTFOLIO
 ---------------------------------------------------------------------------------------------------------------------------
                      PIMCO                                                                                        SELIGMAN
      T. ROWE         TOTAL       INVESCO       FOUNDERS       T. ROWE PRICE     T. ROWE PRICE      BERGER         HENDERSON
    PRICE ASSET      RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL      CAPITAL      INTERNATIONAL
    ALLOCATION        BOND        INCOME      APPRECIATION        EQUITY             BOND           GROWTH         SMALL CAP
    -----------     ---------     -------     ------------     -------------     -------------     ---------     -------------
      $ 1,066       $  7,587      $2,392        $    378          $   510           $ 1,795         $   278         $   131
          471             --       1,669             128            3,261                --             109             774
       ------        -------      -------        -------          -------           -------          ------          ------
        1,537          7,587       4,061             506            3,771             1,795             387             905
       ------        -------      -------        -------          -------           -------          ------          ------
          299            804         767             503            1,273               254             255             257
           35            124         102              56              127                27              34              26
           38            114         100              56              116                47              39              38
           19             19          14              18               81                18               6              12
            3             11           9               5               11                 2               3               2
            1              3           3               2                4                 1               1               1
            1              3           2               1                2                --               1               1
           --             --           1              --               --                --              --              --
           12              6           7               3               24                 5               2               3
       ------        -------      -------        -------          -------           -------          ------          ------
          408          1,084       1,005             644            1,638               354             341             340
           --             --          --              --               --                --              --              --
       ------        -------      -------        -------          -------           -------          ------          ------
          408          1,084       1,005             644            1,638               354             341             340
       ------        -------      -------        -------          -------           -------          ------          ------
        1,129          6,503       3,056            (138)           2,133             1,441              46             565
       ------        -------      -------        -------          -------           -------          ------          ------
        2,221         (9,224)      4,328           1,490            1,790              (811)            895              (2)
           --         (2,013)         --              --               --                --              --              --
           --            (77)         --              --               --               188              --              --
       ------        -------      -------        -------          -------           -------          ------          ------
        2,221        (11,314)      4,328           1,490            1,790              (623)            895              (2)
         (493)           (83)      6,169          13,792           17,020            (1,109)          5,757           6,545
       ------        -------      -------        -------          -------           -------          ------          ------
      $ 2,857       $ (4,894)    $13,553        $ 15,144          $20,943           $  (291)        $ 6,698         $ 7,108
       ======        =======      =======        =======          =======           =======          ======          ======

 -----------------------------------------------
                     PORTFOLIO
 -----------------------------------------------

       T. ROWE          PIMCO        ROBERTSON
        PRICE          LIMITED       STEPHENS
       NATURAL        MATURITY        VALUE +
      RESOURCES         BOND         GROWTH(1)
      ----------     -----------     ---------
        $   85         $ 5,814         $   3
           190              --             1
        ------         -------         -----
           275           5,814             4
        ------         -------         -----
            99             566             4
            11              87             1
            34              87             1
             5               5            --
             1               8            --
            --               2            --
            --               4            --
            --              --            --
             2               1            --
        ------         -------         -----
           152             760             6
            (3)             --            --
        ------         -------         -----
           149             760             6
        ------         -------         -----
           126           5,054            (2)
        ------         -------         -----
         1,049          (1,418)          (10)
            --            (272)           --
            --              --            --
        ------         -------         -----
         1,049          (1,690)          (10)
         1,304          (3,253)          (98)
        ------         -------         -----
        $2,479         $   111         $(110)
        ======         =======         =====

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                            -------------------------------------------------------------------------------------
                                                                               PORTFOLIO
  -------------------------------------------------------------------------------------------------------------------------------
                                            SELIGMAN HENDERSON                LORD ABBETT
                                           INTERNATIONAL EQUITY            GROWTH AND INCOME                JANCAP GROWTH
                                       ----------------------------   ----------------------------   ----------------------------
                                        SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                                           ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                       JUNE 30, 1996   DECEMBER 31,   JUNE 30, 1996   DECEMBER 31,   JUNE 30, 1996   DECEMBER 31,
                                        (UNAUDITED)        1995        (UNAUDITED)        1995        (UNAUDITED)        1995
                                       -------------   ------------   -------------   ------------   -------------   ------------
FROM OPERATIONS
    Net investment income (loss)......   $   2,253       $  2,165       $   3,389       $  3,534       $     648       $  1,686
    Net realized gain (loss) on
      investments
      and foreign currency
      transactions....................       4,058          8,916           8,101          7,136          22,238         38,435
    Net change in unrealized
      appreciation (depreciation) on
      investments, foreign currency
      transactions, and forward
      currency contracts..............      11,929         13,385           8,666         23,471          49,728         58,329
                                          --------       --------        --------       --------        --------       --------
      Net Increase (Decrease) in Net
        Assets from Operations........      18,240         24,466          20,156         34,141          72,614         98,450
                                          --------       --------        --------       --------        --------       --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends to shareholders from net
      investment income...............      (5,032)            --          (3,534)        (1,700)           (753)        (1,363)
    Distributions to shareholders from
      capital gains...................      (5,923)       (12,667)         (7,139)        (1,699)        (24,162)            --
                                          --------       --------        --------       --------        --------       --------
        Total Dividends and
          Distributions
          to Shareholders.............     (10,955)       (12,667)        (10,673)        (3,399)        (24,915)        (1,363)
                                          --------       --------        --------       --------        --------       --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.........      66,978        105,273          85,883        170,735         191,668        135,311
    Net asset value of shares issued
      in
      reinvestment of dividends and
      distributions...................      10,955         12,667          10,673          3,399          24,915          1,363
    Cost of shares redeemed...........     (27,651)       (99,733)        (22,655)        (8,177)        (84,579)       (48,085)
                                          --------       --------        --------       --------        --------       --------
      Increase in Net Assets from
        Capital
        Share Transactions............      50,282         18,207          73,901        165,957         132,004         88,589
                                          --------       --------        --------       --------        --------       --------
        Total Increase in Net
          Assets......................      57,567         30,006          83,384        196,699         179,703        185,676
NET ASSETS
    Beginning of Period...............     268,056        238,050         288,749         92,050         431,321        245,645
                                          --------       --------        --------       --------        --------       --------
    End of Period.....................   $ 325,623       $268,056       $ 372,133       $288,749       $ 611,024       $431,321
                                          ========       ========        ========       ========        ========       ========
SHARES ISSUED AND REDEEMED
    Shares sold.......................       3,646          6,250           5,601         11,930          11,582          9,644
    Shares issued in reinvestment of
      dividends and distributions.....         610            823             707            276           1,569            119
    Shares redeemed...................      (1,534)        (5,865)         (1,486)          (600)         (5,104)        (3,650)
                                          --------       --------        --------       --------        --------       --------
      Net Increase in Shares
        Outstanding...................       2,722          1,208           4,822         11,606           8,047          6,113
                                          ========       ========        ========       ========        ========       ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
                                                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

       AST MONEY MARKET           FEDERATED UTILITY INCOME     AST PHOENIX BALANCED ASSET      FEDERATED HIGH YIELD
----------------------------   ----------------------------   ----------------------------   ---------------------------
 SIX MONTHS                     SIX MONTHS                     SIX MONTHS                     SIX MONTHS
    ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED         YEAR ENDED
JUNE 30, 1996   DECEMBER 31,   JUNE 30, 1996   DECEMBER 31,   JUNE 30, 1996   DECEMBER 31,   JUNE 30, 1996    DECEMBER 31,
 (UNAUDITED)        1995        (UNAUDITED)        1995        (UNAUDITED)        1995        (UNAUDITED)         1995
-------------   ------------   -------------   ------------   -------------   ------------   -------------    ------------
  $   9,510      $   17,992      $   1,720       $  4,023       $   3,494       $  5,210       $   4,135       $  4,026
         --             156          2,924            358          11,052          9,100             765            124
         --              --             (1)        16,069          (5,817)        18,547          (1,877)         3,479
  ---------       ---------       --------       --------        --------       --------        --------       --------
      9,510          18,148          4,643         20,450           8,729         32,857           3,023          7,629
  ---------       ---------       --------       --------        --------       --------        --------       --------
     (9,510)        (17,992)        (4,103)        (3,376)         (5,212)        (3,867)         (4,032)        (1,210)
       (149)             --             --             --          (8,816)            --              --             --
  ---------       ---------       --------       --------        --------       --------        --------       --------
     (9,659)        (17,992)        (4,103)        (3,376)        (14,028)        (3,867)         (4,032)        (1,210)
  ---------       ---------       --------       --------        --------       --------        --------       --------
    672,540         674,956         27,804         43,009          10,438         92,940          52,333         75,531
      9,360          17,896          4,103          3,376          14,028          3,867           4,032          1,210
   (454,758)       (637,371)       (18,068)       (27,265)        (10,115)       (16,215)        (16,375)       (20,776)
  ---------       ---------       --------       --------        --------       --------        --------       --------
    227,142          55,481         13,839         19,120          14,351         80,592          39,990         55,965
  ---------       ---------       --------       --------        --------       --------        --------       --------
    226,993          55,637         14,379         36,194           9,052        109,582          38,981         62,384
    344,225         288,588        107,399         71,205         255,206        145,624          83,692         21,308
  ---------       ---------       --------       --------        --------       --------        --------       --------
  $ 571,218      $  344,225      $ 121,778       $107,399       $ 264,258       $255,206       $ 122,673       $ 83,692
  =========       =========       ========       ========        ========       ========        ========       ========
    672,540         674,956          2,334          4,009             855          7,580           4,732          7,197
      9,360          17,896            351            344           1,158            367             368            124
   (454,758)       (637,371)        (1,530)        (2,569)           (832)        (1,473)         (1,489)        (2,008)
  ---------       ---------       --------       --------        --------       --------        --------       --------
    227,142          55,481          1,155          1,784           1,181          6,474           3,611          5,313
  =========       =========       ========       ========        ========       ========        ========       ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                          -----------------------------------------------------------------------------------
                                                                               PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------------
                                              T. ROWE PRICE                   PIMCO TOTAL
                                             ASSET ALLOCATION                 RETURN BOND               INVESCO EQUITY INCOME
                                       ----------------------------   ----------------------------   ----------------------------
                                        SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                                           ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                       JUNE 30, 1996   DECEMBER 31,   JUNE 30, 1996   DECEMBER 31,   JUNE 30, 1996   DECEMBER 31,
                                        (UNAUDITED)        1995        (UNAUDITED)        1995        (UNAUDITED)        1995
                                       -------------   ------------   -------------   ------------   -------------   ------------
FROM OPERATIONS
    Net investment income (loss).....     $ 1,129        $  1,306       $   6,503       $  5,966       $   3,056       $  3,658
    Net realized gain (loss) on
      investments and foreign
      currency transactions..........       2,221             483         (11,314)         6,557           4,328          5,268
    Net change in unrealized
      appreciation (depreciation) on
      investments, foreign currency
      transactions, and forward
      currency contracts.............        (493)          5,440             (83)         4,574           6,169         19,246
                                          -------         -------         -------        -------         -------        -------
      Net Increase (Decrease) in Net
        Assets from Operations.......       2,857           7,229          (4,894)        17,097          13,553         28,172
                                          -------         -------         -------        -------         -------        -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends to shareholders from
      net investment income..........      (1,316)           (525)         (6,111)        (1,271)         (3,685)        (1,056)
    Distributions to shareholders
      from capital gains.............        (226)             --          (6,703)            --          (4,986)            --
                                          -------         -------         -------        -------         -------        -------
        Total Dividends and
          Distributions to
          Shareholders...............      (1,542)           (525)        (12,814)        (1,271)         (8,671)        (1,056)
                                          -------         -------         -------        -------         -------        -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold........      24,926          31,289          86,076        199,583          64,531         93,257
    Net asset value of shares issued
      in reinvestment of dividends
      and distributions..............       1,542             525          12,814          1,271           8,671          1,056
    Cost of shares redeemed..........        (880)         (2,582)        (18,872)       (37,838)        (18,660)        (9,914)
                                          -------         -------         -------        -------         -------        -------
      Increase in Net Assets from
        Capital Share Transactions...      25,588          29,232          80,018        163,016          54,542         84,399
                                          -------         -------         -------        -------         -------        -------
        Total Increase in Net
          Assets.....................      26,903          35,936          62,310        178,842          59,424        111,515
NET ASSETS
    Beginning of Period..............      59,399          23,463         225,335         46,493         176,716         65,201
                                          -------         -------         -------        -------         -------        -------
    End of Period....................     $86,302        $ 59,399       $ 287,645       $225,335       $ 236,140       $176,716
                                          =======         =======         =======        =======         =======        =======
SHARES ISSUED AND REDEEMED
    Shares sold......................       2,060           2,775           8,014         18,460           5,132          8,188
    Shares issued in reinvestment of
      dividends and distributions....         128              52           1,211            128             705            105
    Shares redeemed..................         (73)           (244)         (1,759)        (3,491)         (1,506)          (850)
                                          -------         -------         -------        -------         -------        -------
      Net Increase in Shares
        Outstanding..................       2,115           2,583           7,466         15,097           4,331          7,443
                                          =======         =======         =======        =======         =======        =======

--------------------------------------------------------------------------------
(1) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

 ----------------------------------------------------------------------------------------------------------------------------
                                                          PORTFOLIO
 ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    BERGER
                                                   T. ROWE PRICE                      T. ROWE PRICE                 CAPITAL
        FOUNDERS CAPITAL APPRECIATION           INTERNATIONAL EQUITY                INTERNATIONAL BOND              GROWTH
        ------------------------------     ------------------------------     ------------------------------     -------------
         SIX MONTHS                         SIX MONTHS                         SIX MONTHS                         SIX MONTHS
            ENDED          YEAR ENDED          ENDED          YEAR ENDED          ENDED          YEAR ENDED          ENDED
        JUNE 30, 1996     DECEMBER 31,     JUNE 30, 1996     DECEMBER 31,     JUNE 30, 1996     DECEMBER 31,     JUNE 30, 1996
         (UNAUDITED)          1995          (UNAUDITED)          1995          (UNAUDITED)          1995          (UNAUDITED)
        -------------     ------------     -------------     ------------     -------------     ------------     -------------
          $    (138)        $   (151)        $   2,133         $  1,454          $ 1,441          $  1,705         $      46
              1,490            2,836             1,790             (908)            (623)               13               895
             13,792           10,589            17,020           15,141           (1,109)            1,290             5,757
           --------         --------          --------         --------          -------           -------          --------
             15,144           13,274            20,943           15,687             (291)            3,008             6,698
           --------         --------          --------         --------          -------           -------          --------
               (547)            (280)           (1,759)            (121)            (697)             (263)             (150)
             (1,109)              --                --             (249)            (884)               --                --
           --------         --------          --------         --------          -------           -------          --------
             (1,656)            (280)           (1,759)            (370)          (1,581)             (263)             (150)
           --------         --------          --------         --------          -------           -------          --------
             86,155           62,848           106,172          101,284           27,967            30,340            48,218
              1,656              280             1,759              370            1,581               263               150
            (43,843)         (14,221)          (16,632)         (30,055)          (4,353)           (2,964)          (16,212)
           --------         --------          --------         --------          -------           -------          --------
             43,968           48,907            91,299           71,599           25,195            27,639            32,156
           --------         --------          --------         --------          -------           -------          --------
             57,456           61,901           110,483           86,916           23,323            30,384            38,704
             90,460           28,559           195,667          108,751           45,602            15,218            45,979
           --------         --------          --------         --------          -------           -------          --------
          $ 147,916         $ 90,460         $ 306,150         $195,667          $68,925          $ 45,602         $  84,683
           ========         ========          ========         ========          =======           =======          ========
              5,469            4,764             9,609           10,012            2,716             2,996             3,568
                115               26               161               41              156                27                11
             (2,848)          (1,074)           (1,500)          (2,997)            (422)             (295)           (1,201)
           --------         --------          --------         --------          -------           -------          --------
              2,736            3,716             8,270            7,056            2,450             2,728             2,378
           ========         ========          ========         ========          =======           =======          ========

 ----------------------------------------------------
                     PORTFOLIO
 ----------------------------------------------------
         BERGER
         CAPITAL             SELIGMAN HENDERSON
         GROWTH            INTERNATIONAL SMALL CAP
      ------------     ------------------------------
                        SIX MONTHS
       YEAR ENDED          ENDED          YEAR ENDED
      DECEMBER 31,     JUNE 30, 1996     DECEMBER 31,
          1995          (UNAUDITED)        1995(1)
      ------------     -------------     ------------
        $    150          $   565          $     72
            (195)              (2)                8
           4,860            6,545                16
         -------          -------           -------
           4,815            7,108                96
         -------          -------           -------
              (3)            (129)               --
              --               --                --
         -------          -------           -------
              (3)            (129)               --
         -------          -------           -------
          42,283           50,836            29,685
               3              129                --
          (4,149)          (4,641)           (1,326)
         -------          -------           -------
          38,137           46,324            28,359
         -------          -------           -------
          42,949           53,303            28,455
           3,030           28,455                --
         -------          -------           -------
        $ 45,979          $81,758          $ 28,455
         =======          =======           =======
           3,773            4,573             2,884
              --               12                --
            (370)            (417)             (128)
         -------          -------           -------
           3,403            4,168             2,756
         =======          =======           =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                         ----------------------------------------------------------------------------------
                                                                              PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------------
                                             T. ROWE PRICE                        PIMCO LIMITED
                                           NATURAL RESOURCES                      MATURITY BOND               ROBERTSON STEPHENS
                                    --------------------------------     --------------------------------       VALUE + GROWTH
                                     SIX MONTHS                           SIX MONTHS                          -------------------
                                        ENDED            YEAR ENDED          ENDED            YEAR ENDED         PERIOD ENDED
                                    JUNE 30, 1996       DECEMBER 31,     JUNE 30, 1996       DECEMBER 31,        JUNE 30, 1996
                                     (UNAUDITED)          1995(1)         (UNAUDITED)          1995(1)          (UNAUDITED)(2)
                                    -------------       ------------     -------------       ------------     -------------------
FROM OPERATIONS
    Net investment income
      (loss)......................     $   126             $   30          $   5,054           $    765             $    (2)
    Net realized gain (loss) on
      investments and foreign
      currency transactions.......       1,049                 31             (1,690)               174                 (10)
    Net change in unrealized
      appreciation (depreciation)
      on investments, foreign
      currency transactions, and
      forward currency
      contracts...................       1,304                383             (3,253)               488                 (98)
                                      --------           --------           --------           --------           ---------
      Net Increase (Decrease) in
        Net Assets from
        Operations................       2,479                444                111              1,427                (110)
                                      --------           --------           --------           --------           ---------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends to shareholders from
      net investment income.......         (29)                --               (761)                --                  --
    Distributions to shareholders
      from
      capital gains...............         (34)                --               (303)                --                  --
                                      --------           --------           --------           --------           ---------
      Total Dividends and
        Distributions
        to Shareholders...........         (63)                --             (1,064)                --                  --
                                      --------           --------           --------           --------           ---------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.....      29,362              9,686             53,615            166,622               6,053
    Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............          63                 --              1,064                 --                  --
    Cost of shares redeemed.......      (8,781)              (868)           (20,294)            (6,109)               (244)
                                      --------           --------           --------           --------           ---------
      Increase in Net Assets from
        Capital
        Share Transactions........      20,644              8,818             34,385            160,513               5,809
                                      --------           --------           --------           --------           ---------
        Total Increase in Net
          Assets..................      23,060              9,262             33,432            161,940               5,699
NET ASSETS
    Beginning of Period...........       9,262                 --            161,940                 --                  --
                                      --------           --------           --------           --------           ---------
    End of Period.................     $32,322             $9,262          $ 195,372           $161,940             $ 5,699
                                      ========           ========           ========           ========            ========
SHARES ISSUED AND REDEEMED
    Shares sold...................       2,375                918              5,162             16,062                 611
    Shares issued in reinvestment
      of dividends and
      distributions...............           5                 --                102                 --                  --
    Shares redeemed...............        (693)               (84)            (1,955)              (597)                (25)
                                      --------           --------           --------           --------           ---------
      Net Increase in Shares
        Outstanding...............       1,687                834              3,309             15,465                 586
                                      ========           ========           ========           ========            ========

--------------------------------------------------------------------------------
(1) Commenced operations on May 2, 1995.
(2) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  -------------------------------------------------------------------
                                                                              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                               SELIGMAN HENDERSON INTERNATIONAL EQUITY
                                                ---------------------------------------------------------------------
                                                 SIX MONTHS                      FOR THE YEAR ENDED
                                                    ENDED                           DECEMBER 31,
                                                JUNE 30, 1996  ------------------------------------------------------
                                                 (UNAUDITED)     1995        1994        1993       1992       1991
                                                -------------  --------    --------    --------    -------    -------
Net Asset Value at Beginning of Period.........   $   18.20    $  17.61    $  17.34    $  12.74    $ 13.90    $ 12.99
                                                   --------    --------    --------     -------    -------    -------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)...............        0.13        0.14        0.10        0.14      (0.17)      0.01
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions....................        1.02        1.44        0.36        4.46      (0.99)      0.90
                                                   --------    --------    --------     -------    -------    -------
         Total Increase (Decrease) From
           Investment Operations...............        1.15        1.58        0.46        4.60      (1.16)      0.91
                                                   --------    --------    --------     -------    -------    -------
Less Dividends and Distributions
    Dividends from Net Investment Income.......       (0.32)         --       (0.03)         --         --         --
    Distributions from Net Realized
      Capital Gains............................       (0.37)      (0.99)      (0.16)         --         --         --
                                                   --------    --------    --------     -------    -------    -------
         Total Dividends and Distributions.....       (0.69)      (0.99)      (0.19)         --         --         --
                                                   --------    --------    --------     -------    -------    -------
Net Asset Value at End of Period...............   $   18.66    $  18.20    $  17.61    $  17.34    $ 12.74    $ 13.90
                                                   ========    ========    ========     =======    =======    =======
Total Return...................................        6.45%      10.00%       2.64%      36.11%     (8.35%)     7.01%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's).....   $ 325,623    $268,056    $238,050    $150,646    $24,998    $15,892
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and Expense
         Reimbursement.........................        1.15%(1)     1.17%      1.22%       1.52%      2.50%      2.50%
      Before Advisory Fee Waiver and Expense
         Reimbursement.........................        1.26%(1)     1.27%      1.32%       1.52%      2.50%      2.82%
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and Expense
         Reimbursement.........................        1.51%(1)     0.88%      0.55%       0.28%     (1.62%)     0.12%
      Before Advisory Fee Waiver and Expense
         Reimbursement.........................        1.40%(1)     0.78%      0.46%       0.28%     (1.62%)    (0.20%)
Portfolio Turnover Rate........................       24.71%      58.62%      48.69%      31.69%     54.56%     58.74%
Average Commission Rate Paid+..................   $  0.0150          --          --          --         --         --

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              ------------------------------------------------------------
                                                                                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                       LORD ABBETT GROWTH AND INCOME
                                                         ----------------------------------------------------------
                                                          SIX MONTHS                 FOR THE YEAR ENDED
                                                             ENDED                      DECEMBER 31,
                                                         JUNE 30, 1996    -----------------------------------------
                                                          (UNAUDITED)       1995       1994       1993      1992(2)
                                                         -------------    --------    -------    -------    -------
Net Asset Value at Beginning of Period..................   $   14.98      $  12.00    $ 12.06    $ 10.70    $ 10.00
                                                            --------       -------    -------    -------    --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)........................        0.13          0.16       0.20       0.11       0.07
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions.............................        0.85          3.22       0.06       1.35       0.63
                                                            --------       -------    -------    -------    --------
         Total Increase (Decrease) From
           Investment Operations........................        0.98          3.38       0.26       1.46       0.70
                                                            --------       -------    -------    -------    --------
Less Dividends and Distributions
    Dividends from Net Investment Income................       (0.17)        (0.20)     (0.12)     (0.04)        --
    Distributions from Net Realized
      Capital Gains.....................................       (0.35)        (0.20)     (0.20)     (0.06)        --
                                                            --------       -------    -------    -------    --------
         Total Dividends and Distributions..............       (0.52)        (0.40)     (0.32)     (0.10)        --
                                                            --------       -------    -------    -------    --------
Net Asset Value at End of Period........................   $   15.44      $  14.98    $ 12.00    $ 12.06    $ 10.70
                                                            ========       =======    =======    =======    ========
Total Return............................................        6.61%        28.91%      2.22%     13.69%      7.00%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)..............   $ 372,133      $288,749    $92,050    $48,385    $10,159
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................        0.96%(1)      0.99%      1.06%      1.22%      0.99%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................        0.96%(1)      0.99%      1.06%      1.33%      1.75%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement..........................        2.04%(1)      2.50%      2.45%      2.05%      2.49%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement..........................        2.04%(1)      2.50%      2.45%      1.94%      1.73%(1)
Portfolio Turnover Rate.................................       21.36%        50.28%     60.47%     56.70%     34.29%
Average Commission Rate Paid+...........................   $  0.0663            --         --         --         --

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(2) Commenced operations on May 1, 1992.
(3) Commenced operations on November 6, 1992.
(4) Commenced operations on November 10, 1992.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                         JANCAP GROWTH                                                     AST MONEY MARKET
 ---------------------------------------------------------------     ----------------------------------------------------------
  SIX MONTHS                  FOR THE YEAR ENDED                    SIX MONTHS              FOR THE YEAR ENDED
     ENDED                       DECEMBER 31,                          ENDED                   DECEMBER 31,
 JUNE 30, 1996    --------------------------------------------     JUNE 30, 1996   --------------------------------------------
  (UNAUDITED)       1995       1994        1993      1992(3)        (UNAUDITED)       1995        1994       1993      1992(4)
 -------------    --------   --------    --------    -------       -------------   --------    --------    --------    --------
   $   15.40      $  11.22   $  11.78    $  10.53    $ 10.00       $    1.00      $   1.00    $   1.00    $   1.00     $   1.00
    --------       -------    -------     -------    --------       --------      --------    --------    --------     --------
        0.01          0.06       0.06        0.03      (0.01)         0.0243        0.0494      0.0369      0.0252       0.0032
        2.35          4.18      (0.59)       1.22       0.54          0.0005            --          --          --           --
    --------       -------    -------     -------    --------       --------      --------    --------    --------     --------
        2.36          4.24      (0.53)       1.25       0.53          0.0248        0.0494      0.0369      0.0252       0.0032
    --------       -------    -------     -------    --------       --------      --------    --------    --------     --------
       (0.02)        (0.06)     (0.03)         --         --         (0.0243)      (0.0494)    (0.0367)    (0.0252)     (0.0032)
       (0.80)           --         --          --         --         (0.0005)           --     (0.0002)         --           --
    --------       -------    -------     -------    --------       --------      --------    --------    --------     --------
       (0.82)        (0.06)     (0.03)         --         --         (0.0248)      (0.0494)    (0.0369)    (0.0252)     (0.0032)
    --------       -------    -------     -------    --------       --------      --------    --------    --------     --------
   $   16.94      $  15.40   $  11.22    $  11.78    $ 10.53       $    1.00      $   1.00    $   1.00    $   1.00     $   1.00
    ========       =======    =======     =======    ========       ========      ========    ========    ========     ========
       15.72%        37.98%     (4.51%)     11.87%      5.30%            N/A           N/A         N/A         N/A          N/A
   $ 611,024      $431,321   $245,645    $157,852    $15,218       $ 571,218      $344,225    $288,588    $114,074     $  4,294
        1.10%(1)      1.12%      1.18%       1.22%      1.33% (1)        0.60%(1)     0.60%       0.64%       0.65%        0.65%(1)
        1.10%(1)      1.12%      1.18%       1.22%      2.21% (1)        0.72%(1)     0.72%       0.76%       0.84%        1.15%(1)
        0.25%(1)      0.51%      0.62%       0.35%     (0.90%)(1)        4.88%(1)     5.38%       3.90%       2.53%        2.43%(1)
        0.25%(1)      0.51%      0.62%       0.35%     (1.78%)(1)        4.76%(1)     5.26%       3.78%       2.34%        1.93%(1)
       65.51%       113.32%     93.92%      92.16%      1.52%            N/A           N/A         N/A         N/A          N/A
   $  0.0630            --         --          --         --             N/A            --          --           --          --

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                ---------------------------------------------------------
                                                                                   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                            FEDERATED UTILITY INCOME
                                                            --------------------------------------------------------
                                                             SIX MONTHS                  FOR THE YEAR ENDED
                                                                ENDED                       DECEMBER 31,
                                                            JUNE 30, 1996       ------------------------------------
                                                             (UNAUDITED)          1995          1994         1993(5)
                                                            -------------       --------       -------       -------
Net Asset Value at Beginning of Period....................    $   11.94         $   9.87       $ 10.79       $ 10.00
                                                               --------         --------       -------       --------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)..........................         0.15             0.40          0.46          0.17
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions...............................         0.35             2.09         (1.20)         0.62
                                                               --------         --------       -------       --------
         Total Increase (Decrease) From
           Investment Operations..........................         0.50             2.49         (0.74)         0.79
                                                               --------         --------       -------       --------
Less Dividends and Distributions
    Dividends from Net Investment Income..................        (0.44)           (0.42)        (0.16)           --
    Distributions from Net Realized
      Capital Gains.......................................           --               --         (0.02)           --
                                                               --------         --------       -------       --------
         Total Dividends and Distributions................        (0.44)           (0.42)        (0.18)           --
                                                               --------         --------       -------       --------
Net Asset Value at End of Period..........................    $   12.00         $  11.94       $  9.87       $ 10.79
                                                               ========         ========       =======       ========
Total Return..............................................         4.31%           26.13%        (6.95%)        7.90%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)................    $ 121,778         $107,399       $71,205       $57,643
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................         0.92%(1)         0.93%         0.99%         1.18%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................         0.92%(1)         0.93%         0.99%         1.18%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement............................         3.07%(1)         4.58%         5.11%         5.09%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement............................         3.07%(1)         4.58%         5.11%         5.09%(1)
Portfolio Turnover Rate...................................        41.42%           70.94%        54.26%         5.30%
Average Commission Rate Paid+.............................    $  0.0488               --            --            --

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(5) Commenced operations on May 4, 1993.
(6) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     T. ROWE PRICE ASSET
            AST PHOENIX BALANCED ASSET                       FEDERATED HIGH YIELD                         ALLOCATION
 ------------------------------------------------    -------------------------------------     ---------------------------------
  SIX MONTHS            FOR THE YEAR ENDED           SIX MONTHS      FOR THE YEAR ENDED     SIX MONTHS      FOR THE YEAR ENDED
     ENDED                 DECEMBER 31,                 ENDED           DECEMBER 31,           ENDED           DECEMBER 31,
 JUNE 30, 1996    ------------------------------    JUNE 30, 1996    -------------------   JUNE 30, 1996   -------------------
  (UNAUDITED)       1995        1994    1993(5)     (UNAUDITED)      1995      1994(6)      (UNAUDITED)     1995        1994(6)
 -------------    --------    --------  -------     ------------    -------    -------     -------------   -------      -------
   $   12.53      $  10.49    $  10.57  $ 10.00      $   11.14      $  9.69    $ 10.00        $ 12.01      $  9.94      $ 10.00
    --------       -------     -------  -------       --------      --------   --------      --------      --------     --------
        0.16          0.26        0.27     0.08           0.31         0.38       0.55           0.15         0.26         0.21
        0.26          2.06       (0.26)    0.49           0.05         1.46      (0.86)          0.36         2.02        (0.27)
    --------       -------     -------  -------       --------      --------   --------      --------      --------     --------
        0.42          2.32        0.01     0.57           0.36         1.84      (0.31)          0.51         2.28        (0.06)
    --------       -------     -------  -------       --------      --------   --------      --------      --------     --------
       (0.25)        (0.28)      (0.07)      --          (0.47)       (0.39)        --          (0.25)       (0.21)          --
       (0.43)           --       (0.02)      --             --           --         --          (0.04)          --           --
    --------       -------     -------  -------       --------      --------   --------      --------      --------     --------
       (0.68)        (0.28)      (0.09)      --          (0.47)       (0.39)        --          (0.29)       (0.21)          --
    --------       -------     -------  -------       --------      --------   --------      --------      --------     --------
   $   12.27      $  12.53    $  10.49  $ 10.57      $   11.03      $ 11.14    $  9.69        $ 12.23      $ 12.01      $  9.94
    ========       =======     =======  =======       ========      ========   ========      ========      ========     ========
        3.47%        22.60%       0.09%    5.70%          3.28%       19.57%     (3.10%)         4.27%       23.36%       (0.60%)
   $ 264,258      $255,206    $145,624  $91,591      $ 122,673      $83,692    $21,308        $86,302      $59,399      $23,463
        0.91%(1)      0.94%       0.99%    1.13%(1)       1.01%(1)     1.11%      1.15%(1)       1.16%(1)     1.25%        1.25%(1)
        0.91%(1)      0.94%       0.99%    1.13%(1)       1.01%(1)     1.11%      1.34%(1)       1.16%(1)     1.29%        1.47%(1)
        2.71%(1)      3.28%       3.08%    2.53%(1)       8.27%(1)     8.72%      9.06%(1)       3.21%(1)     3.53%        3.64%(1)
        2.71%(1)      3.28%       3.08%    2.53%(1)       8.27%(1)     8.72%      8.87%(1)       3.21%(1)     3.49%        3.42%(1)
       91.99%       160.94%      86.50%   46.35%         25.94%       29.64%     40.55%         27.64%       17.62%       31.62%
   $  0.0609            --          --       --            N/A           --         --        $0.0359           --          --

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          ----------------------------------------------------------------------------
                                                                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                PIMCO TOTAL RETURN BOND                  INVESCO EQUITY INCOME
                                          ------------------------------------    ------------------------------------
                                           SIX MONTHS      FOR THE YEAR ENDED      SIX MONTHS      FOR THE YEAR ENDED
                                              ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                          JUNE 30, 1996    -------------------    JUNE 30, 1996    -------------------
                                           (UNAUDITED)       1995      1994(6)     (UNAUDITED)       1995      1994(6)
                                          -------------    --------    -------    -------------    --------    -------
Net Asset Value at Beginning of Period...   $   11.34      $   9.75    $ 10.00      $   12.50      $   9.75    $ 10.00
                                             --------      --------    -------       --------      --------    -------
Increase (Decrease) from Investment
  Operations
    Net Investment Income (Loss).........        0.21          0.25       0.26           0.15          0.25       0.16
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions..............       (0.44)         1.55      (0.51)          0.71          2.65      (0.41)
                                             --------      --------    -------       --------      --------    -------
         Total Increase (Decrease) From
           Investment Operations.........       (0.23)         1.80      (0.25)          0.86          2.90      (0.25)
                                             --------      --------    -------       --------      --------    -------
Less Dividends and Distributions
    Dividends from Net Investment
      Income.............................       (0.28)        (0.21)        --          (0.24)        (0.15)        --
    Distributions from Net Realized
      Capital Gains......................       (0.31)           --         --          (0.33)           --         --
                                             --------      --------    -------       --------      --------    -------
         Total Dividends and
           Distributions.................       (0.59)        (0.21)        --          (0.57)        (0.15)        --
                                             --------      --------    -------       --------      --------    -------
Net Asset Value at End of Period.........   $   10.52      $  11.34    $  9.75      $   12.79      $  12.50    $  9.75
                                             ========      ========    =======       ========      ========    =======
Total Return.............................       (2.07%)       18.78%     (2.50%)         7.04%        30.07%     (2.50%)
Ratios/Supplemental Data
    Net Assets at End of Period (in
      000's).............................   $ 287,645      $225,335    $46,493      $ 236,140      $176,716    $65,201
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........        0.88%(1)      0.89%      1.02%(1)       0.98%(1)      0.98%      1.14%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........        0.88%(1)      0.89%      1.02%(1)       0.98%(1)      0.98%      1.14%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement...........        5.25%(1)      5.95%      5.57%(1)       2.99%(1)      3.34%      3.41%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement...........        5.25%(1)      5.95%      5.57%(1)       2.99%(1)      3.34%      3.41%(1)
Portfolio Turnover Rate..................      318.44%       124.41%    139.25%         28.83%        89.48%     62.87%
Average Commission Rate Paid+............         N/A            --         --      $  0.0604            --         --

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(6) Commenced operations on January 4, 1994.
(7) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
                                                           PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                           T. ROWE PRICE                              T. ROWE PRICE
        FOUNDERS CAPITAL APPRECIATION                  INTERNATIONAL EQUITY                        INTERNATIONAL BOND
    -------------------------------------     ---------------------------------------     -------------------------------------
     SIX MONTHS       FOR THE YEAR ENDED       SIX MONTHS        FOR THE YEAR ENDED        SIX MONTHS       FOR THE YEAR ENDED
        ENDED            DECEMBER 31,             ENDED             DECEMBER 31,              ENDED            DECEMBER 31,
    JUNE 30, 1996     -------------------     JUNE 30, 1996     ---------------------     JUNE 30, 1996     -------------------
     (UNAUDITED)       1995       1994(6)      (UNAUDITED)        1995       1994(6)       (UNAUDITED)       1995       1994(7)
    -------------     -------     -------     -------------     --------     --------     -------------     -------     -------
      $   14.25       $ 10.84     $ 10.00       $   10.65       $   9.62     $  10.00        $ 10.60        $  9.68     $ 10.00
       --------       -------     -------        --------       --------     --------        -------        -------     -------
           0.02         (0.04)       0.11            0.07           0.07         0.02           0.09           0.31        0.27
           2.28          3.54        0.73            0.85           0.99        (0.40)         (0.17)          0.75       (0.59)
       --------       -------     -------        --------       --------     --------        -------        -------     -------
           2.30          3.50        0.84            0.92           1.06        (0.38)         (0.08)          1.06       (0.32)
       --------       -------     -------        --------       --------     --------        -------        -------     -------
          (0.09)        (0.09)         --           (0.08)         (0.01)          --          (0.14)         (0.14)         --
          (0.18)           --          --              --          (0.02)          --          (0.17)            --          --
       --------       -------     -------        --------       --------     --------        -------        -------     -------
          (0.27)        (0.09)         --           (0.08)         (0.03)          --          (0.31)         (0.14)         --
       --------       -------     -------        --------       --------     --------        -------        -------     -------
      $   16.28       $ 14.25     $ 10.84       $   11.49       $  10.65     $   9.62        $ 10.21        $ 10.60     $  9.68
       ========       =======     =======        ========       ========     ========        =======        =======     =======
          16.33%        32.56%       8.40%           8.68%         11.09%       (3.80%)        (0.73%)        11.10%      (3.20%)
      $ 147,916       $90,460     $28,559       $ 306,150       $195,667     $108,751        $68,925        $45,602     $15,218
           1.15% (1)     1.22%       1.30%(1)        1.29%(1)       1.33%        1.75%(1)       1.29%(1)       1.53%       1.68%(1)
           1.15% (1)     1.22%       1.55%(1)        1.29%(1)       1.33%        1.77%(1)       1.29%(1)       1.53%       1.68%(1)
          (0.25%)(1)    (0.28%)      2.59%(1)        1.68%(1)       1.03%        0.45%(1)       5.25%(1)       6.17%       7.03%(1)
          (0.25%)(1)    (0.28%)      2.34%(1)        1.68%(1)       1.03%        0.43%(1)       5.25%(1)       6.17%       7.03%(1)
          46.57%        68.32%     197.93%           6.99%         17.11%       15.70%        120.27%        325.00%     163.27%
      $  0.0554            --          --       $  0.0232             --           --            N/A             --          --

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         --------------------------------------------
                                                                                        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                                                                      BERGER CAPITAL
                                                                                          GROWTH
                                                                        ------------------------------------------
                                                                         SIX MONTHS           FOR THE YEAR ENDED
                                                                            ENDED                DECEMBER 31,
                                                                        JUNE 30, 1996       ----------------------
                                                                         (UNAUDITED)         1995         1994(8)
                                                                        -------------       -------       --------
Net Asset Value at Beginning of Period................................     $ 12.40          $  9.97        $10.00
                                                                          --------          --------      -------
Increase (Decrease) from
  Investment Operations
    Net Investment Income (Loss)......................................          --             0.04          0.01
    Net Realized & Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions...........................................        1.55             2.40         (0.04)
                                                                          --------          --------      -------
         Total Increase (Decrease) From
           Investment Operations......................................        1.55             2.44         (0.03)
                                                                          --------          --------      -------
Less Dividends and Distributions
    Dividends from Net Investment Income..............................       (0.03)           (0.01)           --
    Distributions from Net Realized
      Capital Gains...................................................          --               --            --
                                                                          --------          --------      -------
         Total Dividends and Distributions............................       (0.03)           (0.01)           --
                                                                          --------          --------      -------
Net Asset Value at End of Period......................................     $ 13.92          $ 12.40        $ 9.97
                                                                          ========          ========      =======
Total Return..........................................................       12.54%           24.42%        (0.30%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)............................     $84,683          $45,979        $3,030
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................        1.00%(1)         1.17%         1.25%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................        1.00%(1)         1.17%         1.70%(1)
Ratios of Net Investment Income (Loss) to
  Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................        0.14%(1)         0.70%         1.41%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................        0.14%(1)         0.70%         0.97%(1)
Portfolio Turnover Rate...............................................       58.88%           84.21%         5.36%
Average Commission Rate Paid+.........................................     $0.0590               --            --

--------------------------------------------------------------------------------

  + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(8) Commenced operations on October 20, 1994.
(9) Commenced operations on May 2, 1995.
(10) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
        SELIGMAN HENDERSON                       T. ROWE PRICE                          PIMCO LIMITED            ROBERTSON STEPHENS
     INTERNATIONAL SMALL CAP                   NATURAL RESOURCES                        MATURITY BOND              VALUE + GROWTH
----------------------------------     ----------------------------------     ---------------------------------- -------------------
 SIX MONTHS                             SIX MONTHS                             SIX MONTHS
    ENDED       FOR THE YEAR ENDED         ENDED       FOR THE YEAR ENDED         ENDED       FOR THE YEAR ENDED    PERIOD ENDED
JUNE 30, 1996      DECEMBER 31,        JUNE 30, 1996      DECEMBER 31,        JUNE 30, 1996      DECEMBER 31,     JUNE 30, 1996(10)
 (UNAUDITED)         1995(9)            (UNAUDITED)         1995(9)            (UNAUDITED)         1995(9)           (UNAUDITED)
-------------   ------------------     -------------   ------------------     -------------   ------------------   ---------------
   $ 10.33           $  10.00             $ 11.11            $10.00             $   10.47          $  10.00          $ 10.00
   -------            -------             -------            ------              --------          --------           ------
      0.08               0.03                0.03              0.04                  0.27              0.05               --
      1.43               0.30                1.72              1.07                 (0.26)             0.42            (0.27)
   -------            -------             -------            ------              --------          --------           ------
      1.51               0.33                1.75              1.11                  0.01              0.47            (0.27)
   -------            -------             -------            ------              --------          --------           ------
     (0.03)                --               (0.02)               --                 (0.05)               --               --
        --                 --               (0.02)               --                 (0.02)               --               --
   -------            -------             -------            ------              --------          --------           ------
     (0.03)                --               (0.04)               --                 (0.07)               --               --
   -------            -------             -------            ------              --------          --------           ------
   $ 11.81           $  10.33             $ 12.82            $11.11             $   10.41          $  10.47          $  9.73
   =======            =======             =======            ======              ========          ========           ======
     14.66%              3.30%              15.83%            11.10%                 0.05%             4.70%           (2.70%)
   $81,758           $ 28,455             $32,322            $9,262             $ 195,372          $161,940          $ 5,699
      1.32%(1)           1.46%(1)            1.35%(1)          1.35%(1)              0.87%(1)          0.89%(1)         1.33%(1)
      1.32%(1)           1.46%(1)            1.38%(1)          1.80%(1)              0.87%(1)          0.89%(1)         1.33%(1)
      2.19%(1)           0.94%(1)            1.15%(1)          1.28%(1)              5.81%(1)          4.87%(1)        (0.41%)(1)
      2.19%(1)           0.94%(1)            1.12%(1)          0.83%(1)              5.81%(1)          4.87%(1)        (0.41%)(1)
      8.58%              3.52%              28.78%             2.32%               158.19%           204.85%            3.42%
   $0.0219                 --             $0.0171                --                   N/A                --          $0.0510
------------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

American Skandia Trust (the "Trust"), was organized under the laws of the Commonwealth of Massachusetts on October 31, 1988, as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust operates as a series company, issuing eighteen classes of shares of beneficial interest during 1996: Seligman Henderson International Equity Portfolio ("Henderson"), Lord Abbett Growth and Income Portfolio ("Lord Abbett"), JanCap Growth Portfolio ("JanCap"), AST Money Market Portfolio ("Money Market"), Federated Utility Income Portfolio ("Federated"), AST Phoenix Balanced Asset Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("PIMCO"), INVESCO Equity Income Portfolio ("INVESCO"), Founders Capital Appreciation Portfolio ("Founders"), T. Rowe Price International Equity Portfolio ("T. Rowe"), T. Rowe Price International Bond Portfolio ("International Bond") (formerly, AST Scudder International Bond Portfolio), Berger Capital Growth Portfolio ("Berger"), Seligman Henderson International Small Cap Portfolio ("Small Cap"), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio ("Limited Maturity"), and Robertson Stephens Value + Growth Portfolio ("Robertson Stephens") (collectively "the Portfolios").

The following is a summary of the Trust's significant accounting policies:

Security Valuation

All Portfolios, other than Money Market: Securities are valued at the close of regular trading on each business day the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities on which there were no transactions, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

Short-term obligations with less than sixty days remaining to maturity are valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and thereafter are valued on an amortized cost basis based on the value on such date.

Money Market: Securities are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Foreign Currency Translation and Foreign Currency Exchange Contracts

The Trust's investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates determined prior to the close of the NYSE. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions.

A foreign currency exchange contract (FCEC) is a commitment to purchase or sell a specified amount of foreign currency at the settlement date at a specified rate. FCECs are used to hedge against foreign exchange rate risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign

--------------------------------------------------------------------------------

currencies. Risks may arise upon entering into FCECs from the potential inability of counterparties to meet the terms of their contracts. Also, when utilizing FCECs a Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. FCECs are marked-to-market daily at the applicable exchange rates and any gains or losses are recorded as unrealized until the contract settlement date.

Futures and Options

Certain Portfolios, as permitted by the Trust's prospectus, may enter into futures contracts and purchase and write both put and call options. Futures contracts provide for the future sale by one party and purchase by another of a specified amount of a financial instrument at an agreed upon price and date. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security or currency at a specified price on a certain date. For both futures and options, risks arise from possible illiquidity and from movements in security values, interest rates or currency values.

Futures and purchased options are valued based on their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Fluctuations in the value of futures and options are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Investment Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are recognized on the FIFO cost basis. Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Gains or losses on premiums from expired options are recognized on the date of expiration.

Dividends and Distributions to Shareholders

All Portfolios other than Money Market: Dividends and distributions arising from net investment income and net short-term and long-term capital gains, if any, are declared and paid annually.

Money Market: Dividends from net investment income are declared daily and paid monthly, and capital gains, if any, are declared and paid annually.

Organization Costs

The Trust bears all costs in connection with its organization, including the initial fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from May 1, 1992.

Tax Matters

It is the Trust's policy to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to distribute all of its taxable income, as well as any net realized gains to its shareholders. Therefore, no federal income tax provision has been made. Foreign taxes have been provided for dividend and interest income earned on foreign investments in accordance with the applicable country's tax rates and, to the extent unrecoverable, are recorded as a reduction of investment income.

2.  INVESTMENT MANAGEMENT AGREEMENTS,
    INVESTMENT SUB-ADVISORY
    AGREEMENTS AND TRANSACTIONS
    WITH AFFILIATES

The Portfolios have entered into Investment Management Agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management

--------------------------------------------------------------------------------

and administrative services. The Investment Manager has engaged the following entities as sub-advisors for their respective Portfolios: Seligman Henderson Co., a joint venture between J. & W. Seligman & Co. Incorporated and Henderson International, Inc. for Henderson and Small Cap, Lord Abbett & Co. for Lord Abbett, Janus Capital Corporation for JanCap, J. P. Morgan Investment Management Inc. for Money Market, Federated Investment Counseling for Federated and High Yield, Phoenix Investment Counsel, Inc. for Balanced, T. Rowe Price Associates, Inc. for Asset Allocation and Natural Resources, Pacific Investment Management Co. for PIMCO and Limited Maturity, INVESCO Trust Co. for INVESCO, Founders Asset Management, Inc. for Founders, Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe and International Bond, Berger Associates, Inc. for Berger, and Robertson, Stephens & Company Investment Management, L.P. for Robertson Stephens. The Investment Manager receives a fee computed daily and paid monthly based on an annual rate of 1.00%, .75%, .90%,
 .50%, .75%, .75%, .75%, .85%, .65%, .75%, .90%, 1.00%, .80%, .75%, 1.00%, .90%,
 .65%, and 1.00% of the average daily net assets of the Henderson, Lord Abbett, JanCap, Money Market, Federated, Balanced, High Yield, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, International Bond, Berger, Small Cap, Natural Resources, Limited Maturity, and Robertson Stephens Portfolios, respectively. The fees for Federated are at the rate of .60% for average daily net assets in excess of $50,000,000 and for Balanced are at the rate of .65% for average daily net assets in excess of $75,000,000. The Investment Manager is currently voluntarily waiving .15% of its fee for Henderson on average daily net assets in excess of $75,000,000, and .05% of its fee for Money Market.

The Investment Manager pays each sub-advisor a fee computed daily and payable monthly based on an annual rate of 1.00%, .50%, .60%, .25%, .50%, .50%, .50%,
 .50%, .30%, .50%, .65%, .75%, .40%, .55%, .60%, .60%, .30%, and .60% of the
average daily net assets of the Henderson, Lord Abbett, JanCap, Money Market, Federated, Balanced, High Yield, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, International Bond, Berger, Small Cap, Natural Resources, Limited Maturity, and Robertson Stephens Portfolios, respectively. The sub-advisors for Henderson and Money Market are currently voluntarily waiving portions of the fees payable to them by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the sub-advisors of all Portfolios, other than International Bond, are reduced for Portfolio net assets in excess of specified levels.

On April 12, 1996, the shareholders of the AST Scudder International Bond Portfolio approved a new Investment Management Agreement which, effective May 1, 1996, reduced the Investment Manager's fee to an annual rate of .80% of the Portfolio's average daily net assets from the previous annual rate of 1.00%. Also on April 12, 1996, the Portfolio's shareholders approved a Sub-Advisory Agreement under which Rowe Price-Fleming International, Inc., became sub-advisor to the Portfolio, effective May 1, 1996, for a fee paid by the Investment Manager at an annual rate of .40% of the Portfolio's average daily net assets. Prior to May 1, 1996, Scudder, Stephens & Clark, Inc. served as sub-advisor for an annual rate of .60% of the average daily net assets of the Portfolio. Effective May 1, 1996, the name of the Portfolio was changed to the "T. Rowe Price International Bond Portfolio."

The Investment Manager has agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses (after fee waivers and expense reimbursements) of the Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. The Investment Management Agreement with each Portfolio also provides that the Investment Manager will reimburse the

--------------------------------------------------------------------------------

Portfolio to prevent its expenses from exceeding a specific percentage limit. During the six months ended June 30, 1996, the Investment Manager reimbursed Money Market and Natural Resources for expenses pursuant to those provisions.

The Trust has entered into an agreement for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it will pay ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and/or Trustees of the Trust are also officers and/or directors of the Investment Manager. During the six months ended June 30, 1996, the Trust made no direct payments to its officers or interested Trustees.

3.  PURCHASES AND SALES OF SECURITIES

The cost of security purchases and proceeds from the sales of securities, excluding short-term obligations, during the six months ended June 30, 1996 were ($ in thousands): $117,577 and $71,066 for Henderson, $191,842 and $66,081 for
Lord Abbett, $423,041 and $325,164 for JanCap, $55,552 and $45,473 for
Federated, $278,460 and $203,368 for Balanced, $64,264 and $24,857 for High Yield, $40,226 and $18,389 for Asset Allocation, $999,047 and $755,890 for PIMCO, $119,361 and $56,071 for INVESCO, $89,348 and $47,062 for Founders, $120,458 and $16,599 for T. Rowe, $79,074 and $59,411 for International Bond, $111,799 and $34,753 for Berger, $53,558 and $4,111 for Small Cap, $27,877 and
$5,577 for Natural Resources, $364,423 and $254,856 for Limited Maturity and $4,696 and $111 for Robertson Stephens.

4.  TAX COST OF INVESTMENTS AND CAPITAL LOSS CARRYOVERS

At June 30, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows ($ in thousands):

                            TAX                                   NET UNREALIZED
                          COST OF     APPRECIATED   DEPRECIATED    APPRECIATION
                        INVESTMENTS   SECURITIES    SECURITIES    (DEPRECIATION)
                        -----------   -----------   -----------   --------------
Henderson..............  $ 281,042     $  39,371      $(8,054)       $ 31,317
Lord Abbett............    344,097        37,259       (4,582)         32,677
JanCap.................    498,676       130,760       (8,557)        122,203
Money Market...........    571,977            --           --              --
Federated..............    112,871        12,258       (1,257)         11,001
Balanced...............    253,020        14,199       (3,737)         10,462
High Yield.............    122,304         2,420       (2,208)            212
Asset Allocation.......     81,288         6,248       (1,593)          4,655
PIMCO..................    396,901         4,494       (1,108)          3,386
INVESCO................    212,973        27,484       (3,816)         23,668
Founders...............    127,139        31,376       (4,229)         27,147
T. Rowe................    268,147        34,915       (6,321)         28,594
International Bond.....     59,756           991       (1,243)           (252)
Berger.................     73,793        12,126       (1,473)         10,653
Small Cap..............     73,694         8,125       (1,564)          6,561
Natural Resources......     31,031         2,419         (732)          1,687
Limited Maturity.......    195,811           289       (3,054)         (2,765)
Robertson Stephens.....      5,227            73         (171)            (98)

At December 31, 1995, for federal income tax purposes, capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of utilization or expiration in 2002 were ($ in thousands): $2,704 for Federated, $26 for High Yield and $9 for Berger. Capital loss carryovers that expire in 2003 were ($ in thousands): $418 for T. Rowe, $195 for Berger and $14 for Small Cap.

--------------------------------------------------------------------------------

5.  OPTION AND FUTURES TRANSACTIONS

Option and futures transactions entered into during the six months ended June 30, 1996, are summarized as follows ($ in thousands):

                                 PIMCO                  INTERNATIONAL BOND
                        ------------------------     ------------------------
                           NUMBER                       NUMBER
                        OF CONTRACTS     PREMIUM     OF CONTRACTS     PREMIUM
                        ------------     -------     ------------     -------
WRITTEN PUT OPTION TRANSACTIONS
Balance at beginning
 of period............        80          $  32            64          $  71
Written...............       562            585           243            224
Expired...............       (80)           (32)         (177)          (186)
Exercised.............      (100)          (115)           --             --
Closing buys..........      (200)          (230)         (130)          (109)
                           -----         ------         -----          -----
Balance at end of
 period...............       262          $ 240            --          $  --
                           =====         ======         =====          =====

                                                    LIMITED MATURITY
                                                ------------------------
                                                   NUMBER
                                                OF CONTRACTS     PREMIUM
                                                ------------     -------
WRITTEN PUT OPTION TRANSACTIONS
Balance at beginning of period................        --          $  --
Written.......................................        43             17
Expired.......................................        --             --
Exercised.....................................        --             --
Closing buys..................................        --             --
                                                     ---            ---
Balance at end of period......................        43          $  17
                                                     ===            ===

                                    PIMCO                LIMITED MATURITY
                           ------------------------   -----------------------
                              NUMBER      CONTRACT       NUMBER      CONTRACT
                           OF CONTRACTS     VALUE     OF CONTRACTS    VALUE
                           ------------   ---------   ------------   --------
FUTURES TRANSACTIONS
Balance at beginning of
 period..................        710      $  83,353        110       $ 12,103
Opened...................      2,165        265,950        130         13,908
Closed...................     (2,040)      (234,402)      (220)       (23,900)
                             -------      ---------      -----       --------
Balance at end of
 period..................        835      $ 114,901         20       $  2,111
                             =======      =========      =====       ========

6.  SUBSEQUENT EVENT

On October 11, 1996, the shareholders of the Henderson, Balanced and Small Cap Portfolios approved new Investment Management and Sub-Advisory Agreements, effective October 15, 1996. Under the new Sub-Advisory Agreements, Putnam Investment Management, Inc. became sub-advisor to the Henderson and Balanced Portfolios, and Founders Asset Management, Inc. became sub-advisor to the Small Cap Portfolio. In conjunction with the adoption of these new agreements, the names of the Portfolios were changed to AST Putnam International Equity Portfolio ("Putnam International"), AST Putnam Balanced Portfolio ("Putnam Balanced") and Founders Passport Portfolio ("Founders Passport") for the Henderson, Balanced and Small Cap Portfolios, respectively. Under the terms of the new Investment Management Agreements, the Investment Manager receives a fee computed daily and paid monthly based on an annual rate of 1.00%, .75% and 1.00% of the average daily net assets of the Putnam International, Putnam Balanced and Founders Passport Portfolios, respectively. The fees for Putnam International are at the rate of .85% for average daily net assets in excess of $75 million and for Putnam Balanced are at the rate of .70% for average daily net assets in excess of $300 million. The Investment Manager pays each sub-advisor a fee computed daily and payable monthly based on an annual rate of .65%, .45% and
 .60% of the average daily net assets of the Putnam International, Putnam Balanced and Founders Passport Portfolios, respectively. The annual rates of the fees payable by the Investment Manager to the sub-advisors of each Portfolio are reduced for Portfolio net assets in excess of specified levels.

                                  APPENDIX

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, it is improbable that such changes would impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the highest rated bonds because margins of protection may not be as large as in Aaa securities, or because fluctuation of protective elements may be of greater amplitude, or because there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but certain characteristics may exist which suggest a susceptibility to impairment in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Although interest payments and principal security appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over time. Such bonds lack high quality investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative to a large degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt issues rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt issues rated AA have a strong capacity to pay interest and repay principal, and differ only in small degree from the highest rated issues.

         A -- Debt issues rated A have a strong capacity to pay interest and repay principal but they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt issues in higher rated categories.

         BBB -- Debt issues rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken their capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC -- Debt rated BB, B, CCC, and CC is regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC is the highest degree of speculative. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C -- The rating C is reserved for income bonds on which no interest is paid.

         D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Description of Certain Commercial Paper Ratings

Moody's

         Prime-1 -- Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's

         A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 -- This designation indicates that the degree of security regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming security characteristics are given a plus (+) sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

PART C.      OTHER INFORMATION

ITEM 24.          Financial Statements and Exhibits

         (a)      Financial statements contained in Part A:


                  (1)      Financial Highlights for the period April 19, 1989 (commencement of operations) to June 30,
                           1996.


                  Financial Statements contained in Part B:

                  (1)      Audited Financial Statements for the Trust for the year ended December 31, 1995.


                           (a)  Independent Auditors' Report;
                           (b)  Portfolios  of  Investments  as of December  31,
                                1995;
                           (c) Statements of Assets and Liabilities as of December 31, 1995;
                           (d)  Statements of Operations for the year ended
                                December 31, 1995;  (e) Statements of Changes in
                                Net Assets for the years ended December 31, 1994 and December 31, 1995; and
                           (f)  Financial Highlights for the period April 19,
                                1989 (commencement of operations) to
                                December 31, 1995.
                           (g)  Notes to Financial Statements.

                  (2)      Unaudited Financial Statements for the Trust for the period ended June 30, 1996.

                           (a)  Schedules of Investments as of June 30, 1996;
                           (b)  Statements of Assets and Liabilities as of June 30, 1996;
                           (c)  Statements of Operations for the six month period ended June 30, 1996;
                           (d)  Statements of Changes in Net Assets for the year ended December 31, 1995 and and the six month period ended June 30, 1996; and
                           (e)  Financial Highlights for the period April 19, 1989 (commencement of operations) to
                                June 30, 1996.
                           (f)  Notes to Financial Statements.


         (b)      Exhibits

         *        1.       (a)      Form of Declaration of Trust of Registrant.

         i                 (b)      Amendment to Agreement and Declaration of Trust of Registrant.

         ii                (c)      Amendment to Declaration of Trust of Registrant.

         *        2.       Form of By-laws of Registrant.

                  3.       None.

         **       4.       Specimen certificate for shares of beneficial interest of Registrant.

         ii       5.       (a)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Lord Abbett Growth and Income Portfolio.


         iii               (b)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the JanCap Growth Portfolio.

         iii               (c)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Money Market.

         iv                (d)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Federated Utility Income Portfolio.



         v                 (e)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Federated High Yield Portfolio.


         v                 (f)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the T. Rowe Price Asset Allocation Portfolio.

         v                 (g)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the T. Rowe Price International Equity Portfolio.

         v                 (h)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Founders Capital Appreciation Portfolio.

         v                 (i)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the INVESCO Equity Income Portfolio.


         v                 (j)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the PIMCO Total Return Portfolio.



         vii               (k)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Berger Capital Growth Portfolio.


         viii              (l)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for T. Rowe Price Natural Resources Portfolio.

         viii              (m)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for PIMCO Limited Maturity Bond Portfolio.

         ix                (n)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the T. Rowe Price International Bond Portfolio.

         ix                (o)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Robertson Stephens Value + Growth Portfolio.




                           (p)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Overseas Growth Portfolio.



                           (q)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the T. Rowe Price Small Company Value Portfolio.

                           (r)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Founders Passport Portfolio.

                           (s)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Twentieth Century International Growth Portfolio.


                           (t)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Twentieth Century Strategic Balanced Portfolio.


                           (u)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Putnam Value Growth & Income Portfolio.

                           (v)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Putnam International Equity Portfolio.

                           (w)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Putnam Balanced Portfolio.

         ii                (x)      Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Lord, Abbett & Co. for the Lord Abbett Growth and Income Portfolio.

         iii               (y)      Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Janus Capital Corporation for the JanCap Growth Portfolio.


         iii               (z)      Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    J.P. Morgan Investment Management, Inc. for the AST Money Market Portfolio.


         iv                (aa)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Federated Investment Counseling for the Federated Utility Income Portfolio.


         v                 (bb)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Federated Investment Counseling for the Federated High Yield Portfolio.


         v                 (cc)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    T. Rowe Price Associates, Inc. for the T. Rowe Price Asset Allocation Portfolio.

         v                 (dd)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Rowe  Price-Fleming  International,  Inc.  for the T. Rowe Price  International  Equity
                                    Portfolio.

         v                 (ee)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Founders Asset Management, Inc. for the Founders Capital Appreciation Portfolio.

         v                 (ff)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    INVESCO Trust Company for the INVESCO Equity Income Portfolio.

         v                 (gg)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Pacific Investment Management Company for the PIMCO Total Return Portfolio.


         vii               (hh)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Berger Associates, Inc.


         viii              (ii)     Sub-Advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    T. Rowe Price Associates, Inc. for the T. Rowe Price Natural Resources Portfolio.

         viii              (jj)     Sub-Advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Pacific Investment Management Company for the PIMCO Limited Maturity Bond Portfolio.


         ix                (kk)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Rowe  Price-Fleming  International,  Inc.  for the T.  Rowe  Price  International  Bond
                                    Portfolio.

         ix                (ll)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Robertson,  Stephens & Company Investment  Management,  L.P. for the Robertson Stephens
                                    Value + Growth Portfolio.


                           (mm)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation for the AST Janus Overseas Growth Portfolio.


                           (nn)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    T. Rowe Price Associates, Inc. for the T. Rowe Price Small Company Value Portfolio.

                           (oo)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Founders Asset Management, Inc. for the Founders Passport Portfolio.

                           (pp)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Investors  Research   Corporation  for  the  Twentieth  Century   International  Growth
                                    Portfolio.


                           (qq)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Investors  Research   Corporation  for  the  Twentieth  Century  Strategic   Balanced
                                    Portfolio.


                           (rr)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Putnam Investment Management, Inc. for the AST Putnam Value Growth & Income Portfolio.

                           (ss)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Putnam Investment Management, Inc. for the AST Putnam International Equity Portfolio.

                           (tt)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Putnam Investment Management, Inc. for the AST Putnam Balanced  Portfolio.

         iii               Amended   Administration   Agreement  between  Registrant  and  Provident  Financial  Processing
                           Corporation

         ii       6.       (a)      Sales Agreement between Registrant and American Skandia Life Assurance
                                    Corporation.


                           (b)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.


                  7.       None.

         iii      8.       (a)      Custodian  Agreement  between  Registrant  and Morgan  Stanley  Trust  Company  for the
                                    Henderson International Growth Portfolio.

         iii               (b)      Amended Custodian Agreement between Registrant and Provident National Bank.

         iii               (c)      Amended  Transfer  Agency  Agreement   between   Registrant  and  Provident   Financial
                                    Processing Corporation.

                  9.       None.

                  10.      Consent of Counsel for the Registrant.

                  11.      Independent Auditors' Consent.

                  12.      None.

         **       13.      Certificate re:  initial $100,000 capital.

                  14.      None.

                  15.      None.

         ***      16.      Calculation of Total Return.

                  17.      Financial Data Schedules.

                  18.      None.

--------------------------

*        Filed as an Exhibit to  Pre-Effective  Amendment No. 1 to  Registration  Statement,  which  Amendment was filed on
         October 7, 1988, and is incorporated herein by reference.

**       Filed as an Exhibit to  Pre-Effective  Amendment No. 2 to  Registration  Statement,  which  Amendment was filed on
         April 20, 1989, and is incorporated herein by reference.

***      Filed as an Exhibit to  Post-Effective  Amendment No. 1 to  Registration  Statement,  which Amendment was filed on
         March 2, 1990, and is incorporated herein by reference.

i        Filed as an Exhibit to  Post-Effective  Amendment No. 2 to  Registration  Statement,  which Amendment was filed on
         April 30, 1991, and is incorporated herein by reference.

ii       Filed as an Exhibit to  Post-Effective  Amendment No. 4 to  Registration  Statement,  which Amendment was filed on
         August 25, 1992, and is incorporated herein by reference.

iii      Filed as an Exhibit to  Post-Effective  Amendment No. 5 to  Registration  Statement,  which Amendment was filed on
         October 30, 1992, and is incorporated herein by reference.

iv       Filed as an Exhibit to  Post-Effective  Amendment No. 7 to  Registration  Statement,  which was filed on April 20,
         1993 and is incorporated herein by reference.

v        Filed as an Exhibit to  Post-Effective  Amendment No. 10 to Registration  Statement,  which Amendment was filed on
         December 9, 1993, and is incorporated herein by reference.

vi       Filed as an Exhibit to  Post-Effective  Amendment No. 12 to  Registration  Statement,  which Amendment was filed on
         April 29, 1994, and is incorporated herein by reference.

vii      Filed as an Exhibit to  Post-Effective  Amendment No. 13 to  Registration  Statement,  which Amendment was filed on
         October 12, 1994, and is incorporated herein by reference.

viii     Filed as an Exhibit to  Post-Effective  Amendment No. 16 to  Registration  Statement,  which Amendment was filed on
         April 21, 1995, and is incorporated herein by reference.


ix       Filed as an Exhibit to  Post-Effective  Amendment No. 18 to  Registration  Statement,  which Amendment was filed on
         April 30, 1996, and is incorporated herein by reference.


ITEM 25. Persons Controlled By or Under Common Control with Registrant

         See "Investment Manager and Investment Management Agreements" in the Prospectus and in the Statement of Additional Information.

ITEM 26.          Number of Holders of Securities


                                                                        Number of Record Holders
                  Title of Class                                        as of December 1, 1996
                  --------------                                        --------------------



                  Lord Abbett Growth and Income Portfolio                              1

                  AST Money Market Portfolio                                           1

                  JanCap Growth Portfolio                                              1

                  Federated Utility Income Portfolio                                   1


                  Federated High Yield Portfolio                                       1

                  T. Rowe Price Asset Allocation Portfolio                             1

                  T. Rowe Price International Equity Portfolio                         1

                  T. Rowe Price Natural Resources Portfolio                            1

                  T. Rowe Price International Bond Portfolio                           1
                  (formerly, the AST Scudder
                  International Bond Portfolio)

                  Founders Capital Appreciation Portfolio                              1


                  Founders Passport Portfolio                                          1
                  (formerly, the Seligman Henderson
                  International Small Cap Portfolio)


                  INVESCO Equity Income Portfolio                                      1

                  PIMCO Total Return Bond Portfolio                                    1

                  PIMCO Limited Maturity Bond Portfolio                                1

                  Berger Capital Growth Portfolio                                      1


                  Robertson Stephens Value + Growth Portfolio                          1

                  AST Putnam International Equity Portfolio                            1
                  (formerly, the Seligman Henderson
                  International Equity Portfolio)

                  AST Putnam Balanced Portfolio                                        1
                  (formerly, the AST Phoenix Balanced Asset Portfolio)


ITEM 27. Indemnification

         Article VIII of the Registrant's Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or any other proceeding, whether civil or criminal, before any court or administrative legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Covered Person repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (1) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (providing that a majority of the disinterested Trustees then in the office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.          Business and Other Connections of Investment Adviser

         See "Management of the Trust" in the Prospectus and "Management" in the Statement of Additional Information.

ITEM 29. Principal Underwriter


     Registrant's shares are presently offered exclusively as an investment medium for life insurance companies writing both variable annuity and variable life insurance policies. Pursuant to an exemptive order of the Securities and Exchange Commission, Registrant may also sell its shares directly to qualified plans. If Registrant does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.




     The following individuals, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484, are the current officers and/or directors of ASM, Inc.: Jan R. Carendi (Chief Executive Officer & Director); Gordon C. Boronow (Director); Wade A. Dokken (President, Chief Operating Officer, Chief Marketing Officer & Director); Thomas M. Mazzaferro (Executive Vice President & Chief Financial Officer); Bayard F. Tracy (Senior Vice President, National Sales Manager & Director); N. David Kuperstock (Vice President & Director); Don Thomas Peck (Senior Vice President, National Sales Manager & Director); Hayward Sawyer (Senior Vice President, National Sales Manager & Director); Walter G. Kenyon (Vice President & National Accounts Manager); Kimberly A. Bradshaw (Vice President & National Accounts Manager); Daniel LaBonte (Vice President & Associate Marketing Director); Heidi Ann Richardson (Vice President & Portfolio Marketing Director); Tamara L. Wood (Vice President & National Sales Director, Special Products); Paul DeSimone (Vice President, Controller & Director); Christian Thwaites (Vice President, Qualified Plans); M. Priscilla Pannell (Corporate Secretary); and Kristen E. Newall (Assistant Corporate Secretary).



         Of the above, the following individuals are also officers and/or directors of Registrant: Jan R. Carendi (President, Principal Executive Officer & Trustee); Gordon C. Boronow (Vice President & Trustee); Thomas M. Mazzaferro (Treasurer); and M. Priscilla Pannell (Assistant Corporate Secretary).

ITEM 30. Location of Accounts and Records

         The  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company act of 1940 are maintained at the offices of the Trust, One Corporate Drive, Shelton, Connecticut 06484, except for those maintained by the Trust's Custodian.

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

         None.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 24th day of December, 1996.


                                                          AMERICAN SKANDIA TRUST


                                                      By: /s/ Mary Ellen O'Leary
                                                              Mary Ellen O'Leary
                                                                       Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date



/s/ Jan R. Carendi*                         President (Principal
Jan R. Carendi                              Executive Officer)
                                            and Trustee                                 12/24/96


/s/ Gordon Boronow*                         Vice President
Gordon C. Boronow                           and Trustee                                 12/24/96

/s/ Mary Ellen O'Leary                      Secretary                                   12/24/96
Mary Ellen O'Leary

/s/ Thomas M. Mazzaferro                    Treasurer                                   12/24/96
Thomas M. Mazzaferro

/s/ Richard G. Davy, Jr.                    Controller                                  12/24/96
Richard G. Davy, Jr.


/s/ David E. A. Carson*                     Trustee                                     12/24/96
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     12/24/96
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     12/24/96
Thomas M. O'Brien


/s/ F. Don Schwartz*                        Trustee                                     12/24/96
F. Don Schwartz


                           *By: /s/ Mary Ellen O'Leary
                               Mary Ellen O'Leary

                *Pursuant to Powers of Attorney previously filed

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of American Skandia Trust (the "Trust") does hereby make, constitute and appoint Mary Ellen O'Leary, Secretary of the Trust, or M. Priscilla Pannell, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering the Trust under the Investment Company Act of 1940 with the Securities and Exchange commission, or amending any such registration, or registering shares in one or more series, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS THEREOF, the undersigned has subscribed hereunder this 18th day of December, 1996.



                                                        /s/ Julian A. Lerner
                                                       Julian A. Lerner

                                                       Registration No. 33-24962









                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    EXHIBITS
                   FILED WITH POST-EFFECTIVE AMENDMENT NO. 20
                                  TO FORM N-1A



                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 AND
                         INVESTMENT COMPANY ACT OF 1940


                             AMERICAN SKANDIA TRUST

                                    Exhibits

                                Table of Contents

                  Exhibit Number                                     Description


                  5(p)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated    for   the   AST Janus   Overseas   Growth
                                                     Portfolio.


                  5(q)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated  for the T.  Rowe  Price  Small  Company
                                                     Value Portfolio.

                  5(r)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated for the Founders Passport Portfolio.

                  5(s)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated     for    the     Twentieth     Century
                                                     International Growth Portfolio.


                  5(t)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated  for  the  Twentieth  Century  Strategic
                                                     Balanced Portfolio.


                  5(u)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated  for  the  AST  Putnam  Value  Growth  &
                                                     Income Portfolio.

                  5(v)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated   for  the  AST   Putnam   International
                                                     Equity Portfolio.

                  5(w)                               Investment  Management  Agreement between  Registrant
                                                     and    American    Skandia    Investment    Services,
                                                     Incorporated for the AST Putnam Balanced Portfolio.


                  5(mm)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     Janus  Capital  Corporation  for the  AST Janus  Overseas
                                                     Growth Portfolio.


                  5(nn)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     T.  Rowe  Price  Associates,  Inc.  for  the T.  Rowe
                                                     Price Small Company Value Portfolio.

                  5(oo)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     Founders  Asset  Management,  Inc.  for the  Founders
                                                     Passport Portfolio.

                  5(pp)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     Investors  Research  Corporation  for  the  Twentieth
                                                     Century International Growth Portfolio.


                  5(qq)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     Investors  Research  Corporation  for  the  Twentieth
                                                     Century  Strategic Balanced Portfolio.


                  5(rr)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     Putnam  Investment  Management,   Inc.  for  the  AST
                                                     Putnam Value Growth & Income Portfolio.

                  5(ss)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     Putnam  Investment  Management,   Inc.  for  the  AST
                                                     Putnam International Equity Portfolio.

                  5(tt)                              Sub-advisory      Agreement      between     American
                                                     Skandia   Investment   Services,   Incorporated   and
                                                     Putnam  Investment  Management,   Inc.  for  the  AST
                                                     Putnam Balanced Portfolio.

                  6(b)                               Sales   Agreement   between   Registrant  and  Kemper
                                                     Investors Life Insurance Company.

                  10                                 Consent of Counsel for the Registrant

                  11                                 Independent Auditors' Consent

                  17                                 Financial Data Schedules
